UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4149
                                   --------

                                   FRANKLIN TAX-FREE TRUST
                                   -----------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
             (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end: 2/28
                         ----

Date of reporting period: 8/31/03
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.

AUGUST 31, 2003


Franklin Florida Insured
Tax-Free Income Fund

Franklin Insured
Tax-Free Income Fund

Franklin Massachusetts Insured
Tax-Free Income Fund

Franklin Michigan Insured
Tax-Free Income Fund

Franklin Minnesota Insured
Tax-Free Income Fund

Franklin Ohio Insured
Tax-Free Income Fund



[GRAPHIC OMITTED]

SEMIANNUAL REPORT AND SHAREHOLDER LETTER                   TAX-FREE INCOME

--------------------------------------------------------------------------------
                             Franklin Tax-Free Trust
--------------------------------------------------------------------------------

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Eligible shareholders can sign up for eDelivery
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[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.



SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.



TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.



RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.



MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the semiannual report

                     Contents

SHAREHOLDER LETTER ................................................  1

SPECIAL FEATURE:
Understanding Your Tax-Free Income Fund ...........................  4

SEMIANNUAL REPORT
Investment Strategy & Manager's Discussion ........................  8

Franklin Florida Insured Tax-Free Income Fund ..................... 10

Franklin Insured Tax-Free Income Fund ............................. 14

Franklin Massachusetts Insured Tax-Free Income Fund ............... 19

Franklin Michigan Insured Tax-Free Income Fund .................... 24

Franklin Minnesota Insured Tax-Free Income Fund ................... 30

Franklin Ohio Insured Tax-Free Income Fund ........................ 35

Financial Highlights & Statements of Investments .................. 41

Financial Statements ..............................................108

Notes to Financial Statements .....................................117

Proxy Voting Policies and Procedures ..............................126

--------------------------------------------------------------------------------

Semiannual Report


Investment Strategy &
Manager's Discussion


We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolios become well diversified with a broad range of coupons, calls and maturities. This broad diversification helps stabilize Fund share prices. We generally stay fully invested to support income distribution.

The municipal bond market, like other bond markets, was volatile over the six-month period ended August 31, 2003. The market struggled with geopolitical events, an accommodative Federal Reserve Board (Fed), mixed economic releases, a strong equity market, and a record level of new bond issuance. From March 1 through mid-June, the municipal bond market generally performed well as yields decreased to historically low levels; the Municipal Market Data AAA 10-year yield fell from 3.56% at the beginning of the period to 2.85% on June 13, and the 30-year yield declined from 4.71% to 4.20% over the same period. 1 Market strength was driven by perceptions that inflation would stay low and the Fed would remain accommodative as economic indicators seemed to show little growth. At its May meeting the Fed in fact warned the economy risked further weakening. First quarter gross domestic product was lower than expected, the employment outlook was declining and consumer confidence remained low.

Many municipalities facing a weak economy and budget imbalances took advantage of lower interest rates to exercise call options and refinance higher yielding outstanding debt. Refunding activity contributed to more than $254 billion in new issuance for the calendar year through August 2003 -- a 12.5% increase over the same period in 2002 (a record issuance year). 2 Increased proceeds from bond calls, along with investors shifting assets into the municipal bond market in a "flight to quality," steered our investment focus through the first five months of the reporting period. In maintaining our value-oriented strategy of investing primarily for income, we generally looked to remain fully invested in bonds ranging from 15 to 30 years in maturity, with good call features. The yield difference between securities with short-term and intermediate- to long-term maturities remained historically wide. This enabled the Funds to earn more income by investing in intermediate- to long-term bonds than by staying idle in cash or cash equivalent securities. For insured bonds,



1. Source: Thomson Financial.
2. Source: THE BOND BUYER, 9/1/03.

8  |  Semiannual Report
yield spreads between A-rated and AAA-rated bonds remained narrow, so most of our purchases were in AAA-rated insured bonds. In our national funds, we also strived to take advantage of increasing yield spreads in states facing budget gaps or an economic downturn, but that could gain in a recovery.

We changed our general investment focus in July, however, when municipal bond market yields began to increase significantly. The Municipal Market Data AAA 10-year yield increased from 2.85% on June 13 to 3.95% August 31, and the 30-year yield rose from 4.20% to 5.02% for the same period. 1 The yield increase was attributed to rising consumer confidence driven by several factors that were perceived to put the economy in a stronger posture toward growth. The Fed reduced the federal funds target rate by 25 basis points (0.25%) rather than the widely expected 50 basis points (0.50%) at its June meeting, bringing the rate to 1.00%. Furthermore, the Fed left the federal funds target rate unchanged at its August meeting citing indications of a strengthening economy as second quarter gross domestic product was higher than expected. With signs of economic growth, historically low interest rates, passage of the president's tax plan, and diminishing concerns around pending geopolitical risks, the market drove yields higher through the last month of the reporting period. As a result, we shifted our investment focus to concentrate more on executing tax loss swaps that entailed selling bonds purchased in a lower interest rate environment, and purchasing similarly structured bonds. This strategy enabled many Funds to book losses that can be used to offset future capital gains, and allowed them to increase the portfolios' book yield or distributable yield.

Consistent with our income-oriented investment philosophy, we generally invest in bonds that we believe should provide the most relative value from an income perspective, and we are comfortable holding them unless we find an opportunity to enhance the portfolio's structure or increase its future income-earning potential. As a result of our strategy, the Funds are generally weighted in higher coupon bonds purchased in a more favorable yield environment. Such bonds are susceptible to being called when interest rates decline. Most of the Funds had to lower their dividend distributions during the reporting period, as interest rates were historically low. On the other hand, many of the higher coupon bonds that we continue to hold recently traded at a premium, which generally makes them less price sensitive to interest rate fluctuations and thus behave defensively through an increasing interest rate cycle. Furthermore, our higher coupon bonds allowed us to distribute an attractive tax-free distribution yield, which we look to ultimately drive our intermediate- and long-term performance.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.



                                                     Semiannual Report  |  9

Franklin Florida Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Florida Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting mainly of insured Florida municipal bonds. 1, 2 In addition, the Fund's shares are free from Florida's annual intangibles tax.



PORTFOLIO BREAKDOWN
Franklin Florida Insured
Tax-Free Income Fund
8/31/03

------------------------------------------------------
                                            % OF TOTAL
                                 LONG-TERM INVESTMENTS
------------------------------------------------------
  Utilities*                                     25.8%
------------------------------------------------------
  Other Revenue                                  22.4%
------------------------------------------------------
  Tax-Supported                                  12.9%
------------------------------------------------------
  Subject to Government Appropriations           12.5%
------------------------------------------------------
  Prerefunded                                     8.7%
------------------------------------------------------
  Transportation                                  7.8%
------------------------------------------------------
  Housing                                         5.9%
------------------------------------------------------
  General Obligation                              1.4%
------------------------------------------------------
  Higher Education                                1.4%
------------------------------------------------------
  Hospital & Health Care                          1.2%
------------------------------------------------------

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.


This semiannual report for Franklin Florida Insured Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $10.76 on February 28, 2003, to $10.50 on August 31, 2003. The Fund's Class A shares paid dividends totaling
22.50 cents per share for the same period. 3 The Performance Summary beginning on page 12 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.10%. An investor in the 2003 maximum regular federal income tax bracket of 35.00% would need to earn a distribution rate of 6.31% from a taxable investment to match the Fund's Class A tax-free distribution rate.


STATE UPDATE

Florida's service-based economy performed reasonably well given the state's significant tourism sector, but recent revenue weakness indicated an uncertain near-term economic environment for the state. Unemployment rates exceeded 5.0% in 2002 and 2003 year-to-date, increasing from a 3.8% low in 2000, but unemployment rates remained in line with national levels, and the state recorded labor force gains. High population growth, although slowing from its previous pace, strengthened the state's economy, but also put pressure on government services for education, corrections, transportation, and health and human services. The state maintained strong financial reserves despite volatility in fiscal years 2002 and 2003, and it had




1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.
3. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 42.


10  |  Semiannual Report
relatively stable revenue performance in the face of downward revenue adjustments, setting Florida apart from most other states. The state has solid long-term economic growth prospects, average income levels and a growing debt burden, which has been planned and managed centrally through the state's division of bond finance. The state's tax-supported debt was an above-average $985 per capita or 3.5% of personal income, versus national medians of $606 and 2.2%. 4

Independent credit rating agency Standard & Poor's outlook for Florida is stable, based on the state's strong track record of active budget management and solid budgetary reserves. The state's economy, although still sluggish, has been slowly recovering from the impact of the national economic recession. Given downward revenue projection revisions for fiscal years 2003 and 2004, coupled with significant spending requirements of the recently approved class size initiative, Florida's economic growth may be tempered, and its finances face challenges in the near term. However, the state's financial reserve position provides significant flexibility to manage shortfalls or spending pressures.


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Florida Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


DIVIDEND DISTRIBUTIONS 3
Franklin Florida Insured
Tax-Free Income Fund - Class A
3/1/03-8/31/03

--------------------------------------
  MONTH            DIVIDEND PER SHARE
--------------------------------------
  March                    3.75 cents
--------------------------------------
  April                    3.75 cents
--------------------------------------
  May                      3.75 cents
--------------------------------------
  June                     3.75 cents
--------------------------------------
  July                     3.75 cents
--------------------------------------
  August                   3.75 cents
--------------------------------------
  TOTAL                   22.50 CENTS



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

4. Source: Moody's Investors Service, "New Issue: Florida (State of)," 7/28/03.


                                                      Semiannual Report  |  11

Performance Summary as of 8/31/03

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION


-------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.26            $10.50           $10.76
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2250

 PERFORMANCE

-------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.36%         +3.17%           +25.61%          +67.65%
-------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -4.62%         -1.20%            +3.76%           +4.84%
-------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                    -1.35%            +4.09%           +5.01%
-------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.10%
-------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.31%
-------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.68%
-------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.66%

ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


12  |  Past performance does not guarantee future results.  |  Semiannual Report

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.

CLASS          A: Subject to the current, maximum 4.25% initial sales charge.
               Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns would be lower.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum sales charge. Six-month return has not been annualized.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the 3.75 cent per share current monthly dividend and the maximum offering price of $10.97 per share on 8/31/03.
5. Taxable equivalent distribution rate and yield assume the 2003 maximum regular federal income tax rate of 35.00%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.


   Semiannual Report | Past performance does not guarantee future results. | 13

Franklin Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting mainly of insured municipal bonds. 1, 2



PORTFOLIO BREAKDOWN
Franklin Insured Tax-Free Income Fund
8/31/03

---------------------------------------------------
                                         % OF TOTAL
                              LONG-TERM INVESTMENTS
---------------------------------------------------
  Hospital & Health Care                      19.3%
---------------------------------------------------
  Utilities                                   17.6%
---------------------------------------------------
  General Obligation                          15.7%
---------------------------------------------------
  Prerefunded                                 15.6%
---------------------------------------------------
  Transportation                              12.8%
---------------------------------------------------
  Higher Education                             6.1%
---------------------------------------------------
  Tax-Supported                                5.3%
---------------------------------------------------
  Subject to Government Appropriations         4.7%
---------------------------------------------------
  Housing                                      1.5%
---------------------------------------------------
  Other Revenue                                1.1%
---------------------------------------------------
  Corporate-Backed                             0.3%
---------------------------------------------------

This semiannual report for Franklin Insured Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $12.37 on February 28, 2003, to $12.12 on August 31, 2003. The Fund's Class A shares paid dividends totaling
27.98 cents per share for the same period. 3 The Performance Summary beginning on page 16 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.34%. An investor in the 2003 maximum regular federal income tax bracket of 35.00% would need to earn a distribution rate of 6.68% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.



1. These dividends are generally subject to state and local income taxes, if any. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.
3. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 48.


14  |  Semiannual Report

DIVIDEND DISTRIBUTIONS 3
Franklin Insured Tax-Free Income Fund
3/1/03-8/31/03

-----------------------------------------------------------------------------------------------
                                                               DIVIDEND PER SHARE
-----------------------------------------------------------------------------------------------
   MONTH                                    CLASS A              CLASS B              CLASS C
-----------------------------------------------------------------------------------------------
   March                                   4.72 cents           4.15 cents           4.20 cents
-----------------------------------------------------------------------------------------------
   April                                   4.72 cents           4.15 cents           4.20 cents
-----------------------------------------------------------------------------------------------
   May                                     4.72 cents           4.15 cents           4.20 cents
-----------------------------------------------------------------------------------------------
   June                                    4.62 cents           4.04 cents           3.96 cents
-----------------------------------------------------------------------------------------------
   July                                    4.62 cents           4.04 cents           3.96 cents
-----------------------------------------------------------------------------------------------
   August                                  4.58 cents           3.98 cents           3.94 cents
-----------------------------------------------------------------------------------------------
   TOTAL                                  27.98 CENTS          24.51 CENTS          24.46 CENTS


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                    Semiannual Report  |  15

Performance Summary as of 8/31/03

FRANKLIN INSURED TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



 PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.25            $12.12           $12.37
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2798
-------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           8/31/03          2/28/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.25            $12.17           $12.42
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2451
-------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.26            $12.21           $12.47
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2446


16  |  Past performance does not guarantee future results.  |  Semiannual Report

PERFORMANCE

-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +0.21%         +3.65%           +26.48%          +67.20%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -4.06%         -0.73%            +3.90%           +4.82%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                    -0.32%            +4.21%           +4.98%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.34%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.68%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.77%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.80%
-----------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH         1-YEAR            3-YEAR   INCEPTION (2/1/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.07%         +3.06%           +18.01%          +27.56%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -3.99%         -0.90%            +4.77%           +6.32%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                    -0.49%            +5.93%           +6.93%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.92%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.04%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.36%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.17%
-----------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.16%         +3.06%           +23.05%          +53.02%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -2.16%         +1.08%            +4.02%           +5.11%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                    +1.51%            +4.34%           +5.38%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.83%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      5.90%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.33%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.12%
-----------------------------------------------------------------------------------------------------

ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


Semiannual Report | Past performance does not guarantee future results. | 17

ENDNOTES

BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/03.
5. Taxable equivalent distribution rate and yield assume the 2003 maximum regular federal income tax rate of 35.00%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.


18  |  Past performance does not guarantee future results.  |  Semiannual Report

Franklin Massachusetts Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Massachusetts Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Massachusetts state personal income taxes through a portfolio consisting mainly of insured Massachusetts municipal bonds. 1, 2



PORTFOLIO BREAKDOWN
Franklin Massachusetts Insured
Tax-Free Income Fund
8/31/03

------------------------------------------------------
                                            % OF TOTAL
                                 LONG-TERM INVESTMENTS
------------------------------------------------------
  Higher Education                               23.3%
------------------------------------------------------
  Hospital & Health Care                         18.5%
------------------------------------------------------
  General Obligation                             14.4%
------------------------------------------------------
  Transportation                                 13.8%
------------------------------------------------------
  Utilities                                      10.9%
------------------------------------------------------
  Other Revenue                                  10.2%
------------------------------------------------------
  Prerefunded                                     6.6%
------------------------------------------------------
  Housing                                         1.8%
------------------------------------------------------
  Subject to Government Appropriations            0.5%
------------------------------------------------------

This semiannual report for Franklin Massachusetts Insured Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.91 on February 28, 2003, to $11.65 on August 31, 2003. The Fund's Class A shares paid dividends totaling
26.05 cents per share for the same period. 3 The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.24%. An investor in the 2003 maximum combined federal and Massachusetts state personal income tax bracket of 38.25% would need to earn a distribution rate of 6.87% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.





1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.
3. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 69.


                                                       Semiannual Report  |  19

DIVIDEND DISTRIBUTIONS*
Franklin Massachusetts Insured Tax-Free Income Fund
3/1/03-8/31/03

-------------------------------------------------------------------
                                        DIVIDEND PER SHARE
                              -------------------------------------
   MONTH                        CLASS A                  CLASS C
-------------------------------------------------------------------
   March                       4.35 cents               3.81 cents
-------------------------------------------------------------------
   April                       4.35 cents               3.81 cents
-------------------------------------------------------------------
   May                         4.35 cents               3.81 cents
-------------------------------------------------------------------
   June                        4.35 cents               3.76 cents
-------------------------------------------------------------------
   July                        4.35 cents               3.76 cents
-------------------------------------------------------------------
   August                      4.30 cents               3.72 cents
-------------------------------------------------------------------
   TOTAL                      26.05 CENTS              22.67 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


COMMONWEALTH UPDATE

Massachusetts has a fundamentally diverse and broad economy, driven by the high-technology, health care, education and financial services sectors. Despite the recent national economic slowdown, the commonwealth has effectively managed its finances through this recent period of significant tax revenue decline. Massachusetts ended fiscal year 2003 with a positive Budget Stabilization Fund balance. In addition, it recently adopted a fiscal year 2004 budget that closes a projected shortfall using a combination of expenditure reductions, fee increases and one-time revenues, including roughly $550 million from the federal Jobs and Growth Reconciliation Act of 2003. 4 However, the commonwealth's recently stagnant economy affected job growth, and total non-farm wage and salary employment has dropped in the past two years. The unemployment rate remained above 5% during the reporting period and registered 5.8% at period-end, below the national 6.1% rate. 5 In addition, Massachusetts faced ongoing spending pressures, especially in the health care and pension areas, and the commonwealth's debt levels ranked second highest among the 50 states on a per-capita basis and as a percentage of personal income.



4. Source: Standard & Poor's, "Summary: Massachusetts; Tax Secured, General Obligation," RATINGSDIRECT, 8/13/03.
5. Source: Bureau of Labor Statistics.


20  |  Semiannual Report

Moody's Investors Service assigned a rating of Aa2 to Massachusetts' general obligation bonds, noting that the commonwealth faced budget challenges in the near term resulting from tax revenue weakness and uncertainty related to the timing and pace of economic recovery. 6 However, reserve levels projected to grow with the fiscal year 2003 close and the fiscal year 2004 budget provide some financing flexibility, and Massachusetts has a decade-long track record of financial discipline and professional management that has helped it manage through a difficult economic climate.


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Massachusetts Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

6. This does not indicate Moody's rating of the Fund.




                                                      Semiannual Report  |  21

Performance Summary as of 8/31/03

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.26            $11.65           $11.91
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2605
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.25            $11.73           $11.98
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2267

PERFORMANCE

-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.03%         +3.28%           +26.28%          +67.07%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -4.29%         -1.09%            +3.88%           +4.81%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                    -0.82%            +4.17%           +4.98%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.24%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.87%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.83%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  6.20%
-----------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.23%         +2.78%           +22.99%          +52.93%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -2.19%         +0.77%            +4.02%           +5.11%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                    +0.97%            +4.31%           +5.36%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.77%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.10%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.42%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.54%
-----------------------------------------------------------------------------------------------------

ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


22  |  Past performance does not guarantee future results.  |  Semiannual Report

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/03.
5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and Massachusetts state personal income tax bracket of 38.25%, based on the federal income tax rate of 35.00%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.

   Semiannual Report | Past performance does not guarantee future results. | 23

Franklin Michigan Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Michigan Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting mainly of insured Michigan municipal bonds. 1, 2


PORTFOLIO BREAKDOWN
Franklin Michigan Insured
Tax-Free Income Fund
8/31/03

-----------------------------------------------------
                                           % OF TOTAL
                                LONG-TERM INVESTMENTS
-----------------------------------------------------
  General Obligation                            29.2%
-----------------------------------------------------
  Prerefunded                                   25.0%
-----------------------------------------------------
  Hospital & Health Care                        13.4%
-----------------------------------------------------
  Utilities                                     13.3%
-----------------------------------------------------
  Transportation                                 8.1%
-----------------------------------------------------
  Higher Education                               4.1%
-----------------------------------------------------
  Subject to Government Appropriations           3.2%
-----------------------------------------------------
  Tax-Supported                                  2.0%
-----------------------------------------------------
  Other Revenue                                  1.6%
-----------------------------------------------------
  Housing                                        0.1%
-----------------------------------------------------

This semiannual report for Franklin Michigan Insured Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $12.46 on February 28, 2003, to $12.16 on August 31, 2003. The Fund's Class A shares paid dividends totaling
27.70 cents per share for the same period. 3 The Performance Summary beginning on page 27 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.25%. An investor in the 2003 maximum combined federal and Michigan state personal income tax bracket of 37.60% would need to earn a distribution rate of 6.81% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.
3. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date your purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 76.


24  |  Semiannual Report

DIVIDEND DISTRIBUTIONS 3
Franklin Michigan Insured Tax-Free Income Fund
3/1/03-8/31/03

----------------------------------------------------------------------------------------------
                                                             DIVIDEND PER SHARE
                                          ----------------------------------------------------
   MONTH                                    CLASS A             CLASS B               CLASS C
----------------------------------------------------------------------------------------------
   March                                   4.70 cents          4.12 cents           4.15 cents
----------------------------------------------------------------------------------------------
   April                                   4.70 cents          4.12 cents           4.15 cents
----------------------------------------------------------------------------------------------
   May                                     4.70 cents          4.12 cents           4.15 cents
----------------------------------------------------------------------------------------------
   June                                    4.55 cents          3.98 cents           3.90 cents
----------------------------------------------------------------------------------------------
   July                                    4.55 cents          3.98 cents           3.90 cents
----------------------------------------------------------------------------------------------
   August                                  4.50 cents          3.91 cents           3.86 cents
----------------------------------------------------------------------------------------------
   TOTAL                                  27.70 CENTS         24.23 CENTS          24.11 CENTS


STATE UPDATE

Michigan continued to face fiscal pressures, but retained some measure of financial cushion going into fiscal year 2004. General fund revenue fell in fiscal years 2001 and 2002, partly due to economic weakness and personal income tax-rate reductions, while the 2003 budget spent the remaining funds in the budget stabilization fund. The 2004 budget closes projected gaps through a combination of spending cuts, revenue enhancements and relatively few one-time measures. Importantly, the budget includes steps to begin replenishing budget stabilization fund balances. Budget projections are based on reasonable economic assumptions that conservatively assume the state will recover more slowly from this recession than it did from the one in the early 1990s.

Recent economic news has been encouraging, as employment rose in May for the first time in eight months, although it fell again in June. The state's economy showed modest signs of improved job and payroll performance following a manufacturing recession that began in 2000. Debt issuance increased recently as the state shifted from its long-established practice of financing projects on a pay-as-you-go basis to some bond financing to provide spending relief. However, the state's debt levels remain historically low and manageable, leaving some budget flexibility for a further shift to bond financing to reduce spending should revenues fail to meet projected targets. In 2003, Michigan ranked 28th among the states with $536 in debt per capita and 29th with 1.8% in debt as a percent of personal income. 4 Standard & Poor's and Moody's Investors Service, two independent credit rating agencies,



4. Sources: Moody's Investors Service, "New Issue: Michigan (State of)," 8/12/03; Standard & Poor's, "Summary: Michigan; Tax Secured, General Obligation," RATINGSDIRECT, 8/12/03.




                                                       Semiannual Report  |  25
assigned Michigan's general obligation bonds their highest ratings, AAA and Aaa, respectively. 5 However, they note that Michigan's outlook is negative, which reflects economic uncertainty, low reserves, and the possibility that a mild recovery and sluggish economy could continue to exert downward pressure on revenues.


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Michigan Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

5. These do not indicate ratings of the Fund.


26  |  Semiannual Report

Performance Summary as of 8/31/03

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.30            $12.16           $12.46
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2770
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0311
--------------------------------------------------------------------------------------------------
  TOTAL                                 $0.3081
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           8/31/03          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.30            $12.21           $12.51
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2423
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0311
--------------------------------------------------------------------------------------------------
  TOTAL                                 $0.2734
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.30            $12.26           $12.56
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2411
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0311
--------------------------------------------------------------------------------------------------
  TOTAL                                 $0.2722
--------------------------------------------------------------------------------------------------

Semiannual Report  |  Past performance does not guarantee future results.  |  27

PERFORMANCE

-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +0.02%         +3.56%           +27.50%          +69.09%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -4.20%         -0.84%            +4.06%           +4.94%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                    -0.58%            +4.31%           +5.06%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.25%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.81%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.56%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.71%
-----------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH         1-YEAR            3-YEAR   INCEPTION (2/1/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.25%         +2.98%           +17.83%          +26.63%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -4.16%         -0.95%            +4.72%           +6.10%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                    -0.70%            +5.72%           +6.64%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.84%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.16%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.18%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.10%
-----------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.26%         +2.97%           +24.03%          +54.99%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -2.25%         +0.94%            +4.20%           +5.27%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                    +1.29%            +4.44%           +5.51%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.74%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.00%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.14%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.03%
-----------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


28  |  Past performance does not guarantee future results. | Semiannual Report

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/03.
5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and Michigan state personal income tax bracket of 37.60%, based on the federal income tax rate of 35.00%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.


Semiannual Report | Past performance does not guarantee future results. | 29

Franklin Minnesota Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Minnesota Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Minnesota state personal income taxes through a portfolio consisting mainly of insured Minnesota municipal bonds. 1, 2



PORTFOLIO BREAKDOWN
Franklin Minnesota Insured
Tax-Free Income Fund
8/31/03

-----------------------------------------------------------
                                                % OF TOTAL
                                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
  General Obligation                                 40.0%
-----------------------------------------------------------
  Hospital & Health Care                             16.2%
-----------------------------------------------------------
  Housing                                            15.6%
-----------------------------------------------------------
  Transportation                                      7.9%
-----------------------------------------------------------
  Utilities                                           7.7%
-----------------------------------------------------------
  Prerefunded                                         4.0%
-----------------------------------------------------------
  Higher Education                                    2.8%
-----------------------------------------------------------
  Other Revenue                                       2.4%
-----------------------------------------------------------
  Subject to Government Appropriations                1.7%
-----------------------------------------------------------
  Tax-Supported                                       1.7%
-----------------------------------------------------------

This semiannual report for Franklin Minnesota Insured Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $12.23 on February 28, 2003, to $11.98 on August 31, 2003. The Fund's Class A shares paid dividends totaling
26.85 cents per share for the same period. 3 The Performance Summary beginning on page 33 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.27%. An investor in the 2003 maximum combined federal and Minnesota state personal income tax bracket of 40.10% would need to earn a distribution rate of 7.13% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.




1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.
3. Assumes shares were held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 86.


30  |  Semiannual Report

DIVIDEND DISTRIBUTIONS 3
Franklin Minnesota Insured Tax-Free Income Fund
3/1/03-8/31/03

--------------------------------------------------------------------
                                        DIVIDEND PER SHARE
                              --------------------------------------
   MONTH                         CLASS A                   CLASS C
--------------------------------------------------------------------
   March                        4.50 cents               3.99 cents
--------------------------------------------------------------------
   April                        4.50 cents               3.99 cents
--------------------------------------------------------------------
   May                          4.50 cents               3.99 cents
--------------------------------------------------------------------
   June                         4.45 cents               3.75 cents
--------------------------------------------------------------------
   July                         4.45 cents               3.75 cents
--------------------------------------------------------------------
   August                       4.45 cents               3.78 cents
--------------------------------------------------------------------
   TOTAL                       26.85 CENTS              23.25 CENTS


STATE UPDATE

Minnesota enjoys a deep and diverse economy, supported by several regional economic centers. Minnesota entered the recession with considerable economic strength, as shown by its steady demographic trends, high personal income levels, relative employment diversity and performance, and relatively low unemployment. However, the economic recession has settled on the state, albeit later than it did in many other areas of the country. Unemployment rose, and although lower than national rates, it negatively affected Minnesota's revenue base. The ongoing economic downturn forced frequent budget projection reevaluations over the past several years, but by making the necessary adjustments, the state balanced its 2004-2005 biennial budget and projects to end the two-year period with more than $500 million in reserves. 4 Minnesota gained fiscal balance by using several sizable one-time revenue sources and payment shifts. Although recent forecasts showed significant revenue weakness, the forecasts were more optimistic than many states', especially for personal income taxes in the second year of the upcoming biennium. Personal income per capita was about 108% of the national figure, ranking seventh among the states. The state's debt burden of $654 per capita was moderate and manageable. 5


4. Source: Standard & Poor's, "Summary: Minnesota; Tax Secured, General Obligation," RATINGSDIRECT, 7/18/03. 5. Source: Moody's Investors Service, "New
Issue: Minnesota (State of)," 7/18/03.
                                                       Semiannual Report  |  31

Reflecting the deterioration of Minnesota's financial position, Moody's Investors Service, an independent credit rating agency, downgraded the state's general obligation bonds in June to Aa1 from Aaa; however, Moody's maintained a stable outlook for the state at this new rating level. 6 Standard & Poor's, another independent credit rating agency, maintained its AAA rating and stable outlook for Minnesota, due to apparent economic stabilization and the state's balanced approach to solving its recent budget gap and additional reserves to address future challenges. 6


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Minnesota Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

6. This does not indicate a rating of the Fund.


32  |  Semiannual Report

Performance Summary as of 8/31/03

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



 PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.25            $11.98           $12.23
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2685
------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.25            $12.05           $12.30
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2325

PERFORMANCE

------------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +0.12%         +3.61%           +25.54%          +62.54%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -4.11%         -0.82%            +3.75%           +4.52%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                    -0.41%            +4.07%           +4.67%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.27%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      7.13%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.99%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  6.66%
------------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/95)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return  1             -0.17%         +3.03%           +22.18%          +49.07%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -2.11%         +1.05%            +3.89%           +4.78%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                    +1.46%            +4.19%           +5.02%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.73%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.22%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.58%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.98%
------------------------------------------------------------------------------------------------------

ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


Semiannual Report | Past performance does not guarantee future results. | 33

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/03.
5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and Minnesota state personal income tax bracket of 40.10%, based on the federal income tax rate of 35.00%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.


34  |  Past performance does not guarantee future results.  |  Semiannual Report

Franklin Ohio Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Ohio Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Ohio state personal income taxes through a portfolio consisting mainly of insured Ohio municipal bonds. 1, 2



PORTFOLIO BREAKDOWN
Franklin Ohio Insured
Tax-Free Income Fund
8/31/03

-------------------------------------------------------
                                             % OF TOTAL
                                  LONG-TERM INVESTMENTS
-------------------------------------------------------
  General Obligation                              42.6%
-------------------------------------------------------
  Utilities                                       17.0%
-------------------------------------------------------
  Prerefunded                                     12.9%
-------------------------------------------------------
  Higher Education                                 7.3%
-------------------------------------------------------
  Hospital & Health Care                           4.9%
-------------------------------------------------------
  Tax-Supported                                    4.2%
-------------------------------------------------------
  Transportation                                   3.7%
-------------------------------------------------------
  Corporate-Backed                                 2.6%
-------------------------------------------------------
  Housing                                          2.3%
-------------------------------------------------------
  Other Revenue                                    1.7%
-------------------------------------------------------
  Subject to Government Appropriations             0.8%
-------------------------------------------------------

This semiannual report for Franklin Ohio Insured Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $12.60 on February 28, 2003, to $12.31 on August 31, 2003. The Fund's Class A shares paid dividends totaling
27.84 cents per share for the same period. 3 The Performance Summary beginning on page 38 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.19%. An investor in the 2003 maximum combined federal and Ohio state personal income tax bracket of 39.88% would need to earn a distribution rate of 6.97% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.




1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.
3. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 96.


                                                      Semiannual Report  |  35

DIVIDEND DISTRIBUTIONS*
Franklin Ohio Insured Tax-Free Income Fund
3/1/03-8/31/03

-----------------------------------------------------------------------------------------------
                                                             DIVIDEND PER SHARE
                                         ------------------------------------------------------
   MONTH                                    CLASS A              CLASS B              CLASS C
-----------------------------------------------------------------------------------------------
   March                                   4.75 cents           4.17 cents          4.20 cents
-----------------------------------------------------------------------------------------------
   April                                   4.75 cents           4.17 cents          4.20 cents
-----------------------------------------------------------------------------------------------
   May                                     4.75 cents           4.17 cents          4.20 cents
-----------------------------------------------------------------------------------------------
   June                                    4.55 cents           3.97 cents          3.90 cents
-----------------------------------------------------------------------------------------------
   July                                    4.55 cents           3.97 cents          3.90 cents
-----------------------------------------------------------------------------------------------
   August                                  4.49 cents           3.90 cents          3.84 cents
-----------------------------------------------------------------------------------------------
   TOTAL                                  27.84 CENTS          24.35 CENTS         24.24 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


STATE UPDATE

Despite Ohio's history of prudent financial management, healthy balance sheets, moderate debt levels, and a trend of economic change leading to a more diversified economy, the state has experienced significant revenue weakening and substantial budget imbalances recently. The auto, machinery, steel and air transportation industries were hit particularly hard by the economic downturn, and job losses in those sectors could potentially affect others. Income gains remained minimal, and Ohio's aggregate personal income growth rate lagged the U.S. rate during the past five years.

Weak economic conditions resulted in downward revisions to previous revenue projections and imbalances in the 2002-2003 biennium budget. However, the state took steps to address sizable shortfalls and passed a structurally balanced fiscal year 2004-2005 biennial budget using a broad-based, temporary tax increase and conservative assumptions for economic growth underlying the budget's projections. Ohio's debt levels remained moderate in relation to its substantial economic base at $749 debt per capita and 2.6% of total state personal income. 4 Standard & Poor's, an independent credit rating agency, assigned Ohio's general obligation bonds a rating of AA+ and revised its outlook to stable from negative, reflecting the state's return to structural balance for the 2004-2005 biennium and the state's sales tax increase that, although temporary, demonstrates its willingness to take decisive action to regain fiscal stability. 5



4. Source: Moody's Investors Service, "New Issue: Ohio (State of)," 5/5/03.
5. This does not indicate Standard & Poor's rating of the Fund.

36  |  Semiannual Report

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Ohio Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                   Semiannual Report  |  37

Performance Summary as of 8/31/03

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.29            $12.31           $12.60
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2784
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0007
--------------------------------------------------------------------------------------------------
  TOTAL                                 $0.2791
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           8/31/03          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.29            $12.35           $12.64
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2435
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0007
--------------------------------------------------------------------------------------------------
  TOTAL                                 $0.2442
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.29            $12.40           $12.69
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2424
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0007
--------------------------------------------------------------------------------------------------
  TOTAL                                 $0.2431
--------------------------------------------------------------------------------------------------



38  |  Past performance does not guarantee future results.  |  Semiannual Report

PERFORMANCE


-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.13%         +3.26%           +26.05%          +65.94%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return  2         -4.38%         -1.10%            +3.84%           +4.74%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03)  3                   -0.87%            +4.02%           +4.85%
-----------------------------------------------------------------------------------------------------
     Distribution Rate  4                        4.19%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate  5     6.97%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield  6                3.51%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield  5                 5.84%
-----------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH         1-YEAR            3-YEAR   INCEPTION (2/1/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return  1             -0.40%         +2.76%           +16.89%          +25.89%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -4.31%         -1.19%            +4.43%           +5.92%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                    -1.03%            +5.39%           +6.41%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.79%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.30%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.09%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.14%
-----------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.41%         +2.76%           +22.65%          +52.85%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -2.39%         +0.73%            +3.95%           +5.09%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                    +0.90%            +4.14%           +5.30%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.68%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.12%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.05%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.07%
-----------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


Semiannual Report | Past performance does not guarantee future results. | 39

ENDNOTES

BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/03.
5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and Ohio state personal income tax bracket of 39.88%, based on the federal income tax rate of 35.00%. 6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.


40  |  Past performance does not guarantee future results. | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

                                                   ---------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     AUGUST 31, 2003                  YEAR ENDED FEBRUARY 28,
                                                       (UNAUDITED)      2003        2002        2001        2000        1999
                                                   ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........           $10.76      $10.50      $10.36      $ 9.61      $10.53      $10.43
                                                   ---------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .......................              .23         .46         .48         .49         .48         .51
                                                   ---------------------------------------------------------------------------
 Net realized and unrealized gains (losses)                  (.26)        .27         .14         .74        (.92)        .10
                                                   ---------------------------------------------------------------------------
Total from investment operations ...............             (.03)        .73         .62        1.23        (.44)        .61
                                                   ---------------------------------------------------------------------------
Less distributions from net investment income ...            (.23)       (.47)       (.48)       (.48)       (.48)       (.51)
                                                   ---------------------------------------------------------------------------
Net asset value, end of period ............. ....          $10.50      $10.76      $10.50      $10.36      $ 9.61      $10.53
                                                   ---------------------------------------------------------------------------

Total return b .................................             (.36)%      7.14%       6.14%      13.10%      (4.22)%      6.01%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................       $144,988    $156,973    $127,595    $116,581    $108,831    $124,488

Ratios to average net assets:

 Expenses ........................................            .73% c      .76%        .78%        .78%        .76%        .42%

 Expenses excluding waiver and payments
 by affiliate ....................................            .73% c      .76%        .78%        .78%        .77%        .79%

 Net investment income ...........................           4.24% c     4.39%       4.58%       4.87%       4.79%       4.88%

Portfolio turnover rate ..........................           3.34%      10.83%      23.17%      29.18%      23.92%       1.81%



aBased on average weighted shares outstanding beginning with year ended February 29, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized




              Semiannual Report  |  See notes to financial statements.  |  41

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                           PRINCIPAL AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.8%
  Alachua County Public Improvement Revenue, AMBAC Insured, 5.25%, 8/01/29 ................ $ 2,500,000     $    2,538,925
  Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/20 ..........................   1,000,000          1,022,130
  Bay Medical Center Hospital Revenue, Bay Medical Center Project, AMBAC
    Insured, 5.00%, 10/01/27 ..............................................................   1,025,000          1,013,643
  Broward County HFAR, FSA Insured,
     5.65%, 11/01/22 ......................................................................     405,000            414,777
     5.70%, 11/01/29 ......................................................................     225,000            228,593
  Broward County School Board COP, Series A, FSA Insured, 5.00%,
     7/01/22 ..............................................................................   2,000,000          2,015,480
     7/01/26 ..............................................................................   2,850,000          2,830,620
  Canaveral Port Authority Revenue, Refunding, Series B, FGIC Insured, 5.625%, 6/01/21 ....   1,000,000          1,065,880
  Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%, 9/01/29 ..   1,890,000          1,924,379
  Dade County Water and Sewer System Revenue, FGIC Insured, 5.25%, 10/01/21 ...............   1,000,000          1,034,440
  Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%, 11/15/32    1,000,000            987,820
  Destin Capital Improvement Revenue, MBIA Insured, 5.00%, 8/01/27 ........................   1,315,000          1,309,490
  Escambia County HFA, SFMR, Multi County Program, Series A, MBIA
    Insured, 6.40%, 10/01/30 ..............................................................   1,205,000          1,266,130
  Escambia County Utilities Authority Utility System Revenue,
     FGIC Insured, 5.00%, 1/01/31 .........................................................   1,775,000          1,754,019
     Refunding, Series B, FGIC Insured, 5.00%, 1/01/22 ....................................   2,000,000          2,018,840
  Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 ........   1,600,000          1,680,656
  Florida HFC Revenue,
     Housing Logans Pointe Apartments, Series F-1, FSA Insured, 5.90%, 12/01/19 ...........   1,205,000          1,264,961
     Marina Bay Apartments, Series S, FSA Insured, 5.85%, 2/01/41 .........................   1,070,000          1,132,467
  Florida Intergovernmental Finance Commission Capital Revenue, Series A, AMBAC
    Insured, 5.00%, 8/01/32 ...............................................................   3,570,000          3,526,803
  Florida State Board of Education GO, Series F, MBIA Insured, 5.00%, 6/01/28 .............   2,000,000          1,988,600
  Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured,
    5.25%, 7/01/30 ........................................................................   2,000,000          2,024,160
  Florida State Department Environmental Protection Preservation Revenue, Florida Forever,
    Series A, MBIA Insured, 5.00%, 7/01/21 ................................................   3,000,000          3,018,300
  Florida State Department of General Services Division Facilities Management Revenue,
    Florida Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 ........................     550,000            565,730
  Gulf Breeze Revenue,
     FGIC Insured, 5.80%, 12/01/20 ........................................................   1,250,000          1,373,075
     Local Government Loan Program, FGIC Insured, 6.05%, 12/01/13 .........................   1,915,000          2,120,843
  Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured,
    6.25%, 12/01/34 .......................................................................   1,500,000          1,612,050
  Hillsborough County School Board COP, MBIA Insured, 5.375%, 7/01/26 .....................   2,000,000          2,041,400
  Indian River County Water and Sewer Revenue, FGIC Insured, 5.50%, 9/01/26 ...............   1,250,000          1,278,962
  Indian Trail Water Control District Improvement Revenue Bonds, MBIA Insured,
     5.75%, 8/01/16 .......................................................................   1,090,000          1,195,414
     5.50%, 8/01/22 .......................................................................     500,000            523,565
  Jacksonville Capital Improvement Revenue, Refunding, Series C, AMBAC Insured,
    5.00%, 10/01/25 .......................................................................   4,000,000          3,999,840
  Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
    5.00%, 10/01/32 .......................................................................   1,000,000            987,870
  Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/26 ......................   2,000,000          1,994,500


42  |  Semiannual Report

Franklin Tax-Free Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%, 8/01/25 .. $1,000,000     $ 1,085,630
  Lake Clarke Shores Utility Systems Revenue, Refunding and Improvement, FGIC Insured,
    5.80%, 10/01/18 ..........................................................................  1,415,000       1,501,315
  Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured,
    6.00%, 10/01/17 ..........................................................................    500,000         536,555
  Lee County Airport Revenue, Series B, FSA Insured, 5.75%, 10/01/33 .........................  4,000,000       4,208,000
  Lee County IDA, Utilities Revenue, Bonita Springs Utilities Project, Refunding,
    MBIA Insured, 6.05%,
     11/01/15 ................................................................................  2,000,000       2,188,560
     11/01/20 ................................................................................  1,500,000       1,610,925
  Lynn Haven Capital Improvement Revenue,
     MBIA Insured, 5.50%, 12/01/32 ...........................................................  2,000,000       2,063,980
     Series A, MBIA Insured, 5.75%, 12/01/16 .................................................  1,000,000       1,096,240
  Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ........................  1,500,000       1,481,985
  Martin County Consolidated Utilities System Revenue, Refunding, FGIC Insured, ETM,
    6.00%, 10/01/24 ..........................................................................    215,000         225,696
  Martin County Improvement Revenue, AMBAC Insured, Pre-Refunded, 6.00%, 10/01/14 ............  1,000,000       1,073,110
  Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 .........................  3,000,000       2,973,630
  Miami-Dade County Aviation Revenue, Miami International Airport, Series B, FGIC Insured,
    5.75%, 10/01/29 ..........................................................................  2,500,000       2,638,800
  Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded,
    6.75%, 10/01/25 ..........................................................................  2,000,000       2,142,420
  Nassau County Public Improvement Revenue, MBIA Insured, 5.00%, 5/01/31 .....................  5,000,000       4,940,600
  Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 ......................  4,220,000       4,429,607
  Orange County Health Facilities Authority Revenue, MBIA Insured, 6.00%, 11/01/24 ...........    700,000         712,502
  Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 ...................  1,000,000       1,094,900
  Orange County School Board COP, AMBAC Insured, 5.50%, 8/01/25 ..............................  1,000,000       1,028,270
  Orange County Tourist Development Tax Revenue, AMBAC Insured, 5.50%,
     10/01/22 ................................................................................  1,000,000       1,058,590
     10/01/31 ................................................................................  2,500,000       2,600,525
     10/01/32 ................................................................................  2,000,000       2,064,740
  Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured,
    5.70%, 12/01/17 ..........................................................................    480,000         490,637
  Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 ..............  3,000,000       2,963,610
  Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured,
    6.10%, 4/01/17 ...........................................................................  1,225,000       1,241,905
  Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, Pre-Refunded,
    6.00%, 6/01/15 ...........................................................................  1,000,000       1,056,690
  Palm Beach County IDR, South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 ...........  2,000,000       2,054,160
  Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
    5.125%, 11/01/30 .........................................................................  2,000,000       2,008,460
  Palm Beach County School Board COP,
     Refunding, Series D, FSA Insured, 5.00%, 8/01/28 ........................................  3,000,000       2,970,330
     Series A, AMBAC Insured, 5.125%, 8/01/24 ................................................  5,000,000       5,058,600
     Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ....................................  3,000,000       3,500,310
  Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/32 ................  2,000,000       1,975,800
  Pinellas County Sewer Revenue, FSA Insured, 5.00%, 10/01/32 ................................  5,000,000       4,939,350
  Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21 .........  1,000,000       1,088,870
  Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 ........................  1,000,000         993,280

                                                      Semiannual Report  |  43

Franklin Tax-Free Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ...... $ 3,000,000    $    3,017,010
  Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, Pre-Refunded,
    5.50%, 7/01/25 .........................................................................   1,000,000         1,092,240
  Sarasota County Utilities System Revenue, FGIC Insured, 5.75%, 10/01/27 ..................     520,000           543,728
  Seminole County School Board COP, Series A, MBIA Insured, Pre-Refunded, 6.125%,
    7/01/14 ................................................................................   1,000,000         1,061,820
  St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water
    Management Benefit, Refunding, senior lien, Series A, MBIA Insured, 5.25%, 5/01/25 .....   5,000,000         5,100,700
  St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%,
    10/01/32 ...............................................................................   2,240,000         2,481,002
  Stuart Utilities Revenue, FGIC Insured, Pre-Refunded,
     6.70%, 10/01/14 .......................................................................     500,000           502,125
     6.80%, 10/01/24 .......................................................................     500,000           502,165
  Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30 ..........................   1,000,000         1,024,060
  Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 ..........     490,000           526,868
  West Melbourne Water and Sewer Revenue, FGIC Insured,
     6.75%, 10/01/14 .......................................................................     315,000           334,996
     Pre-Refunded, 6.75%, 10/01/14 .........................................................     185,000           198,174
                                                                                                            --------------
  TOTAL INVESTMENTS (COST $136,464,529) 98.8% ..............................................                   143,237,832
  OTHER ASSETS, LESS LIABILITIES 1.2% ......................................................                     1,750,598
                                                                                                            --------------
  NET ASSETS 100.0% ........................................................................                $  144,988,430
                                                                                                            --------------



See glossary of terms on page 107.


44  |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN INSURED TAX-FREE INCOME FUND

                                            ---------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                             AUGUST 31, 2003                       YEAR ENDED FEBRUARY 28,
CLASS A                                        (UNAUDITED)       2003         2002          2001          2000          1999
                                            ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period ........     $12.37        $12.13        $11.98        $11.24       $12.26        $12.31
                                              -------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ....................        .27           .58           .59           .60          .61           .63

 Net realized and unrealized
 gains (losses) .............................       (.24)          .24           .16           .74        (1.00)          .06
                                              -------------------------------------------------------------------------------
Total from investment operations ............        .03           .82           .75          1.34          (.39)         .69
                                              -------------------------------------------------------------------------------
Less distributions from:

 Net investment income ......................       (.28)         (.58)         (.60)         (.60)        (.61)         (.64)

 Net realized gains .........................         --            --            --            --         (.02)         (.10)
                                              -------------------------------------------------------------------------------
Total distributions .........................       (.28)         (.58)         (.60)         (.60)        (.63)         (.74)
                                              -------------------------------------------------------------------------------
Net asset value, end of period ..............     $12.12        $12.37        $12.13        $11.98        $11.24       $12.26
                                              -------------------------------------------------------------------------------

Total return b ..............................        .21%         6.90%         6.39%        12.24%       (3.21)%        5.72%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........... $1,633,042    $1,646,355    $1,554,245    $1,472,089   $1,445,546    $1,727,014

Ratios to average net assets:

 Expenses ...................................        .63% c        .62%          .63%          .62%         .62%          .62%

 Net investment income ......................       4.38% c       4.73%         4.90%         5.23%        5.23%         5.11%

Portfolio turnover rate .....................       4.31%        11.74%         8.48%        10.40%       13.29%        13.16%



aBased on average weighted shares outstanding beginning with year ended February 29, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized




                                                       Semiannual Report  |  45

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                                ----------------------------------------------------------------
                                                                 SIX MONTHS ENDED
                                                                  AUGUST 31, 2003           YEAR ENDED FEBRUARY 28,
CLASS B                                                             (UNAUDITED)     2003        2002        2001       2000 D
                                                                ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................         $12.42      $12.17      $12.00      $11.24      $11.14
                                                                ----------------------------------------------------------------

Income from investment operations:

 Net investment income a .....................................            .24         .51         .53         .55         .05

 Net realized and unrealized gains (losses) ..................           (.25)        .25         .17         .75         .10
                                                                ----------------------------------------------------------------
Total from investment operations .............................           (.01)        .76         .70        1.30         .15
                                                                ----------------------------------------------------------------
Less distributions from net investment income ................           (.24)       (.51)       (.53)       (.54)       (.05)
                                                                ----------------------------------------------------------------
Net asset value, end of period ...............................         $12.17      $12.42      $12.17      $12.00      $11.24
                                                                ----------------------------------------------------------------

Total return b ...............................................           (.07)%      6.37%       5.96%      11.80%       1.31%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............................        $99,416     $82,062     $38,158      $6,291         $63

Ratios to average net assets:

 Expenses ....................................................           1.18% c     1.18%       1.18%       1.18%       1.18% c

 Net investment income .......................................           3.83% c     4.17%       4.35%       4.68%       5.23% c

Portfolio turnover rate ......................................           4.31%      11.74%       8.48%      10.40%      13.29%


 aBased on average weighted shares outstanding.
bTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period February 1, 2000 (effective date) to February 29, 2000.




46  |  Semiannual Report

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                     ------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 2003              YEAR ENDED FEBRUARY 28,
CLASS C                                                 (UNAUDITED)     2003         2002       2001       2000        1999
                                                     ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $12.47      $12.21      $12.05      $11.31      $12.33      $12.38
                                                     ------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ...........................          .24         .52         .53         .55         .55         .57

 Net realized and unrealized gains (losses) ........         (.26)        .25         .16         .73       (1.00)        .05
                                                     ------------------------------------------------------------------------
Total from investment operations ...................         (.02)        .77         .69        1.28        (.45)        .62
                                                     ------------------------------------------------------------------------
Less distributions from:

 Net investment income .............................         (.24)       (.51)       (.53)       (.54)       (.55)       (.57)

 Net realized gains ................................           --          --          --          --        (.02)       (.10)
                                                     ------------------------------------------------------------------------
Total distributions ................................         (.24)       (.51)       (.53)       (.54)       (.57)       (.67)
                                                     ------------------------------------------------------------------------
Net asset value, end of period .....................       $12.21      $12.47      $12.21      $12.05      $11.31      $12.33
                                                     ------------------------------------------------------------------------

Total return b .....................................         (.16)%      6.45%       5.84%      11.55%      (3.74)%      5.12%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................     $143,373    $129,608     $90,403     $62,212     $56,627     $65,166

Ratios to average net assets:

 Expenses ..........................................         1.22% c     1.15%       1.18%       1.18%       1.18%       1.18%

 Net investment income .............................         3.79% c     4.20%       4.35%       4.67%       4.66%       4.54%

Portfolio turnover rate ............................         4.31%      11.74%       8.48%      10.40%      13.29%      13.16%


aBased on average weighted shares outstanding beginning with year ended February 29, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized


               Semiannual Report  |  See notes to financial statements.  |  47

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)



----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 99.6%
  BONDS 98.3%
  ALABAMA 4.7%
  Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A, AMBAC
    Insured, 5.25%, 8/15/21 ............................................................... $  2,700,000   $     2,777,814
  Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.25%,
    6/01/18 ...............................................................................    5,000,000         5,174,450
  Bessemer Governmental Utility Services Corp. Water Supply Revenue, MBIA Insured, 5.25%,
    6/01/32 ...............................................................................    5,000,000         5,039,100
  Daphne Utilities Board Water Gas and Sewer Revenue, Series B, AMBAC Insured, 5.50%,
    6/01/30 ...............................................................................    1,670,000         1,695,067
  East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
    Series A, MBIA Insured, 5.25%, 9/01/28 ................................................    7,000,000         7,019,040
  Helena Utilities Board Water and Sewer Revenue, MBIA Insured, 5.25%,
     4/01/27 ..............................................................................    3,260,000         3,299,022
     4/01/33 ..............................................................................    4,890,000         4,941,149
  Jefferson County Sewer Revenue,
     Capital Improvement wts., Series A, FGIC Insured, Pre-Refunded, 5.125%, 2/01/29 ......   22,050,000        24,432,062
     Series D, FGIC Insured, Pre-Refunded, 5.00%, 2/01/32 .................................   14,690,000        15,964,798
     wts., Series D, FGIC Insured, Pre-Refunded, 5.75%, 2/01/22 ...........................    5,000,000         5,620,800
  Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and
    Clinic, Refunding, AMBAC Insured, 6.00%, 3/01/26 ......................................    4,000,000         4,291,080
  Muscle Shoals GO, wts., MBIA Insured, 5.50%, 8/01/30 ....................................    2,000,000         2,062,380
  University of Alabama University Revenues, FGIC Insured, 5.25%, 10/01/27 ................    5,975,000         6,037,379
                                                                                                           -----------------
                                                                                                                88,354,141
                                                                                                           -----------------

  ALASKA .7%
  Alaska Energy Authority Power Revenue, Bradley Lake Project, MBIA Insured, 6.25%,
    7/01/21 ...............................................................................        5,000             5,009
  Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured, 5.20%, 7/01/17 .......    3,000,000         3,101,820
  Alaska Industrial Development and Export Authority Revenue, Revolving Fund, Refunding,
    Series A, MBIA Insured, 6.125%, 4/01/27 ...............................................    5,000,000         5,416,350
  Alaska State HFC Revenue, Refunding, Series A, MBIA Insured,
     6.00%, 6/01/27 .......................................................................    5,000,000         5,185,100
     5.875%, 12/01/30 .....................................................................      215,000           218,724
                                                                                                           -----------------
                                                                                                                13,927,003
                                                                                                           -----------------

  ARIZONA 2.6%
  Arizona State Municipal Financing Program COP, Series 1986-20, MBIA Insured, ETM,
    7.70%, 8/01/10 ........................................................................    6,000,000         7,400,340
  Cochise County USD No. 68, GO, Sierra Vista, Refunding, FGIC Insured, 7.50%,
    7/01/10 ...............................................................................      500,000           622,170
  Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Services, Refunding,
    Series A, MBIA Insured, ETM, 7.00%, 12/01/16 ..........................................      300,000           377,373
  Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
     5.75%, 1/01/25 .......................................................................   18,000,000        18,976,140
     5.625%, 1/01/29 ......................................................................   12,655,000        13,173,475
  Navajo County PCR, Arizona Public Service Co., Series A, MBIA Insured, 5.875%,
    8/15/28 ...............................................................................    3,000,000         3,071,040

48  |  Semiannual Report

Franklin Tax-Free Trust


-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  ARIZONA (CONT)
  Salt River Project Agricultural Improvement and Power District Electric System Revenue,
    Refunding, Series A, FGIC Insured, 5.50%, 1/01/19 ....................................... $    150,000   $       150,227
  Tucson Water Revenue, Series 1994-A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 ...........    5,000,000         5,627,700
                                                                                                             ----------------
                                                                                                                  49,398,465
                                                                                                             ----------------
  ARKANSAS 1.0%
  Arkansas State Development Finance Authority Water Revenue, Refunding, Series A, MBIA
    Insured, 6.50%, 7/01/10 .................................................................    2,000,000         2,332,280
  Little Rock School District GO,
     Refunding, Series B, FSA Insured, 5.50%, 2/01/33 .......................................    3,970,000         4,051,345
     Series C, FSA Insured, 5.25%, 2/01/33 ..................................................    7,790,000         7,884,882
  Paragould Water and Electric Revenue, AMBAC Insured, 5.65%, 12/01/25 ......................    1,000,000         1,059,550
  University of Arkansas University Revenues, Various Facility, Fayetteville Campus, FGIC
    Insured, 5.00%, 12/01/32 ................................................................    4,000,000         3,945,240
                                                                                                             ----------------
                                                                                                                  19,273,297
                                                                                                             ----------------
  CALIFORNIA 6.2%
  California State GO,
     AMBAC Insured, 5.00%, 2/01/33 ..........................................................    7,000,000         6,820,800
     FSA Insured, 5.00%, 2/01/29 ............................................................    7,000,000         6,851,810
     Refunding, AMBAC Insured, 5.00%, 2/01/32 ...............................................    4,750,000         4,630,205
     Refunding, MBIA Insured, 5.00%, 2/01/31 ................................................   30,000,000        29,255,700
     Refunding, MBIA Insured, 5.00%, 10/01/32 ...............................................    1,910,000         1,861,352
  Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ..............   15,000,000        20,466,900
  Los Angeles County MTA Sales Tax Revenue, Refunding Proposition A First Tier Senior, ......
    Series B, MBIA Insured, 4.50%, 7/01/21 ..................................................   35,000,000        33,059,600
  Oakland RDA Tax Allocation, Central District Redevelopment, Refunding, AMBAC Insured,
    5.50%, 2/01/14 ..........................................................................      250,000           278,728
  Sacramento MUD, Electric Revenue, Refunding, Series D, MBIA Insured, 5.25%,
    11/15/20 ................................................................................    2,750,000         2,828,100
  San Francisco BART, District Sales Tax Revenue, FGIC Insured, 5.50%, 7/01/20 ..............    1,035,000         1,098,373
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
    MBIA Insured, 5.25%, 1/15/30 ............................................................    4,000,000         4,035,040
  Solano County Community College District GO, Election of 2002, Series A, MBIA Insured,
    4.75%, 8/01/21 ..........................................................................    5,000,000         4,911,050
                                                                                                             ----------------
                                                                                                                 116,097,658
                                                                                                             ----------------
  COLORADO 3.0%
  Broomfield COP, AMBAC Insured, 6.00%, 12/01/29 ............................................    3,000,000         3,298,740
  Centennial Water and Sanitation District Water and Sewer Revenue, Refunding, Series A,
    FSA Insured, 5.125%, 12/01/17 ...........................................................    5,000,000         5,181,900
  Colorado Health Facilities Authority Revenue, Community Provider Pooled Loan Program,
    Series A, FSA Insured, 7.25%, 7/15/17 ...................................................      334,000           334,852
  Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A,
    MBIA Insured, 5.00%, 9/01/21 ............................................................    5,000,000         5,038,550
  Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%, 12/15/24 ...............    2,455,000         2,653,388

                                                       Semiannual Report  |  49

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  COLORADO (CONT.)
  Denver City and County Airport Revenue,
     Series C, MBIA Insured, ETM, 6.125%, 11/15/25 ........................................ $  8,000,000   $     8,594,207
     Series E, MBIA Insured, 5.50%, 11/15/25 ..............................................    5,000,000         5,170,300
  Denver City and County Revenue, Children's Hospital Association Project, FGIC Insured,
    6.00%, 10/01/15 .......................................................................    3,000,000         3,069,360
  Garfield, Pitkin and Eagle Counties Reorganized School District No. 1 GO, MBIA Insured,
    Pre-Refunded, 6.60%, 12/15/14 .........................................................    3,600,000         3,792,024
  Morgan County PCR, first mortgage, Public Service Co., Refunding, Series A, MBIA Insured,
    5.50%, 6/01/12 ........................................................................    1,000,000         1,008,440
  Mountain College Residence Hall Authority Revenue, MBIA Insured,
     5.625%, 6/01/12 ......................................................................    1,900,000         2,067,713
     5.75%, 6/01/23 .......................................................................    3,000,000         3,177,000
  University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured, ..
     5.20%, 11/15/17                                                                           5,425,000         5,645,852
     5.25%, 11/15/22 ......................................................................    7,800,000         7,927,140
                                                                                                           ----------------
                                                                                                                56,959,466
                                                                                                           ----------------
  CONNECTICUT .3%
  Connecticut State Health and Educational Facilities Authority Revenue,
     Danbury Hospital, Series E, MBIA Insured, 6.50%, 7/01/14 .............................      335,000           335,680
     Mansfield Nursing Home, AMBAC Insured, 6.00%, 11/01/22 ...............................    2,450,000         2,515,170
     Trinity College, Series D, FGIC Insured, Pre-Refunded, 6.125%, 7/01/24 ...............    2,000,000         2,123,640
                                                                                                           ----------------
                                                                                                                 4,974,490
                                                                                                           ----------------
  DELAWARE .2%
  Delaware State Health Facilities Authority Revenue, Medical Center, MBIA Insured,
    Pre-Refunded, 7.00%, 10/01/15 .........................................................    2,900,000         2,999,470
                                                                                                           ----------------
  FLORIDA 7.2%
  Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 .............      315,000           333,859
  Clearwater Water and Sewer Revenue, FGIC Insured, 5.00%,
     12/01/28 .............................................................................   11,050,000        10,986,462
     12/01/32 .............................................................................   13,665,000        13,498,424
  Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 .........      200,000           248,662
  Florida State Board of Education Capital Outlay GO, Public Education,
     Refunding, Series E, FGIC Insured, 5.00%, 6/01/24 ....................................    5,000,000         5,013,650
     Series B, FGIC Insured, 5.00%, 6/01/23 ...............................................    5,395,000         5,423,539
  Florida State Board of Education GO,
     Public Education, Refunding, Series B, MBIA Insured, 4.75%, 6/01/22 ..................    1,000,000           984,080
     Series C, MBIA Insured, 5.00%, 6/01/27 ...............................................    4,245,000         4,227,129
  Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B, FGIC
    Insured, 5.25%, 10/01/28 ..............................................................    2,500,000         2,529,325
  Hillsborough County IDAR,
     PCR, Tampa Electric Co. Project, Refunding, MBIA Insured, 6.25%, 12/01/34 ............    1,000,000         1,074,700
     University Community Hospital, MBIA Insured, 5.80%, 8/15/24 ..........................    3,000,000         3,145,140
  Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/30 ..........................    5,000,000         4,955,850
  Jacksonville Transportation Revenue, MBIA Insured, 5.25%, 10/01/29 ......................   11,000,000        11,143,990

50  |  Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  FLORIDA (CONT.)
  Lee County IDA, Utilities Revenue, Bonita Springs Utilities Project, Refunding, MBIA
    Insured, 6.05%,
     11/01/15 ............................................................................... $  1,000,000   $   1,094,280
     11/01/20 ...............................................................................    1,000,000       1,073,950
  Lee County Solid Waste System Revenue, MBIA Insured, 5.375%, 10/01/15 .....................    2,000,000       2,101,280
  Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 ..............    5,000,000       5,692,450
  Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 ......................    1,000,000       1,033,490
  Orange County Health Facilities Authority Revenue, MBIA Insured, 6.00%, 11/01/24 ..........      260,000         264,644
  Orange County School Board COP, Series A, MBIA Insured, 5.00%, 8/01/27 ....................   10,000,000       9,916,900
  Orange County Tourist Development Tax Revenue, AMBAC Insured,
     5.25%, 10/01/27 ........................................................................   10,000,000      10,116,600
     5.50%, 10/01/31 ........................................................................    1,000,000       1,040,210
  Orlando and Orange County Expressway Authority Expressway Revenue, junior lien,
    FGIC Insured, 6.50%,
     7/01/10 ................................................................................      100,000         118,467
     7/01/12 ................................................................................      225,000         268,497
  Osceola County School Board COP, Series A, AMBAC Insured, 5.25%, 6/01/27 ..................   13,000,000      13,187,070
  Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%,
    4/01/17 .................................................................................    1,000,000       1,013,800
  Pasco County Guaranteed Entitlement Revenue, Refunding, FSA Insured, 5.00%,
    12/01/33 ................................................................................    2,185,000       2,157,972
  Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
    5.00%, 11/15/30 .........................................................................    4,000,000       3,906,680
  Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 9/01/15 ...........      910,000         930,775
  Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/24 .......................    5,000,000       5,002,350
  Reedy Creek ID, Utilities Revenue, Refunding, Series 1, MBIA Insured, 5.00%,
    10/01/19 ................................................................................    3,500,000       3,614,835
  Sumter County School District Revenue, Multi-District Loan Program, FSA Insured, 7.15%,
    11/01/15 ................................................................................      245,000         312,708
  Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ...............    2,000,000       2,072,000
  Tampa Bay Water Utility System Revenue, FGIC Insured, Pre-Refunded, 5.75%,
    10/01/29 ................................................................................    2,000,000       2,289,880
  Volusia County Educational Facility Authority Revenue, Embry Riddle Aeronautical University,
    Refunding, Series B, AMBAC Insured, 5.25%, 10/15/19 .....................................    3,500,000       3,651,620
                                                                                                             --------------
                                                                                                               134,425,268
                                                                                                             --------------
  GEORGIA 6.4%
  Athens Housing Authority Student Housing Lease Revenue, University of Georgia,
    East Campus, Refunding, AMBAC Insured, 5.00%, 12/01/33 ..................................    6,000,000       5,907,540
  Atlanta Airport Facilities Revenue, Series A, FGIC Insured, Pre-Refunded,
    5.50%, 1/01/26 ..........................................................................   13,750,000      15,533,237
  Atlanta GO, Refunding, FGIC Insured, 5.00%, 12/01/20 ......................................    3,775,000       3,816,298
  Atlanta Water and Wastewater Revenue, Series A, FGIC Insured,
     5.00%, 11/01/29 ........................................................................    4,750,000       4,701,788
     Pre-Refunded, 5.00%, 11/01/29 ..........................................................    5,250,000       5,833,958

                                                       Semiannual Report  |  51

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  GEORGIA (CONT.)
  Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%,
    10/01/14 ................................................................................ $  1,535,000   $     1,818,069
  Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, Refunding, 2nd
    Series, AMBAC Insured, 5.25%, 5/01/34 ...................................................    5,000,000         5,034,100
  Cherokee County Water and Sewage Authority Revenue,
     FGIC Insured, 5.00%, 8/01/27 ...........................................................    1,500,000         1,499,925
     MBIA Insured, 6.90%, 8/01/18 ...........................................................       15,000            15,027
  Columbus Building Authority Lease Revenue, Series A, FGIC Insured, 5.00%, 1/01/31 .........    3,500,000         3,453,520
  Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A, MBIA
    Insured, 6.50%, 7/01/24 .................................................................      985,000           949,678
  Fulton County Development Authority Revenue, Georgia Tech Athletic Association, Refunding,
    AMBAC Insured, 5.125%, 10/01/32 .........................................................    8,000,000         8,018,960
  Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
    Regional Healthcare Systems, MBIA Insured, 5.50%, 8/01/19 ...............................   15,000,000        15,774,150
  Henry County Water and Sewer Authority Revenue, FGIC Insured, 5.625%, 2/01/30 .............    3,500,000         3,657,710
  Macon-Bibb County Urban Development Authority Revenue, MFH, Refunding, Series A,
    MBIA Insured, 5.55%, 1/01/24 ............................................................    1,590,000         1,621,259
  Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture Series,
    MBIA Insured, 5.00%,
     7/01/27 ................................................................................   13,470,000        13,376,384
     7/01/28 ................................................................................   14,175,000        14,034,809
     7/01/32 ................................................................................    8,575,000         8,458,380
  Rockdale County Water and Sewer Authority Revenue, Refunding, Series A, MBIA Insured,
    5.375%, 7/01/29 .........................................................................    6,350,000         6,505,829
                                                                                                             ----------------
                                                                                                                 120,010,621
                                                                                                             ----------------
  HAWAII .9%
  Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
     5/01/12 ................................................................................    1,000,000         1,123,850
     5/01/13 ................................................................................    1,000,000         1,125,380
  Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
    St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 .....................    4,000,000         4,048,120
  Hawaii State Department of Budget and Finance Special Purpose Revenue, Hawaiian
    Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 ..........................    2,000,000         2,094,660
  Honolulu City and County GO, Series C, FGIC Insured, 5.00%, 7/01/20 .......................    6,250,000         6,354,812
  Kauai County GO, Series A, FGIC Insured, Pre-Refunded, 6.125%, 8/01/23 ....................    1,755,000         2,047,190
                                                                                                             ----------------
                                                                                                                  16,794,012
                                                                                                             ----------------
  IDAHO .1%
  Boise State University Revenues, Student Fee, MBIA Insured, Pre-Refunded, 6.50%,
    4/01/19 .................................................................................    1,000,000         1,041,390
                                                                                                             ----------------


52  |  Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  ILLINOIS 1.4%
  Chicago Board of Education GO, Chicago School Reform, Series A, AMBAC Insured,
    5.25%, 12/01/30 ........................................................................ $  2,000,000    $     2,008,280
  Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured, 6.25%,
    1/01/09 ................................................................................      320,000            368,096
  Cook County Community College District No. 508 COP, FGIC Insured, 8.75%, 1/01/05 .........    5,000,000          5,479,200
  Illinois Health Facilities Authority Revenue,
     Community Provider Pooled Loan Program, Series A, FSA Insured, 7.35%, 8/15/10 .........    3,219,000          3,226,339
     Michael Reese Hospital, Series A, FSA Insured, ETM, 7.60%, 2/15/05 ....................    1,650,000          1,743,374
     Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%,
      11/15/28 .............................................................................    5,000,000          4,905,950
     Series 1990, FSA Insured, 7.75%, 8/15/10 ..............................................    1,831,000          1,835,504
     Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 .........................................       50,000             63,357
  Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured,
    6.50%, 1/01/06 .........................................................................      300,000            330,726
  Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
    Expansion Project, Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27 ..................    4,225,000          4,251,237
  Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 ............    2,000,000          2,003,160
  Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ......      300,000            385,974
                                                                                                             ----------------
                                                                                                                  26,601,197
                                                                                                             ----------------

  INDIANA .1%
  Indiana Health Facility Financing Authority Hospital Revenue, Community Hospital Project,
    Refunding and Improvement, MBIA Insured, 6.40%, 5/01/12 ................................      250,000            254,623
  Jasper County PCR, Northern Indiana Public Service Co., Refunding, MBIA Insured, 7.10%,
    7/01/17 ................................................................................      500,000            509,250
  Patoka Lake Regional Water and Sewer District Waterworks Revenue, Series A,
    AMBAC Insured, Pre-Refunded, 6.45%, 1/01/15 ............................................    1,500,000          1,541,385
  Rockport PCR, Michigan Power Co., Refunding, Series B, FGIC Insured, 7.60%, 3/01/16 ......      185,000            185,649
                                                                                                             ----------------
                                                                                                                   2,490,907
                                                                                                             ----------------

  IOWA .1%
  Greater Iowa Housing Assistance Corp. Mortgage Revenue, Logan Park Project, Refunding,
    Series B, MBIA Insured, 6.50%, 1/01/24 .................................................    2,065,000          1,991,775
                                                                                                             ----------------

  KANSAS .3%
  Burlington PCR, Kansas Gas and Electric Co. Project, Refunding, MBIA Insured,
    7.00%, 6/01/31 .........................................................................    3,350,000          3,514,720
  Cowley and Shawnee Counties SFMR, GNMA Secured, 7.35%, 12/01/11 ..........................      295,000            297,047
  Kansas State Development Finance Authority Health Facility Revenue, MBIA Insured,
    5.80%, 11/15/21 ........................................................................    1,330,000          1,415,067
                                                                                                             ----------------
                                                                                                                   5,226,834
                                                                                                             ----------------

                                                       Semiannual Report  |  53

Franklin Tax-Free Trust


---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  KENTUCKY .8%
  Jefferson County Capital Projects Corp. Lease Revenue, MBIA Insured,
     5.375%, 6/01/22 .......................................................................... $  2,000,000     $     2,048,900
     5.50%, 6/01/28 ...........................................................................      750,000             770,715
  Kenton County Water District No. 1 Waterworks Revenue, Series B, FGIC Insured, 5.70%,
    2/01/20 ...................................................................................    1,250,000           1,338,387
  Kentucky Economic Development Finance Authority Hospital Facilities Revenue, St. Elizabeth
    Medical Center Project, Series A, FGIC Insured, Pre-Refunded, 6.00%, 12/01/22 .............    2,375,000           2,451,214
  Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland
    Hospital Corp., Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12 .........    1,000,000           1,020,000
  Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
    Series A,
     AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 ..............................................    2,000,000           2,173,460
     MBIA Insured, 5.50%, 5/15/34 .............................................................    5,000,000           5,189,300
                                                                                                                 ----------------
                                                                                                                      14,991,976
                                                                                                                 ----------------
  LOUISIANA .8%
  Louisiana Local Government Environmental Facilities CDA Revenue, Parking Facilities Corp.
    Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 .................................    5,485,000           5,612,746
  Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 ..........   10,000,000           9,876,000
                                                                                                                 ----------------
                                                                                                                      15,488,746
                                                                                                                 ----------------
  MAINE .3%
  Maine State Health and Higher Educational Facilities Authority Revenue,
     Series B, FSA Insured, Pre-Refunded, 7.00%, 7/01/24 ......................................    2,000,000           2,137,980
     Series C, FSA Insured, 6.20%, 7/01/25 ....................................................    2,015,000           2,188,290
  Old Orchard Beach GO, MBIA Insured, Pre-Refunded, 6.65%, 9/01/11 ............................      695,000             717,949
                                                                                                                 ----------------
                                                                                                                       5,044,219
                                                                                                                 ----------------
  MARYLAND .9%
  Baltimore Project Revenue, Wastewater Project, Refunding, FGIC Insured, 5.125%,
    7/01/42 ...................................................................................   10,000,000          10,009,800
  Baltimore Revenue, Wastewater Project, Series A, FSA Insured, Pre-Refunded, 5.75%,
    7/01/30 ...................................................................................    5,880,000           6,734,305
  Maryland State CDA, Department of Housing and Community Development Revenue,
    Infrastructure Financing, Series A, AMBAC Insured, 6.625%, 6/01/12 ........................      230,000             232,804
  Maryland State Health and Higher Educational Facilities Authority Revenue, University of
    Maryland Medical System, Series B, FGIC Insured, 7.00%, 7/01/22 ...........................      200,000             247,944
                                                                                                                 ----------------
                                                                                                                      17,224,853
                                                                                                                 ----------------

54  |  Semiannual Report

Franklin Tax-Free Trust


-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MASSACHUSETTS 4.2%
  Central Berkshire Religious School District GO, Series B, FSA Insured, 5.125%, 3/01/18 ..... $ 1,125,000         $ 1,178,404
  Massachusetts State GO, MBIA Insured, 5.00%, 8/01/27 .......................................   4,390,000           4,305,756
  Massachusetts State Health and Educational Facilities Authority Revenue,
     Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 .........................  10,000,000          10,752,100
     Caregroup Issue, Series A, MBIA Insured, 5.00%, 7/01/25 .................................   4,250,000           4,221,780
     Caregroup Issue, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/25 ...................     750,000             772,327
     Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 .....................   5,000,000           5,002,800
     Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ...........................   3,000,000           3,096,330
     Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ....................   1,000,000           1,021,440
     Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 .....................   9,700,000           9,905,737
     Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ...............................   8,000,000           8,016,160
     Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 ...............................   1,120,000           1,135,042
     Youville Hospital, Refunding, Series B, MBIA Insured, Pre-Refunded, 6.00%,
      2/15/25 ................................................................................   2,000,000           2,084,320
  Massachusetts State Industrial Finance Agency Revenue,
     Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%,
      2/01/15 ................................................................................   5,000,000           5,208,750
     Suffolk University, AMBAC Insured, 5.25%, 7/01/17 .......................................   3,000,000           3,195,330
  Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project,
    MBIA Insured, 5.625%,
     7/01/20 .................................................................................   1,590,000           1,655,031
     7/01/21 .................................................................................   1,560,000           1,623,008
     7/01/23 .................................................................................   2,155,000           2,221,072
     7/01/24 .................................................................................   2,910,000           3,033,530
  Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, sub. lien,
    Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 .......................................   2,100,000           2,098,173
  Massachusetts State Water Resource Authority Revenue, Refunding, Series J, FSA Insured,
    5.00%, 8/01/32 ...........................................................................   8,500,000           8,333,995
                                                                                                                   ------------
                                                                                                                    78,861,085
                                                                                                                   ------------
  MICHIGAN 8.0%
  Central Michigan University Revenue, Series A, AMBAC Insured, 5.05%, 10/01/32 ..............   8,650,000           8,584,433
  Chippewa Valley Schools GO, Refunding, AMBAC Insured, 5.00%, 5/01/27 .......................   1,000,000           1,001,990
  Detroit City School District GO, Series A, FSA Insured, 5.125%, 5/01/31 ....................   6,500,000           6,510,790
  Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/21 ...................  12,390,000          12,545,495
  Detroit Sewage Disposal Revenue,
     Refunding, senior lien, Series A, FGIC Insured, 5.125%, 7/01/31 .........................   6,000,000           6,009,120
     Series A, MBIA Insured, 5.00%, 7/01/25 ..................................................   4,395,000           4,377,332
  Detroit Water Supply System Revenue, senior lien, Series A,
     FGIC Insured, 5.25%, 7/01/33 ............................................................   9,815,000           9,933,565
     FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ..............................................  10,185,000          11,314,313
     MBIA Insured, 5.00%, 7/01/34 ............................................................   5,000,000           4,884,400
  Ecorse Public School District GO, FGIC Insured, 5.50%, 5/01/27 .............................   7,250,000           7,480,260
  Jackson County Hospital Finance Authority Hospital Revenue, W.A. Foote Memorial Hospital,
    Series A, AMBAC Insured, 5.25%, 6/01/17 ..................................................     500,000             529,750

                                                        Semiannual Report  |  55

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MICHIGAN (CONT.)
  Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist Hospital,
    Refunding and Improvement,
     MBIA Insured, 5.875%, 5/15/26 ......................................................... $  5,500,000     $     5,832,035
     Series A, MBIA Insured, Pre-Refunded, 6.375%, 5/15/17 .................................      495,000             513,666
  Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Refunding,
    Series D, FSA Insured, 6.10%, 4/01/19 ..................................................    5,000,000           5,435,950
  Michigan Municipal Bond Authority Revenue, Clean Water Revolving, MBIA Insured,
    5.00%, 10/01/23 ........................................................................    5,095,000           5,108,247
  Michigan State Hospital Finance Authority Revenue,
     Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%, 2/15/22 .......    2,000,000           2,042,680
     Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ............   10,000,000           9,851,600
     St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ..........    2,500,000           2,567,275
  Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution
    Project, Refunding, Series BB, AMBAC Insured, 7.00%, 5/01/21 ...........................      250,000             311,205
  Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
    Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ........   10,000,000          10,035,600
  Michigan State Trunk Line Revenue, Series A, FSA Insured, 5.25%, 11/01/30 ................   20,000,000          20,276,800
  Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
    MBIA Insured, 5.25%, 11/15/31 ..........................................................    4,000,000           4,026,160
  Saginaw Valley State University Revenue, Refunding, AMBAC Insured, 5.30%, 7/01/28 ........    3,400,000           3,464,022
  Yale Public Schools District GO, FSA Insured, 5.375%, 5/01/27 ............................    3,845,000           3,937,549
  Zeeland Public Schools GO, Refunding, MBIA Insured, 5.25%, 5/01/24 .......................    3,180,000           3,236,890
                                                                                                              ----------------
                                                                                                                  149,811,127
                                                                                                              ----------------
  MINNESOTA 4.5%
  Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ......    2,000,000           2,069,280
  Medford ISD No. 763, GO, Series A, FSA Insured, 5.125%, 2/01/26 ..........................    2,475,000           2,506,061
  Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Series C,
    FGIC Insured, 5.25%, 1/01/26 ...........................................................    8,000,000           8,111,040
  Minneapolis and St. Paul Metropolitan Apartments Community Apartment Revenue, Series C,
    FGIC Insured, 5.25%, 1/01/32 ...........................................................    4,500,000           4,540,500
  Minneapolis Special School District No. 1 COP, Refunding, Series B, FGIC Insured, 4.625%,
    2/01/17 ................................................................................    1,635,000           1,652,822
  Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
    Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ..................   12,280,000          12,744,675
  Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%,
    2/01/22 ................................................................................    1,550,000           1,589,262
  Robbinsdale ISD No. 281, GO, MBIA Insured, 5.00%, 2/01/22 ................................    7,340,000           7,447,237
  Sauk Rapids ISD No. 47, GO, Series A, MBIA Insured, 5.75%, 2/01/26 .......................   11,850,000          12,574,628
  South Washington County ISD No. 833, GO, Series B, FSA Insured, 5.00%,
     2/01/22 ...............................................................................   10,970,000          11,051,836
     2/01/23 ...............................................................................    6,000,000           6,028,380
  St. Louis Park Health Care Facilities Revenue, Health System of Minnesota
    Obligated Group,
    Refunding, Series A, AMBAC Insured, 5.20%, 7/01/16 .....................................    6,500,000           6,610,370

56  |  Semiannual Report

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MINNESOTA (CONT.)
  Washington County GO,
     Governmental Housing, Scandia II Project, Series B, FGIC Insured, 6.30%, 7/01/24 ........ $ 1,200,000         $ 1,217,808
     Raymie Johnson Apartments, Refunding, Series C, FGIC Insured, 6.30%, 1/01/20 ............   2,415,000           2,451,732
  Woodbury COP, Series A, AMBAC Insured, 5.35%, 2/01/21 ......................................   2,915,000           3,039,966
                                                                                                                   ------------
                                                                                                                    83,635,597
                                                                                                                   ------------
  MISSISSIPPI
  Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
    Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 ........................................     200,000             268,856
                                                                                                                   ------------
  MISSOURI .3%
  Kansas City IDA, Mortgage Revenue, Presidential Gardens, Refunding, Series A,
    FNMA Insured, 5.55%, 8/01/25 .............................................................     340,000             348,072
  St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 ...........................      50,000              50,278
  St. Louis Municipal Finance Corp. Leasehold Revenue,
     City Justice Center, Series A, AMBAC Insured, Pre-Refunded, 5.95%, 2/15/16 ..............   2,000,000           2,237,640
     Refunding and Improvement, FGIC Insured, Pre-Refunded, 6.25%, 2/15/12 ...................   2,025,000           2,168,532
  St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 4/01/12 ......................   1,485,000           1,490,539
                                                                                                                   ------------
                                                                                                                     6,295,061
                                                                                                                   ------------
  MONTANA .6%
  Montana State Board Workers Compensation Investment Program Revenue, MBIA Insured,
    ETM, 6.875%, 6/01/20 .....................................................................   8,500,000           9,756,810
  Montana State University Revenue, Higher Education Facilities, Acquisition and Improvement,
    Series C, MBIA Insured, 6.00%, 11/15/14 ..................................................   1,000,000           1,004,150
                                                                                                                   ------------
                                                                                                                    10,760,960
                                                                                                                   ------------
  NEBRASKA .2%
  Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1,
    MBIA Insured, ETM, 6.70%, 6/01/22 ........................................................   2,500,000           3,022,025
  Nebraska Educational Finance Authority Revenue, Creighton University Project,
    AMBAC Insured, 5.95%, 1/01/11 ............................................................   1,000,000           1,081,880
                                                                                                                   ------------
                                                                                                                     4,103,905
                                                                                                                   ------------
  NEVADA .9%
  Carson City Hospital Revenue, Series B, AMBAC Insured, Pre-Refunded, 5.40%, 3/01/17 ........   1,000,000           1,115,170
  Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 ...................................     250,000             301,667
  Clark County School District GO, Series A, MBIA Insured, 7.00%, 6/01/10 ....................   4,000,000           4,794,120
  Director of State Department of Business and Industry Revenue, Las Vegas Monorail Project,
    First Tier, AMBAC Insured, 5.625%, 1/01/34 ...............................................   5,000,000           5,210,300
  Truckee Meadows Water Authority Revenue, Series A, FSA Insured, 5.125%, 7/01/30 ............   5,000,000           5,004,400
                                                                                                                   ------------
                                                                                                                    16,425,657
                                                                                                                   ------------

                                                       Semiannual Report  |  57

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW HAMPSHIRE .4%
  New Hampshire Higher Education and Health Facilities Authority Revenue, Mary Hitchcock
    Memorial Hospital, FGIC Insured, Pre-Refunded, 5.75%, 8/15/23 ........................... $  6,750,000     $     7,185,172
                                                                                                               ----------------

  NEW JERSEY 2.1%
  Essex County Improvement Authority Revenue,
     Garden State Cancer Center Project, AMBAC Insured, 6.00%, 12/01/20 .....................    2,525,000           2,753,664
     Jail and Youth House Projects, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/24 ............    3,000,000           3,276,810
  Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 ........................................    3,575,000           3,629,590
  Mount Laurel Township Municipal Utility Authority, Utility System Revenue, Series A, MBIA
    Insured, Pre-Refunded, 6.00%, 7/01/15 ...................................................    1,215,000           1,264,767
  New Jersey EDA Revenue, School Facilities Construction, Series C, MBIA Insured,
    4.75%, 6/15/25 ..........................................................................   30,000,000          29,086,800
  New Jersey State Turnpike Authority Turnpike Revenue, Refunding, Series C, AMBAC Insured,
    6.50%, 1/01/16 ..........................................................................      300,000             357,651
                                                                                                               ----------------
                                                                                                                    40,369,282
                                                                                                               ----------------
  NEW MEXICO .1%
  Gallup PCR, Plains Electric Generation, Refunding, MBIA Insured, 6.65%, 8/15/17 ...........    2,000,000           2,039,400
  New Mexico Mortgage Finance Authority SFM Program Revenue, Series C, FGIC Insured,
    8.625%, 7/01/17 .........................................................................      135,000             136,319
                                                                                                               ----------------
                                                                                                                     2,175,719
                                                                                                               ----------------
  NEW YORK 7.5%
  Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/10 .............      900,000           1,073,637
  Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC Insured,
    5.375%, 6/01/27 .........................................................................    3,945,000           4,027,569
  MTA Revenue, Series B, MBIA Insured, 5.00%, 11/15/28 ......................................   20,000,000          19,828,600
  MTA Service Contract Revenue, Series B, MBIA Insured, 5.00%, 1/01/31 ......................    7,000,000           6,917,260
  Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
    5.75%, 8/01/29 ..........................................................................    5,000,000           5,384,200
  New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Refunding, Series B, FGIC Insured, 5.25%, 6/15/29 ......................................   10,405,000          10,504,784
     Series B, AMBAC Insured, 5.25%, 6/15/29 ................................................    5,000,000           5,047,950
  New York City Transitional Finance Authority Revenue, Future Tax Secured, Series A,
    FGIC Insured, 5.125%, 8/01/33 ...........................................................   14,590,000          14,578,182
  New York City Trust Cultural Resources Revenue, New York Botanical Garden, MBIA Insured,
    5.80%, 7/01/26 ..........................................................................    2,000,000           2,157,000
  New York State Dormitory Authority Revenue,
     Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 .......................................    4,000,000           4,012,040
     Mental Health Services Facilities Improvement, Series B, MBIA Insured, 5.25%,
      8/15/31 ...............................................................................   15,000,000          15,213,600
     Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 ................    1,500,000           1,503,240
     Pace University, MBIA Insured, 5.70%, 7/01/22 ..........................................    7,500,000           7,939,050
     Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ...............................    2,500,000           2,634,400
     St. John's University, MBIA Insured, 5.70%, 7/01/26 ....................................   15,000,000          15,925,500
     Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 .................................    4,000,000           4,095,440

58  |  Semiannual Report

Franklin Tax-Free Trust


-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK (CONT.)
  New York State Energy Research and Development Authority PCR,
     Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 6.625%, 10/01/13 ........ $  3,500,000     $   3,514,665
     Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured, 6.50%,
      5/15/32 ...............................................................................    5,000,000         5,066,100
  Niagara Frontier Transportation Authority Airport Revenue, Greater Buffalo International
    Airport, Series A, AMBAC Insured, 6.25%, 4/01/24 ........................................    9,000,000         9,362,880
  Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue, Refunding,
    Series A, FSA Insured, 5.125%, 10/01/26 .................................................    1,495,000         1,501,518
                                                                                                               --------------
                                                                                                                 140,287,615
                                                                                                               --------------
  NORTH CAROLINA .8%
  Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 ..............................    1,000,000         1,062,880
  North Carolina Medical Care Commission Hospital Revenue, Rex Healthcare Project,
    AMBAC Insured, 5.00%, 6/01/17 ...........................................................    5,000,000         5,171,800
  North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, MBIA Insured,
    ETM, 6.50%, 1/01/10 .....................................................................       20,000            23,355
  Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%,
     11/01/25 ...............................................................................    5,000,000         4,986,400
     11/01/31 ...............................................................................    4,000,000         3,946,160
                                                                                                               --------------
                                                                                                                  15,190,595
                                                                                                               --------------
  NORTH DAKOTA .3%
  Grand Forks Health Care System Revenue, Altru Health System Obligation Group, MBIA
    Insured, 5.625%, 8/15/27 ................................................................    5,390,000         5,519,576
                                                                                                               --------------
  OHIO 5.0%
  Clermont County Building and Road Improvement, Refunding, AMBAC Insured, 5.60%,
    9/01/14 .................................................................................    2,000,000         2,040,000
  Cleveland Airport System Revenue, Series A, FSA Insured,
     5.125%, 1/01/27 ........................................................................    4,000,000         3,932,880
     5.00%, 1/01/31 .........................................................................   15,405,000        15,155,747
  Cleveland Waterworks Revenue, Refunding and Improvement, Series I, FSA Insured,
    5.00%, 1/01/23 ..........................................................................    2,750,000         2,763,117
  Columbus City School District GO, FGIC Insured, 5.00%, 12/01/28 ...........................    8,000,000         7,976,640
  Elyria GO, FGIC Insured, 5.40%, 12/01/17 ..................................................    2,400,000         2,569,368
  Hamilton County Sales Tax, Hamilton County Football, Project B, MBIA Insured, 5.00%,
    12/01/27 ................................................................................    3,250,000         3,249,740
  Hamilton Wastewater System Revenue, Series A, FSA Insured, 5.15%, 10/15/17 ................    3,015,000         3,169,549
  Licking Heights Local School District GO, School Facilities Construction and Improvements,
    Series A, FGIC Insured, 5.625%, 12/01/28 ................................................    3,465,000         3,622,761
  Lucas County Hospital Revenue, Promedica Healthcare Obligation Group, Refunding,
    AMBAC Insured, 5.375%, 11/15/29 .........................................................    5,000,000         5,127,800
  Medina City School District GO, FGIC Insured, 5.25%, 12/01/28 .............................    7,500,000         7,610,925

                                                          Semiannual Report | 59

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  OHIO (CONT.)
  Ohio Municipal Electric Generation Agency Revenue, Certificates of Beneficial Interest,
    AMBAC Insured, 5.375%, 2/15/24 .............................................................  $  5,500,000     $     5,599,715
  Ohio State GO, Common Schools, FSA Insured, 5.00%, 9/15/21 ...................................     3,230,000           3,266,144
  Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured, Pre-Refunded,
    5.50%, 2/15/26 .............................................................................    12,000,000          13,281,720
  Springfield City School District GO, FGIC Insured, 5.20%, 12/01/23 ...........................     3,860,000           3,964,606
  Streetsboro City School District GO, School Improvement, MBIA Insured, 5.125%,
    12/01/21 ...................................................................................     3,700,000           3,783,324
  University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%, 6/01/24 .......     2,950,000           2,977,229
  West Holmes Local School District GO, MBIA Insured, 5.375%, 12/01/17 .........................     3,100,000           3,336,034
                                                                                                                   ----------------
                                                                                                                        93,427,299
                                                                                                                   ----------------
  OKLAHOMA .3%
  McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 ............................       300,000             349,002
  Okmulgee County Governmental Building Authority Sales Tax Revenue, first mortgage,
    MBIA Insured, 6.20%, 3/01/20 ...............................................................     1,625,000           1,809,941
  Tulsa Industrial Authority Revenue, Holland Hall School Project, FSA Insured, Pre-Refunded,
    6.75%, 12/01/14 ............................................................................     3,270,000           3,561,652
                                                                                                                   ----------------
                                                                                                                         5,720,595
                                                                                                                   ----------------
  OREGON 2.0%
  Chemeketa Community College District GO, FGIC Insured, Pre-Refunded, 5.95%,
    6/01/16 ....................................................................................     3,000,000           3,334,050
  Clackamas Community College District Revenue, MBIA Insured, Pre-Refunded, 5.80%,
    6/01/26 ....................................................................................     2,500,000           2,768,400
  Josephine County School District No. 7 GO, FGIC Insured, 5.70%, 6/01/13 ......................     5,000,000           5,466,750
  Northern Wasco County Peoples Utilities District Electric Revenue, FGIC Insured, 5.625%,
    12/01/22 ...................................................................................     1,000,000           1,052,190
  Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured, 5.50%,
    11/15/12 ...................................................................................       700,000             756,280
  Oregon Health Sciences University Revenue,
     Series A, MBIA Insured, 5.00%, 7/01/32 ....................................................     8,000,000           7,939,040
     Series B, MBIA Insured, 5.25%, 7/01/15 ....................................................     1,500,000           1,587,540
  Oregon State Department of Administrative Services COP, Series A,
     AMBAC Insured, Pre-Refunded, 5.80%, 5/01/24 ...............................................     5,000,000           5,669,700
     MBIA Insured, Pre-Refunded, 5.70%, 5/01/17 ................................................     1,000,000           1,111,130
  Port of Portland International Airport Revenue, Portland International Airport, Series 11,
    FGIC Insured, 5.625%, 7/01/26 ..............................................................     1,000,000           1,031,610
  Washington County Unified Sewer Agency Revenue, senior lien,
     FGIC Insured, 5.50%, 10/01/16 .............................................................     1,845,000           1,981,087
     Series A, AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 ...................................     1,000,000           1,054,650
  Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of St. Joseph of
    Peace Health and Hospital Services, Refunding, MBIA Insured, 5.875%, 8/01/12 ...............     3,000,000           3,158,760
                                                                                                                   ----------------
                                                                                                                        36,911,187
                                                                                                                   ----------------

60  |  Semiannual Report

Franklin Tax-Free Trust


---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  PENNSYLVANIA 1.6%
  Allegheny County Hospital Development Authority Revenue, Health System, Series A,
    MBIA Insured, 6.50%, 11/15/30 ............................................................  $ 10,000,000     $    11,316,100
  Beaver County GO, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26 ....................     2,000,000           2,241,000
  Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%,
    9/01/19 ..................................................................................       500,000             587,710
  Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured, 6.10%,
    6/15/25 ..................................................................................     4,000,000           4,262,320
  Philadelphia Gas Works Revenue, 1998 General Ordinance, 4th Series, FSA Insured, 5.00%,
    8/01/32 ..................................................................................     4,000,000           3,916,000
  Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, 5.25%, 11/01/24 .........     2,000,000           2,045,100
  Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
    Tax, AMBAC Insured, 5.25%, 2/01/31 .......................................................     6,000,000           6,072,480
  Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM,
    7.25%, 9/01/14 ...........................................................................        90,000             110,508
                                                                                                                 ----------------
                                                                                                                      30,551,218
                                                                                                                 ----------------
  RHODE ISLAND 1.1%
  Kent County Water Authority General Revenue, Series A, MBIA Insured, 6.35%, 7/15/14 ........     2,100,000           2,223,963
  Providence GO, Series A, FSA Insured, 5.70%, 7/15/19 .......................................     3,000,000           3,226,590
  Rhode Island Clean Water Financing Agency Revenue, Cranston Wastewater Treatment System,
    MBIA Insured, 5.80%, 9/01/22 .............................................................     7,785,000           8,337,501
  Rhode Island Port Authority and EDC Revenue, Shepard Building Project, Series B,
    AMBAC Insured, Pre-Refunded, 6.75%, 6/01/25 ..............................................     2,000,000           2,124,420
  Rhode Island State Health and Educational Building Corp. Revenue,
     Higher Educational Facilities, Roger Williams Facility, Connie Lee Insured, Pre-Refunded,
      7.25%, 11/15/24 ........................................................................     2,000,000           2,185,320
     Hospital Financing, Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 .............     1,750,000           1,830,990
                                                                                                                 ----------------
                                                                                                                      19,928,784
                                                                                                                 ----------------
  SOUTH CAROLINA 1.0%
  Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%,
    1/01/21 ..................................................................................       200,000             231,266
  Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
    Series A, FSA Insured, ETM, 7.125%, 7/01/17 ..............................................     3,000,000           3,712,620
  South Carolina Jobs EDA, Industrial Revenue, South Carolina Electric And Gas Co. Project,
    Series A, AMBAC Insured, 5.20%, 11/01/27 .................................................     5,000,000           5,090,800
  South Carolina State Public Service Authority Revenue, Refunding, Series A, AMBAC Insured,
    4.75%, 1/01/32 ...........................................................................    10,000,000           9,477,900
  Spartanburg Sanitation Sewer District Sewer System Revenue, MBIA Insured, Pre-Refunded,
    5.50%, 6/01/27 ...........................................................................       500,000             562,965
                                                                                                                 ----------------
                                                                                                                      19,075,551
                                                                                                                 ----------------

                                                      Semiannual Report  |  61

Franklin Tax-Free Trust


-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  SOUTH DAKOTA .8%
  Brookings COP, AMBAC Insured, 5.10%, 12/01/18 ............................................... $  5,000,000     $   5,195,850
  Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 ...................................    4,800,000         4,913,088
  Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 9/01/08 ...........................    1,440,000         1,483,646
  South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 ..........................    2,720,000         3,369,917
  South Dakota State University Revenue, Housing and Auxiliary Facilities, Refunding, Series A,
    MBIA Insured, 5.50%, 4/01/17 ..............................................................       20,000            20,433
                                                                                                                 --------------
                                                                                                                    14,982,934
                                                                                                                 --------------
  TENNESSEE .7%
  Greater Tennessee Housing Assistance Revenue, Section 8, Refunding, Series A, MBIA Insured,
     6.00%, 7/01/24 ...........................................................................    1,330,000         1,330,000
  Johnson City Health and Educational Facilities Board Hospital Revenue, Series 2000 A,
    MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 ...............................................    2,780,000         2,819,615
  Johnson City Health and Educational Revenue, Medical Center Hospital, Refunding and
    Improvement, MBIA Insured, ETM, 5.25%, 7/01/28 ............................................    8,500,000         8,759,760
                                                                                                                 --------------
                                                                                                                    12,909,375
                                                                                                                 --------------
  TEXAS 10.8%
  Austin Hotel Occupancy Tax Revenue, Refunding, sub. lien, AMBAC Insured,
     5.625%, 11/15/21 .........................................................................    2,355,000         2,468,181
     5.80%, 11/15/29 ..........................................................................   13,750,000        14,706,312
  Austin Water and Wastewater System Revenue, Refunding, Series B, FSA Insured,
     5.125%, 5/15/27 ..........................................................................   11,125,000        11,141,687
     5.25%, 5/15/31 ...........................................................................    5,000,000         5,031,050
  Bell County Health Facilities Development Corporate Revenue, Hospital Cook Children's
    Medical, Refunding, FSA Insured, 5.30%, 12/01/23 ..........................................    5,000,000         5,101,950
  Brazos River Authority Revenue, Houston Light and Power Co. Project, Refunding, Series A,
    AMBAC Insured, 6.70%, 3/01/17 .............................................................    2,000,000         2,026,100
  Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured,
    ETM, 6.30%, 1/01/17 .......................................................................   12,230,000        14,167,477
  Dallas-Fort Worth International Airport Revenue,
     Joint Series A, FGIC Insured, 6.00%, 11/01/21 ............................................    2,210,000         2,352,213
     Refunding and Improvement, Joint Series A, FGIC Insured, 5.625%, 11/01/21 ................   12,000,000        12,342,720
  Fort Bend County Levee ID No. 011, GO, AMBAC Insured, 6.00%,
     9/01/21 ..................................................................................    1,395,000         1,500,016
     9/01/22 ..................................................................................    1,495,000         1,607,544
     9/01/23 ..................................................................................    1,610,000         1,731,201
  Grand Prairie Health Facilities Revenue, Dallas/Fort Worth Medical Center Project, Refunding,
    AMBAC Insured, 6.875%, 11/01/10 ...........................................................    2,700,000         2,847,906
  Harris County Health Facilities Development Corp. Revenue, Christus Health, Refunding,
    Series A, MBIA Insured, 5.375%, 7/01/29 ...................................................   22,000,000        22,292,820

62  |  Semiannual Report

Franklin Tax-Free Trust


-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  TEXAS (CONT.)
  Harris County Hospital District Mortgage Revenue, AMBAC Insured,
     7.40%, 2/15/10 ............................................................................. $  1,330,000   $   1,537,919
     ETM, 7.40%, 2/15/10 ........................................................................    1,020,000       1,147,959
  Harris County Houston Sports Authority Revenue, senior lien, Series G, MBIA Insured,
    5.25%, 11/15/30 .............................................................................   21,325,000      21,478,540
  Houston Airport System Revenue, sub. lien, Series B, FSA Insured, 5.50%, 7/01/30 ..............    4,700,000       4,801,426
  Houston Water and Sewer System Revenue, junior lien,
     Series B, FGIC Insured, 5.75%, 12/01/30 ....................................................   10,000,000      10,618,500
     Series C, FGIC Insured, 5.375%, 12/01/27 ...................................................    6,800,000       6,953,000
  Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc. Project,
    Refunding,
     Series A, MBIA Insured, 5.25%, 11/01/29 ....................................................    3,185,000       3,180,254
     Series B, MBIA Insured, 5.15%, 11/01/29 ....................................................    2,750,000       2,749,807
  Palo Duro River Authority GO, Refunding, FSA Insured, 6.375%, 8/01/08 .........................    6,000,000       6,698,040
  Pflugerville GO, FGIC Insured,
     5.25%, 8/01/27 .............................................................................    3,320,000       3,362,264
     5.20%, 8/01/32 .............................................................................    3,000,000       3,018,990
  Portland Community Center Complex Development Corp. Sales Tax Revenue, Refunding,
    AMBAC Insured, 5.45%, 2/15/25 ...............................................................    1,450,000       1,500,199
  San Antonio Water Revenue,
     MBIA Insured, Pre-Refunded, 6.50%, 5/15/10 .................................................      180,000         186,858
     Refunding and Improvement, MBIA Insured, 5.60%, 5/15/21 ....................................    3,250,000       3,433,040
  San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured, 5.125%,
    8/15/20 .....................................................................................    2,870,000       2,920,627
  Smithville HDC, Mortgage Revenue, Smithville Retirement, Refunding, Series A, MBIA
    Insured, 6.40%, 1/01/22 .....................................................................      955,000         992,866
  Southeast HDC, Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%, 1/01/24 ...........    1,020,000       1,059,892
  Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris
    Methodist Health System, MBIA Insured, ETM, 6.00%, 9/01/24 ..................................    3,250,000       3,695,055
  Tarrant County Health Facilities Development Corp. Hospital Revenue, Fort Worth Osteopathic
    Hospital, MBIA Insured, 5.125%, 5/15/21 .....................................................    2,905,000       2,942,707
  Texas State Turnpike Authority Revenue, Dallas North Tollway, Refunding, AMBAC Insured,
    5.00%, 1/01/20 ..............................................................................    6,000,000       6,028,320
  Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Project,
     Series B, FSA Insured, 5.50%, 11/01/17 .....................................................    1,000,000       1,069,070
     Series C, FSA Insured, 5.60%, 11/01/27 .....................................................    1,430,000       1,478,720
     Series D, FSA Insured, 5.375%, 11/01/27 ....................................................    9,200,000       9,383,448
  United ISD, GO, 5.125%, 8/15/26 ...............................................................    3,000,000       3,013,800
                                                                                                                 --------------
                                                                                                                   202,568,478
                                                                                                                 --------------
  U.S. TERRITORIES
  District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 ....................      340,000         342,550
                                                                                                                 --------------


                                                     Semiannual Report  |  63

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  UTAH .7%
  Intermountain Power Agency Power Supply Revenue, Refunding, Series B, MBIA Insured,
    5.75%, 7/01/19 ............................................................................ $  3,250,000     $   3,503,110
  Provo Electric System Revenue, Refunding, Series A, AMBAC Insured, ETM, 10.375%,
    9/15/15 ...................................................................................       40,000            55,703
  Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, 5.25%,
     8/15/21 ..................................................................................    5,000,000         5,095,700
     8/15/26 ..................................................................................    5,000,000         5,034,450
                                                                                                                 --------------
                                                                                                                    13,688,963
                                                                                                                 --------------
  VERMONT .2%
  Vermont HFAR, Home Mortgage Purchase, Series B, MBIA Insured, 7.60%, 12/01/24 ...............    4,160,000         4,159,792
                                                                                                                 --------------
  VIRGINIA 1.0%
  Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured,
    6.00%, 6/01/12 ............................................................................    5,000,000         5,254,850
  Danville IDA, Hospital Revenue, Danville Regional Medical Center, FGIC Insured,
    Pre-Refunded, 6.50%, 10/01/24 .............................................................    1,000,000         1,068,550
  Southwest Regional Jail Authority Revenue, MBIA Insured, 5.00%, 9/01/35 .....................    5,680,000         5,635,128
  Spotsylvania County Water and Sewer System Revenue, MBIA Insured, 5.40%, 6/01/27 ............    3,850,000         3,964,422
  Winchester IDA, Educational Facilities Revenue, first mortgage, Shenandoah University
    Project, MBIA Insured,
     5.00%, 10/01/18 ..........................................................................    1,000,000         1,037,950
     5.25%, 10/01/28 ..........................................................................    1,420,000         1,447,662
                                                                                                                 --------------
                                                                                                                    18,408,562
                                                                                                                 --------------
  WASHINGTON 3.4%
  Douglas County PUD No. 1, Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 ............      900,000           962,370
  King County Public Hospital District No. 1 Hospital Facilities Revenue, Valley Medical Center,
    King County Sewer, MBIA Insured, 6.125%, 1/01/33 ..........................................    3,000,000         3,248,880
  Klickitat County PUD No. 1 Electric Revenue, FGIC Insured,
     5.65%, 10/01/15 ..........................................................................    1,000,000         1,082,120
     5.75%, 10/01/27 ..........................................................................    1,000,000         1,057,230
  Mason County GO, School District No. 402, Pioneer, MBIA Insured, Pre-Refunded, 6.60%,
    12/01/11 ..................................................................................    1,040,000         1,110,325
  Pierce County GO, School District No. 003 Puyallup, FGIC Insured, 5.70%, 12/01/15 ...........    1,000,000         1,093,800
  Port of Longview GO, MBIA Insured, 6.00%, 11/01/15 ..........................................    2,000,000         2,188,900
  Seatac Storm Water Revenue, MBIA Insured, Pre-Refunded, 6.50%, 12/01/13 .....................    2,890,000         2,986,237
  Seattle Water System Revenue, FGIC Insured, 5.625%, 8/01/26 .................................    2,000,000         2,068,320
  Snohomish County PUD, No. 1, Electric Revenue, Generation System, FGIC Insured, ETM,
    6.65%, 1/01/16 ............................................................................    4,250,000         5,091,543

64  |  Semiannual Report

Franklin Tax-Free Trust


-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  WASHINGTON (CONT.)
  Tacoma Electric System Revenue,
     AMBAC Insured, Pre-Refunded, 6.25%, 1/01/11 ......................................... $     30,000        $       30,509
     FGIC Insured, Pre-Refunded, 6.25%, 1/01/15 ..........................................    6,190,000             6,418,473
  Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ....................................    3,400,000             3,544,602
  Thurston and Pierce Counties Community Schools GO, Series B, AMBAC Insured,
    Pre-Refunded, 6.65%, 12/01/09 ........................................................    1,305,000             1,394,040
  Washington State GO, Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ............    6,000,000             6,123,840
  Washington State Health Care Facilities Authority Revenue,
     Providence Services, MBIA Insured, 5.50%, 12/01/26 ..................................    5,000,000             5,116,350
     Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 ..................   13,000,000            13,371,930
  Washington State University Revenues, Housing and Dining System, MBIA Insured,
    Pre-Refunded, 6.40%, 10/01/24 ........................................................    6,130,000             6,543,652
  Yakima-Tieton Irrigation District Revenue, Refunding, FSA Insured, 6.20%, 6/01/19 ......      350,000               360,766
                                                                                                               ----------------
                                                                                                                   63,793,887
                                                                                                               ----------------
  WEST VIRGINIA 1.0%
  Harrison County Community Solid Waste Disposal Revenue, Potomac Edison Co., Series C,
    AMBAC Insured, 6.75%, 8/01/24 ........................................................   11,560,000            12,236,144
  West Virginia State GO, Series A, FGIC Insured, 5.00%, 11/01/21 ........................    5,000,000             5,053,600
  West Virginia State University Revenue, Refunding, AMBAC Insured, 6.00%, 4/01/12 .......    2,250,000             2,300,850
                                                                                                               ----------------
                                                                                                                   19,590,594
                                                                                                               ----------------
  WISCONSIN .2%
  Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E,
    FGIC Insured, 6.90%, 8/01/21 .........................................................    3,000,000             3,767,730
  Wisconsin State Health and Educational Revenue, Community Provider Program, Series A,
    FSA Insured, 7.50%, 1/15/04 ..........................................................      333,000               333,926
                                                                                                               ----------------
                                                                                                                    4,101,656
                                                                                                               ----------------
  WYOMING .6%
  Natrona County Hospital Revenue, Wyoming Medical Center Projects, Refunding,
    AMBAC Insured, 6.00%, 9/15/24 ........................................................    9,885,000            10,558,961
                                                                                                               ----------------
  TOTAL BONDS                                                                                                   1,844,926,381
                                                                                                               ----------------
  ZERO COUPON BONDS 1.3%
  Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc.,
    Series C, MBIA Insured, zero cpn. to 10/01/05,
     6.05% thereafter, 10/01/20 ..........................................................   12,760,000            12,208,130
     6.15% thereafter, 10/01/26 ..........................................................   12,195,000            11,313,057
                                                                                                               ----------------
  TOTAL ZERO COUPON BONDS                                                                                          23,521,187
                                                                                                               ----------------
  TOTAL LONG TERM INVESTMENTS (COST $1,790,412,942)                                                             1,868,447,568
                                                                                                               ----------------

                                                       Semiannual Report  |  65

Franklin Tax-Free Trust


-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS .2%

  MINNESOTA
a Cohasset Revenue, Minnesota Power and Light Co. Project, Refunding, Series B, Daily VRDN
    and Put, .80%, 6/01/13 ...............................................................    $  1,000,000     $     1,000,000
                                                                                                               ----------------
  NEW YORK .2%
a New York City GO,
     Series H, Sub Series H-3, Daily VRDN and Put, .75%, 8/01/22 .........................       1,300,000           1,300,000
     Sub Series A-7, Daily VRDN and Put, .75%, 8/01/20 ...................................       2,100,000           2,100,000
                                                                                                               ----------------
                                                                                                                     3,400,000
                                                                                                               ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $4,400,000) .........................................                           4,400,000
                                                                                                               ----------------
  TOTAL INVESTMENTS (COST $1,794,812,942) 99.8% ..........................................                       1,872,847,568
  OTHER ASSETS, LESS LIABILITIES .2%                                                                                 2,982,671
                                                                                                               ----------------
  NET ASSETS 100.0% ......................................................................                     $ 1,875,830,239
                                                                                                               ----------------

See glossary of terms on page 107.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


66  |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                     --------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 2003                YEAR ENDED FEBRUARY 28,
CLASS A                                                 (UNAUDITED)     2003        2002        2001        2000        1999
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $11.91      $11.64      $11.54      $10.75      $11.71      $11.75
                                                     --------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ...........................          .26         .54         .55         .57         .58         .59

 Net realized and unrealized gains (losses) ........         (.26)        .27         .11         .79        (.96)        .03
                                                     --------------------------------------------------------------------------
Total from investment operations ...................           --         .81         .66        1.36        (.38)        .62
                                                     --------------------------------------------------------------------------
Less distributions from:

 Net investment income .............................         (.26)       (.54)       (.56)       (.57)       (.58)       (.59)

 Net realized gains ................................           --          --          --          --          --        (.07)
                                                     --------------------------------------------------------------------------
Total distributions ................................         (.26)       (.54)       (.56)       (.57)       (.58)       (.66)
                                                     --------------------------------------------------------------------------
Net asset value, end of period .....................       $11.65      $11.91      $11.64      $11.54      $10.75      $11.71
                                                     --------------------------------------------------------------------------

Total return b .....................................         (.03)%      7.19%       5.87%      12.94%      (3.34)%      5.36%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................     $420,893    $426,319    $382,300    $327,650    $306,531    $340,109

Ratios to average net assets:

 Expenses ..........................................          .66% c      .67%        .69%        .70%        .68%        .68%

 Net investment income .............................         4.30% c     4.59%       4.79%       5.12%       5.16%       4.99%

Portfolio turnover rate ............................         6.66%      16.23%       6.31%      15.69%      25.75%       6.80%


aBased on average weighted shares outstanding beginning with year ended February 29, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized



                                                      Semiannual Report  |  67

Franklin Tax-Free Trust

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 2003                 YEAR ENDED FEBRUARY 28,
CLASS C                                                 (UNAUDITED)     2003        2002        2001        2000        1999
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................      $11.98      $11.70      $11.61      $10.81      $11.76      $11.80
                                                     -------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ............................         .23         .48         .49         .51         .52         .52

 Net realized and unrealized gains (losses) .........        (.25)        .28         .09         .80        (.96)        .03
                                                     -------------------------------------------------------------------------
Total from investment operations ....................        (.02)        .76         .58        1.31        (.44)        .55
                                                     -------------------------------------------------------------------------
Less distributions from:

 Net investment income ..............................        (.23)       (.48)       (.49)       (.51)       (.51)       (.52)

 Net realized gains .................................          --          --          --          --          --        (.07)
                                                     -------------------------------------------------------------------------
Total distributions .................................        (.23)       (.48)       (.49)       (.51)       (.51)       (.59)
                                                     -------------------------------------------------------------------------
Net asset value, end of period ......................      $11.73      $11.98      $11.70      $11.61      $10.81      $11.76
                                                     -------------------------------------------------------------------------

Total return b ......................................        (.23)%      6.66%       5.16%      12.35%      (3.78)%      4.74%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................     $45,427     $43,002     $32,354     $28,397     $27,253     $26,271

Ratios to average net assets:

 Expenses ...........................................        1.23% c     1.21%       1.24%       1.25%       1.24%       1.24%

 Net investment income ..............................        3.73% c     4.05%       4.24%       4.57%       4.60%       4.44%

Portfolio turnover rate .............................        6.66%      16.23%       6.31%      15.69%      25.75%       6.80%


aBased on average weighted shares outstanding beginning with year ended February 29, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized


68  |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.7%
  Ashburnham and Westminister Regional School District GO, MBIA Insured, 6.00%, 12/15/13 .... $ 2,700,000      $ 2,791,908
  Attleboro GO, AMBAC Insured, Pre-Refunded, 6.00%,
     7/01/11 ................................................................................   1,045,000        1,108,536
     7/01/12 ................................................................................   1,045,000        1,108,536
     7/01/13 ................................................................................     685,000          726,648
     7/01/14 ................................................................................     755,000          800,904
  Boston GO,
     MBIA Insured, 5.00%, 2/01/21 ...........................................................   3,000,000        3,049,290
     Series A, MBIA Insured, 5.00%, 2/01/22 .................................................   2,940,000        2,982,189
  Chelsea GO, State Qualified, Refunding, AMBAC Insured,
     5.125%, 6/15/16 ........................................................................   1,750,000        1,863,435
  Dudley Charleston Regional School District GO, Series B,
    FGIC Insured, 5.25%, 5/01/19 ............................................................   3,140,000        3,384,072
  Foxborough Stadium Infrastructure Improvement Revenue, 5.75%, 6/01/25 .....................   4,000,000        4,253,600
  Greater Lawrence Sanitary District GO, MBIA Insured, 5.625%, 6/15/20 ......................   1,000,000        1,082,800
  Holyoke Gas and Electric Department Revenue, Series A,
    MBIA Insured, 5.00%, 12/01/26 ...........................................................   9,805,000        9,711,166
  Hudson GO, MBIA Insured, Pre-Refunded, 6.00%,
     5/15/13 ................................................................................     250,000          263,625
     5/15/14 ................................................................................     240,000          253,080
  Kingston GO, FGIC Insured, 5.50%, 11/15/19 ................................................   2,055,000        2,216,359
  Lawrence GO, AMBAC Insured, 5.00%, 2/01/21 ................................................   1,000,000        1,019,800
  Lenox GO, Refunding, AMBAC Insured,
     6.60%, 10/15/11 ........................................................................   1,000,000        1,005,660
     6.625%, 10/15/15 .......................................................................     500,000          502,845
  Lowell GO,
     FGIC Insured, 5.85%, 2/15/20 ...........................................................   1,595,000        1,743,112
     State Qualified, AMBAC Insured, 5.00%, 2/01/21 .........................................   1,330,000        1,357,970
     State Qualified, AMBAC Insured, 5.00%, 2/01/22 .........................................   1,405,000        1,428,140
  Ludlow GO, School Project, Limited Tax, MBIA Insured,
     7.30%, 11/01/07 ........................................................................     210,000          250,666
     7.30%, 11/01/08 ........................................................................     210,000          256,101
     7.40%, 11/01/09 ........................................................................     210,000          260,925
  Lynn Water and Sewer Commission General Revenue, Series A, FSA Insured, 5.125%,
    12/01/17 ................................................................................   3,000,000        3,176,130
  Mansfield GO, Municipal Purpose Loan, FGIC Insured, 5.125%, 8/15/17 .......................   1,685,000        1,781,887
  Marthas Vineyard Land Bank Revenue, AMBAC Insured,
     4.875%, 5/01/22 ........................................................................   2,000,000        2,009,820
     5.00%, 5/01/32 .........................................................................   2,000,000        1,961,040
  Massachusetts Bay Transportation Authority COP, MBIA Insured, 7.75%, 1/15/06 ..............   1,500,000        1,614,135
  Massachusetts Bay Transportation Authority Revenue, General Transportation System,
     Series C, FGIC Insured, 5.25%, 3/01/15 .................................................   2,000,000        2,178,440
     Series D, MBIA Insured, 5.00%, 3/01/27 .................................................   5,000,000        4,905,150
  Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding, Senior Series A,
    FGIC Insured, 5.00%, 7/01/27 ............................................................   5,000,000        4,944,750
  Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured,
    7.25%, 1/01/09 ..........................................................................     595,000          600,700
  Massachusetts State College Building Authority Project Revenue,
     Capital Assurance, Refunding, Series A, XLCA Insured, 5.00%, 5/01/43 ...................   7,645,000        7,413,739
     Refunding, Series B, XLCA Insured, 5.50%, 5/01/39 ......................................   5,000,000        5,318,100
     Series 1, MBIA Insured, 5.375%, 5/01/23 ................................................   5,000,000        5,232,000

                                                       Semiannual Report  |  69

Franklin Tax-Free Trust


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                      PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Massachusetts State Development Finance Agency Revenue,
     Massachusetts/Saltonstall Redevelopment Building Corp., Series A, MBIA Insured,
      5.125%, 2/01/34 ...................................................................... $ 26,400,000   $   26,378,616
     MBIA Insured, 5.20%, 7/01/32 ..........................................................    2,250,000        2,260,890
     Series A, AMBAC Insured, 5.375%, 1/01/42 ..............................................    4,000,000        4,061,480
     Series A, GNMA Secured, 6.90%, 10/20/41 ...............................................    2,090,000        2,396,331
     Western New England College, AMBAC Insured, 5.25%, 7/01/20 ............................    1,500,000        1,572,180
  Massachusetts State GO,
     Consolidated Loan, Series C, FGIC Insured, 5.25%, 11/01/30 ............................    9,645,000        9,819,767
     MBIA Insured, 5.00%, 8/01/22 ..........................................................    4,100,000        4,111,521
     MBIA Insured, 5.00%, 8/01/27 ..........................................................    4,395,000        4,310,660
  Massachusetts State Health and Educational Facilities Authority Revenue,
     Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 .......................    1,500,000        1,612,815
     Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19 ......................    5,500,000        5,968,930
     Boston College, Refunding, Series L, MBIA Insured, 4.75%, 6/01/31 .....................    5,500,000        5,192,110
     Boston College, Series J, FGIC Insured, 6.625%, 7/01/21 ...............................       20,000           20,042
     Brandeis University, Refunding, Series I, MBIA Insured, 4.75%, 10/01/20 ...............    3,000,000        2,996,400
     Brandeis University, Refunding, Series I, MBIA Insured, 4.75%, 10/01/28 ...............    1,000,000          952,110
     Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 .............    1,000,000        1,000,780
     Catholic Health East, Series A, AMBAC Insured, 5.00%, 11/15/28 ........................    6,575,000        6,445,275
     Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18 ...................    3,500,000        3,697,365
     Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25 ...................    7,720,000        7,892,310
     Dana-Farber Cancer Institute, Refunding, Series F, FGIC Insured, 6.00%, 12/01/15 ......    1,000,000        1,030,080
     Harvard University, Series FF, 5.125%, 7/15/37 ........................................    8,000,000        8,024,960
     Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ..................   21,730,000       22,195,891
     Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 8/15/24 .........................    6,500,000        6,889,740
     New England Medical Center Hospital, Series H, FGIC Insured, 5.00%, 5/15/22 ...........   10,000,000       10,090,600
     Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/18 .....................    1,300,000        1,401,816
     Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/25 .....................    6,750,000        7,262,190
     Northeastern University, Series I, MBIA Insured, 5.00%, 10/01/29 ......................    1,250,000        1,232,037
     Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ...................    5,000,000        5,106,050
     Series F, 5.00%, 10/01/27 .............................................................    2,710,000        2,679,973
     Series F, 5.00%, 10/01/33 .............................................................    5,000,000        4,900,700
     Springfield College, AMBAC Insured, 5.00%, 10/15/27 ...................................    2,500,000        2,472,225
     Stonehill College, MBIA Insured, 6.55%, 7/01/12 .......................................      495,000          501,633
     Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 .............................    1,550,000        1,570,817
     Stonehill College, Series F, AMBAC Insured, 5.75%, 7/01/26 ............................    1,690,000        1,780,483
     Tufts University, Series I, 5.25%, 2/15/30 ............................................    4,000,000        4,034,200
     University of Massachusetts Project, Series A, FGIC Insured, 5.875%, 10/01/29 .........    4,000,000        4,313,760
     University of Massachusetts Project, Series C, MBIA Insured, 5.25%, 10/01/31 ..........    1,500,000        1,512,870
     University of Massachusetts, Series C, FGIC Insured, 5.125%, 10/01/34 .................    3,000,000        2,997,570
     University of Massachusetts, Worcester Campus, Series B, FGIC Insured, 5.25%,
      10/01/31 .............................................................................    3,500,000        3,527,335
     Wellesley College, Series F, 5.125%, 7/01/39 ..........................................    7,500,000        7,493,325
     Wheelock College, Series B, MBIA Insured, 5.625%, 10/01/30 ............................    1,770,000        1,850,181
     Williams College, Series F, MBIA Insured, 5.50%, 7/01/26 ..............................    2,500,000        2,573,400


70  |  Semiannual Report

Franklin Tax-Free Trust


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                      PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Massachusetts State HFA,
     Housing Revenue, Rental, Series A, AMBAC Insured, 5.95%, 7/01/30 ...................    $  2,000,000   $    2,074,220
     MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM, 7.00%, 4/01/21 ..............         430,000          541,791
     SFHR, Series 53, MBIA Insured, 6.15%, 12/01/29 .....................................       1,640,000        1,688,462
     SFHR, Series 57, MBIA Insured, 5.55%, 6/01/25 ......................................       3,505,000        3,547,586
     SFHR, Series 59, AMBAC Insured, 5.50%, 12/01/30 ....................................       1,075,000        1,087,567
  Massachusetts State Industrial Finance Agency Electrical Utility Revenue, Nantucket
    Electric Co., Series A, AMBAC Insured, 5.875%, 7/01/17 ..............................       4,000,000        4,343,840
  Massachusetts State Industrial Finance Agency Revenue,
     Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15        2,010,000        2,093,918
     Simons Rock College, AMBAC Insured, 5.50%, 6/01/27 .................................       1,560,000        1,607,798
     St. Marks School Issue, MBIA Insured, 5.375%, 1/01/21 ..............................       2,665,000        2,754,491
     Suffolk University, AMBAC Insured, 5.25%, 7/01/27 ..................................       4,000,000        4,041,640
     Trustees Deerfield Academy, 5.25%, 10/01/27 ........................................       2,800,000        2,824,500
     Tufts University, Refunding, Series H, MBIA Insured, 4.75%, 2/15/28 ................       2,700,000        2,572,344
     Western New England College, AMBAC Insured, 5.00%, 7/01/28 .........................       4,000,000        3,949,280
     WGBH Educational Foundation, Refunding, AMBAC Insured, 5.00%, 3/01/28 ..............       2,500,000        2,468,700
     Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.125%, 9/01/17 ..........       3,720,000        3,952,128
     Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21        2,000,000        2,120,160
     Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.125%, 9/01/27       4,000,000        4,009,160
  Massachusetts State Port Authority Revenue,
     Series A, FSA Insured, 5.125%, 7/01/17 .............................................       2,000,000        2,053,700
     Series A, MBIA Insured, 5.00%, 7/01/28 .............................................       1,350,000        1,331,019
     Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/19 .................       2,215,000        2,317,045
     Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/22 .................       2,310,000        2,386,715
     Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/29 ..................       7,450,000        7,828,535
     Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 ..................       1,000,000        1,046,670
     US Airways Project, MBIA Insured, 6.00%, 9/01/21 ...................................       4,700,000        5,018,425
     US Airways Project, Series A, MBIA Insured, 5.875%, 9/01/23 ........................       4,500,000        4,686,120
  Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
     Series A, MBIA Insured, 5.00%, 1/01/37 .............................................       9,000,000        8,813,430
     sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ......................      10,000,000        9,991,300
     sub. lien, Series B, MBIA Insured, 5.25%, 1/01/29 ..................................       4,600,000        4,631,464
  Massachusetts State Water Pollution Abatement Trust Revenue,
     Pool Program Bonds, Series 6, 5.50%, 8/01/30 .......................................       3,695,000        3,814,275
     Pool Program Bonds, Series 7, 5.125%, 2/01/31 ......................................       6,000,000        6,021,000
     Water Revenue Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29 ...........       5,000,000        5,372,800
  Massachusetts State Water Pollution Abatement Trust Water Pollution Abatement Revenue,
    New Bedford Program, Refunding, Series A, FGIC Insured, 4.75%, 2/01/26 ..............       5,000,000        4,786,950
  Massachusetts State Water Resource Authority Revenue, Refunding, Series A, FGIC Insured,
    5.75%, 8/01/39 ......................................................................       9,275,000        9,922,024
  Melrose GO, MBIA Insured,
     6.00%, 8/15/11 .....................................................................         200,000          211,902
     6.05%, 8/15/12 .....................................................................         200,000          211,996
     6.10%, 8/15/13 .....................................................................         200,000          212,090
     6.10%, 8/15/14 .....................................................................         200,000          212,090
  New Bedford GO, Municipal Purpose Loan, FGIC Insured, 5.00%, 5/01/21 ..................       3,685,000        3,775,577

                                                       Semiannual Report  |  71

Franklin Tax-Free Trust


-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Plymouth County COP, Correctional Facility Project, Refunding, AMBAC Insured, 5.125%,
    10/01/18 ....................................................................................... $  2,000,000   $    2,092,480
  Route 3 North Transportation Improvement Association Lease Revenue, MBIA Insured,
    Pre-Refunded, 5.375%, 6/15/33 ..................................................................   15,475,000       17,360,938
  Salisbury GO, MBIA Insured, 5.30%, 3/15/27 .......................................................    2,795,000        2,840,950
  Shrewsbury GO, Municipal Purpose Loan, 5.00%, 8/15/20 ............................................    2,075,000        2,118,990
  South Essex Sewer District GO,
     AMBAC Insured, 6.25%, 11/01/11 ................................................................      330,000          336,023
     Series B, MBIA Insured, Pre-Refunded, 7.00%, 6/01/24 ..........................................    2,800,000        2,979,368
  Springfield GO, Municipal Purpose Loan,
     FGIC Insured, 5.00%, 8/01/21 ..................................................................    5,000,000        5,139,200
     FSA Insured, 5.00%, 11/15/18 ..................................................................    1,500,000        1,558,230
  Springfield Water and Sewer Commission Revenue, Series A, AMBAC Insured, 5.00%,
    11/01/21 .......................................................................................    2,775,000        2,836,966
  University Building Authority Project Revenue, Refunding, Senior, Series 1,
    AMBAC Insured, 5.25%,
     11/01/23 ......................................................................................    2,155,000        2,204,242
     11/01/28 ......................................................................................    5,035,000        5,097,938
  Whitman Hanson Regional School District GO, Refunding, FGIC Insured, 5.00%, 6/15/21 ..............    1,960,000        2,004,590
  Winthrop GO, AMBAC Insured, 5.00%, 11/01/20 ......................................................    1,230,000        1,270,504
  Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 .................................    1,335,000        1,463,988
                                                                                                                    ---------------
  TOTAL LONG TERM INVESTMENTS (COST $441,108,774) ..................................................                   460,315,795
                                                                                                                    ---------------
  SHORT TERM INVESTMENT (COST $1,700,000) .4%
a Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets Program,
    Series D, MBIA Insured, Daily VRDN and Put, .85%, 1/01/35 ......................................    1,700,000        1,700,000
                                                                                                                    ---------------
  TOTAL INVESTMENTS (COST $442,808,774) 99.1% ......................................................                   462,015,795
  OTHER ASSETS, LESS LIABILITIES .9% ...............................................................                     4,304,506
                                                                                                                    ---------------
  NET ASSETS 100.0% ................................................................................                $  466,320,301
                                                                                                                    ---------------


See glossary of terms on page 107.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



72  |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                             ---------------------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                              AUGUST 31, 2003                        YEAR ENDED FEBRUARY 28,
CLASS A                                         (UNAUDITED)      2003          2002          2001         2000          1999
                                             ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period .......      $12.46        $12.25        $12.08        $11.37       $12.28        $12.20
                                             ---------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ...................         .27           .57           .58           .60          .60           .61

 Net realized and unrealized gains
 (losses) ..................................        (.26)          .28           .18           .70         (.91)          .13
                                             ---------------------------------------------------------------------------------
Total from investment operations ...........         .01           .85           .76          1.30         (.31)          .74
                                             ---------------------------------------------------------------------------------
Less distributions from:

 Net investment income .....................        (.28)         (.57)         (.59)         (.59)        (.60)         (.61)

 Net realized gains ........................        (.03)         (.07)           --            --           -- d        (.05)
                                             ---------------------------------------------------------------------------------
Total distributions ........................        (.31)         (.64)         (.59)         (.59)        (.60)         (.66)
                                             ---------------------------------------------------------------------------------
Net asset value, end of period .............      $12.16        $12.46        $12.25        $12.08       $11.37        $12.28
                                             ---------------------------------------------------------------------------------

Total return b .............................         .02%         7.17%         6.44%        11.74%       (2.57)%        6.23%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........  $1,212,407    $1,253,847    $1,185,152    $1,084,743   $1,057,787    $1,161,345

Ratios to average net assets:

 Expenses ..................................         .63% c        .64%          .64%          .64%         .63%          .63%

 Net investment income .....................        4.35% c       4.62%         4.81%         5.10%        5.10%         4.98%

Portfolio turnover rate ....................        7.40%        13.22%         8.86%        10.34%       13.73%         7.37%


aBased on average weighted shares outstanding beginning with year ended February 29, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dThe fund made a capital gain distribution of $.0003.


                                                      Semiannual Report  |  73

Franklin Tax-Free Trust

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                                  --------------------------------------------------------------
                                                                  SIX MONTHS ENDED
                                                                  AUGUST 31, 2003            YEAR ENDED FEBRUARY 28,
CLASS B                                                             (UNAUDITED)     2003        2002        2001       2000 D
                                                                  --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............................      $12.51      $12.29      $12.12      $11.38      $11.31
                                                                  --------------------------------------------------------------
Income from investment operations:

 Net investment income a ........................................         .24         .50         .52         .54         .05

 Net realized and unrealized gains (losses) .....................        (.27)        .30         .17         .73         .07
                                                                  --------------------------------------------------------------
Total from investment operations ................................        (.03)        .80         .69        1.27         .12
                                                                  --------------------------------------------------------------
Less distributions from:

 Net investment income ..........................................        (.24)       (.51)       (.52)       (.53)       (.05)

 Net realized gains .............................................        (.03)       (.07)         --          --          --
                                                                  --------------------------------------------------------------
Total distributions .............................................        (.27)       (.58)       (.52)       (.53)       (.05)
                                                                  --------------------------------------------------------------
Net asset value, end of period ..................................      $12.21      $12.51      $12.29      $12.12      $11.38
                                                                  --------------------------------------------------------------

Total return b ..................................................        (.25)%      6.64%       5.81%      11.28%       1.11%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............................     $55,484     $49,931     $30,225      $7,818        $228

Ratios to average net assets:

 Expenses .......................................................        1.18% c     1.19%       1.19%       1.20%       1.19% c

 Net investment income ..........................................        3.80% c     4.07%       4.25%       4.52%       4.88% c

Portfolio turnover rate .........................................        7.40%      13.22%       8.86%      10.34%      13.73%


aBased on average weighted shares outstanding.
bTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period February 1, 2000 (effective date) to February 29, 2000.



74  |  Semiannual Report

Franklin Tax-Free Trust

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND (CONTINUED)


                                                     -------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                      AUGUST 31, 2003                 YEAR ENDED FEBRUARY 28,
CLASS C                                                 (UNAUDITED)     2003        2002        2001        2000        1999
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................      $12.56      $12.34      $12.17      $11.45      $12.36      $12.27
                                                     -------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ............................         .24         .51         .52         .54         .54         .55

 Net realized and unrealized gains (losses) .........        (.27)        .29         .17         .71        (.92)        .13
                                                     -------------------------------------------------------------------------
Total from investment operations ....................        (.03)        .80         .69        1.25        (.38)        .68
                                                     -------------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.24)       (.51)       (.52)       (.53)       (.53)       (.54)

 Net realized gains .................................        (.03)       (.07)         --          --          -- d      (.05)
                                                     -------------------------------------------------------------------------
Total distributions .................................        (.27)       (.58)       (.52)       (.53)       (.53)       (.59)
                                                     -------------------------------------------------------------------------
Net asset value, end of period ......................      $12.26      $12.56      $12.34      $12.17      $11.45      $12.36
                                                     -------------------------------------------------------------------------

Total return b ......................................        (.26)%      6.63%       5.80%      11.14%      (3.11)%      5.71%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................    $112,682    $110,159     $77,514     $53,620     $49,038     $49,970

Ratios to average net assets:

 Expenses ...........................................        1.23% c     1.16%       1.19%       1.20%       1.19%       1.19%

 Net investment income ..............................        3.75% c     4.10%       4.26%       4.54%       4.54%       4.42%

Portfolio turnover rate .............................        7.40%      13.22%       8.86%      10.34%      13.73%       7.37%


aBased on average weighted shares outstanding beginning with year ended February 29, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dThe fund made a capital gain distribution of $.0003.


               Semiannual Report  |  See notes to financial statements.  |  75

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 99.1%
  Allegan Public School GO, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ................. $  4,165,000     $     4,677,170
  Allendale Public School District GO,
     MBIA Insured, Pre-Refunded, 6.00%, 5/01/24 .........................................    3,750,000           3,909,937
     School Building and Site, FGIC Insured, 5.125%, 5/01/27 ............................    6,450,000           6,483,153
     School Building and Site, FGIC Insured, 5.125%, 5/01/32 ............................    5,490,000           5,499,113
  Almont Community Schools GO, FGIC Insured, 5.50%, 5/01/26 .............................    1,925,000           1,976,474
  Alpena Public Schools GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/22 .................    1,665,000           1,862,469
  Anchor Bay School District GO, School Building and Site,
     Series I, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 ...............................    2,000,000           2,308,900
     Series II, FGIC Insured, Pre-Refunded, 5.70%, 5/01/25 ..............................    5,000,000           5,695,800
     Series II, FGIC Insured, Pre-Refunded, 5.75%, 5/01/30 ..............................    3,750,000           4,282,950
  Avondale School District GO, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ..............    4,000,000           4,491,880
  Battle Creek Downtown Development Authority Tax Allocation, Refunding, MBIA Insured,
    5.125%, 5/01/20 .....................................................................    4,500,000           4,601,565
  Berkley City School District GO, FGIC Insured, Pre-Refunded, 6.00%, 1/01/19 ...........    2,125,000           2,276,916
  Brandon School District GO, FGIC Insured, Pre-Refunded, 5.875%, 5/01/26 ...............    7,000,000           7,809,550
  Brown City Community School District GO, Building and Site, FGIC Insured, 5.00%,
     5/01/26 ............................................................................    4,445,000           4,420,864
     5/01/31 ............................................................................    3,200,000           3,152,608
  Byron Center Public Schools GO, Refunding, MBIA Insured, 5.875%, 5/01/24 ..............      135,000             144,013
  Caledonia Community Schools GO, MBIA Insured, Pre-Refunded, 5.85%, 5/01/22 ............    4,500,000           5,069,070
  Calumet, Laurium and Keweenah Public Schools GO, FSA Insured, Pre-Refunded,
    5.875%, 5/01/20 .....................................................................      875,000             915,941
  Carmen-Ainmworth Community School District GO, FGIC Insured, 5.00%, 5/01/27 ...........    2,950,000           2,929,556
  Central Michigan University Revenue,
     FGIC Insured, 5.00%, 10/01/27 ......................................................      500,000             501,090
     FGIC Insured, Pre-Refunded, 5.625%, 10/01/22 .......................................    2,500,000           2,808,550
     Series A, AMBAC Insured, 5.05%, 10/01/32 ...........................................   10,000,000           9,924,200
  Central Montcalm Public School GO, MBIA Insured, 6.00%, 5/01/29 .......................    1,400,000           1,527,862
  Charles Stewart Mott Community College GO, FGIC Insured, 5.50%, 5/01/21 ...............    3,550,000           3,700,236
  Charlotte Public School District GO, FGIC Insured, 5.375%, 5/01/29 ....................    5,000,000           5,093,550
  Coldwater Community Schools GO, MBIA Insured, Pre-Refunded,
     6.20%, 5/01/15 .....................................................................    1,100,000           1,159,279
     6.30%, 5/01/23 .....................................................................    1,700,000           1,792,718
  De Witt Public Schools GO, AMBAC Insured, Pre-Refunded, 5.70%, 5/01/21 ................    6,905,000           7,742,024
  Dearborn EDC, Hospital Revenue, Oakwood Obligation Group,
     Refunding, Series A, MBIA Insured, 5.25%, 8/15/21 ..................................    1,000,000           1,014,400
     Series A, FGIC Insured, 5.75%, 11/15/15 ............................................      100,000             108,435
  Detroit City School District GO,
     School Building and Site Improvements, Series A, FGIC Insured, 5.00%, 5/01/23 ......    2,650,000           2,657,870
     School Building and Site Improvements, Series B, FGIC Insured, 5.00%, 5/01/25 ......   10,650,000          10,607,400
     School Building and Site Improvements, Series B, FGIC Insured, 5.00%, 5/01/28 ......    8,500,000           8,416,190
     School Building and Site Improvements, Series B, FGIC Insured, 5.00%, 5/01/33 ......   20,000,000          19,664,600
     Series A, FSA Insured, 5.125%, 5/01/31 .............................................   38,330,000          38,393,628
  Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/20 ..............   10,610,000          10,800,025


76  |  Semiannual Report

Franklin Tax-Free Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Detroit Sewage Disposal Revenue,
     Refunding, Series B, MBIA Insured, 5.25%, 7/01/21 .................................  $ 12,585,000     $    12,964,312
     Series A, MBIA Insured, 5.50%, 7/01/20 ............................................       110,000             115,221
     Series A, MBIA Insured, 5.00%, 7/01/27 ............................................    22,000,000          21,847,100
     Series A, MBIA Insured, Pre-Refunded, 5.50%, 7/01/20 ..............................       105,000             117,518
  Detroit Water Supply System Revenue,
     Refunding, FGIC Insured, ETM, 6.25%, 7/01/12 ......................................     1,455,000           1,492,539
     second lien, Series B, FGIC Insured, 5.50%, 7/01/33 ...............................    20,000,000          20,735,800
     senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ...............................    11,400,000          11,249,976
     senior lien, Series A, FGIC Insured, 5.25%, 7/01/33 ...............................     4,745,000           4,802,320
     senior lien, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/01/29 ................     1,500,000           1,726,350
     senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 .................     4,880,000           5,421,094
     Series A, MBIA Insured, 5.00%, 7/01/27 ............................................     5,750,000           5,710,037
     Series B, MBIA Insured, 5.00%, 7/01/34 ............................................    10,000,000           9,768,800
  Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 .........     5,500,000           5,577,220
  East Detroit School District GO, FGIC Insured,
     6.10%, 5/01/16 ....................................................................     1,025,000           1,118,890
     Pre-Refunded, 6.10%, 5/01/16 ......................................................     4,975,000           5,579,313
  East Grand Rapids Public School District GO, FSA Insured, Pre-Refunded, 6.00%,
    5/01/29 ............................................................................     4,775,000           5,512,499
  Eastern Michigan University Revenues, Refunding, Series A, FGIC Insured, 5.00%,
     6/01/28 ...........................................................................     1,250,000           1,228,987
     6/01/33 ...........................................................................     7,200,000           7,078,968
  Ecorse Public School District GO, FGIC Insured, 5.50%, 5/01/17 .......................     5,000,000           5,397,000
  Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured, 5.75%,
    2/15/25 ............................................................................       100,000             104,830
  Ferndale School District GO,
     FGIC Insured, Pre-Refunded, 5.50%, 5/01/22 ........................................     3,000,000           3,342,690
     Unrefunded, FGIC Insured, 5.375%, 5/01/21 .........................................     2,805,000           2,896,527
  Ferris State University Revenue,
     AMBAC Insured, Pre-Refunded, 5.75%, 10/01/17 ......................................     2,500,000           2,823,825
     AMBAC Insured, Pre-Refunded, 5.85%, 10/01/22 ......................................     2,500,000           2,832,375
     AMBAC Insured, Pre-Refunded, 5.90%, 10/01/26 ......................................     6,840,000           7,761,074
     FGIC Insured, 5.25%, 10/01/26 .....................................................     1,500,000           1,529,025
     FGIC Insured, 5.25%, 10/01/31 .....................................................     3,255,000           3,295,427
  Gladstone Area Public Schools GO, AMBAC Insured,
     5.50%, 5/01/26 ....................................................................       695,000             713,675
     Pre-Refunded, 5.50%, 5/01/26 ......................................................       805,000             896,955
  Gogebic-Iron Wastewater Authority Wastewater Treatment System Revenue, Refunding,
    MBIA Insured, Pre-Refunded, 5.95%, 1/01/15 .........................................     1,015,000           1,076,915
  Grand Ledge Public School District GO, MBIA Insured, Pre-Refunded, 6.60%, 5/01/24 ....    10,000,000          10,565,100
  Grand Rapids Building Authority GO, AMBAC Insured, 5.50%, 8/01/20 ....................     2,000,000           2,099,380
  Grand Rapids Building Authority Revenue, AMBAC Insured, 5.00%, 10/01/28 ..............     6,000,000           5,940,540
  Grand Rapids Downtown Development Authority Tax Increment Revenue, MBIA Insured,
    6.875%, 6/01/24 ....................................................................     7,500,000           7,921,725
  Grosse-Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ...     5,250,000           5,941,425
  Hamilton Community School District GO, Refunding, FGIC Insured, 5.00%, 5/01/24 .......     2,000,000           2,007,280
  Hancock Hospital Finance Authority Revenue, Portage Health, MBIA Insured, 5.45%,
    8/01/47 ............................................................................     4,400,000           4,502,300

                                                       Semiannual Report  |  77

Franklin Tax-Free Trust


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Harrison Community Schools GO, AMBAC Insured, Pre-Refunded, 6.25%, 5/01/13 ............ $  4,715,000     $     4,970,647
  Hartland Consolidated School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 ..   30,000,000          34,707,900
  Haslett Public School District GO, MBIA Insured, Pre-Refunded, 5.70%, 5/01/26 .........    3,900,000           4,372,758
  Hazel Park Building Authority Revenue, Ice Arena, AMBAC Insured, 4.70%, 4/01/24 .......      700,000             676,669
  Hazel Park School District GO, FSA Insured, 5.00%,
     5/01/27 ............................................................................    9,000,000           8,937,630
     5/01/32 ............................................................................   12,475,000          12,287,251
  Hopkins Public Schools GO, FGIC Insured, Pre-Refunded,
     5.70%, 5/01/21 .....................................................................    2,025,000           2,270,470
     5.50%, 5/01/26 .....................................................................    1,000,000           1,114,230
  Howell Public Schools GO, MBIA Insured, Pre-Refunded,
     5.875%, 5/01/22 ....................................................................    2,000,000           2,295,980
     6.00%, 5/01/25 .....................................................................    1,600,000           1,810,720
  Hudsonville Public Schools GO, Series B, FGIC Insured, Pre-Refunded,
     6.05%, 5/01/19 .....................................................................    2,000,000           2,105,820
     6.10%, 5/01/24 .....................................................................    2,000,000           2,106,460
  Huron Michigan School District GO, FSA Insured,
     5.25%, 5/01/21 .....................................................................    1,500,000           1,546,605
     5.375%, 5/01/26 ....................................................................    2,500,000           2,568,475
  Huron Valley School District GO, FGIC Insured, Pre-Refunded,
     5.875%, 5/01/16 ....................................................................      100,000             112,734
     5.75%, 5/01/22 .....................................................................    2,450,000           2,751,276
  Jackson Brownfield RDAR, FGIC Insured,
     5.125%, 6/01/22 ....................................................................    2,290,000           2,324,487
     5.125%, 6/01/24 ....................................................................    1,215,000           1,228,985
     5.25%, 6/01/26 .....................................................................    2,820,000           2,881,222
     5.375%, 6/01/30 ....................................................................    5,830,000           6,007,815
  Jenison Public Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 .................      130,000             144,615
  Kalamazoo City School District GO, Building and Site, FSA Insured, 5.00%, 5/01/21 .....    4,000,000           4,047,960
  Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
     Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14 ..............    3,805,000           4,213,847
     Bronson Methodist Hospital, Refunding and Improvement, MBIA Insured, 5.875%,
      5/15/26 ...........................................................................   26,165,000          27,744,581
     Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured,
      Pre-Refunded, 6.25%, 5/15/12 ......................................................    1,445,000           1,498,451
     Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured,
      Pre-Refunded, 6.375%, 5/15/17 .....................................................      720,000             747,151
     Bronson Methodist Hospital, Refunding, MBIA Insured, 5.25%, 5/15/18 ................      250,000             260,842
     Bronson Methodist Hospital, Refunding, MBIA Insured, 5.50%, 5/15/28 ................   10,000,000          10,319,400
  Kenowa Hills Public Schools GO, MBIA Insured, 5.875%,
     5/01/21 ............................................................................    1,510,000           1,624,866
     5/01/26 ............................................................................    7,000,000           7,462,140
  Kent County Building Authority GO, 5.00%, 6/01/26 .....................................   21,885,000          21,824,379
  Kentwood Public Schools GO, MBIA Insured, 4.125%, 5/01/19 .............................   12,050,000          11,132,272
  Lake Orion Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/20 .....    2,200,000           2,314,312
  Lake Shore Public Schools GO, Macomb County, FSA Insured, 5.50%, 5/01/20 ..............    2,000,000           2,088,580
  Lake St. Clair Shores Drain District GO, Series A, MBIA Insured, 5.125%, 10/01/29 .....    1,000,000           1,002,020


78  |  Semiannual Report

Franklin Tax-Free Trust


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Lake Superior State University Revenue,
     AMBAC Insured, Pre-Refunded, 6.375%, 11/15/15 ...................................... $  1,500,000     $     1,623,435
     Refunding, AMBAC Insured, 5.25%, 11/15/31 ..........................................    3,320,000           3,363,857
  Lakeview Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 .............      100,000             112,297
  Lakewood Public Schools GO, MBIA Insured, Pre-Refunded, 5.75%, 5/01/22 ................      800,000             882,304
  Lansing Building Authority Revenue, Refunding, MBIA Insured, 5.60%, 6/01/19 ...........    1,470,000           1,564,859
  Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health Alliance,
    Refunding, Series A, AMBAC Insured, 5.20%, 7/01/19 ..................................    2,115,000           2,195,285
  Leslie Public Schools GO, Ingham and Jackson Counties, AMBAC Insured, Pre-Refunded,
    6.00%, 5/01/25 ......................................................................    3,500,000           3,803,800
  Lincoln Consolidated School District GO,
     FGIC Insured, Pre-Refunded, 5.85%, 5/01/21 .........................................      130,000             136,708
     FSA Insured, 5.00%, 5/01/28 ........................................................    1,000,000             990,140
     Refunding, FGIC Insured, 5.85%, 5/01/21 ............................................       10,000              10,437
  Lincoln Park School District GO,
     FGIC Insured, Pre-Refunded, 5.90%, 5/01/26 .........................................    6,050,000           6,753,615
     Refunding, FGIC Insured, 5.00%, 5/01/26 ............................................      900,000             902,160
  Livonia Municipal Building Authority GO, FGIC Insured, 5.25%, 5/01/30 .................    3,950,000           3,996,136
  Lowell Area Schools GO, FGIC Insured, 5.625%,
     5/01/25 ............................................................................    3,125,000           3,293,875
     5/01/30 ............................................................................    3,250,000           3,393,520
  Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Refunding,
    Series D, FSA Insured,
     5.875%, 4/01/11 ....................................................................    4,525,000           4,944,196
     6.10%, 4/01/19 .....................................................................    5,225,000           5,680,568
  Merrill Community School District GO, FGIC Insured, Pre-Refunded, 5.60%, 5/01/26 ......    4,000,000           4,470,920
  Michigan Higher Education Student Loan Authority Revenue, Series XVII-E, AMBAC Insured,
     5.40%, 6/01/19 .....................................................................    5,000,000           5,050,250
     5.50%, 6/01/25 .....................................................................    5,000,000           5,059,050
  Michigan Municipal Bond Authority Revenue,
     Clean Water State Revolving Fund, 5.00%, 10/01/24 ..................................   14,785,000          14,816,492
     Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10 .............    3,790,000           4,011,829
     Series B, AMBAC Insured, 6.75%, 11/01/14 ...........................................    1,010,000           1,085,710
     Series B, AMBAC Insured, 6.80%, 11/01/14 ...........................................    1,135,000           1,222,792
     Series B, AMBAC Insured, 6.80%, 11/01/23 ...........................................      280,000             301,658
     Series G, AMBAC Insured, Pre-Refunded, 6.75%, 11/01/14 .............................    5,480,000           5,943,498
     Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/14 .............................      515,000             558,852
     Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/23 .............................      545,000             591,407
  Michigan State Building Authority Revenue, Facilities Program, Refunding,
     Series I, FSA Insured, 4.75%, 10/15/18 .............................................    3,000,000           3,022,020
     Series I, FSA Insured, 5.00%, 10/15/24 .............................................    5,000,000           4,993,250
     Series III, FSA Insured, 5.00%, 10/15/26 ...........................................   14,000,000          13,923,280
  Michigan State Comprehensive Transportation Revenue, AMBAC Insured, 4.75%,
     5/15/19 ............................................................................    2,065,000           2,080,839
     5/15/20 ............................................................................    2,165,000           2,168,183
     5/15/21 ............................................................................    2,270,000           2,253,747
     5/15/22 ............................................................................    2,375,000           2,328,687
  Michigan State COP, AMBAC Insured, 5.50%, 6/01/27 .....................................   12,000,000          12,311,160

                                                       Semiannual Report  |  79

Franklin Tax-Free Trust


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Michigan State HDA,
     Rental Housing Revenue, Series A, AMBAC Insured, 6.00%, 4/01/16 .................... $    200,000     $       212,192
     SFMR, Refunding, Series E, 6.20%, 12/01/27 .........................................       40,000              41,146
     SFMR, Series A, AMBAC Insured, 5.95%, 6/01/17 ......................................    1,705,000           1,761,640
     SFMR, Series D, 5.95%, 12/01/16 ....................................................      250,000             262,100
  Michigan State Hospital Finance Authority Revenue,
     Ascension Health Credit, Refunding, Series A, MBIA Insured, Pre-Refunded,
      6.125%, 11/15/23 ..................................................................   15,175,000          17,907,410
     Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured,
      5.50%, 8/15/24 ....................................................................   15,000,000          15,490,200
     Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured,
      5.25%, 8/15/27 ....................................................................   10,000,000          10,126,900
     Mercy Health Services, Refunding, Series T, MBIA Insured, 5.75%, 8/15/15 ...........   10,525,000          11,429,729
     Mercy Health Services, Refunding, Series X, MBIA Insured, 6.00%, 8/15/34 ...........   11,000,000          11,906,730
     Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26 ...............    6,000,000           6,174,120
     Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26 ...............    1,750,000           1,800,785
     Mercy Health Services, Series U, ETM, 5.75%, 8/15/26 ...............................      300,000             325,674
     Mercy Health Services, Series W, FSA Insured, ETM, 5.25%, 8/15/27 ..................    8,605,000           8,857,643
     Mercy Mount Clemens Corp., Refunding, Series A, MBIA Insured, 5.75%, 5/15/29 .......    4,890,000           5,193,767
     MidMichigan Health, AMBAC Insured, 5.00%, 4/15/24 ..................................    7,065,000           7,010,741
     MidMichigan Health, AMBAC Insured, 5.00%, 4/15/32 ..................................    1,000,000             977,620
     MidMichigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 ....    7,500,000           7,668,750
     Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ........    7,500,000           7,563,000
     Sparrow Obligation Group, MBIA Insured, 5.90%, 11/15/26 ............................      100,000             107,499
     St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 .......    3,445,000           3,537,705
     St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.25%, 5/15/14 .......    9,545,000           9,806,247
     St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 5.125%, 5/15/17 ......   14,500,000          15,452,940
  Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co.
    Pollution Project, Refunding,
     Series AA, FGIC Insured, 6.95%, 5/01/11 ............................................    5,000,000           6,041,400
     Series BB, AMBAC Insured, 7.00%, 5/01/21 ...........................................    3,000,000           3,734,460
     Series BB, MBIA Insured, 6.05%, 10/01/23 ...........................................    1,285,000           1,314,748
     Series BB, MBIA Insured, 6.20%, 8/15/25 ............................................   10,250,000          11,196,690
     Series CC, MBIA Insured, 6.05%, 10/01/23 ...........................................    5,825,000           5,959,849
  Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
    Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 .....   12,350,000          12,393,966
  Michigan State Trunk Line Revenue,
     Refunding, Series A, MBIA Insured, 4.75%, 11/01/20 .................................    3,300,000           3,303,762
     Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 .................................    3,050,000           3,033,225
     Series A, FSA Insured, 5.00%, 11/01/25 .............................................   16,265,000          16,199,127
     Series A, FSA Insured, 5.25%, 11/01/30 .............................................   34,680,000          35,159,971
  Milan Area Schools GO, Series A, FGIC Insured, Pre-Refunded, 5.75%, 5/01/24 ...........    3,500,000           3,997,420
  Monroe County PCR, Detroit Edison Co.,
     Series 1-B, MBIA Insured, 6.55%, 9/01/24 ...........................................    4,000,000           4,080,000
     Series CC, MBIA Insured, 6.55%, 6/01/24 ............................................    1,150,000           1,184,879
  Muskegon Public Schools GO, Series 95, FGIC Insured, 5.25%,
     5/01/18 ............................................................................    1,900,000           1,956,335
     5/01/21 ............................................................................    2,000,000           2,037,560


80  |  Semiannual Report

Franklin Tax-Free Trust


----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Northview Public Schools District GO,
     MBIA Insured, 5.80%, 5/01/21 ....................................................... $    235,000     $       253,476
     Refunding, FGIC Insured, 5.00%, 5/01/21 ............................................    3,450,000           3,498,404
  Oakridge Public Schools GO, FSA Insured,
     5.00%, 5/01/23 .....................................................................      500,000             502,855
     5.125%, 5/01/28 ....................................................................      500,000             501,095
  Ovid Elsie Area Schools GO, School Building and Site, MBIA Insured, 5.00%, 5/01/32 ....    7,775,000           7,669,571
  Oxford Area Community School District GO, FSA Insured, 5.00%,
     5/01/26 ............................................................................    5,425,000           5,395,542
     5/01/31 ............................................................................    4,865,000           4,792,949
  Pontiac General Building Authority GO, FGIC Insured, 5.375%,
     6/01/23 ............................................................................    1,620,000           1,678,709
     6/01/27 ............................................................................    2,635,000           2,722,930
  Port Huron GO, Limited Tax, AMBAC Insured, 5.00%, 10/01/22 ............................    1,600,000           1,609,440
  Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
     6.10%, 10/01/14 ....................................................................      770,000             846,784
     6.20%, 10/01/20 ....................................................................      670,000             736,283
  Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    Pre-Refunded, 9.00%, 7/01/09 ........................................................    1,810,000           2,020,340
  Puerto Rico Commonwealth GO, Public Improvement, Refunding, FSA Insured, 5.00%,
    7/01/24 .............................................................................    8,500,000           8,592,650
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ...................................   20,000,000          20,055,200
     Series B, MBIA Insured, 5.875%, 7/01/35 ............................................    8,655,000           9,448,231
     Series B, MBIA Insured, Pre-Refunded, 5.875%, 7/01/35 ..............................   16,345,000          18,919,501
  Puerto Rico Electric Power Authority Revenue, Refunding, Series U, FSA Insured,
    6.00%, 7/01/14 ......................................................................    3,400,000           3,589,720
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ............    8,700,000           8,719,923
  Redford USD, GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ...........................   14,090,000          15,765,019
  River Rouge School District GO, Refunding, FGIC Insured, 5.00%, 5/01/22 ...............    6,575,000           6,617,803
  Rockford Public Schools GO, Refunding, FGIC Insured, 5.25%,
     5/01/22 ............................................................................    1,250,000           1,285,038
     5/01/27 ............................................................................    3,000,000           3,039,570
  Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
    MBIA Insured, 5.25%,
     11/15/31 ...........................................................................   12,750,000          12,833,385
     11/15/35 ...........................................................................   17,600,000          17,703,312
  Saginaw Hospital Finance Authority Revenue,
     Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.375%, 7/01/19 ........    4,850,000           5,082,170
     Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.50%, 7/01/24 .........    1,750,000           1,790,793
     St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.875%, 7/01/14 ....    5,325,000           5,336,875
     St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.75%, 7/01/17 .....    2,000,000           2,004,320
     St. Luke's Hospital Project, Refunding, Series C, MBIA Inusred, 6.00%, 7/01/21 .....    3,875,000           3,881,859
  Saginaw Valley State University Revenue,
     Refunding, AMBAC Insured, 5.25%, 7/01/19 ...........................................    2,540,000           2,643,149
     Series A, MBIA Insured, 5.125%, 7/01/30 ............................................    4,315,000           4,323,285
  Schoolcraft Community School District GO, FGIC Insured, Pre-Refunded,
     5.75%, 5/01/21 .....................................................................    3,575,000           4,014,618
     5.375%, 5/01/26 ....................................................................    1,000,000           1,109,870

                                                     Semiannual Report  |  81

Franklin Tax-Free Trust


---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  South Haven Public Schools GO, FSA Insured, 5.00%, 5/01/29 .................................. $  2,200,000     $     2,171,664
  South Macomb Disposal Authority Revenue, AMBAC Insured, 5.25%, 9/01/20 ......................    2,000,000           2,067,300
  South Redford School District GO, FGIC Insured, 5.50%, 5/01/22 ..............................    3,155,000           3,264,415
  St. Clair County Building Authority GO, MBIA Insured, 5.25%,
     4/01/18 ..................................................................................    2,065,000           2,130,254
     4/01/21 ..................................................................................    2,400,000           2,464,032
  St. Clair County EDC, PCR, Detroit Edison Co., Refunding, Series AA, AMBAC
Insured,
    6.40%, 8/01/24 ............................................................................   10,000,000          11,368,400
  Taylor Tax Increment Finance Authority Revenue, FSA Insured, 5.00%, 5/01/21 .................    2,595,000           2,626,114
  Tecumseh Public Schools GO, FGIC Insured, 5.50%,
     5/01/25 ..................................................................................    5,925,000           6,083,849
     5/01/30 ..................................................................................    4,500,000           4,602,780
  Thornapple Kellog School GO, School Building and Site, Refunding, FSA Insured, 5.00%,
     5/01/23 ..................................................................................    4,000,000           4,002,640
     5/01/28 ..................................................................................    6,250,000           6,179,688
  Three Rivers Community Schools GO, Building and Site, MBIA Insured, Pre-Refunded,
    6.00%, 5/01/23 ............................................................................    2,400,000           2,685,312
  Warren Consolidated School District GO, FSA Insured,
     4.875%, 5/01/22 ..........................................................................   11,850,000          11,798,927
     5.00%, 5/01/26 ...........................................................................   14,450,000          14,371,537
  Warren Water and Sewer Revenue, FSA Insured, 5.125%, 11/01/23 ...............................    2,450,000           2,476,681
  Wayland USD, GO, FGIC Insured, Pre-Refunded, 6.75%, 5/01/24 .................................    2,000,000           2,198,120
  Wayne Charter County Airport Hotel GO, Detroit Metropolitan Airport, Series A, MBIA Insured,
     5.25%, 12/01/25 ..........................................................................   17,000,000          17,172,210
     5.00%, 12/01/30 ..........................................................................   10,750,000          10,514,360
  Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County,
     Series A, MBIA Insured, 5.25%, 12/01/18 ..................................................    5,500,000           5,598,945
     sub. lien, Refunding, Series C, MBIA Insured, 5.25%, 12/01/21 ............................    1,000,000           1,008,530
  Wayne State University Revenue, FGIC Insured, 5.125%, 11/15/29 ..............................   17,900,000          17,935,979
  West Bloomfield School District GO, FGIC Insured, Pre-Refunded, 6.00%,
     5/01/19 ..................................................................................    2,100,000           2,429,553
     5/01/20 ..................................................................................    2,000,000           2,313,860
  West Branch Rose City Area School District GO, FGIC Insured, 5.50%, 5/01/24 .................    1,400,000           1,464,176
  West Ottawa Public School District GO, FGIC Insured,
     5.60%, 5/01/21 ...........................................................................      695,000             732,697
     5.60%, 5/01/26 ...........................................................................    3,575,000           3,709,706
     Pre-Refunded, 5.60%, 5/01/26 .............................................................    8,525,000           9,528,648
  Western School District GO, Refunding, MBIA Insured, Pre-Refunded, 5.50%, 5/01/20 ...........    1,660,000           1,790,509
  Western Townships Utilities Authority GO, Sewer Disposal System, FGIC Insured,
    4.75%, 1/01/23 ............................................................................    8,500,000           8,279,170
  Whitmore Lake Public School District GO, FGIC Insured, 5.00%, 5/01/32 .......................    3,000,000           2,954,850
  Willow Run Community Schools GO, FSA Insured, 5.00%, 5/01/31 ................................   12,550,000          12,364,135
  Wyoming Public Schools GO, FGIC Insured, 5.125%, 5/01/23 ....................................    5,750,000           5,836,365
  Ypsilanti Community Utilities GO, Sanitation Sewer System No. 3, FGIC Insured, 5.00%,
    5/01/32 ...................................................................................    6,065,000           5,973,722
  Ypsilanti School District GO,
     FGIC Insured, Pre-Refunded, 5.75%, 5/01/20 ...............................................    4,700,000           5,277,959
     Refunding, FGIC Insured, 5.375%, 5/01/26 .................................................    6,750,000           6,891,953

82  |  Semiannual Report

Franklin Tax-Free Trust


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)

  Ypsilanti Water and Sewer Disposal System Revenue, Series C, AMBAC Insured, 5.00%,
    9/01/27 ............................................................................. $  2,115,000     $     2,100,385
  Zeeland Public Schools GO, Series B, MBIA Insured, Pre-Refunded, 6.10%, 5/01/24 .......    4,000,000           4,212,920
                                                                                                           ----------------
  TOTAL LONG TERM INVESTMENTS (COST $1,301,891,827)                                                          1,368,234,308
                                                                                                           ----------------
  SHORT TERM INVESTMENTS .1%
a Detroit Sewage Disposal Revenue, senior lien, Series B, Daily VRDN and Put, .80%,
    7/01/33 .............................................................................      100,000             100,000
a Michigan State University Revenues, Series A, Daily VRDN and Put, .80%, 8/15/32 .......    1,700,000           1,700,000
                                                                                                           ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $1,800,000) ........................................                        1,800,000
                                                                                                           ----------------

  TOTAL INVESTMENTS (COST $1,303,691,827) 99.2% .........................................                    1,370,034,308
  OTHER ASSETS, LESS LIABILITIES .8% ....................................................                       10,539,086
                                                                                                           ----------------
  NET ASSETS 100.0% .....................................................................                  $ 1,380,573,394
                                                                                                           ----------------


See glossary of terms on page 107.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                Semiannual Report  |  See notes to financial statements.  |  83

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                                     -------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2003                  YEAR ENDED FEBRUARY 28,
CLASS A                                                  (UNAUDITED)    2003        2002        2001        2000        1999
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $12.23      $11.99      $11.89      $11.13      $12.14      $12.16
                                                     -------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ...........................          .27         .56         .58         .58         .59         .61

 Net realized and unrealized gains (losses) .......          (.25)        .25         .10         .76        (.99)        .01
                                                     -------------------------------------------------------------------------
Total from investment operations ...................          .02         .81         .68        1.34        (.40)        .62
                                                     -------------------------------------------------------------------------
Less distributions from:

 Net investment income .............................         (.27)       (.57)       (.58)       (.58)       (.59)       (.62)

 Net realized gains ................................           --          --          --          --        (.02)       (.02)
                                                     -------------------------------------------------------------------------
Total distributions ................................         (.27)       (.57)       (.58)       (.58)       (.61)       (.64)
                                                     -------------------------------------------------------------------------
Net asset value, end of period .....................       $11.98      $12.23      $11.99      $11.89      $11.13      $12.14
                                                     -------------------------------------------------------------------------

Total return b .....................................          .12%       6.89%       5.84%      12.31%      (3.30)%      5.18%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................     $512,693    $524,076    $485,818    $465,758    $451,142    $515,174

Ratios to average net assets:

 Expenses ..........................................          .66% c      .67%        .66%        .67%        .66%        .67%

 Net investment income .............................         4.36% c     4.64%       4.81%       5.04%       5.05%       5.01%

Portfolio turnover rate ............................         2.98%      13.28%       4.86%      24.68%      15.79%      16.25%


aBased on average weighted shares outstanding beginning with year ended February 29, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized




84  |  Semiannual Report

Franklin Tax-Free Trust

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                     ------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2003                YEAR ENDED FEBRUARY 28,
CLASS C                                                  (UNAUDITED)    2003        2002        2001        2000        1999
                                                     ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $12.30      $12.05      $11.95      $11.18      $12.19      $12.21
                                                     ------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ...........................          .23         .50         .51         .52         .52         .54

 Net realized and unrealized gains (losses) ........         (.25)        .25         .10         .76        (.98)        .01
                                                     ------------------------------------------------------------------------
Total from investment operations ...................         (.02)        .75         .61        1.28        (.46)        .55
                                                     ------------------------------------------------------------------------

 Net investment income .............................         (.23)       (.50)       (.51)       (.51)       (.53)       (.55)

 Net realized gains ................................           --          --          --          --        (.02)       (.02)
                                                     ------------------------------------------------------------------------
Total distributions ................................         (.23)       (.50)       (.51)       (.51)       (.55)       (.57)
                                                     ------------------------------------------------------------------------
Net asset value, end of period .....................       $12.05      $12.30      $12.05      $11.95      $11.18      $12.19
                                                     ------------------------------------------------------------------------

Total return b .....................................         (.17)%      6.38%       5.22%      11.74%      (3.84)%      4.58%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................      $57,784     $54,704     $39,170     $24,738     $21,828     $20,896

Ratios to average net assets:

 Expenses ..........................................         1.29% c     1.17%       1.22%       1.23%       1.22%       1.23%

 Net investment income .............................         3.73% c     4.14%       4.26%       4.49%       4.50%       4.44%

Portfolio turnover rate ............................         2.98%      13.28%       4.86%      24.68%      15.79%      16.25%


aBased on average weighted shares outstanding beginning with year ended February 29, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized


               Semiannual Report  |  See notes to financial statements.  |  85

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)



-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.8%
  BONDS 95.6%
  Albany ISD No. 745, GO, Series A, FSA Insured, 6.00%, 2/01/16 .............................. $  2,295,000   $    2,338,077
  Anoka-Hennepin ISD No. 11, GO, Series A, FSA Insured, 5.00%, 2/01/20 .......................    6,130,000        6,243,650
  Anoka-Hennepin ISD No. 11, GO, Series A,
     5.25%, 2/01/11 ..........................................................................      230,000          250,440
     5.50%, 2/01/14 ..........................................................................      145,000          156,842
  Becker GO, Tax Increment, Refunding, Series D, MBIA Insured, 6.25%, 8/01/15 ................    4,870,000        5,032,414
  Bemidji Lease Revenue, Minnesota State Bureau of Criminal Apprehension, MBIA Insured,
    5.70%, 12/01/17 ..........................................................................      120,000          130,558
  Big Lake ISD No. 727, GO, MBIA Insured, 5.70%, 2/01/21 .....................................    3,085,000        3,401,274
  Bloomington Port Authority Lease Revenue, City Hall Lease Obligation, 5.00%, 2/01/18 .......    1,045,000        1,076,235
  Brainerd Health Care Facilities Revenue, Benedictine Health St. Joseph, Refunding, Series D,
    MBIA Insured, 5.875%, 2/15/13 ............................................................    3,500,000        3,575,670
  Brooklyn Center ISD No. 286, GO, FSA Insured, 5.00%, 2/01/22 ...............................    1,000,000        1,007,460
  Buffalo GO, AMBAC Insured, 5.55%, 6/01/17 ..................................................    1,000,000        1,072,590
  Buffalo ISD No. 877, GO, Refunding, MBIA Insured, 5.00%, 2/01/22 ...........................    4,255,000        4,317,166
  Burnsville ISD No. 191, GO, Series A, FSA Insured, 6.20%, 2/01/17 ..........................    2,105,000        2,236,226
  Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
     5.90%, 9/20/19 ..........................................................................      400,000          423,052
     5.95%, 9/20/29 ..........................................................................    1,275,000        1,333,765
     6.00%, 9/20/34 ..........................................................................    1,000,000        1,046,670
  Cass Lake ISD No. 115, GO, Refunding, FGIC Insured, 5.00%, 2/01/22 .........................    3,805,000        3,836,087
  Centennial ISD No. 012, GO, Series A, FSA Insured, 5.00%, 2/01/21 ..........................    1,000,000        1,012,280
  Champlin EDA, Housing Development, MBIA Insured, 5.625%, 2/01/26 ...........................      250,000          261,275
  Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 1/01/25 ..................    2,975,000        3,117,443
  Columbia Heights ISD No. 013, GO, FSA Insured, 5.50%, 2/01/23 ..............................    4,500,000        4,686,705
  Dakota County Housing and RDA,
     Governmental Housing Revenue, Eagan Senior Housing Facility, MBIA Insured, 5.40%,
      1/01/27 ................................................................................    1,015,000        1,019,161
     MFHR, Dakota Station Project, GNMA Secured, 5.65%, 1/20/24 ..............................    1,419,000        1,459,754
     SFMR, GNMA Secured, 5.75%, 4/01/18 ......................................................    1,712,000        1,764,918
     SFMR, GNMA Secured, 5.85%, 10/01/30 .....................................................    2,872,000        2,945,494
  Deer River ISD No. 317, GO, FSA Insured, 6.00%, 2/01/25 ....................................    1,325,000        1,440,659
  Duluth EDA, Health Care Facilities Revenue, The Duluth Clinic Ltd., AMBAC Insured,
    Pre-Refunded, 6.30%, 11/01/22 ............................................................    2,125,000        2,251,799
  Eagan GO, Recreational Facilities, Series A, MBIA Insured, 5.00%, 2/01/21 ..................    3,075,000        3,112,761
  Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
     5.95%, 9/20/29 ..........................................................................    1,700,000        1,777,979
     6.00%, 9/20/34 ..........................................................................    1,480,000        1,545,120
  Eden Prairie ISD No. 272, GO, Series A, FSA Insured, 5.75%, 2/01/15 ........................    1,980,000        2,015,165
  Eden Prairie MFHR,
     Lincoln Park Project, Series A-1, GNMA Secured, 6.40%, 12/20/20 .........................    1,480,000        1,597,601
     Lincoln Park Project, Series A-1, GNMA Secured, 6.55%, 12/20/30 .........................    3,306,000        3,509,253
     Lincoln Park Project, Series A-1, GNMA Secured, 6.65%, 6/20/34 ..........................    7,890,000        8,377,602
     Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ........................    2,000,000        2,069,280
     Parkway Apartments Project, Series A, GNMA Secured, 5.80%, 2/20/32 ......................    7,380,000        7,570,699

86  |  Semiannual Report

Franklin Tax-Free Trust


-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Eveleth EDA, GO, Housing Development, MBIA Insured, 5.80%, 7/01/25 ......................... $  1,000,000   $    1,061,020
  Faribault ISD No. 656, GO, FSA Insured, 5.75%, 6/01/15 .....................................    1,500,000        1,548,285
  Farmington ISD No.192, GO, MBIA Insured, 5.25%, 2/01/24 ....................................    5,915,000        6,071,629
  Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B, MBIA Insured, 6.10%,
    1/01/26 ..................................................................................    2,180,000        2,222,728
  Hibbing Health Care Facilities Revenue, The Duluth Clinic, Ltd., FSA Insured, Pre-Refunded,
    5.00%, 11/01/25 ..........................................................................    8,000,000        8,710,880
  Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
     5.60%, 11/20/17 .........................................................................      750,000          778,575
     5.70%, 11/20/32 .........................................................................    3,000,000        3,073,680
  Hopkins ISD No. 270, GO, FGIC Insured, 5.125%, 2/01/22 .....................................    3,880,000        3,955,466
  Hubbard County Housing and RDA, GO, Heritage Center Project, MBIA Insured, 5.50%,
    8/01/27 ..................................................................................    1,085,000        1,129,159
  Kenyon Wanamingo ISD No. 2172, GO, MBIA Insured, 6.00%, 2/01/22 ............................    4,030,000        4,264,264
  Lake Superior ISD No. 381, GO, Building, Series A, FSA Insured, 5.00%, 4/01/23 .............    4,195,000        4,217,024
  Lakeview ISD No. 2167, GO, MBIA Insured, 5.25%, 2/01/26 ....................................    3,705,000        3,791,512
  Lakeville ISD No. 194, GO, Series A, FGIC Insured, 5.00%, 2/01/23 ..........................   10,180,000       10,232,631
  Mahtomedi ISD No. 832, GO, FSA Insured, 5.00%, 2/01/18 .....................................    3,240,000        3,352,234
  Maple Grove HDA, Municipal Facility Lease Revenue, AMBAC Insured, 5.55%, 2/01/17 ...........      280,000          299,471
  Medford ISD No. 763, GO, Series A, FSA Insured, 5.125%, 2/01/29 ............................    2,700,000        2,728,890
  Metropolitan Council Revenue, Metropolitan Radio Board, Series C, 5.40%, 2/01/13 ...........      165,000          173,629
  Minneapolis and St. Paul Housing RDA, Health Care System Revenue, Children's Health Care,
    Series A, FSA Insured,
     5.70%, 8/15/16 ..........................................................................    1,005,000        1,066,797
     5.50%, 8/15/25 ..........................................................................    9,000,000        9,191,430
  Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
     Series A, AMBAC Insured, 5.20%, 1/01/24 .................................................    5,000,000        5,056,000
     Series A, FGIC Insured, 5.125%, 1/01/31 .................................................    7,000,000        7,014,280
     Series A, FGIC Insured, 5.25%, 1/01/32 ..................................................    7,000,000        7,063,000
     Series C, FGIC Insured, 5.25%, 1/01/26 ..................................................    2,000,000        2,027,760
  Minneapolis and St. Paul Metropolitan Apartments Community Apartment Revenue, Series C,
    FGIC Insured, 5.25%, 1/01/32 .............................................................   21,000,000       21,189,000
  Minneapolis CDA, St. Paul Housing and RDA, Health Care Facilities Revenue, Carondelet
    Community Hospitals Inc., Series B, MBIA Insured, Pre-Refunded, 8.875%, 11/01/15 .........      810,000        1,042,340
  Minneapolis GO,
     Sports Arena Project, Refunding, 5.125%, 10/01/20 .......................................    8,340,000        8,570,101
     Sports Arena Project, Refunding, 5.20%, 10/01/24 ........................................    3,750,000        3,820,050
     Various Purpose, 5.125%, 12/01/28 .......................................................    3,000,000        3,012,780
  Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 .................    5,000,000        4,975,050
  Minneapolis Revenue, University Gateway Project, Series A, 5.25%, 12/01/24 .................    3,000,000        3,057,930
  Minneapolis Special School District No. 001 COP, Series A,
     FSA Insured, 5.00%, 2/01/21 .............................................................    1,950,000        1,973,946
     MBIA Insured, Pre-Refunded, 5.90%, 2/01/17 ..............................................    5,000,000        5,484,700

                                                       Semiannual Report  |  87

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Minnesota Agriculture and Economic Development Board Revenue,
     Benedictine Health, Refunding, Series A, MBIA Insured, 5.125%, 2/15/29 .................. $ 14,625,000   $   14,719,039
     Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%,
      12/01/22 ...............................................................................    4,870,000        5,010,889
     Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, Pre-Refunded,
      5.15%, 12/01/22 ........................................................................      310,000          350,722
     Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%,
      11/15/26 ...............................................................................   18,000,000       18,681,120
  Minnesota Agriculture and EDR, Benedictine Health, Series A, 5.25%, 2/15/14 ................      435,000          467,708
  Minnesota Public Facilities Authority Water PCR, Series B, 5.375%, 3/01/13 .................      230,000          244,729
  Minnesota State GO,
     5.25%, 8/01/12 ..........................................................................      170,000          183,957
     Refunding and Various Purpose, 5.00%, 11/01/10 ..........................................      230,000          249,647
  Minnesota State HFA,
     Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15 .......................    5,760,000        5,967,130
     Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 .......................    2,125,000        2,188,112
     Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 .......................    2,415,000        2,476,172
     SFHR, Series D, 5.45%, 1/01/26 ..........................................................    4,425,000        4,481,861
     SFMR, Series E, AMBAC Insured, 5.40%, 1/01/25 ...........................................    7,735,000        7,811,267
     SFMR, Series F, MBIA Insured, 6.30%, 7/01/25 ............................................      810,000          826,540
     SFMR, Series G, AMBAC Insured, 6.25%, 7/01/26 ...........................................    1,255,000        1,289,701
     SFMR, Series I, MBIA Insured, 6.25%, 1/01/15 ............................................    1,180,000        1,195,954
     SFM, Series B, 5.00%, 7/01/13 ...........................................................      105,000          109,294
     SFM, Series C, 5.30%, 7/01/04 ...........................................................       50,000           50,818
  Minnesota State Higher Education Facilities Authority Revenue,
     Bethel, Refunding, 5.10%, 4/01/28 .......................................................    7,700,000        7,691,453
     Carleton College, Series 4N, 5.30%, 11/01/12 ............................................      115,000          121,890
     Carleton College, Series 4N, 5.40%, 11/01/14 ............................................      230,000          243,565
     St. Johns University, Series 5-I, MBIA Insured, 5.25%, 10/01/21 .........................    1,750,000        1,815,187
     St. Johns University, Series 5-I, MBIA Insured, 5.25%, 10/01/26 .........................    1,500,000        1,535,610
     University of St. Thomas, Series 4-A1, MBIA Insured, 5.625%, 10/01/16 ...................    1,000,000        1,080,510
  Minnetonka MFHR,
     Brier Creek Project, Refunding, Series  A, GNMA Secured, 6.45%, 6/20/24 .................    2,720,000        2,812,670
     Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.90%, 10/20/19 .................    1,750,000        1,846,845
     Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.95%, 10/20/29 .................    5,955,000        6,239,530
  Moorhead EDA, GO, Tax Increment, Series A, MBIA Insured, 5.25%, 2/01/28 ....................    1,890,000        1,967,509
  New Hope MFR, North Ridge, Refunding, Series A, GNMA Secured,
     6.05%, 1/01/17 ..........................................................................      450,000          469,246
     6.20%, 1/01/31 ..........................................................................    5,470,000        5,670,366
  Nobles County Housing and RDA, Public Project Revenue, Annual Appropriate Lease Obligation,
    AMBAC Insured, 5.625%, 2/01/22 ...........................................................    1,230,000        1,293,652

88  |  Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  North St. Paul Maplewood ISD No. 622, GO,
     Refunding, Series A, 5.125%, 2/01/25 .................................................. $  2,275,000   $    2,307,874
     Series A, MBIA Insured, Pre-Refunded, 7.10%, 2/01/19 ..................................    2,000,000        2,161,620
  Northeast Metropolitan ISD No. 916, GO, FSA Insured, 5.80%, 1/01/16 ......................    5,320,000        5,578,552
  Northern Municipal Power Agency Electric System Revenue, Refunding, FSA Insured,
    5.00%, 1/01/12 .........................................................................    1,030,000        1,103,594
  Northern Municipal Power Agency Minnesota Electric System Revenue, Refunding, FSA Insured,
    5.40%, 1/01/16 .........................................................................      230,000          248,786
  Osseo ISD No. 279, GO, Series A, FSA Insured, 5.00%, 2/01/20 .............................    3,000,000        3,051,360
  Park Rapids ISD No. 309, GO, MBIA Insured,
     4.75%, 2/01/21 ........................................................................    2,500,000        2,503,450
     5.00%, 2/01/25 ........................................................................    3,000,000        3,028,140
  Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
     6.25%, 6/01/16 ........................................................................    1,600,000        1,681,536
     6.125%, 6/01/24 .......................................................................    1,815,000        1,903,046
  Princeton ISD No. 477, GO, Mille Lacs County, FSA Insured, 5.125%, 2/01/24 ...............    1,190,000        1,218,120
  Prior Lake ISD No. 719, GO,
     FGIC Insured, 5.125%, 2/01/19 .........................................................    1,140,000        1,181,291
     FSA Insured, 5.50%, 2/01/20 ...........................................................    2,255,000        2,388,248
     FSA Insured, 5.50%, 2/01/21 ...........................................................    2,590,000        2,735,636
     Series C, MBIA Insured, 5.00%, 2/01/21 ................................................    2,000,000        2,025,740
     Series C, MBIA Insured, 5.00%, 2/01/23 ................................................    6,025,000        6,054,824
  Puerto Rico Commonwealth GO, Public Improvement, Refunding, FSA Insured, 5.125%,
    7/01/30 ................................................................................    1,000,000        1,011,170
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ......    3,675,000        3,695,837
  Puerto Rico PBA Revenue, Government Facilities, Refunding, Series F, XLCA Insured, 5.25%,
    7/01/25 ................................................................................    2,500,000        2,650,950
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ...............    1,300,000        1,302,977
  Puerto Rico Public Finance Corp. Commonwealth Revenue, Series E, AMBAC Insured, 5.50%,
    8/01/27 ................................................................................    1,000,000        1,095,850
  Robbinsdale GO, Housing Development, Senior Housing Project, Series B, FGIC Insured,
    5.875%, 1/01/31 ........................................................................    2,160,000        2,234,023
  Robbinsdale ISD No. 281, GO, 5.00%, 2/01/10 ..............................................      230,000          247,446
  Rochester Electric Utility Revenue, AMBAC Insured, 5.25%, 12/01/24 .......................    3,000,000        3,083,370
  Rochester Health Care Facilities Revenue, Mayo Foundation, Series B, 5.50%, 11/15/27 .....    4,000,000        4,089,480
  Roseville ISD No. 623, GO, Series A, FSA Insured,
     5.80%, 2/01/19 ........................................................................    1,200,000        1,221,552
     5.85%, 2/01/24 ........................................................................    2,470,000        2,515,275
     6.00%, 2/01/25 ........................................................................    4,260,000        4,517,474
  Rush City ISD No. 139, GO, School Building, MBIA Insured,
     5.00%, 2/01/21 ........................................................................    1,680,000        1,701,622
     5.125%, 2/01/26 .......................................................................    4,245,000        4,291,695

                                                        Semiannual Report  |  89

Franklin Tax-Free Trust


---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Sauk Rapids ISD No. 47, GO, Series A, MBIA Insured, 5.75%,
     2/01/23 ................................................................................... $  2,740,000   $    2,923,388
     2/01/26 ...................................................................................    5,000,000        5,305,750
  Scott County GO, MBIA Insured, 5.00%, 2/01/33 ................................................    5,555,000        5,495,617
  Scott County Housing and Redevelopment Authority Facilities Lease Revenue, AMBAC Insured,
    5.70%, 2/01/29 .............................................................................    1,380,000        1,445,343
  Scott County Housing and Redevelopment Authority GO, Savage City, Hamilton Apartments
    Project, AMBAC Insured, 5.70%, 2/01/33 .....................................................    2,285,000        2,334,196
  Scott County Housing and Redevelopment Authority Housing Development Revenue GO,
    River City Center Project, Series A, FSA Insured, 5.375%, 2/01/27 ..........................    1,520,000        1,551,266
  Scott County Housing and Redevelopment Authority MFR, Highview Commons, Series A,
    GNMA Secured,
     6.20%, 1/20/41 ............................................................................    2,829,000        3,039,251
     6.50%, 7/20/41 ............................................................................    1,300,000        1,417,975
  Scott County Housing and Redevelopment Authority Special Benefits Tax Revenue, River City
    Centre Project, Series B, AMBAC Insured, 5.50%, 2/01/27 ....................................      675,000          693,542
  Scott County Housing and Redevelopment Authority Tax Increment Development Revenue, River
    City Centre Project, Series E, FSA Insured, 5.375%, 2/01/25 ................................    1,170,000        1,195,459
  Shakopee Public Utilities Commission Public Utilities Revenue, MBIA Insured, 6.00%,
    2/01/28 ....................................................................................    2,530,000        2,752,008
  South Washington County ISD No. 833, GO, Series B, FSA Insured, 5.00%, 2/01/23 ...............    4,000,000        4,018,920
  Southeastern Multi-County Housing and RDAR, Housing Development, Goodhue County
    Apartments B, MBIA Insured, 5.75%, 1/01/31 .................................................    2,415,000        2,490,855
  Southern Minnesota Municipal Power Agency Power Supply System Revenue, Refunding, Series A,
    MBIA Insured, ETM, 5.75%, 1/01/18 ..........................................................    1,000,000        1,023,920
  St. Clair ISD No. 75, GO, MBIA Insured, 5.70%, 4/01/22 .......................................    2,250,000        2,528,955
  St. Cloud GO, Water and Sewer, Refunding, Series B, FGIC Insured, 5.00%, 8/01/13 .............      230,000          242,984
  St. Cloud Health Care Revenue, St. Cloud Hospital Obligation, Group A, FSA Insured, 5.875%,
    5/01/30 ....................................................................................   17,785,000       19,065,520
  St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding, Series A, AMBAC Insured,
    5.00%,
     7/01/12 ...................................................................................      205,000          214,600
     7/01/15 ...................................................................................    1,165,000        1,212,206
  St. Cloud Housing and RDA, Sales Tax Revenue, Paramount Theater Project,
Refunding, Series A,
    FGIC Insured, 5.00%, 3/01/22 ...............................................................    1,000,000        1,009,600
  St. Francis ISD No.15, GO, Series A, FSA Insured,
     6.35%, 2/01/13 ............................................................................    1,500,000        1,649,655
     6.375%, 2/01/16 ...........................................................................    5,465,000        6,013,467
  St. Louis Park Health Care Facilities Revenue, Health System of Minnesota Obligated Group,
    Refunding, Series A, AMBAC Insured, 5.20%, 7/01/23 .........................................    6,900,000        6,947,196
  St. Michael ISD No. 885, GO, FSA Insured, 5.00%, 2/01/23 .....................................    3,300,000        3,315,609
  St. Paul Housing and RDA, Parking Revenue, Refunding, Series A, FSA Insured, 5.75%,
    8/01/13 ....................................................................................    5,105,000        5,223,283


90  |  Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  St. Paul ISD No. 625,
     COP, Series C, MBIA Insured, Pre-Refunded, 6.10%, 2/01/14 ................................ $  1,075,000   $    1,097,274
     COP, Series C, MBIA Insured, Pre-Refunded, 6.10%, 2/01/15 ................................      500,000          510,360
     GO, Series A, FSA Insured, 5.75%, 2/01/16 ................................................    3,500,000        3,678,290
     GO, Series C, FSA Insured, 6.00%, 2/01/20 ................................................    1,600,000        1,757,440
  St. Paul Port Authority IDR, Series K, FGIC Insured, 9.50%, 12/01/14 ........................      190,000          143,841
  St. Peter GO, Hospital, Series A, MBIA Insured, 5.00%, 9/01/32 ..............................    6,805,000        6,816,909
  Stillwater ISD No. 834, GO, MBIA Insured, 5.75%, 2/01/15 ....................................    2,990,000        3,157,769
  Todd Morrisson and Stearns Counties ISD No. 2753, GO, MBIA Insured, 5.00%, 4/01/17 ..........    1,500,000        1,576,590
  Upsala ISD No. 487, GO, School Building, FGIC Insured, 5.00%, 2/01/22 .......................    1,140,000        1,149,314
  Virginia Governmental Housing Project GO, Refunding, MBIA Insured, 5.90%, 2/01/26 ...........    2,915,000        3,164,874
  Walker-Hakensack-Akeley ISD No. 113, GO, Series A, FSA Insured, 6.00%,
     2/01/23 ..................................................................................    1,160,000        1,326,576
     2/01/25 ..................................................................................    1,300,000        1,489,891
  Washington County Housing and RDAR, Government Housing, Landfall Terrace Project, Refunding,
     5.35%, 2/01/22 ...........................................................................    1,000,000        1,021,170
     5.40%, 8/01/27 ...........................................................................    2,015,000        2,056,005
  Western Minnesota Municipal Power Agency Power Supply Revenue, Refunding, Series A,
     AMBAC Insured, 5.50%, 1/01/12 ............................................................    2,745,000        2,977,035
     AMBAC Insured, 5.50%, 1/01/13 ............................................................    4,500,000        4,880,385
     MBIA Insured, 5.00%, 1/01/30 .............................................................    4,000,000        4,005,640
  Western Minnesota Municipal Power Agency Revenue, MBIA Insured, 5.00%, 1/01/26 ..............    4,315,000        4,333,857
  Willmar GO, Rice Memorial Hospital Project, FSA Insured, 5.00%,
     2/01/22 ..................................................................................    2,550,000        2,576,597
     2/01/25 ..................................................................................    3,000,000        3,006,570
     2/01/32 ..................................................................................    1,500,000        1,490,925
  Willmar Rice Memorial Hospital Project GO, FSA Insured, 5.00%, 2/01/19 ......................    2,000,000        2,057,380
  Worthington ISD No. 518, GO, Series A, FSA Insured, 5.00%, 2/01/24 ..........................    5,000,000        5,054,050
                                                                                                               ---------------
  TOTAL BONDS                                                                                                     545,531,903
                                                                                                               ---------------
  ZERO COUPON BONDS 3.2%
  Southern Minnesota Municipal Power Agency Power Supply System Revenue,
     Capital Appreciation, Refunding, Series A, MBIA Insured, 1/01/27 .........................    3,900,000        1,115,205
     Capital Appreciation, Series A, MBIA Insured, 1/01/19 ....................................    5,875,000        2,743,919
     Capital Appreciation, Series A, MBIA Insured, 1/01/20 ....................................   14,035,000        6,138,909
     Series A, AMBAC Insured, 1/01/18 .........................................................   15,985,000        7,956,534
                                                                                                               ---------------
  TOTAL ZERO COUPON BONDS .....................................................................                    17,954,567
                                                                                                               ---------------
  TOTAL LONG TERM INVESTMENTS (COST $544,523,207) .............................................                   563,486,470
                                                                                                               ---------------

                                                       Semiannual Report  |  91

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $1,100,000) .2%
a Beltrami County Environmental Control Revenue, Northwood Panelboard, Refunding, Daily VRDN
    and Put, .85%, 12/01/21 ................................................................ $  1,100,000   $    1,100,000
                                                                                                            ---------------

  TOTAL INVESTMENTS (COST $545,623,207) 99.0% ..............................................                   564,586,470
  OTHER ASSETS, LESS LIABILITIES 1.0% ......................................................                     5,890,294
                                                                                                            ---------------
  NET ASSETS 100.0% ........................................................................                $  570,476,764
                                                                                                            ---------------

See glossary of terms on page 107.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



92  |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 2003                 YEAR ENDED FEBRUARY 28,
CLASS A                                                 (UNAUDITED)     2003       2002         2001        2000        1999
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $12.60      $12.37      $12.21      $11.52      $12.49      $12.45
                                                     -------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ...........................          .28         .57         .60         .61         .61         .62

 Net realized and unrealized gains (losses) ........         (.29)        .24         .16         .68        (.95)        .07
                                                     -------------------------------------------------------------------------
Total from investment operations ...................         (.01)        .81         .76        1.29        (.34)        .69
                                                     -------------------------------------------------------------------------
Less distributions from:

 Net investment income .............................         (.28)       (.58)       (.60)       (.60)       (.61)       (.62)

 Net realized gains ................................           --          --          --          --        (.02)       (.03)
                                                     -------------------------------------------------------------------------
Total distributions ................................         (.28)       (.58)       (.60)       (.60)       (.63)       (.65)
                                                     -------------------------------------------------------------------------
Net asset value, end of period .....................       $12.31      $12.60      $12.37      $12.21      $11.52      $12.49
                                                     -------------------------------------------------------------------------

Total return b .....................................         (.13)%      6.77%       6.41%      11.48%      (2.80)%      5.63%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................     $817,015    $822,031    $752,423    $698,853    $689,084    $776,592

Ratios to average net assets:

 Expenses ..........................................          .64% c      .65%        .65%        .66%        .64%        .65%

 Net investment income .............................         4.32% c     4.64%       4.86%       5.10%       5.07%       4.98%

Portfolio turnover rate ............................         3.80%      13.40%       9.62%      16.45%       9.61%       6.56%


aBased on average weighted shares outstanding beginning with year ended February 29, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized


                                                      Semiannual Report  |  93

Franklin Tax-Free Trust

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                                ----------------------------------------------------------------
                                                                 SIX MONTHS ENDED
                                                                  AUGUST 31, 2003           YEAR ENDED FEBRUARY 28,
CLASS B                                                             (UNAUDITED)     2003        2002        2001       2000 D
                                                                ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................         $12.64      $12.40      $12.23      $11.52      $11.43
                                                                ----------------------------------------------------------------
Income from investment operations:

 Net investment income a .....................................            .24         .51         .53         .55         .05

 Net realized and unrealized gains (losses) ..................           (.29)        .25         .17         .70         .09
                                                                ----------------------------------------------------------------
Total from investment operations .............................           (.05)        .76         .70        1.25         .14
                                                                ----------------------------------------------------------------
Less distributions from net investment income ................           (.24)       (.52)       (.53)       (.54)       (.05)
                                                                ----------------------------------------------------------------
Net asset value, end of period ...............................         $12.35      $12.64      $12.40      $12.23      $11.52
                                                                ----------------------------------------------------------------

Total return b ...............................................           (.40)%      6.24%       5.89%      11.04%       1.19%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............................        $53,898     $44,222     $16,629      $3,649         $76

Ratios to average net assets:

 Expenses ....................................................           1.19% c     1.20%       1.20%       1.22%       1.20% c

 Net investment income .......................................           3.77% c     4.09%       4.31%       4.53%       5.02% c

Portfolio turnover rate ......................................           3.80%      13.40%       9.62%      16.45%       9.61%


aBased on average weighted shares outstanding.
bTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period February 1, 2000 (effective date) to February 29, 2000.



94  |  Semiannual Report

Franklin Tax-Free Trust

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                     --------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2003                   YEAR ENDED FEBRUARY 28,
CLASS C                                                  (UNAUDITED)    2003        2002        2001        2000        1999
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $12.69      $12.45      $12.28      $11.58      $12.56      $12.51
                                                     --------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ..........................           .24         .51         .53         .54         .54         .55

 Net realized and unrealized gains (losses) .......          (.29)        .25         .17         .69        (.96)        .08
                                                     --------------------------------------------------------------------------
Total from investment operations ..................          (.05)        .76         .70        1.23        (.42)        .63
                                                     --------------------------------------------------------------------------
Less distributions from:

 Net investment income ............................          (.24)       (.52)       (.53)       (.53)       (.54)       (.55)

 Net realized gains ...............................            --          --          --          --        (.02)       (.03)
                                                     --------------------------------------------------------------------------
Total distributions ...............................          (.24)       (.52)       (.53)       (.53)       (.56)       (.58)
                                                     --------------------------------------------------------------------------
Net asset value, end of period ....................        $12.40      $12.69      $12.45      $12.28      $11.58      $12.56
                                                     --------------------------------------------------------------------------

Total return b ....................................          (.41)%      6.23%       5.87%      10.90%      (3.41)%      5.10%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................      $100,331     $91,189     $59,305     $42,072     $40,181     $42,258

Ratios to average net assets:

 Expenses .........................................          1.23% c     1.17%       1.20%       1.22%       1.20%       1.21%

 Net investment income ............................          3.73% c     4.12%       4.31%       4.55%       4.52%       4.42%

Portfolio turnover rate ...........................          3.80%      13.40%       9.62%      16.45%       9.61%       6.56%


aBased on average weighted shares outstanding beginning with year ended February 29, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized

               Semiannual Report  |  See notes to financial statements.  |  95

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)



-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.6%
  BONDS 98.5%
  Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement Childrens
    Hospital Center, FSA Insured, 5.00%, 11/15/22 .............................................. $  5,000,000   $    5,036,300
  Akron GO, Limited Tax, FGIC Insured, 7.50%, 9/01/05 ..........................................      500,000          558,230
  Akron Sewer System Revenue, Refunding, MBIA Insured, 5.55%, 12/01/16 .........................    3,660,000        3,940,393
  Akron Waterworks System First Mortgage Revenue, FGIC Insured, 6.00%, 3/01/14 .................    1,000,000        1,044,360
  Anthony Wayne Local School District GO,
     Refunding, FSA Insured, 5.00%, 12/01/24 ...................................................    3,200,000        3,211,520
     School Facilities Construction and Improvement, FSA Insured, 5.65%, 12/01/21 ..............    2,490,000        2,681,556
     School Facilities Construction and Improvement, FSA Insured, 5.70%, 12/01/25 ..............    2,335,000        2,445,702
     School Facilities Construction and Improvement, FSA Insured, 5.125%, 12/01/30 .............    2,535,000        2,547,498
  Archbold Area Local School District GO, AMBAC Insured, 6.00%, 12/01/21 .......................    2,000,000        2,232,800
  Athens City School District GO, School Facilities Construction and Improvement, FSA Insured,
    6.00%, 12/01/24 ............................................................................    2,345,000        2,610,970
  Aurora City School District COP, MBIA Insured,
     6.10%, 12/01/19 ...........................................................................    1,825,000        2,061,903
     6.15%, 12/01/24 ...........................................................................    1,670,000        1,876,562
  Aurora City School District GO, Refunding and Improvement, FGIC Insured, 5.80%,
    12/01/16 ...................................................................................    1,075,000        1,182,124
  Avon Lake City School District GO, FGIC Insured, 5.50%, 12/01/26 .............................    4,000,000        4,233,080
  Avon Lake Water System Revenue, Series A, AMBAC Insured, 5.75%, 10/01/26 .....................    2,020,000        2,155,098
  Avon Local School District GO, AMBAC Insured, 6.00%, 12/01/20 ................................    2,500,000        2,760,775
  Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 ..........................    8,125,000        8,737,787
  Bluffton Exempted Village School District GO, Improvement, AMBAC Insured, 5.50%,
    12/01/28 ...................................................................................    1,190,000        1,289,056
  Bowling Green MFHR, Village Apartments, Refunding, Series A, GNMA Secured, 5.40%,
    9/20/36 ....................................................................................    2,940,000        2,946,439
  Brookville Local School District GO, FSA Insured,
     5.25%, 12/01/22 ...........................................................................    1,075,000        1,113,700
     5.00%, 12/01/31 ...........................................................................    3,000,000        2,977,320
  Buckeye Local School District GO, Construction and Improvement Bonds, FGIC Insured,
    5.50%, 12/01/25 ............................................................................      750,000          774,322
  Butler County GO,
     AMBAC Insured, 5.75%, 12/01/16 ............................................................    1,000,000        1,093,050
     Judgment Bonds, FSA Insured, 4.75%, 12/01/26 ..............................................    9,660,000        9,265,486
  Cardington and Lincoln Local School District GO , Facilities and Construction, FSA Insured,
    4.75%, 12/01/25 ............................................................................    1,000,000          969,210
  Central Local School District GO, Classroom Facilities, FSA Insured, 5.75%, 12/01/22 .........    1,555,000        1,694,188
  Cincinnati City School District GO, FSA Insured, 5.00%, 12/01/22 .............................    9,510,000        9,477,761
  Cincinnati Tech College Revenue, AMBAC Insured,
     5.25%, 10/01/23 ...........................................................................    2,510,000        2,587,157
     5.00%, 10/01/28 ...........................................................................    7,715,000        7,692,858
  Circleville GO, Capital Facilities Improvement, AMBAC Insured, 5.625%, 12/01/20 ..............    2,035,000        2,204,495
  Clermont County Hospital Facilities Revenue, Mercy Health System, Refunding, Series B,
    AMBAC Insured, 6.00%, 9/01/19 ..............................................................    1,750,000        1,792,490
  Clermont County Waterworks Revenue, Refunding, AMBAC Insured, 5.80%, 12/01/18 ................   11,000,000       11,347,710
  Cleveland Airport System Revenue,
     Series A, FGIC Insured, 6.25%, 1/01/20 ....................................................    3,000,000        3,095,730
     Series B, FGIC Insured, Pre-Refunded, 6.10%, 1/01/24 ......................................    1,450,000        1,502,809

96  |  Semiannual Report

Franklin Tax-Free Trust


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Cleveland GO, Series 1994, MBIA Insured, Pre-Refunded, 6.70%, 11/15/18 .................   $  2,000,000   $    2,172,280
  Cleveland Waterworks Revenue,
     Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/28 ....................     11,500,000       11,467,110
     Refunding, Series K, FGIC Insured, 5.00%, 1/01/25 ...................................      8,150,000        8,160,432
     Series H, MBIA Insured, Pre-Refunded, 5.75%, 1/01/26 ................................      1,000,000        1,109,430
     Series K, FGIC Insured, 5.00%, 1/01/22 ..............................................      2,075,000        2,095,978
     Series K, FGIC Insured, 5.00%, 1/01/23 ..............................................      4,285,000        4,310,796
  Clinton-Massie Local School District GO, School Improvement, MBIA Insured, 5.00%,
    12/01/25 .............................................................................      1,185,000        1,186,576
  Clyde-Green Springs Exempt Village School District GO, Refunding and Improvement, School
    Facilities Construction, MBIA Insured, 5.125%, 12/01/32 ..............................      1,000,000        1,009,850
  Columbus City School District GO,
     FGIC Insured, 5.00%, 12/01/31 .......................................................     13,000,000       12,901,720
     Linden Elementary Construction, FSA Insured, 5.00%, 12/01/28 ........................        900,000          897,372
  Columbus Municipal Airport Authority Revenue, Airport Improvement, Port Columbus
    International, Series B, AMBAC Insured, 5.00%, 1/01/18 ...............................      3,565,000        3,628,564
  Columbus Tax Increment Financing Revenue, Easton Project, AMBAC Insured, 5.30%,
    12/01/19 .............................................................................      1,500,000        1,567,230
  Crawford County GO, Refunding, AMBAC Insured, 5.25%, 12/01/31 ..........................      1,330,000        1,354,259
  Cuyahoga Community College District General Receipts Revenue, Series A, AMBAC Insured,
    5.00%,
     12/01/22 ............................................................................      1,000,000        1,011,920
     12/01/32 ............................................................................      3,000,000        2,976,960
  Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04 ........................        100,000          108,693
  Cuyahoga County Hospital Revenue, University Hospitals Health System Inc., AMBAC Insured,
     5.40%, 1/15/19 ......................................................................      1,500,000        1,578,780
     5.50%, 1/15/30 ......................................................................      1,760,000        1,794,742
  Cuyahoga County MFHR, Rockefeller Park Project, Series A, GNMA Secured, 5.75%,
    1/20/29 ..............................................................................      1,000,000        1,027,910
  Cuyahoga County Utility System Revenue,
     AMBAC Insured, 5.125%, 2/15/28 ......................................................      1,000,000        1,005,690
     Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15 .......      2,945,000        3,160,279
  Darke County GO, Real Estate Acquisition and Improvement, FGIC Insured, 5.125%,
    12/01/27 .............................................................................      1,020,000        1,029,262
  Deerefield Township Tax Increment Revenue, Refunding, Series B, MBIA Insured, 5.00%,
    12/01/25 .............................................................................      1,000,000        1,001,390
  Defiance GO, MBIA Insured,
     6.10%, 12/01/14 .....................................................................      1,000,000        1,074,940
     6.20%, 12/01/20 .....................................................................        750,000          807,127
  Delaware City School District GO, FGIC Insured, 5.75%, 12/01/15 ........................      1,640,000        1,787,518
  Dover City School District GO, AMBAC Insured, 6.25%, 12/01/16 ..........................      2,000,000        2,024,020
  Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19 .................      1,625,000        1,775,881
  Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13 .......................      1,100,000        1,178,815
  Eastlake GO, Capital Facilities, MBIA Insured, 5.00%, 12/01/27 .........................      1,950,000        1,949,844
  Eaton City School District GO, FGIC Insured, 5.00%, 12/01/25 ...........................      1,250,000        1,251,887
  Edgerton Local School District GO, School Improvement, FGIC Insured, 4.75%, 12/01/27 ...      2,000,000        1,930,060
  Fairfield City School District GO, FGIC Insured, Pre-Refunded, 6.00%, 12/01/20 .........      1,000,000        1,101,370

                                                      Semiannual Report  |  97

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Fairfield County GO, FGIC Insured, 5.00%, 12/01/20 ........................................... $  1,600,000   $    1,637,056
  Finneytown Local School District GO, FGIC Insured, 5.80%, 12/01/24 ...........................    1,980,000        2,103,116
  Franklin County Hospital Revenue,
     Childrens Hospital Project, AMBAC Insured, 5.50%, 5/01/21 .................................    3,365,000        3,525,174
     Childrens Hospital Project, AMBAC Insured, 5.50%, 5/01/28 .................................    4,265,000        4,376,914
     Holy Cross Health Systems, AMBAC Insured, 5.875%, 6/01/21 .................................    2,500,000        2,691,725
  Franklin GO, MBIA Insured, 5.25%, 12/01/27 ...................................................    1,500,000        1,532,925
  Garfield Heights GO, Various Purpose, Improvement, Refunding, FGIC Insured, 5.00%,
    12/01/27 ...................................................................................    2,655,000        2,654,788
  Grand Valley Ohio Local School District GO, Classroom Facilities Improvement, FGIC Insured,
    5.00%, 12/01/24 ............................................................................    1,300,000        1,304,680
  Greater Cleveland Regional Transit Authority GO, Capital Improvement, Series A, MBIA Insured,
    5.125%, 12/01/21 ...........................................................................    1,750,000        1,789,410
  Green Local School District GO, Summit County, FGIC Insured, Pre-Refunded,
     5.875%, 12/01/14 ..........................................................................    2,800,000        3,019,632
     5.90%, 12/01/19 ...........................................................................    5,150,000        5,555,511
  Greene County GO, AMBAC Insured, 5.00%,
     12/01/22 ..................................................................................    1,475,000        1,491,210
     12/01/28 ..................................................................................    2,620,000        2,612,350
  Greene County Sewer System Revenue, Governmental Enterprise,
     AMBAC Insured, 5.625%, 12/01/25 ...........................................................    1,890,000        2,012,151
     MBIA Insured, 5.25%, 12/01/25 .............................................................    5,000,000        5,111,350
  Greene County Water System Revenue,
     Governmental Enterprise, MBIA Insured, 5.25%, 12/01/21 ....................................    5,400,000        5,603,742
     Series A, FGIC Insured, 6.125%, 12/01/21 ..................................................    2,100,000        2,354,331
  Guernsey County GO, Refunding, FGIC Insured, 5.00%, 12/01/23 .................................    2,690,000        2,707,619
  Hamilton County Sales Tax, Series B, AMBAC Insured,
     5.25%, 12/01/32 ...........................................................................   27,420,000       27,829,929
     5.60%, 12/01/32 ...........................................................................    1,200,000        1,260,288
  Hamilton County Sewer System Revenue,
     Refunding and Improvement, Metropolitan Sewer District, Series A, MBIA Insured, 4.75%,
      12/01/25 .................................................................................    3,000,000        2,907,630
     Refunding, MBIA Insured, 5.25%, 12/01/21 ..................................................    1,000,000        1,034,390
     Refunding, Series A, FGIC Insured, 6.05%, 12/01/15 ........................................    3,010,000        3,376,799
  Hamilton GO, One Renaissance Center, Series A, AMBAC Insured, 5.25%,
     11/01/18 ..................................................................................    1,010,000        1,067,833
     11/01/19 ..................................................................................    1,015,000        1,066,115
     11/01/20 ..................................................................................    1,120,000        1,169,582
     11/01/21 ..................................................................................    1,180,000        1,224,215
  Hamilton Wastewater System Revenue, Series A, FSA Insured,
     5.90%, 10/15/21 ...........................................................................    3,040,000        3,326,854
     5.20%, 10/15/23 ...........................................................................    7,275,000        7,423,337
  Heath City School District GO, School Improvement, Series A, FGIC Insured,
     5.60%, 12/01/21 ...........................................................................    1,000,000        1,062,190
     5.50%, 12/01/27 ...........................................................................    1,170,000        1,206,516


98  |  Semiannual Report

Franklin Tax-Free Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Highland Local School District GO, School Improvement, FSA Insured, 5.00%,
     12/01/23 .............................................................................. $  3,680,000   $    3,701,933
     12/01/26 ..............................................................................    3,675,000        3,677,168
  Hilliard School District GO,
     Refunding, FGIC Insured, 6.55%, 12/01/05 ..............................................      500,000          555,675
     School Improvement, FGIC Insured, 5.75%, 12/01/28 .....................................    4,000,000        4,281,000
     School Improvement, Series A, FGIC Insured, 5.25%, 12/01/28 ...........................    3,010,000        3,071,615
  Hudson Local School District GO, Refunding, FGIC Insured, 5.60%, 12/15/14 ................    2,750,000        2,834,287
  Independence GO, MBIA Insured, 4.75%, 12/01/20 ...........................................    1,475,000        1,479,897
  Independence Local School District GO, FGIC Insured,
     5.25%, 12/01/21 .......................................................................    1,390,000        1,444,696
     4.75%, 12/01/26 .......................................................................    1,250,000        1,208,912
  Jackson Center Local School District Shelby County GO, Facilities Construction and
    Improvements, MBIA Insured, 5.00%, 12/01/28 ............................................    1,175,000        1,171,569
  Jackson Local School District GO, Stark and Summit Counties Local School District,
     FSA Insured, 5.50%, 12/01/20 ..........................................................    4,000,000        4,249,640
     FSA Insured, 5.625%, 12/01/25 .........................................................    3,500,000        3,703,105
     MBIA Insured, 5.50%, 12/01/21 .........................................................    3,060,000        3,198,343
  Jonathan Alder Local School District GO, School Facilities Construction and Improvement,
    MBIA Insured,
     4.75%, 12/01/22 .......................................................................    1,105,000        1,091,199
     5.00%, 12/01/27 .......................................................................    6,195,000        6,194,504
     5.00%, 12/01/30 .......................................................................    3,320,000        3,295,332
  Kenston Local School District GO, School Improvement, MBIA Insured, 5.00%,
     12/01/24 ..............................................................................    2,380,000        2,388,925
     12/01/25 ..............................................................................    2,500,000        2,503,625
  Lake County Hospital Facilities Revenue, Lake Hospital System Inc., AMBAC Insured, 5.00%,
    8/15/23 ................................................................................    1,500,000        1,507,830
  Lake Ohio Local School District GO, MBIA Insured,
     5.30%, 12/01/21 .......................................................................    1,575,000        1,646,269
     5.375%, 12/01/25 ......................................................................    1,900,000        1,976,304
  Lakota Local District GO, AMBAC Insured, Pre-Refunded, 6.125%, 12/01/17 ..................    3,200,000        3,533,184
  Lebanon City School District GO, FSA Insured, 5.00%, 12/01/29 ............................    6,250,000        6,213,375
  Licking County Joint Vocational School District GO, School Facilities Construction and
    Improvement, MBIA Insured,
     5.00%, 12/01/21 .......................................................................    2,200,000        2,234,012
     4.75%, 12/01/23 .......................................................................    2,230,000        2,184,396
  Licking Heights Local School District GO, School Facilities Construction and Improvements,
    Series A, FGIC Insured, 5.625%, 12/01/28 ...............................................    4,000,000        4,182,120
  Logan Hocking Local School District GO, Construction and Improvement, MBIA Insured, 5.00%,
     12/01/22 ..............................................................................    1,200,000        1,212,024
     12/01/29 ..............................................................................    1,000,000          994,140
  London City School District GO, School Facilities Construction and Improvement,
    FGIC Insured, 5.00%,
     12/01/22 ..............................................................................      700,000          707,014
     12/01/29 ..............................................................................    1,500,000        1,491,210
  Lorain County GO, Sewer System Improvement, MBIA Insured, 5.00%, 12/01/19 ................    1,640,000        1,686,330

                                                       Semiannual Report  |  99

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STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED) (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Lorain County Health Facilities Revenue, Catholic Healthcare Partners, Series A, AMBAC
    Insured, 5.50%, 9/01/29 .................................................................. $  6,250,000   $    6,379,500
  Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding, Series B, MBIA
    Insured, 5.50%, 9/01/27 ..................................................................    5,000,000        5,141,050
  Lorain GO, Urban Renewal, MBIA Insured, 5.70%, 12/01/28 ....................................    1,050,000        1,090,876
  Louisville City School District GO, FGIC Insured, 5.00%, 12/01/24 ..........................    3,500,000        3,511,445
  Loveland City School District GO, Refunding, Series A, MBIA Insured, 5.00%, 12/01/24 .......    4,000,000        4,011,760
  Lucas County GO, Limited Tax, FGIC Insured, 8.00%,
     12/01/06 ................................................................................      120,000          142,277
     12/01/08 ................................................................................      110,000          136,969
     12/01/09 ................................................................................      120,000          151,726
     12/01/10 ................................................................................      220,000          280,883
  Lucas County Hospital Revenue,
     Promedica Healthcare Obligation Group, MBIA Insured, 5.75%, 11/15/14 ....................      300,000          327,900
     Promedica Healthcare Obligation Group, Refunding, AMBAC Insured, 5.375%, 11/15/29 .......      750,000          769,170
     Promedica Healthcare Obligation Group, Refunding, MBIA Insured, ETM, 5.75%,
      11/15/14 ...............................................................................    4,460,000        4,856,271
     St. Vincent Medical Center, Refunding, Series B, MBIA Insured, 5.25%, 8/15/20 ...........    3,500,000        3,535,315
  Mad River Local School District GO, Classroom Facilities, FGIC Insured, 5.125%, 12/01/24                         4,180,000
    4,233,420
  Madison Local School District Butler County GO,
     MBIA Insured, 5.75%, 12/01/26 ...........................................................    1,000,000        1,083,380
     School Improvement, FGIC Insured, 5.60%, 12/01/26 .......................................    1,120,000        1,190,493
  Mahoning County Hospital Facilities Revenue, Western Reserve Care, MBIA Insured, ETM,
    5.50%, 10/15/25 ..........................................................................    4,750,000        5,052,147
  Mahoning County Sewer System Revenue, AMBAC Insured, 5.375%, 12/01/18 ......................    1,905,000        2,028,025
  Marietta Water Revenue, AMBAC Insured, Pre-Refunded, 5.95%, 12/01/21 .......................    3,875,000        4,409,014
  Marion County City School District GO, School Facilities Construction and Improvement Project,
    FSA Insured,
     5.55%, 12/01/20 .........................................................................    1,000,000        1,069,430
     5.625%, 12/01/22 ........................................................................    1,100,000        1,178,012
  Marion County GO, AMBAC Insured, 5.05%, 12/01/31 ...........................................    1,500,000        1,499,880
  Marysville Exempted Village School District GO,
     FSA Insured, 5.30%, 12/01/21 ............................................................    2,000,000        2,082,460
     FSA Insured, 5.35%, 12/01/25 ............................................................    2,010,000        2,073,315
     FSA Insured, 5.375%, 12/01/29 ...........................................................    2,465,000        2,536,682
     Refunding, MBIA Insured, 5.00%, 12/01/29 ................................................    1,000,000          994,140
     School Improvement, AMBAC Insured, Pre-Refunded, 6.00%, 12/01/29 ........................    2,890,000        3,391,213
  Mason City School District GO, Refunding, MBIA Insured, 5.00%, 12/01/20 ....................    5,495,000        5,572,425
  Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19 .................................    1,935,000        2,055,937
  Maumee Hospital Revenue, St. Luke's Hospital Project, Refunding, AMBAC Insured, 5.80%,
    12/01/14 .................................................................................    2,755,000        2,930,053
  Medina GO, 5.00%, 12/01/22 .................................................................    1,100,000        1,111,275
  Milford Exempted Village School District GO, School Improvement, FSA Insured,
     5.00%, 12/01/22 .........................................................................    2,000,000        2,020,040
     5.125%, 12/01/30 ........................................................................    7,325,000        7,361,112
  Minerva Local School District GO, Classroom Facilities, MBIA Insured, 5.30%, 12/01/29 ......    1,300,000        1,329,445

100  |  Semiannual Report

Franklin Tax-Free Trust


-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Minster School District School Facilities and Construction GO, FSA Insured,
     5.70%, 12/01/23 ........................................................................... $  3,190,000   $    3,350,042
     5.75%, 12/01/27 ...........................................................................    3,260,000        3,489,015
  Monroe Local School District GO, AMBAC Insured, 5.00%, 12/01/23 ..............................    1,000,000        1,006,550
  Montgomery County Revenue,
     Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/12 ................    1,600,000        1,632,448
     Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/16 ................    3,250,000        3,315,910
     Sisters of Charity Health Care, Series A, MBIA Insured, 6.625%, 5/15/21 ...................      450,000          451,494
  Morley Library District GO, Lake County District Library, Library Improvement, AMBAC Insured,
    4.75%, 12/01/21 ............................................................................    1,000,000          995,100
  Muskingum County GO, County Office Building Improvement, AMBAC Insured, 7.20%,
    12/01/10 ...................................................................................      845,000          847,079
  New Albany Community Authority Community Facilities Revenue, Refunding, Series B,
    AMBAC Insured,
     5.125%, 10/01/21 ..........................................................................    3,000,000        3,069,870
     5.20%, 10/01/24 ...........................................................................    5,000,000        5,103,800
  New Lexington HDC, Mortgage Revenue, Lincoln Park, Refunding, Series A, MBIA Insured,
    5.85%, 1/01/21 .............................................................................      945,000          976,563
  New Philadelphia City School District GO, School Improvement, AMBAC Insured, 6.25%,
    12/01/17 ...................................................................................    2,000,000        2,024,020
  Nordonia Hills Local School District GO, School Improvement, AMBAC Insured, 5.45%,
    12/01/25 ...................................................................................    3,035,000        3,170,088
  Oak Hills Local School District GO, MBIA Insured, 5.45%, 12/01/21 ............................    5,000,000        5,244,300
  Oakwood City School District GO, FSA Insured, 5.00%, 12/01/30 ................................    2,000,000        1,985,140
  Ohio Capital Corp. HMR,
     Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 .........................................    2,000,000        2,079,000
     Refunding, Series H, MBIA Insured, 6.90%, 7/01/24 .........................................    1,490,000        1,438,520
     Refunding, Series J, MBIA Insured, 6.50%, 1/01/25 .........................................    1,090,000        1,090,000
     Westview Apartments, Refunding, Series A, MBIA Insured, 6.125%, 1/01/15 ...................    1,625,000        1,684,621
     Westview Apartments, Refunding, Series A, MBIA Insured, 6.25%, 1/01/23 ....................    2,565,000        2,649,414
  Ohio Center Local Government Capital Asset Financing Program Fractionalized Institute,
    FSA Insured,
     4.875%, 12/01/18 ..........................................................................    1,255,000        1,290,077
     5.25%, 12/01/23 ...........................................................................    1,410,000        1,460,760
  Ohio HFA,
     MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 ................    2,035,000        2,071,854
     RMR, Series C, GNMA Secured, 5.75%, 9/01/30 ...............................................    6,010,000        6,128,457
  Ohio Municipal Electric Generation Agency Revenue, Certificates of Beneficial Interest,
    AMBAC Insured, 5.625%, 2/15/16 .............................................................   12,000,000       12,258,120
  Ohio State Air Quality Development Authority Revenue,
     Cincinnati Gas and Electric, Refunding, Series B, MBIA Insured, 5.45%, 1/01/24 ............    3,500,000        3,577,805
     Columbus and Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20 .....................    4,000,000        4,088,240
     JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 ...................................    6,875,000        7,183,412
     JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 1/01/29 .........................    1,230,000        1,308,671
     JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 4/01/29 .........................   15,245,000       16,220,070
     Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 ........................    9,075,000        9,194,699
     PCR, Ohio Edison, Refunding, Series B, AMBAC Insured, 5.625%, 11/15/29 ....................    5,400,000        5,529,546

                                                     Semiannual Report  |  101

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STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED) (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Ohio State Building Authority Revenue,
     Adult Correctional Facilities, Series A, AMBAC Insured, Pre-Refunded, 5.60%, 4/01/16 ....... $ 2,000,000      $ 2,248,800
     Adult Correctional Facilities, Series A, MBIA Insured, Pre-Refunded, 6.125%, 10/01/13 ......  13,000,000       13,967,720
     State Facilities, Administration Building Fund Project, Refunding, Series A, FSA Insured,
      5.00%, 4/01/22 ............................................................................   3,100,000        3,132,178
  Ohio State Department of Transportation COP, Panhandle Rail Line Project, FSA Insured,
    6.50%, 4/15/12 ..............................................................................   1,020,000        1,034,657
  Ohio State Education Loan Revenue, Series A-1, AMBAC Insured, 5.85%, 12/01/19 .................   5,000,000        5,161,600
  Ohio State GO, Series B, 4.625%, 9/15/22 ......................................................   5,000,000        4,831,000
  Ohio State Higher Educational Facility Commission Revenue,
     FGIC Insured, 5.00%, 5/01/23 ...............................................................   8,460,000        8,517,443
     Higher Educational Facility Oberlin College, AMBAC Insured, 5.00%, 10/01/26 ................   8,000,000        8,004,400
     University Dayton Project, FGIC Insured, 5.80%, 12/01/14 ...................................   1,300,000        1,389,791
     Xavier University Higher Educational Facility, MBIA Insured, 5.375%, 5/15/22 ...............   3,500,000        3,607,800
  Ohio State Turnpike Commission Turnpike Revenue,
     AMBAC Insured, 5.25%, 2/15/31 ..............................................................  16,425,000       16,677,288
     Series A, FGIC Insured, Pre-Refunded, 5.75%, 2/15/24 .......................................   1,000,000        1,041,050
  Ohio State University General Receipts Athens Revenue, FSA Insured, 5.00%, 12/01/24 ...........   3,025,000        3,032,804
  Ohio State University General Receipts Revenue, Series A, 5.125%, 12/01/31 ....................   2,500,000        2,502,525
  Ohio State Water Development Authority PCR, Facilities Revenue,
     Pennsylvania Power Co. Project, Refunding, AMBAC Insured, 6.15%, 8/01/23 ...................   3,420,000        3,622,601
     Water Control Loan Fund, Water Quality Series, MBIA Insured, 5.125%, 6/01/19 ...............   5,000,000        5,176,200
  Ohio State Water Development Authority Revenue,
     Dayton Power, Refunding, Series A, AMBAC Insured, 6.40%, 8/15/27 ...........................   5,000,000        5,059,300
     Drinking Water Fund Leverage, 5.00%, 6/01/23 ...............................................   2,255,000        2,271,439
     Fresh Water Service, AMBAC Insured, Pre-Refunded, 5.90%, 12/01/21 ..........................   8,750,000        9,613,450
     Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 ......................     270,000          275,613
     Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/18 ......................   1,445,000        1,475,042
     Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ..................................   2,000,000        2,341,960
  Olentangy Local School District GO,
     FSA Insured, 5.00%, 12/01/25 ...............................................................   1,835,000        1,837,441
     FSA Insured, 5.00%, 12/01/30 ...............................................................   4,000,000        3,970,280
     MBIA Insured, 7.75%, 12/01/08 ..............................................................     375,000          463,444
     MBIA Insured, 7.75%, 12/01/09 ..............................................................     375,000          469,369
     MBIA Insured, 7.75%, 12/01/10 ..............................................................     375,000          474,495
     School Facilities Construction and Improvement, FSA Insured, 5.625%, 12/01/27 ..............   4,500,000        4,775,310
  Olmsted Falls Local School District GO, FGIC Insured, Pre-Refunded, 5.85%, 12/15/17 ...........   1,500,000        1,619,910
  Orrville Water Systems Improvement Revenue, MBIA Insured, Pre-Refunded, 6.125%,
    12/01/18 ....................................................................................   1,150,000        1,243,736
  Ottawa and Glandorf Local School District GO, School Facilities Construction and Improvement,
    MBIA Insured, 5.25%, 12/01/23 ...............................................................   2,175,000        2,237,379
  Ottawa County Sewer System Revenue, Danbury Project, Refunding, AMBAC Insured,
    5.50%, 10/01/14 .............................................................................   1,950,000        1,976,111
  Painesville Township Local School District GO, Lake County, FGIC Insured, Pre-Refunded,
     5.625%, 12/01/09 ...........................................................................   3,240,000        3,341,056
     5.65%, 12/01/15 ............................................................................   4,490,000        4,630,313


102  |  Semiannual Report

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STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED) (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Perrysburg Exempted Village School District GO,
     AMBAC Insured, 6.00%, 12/01/15 .......................................................... $  2,000,000   $    2,061,020
     Series B, FSA Insured, 5.00%, 12/01/25 ..................................................    5,000,000        5,005,650
  Pickerington Local School District GO,
     AMBAC Insured, 5.00%, 12/01/25 ..........................................................    7,000,000        7,007,910
     School Facilities Construction and Improvement, FGIC Insured, 5.00%, 12/01/28 ...........    3,000,000        2,991,240
  Plain Local School District GO, FGIC Insured,
     6.00%, 12/01/25 .........................................................................      800,000          880,144
     Pre-Refunded, 6.00%, 12/01/25 ...........................................................    3,700,000        4,292,370
  Puerto Rico Commonwealth GO,
     MBIA Insured, Pre-Refunded, 5.75%, 7/01/24 ..............................................    2,000,000        2,193,480
     Public Improvement, Series A, FGIC Insured, 5.00%, 7/01/32 ..............................   10,000,000       10,020,500
  Puerto Rico Electric Power Authority Revenue, Series DD, MBIA Insured, 5.00%, 7/01/28 ......    2,000,000        2,007,900
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ........   11,200,000       11,263,504
  Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, Pre-Refunded,
    5.50%, 7/01/21 ...........................................................................    4,000,000        4,368,960
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 .................   11,000,000       11,019,470
  Revere Local School District GO, AMBAC Insured, 6.00%, 12/01/16 ............................    1,600,000        1,648,448
  Ridgewood Local School District GO, School Facilities Improvement, FSA Insured, 6.00%,
    12/01/24 .................................................................................    1,730,000        1,926,217
  Riverside Local School District GO, School Facilities Construction and Improvement, MBIA
    Insured, 5.75%, 12/01/22 .................................................................    1,000,000        1,092,770
  Rural Lorain County Water Authority Water Resource Revenue, AMBAC Insured, 5.875%,
    10/01/24 .................................................................................    3,100,000        3,398,096
  Salem GO, AMBAC Insured, 6.50%, 12/01/06 ...................................................    1,600,000        1,825,920
  Sidney City School District GO, School Improvement,
     FGIC Insured, 5.125%, 12/01/28 ..........................................................    1,425,000        1,435,844
     Refunding, Series B, FGIC Insured, 5.25%, 12/01/23 ......................................    1,780,000        1,831,050
     Refunding, Series B, FGIC Insured, 5.25%, 12/01/28 ......................................    1,000,000        1,020,470
  South Range Local School District GO, MBIA Insured, 6.15%, 12/01/18 ........................      700,000          721,448
  South-Western City School District of Ohio Franklin and Pickway Counties GO, FGIC Insured,
    ETM, 7.875%,
     12/01/04 ................................................................................      550,000          595,452
     12/01/06 ................................................................................      600,000          712,164
     12/01/07 ................................................................................      600,000          732,240
  Southwest Regional Water District Revenue, MBIA Insured, 6.00%,
     12/01/15 ................................................................................    1,000,000        1,093,310
     12/01/20 ................................................................................      700,000          764,995
  St. Henry Local Consolidated School District GO, MBIA Insured, 5.75%, 12/01/22 .............    1,515,000        1,655,547
  St. Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11 ................      600,000          607,320
  St. Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 ..............................      750,000          759,150
  Stark County GO, Refunding, AMBAC Insured, 5.70%, 11/15/17 .................................    2,775,000        2,849,315
  Steubenville City School District GO,
     School Facilities and Implementation, MBIA Insured, 5.60%, 12/01/22 .....................    1,500,000        1,603,935
     Series A, AMBAC Insured, Pre-Refunded, 6.20%, 12/01/17 ..................................    2,075,000        2,142,604
  Streetsboro City School District GO, School Improvement, MBIA Insured, 5.00%, 12/01/25 .....    2,500,000        2,503,150
  Struthers City School District GO, Refunding, AMBAC Insured, 5.50%, 12/01/22 ...............    1,950,000        2,036,463

                                                      Semiannual Report  |  103

Franklin Tax-Free Trust


-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Summit County GO, Sanitary Sewer System Improvement, FGIC Insured, 5.25%, 12/01/21 ........... $  4,505,000   $    4,674,974
  Swanton Local School District GO, School Improvement, FGIC Insured, 5.25%, 12/01/25 ..........    1,895,000        1,946,506
  Sycamore Community City School District COP, Blue Ash Elementary School Project, AMBAC
    Insured, 5.125%, 12/01/25 ..................................................................    1,000,000        1,013,000
  Sylvania City School District GO,
     FGIC Insured, Pre-Refunded, 5.75%, 12/01/22 ...............................................    1,500,000        1,658,355
     Refunding, FGIC Insured, 5.00%, 12/01/22 ..................................................    1,550,000        1,567,035
     Various Purpose, FGIC Insured, 5.30%, 12/01/20 ............................................    2,225,000        2,332,490
  Toledo City School District GO, School Facilities Improvement, FSA Insured, 5.00%,
    12/01/23 ...................................................................................    1,500,000        1,510,650
  Toledo GO, Limited Tax,
     AMBAC Insured, Pre-Refunded, 5.95%, 12/01/15 ..............................................    3,715,000        4,159,537
     AMBAC Insured, Pre-Refunded, 6.00%, 12/01/16 ..............................................    1,000,000        1,148,800
     FGIC Insured, 7.375%, 12/01/03 ............................................................      650,000          659,763
     FGIC Insured, 7.375%, 12/01/04 ............................................................      650,000          698,711
     FGIC Insured, 7.375%, 12/01/05 ............................................................      650,000          732,154
     FGIC Insured, 7.375%, 12/01/06 ............................................................      625,000          726,700
  Toledo Sewer System Revenue, AMBAC Insured, 5.00%,
     11/15/22 ..................................................................................    1,000,000        1,011,880
     11/15/23 ..................................................................................    1,000,000        1,007,080
     11/15/28 ..................................................................................    2,000,000        1,994,160
  Tri-Valley Local School District GO, FGIC Insured, 5.25%, 12/01/29 ...........................    8,530,000        8,684,905
  Trotwood-Madison City School District GO, School Improvement, FGIC Insured,
     5.375%, 12/01/22 ..........................................................................    1,685,000        1,762,914
     5.00%, 12/01/30 ...........................................................................    9,500,000        9,429,415
  Trumbull County GO, Refunding, MBIA Insured, 5.20%, 12/01/20 .................................    1,475,000        1,534,295
  Trumbull County Hospital Revenue, Refunding and Improvement,
     Series A, FGIC Insured, Pre-Refunded, 6.25%, 11/15/12 .....................................    1,000,000        1,010,400
     Series B, FGIC Insured, Pre-Refunded, 6.90%, 11/15/12 .....................................    1,860,000        1,880,572
  Twinsburg GO,
     Golf Course, Refunding, FGIC Insured, 5.00%, 12/01/21 .....................................    1,000,000        1,014,090
     Park Land and Conservation, FGIC Insured, 5.00%, 12/01/21 .................................    1,000,000        1,014,090
  Union County GO, MBIA Insured, 5.00%, 12/01/33 ...............................................    2,895,000        2,850,388
  University of Akron General Receipts GO, Series A, AMBAC Insured, 4.75%, 1/01/27 .............    1,340,000        1,294,078
  University of Akron General Receipts Revenue, FGIC Insured,
     5.70%, 1/01/24 ............................................................................    7,050,000        7,353,432
     5.75%, 1/01/29 ............................................................................    1,500,000        1,590,825
  University of Cincinnati COP, Jefferson Avenue Residence Hall, MBIA Insured, 5.125%,
    6/01/28 ....................................................................................    7,400,000        7,446,102
  University of Cincinnati General Receipts Revenue,
     AMBAC Insured, 5.00%, 6/01/31 .............................................................    1,350,000        1,339,875
     Series AD, MBIA Insured, 5.125%, 6/01/20 ..................................................    1,500,000        1,526,685
     Series W, MBIA Insured, 5.85%, 6/01/16 ....................................................    1,630,000        1,781,688
  University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ...................    6,000,000        6,119,820
  Upper Arlington County School District GO, MBIA Insured, 5.25%, 12/01/22 .....................    5,000,000        5,113,900
  Upper Scioto Valley Local School District GO, School Facilities Construction and Improvement,
    FGIC Insured, 5.25%, 12/01/25 ..............................................................    1,160,000        1,190,160

104  |  Semiannual Report

Franklin Tax-Free Trust


---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Valley Local School District GO, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/13 .................. $  1,400,000   $    1,448,300
  Van Wert City School District GO, School Improvement, FGIC Insured, 5.00%,
     12/01/27 ....................................................................................    4,805,000        4,804,616
     12/01/30 ....................................................................................    2,500,000        2,481,425
  Wadsworth City School District GO, FGIC Insured, 5.75%, 12/01/22 ...............................    1,200,000        1,305,408
  Warren GO, MBIA Insured, Pre-Refunded, 6.65%, 11/01/12 .........................................    2,415,000        2,484,914
  Warrensville Heights City School District GO, School Improvement, FGIC Insured,
     5.625%, 12/01/20 ............................................................................    3,500,000        3,748,220
     5.75%, 12/01/24 .............................................................................    2,750,000        2,957,185
  Waterville GO, Refunding, MBIA Insured, 5.05%, 12/01/26 ........................................    1,085,000        1,089,687
  Wausen Exempted Village School District GO, Refunding and School Improvements, MBIA
    Insured, 5.50%, 12/01/17 .....................................................................    1,800,000        1,912,248
  Wayne Local School District GO, Warren County, AMBAC Insured, Pre-Refunded, 6.10%,
    12/01/24 .....................................................................................    1,800,000        2,056,518
  West Chester Township GO, AMBAC Insured, 5.00%, 12/01/25 .......................................    1,500,000        1,501,890
  West Muskingum Local School District School Facilities GO, FGIC Insured, 5.00%, 12/01/24 .......    2,750,000        2,760,725
  Westerville, Minerva Park and Blendon Joint Township Hospital District Revenue, St. Ann's
    Hospital, Refunding, Series B, AMBAC Insured, ETM, 7.00%, 9/15/12 ............................    5,000,000        5,009,200
  Westfall Local School District GO, School Facilities Construction Improvement, FGIC Insured,
    6.00%, 12/01/22 ..............................................................................    2,850,000        3,141,241
  Wilmington Water Revenue, First Mortgage System, AMBAC Insured,
     6.00%, 6/15/21 ..............................................................................    2,510,000        2,745,815
     5.25%, 6/15/29 ..............................................................................    3,320,000        3,368,870
  Woodmore Local School District GO, Refunding, AMBAC Insured, 5.65%, 12/01/08 ...................      500,000          514,670
  Youngstown State University General Receipts Revenue, AMBAC Insured, Pre-Refunded, 6.00%,
    12/15/16 .....................................................................................    2,250,000        2,434,140
  Zanesville City School District GO, School Improvement, MBIA Insured,
     4.75%, 12/01/22 .............................................................................    5,500,000        5,431,305
     4.75%, 12/01/26 .............................................................................    3,250,000        3,143,173
     5.05%, 12/01/29 .............................................................................    3,500,000        3,502,695
                                                                                                                  ---------------
  TOTAL BONDS ....................................................................................                   956,403,079
                                                                                                                  ---------------
  ZERO COUPON BONDS .1%
  Marysville Exempted Village School District GO, Capital Appreciation, Refunding, MBIA Insured,
     12/01/20 ....................................................................................    1,000,000          416,850
     12/01/21 ....................................................................................    1,000,000          389,930
                                                                                                                  ---------------
  TOTAL ZERO COUPON BONDS ........................................................................                       806,780
                                                                                                                  ---------------
  TOTAL LONG TERM INVESTMENTS (COST $921,877,207) ................................................                   957,209,859
                                                                                                                  ---------------

                                                      Semiannual Report  |  105

Franklin Tax-Free Trust



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE

  SHORT TERM INVESTMENT (COST $4,000,000) .4%
a Cuyahoga County Hospital Revenue, University Hospitals of Cleveland, Daily VRDN and Put,
    .67%, 1/01/16 .......................................................................... $  4,000,000   $    4,000,000
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $925,877,207) 99.0% ..............................................                   961,209,859
  OTHER ASSETS, LESS LIABILITIES 1.0% ......................................................                    10,034,277
                                                                                                            ---------------
  NET ASSETS 100.0% ........................................................................                $  971,244,136
                                                                                                            ---------------


See glossary of terms on page 107.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



106  |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

GLOSSARY OF TERMS


AD        - Assessment District
AMBAC     - American Municipal Bond Assurance Corp.
BART      - Bay Area Rapid Transit
CDA       - Community Development Authority/Agency
CDD       - Community Development District
COP       - Certificate of Participation
EDA       - Economic Development Authority
EDC       - Economic Development Corp.
EDR       - Economic Development Revenue
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FNMA      - Federal National Mortgage Association
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HDA       - Housing Development Authority/Agency
HDC       - Housing Development Corp.
HFA       - Housing Finance Authority/Agency
HFAR      - Housing Finance Authority/Agency Revenue
HFC       - Housing Finance Corp.
HMR       - Home Mortgage Revenue
ID        - Improvement District
IDA       - Industrial Development Authority/Agency
IDAR      - Industrial Development Authority/Agency Revenue
IDR       - Industrial Development Revenue
ISD       - Independent School District

LLC       - Limited Liability Corp.
LP        - Limited Partnership
LTD.      - Limited
MBIA      - Municipal Bond Investors Assurance Corp.
MFH       - Multi-Family Housing
MFHR      - Multi-Family Housing Revenue
MFMR      - Multi-Family Mortgage Revenue
MFR       - Multi-Family Revenue
MTA       - Metropolitan Transit Authority
MUD       - Municipal Utility District
PBA       - Public Building Authority
PCR       - Pollution Control Revenue
PUD       - Public Utility District
RDA       - Redevelopment Agency/Authority
RDAR      - Redevelopment Agency Revenue
RMR       - Residential Mortgage Revenue
SFHR      - Single Family Housing Revenue
SFM       - Single Family Mortgage
SFMR      - Single Family Mortgage Revenue
USD       - Unified/Union School District
VRDN      - Variable Rate Demand Notes
WTS.      - Warrants
XLCA      - XL Capital Assurance
ZERO CPN. - Zero Coupon


                                                      Semiannual Report  |  107

Franklin Tax-Free Trust

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2003 (unaudited)

                                                     -----------------------------------------------------------------------
                                                          FRANKLIN                           FRANKLIN         FRANKLIN
                                                           FLORIDA          FRANKLIN       MASSACHUSETTS      MICHIGAN
                                                      INSURED TAX-FREE  INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE
                                                         INCOME FUND      INCOME FUND       INCOME FUND      INCOME FUND
                                                     -----------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .............................................    $ 136,464,529  $  1,794,812,942   $  442,808,774   $ 1,303,691,827
                                                     -----------------------------------------------------------------------
  Value ............................................      143,237,832     1,872,847,568      462,015,795     1,370,034,308
 Cash ..............................................           45,659           412,371           29,575            87,069
 Receivables:
  Capital shares sold ..............................          127,131         2,855,924          446,233         1,084,493
  Interest .........................................        2,157,063        21,834,522        5,337,303        19,735,336
                                                     -----------------------------------------------------------------------
      Total assets .................................      145,567,685     1,897,950,385      467,828,906     1,390,941,206
                                                     -----------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..................               --        14,511,797               --         2,943,157
  Capital shares redeemed ..........................          256,975         2,932,473          375,986         4,043,374
  Affiliates .......................................           85,964         1,047,363          269,631           786,105
  Shareholders .....................................           59,129         1,305,763          292,390           915,327
 Distributions to shareholders .....................          166,955         2,240,621          547,096         1,620,675
 Other liabilities .................................           10,232            82,129           23,502            59,174
                                                     -----------------------------------------------------------------------
      Total liabilities ............................          579,255        22,120,146        1,508,605        10,367,812
                                                     -----------------------------------------------------------------------
        Net assets, at value .......................    $ 144,988,430  $  1,875,830,239   $  466,320,301   $ 1,380,573,394
                                                     -----------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ...............    $      17,214  $     (2,319,982)  $     (462,245)  $    (1,631,771)
 Net unrealized appreciation (depreciation) ........        6,773,303        78,034,626       19,207,021        66,342,481
 Accumulated net realized gain (loss) ..............       (1,415,727)          129,376       (1,028,189)        4,181,178
 Capital shares ....................................      139,613,640     1,799,986,219      448,603,714     1,311,681,506
                                                     -----------------------------------------------------------------------
      Net assets, at value .........................    $ 144,988,430  $  1,875,830,239   $  466,320,301   $ 1,380,573,394
                                                     -----------------------------------------------------------------------


108  |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2003 (unaudited)

                                                      ----------------------------------------------------------------------
                                                          FRANKLIN                            FRANKLIN          FRANKLIN
                                                           FLORIDA          FRANKLIN        MASSACHUSETTS       MICHIGAN
                                                      INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE
                                                         INCOME FUND       INCOME FUND       INCOME FUND      INCOME FUND
                                                      ----------------------------------------------------------------------
CLASS A:
 Net assets, at value ..............................    $ 144,988,430  $  1,633,041,532   $  420,892,904   $ 1,212,407,003
                                                      ----------------------------------------------------------------------
 Shares outstanding ................................       13,808,954       134,728,419       36,116,279        99,699,763
                                                      ----------------------------------------------------------------------
 Net asset value per share a .......................           $10.50            $12.12           $11.65            $12.16
                                                      ----------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 95.75%) ..............           $10.97            $12.66           $12.17            $12.70
                                                      ----------------------------------------------------------------------
CLASS B:
 Net assets, at value ..............................               --  $     99,415,889               --   $    55,484,365
                                                      ----------------------------------------------------------------------
 Shares outstanding ................................               --         8,168,273               --         4,543,166
                                                      ----------------------------------------------------------------------
 Net asset value and maximum offering price
 per share a .......................................               --            $12.17               --            $12.21
                                                      ----------------------------------------------------------------------
CLASS C:
 Net assets, at value ..............................               --  $    143,372,818   $   45,427,397   $   112,682,026
                                                      ----------------------------------------------------------------------
 Shares outstanding ................................               --        11,739,005        3,873,394         9,188,598
                                                      ----------------------------------------------------------------------
 Net asset value per share a .......................               --            $12.21           $11.73            $12.26
                                                      ----------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 99%) .................               --            $12.33           $11.85            $12.38
                                                      ----------------------------------------------------------------------



aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.





           Semiannual Report  |  See notes to financial statements.  |  109

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2003 (unaudited)

                                                                          ------------------------------------
                                                                               FRANKLIN          FRANKLIN
                                                                               MINNESOTA           OHIO
                                                                           INSURED TAX-FREE  INSURED TAX-FREE
                                                                              INCOME FUND       INCOME FUND
                                                                          ------------------------------------
Assets:
 Investments in securities:
  Cost ..................................................................    $  545,623,207   $  925,877,207
                                                                          ------------------------------------
  Value .................................................................       564,586,470      961,209,859
 Cash ...................................................................            38,643          306,003
 Receivables:
  Investment securities sold ............................................         2,447,229               --
  Capital shares sold ...................................................           762,531        1,105,247
  Interest ..............................................................         4,995,514       13,014,844
                                                                          ------------------------------------
      Total assets ......................................................       572,830,387      975,635,953
                                                                          ------------------------------------
Liabilities:
 Payables:
  Capital shares redeemed ...............................................           922,461        2,034,779
  Affiliates ............................................................           316,620          574,480
  Shareholders ..........................................................           417,747          618,593
 Distributions to shareholders ..........................................           672,349        1,126,724
 Other liabilities ......................................................            24,446           37,241
                                                                          ------------------------------------
      Total liabilities .................................................         2,353,623        4,391,817
                                                                          ------------------------------------
        Net assets, at value ............................................    $  570,476,764   $  971,244,136
                                                                          ------------------------------------
Net assets consist of:
 Undistributed net investment income ....................................    $     (516,569)  $   (1,027,111)
 Net unrealized appreciation (depreciation) .............................        18,963,263       35,332,652
 Accumulated net realized gain (loss) ...................................        (2,685,395)         384,748
 Capital shares .........................................................       554,715,465      936,553,847
                                                                          ------------------------------------
      Net assets, at value ..............................................    $  570,476,764   $  971,244,136
                                                                          ------------------------------------




110  |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2003 (unaudited)

                                                                                         ----------------------------------
                                                                                             FRANKLIN          FRANKLIN
                                                                                             MINNESOTA           OHIO
                                                                                         INSURED TAX-FREE  INSURED TAX-FREE
                                                                                            INCOME FUND       INCOME FUND
                                                                                         ----------------------------------
CLASS A:
 Net assets, at value .................................................................    $  512,693,158   $  817,014,898
                                                                                         ----------------------------------
 Shares outstanding ...................................................................        42,801,057       66,371,111
                                                                                         ----------------------------------
 Net asset value per share a ..........................................................            $11.98           $12.31
                                                                                         ----------------------------------
 Maximum offering price per share (net asset value per share / 95.75%) ................            $12.51           $12.86
                                                                                         ----------------------------------
CLASS B:
 Net assets, at value .................................................................                --   $   53,897,771
                                                                                         ----------------------------------
 Shares outstanding ...................................................................                --        4,363,832
                                                                                         ----------------------------------
 Net asset value and maximum offering price per share a ...............................                --           $12.35
                                                                                         ----------------------------------
CLASS C:
 Net assets, at value .................................................................    $   57,783,606   $  100,331,467
                                                                                         ----------------------------------
 Shares outstanding ...................................................................         4,795,507        8,092,729
                                                                                         ----------------------------------
 Net asset value per share a ..........................................................            $12.05           $12.40
                                                                                         ----------------------------------
 Maximum offering price per share (net asset value per share / 99%) ...................            $12.17           $12.53
                                                                                         ----------------------------------



aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.



               Semiannual Report  |  See notes to financial statements.  |  111

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended August 31, 2003 (unaudited)


                                                      -----------------------------------------------------------------------
                                                          FRANKLIN                            FRANKLIN          FRANKLIN
                                                           FLORIDA          FRANKLIN        MASSACHUSETTS       MICHIGAN
                                                      INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE
                                                         INCOME FUND       INCOME FUND       INCOME FUND       INCOME FUND
                                                      -----------------------------------------------------------------------
Investment income:
 Interest ...........................................    $  3,912,300     $  48,104,469    $  11,943,424     $  35,934,894
                                                      -----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ...........................         449,814         4,408,905        1,196,429         3,342,351
 Distribution fees: (Note 3)
  Class A ...........................................          78,727           822,798          218,677           640,730
  Class B ...........................................              --           308,784               --           178,583
  Class C ...........................................              --           496,778          152,967           402,871
 Transfer agent fees (Note 3) .......................          24,319           411,412           96,105           344,041
 Custodian fees .....................................             747             9,152            2,330             7,052
 Reports to shareholders ............................           4,476            39,895           11,170            35,661
 Registration and filing fees .......................           3,428            87,405           10,822            13,777
 Professional fees ..................................           5,647            18,493            8,194            17,287
 Trustees' fees and expenses ........................             795             9,047            2,268             7,013
 Other ..............................................          10,084            78,318           20,051            44,979
                                                      -----------------------------------------------------------------------
      Total expenses ................................         578,037         6,690,987        1,719,013         5,034,345
                                                      -----------------------------------------------------------------------
        Net investment income .......................       3,334,263        41,413,482       10,224,411        30,900,549
                                                      -----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..........          52,538           929,897          (51,421)        4,188,638
 Net unrealized appreciation (depreciation) on
 investments ........................................      (3,784,564)      (40,162,314)     (10,290,589)      (35,290,823)
                                                      -----------------------------------------------------------------------
Net realized and unrealized gain (loss) .............      (3,732,026)      (39,232,417)     (10,342,010)      (31,102,185)
                                                      -----------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ....................................    $   (397,763)    $   2,181,065    $    (117,599)    $    (201,636)
                                                      -----------------------------------------------------------------------



112  |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2003 (unaudited)

                                                                           -----------------------------------
                                                                               FRANKLIN           FRANKLIN
                                                                               MINNESOTA            OHIO
                                                                           INSURED TAX-FREE   INSURED TAX-FREE
                                                                              INCOME FUND       INCOME FUND
                                                                           -----------------------------------
Investment income:
 Interest ...............................................................    $  14,790,861     $  24,611,761
                                                                           -----------------------------------
Expenses:
 Management fees (Note 3) ...............................................        1,436,567         2,335,871
 Distribution fees: (Note 3)
  Class A ...............................................................          264,692           421,003
  Class B ...............................................................               --           164,874
  Class C ...............................................................          210,279           339,651
 Transfer agent fees (Note 3) ...........................................          138,769           237,188
 Custodian fees .........................................................            2,814             4,697
 Reports to shareholders ................................................           15,498            23,700
 Registration and filing fees ...........................................            7,022            10,328
 Professional fees ......................................................           14,073            16,231
 Trustees' fees and expenses ............................................            2,992             4,707
 Other ..................................................................           31,100            50,112
                                                                           -----------------------------------
      Total expenses ....................................................        2,123,806         3,608,362
                                                                           -----------------------------------
        Net investment income ...........................................       12,667,055        21,003,399
                                                                           -----------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..............................          524,109           390,390
 Net unrealized appreciation (depreciation) on investments ..............      (12,791,697)      (23,361,065)
                                                                           -----------------------------------
Net realized and unrealized gain (loss) .................................      (12,267,588)      (22,970,675)
                                                                           -----------------------------------
Net increase (decrease) in net assets resulting from operations .........    $     399,467     $  (1,967,276)
                                                                           -----------------------------------


               Semiannual Report  |  See notes to financial statements.  |  113

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS for the six months ended August 31, 2003 (unaudited) and the year ended February 28, 2003

                                             ------------------------------------------------------------------------------
                                                       FRANKLIN FLORIDA                              FRANKLIN
                                                 INSURED TAX-FREE INCOME FUND              INSURED TAX-FREE INCOME FUND
                                             ------------------------------------------------------------------------------
                                             SIX MONTHS ENDED      YEAR ENDED          SIX MONTHS ENDED      YEAR ENDED
                                              AUGUST 31, 2003   FEBRUARY 28, 2003       AUGUST 31, 2003   FEBRUARY 28, 2003
                                             ------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ......................   $    3,334,263      $   6,103,732        $    41,413,482    $    81,716,497
Net realized gain (loss) from
 investments ...............................           52,538             96,379                929,897          2,539,109
Net unrealized appreciation (depreciation)
 on investments ............................       (3,784,564)         3,609,352            (40,162,314)        33,267,879
                                             ------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations .................         (397,763)         9,809,463              2,181,065        117,523,485
 Distributions to shareholders from:
Net investment income:
 Class A ...................................       (3,254,779)        (6,179,083)           (37,572,384)       (74,650,933)
 Class B ...................................               --                 --             (1,827,863)        (2,405,752)
 Class C ...................................               --                 --             (2,758,659)        (4,472,326)
                                             ------------------------------------------------------------------------------
 Total distributions to shareholders .......       (3,254,779)        (6,179,083)           (42,158,906)       (81,529,011)
 Capital share transactions: (Note 2)
 Class A ...................................       (8,332,355)        25,748,091             21,182,550         60,037,260
 Class B ...................................               --                 --             19,570,498         42,419,525
 Class C ...................................               --                 --             17,029,607         36,767,985
                                             ------------------------------------------------------------------------------
 Total capital share transactions ..........       (8,332,355)        25,748,091             57,782,655        139,224,770
Net increase (decrease) in net
 assets ....................................      (11,984,897)        29,378,471             17,804,814        175,219,244
Net assets:
 Beginning of period .......................      156,973,327        127,594,856          1,858,025,425      1,682,806,181
                                             ------------------------------------------------------------------------------
 End of period .............................   $  144,988,430      $ 156,973,327       $  1,875,830,239   $  1,858,025,425
                                             ------------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
  End of period ............................   $       17,214      $     (62,270)      $     (2,319,982)  $     (1,574,558)
                                             ------------------------------------------------------------------------------


114  |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended August 31, 2003 (unaudited) and the year ended February 28, 2003

                                             ------------------------------------------------------------------------------
                                                    FRANKLIN MASSACHUSETTS                       FRANKLIN MICHIGAN
                                                 INSURED TAX-FREE INCOME FUND              INSURED TAX-FREE INCOME FUND
                                             ------------------------------------------------------------------------------
                                             SIX MONTHS ENDED      YEAR ENDED          SIX MONTHS ENDED      YEAR ENDED
                                              AUGUST 31, 2003   FEBRUARY 28, 2003       AUGUST 31, 2003   FEBRUARY 28, 2003
                                             ------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income .......................  $   10,224,411      $  20,049,336       $     30,900,549   $     61,682,010
Net realized gain (loss) from
 investments ................................         (51,421)           642,820              4,188,638         10,182,945
Net unrealized appreciation (depreciation)
 on investments .............................     (10,290,589)        10,046,040            (35,290,823)        21,840,689
                                             ------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations ..................        (117,599)        30,738,196               (201,636)        93,705,644
 Distributions to shareholders from:
Net investment income:
 Class A ....................................      (9,416,885)       (18,757,560)           (27,975,697)       (56,704,350)
 Class B ....................................              --                 --             (1,045,906)        (1,632,164)
 Class C ....................................        (846,437)        (1,531,681)            (2,180,875)        (3,844,298)
Net realized gains:
 Class A ....................................              --                 --             (3,162,467)        (6,964,625)
 Class B ....................................              --                 --               (139,767)          (254,882)
 Class C ....................................              --                 --               (291,010)          (575,866)
                                             ------------------------------------------------------------------------------
 Total distributions to shareholders ........     (10,263,322)       (20,289,241)           (34,795,722)       (69,976,185)
 Capital share transactions: (Note 2)
 Class A ....................................       3,889,725         34,483,823            (10,770,581)        47,595,604
 Class B ....................................              --                 --              6,947,904         18,902,428
 Class C ....................................       3,490,338          9,734,804              5,456,034         30,819,698
                                             ------------------------------------------------------------------------------
 Total capital share transactions ...........       7,380,063         44,218,627              1,633,357         97,317,730
Net increase (decrease) in net
 assets .....................................      (3,000,858)        54,667,582            (33,364,001)       121,047,189
Net assets:
 Beginning of period ........................     469,321,159        414,653,577          1,413,937,395      1,292,890,206
                                             ------------------------------------------------------------------------------
 End of period ..............................  $  466,320,301      $ 469,321,159       $  1,380,573,394   $  1,413,937,395
                                             ------------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
  End of period .............................  $     (462,245)     $    (423,334)      $     (1,631,771)  $     (1,329,842)
                                             ------------------------------------------------------------------------------


            Semiannual Report  |  See notes to financial statements.  |  115

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended August 31, 2003 (unaudited) and the year ended February 28, 2003

                                             ------------------------------------------------------------------------------
                                                      FRANKLIN MINNESOTA                           FRANKLIN OHIO
                                                 INSURED TAX-FREE INCOME FUND              INSURED TAX-FREE INCOME FUND
                                             SIX MONTHS ENDED      YEAR ENDED          SIX MONTHS ENDED      YEAR ENDED
                                              AUGUST 31, 2003   FEBRUARY 28, 2003       AUGUST 31, 2003   FEBRUARY 28, 2003
                                             ------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income .......................  $   12,667,055     $   25,042,944         $   21,003,399      $  40,466,786
Net realized gain (loss) from
 investments ................................         524,109          1,242,451                390,390          3,508,325
Net unrealized appreciation (depreciation)
 on investments .............................     (12,791,697)        10,210,971            (23,361,065)        13,984,286
                                             ------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations ..................         399,467         36,496,366             (1,967,276)        57,959,397
 Distributions to shareholders from:
Net investment income:
 Class A ....................................     (11,543,450)       (23,330,267)           (18,374,145)       (36,776,898)
 Class B ....................................              --                 --               (956,418)        (1,193,468)
 Class C ....................................      (1,078,501)        (1,908,284)            (1,847,278)        (3,064,984)
Net realized gains:
 Class A ....................................              --                 --                (46,698)                --
 Class B ....................................              --                 --                 (2,965)                --
 Class C ....................................              --                 --                 (5,609)                --
                                             ------------------------------------------------------------------------------
 Total distributions to shareholders ........     (12,621,951)       (25,238,551)           (21,233,113)       (41,035,350)
 Capital share transactions: (Note 2)
 Class A ....................................        (406,761)        28,073,962             14,449,345         54,992,636
 Class B ....................................              --                 --             10,983,894         26,872,028
 Class C ....................................       4,325,770         14,460,013             11,569,299         30,296,547
                                             ------------------------------------------------------------------------------
 Total capital share transactions ...........       3,919,009         42,533,975             37,002,538        112,161,211
Net increase (decrease) in net
 assets .....................................      (8,303,475)        53,791,790             13,802,149        129,085,258
Net assets:
 Beginning of period ........................     578,780,239        524,988,449            957,441,987        828,356,729
                                             ------------------------------------------------------------------------------
 End of period ..............................  $  570,476,764     $  578,780,239         $  971,244,136      $ 957,441,987
Undistributed net investment income
 included in net assets:
  End of period .............................  $     (516,569)    $     (561,673)        $   (1,027,111)     $    (852,669)
                                             ------------------------------------------------------------------------------

116  |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four separate series. All funds included in this report (the Funds) are diversified except the Franklin Florida Insured Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discount and premiums on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.




                                                      Semiannual Report  |  117

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.





118  |  Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST


The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

----------------------------------------------------------------------------------------------------------------------
  CLASS A                                  CLASS A & CLASS C                           CLASS A, CLASS B, & CLASS C
----------------------------------------------------------------------------------------------------------------------
  Franklin Florida Insured Tax-Free        Franklin Massachusetts Insured Tax-Free     Franklin Insured Tax-Free
    Income Fund                              Income Fund                                 Income Fund
                                           Franklin Minnesota Insured Tax-Free         Franklin Michigan Insured
                                             Income Fund Tax-Free                        Income Fund
                                                                                       Franklin Ohio Insured Tax-Free
                                                                                         Income Fund

At August 31, 2003, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                    ------------------------------------------------------------------
                                            FRANKLIN FLORIDA                        FRANKLIN
                                            INSURED TAX-FREE                   INSURED TAX-FREE
                                              INCOME FUND                         INCOME FUND
                                    ------------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                    ------------------------------------------------------------------
CLASS A SHARES:
Period ended August 31, 2003
 Shares sold .......................    1,665,979   $  18,047,207          9,868,309  $   122,617,785
 Shares issued in reinvestment of
 distributions .....................      139,308       1,505,089          1,537,890       19,110,217
 Shares redeemed ...................   (2,585,854)    (27,884,651)        (9,741,797)    (120,545,452)
                                    ------------------------------------------------------------------
 Net increase (decrease) ...........     (780,567)  $  (8,332,355)         1,664,402  $    21,182,550
                                    ------------------------------------------------------------------
Year ended February 28, 2003
 Shares sold .......................    4,236,064   $  44,889,373         18,578,670  $   226,230,311
 Shares issued in reinvestment of
 distributions .....................      272,021       2,870,893          2,962,112       36,027,867
 Shares redeemed ...................   (2,076,197)    (22,012,175)       (16,642,710)    (202,220,918)
                                    ------------------------------------------------------------------
 Net increase (decrease) ...........    2,431,888   $  25,748,091          4,898,072  $    60,037,260
                                    ------------------------------------------------------------------
CLASS B SHARES:
Period ended August 31, 2003
 Shares sold .......................                                       1,996,684  $    24,941,679
 Shares issued in reinvestment of
 distributions .....................                                          83,002        1,035,651
 Shares redeemed ...................                                        (517,339)      (6,406,832)
                                                                          ----------------------------
 Net increase (decrease) ...........                                       1,562,347  $    19,570,498
                                                                          ----------------------------
Year ended February 28, 2003
 Shares sold .......................                                       3,853,699  $    47,104,779
 Shares issued in reinvestment of
 distributions .....................                                         119,464        1,461,175
 Shares redeemed ...................                                        (502,965)      (6,146,429)
                                                                          ----------------------------
 Net increase (decrease) ...........                                       3,470,198  $    42,419,525
                                                                          ----------------------------

                                                      Semiannual Report  |  119

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)



                                                                          ----------------------------
                                                                                   FRANKLIN
                                                                               INSURED TAX-FREE
                                                                                  INCOME FUND
                                                                          ----------------------------
                                                                           SHARES           AMOUNT
                                                                          ----------------------------
CLASS C SHARES:
Period ended August 31, 2003
 Shares sold ............................................................  2,546,503  $    31,992,486
 Shares issued in reinvestment of
 distributions ..........................................................    136,621        1,710,545
 Shares redeemed ........................................................ (1,340,620)     (16,673,424)
                                                                          ----------------------------
 Net increase (decrease) ................................................  1,342,504  $    17,029,607
                                                                          ----------------------------
Year ended February 28, 2003
 Shares sold ............................................................  4,346,155  $    53,376,352
 Shares issued in reinvestment of
 distributions ..........................................................    221,864        2,720,314
 Shares redeemed ........................................................ (1,574,521)     (19,328,681)
                                                                          ----------------------------
 Net increase (decrease) ................................................  2,993,498  $    36,767,985
                                                                          ----------------------------



                                       ---------------------------------------------------------------
                                         FRANKLIN MASSACHUSETTS                FRANKLIN MICHIGAN
                                            INSURED TAX-FREE                    INSURED TAX-FREE
                                               INCOME FUND                         INCOME FUND
                                       ---------------------------------------------------------------
                                          SHARES        AMOUNT              SHARES           AMOUNT
                                       ---------------------------------------------------------------
CLASS A SHARES:
Period ended August 31, 2003
 Shares sold .........................  2,343,036   $  28,039,418          5,220,122  $    65,318,978
 Shares issued in reinvestment of
 distributions .......................    411,425       4,918,254          1,450,294       18,101,425
 Shares redeemed ..................... (2,442,257)    (29,067,947)        (7,596,208)     (94,190,984)
                                       ---------------------------------------------------------------
 Net increase (decrease) .............    312,204   $   3,889,725           (925,792) $   (10,770,581)
                                       ---------------------------------------------------------------
Year ended February 28, 2003
 Shares sold .........................  5,851,549   $  68,509,085         11,213,101  $   137,693,460
 Shares issued in reinvestment of
 distributions .......................    820,193       9,584,883          2,935,600       36,054,644
 Shares redeemed ..................... (3,722,856)    (43,610,145)       (10,276,746)    (126,152,500)
                                       ---------------------------------------------------------------
 Net increase (decrease) .............  2,948,886   $  34,483,823          3,871,955  $    47,595,604
                                       ---------------------------------------------------------------
CLASS B SHARES:
Period ended August 31, 2003
 Shares sold .........................                                       741,747  $     9,301,456
 Shares issued in reinvestment of
 distributions .......................                                        64,950          814,026
 Shares redeemed .....................                                      (254,268)      (3,167,578)
                                                                          ----------------------------
 Net increase (decrease) .............                                       552,429  $     6,947,904
                                                                          ----------------------------
Year ended February 28, 2003
 Shares sold .........................                                     1,679,060  $    20,710,644
 Shares issued in reinvestment of
 distributions .......................                                       105,208        1,298,647
 Shares redeemed .....................                                      (251,934)      (3,106,863)
                                                                          ----------------------------
 Net increase (decrease) .............                                     1,532,334  $    18,902,428
                                                                          ----------------------------


120  |  Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)


                                        --------------------------------------------------------------
                                         FRANKLIN MASSACHUSETTS                FRANKLIN MICHIGAN
                                             INSURED TAX-FREE                   INSURED TAX-FREE
                                                INCOME FUND                        INCOME FUND
                                        --------------------------------------------------------------
                                          SHARES        AMOUNT               SHARES          AMOUNT
                                        --------------------------------------------------------------
CLASS C SHARES:
Period ended August 31, 2003
 Shares sold ..........................   608,027   $   7,343,357          1,313,622  $    16,618,076
 Shares issued in reinvestment of
 distributions ........................    47,296         568,957            135,822        1,709,182
 Shares redeemed ......................  (370,914)     (4,421,976)        (1,028,501)     (12,871,224)
                                        --------------------------------------------------------------
Net increase (decrease) ...............   284,409   $   3,490,338            420,943  $     5,456,034
                                        --------------------------------------------------------------
Year ended February 28, 2003
 Shares sold .......................... 1,309,170   $  15,441,387          3,338,563  $    41,394,593
 Shares issued in reinvestment of
 distributions ........................    88,314       1,038,702            240,690        2,982,834
 Shares redeemed ......................  (572,791)     (6,745,285)        (1,091,544)     (13,557,729)
                                        --------------------------------------------------------------
 Net increase (decrease) ..............   824,693   $   9,734,804          2,487,709  $    30,819,698
                                        --------------------------------------------------------------


                                        --------------------------------------------------------------
                                            FRANKLIN MINNESOTA                   FRANKLIN OHIO
                                             INSURED TAX-FREE                  INSURED TAX-FREE
                                                INCOME FUND                       INCOME FUND
                                        --------------------------------------------------------------
                                           SHARES        AMOUNT             SHARES         AMOUNT
                                        --------------------------------------------------------------
CLASS A SHARES:
Period ended August 31, 2003
 Shares sold ..........................   2,062,301   $  25,258,522        4,798,441   $   60,666,402
 Shares issued in reinvestment of
 distributions ........................     536,731       6,578,976          797,369       10,065,661
 Shares redeemed ......................  (2,646,158)    (32,244,259)      (4,476,134)     (56,282,718)
                                        --------------------------------------------------------------
 Net increase (decrease) ..............     (47,126)  $    (406,761)       1,119,676   $   14,449,345
                                        --------------------------------------------------------------
Year ended February 28, 2003
  Shares sold .........................   5,322,975   $  64,165,739        9,304,389   $  115,452,779
  Shares issued in reinvestment of
 distributions ........................   1,085,740      13,046,718        1,576,166       19,534,679
 Shares redeemed ......................  (4,093,237)    (49,138,495)      (6,451,171)     (79,994,822)
                                        --------------------------------------------------------------
 Net increase (decrease) ..............   2,315,478   $  28,073,962        4,429,384   $   54,992,636
                                        --------------------------------------------------------------
CLASS B SHARES:
Period ended August 31, 2003
 Shares sold ..........................                                      964,980   $   12,234,966
 Shares issued in reinvestment of
 distributions ........................                                       53,114          672,419
 Shares redeemed ......................                                     (153,230)      (1,923,491)
                                                                           ---------------------------
 Net increase (decrease) ..............                                      864,864   $   10,983,894
                                                                           ---------------------------
Year ended February 28, 2003
 Shares sold ..........................                                    2,234,803   $   27,818,591
 Shares issued in reinvestment of
 distributions ........................                                       66,476          828,072
 Shares redeemed ......................                                     (142,933)      (1,774,635)
                                                                           ---------------------------
 Net increase (decrease) ..............                                    2,158,346   $   26,872,028
                                                                           ---------------------------


                                                     Semiannual Report  |  121

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)


                                          -----------------------------------------------------------
                                            FRANKLIN MINNESOTA                  FRANKLIN OHIO
                                              INSURED TAX-FREE                INSURED TAX-FREE
                                                INCOME FUND                       INCOME FUND
                                          -----------------------------------------------------------
                                           SHARES        AMOUNT             SHARES         AMOUNT
                                          -----------------------------------------------------------
CLASS C SHARES:
Period ended August 31, 2003
 Shares sold ............................   636,089   $   7,840,302        1,241,587   $   15,821,096
 Shares issued in reinvestment of
 distributions ..........................    51,849         639,160           88,953        1,130,303
 Shares redeemed ........................  (338,397)     (4,153,692)        (425,419)      (5,382,100)
                                          -----------------------------------------------------------
 Net increase (decrease) ................   349,541   $   4,325,770          905,121   $   11,569,299
                                          -----------------------------------------------------------
Year ended February 28, 2003
 Shares sold ............................ 1,532,692   $  18,513,956        2,912,029   $   36,372,920
 Shares issued in reinvestment of
 distributions ..........................    93,226       1,127,084          152,169        1,900,285
 Shares redeemed ........................  (430,122)     (5,181,027)        (639,623)      (7,976,658)
                                          -----------------------------------------------------------
 Net increase (decrease) ................ 1,195,796   $  14,460,013        2,424,575   $   30,296,547
                                          -----------------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers Inc. (Advisers), Franklin Templeton Services LLC (FT Services), Franklin/Templeton Distributors Inc. (Distributors), and Franklin/Templeton Investor Services LLC (Investor Services), the Funds' investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

---------------------------------------------------------------------------
  ANNUALIZED FEE RATE   MONTH-END NET ASSETS
---------------------------------------------------------------------------
         .625%          First $100 million
         .500%          Over $100 million, up to and including $250 million
         .450%          In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.




122  |  Semiannual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)




Distributors received (paid) net commissions from (on) sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                   --------------------------------------------------
                                                       FRANKLIN                          FRANKLIN
                                                        FLORIDA         FRANKLIN       MASSACHUSETTS
                                                   INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE
                                                      INCOME FUND      INCOME FUND      INCOME FUND
                                                   --------------------------------------------------
Net commissions received (paid) .................         $29,486         $(818,928)         $(11,976)
Contingent deferred sales charges ...............          $  976         $ 157,837          $ 10,244

                                                   --------------------------------------------------
                                                       FRANKLIN         FRANKLIN         FRANKLIN
                                                       MICHIGAN         MINNESOTA          OHIO
                                                   INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE
                                                      INCOME FUND      INCOME FUND      INCOME FUND
                                                   --------------------------------------------------
Net commissions received (paid) .................        $(294,596)        $(25,247)        $(423,198)
Contingent deferred sales charges ...............         $ 71,177         $ 14,664         $  36,112

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                                                   --------------------------------------------------
                                                       FRANKLIN                          FRANKLIN
                                                        FLORIDA         FRANKLIN       MASSACHUSETTS
                                                   INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE
                                                      INCOME FUND      INCOME FUND      INCOME FUND
                                                   --------------------------------------------------
Transfer agent fees .............................          $16,897         $299,674           $71,028

                                                   --------------------------------------------------
                                                       FRANKLIN         FRANKLIN         FRANKLIN
                                                       MICHIGAN         MINNESOTA          OHIO
                                                   INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE
                                                      INCOME FUND      INCOME FUND      INCOME FUND
                                                   --------------------------------------------------
Transfer agent fees .............................         $259,799         $108,021          $174,806

                                                    Semiannual Report  |  123

Franklin Tax-Free Trust

4. INCOME TAXES


At February 28, 2003, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                    -----------------------------------------------------------------------
                                        FRANKLIN                             FRANKLIN         FRANKLIN
                                         FLORIDA            FRANKLIN       MASSACHUSETTS      MINNESOTA
                                    INSURED TAX-FREE    INSURED TAX-FREE  INSURED TAX-FREE INSURED TAX-FREE
                                       INCOME FUND         INCOME FUND      INCOME FUND      INCOME FUND
                                    -----------------------------------------------------------------------
Capital loss carryovers expiring in:
2005 ..............................     $   167,156         $      --        $      --       $        --
2008 ..............................         497,948                --          337,078           134,105
2009 ..............................         546,752          797,402           608,972         2,286,638
2010 ..............................         256,409                --               --           788,761
                                    -----------------------------------------------------------------------
                                        $  1,468,265        $797,402         $ 946,050       $ 3,209,504
                                    -----------------------------------------------------------------------

At February 28, 2003, the Franklin Massachusetts Insured Tax-Free Income Fund has deferred capital losses occurring subsequent to October 31, 2002, of $30,718. For tax purposes, such losses will be reflected in the year ending February 29, 2004.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

At August 31, 2003, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                  ----------------------------------------------------
                                                      FRANKLIN                           FRANKLIN
                                                       FLORIDA          FRANKLIN       MASSACHUSETTS
                                                  INSURED TAX-FREE  INSURED TAX-FREE INSURED TAX-FREE
                                                     INCOME FUND       INCOME FUND      INCOME FUND
                                                  ----------------------------------------------------
Cost of investments .............................   $ 136,462,617   $ 1,794,470,294    $  442,701,060
                                                  ----------------------------------------------------
Unrealized appreciation .........................   $   6,924,680   $    86,981,583    $   20,918,609
Unrealized depreciation .........................       (149,465)        (8,604,309)       (1,603,874)
                                                  ----------------------------------------------------
Net unrealized appreciation (depreciation) ......   $   6,775,215   $    78,377,274    $   19,314,735
                                                  ----------------------------------------------------



124  |  Semiannual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)


                                                 ----------------------------------------------------
                                                      FRANKLIN          FRANKLIN         FRANKLIN
                                                      MICHIGAN          MINNESOTA          OHIO
                                                  INSURED TAX-FREE  INSURED TAX-FREE INSURED TAX-FREE
                                                     INCOME FUND       INCOME FUND      INCOME FUND
                                                 ----------------------------------------------------
Cost of investments ...........................    $ 1,303,580,308    $ 545,486,674    $  925,727,989
                                                 ----------------------------------------------------
Unrealized appreciation .......................    $    70,424,571    $  20,639,852    $   38,413,011
Unrealized depreciation .......................         (3,970,571)      (1,540,056)       (2,931,141)
                                                 ----------------------------------------------------
Net unrealized appreciation (depreciation) ....    $    66,454,000    $  19,099,796    $   35,481,870
                                                 ----------------------------------------------------


5. INVESTMENT TRANSACTIONS


Purchases and sales of investments (excluding short-term securities) for the period ended August 31, 2003 were as follows:

                                                 ----------------------------------------------------
                                                      FRANKLIN                           FRANKLIN
                                                       FLORIDA          FRANKLIN       MASSACHUSETTS
                                                  INSURED TAX-FREE  INSURED TAX-FREE INSURED TAX-FREE
                                                     INCOME FUND       INCOME FUND      INCOME FUND
                                                 ----------------------------------------------------

Purchases .....................................         $5,074,700    $ 160,057,049     $  36,136,944
Sales .........................................         $8,189,666    $  80,950,384     $  31,332,187

                                                 ----------------------------------------------------
                                                      FRANKLIN          FRANKLIN         FRANKLIN
                                                      MICHIGAN          MINNESOTA          OHIO
                                                  INSURED TAX-FREE  INSURED TAX-FREE INSURED TAX-FREE
                                                     INCOME FUND       INCOME FUND      INCOME FUND
                                                 ----------------------------------------------------

Purchases .....................................       $103,395,140    $  20,785,600     $  68,536,058
Sales .........................................       $103,678,411    $  17,154,272     $  36,721,692

                                                    Semiannual Report  |  125

Franklin Tax-Free Trust

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.



126  |  Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request



For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies
Fund Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value
Fund Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5,6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 7
Franklin Income Fund
Franklin Money Fund 5,6
Franklin Short-Intermediate
  U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,6

STATE-SPECIFIC TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9 Oregon
Pennsylvania
Tennessee
Virginia

VARIABLE INSURANCE PRODUCTS FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2. The fund is only open to existing shareholders as well as select retirement plans.
3. Effective June 30, 2003, the fund reopened to all new investors.
4. Upon reaching approximately $350 million in assets, the fund will close to all investors.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/03  Not part of the semiannual report

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS
One Franklin Parkway
San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER
Franklin Tax-Free Trust



INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Tax-Free Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


TF1 S2003 10/03













--------------------------------------------------------------------------------
                                                                 AUGUST 31, 2003
--------------------------------------------------------------------------------
[PHOTO OMITTED]
                                                       Franklin Alabama
                                                       Tax-Free Income Fund

                                                       Franklin Florida
                                                       Tax-Free Income Fund

                                                       Franklin Georgia
                                                       Tax-Free Income Fund

                                                       Franklin Kentucky
                                                       Tax-Free Income Fund

                                                       Franklin Louisiana
                                                       Tax-Free Income Fund

                                                       Franklin Maryland
                                                       Tax-Free Income Fund

                                                       Franklin Missouri
                                                       Tax-Free Income Fund

                                                       Franklin North Carolina
                                                       Tax-Free Income Fund

                                                       Franklin Virginia
                                                       Tax-Free Income Fund

--------------------------------------------------------------------------------
    SEMIANNUAL REPORT AND SHAREHOLDER LETTER          |    TAX-FREE INCOME
--------------------------------------------------------------------------------
                             FRANKLIN TAX-FREE TRUST
--------------------------------------------------------------------------------

WANT TO RECEIVE
THIS DOCUMENT
FASTER VIA EMAIL?

Eligible shareholders can
sign up for eDelivery at
franklintempleton.com.
See inside for details.

                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.



SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.


TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.




--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------


[PHOTO OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........ 1

Special Feature:
Understanding Your
Tax-Free Income Fund ...... 4


SEMIANNUAL REPORT

Investment Strategy &
Manager's Discussion ...... 8

Franklin Alabama
Tax-Free Income Fund ......10

Franklin Florida
Tax-Free Income Fund ......16

Franklin Georgia
Tax-Free Income Fund ......22

Franklin Kentucky
Tax-Free Income Fund ......28

Franklin Louisiana
Tax-Free Income Fund ......33

Franklin Maryland
Tax-Free Income Fund ......38

Franklin Missouri
Tax-Free Income Fund ......43

Franklin North Carolina
Tax-Free Income Fund ......48

Franklin Virginia
Tax-Free Income Fund ......54

Financial Highlights &
Statements of Investments .60

Financial Statements .....118

Notes to
Financial Statements .....129

Proxy Voting Policies and
Procedures ...............139


--------------------------------------------------------------------------------

Semiannual Report

Investment Strategy &
Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolios become well diversified with a broad range of coupons, calls and maturities. This broad diversification helps stabilize Fund share prices. We generally stay fully invested to support income distribution.

The municipal bond market, like other bond markets, was volatile over the six-month period ended August 31, 2003. The market struggled with geopolitical events, an accommodative Federal Reserve Board (Fed), mixed economic releases, a strong equity market, and a record level of new bond issuance. From March 1 through mid-June, the municipal bond market generally performed well as yields decreased to historically low levels; the Municipal Market Data AAA 10-year yield fell from 3.56% at the beginning of the period to 2.85% on June 13, and the 30-year yield declined from 4.71% to 4.20% over the same period.1 Market strength was driven by perceptions that inflation would stay low and the Fed would remain accommodative as economic indicators seemed to show little growth. At its May meeting the Fed in fact warned the economy risked further weakening. First quarter gross domestic product was lower than expected, the employment outlook was declining and consumer confidence remained low.

Many municipalities facing a weak economy and budget imbalances took advantage of lower interest rates to exercise call options and refinance higher yielding outstanding debt. Refunding activity contributed to more than $254 billion in new issuance for the calendar year through August 2003 -- a 12.5% increase over the same period in 2002 (a record issuance year).2 Increased proceeds from bond calls, along with investors shifting assets into the municipal bond market in a "flight to quality," steered our investment focus through the first five months of the reporting period. In maintaining our value-oriented strategy of investing primarily for income, we generally looked to remain fully invested in bonds ranging from 15 to 30 years in maturity, with good call features, for the long-term Funds. The yield difference between securities with short-term and intermediate- to long-term maturities remained historically wide. This enabled the Funds to earn more income by investing in intermediate- to long-term bonds than by staying idle in cash or cash equivalent securities. In the investment grade or higher-rated bond arena, yield



1. Source: Thomson Financial.
2. Source: THE BOND BUYER, 9/1/03.



8  |  Semiannual Report
spreads between solid BBB-rated bonds and AAA-rated bonds continued to be narrow, so many of our purchases in the investment grade Funds were in higher-rated bonds. Although below investment-grade bonds have suffered through increased default rates and lower liquidity over the past few years, they generally outperformed for the period. We searched for opportunities to purchase what we identified to be undervalued bonds in the sector. In our national funds, we also strived to take advantage of increasing yield spreads in states facing budget gaps or an economic downturn, but that could gain in a recovery.

We changed our general investment focus in July, however, when municipal bond market yields began to increase significantly. The Municipal Market Data AAA 10-year yield increased from 2.85% on June 13 to 3.95% on August 31, and the 30-year yield rose from 4.20% to 5.02% for the same period.1 The yield increase was attributed to rising consumer confidence driven by several factors that were perceived to put the economy in a stronger posture toward growth. The Fed reduced the federal funds target rate by 25 basis points (0.25%) rather than the widely expected 50 basis points (0.50%) at its June meeting, bringing the rate to 1.00%. Furthermore, the Fed left the federal funds target rate unchanged at its August meeting citing indications of a strengthening economy as second quarter gross domestic product was higher than expected. With signs of economic growth, historically low interest rates, passage of the president's tax plan, and diminishing concerns around pending geopolitical risks, the market drove yields higher through the last month of the reporting period. As a result, we shifted our investment focus to concentrate more on executing tax loss swaps that entailed selling bonds purchased in a lower interest rate environment, and purchasing similarly structured bonds. This strategy enabled many Funds to book losses that can be used to offset future capital gains, and allowed them to increase the portfolios' book yield or distributable yield.

Consistent with our income-oriented investment philosophy, we generally invest in bonds that we believe should provide the most relative value from an income perspective, and we are comfortable holding them unless we find an opportunity to enhance the portfolio's structure or increase its future income-earning potential. As a result of our strategy, the Funds are generally more weighted in higher coupon bonds purchased in a more favorable yield environment. Such bonds are susceptible to being called when interest rates decline. Most of the Funds had to lower their dividend distributions during the reporting period, as interest rates were historically low. On the other hand, many of the higher coupon bonds that we continue to hold have recently traded at a premium, which generally makes them less price sensitive to interest rate fluctuations and thus behave defensively through an increasing interest rate cycle. Furthermore, our higher coupon bonds allowed us to distribute an attractive tax-free distribution yield, which we look to ultimately drive our intermediate and long-term performance.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.



                                                           Semiannual Report | 9

Franklin Alabama
Tax-Free Income Fund


YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Alabama Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Alabama state personal income taxes through a portfolio consisting mainly of Alabama municipal bonds. 1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA .... 82.0%
A ......  6.8%
BBB .... 11.2%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------


This semiannual report for Franklin Alabama Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.50 on February 28, 2003, to $11.29 on August 31, 2003. The Fund's Class A shares paid dividends totaling



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 62.


10 |  Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Alabama Tax-Free Income Fund
3/1/03-8/31/03

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                 -------------------------------
   MONTH                                           CLASS A            CLASS C
--------------------------------------------------------------------------------
   March                                          4.42 cents         3.91 cents
--------------------------------------------------------------------------------
   April                                          4.42 cents         3.91 cents
--------------------------------------------------------------------------------
   May                                            4.42 cents         3.91 cents
--------------------------------------------------------------------------------
   June                                           4.35 cents         3.75 cents
--------------------------------------------------------------------------------
   July                                           4.35 cents         3.75 cents
--------------------------------------------------------------------------------
   August                                         4.35 cents         3.77 cents
--------------------------------------------------------------------------------
   TOTAL                                         26.31 CENTS        23.00 CENTS


26.31 cents per share for the same period.2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.43%. An investor in the 2003 maximum combined federal and Alabama state personal income tax bracket of 38.25% would need to earn a distribution rate of 7.17% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


STATE UPDATE

Like most states, Alabama faced significant budget pressures during the six months under review. The state's long tradition of fiscal balance and conservative debt management were not enough to contain a $675 million budget deficit that



2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


                                                          Semiannual Report | 11

PORTFOLIO BREAKDOWN
Franklin Alabama Tax-Free Income Fund
8/31/03

--------------------------------------
                           % OF TOTAL
                LONG-TERM INVESTMENTS
--------------------------------------
  General Obligation            30.3%
--------------------------------------
  Hospital & Health Care        19.1%
--------------------------------------
  Utilities                     14.0%
--------------------------------------
  Prerefunded                   10.9%
--------------------------------------
  Corporate-Backed               7.2%
--------------------------------------
  Transportation                 5.5%
--------------------------------------
  Higher Education               5.1%
--------------------------------------
  Subject to Government
    Appropriations               4.8%
--------------------------------------
  Tax-Supported                  1.6%
--------------------------------------
  Housing                        1.5%
--------------------------------------

opened up in fiscal year 2003.3 The main contributors to the new deficit included a $230 million estimated shortfall in the general fund; a $175 million deficit in the education trust fund; sharply rising employee benefit costs; an underfunded corrections budget; and a doubling of the state's bond indebtedness over the past four years.4 With these and other shortfalls, Alabama's fiscal year 2004 budget poses a tremendous challenge for state officials and will likely require a combination of significant spending reductions and revenue increases. The Alabama Constitution requires a balanced budget, meaning the state's general fund will have to be cut approximately 20% in fiscal year 2004, and education expenditures by about 6%.4

To avoid draconian cuts to schools, state police, the judicial system, senior citizen programs, mental health facilities and the like, Governor Riley sought to drastically revamp government operations to eliminate what he cited as "years of waste and inefficiencies." He began with his own administration, which is now working with 30% less personnel than the previous administration. Although Riley stated his opposition to additional taxation on Alabamians until state government policies and practices were reformed, the sheer size of the deficit eventually compelled the governor to propose a $1.2 billion tax increase. If passed, it would raise individual and corporate taxes by an estimated $461 million and local and state property taxes by $465 million.3 The money would go toward the state's educational system and filling budget shortfalls. Without voter approval on the tax increase, the state's budget remedy would need to include judicious but major cuts to services and state agencies, as well as severely curtailed spending initiatives.

Despite looming cash-flow issues and new budget gaps, Alabama's historically conservative fiscal policies have so far enabled it to maintain relatively balanced financial operations while retaining its AA credit rating and stable outlook, according to independent credit rating agency Standard & Poor's.5 This solid credit position reflects the state's expanding economic base, long tradition of prudent spending and debt management, as well as its proven ability to implement reductions in the face of revenue weakness.


3. Source: Pew Center on the States, http://www.stateline.org (Alabama), June 2003.
4. Source: ALABAMA STATE OF THE STATE ADDRESS 2003, 3/4/03.
5. This does not indicate Standard & Poor's rating of the Fund.



12 |  Semiannual Report

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



                                                          Semiannual Report | 13

Performance Summary as of 8/31/03

FRANKLIN ALABAMA TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.21            $11.29           $11.50
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2631
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.21            $11.37           $11.58
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2300


PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH           1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +0.43%           +4.35%         +24.13%           +64.83%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -3.83%           -0.06%          +3.52%            +4.67%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                      +0.53%          +3.90%            +4.83%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.43%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       7.17%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.68%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   5.96%
-----------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH           1-YEAR          5-YEAR    INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +0.14%           +3.84%         +20.80%           +49.97%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -1.86%           +1.77%          +3.64%            +4.86%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                      +2.39%          +4.05%            +5.17%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          3.94%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.38%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.24%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   5.25%


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



14 |  Past performance does not guarantee future results.  |  Semiannual Report

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and Alabama state personal income tax bracket of 38.25%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.



    Semiannual Report | Past performance does not guarantee future results. | 15

Franklin Florida Tax-Free Income Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Florida Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting mainly of Florida municipal bonds.1 In addition, the Fund's shares are free from Florida's annual intangibles tax.

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA .... 69.4%
AA .....  7.2%
A ...... 14.0%
BBB ....  9.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------



This semiannual report for Franklin Florida Tax-Free Income Fund covers the period ended August 31, 2003.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.97 on February 28, 2003, to $11.69 on August 31, 2003. The Fund's Class A shares paid dividends totaling
27.84 cents per share for the same period.2 The Performance Summary beginning



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date your purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 69.



16 |  Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Florida Tax-Free Income Fund
3/1/03-8/31/03

--------------------------------------------------------------------------------
                                              DIVIDEND PER SHARE
                             ---------------------------------------------------
   MONTH                        CLASS A            CLASS B            CLASS C
--------------------------------------------------------------------------------
   March                       4.65 cents         4.11 cents         4.15 cents
--------------------------------------------------------------------------------
   April                       4.65 cents         4.11 cents         4.15 cents
--------------------------------------------------------------------------------
   May                         4.65 cents         4.11 cents         4.15 cents
--------------------------------------------------------------------------------
   June                        4.63 cents         4.06 cents         3.98 cents
--------------------------------------------------------------------------------
   July                        4.63 cents         4.06 cents         3.98 cents
--------------------------------------------------------------------------------
   August                      4.63 cents         4.05 cents         4.00 cents
--------------------------------------------------------------------------------
   TOTAL                      27.84 CENTS        24.50 CENTS        24.41 CENTS


on page 19 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.55%. An investor in the 2003 maximum regular federal income tax bracket of 35.00% would need to earn a distribution rate of 7.00% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


STATE UPDATE

Florida's service-based economy performed reasonably well given the state's significant tourism sector, but recent revenue weakness indicated an uncertain near-term economic environment for the state. Unemployment rates exceeded 5.0% in 2002 and 2003 year-to-date, increasing from a 3.8% low in 2000, but unemployment rates remained in line with national levels, and the state recorded labor force gains. High population growth, although slowing from its previous pace, strengthened the state's economy, but also put pressure on government services for education, corrections, transportation, and health and human services. The state maintained strong financial reserves despite volatility in fiscal years 2002 and 2003, and it had relatively stable revenue performance in the face of downward revenue adjustments, setting Florida apart from most other states. The state has solid long-term economic growth prospects, average income levels and a growing debt burden,



                                                          Semiannual Report | 17

PORTFOLIO BREAKDOWN
Franklin Florida Tax-Free Income Fund
8/31/03

--------------------------------------
                           % OF TOTAL
                LONG-TERM INVESTMENTS
--------------------------------------
  Hospital & Health Care        19.9%
--------------------------------------
  Utilities                     15.5%
--------------------------------------
  Prerefunded                   13.4%
--------------------------------------
  Transportation                13.3%
--------------------------------------
  Tax-Supported                  9.3%
--------------------------------------
  Subject to Government
   Appropriations                7.7%
--------------------------------------
  Other Revenue                  7.5%
--------------------------------------
  Housing                        5.7%
--------------------------------------
  General Obligation             5.6%
--------------------------------------
  Higher Education               2.1%


which has been planned and managed centrally through the state's division of bond finance. The state's tax-supported debt was an above-average $985 per capita or 3.5% of personal income, versus national medians of $606 and 2.2%.3

Independent credit rating agency Standard & Poor's outlook for Florida is stable, based on the state's strong track record of active budget management and solid budgetary reserves. The state's economy, although still sluggish, has been slowly recovering from the impact of the national economic recession. Given downward revenue projection revisions for fiscal years 2003 and 2004, coupled with significant spending requirements of the recently approved class size initiative, Florida's economic growth may be tempered, and its finances face challenges in the near term. However, the state's financial reserve position provides significant flexibility to manage shortfalls or spending pressures.


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

3. Source: Moody's Investors Service, "New Issue: Florida (State of)," 7/28/03.




18 |  Semiannual Report

Performance Summary as of 8/31/03

FRANKLIN FLORIDA TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.28            $11.69          $11.97
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2784
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           8/31/03          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.28            $11.76          $12.04
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2450
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.28            $11.81           $12.09
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2441




    Semiannual Report | Past performance does not guarantee future results. | 19

PERFORMANCE

------------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH           1-YEAR          5-YEAR           10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.05%           +3.29%         +26.48%           +70.34%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -4.29%           -1.12%          +3.90%            +5.01%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                      -0.93%          +4.26%            +5.17%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.55%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       7.00%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.97%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.11%
------------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH           1-YEAR          3-YEAR    INCEPTION (2/1/00)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.33%           +2.80%         +18.63%           +27.51%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -4.23%           -1.15%          +4.96%            +6.31%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                      -1.05%          +6.06%            +6.91%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.13%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.36%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.56%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   5.48%
------------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH           1-YEAR          5-YEAR    INCEPTION (5/1/95)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.34%           +2.69%         +23.00%           +54.53%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -2.28%           +0.70%          +4.02%            +5.24%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                      +0.90%          +4.40%            +5.51%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.02%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.19%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.51%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   5.40%



ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



20 |  Past performance does not guarantee future results.  |  Semiannual Report

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/03.

5. Taxable equivalent distribution rate and yield assume the 2003 maximum regular federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.





    Semiannual Report | Past performance does not guarantee future results. | 21

Franklin Georgia Tax-Free Income Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Georgia Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Georgia state personal income taxes through a portfolio consisting mainly of Georgia municipal bonds. 1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Georgia Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA ..................... 68.0%
AA ...................... 18.3%
A .......................  5.7%
BBB .....................  7.2%
Below Investment Grade ..  0.8%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------


This semiannual report for Franklin Georgia Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.99 on February 28, 2003, to $11.76 on August 31, 2003. The Fund's Class A shares paid dividends totaling
27.45 cents per share for the same period.2 The Performance Summary beginning



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 80.



22 |  Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Georgia Tax-Free Income Fund
3/1/03-8/31/03

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                 -------------------------------
   MONTH                                           CLASS A            CLASS C
--------------------------------------------------------------------------------
   March                                          4.65 cents         4.12 cents
--------------------------------------------------------------------------------
   April                                          4.65 cents         4.12 cents
--------------------------------------------------------------------------------
   May                                            4.65 cents         4.12 cents
--------------------------------------------------------------------------------
   June                                           4.50 cents         3.90 cents
--------------------------------------------------------------------------------
   July                                           4.50 cents         3.90 cents
--------------------------------------------------------------------------------
   August                                         4.50 cents         3.89 cents
--------------------------------------------------------------------------------
   TOTAL                                         27.45 CENTS        24.05 CENTS


on page 26 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.40%. An investor in the 2003 maximum combined federal and Georgia state personal income tax bracket of 38.90% would need to earn a distribution rate of 7.20% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


STATE UPDATE

Georgia's history of conservative fiscal management has enabled it to maintain positive but declining fund balances and reserves as its economy cooled. This weakened, albeit positive, fiscal condition resulted from significant revenue losses over the last two years due to the national economic slowdown. In fiscal year 2002, tax revenue collections were down approximately $650 million (4.6%) from the prior year, and the state absorbed sharply higher health and human services





                                                          Semiannual Report | 23

PORTFOLIO BREAKDOWN
Franklin Georgia Tax-Free Income Fund
8/31/03

--------------------------------------
                           % OF TOTAL
                LONG-TERM INVESTMENTS
--------------------------------------
  Hospital & Health Care        18.9%
--------------------------------------
  Higher Education              17.4%
--------------------------------------
  Utilities                     15.8%
--------------------------------------
  Housing                       14.1%
--------------------------------------
  Prerefunded                   13.8%
--------------------------------------
  General Obligation             7.2%
--------------------------------------
  Corporate-Backed               3.9%
--------------------------------------
  Other Revenue                  3.7%
--------------------------------------
  Tax-Supported                  2.6%
--------------------------------------
  Subject to Government
   Appropriations                2.3%
--------------------------------------
  Transportation                 0.3%


program costs.3 Preliminary estimates indicated that fiscal year 2003 would be the state's second consecutive with an overall decline in tax revenue collections. To offset such budget stresses, the governor directed state agencies to reduce spending by 2.5% while implementing additional cuts, tapping shortfall reserves and prior-year surplus funds to cover revenue gaps and balance the fiscal year 2003 budget.3 Despite withdrawals of approximately $1 billion from Georgia's undesignated, unreserved fund balance, a healthy $1.2 billion, or 7.3% of general fund revenues remained.3 They did not include the state's steadily growing lottery reserve.

Due to the weakened national economy, Georgia's previously expanding services and trade sectors no longer posted employment gains to offset the state's manufacturing job losses. The state economy has remained relatively flat since fourth quarter 2002, and generated only 13,000 net new jobs (+0.3%) for the 12-month period ended May 2003.3 With this stagnation, Georgia's unemployment rate rose from 4.5% in February 2003 to 4.6% in August, but still remained well below the 6.1% national average. 4

Several factors have supported Georgia's finances and broad-based economy through the recent tax decreases and revenue declines. With its low cost of doing business, robust in-migration and central location, Georgia is home for many major corporate headquarters. Businesses and residents alike are also attracted to the state's low cost of living, extensive transportation infrastructure and relatively stable employment base. Georgians also enjoy a relatively low overall debt burden at $779 per capita and 2.8% of personal income, versus national medians of $606 and 2.2%. 5

Despite recent budget stresses, Georgia's credit outlook is stable. The state economy has suffered recently, but increased diversification during the 1990s positioned it well for future growth beyond the current downturn. The state's historically conservative financial management, low debt burden and commitment to strong reserve levels help bolster its credit standing. Reflecting Georgia's stable outlook, independent credit rating agencies Standard & Poor's and Moody's Investors Service have ascribed their highest ratings of AAA and Aaa to the state's general obligation debt. 6


3. Source: Moody's Investors Service, "New Issue: Georgia (State of)," 6/23/03.
4. Source: Bureau of Labor Statistics.
5. Source: Standard & Poor's, "Georgia: Tax Secured, General Obligation," RATINGSDIRECT, 6/24/03.
6. These do not indicate ratings of the Fund.



24 |  Semiannual Report

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



                                                          Semiannual Report | 25

Performance Summary as of 8/31/03

FRANKLIN GEORGIA TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
-------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
-------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.23            $11.76           $11.99
-------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2745
-------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
-------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.23            $11.85           $12.08
-------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2405



PERFORMANCE
-------------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH           1-YEAR          5-YEAR           10-YEAR
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +0.34%           +3.33%         +24.23%           +64.59%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -3.91%           -1.07%          +3.53%            +4.65%
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                      -0.31%          +3.91%            +4.83%
-------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.40%
-------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       7.20%
-------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.91%
-------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.40%
-------------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH           1-YEAR          5-YEAR    INCEPTION (5/1/95)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +0.05%           +2.74%         +20.89%           +50.15%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -1.90%           +0.74%          +3.66%            +4.87%
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                      +1.53%          +4.05%            +5.18%
-------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          3.90%
-------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.38%
-------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.48%
-------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   5.70%


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



26 |  Past performance does not guarantee future results.  |  Semiannual Report

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and Georgia state personal income tax bracket of 38.90%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.



    Semiannual Report | Past performance does not guarantee future results. | 27

Franklin Kentucky Tax-Free Income Fund


YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Kentucky Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Kentucky state personal income taxes through a portfolio consisting mainly of Kentucky municipal bonds. 1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA ..................... 55.4%
AA ...................... 23.5%
A ....................... 12.8%
BBB .....................  5.9%
Below Investment Grade ..  2.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------


This semiannual report for Franklin Kentucky Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.30 on February 28, 2003, to $10.98 on August 31, 2003. The Fund's Class A shares paid dividends totaling
25.05 cents per share for the same period.2 The Performance Summary beginning on page 31 shows that at the end of this reporting period the Fund's distribution rate was 4.34%. An



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 84.



28 |  Semiannual Report
investor in the 2003 maximum combined federal and Kentucky personal state income tax bracket of 38.90% would need to earn a distribution rate of 7.11% from a taxable investment to match the Fund's Class A tax-free distribution rate.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


COMMONWEALTH UPDATE

With the national economic slowdown continuing to impact Kentucky's ability to establish structural budget integrity, the commonwealth is addressing its fiscal imbalance, diminished reserves and weak revenue collections. The 2003-2004 biennial budget was finally adopted in March 2003, roughly nine months behind schedule.

The commonwealth has a continuing structural budget imbalance, which anticipates elimination of all reserves by fiscal year-end 2004, and has deferred corrective action regarding an estimated $400 million gap to the next biennial budget (2005-2006).3 In light of diminished reserves, the use of most available off-balance sheet reserves and ongoing weak economic conditions, Kentucky's administrators have limited options at their disposal to handle future shortfalls or imbalances. One of the commonwealth's aims is to address revenue shortfalls and budget gaps while making sure education, Medicaid benefits, and debt service are unaffected by the necessary cuts that are likely to come.

After showing initial signs of improvement, Kentucky's economic recovery has been sluggish. After contracting over the prior year, total employment has since grown modestly. Unemployment rose to 5.7% in August 2003, behind the 6.1% national average.4 Manufacturing has been the commonwealth's weakest segment, but this is more than offset by significant service sector expansion. The employment landscape has also been bolstered by relative stability within consumer durables companies, especially automobile makers, and Kentucky's emerging role as a leader in agricultural science research. The commonwealth witnessed resurgence in its coal-mining industry over the past year, indicative of the country's increased demand for energy. Overall, Kentucky's economic recovery is expected to generally match national trends, according to independent credit rating agency Standard & Poor's.



DIVIDEND DISTRIBUTIONS2
Franklin Kentucky Tax-Free
Income Fund - Class A
3/1/03-8/31/03

-------------------------------------
  MONTH            DIVIDEND PER SHARE
-------------------------------------
  March                   4.20 cents
-------------------------------------
  April                   4.20 cents
-------------------------------------
  May                     4.20 cents
-------------------------------------
  June                    4.15 cents
-------------------------------------
  July                    4.15 cents
-------------------------------------
  August                  4.15 cents
-------------------------------------
  TOTAL                  25.05 CENTS



3. Source: Standard & Poor's, "Kentucky State Property and Building Commission:
Kentucky; Appropriation, Appropriation," RATINGSDIRECT, 7/31/03.



                                                          Semiannual Report | 29

PORTFOLIO BREAKDOWN
Franklin Kentucky Tax-Free Income Fund
8/31/03

--------------------------------------
                           % OF TOTAL
                LONG-TERM INVESTMENTS
--------------------------------------
  Subject to Government
   Appropriations               23.1%
--------------------------------------
  Utilities                     22.5%
--------------------------------------
  Other Revenue                 12.7%
--------------------------------------
  General Obligation             9.7%
--------------------------------------
  Transportation                 9.5%
--------------------------------------
  Hospital & Health Care         7.1%
--------------------------------------
  Prerefunded                    4.6%
--------------------------------------
  Higher Education               4.2%
--------------------------------------
  Housing                        2.7%
--------------------------------------
  Corporate-Backed               2.2%
--------------------------------------
  Tax-Supported                  1.7%



To its credit, Kentucky maintains a manageable debt burden balanced by infrastructure needs, with debt levels at roughly $800 per capita and less than 2% of its budget.3 Standard & Poor's assigns a stable outlook for Kentucky, based on general creditworthiness and reflecting expectations that revenue will stabilize given recent economic improvement, fiscal year 2004 operations will return largely balanced results, and the commonwealth will begin to address its structural budgetary imbalance when developing its 2005-2006 biennial budget.


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

4. Source: Bureau of Labor Statistics.



30 |  Semiannual Report

Performance Summary as of 8/31/03

FRANKLIN KENTUCKY TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.32            $10.98           $11.30
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2505



PERFORMANCE 1
---------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH           1-YEAR          5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              -0.65%           +1.82%         +22.26%           +65.22%
---------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          -4.86%           -2.50%          +3.21%            +4.70%
---------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                      -1.02%          +3.66%            +4.89%
---------------------------------------------------------------------------------------------------
     Distribution Rate 5                          4.34%
---------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 6       7.11%
---------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 7                  4.39%
---------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 6                   7.18%


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



    Semiannual Report | Past performance does not guarantee future results. | 31

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.


1. The Fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 4.23%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum sales charge. Six-month return has not been annualized.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the 4.15 cent per share current monthly dividend and the maximum offering price of $11.47 per share on 8/31/03.

6. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and Kentucky state personal income tax bracket of 38.90%, based on the federal income tax rate of 35.00%.

7. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.




32 |  Past performance does not guarantee future results.  |  Semiannual Report

Franklin Louisiana Tax-Free Income Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Louisiana Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Louisiana state personal income taxes through a portfolio consisting mainly of Louisiana municipal bonds.1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Louisiana Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA ..................... 78.3%
AA ......................  0.4%
A .......................  1.4%
BBB ..................... 14.9%
Below Investment Grade ..  5.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------


This semiannual report for Franklin Louisiana Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.55 on February 28, 2003, to $11.30 on August 31, 2003. The Fund's Class A shares paid dividends totaling
26.91 cents per share for the same period.2 The Performance Summary beginning on page 36 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.43%. An investor in the 2003 maximum combined



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 89.



                                                          Semiannual Report | 33

DIVIDEND DISTRIBUTIONS*
Franklin Louisiana Tax-Free Income Fund
3/1/03-8/31/03

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                --------------------------------
   MONTH                                           CLASS A            CLASS C
--------------------------------------------------------------------------------
   March                                          4.53 cents         4.04 cents
--------------------------------------------------------------------------------
   April                                          4.53 cents         4.04 cents
--------------------------------------------------------------------------------
   May                                            4.53 cents         4.04 cents
--------------------------------------------------------------------------------
   June                                           4.48 cents         3.87 cents
--------------------------------------------------------------------------------
   July                                           4.48 cents         3.87 cents
--------------------------------------------------------------------------------
   August                                         4.36 cents         3.76 cents
--------------------------------------------------------------------------------
   TOTAL                                         26.91 CENTS        23.62 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




federal and Louisiana state personal income tax bracket of 38.90% would need to earn a distribution rate of 7.26% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


STATE UPDATE

Louisiana's diligent financial management has deepened its stability over the past few years, while most other states have succumbed to economic hardship and severe fiscal stress. Louisiana's administration has improved its capacity to react to and contain fiscal deficits, largely due to efforts to match expenditures to revenues, build a rainy day fund and reduce the overall debt burden. Based on the state's ongoing conservative approach toward budgeting and debt management, strong cash position, and prudent establishment and use of reserves, independent credit rating agencies Standard & Poor's and Moody's Investors Service upgraded Louisiana's debt rating during the reporting period and assigned a stable outlook.



34 |  Semiannual Report

Similar to the U.S. as a whole, Louisiana residents have endured general economic malaise in recent years. Employment grew just 0.8% in 2002 and is currently in decline due to recession and local industrial weakness; meanwhile, unemployment jumped sharply to 7.2% in August 2003, well above the 6.1% national average.3 Overall, growth in service employment is allowing for slightly more economic diversity, but the state is still highly dependent on oil, gas and related petrochemical industries for jobs and income. Personal income levels are slowly increasing, but at just 81% of the national average the state lags by a wide margin, as it has done in the past. 4

Louisiana finances are governed by constitutional mandates for balanced budgets, expenditure limitations and other controls. Tax reform measures, passed in November 2002, further increased budget stability by raising taxes on higher incomes and eliminating certain federal income tax deductions and taxes on food, prescription drugs and residential utilities. Louisiana's favorable and improving credit factors are being somewhat challenged by its remaining budget issues, including health care, social services and education costs; continued dependence on the volatile oil and gas industry; declines in state tourism; and repayment of a $290 million federal Medicaid overpayment to the state's Department of Health and Hospitals.4 Nevertheless, Louisiana's recently instituted changes have enabled it to enjoy increased long-term stability and strong general fund liquidity under its current leadership.


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.





THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, "Louisiana, Tax Secured, General Obligation," RATINGSDIRECT, 4/29/03.


PORTFOLIO BREAKDOWN
Franklin Louisiana Tax-Free Income Fund
8/31/03
--------------------------------------
                           % OF TOTAL
                LONG-TERM INVESTMENTS
--------------------------------------
  Higher Education              18.2%
--------------------------------------
  Tax-Supported                 15.9%
--------------------------------------
  Utilities                     12.2%
--------------------------------------
  Hospital & Health Care        10.3%
--------------------------------------
  Subject to Government
    Appropriations               9.8%
--------------------------------------
  Prerefunded                    8.6%
--------------------------------------
  Housing                        6.7%
--------------------------------------
  General Obligation             5.3%
--------------------------------------
  Corporate-Backed               5.0%
--------------------------------------
  Other Revenue                  4.7%
--------------------------------------
  Transportation                 3.3%



                                                          Semiannual Report | 35

Performance Summary as of 8/31/03

FRANKLIN LOUISIANA TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.25            $11.30           $11.55
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2691
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.26            $11.39           $11.65
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2362



PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH           1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +0.13%           +3.08%         +25.06%           +65.52%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -4.10%           -1.30%          +3.66%            +4.71%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                      -0.44%          +4.05%            +4.92%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.43%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       7.26%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  4.13%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.76%
-----------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH           1-YEAR          5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.24%           +2.49%         +21.68%           +53.25%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -2.23%           +0.47%          +3.79%            +5.13%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                      +1.44%          +4.20%            +5.44%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          3.92%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.42%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.71%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.07%


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



36 |  Past performance does not guarantee future results.  |  Semiannual Report

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and Louisiana state personal income tax bracket of 38.90%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.



    Semiannual Report | Past performance does not guarantee future results. | 37

Franklin Maryland Tax-Free Income Fund


YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Maryland Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Maryland state personal income taxes through a portfolio consisting mainly of Maryland municipal bonds.1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA .... 53.7%
AA ..... 20.5%
A ...... 16.4%
BBB ....  9.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------



This semiannual report for Franklin Maryland Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.78 on February 28, 2003, to $11.52 on August 31, 2003. The Fund's Class A shares paid dividends totaling
26.64 cents per share for the same period.2 The Performance Summary beginning



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 94.



38 |  Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Maryland Tax-Free Income Fund
3/1/03-8/31/03

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                 -------------------------------
   MONTH                                           CLASS A            CLASS C
--------------------------------------------------------------------------------
   March                                          4.48 cents         3.95 cents
--------------------------------------------------------------------------------
   April                                          4.48 cents         3.95 cents
--------------------------------------------------------------------------------
   May                                            4.48 cents         3.95 cents
--------------------------------------------------------------------------------
   June                                           4.40 cents         3.91 cents
--------------------------------------------------------------------------------
   July                                           4.40 cents         3.91 cents
--------------------------------------------------------------------------------
   August                                         4.40 cents         3.85 cents
--------------------------------------------------------------------------------
   TOTAL                                         26.64 CENTS        23.52 CENTS


on page 41 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.39%. An investor in the 2003 maximum combined federal and Maryland state personal income tax bracket of 40.14% would need to earn a distribution rate of 7.33% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


STATE UPDATE

Maryland's highest-quality credit ratings of AAA and Aaa, assigned by independent credit rating agencies Standard & Poor's and Moody's Investors Service, reflect the state's many strengths.3 Its diverse, broad-based economy is experiencing soft employment growth, but within a milder overall downturn than most other states. The federal government sector served as a major stabilizing force when other employment sectors slowed. Unemployment, at just 4.2% in August 2003 compared to a 6.1% U.S. average, has been consistently below national levels for many years.4


3. These do not indicate ratings of the Fund.
4. Source: Bureau of Labor Statistics.


                                                          Semiannual Report | 39

PORTFOLIO BREAKDOWN
Franklin Maryland Tax-Free Income Fund
8/31/03

--------------------------------------
                           % OF TOTAL
                LONG-TERM INVESTMENTS
--------------------------------------
  Hospital & Health Care        22.1%
--------------------------------------
  Prerefunded                   13.8%
--------------------------------------
  Utilities                     13.4%
--------------------------------------
  General Obligation            13.1%
--------------------------------------
  Housing                       10.6%
--------------------------------------
  Higher Education              10.5%
--------------------------------------
  Transportation                 8.0%
--------------------------------------
  Subject to Government
   Appropriations                6.6%
--------------------------------------
  Tax-Supported                  1.4%
--------------------------------------
  Corporate-Backed               0.5%



As Maryland's economy and revenues -- especially income tax receipts -- weakened through fiscal years 2002 and 2003 to create shortfalls, the state used some of its reserves to balance operations. Although state management succeeded in balancing operations, expenditure pressures prompted one-time revenue use of $750 million in fiscal year 2003 and created new structural imbalances.5 The state used expenditure reductions, fund balance transfers, increased cigarette taxes and other small actions to close the remaining budget gaps. Maryland's one major budget increase, which involves a multi-year phase-in of billions of dollars earmarked for K-12 education, includes a legislative trigger clause that could stop the process, no matter how politically unpopular, if its affordability is not affirmed over the years.

The fiscal year 2004 budget is balanced, based on the assumption of 5.6% revenue growth over fiscal year 2003 estimates.5 Despite weak revenue growth in the past two fiscal years, Maryland's administration is anticipating ending fiscal year 2004 with a small surplus, due in part to Medicaid reimbursements and federal funds transfers for essential services. Additionally, expenditure reductions from fiscal year 2003 are being carried forward to the current year, on top of $135 million in new cuts and other measures.6 As persistent long-term spending pressures and potential operating deficits are slated to mount over the next few years, Maryland's considerable financial management capabilities are likely to be tested.


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.





THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

5. Source: Standard & Poor's, "Summary: Maryland; Tax Secured, General Obligation," RATINGSDIRECT, 7/14/03.

6. Source: Moody's Investors Service, "New Issue: Maryland (State of)," 7/11/03.



40 |  Semiannual Report

Performance Summary as of 8/31/03

FRANKLIN MARYLAND TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.26            $11.52           $11.78
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2664
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.26            $11.64           $11.90
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2352



PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH           1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +0.02%           +3.14%         +25.90%           +69.70%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -4.21%           -1.25%          +3.81%            +4.97%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                      -0.91%          +4.08%            +5.15%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.39%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       7.33%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.79%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.33%
-----------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH           1-YEAR          5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.24%           +2.57%         +22.56%           +55.61%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -2.20%           +0.56%          +3.94%            +5.32%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                      +0.92%          +4.21%            +5.54%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          3.93%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.56%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.38%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   5.65%


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



    Semiannual Report | Past performance does not guarantee future results. | 41

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.



CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and Maryland state and local personal income tax bracket of 40.14%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.



42 |  Past performance does not guarantee future results.  |  Semiannual Report

Franklin Missouri Tax-Free Income Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Missouri Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Missouri state personal income taxes through a portfolio consisting mainly of Missouri municipal bonds. 1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA ...................... 55.1%
AA ....................... 17.4%
A ........................ 16.6%
BBB ...................... 10.1%
Below Investment Grade ...  0.8%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------



This semiannual report for Franklin Missouri Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $12.23 on February 28, 2003, to $11.93 on August 31, 2003. The Fund's Class A shares paid dividends totaling
27.90 cents per share for the same period.2 The Performance Summary beginning on page 46 shows that at the end of this reporting period the Fund's Class A



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 99.



                                                          Semiannual Report | 43

DIVIDEND DISTRIBUTIONS*
Franklin Missouri Tax-Free Income Fund
3/1/03-8/31/03

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                --------------------------------
   MONTH                                           CLASS A            CLASS C
--------------------------------------------------------------------------------
   March                                          4.68 cents         4.14 cents
--------------------------------------------------------------------------------
   April                                          4.68 cents         4.14 cents
--------------------------------------------------------------------------------
   May                                            4.68 cents         4.14 cents
--------------------------------------------------------------------------------
   June                                           4.63 cents         4.12 cents
--------------------------------------------------------------------------------
   July                                           4.63 cents         4.12 cents
--------------------------------------------------------------------------------
   August                                         4.60 cents         3.94 cents
--------------------------------------------------------------------------------
   TOTAL                                         27.90 CENTS        24.60 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




shares' distribution rate was 4.43%. An investor in the 2003 maximum combined federal and Missouri state personal income tax bracket of 38.90% would need to earn a distribution rate of 7.25% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


STATE UPDATE

Missouri's budget flexibility is helping it hold up under the pressures of a flat job market and declining revenues. Growth in key industries that once offset steady contraction in the manufacturing sector -- especially trade, services, transportation and communications -- has softened over the past few years. This situation left Missouri with almost nonexistent overall employment growth rates from 2000 through August 2003. Unemployment has increased significantly from the state's historically low 3.0% rate reached in October 1999, climbing to 5.6% in August 2003 but remaining behind the 6.1% national average.3 Although personal income



3. Source: Bureau of Labor Statistics.



44 |  Semiannual Report
growth has remained favorable, in light of its lower cost of living, resident income levels are a little below average, with median household income at 91% of the nation's levels.4

Missouri's general revenues decreased due to the cooling economy in fiscal years 2002 and 2003. Revenues for fiscal year 2003 dropped about 3% from the previous year.4 Due to about $300 million in spending withheld by the governor throughout the year, however, the state expects to report break-even operations for 2003.4 The budget reserve fund, including cash and rainy day funds, is projected to hold steady at $450 million in calendar years 2003 and 2004.4 The state's fiscal year 2004 budget, enacted June 30, 2003, calls for balanced operations with no major tax increases.

Standard & Poor's, an independent credit rating agency, assigned Missouri the highest AAA rating, citing reasons such as the state's diverse economic base, very low debt burden of about $300 per capita, strong budget reserve fund, and excellent financial management that is prepared to make deep midyear budget cuts to preserve balanced operations.5 Despite the specter of continued economic doldrums and tempered revenue collections, Missouri's outlook is stable, reflecting the expectation that the state will remain well positioned given its reserves and conservative fiscal policy.


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.





THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

4. Source: Standard & Poor's, "Summary: Missouri; Appropriation, Appropriation," RATINGSDIRECT, 7/18/03.
5. Source: Standard & Poor's, "Summary: Missouri," RATINGSDIRECT, 5/8/03. This does not indicate a rating of the Fund.


PORTFOLIO BREAKDOWN
Franklin Missouri Tax-Free Income Fund
8/31/03

--------------------------------------
                           % OF TOTAL
                LONG-TERM INVESTMENTS
--------------------------------------
  Hospital & Health Care        21.4%
--------------------------------------
  Transportation                16.6%
--------------------------------------
  Higher Education              11.3%
--------------------------------------
  Prerefunded                    8.7%
--------------------------------------
  Utilities                      8.3%
--------------------------------------
  Other Revenue                  8.2%
--------------------------------------
  General Obligation             6.5%
--------------------------------------
  Housing                        5.6%
--------------------------------------
  Subject to Government
   Appropriations                4.9%
--------------------------------------
  Tax-Supported                  4.8%
--------------------------------------
  Corporate-Backed               3.7%



                                                          Semiannual Report | 45

Performance Summary as of 8/31/03

FRANKLIN MISSOURI TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.30            $11.93           $12.23
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2790
------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.30            $11.99           $12.29
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2460



PERFORMANCE
------------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH           1-YEAR          5-YEAR           10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.21%           +2.90%         +25.21%           +69.30%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -4.43%           -1.48%          +3.70%            +4.95%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                      -1.13%          +3.99%            +5.07%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.43%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       7.25%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  4.11%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.73%
------------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH           1-YEAR          5-YEAR    INCEPTION (5/1/95)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.48%           +2.34%         +21.82%           +54.58%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -2.41%           +0.37%          +3.82%            +5.23%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                      +0.65%          +4.13%            +5.49%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          3.90%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.39%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.71%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.07%


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



46 |  Past performance does not guarantee future results.  |  Semiannual Report

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and Missouri state personal income tax bracket of 38.90%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.





    Semiannual Report | Past performance does not guarantee future results. | 47

Franklin North Carolina Tax-Free Income Fund


YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin North Carolina Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and North Carolina state personal income taxes through a portfolio consisting mainly of North Carolina municipal bonds. 1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA .... 56.1%
AA ..... 14.1%
A ...... 16.4%
BBB .... 13.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------



This semiannual report for Franklin North Carolina Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $12.24 on February 28, 2003, to $11.94 on August 31, 2003. The Fund's Class A shares paid dividends totaling
27.73 cents per share for the same period.2 The Performance Summary beginning on page 52 shows that at the end of this reporting period the Fund's Class A



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 106.



48 |  Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin North Carolina Tax-Free Income Fund
3/1/03-8/31/03

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                --------------------------------
   MONTH                                           CLASS A            CLASS C
--------------------------------------------------------------------------------
   March                                          4.64 cents         4.09 cents
--------------------------------------------------------------------------------
   April                                          4.64 cents         4.09 cents
--------------------------------------------------------------------------------
   May                                            4.64 cents         4.09 cents
--------------------------------------------------------------------------------
   June                                           4.64 cents         4.11 cents
--------------------------------------------------------------------------------
   July                                           4.64 cents         4.11 cents
--------------------------------------------------------------------------------
   August                                         4.53 cents         3.88 cents
--------------------------------------------------------------------------------
   TOTAL                                         27.73 CENTS        24.37 CENTS



shares' distribution rate was 4.36%. An investor in the 2003 maximum combined federal and North Carolina state personal income tax bracket of 40.36% would need to earn a distribution rate of 7.31% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


STATE UPDATE

North Carolina's economy continues to be affected by the sluggish national economy. Unemployment rates, at 6.5% in August 2003 compared with the 6.1% national average, remain somewhat high, and the state's labor force continues to show weakness with declines recorded in 2002 and the first half of 2003.3 Most of the economic weakness is attributable to manufacturing employment, which has declined for the last five years but still accounts for a significant 20% of employment. 4


3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, "Summary: North Carolina; Tax Secured, General Obligation," RATINGSDIRECT, 8/4/03.




                                                          Semiannual Report | 49

PORTFOLIO BREAKDOWN
Franklin North Carolina Tax-Free
Income Fund
8/31/03

--------------------------------------
                           % OF TOTAL
                LONG-TERM INVESTMENTS
--------------------------------------
  Utilities                     16.9%
--------------------------------------
  Hospital & Health Care        16.0%
--------------------------------------
  Transportation                11.2%
--------------------------------------
  Subject to Government
   Appropriations               10.8%
--------------------------------------
  Prerefunded                   10.3%
--------------------------------------
  General Obligation             8.9%
--------------------------------------
  Higher Education               6.9%
--------------------------------------
  Housing                        6.6%
--------------------------------------
  Other Revenue                  5.6%
--------------------------------------
  Corporate-Backed               4.9%
--------------------------------------
  Tax-Supported                  1.9%


North Carolina finances have been under substantial pressure for the past several years, and reserve funds have been depleted. The state has been reacting to budget imbalances since fiscal year 2001 and has taken timely action to correct such issues, including difficult and politically unpopular revenue and spending revisions. Governor Easley reduced spending in several areas to offset a revenue shortfall resulting primarily from declining tax receipts, and the state expects to end the year in balance. The recently approved budget for the fiscal year 2004-2005 biennium is balanced largely by continued revenue enhancements, including sales tax and income tax increases.

North Carolina, like many states, has shifted to bonding instead of pay-as-you-go funding as revenue performance has weakened. State administrators recently introduced a comprehensive debt affordability model to deal with growing bond authorizations. Health care, Medicaid and other social service programs remain a budget drain without a solution; with growth in these areas far outpacing the inflation rate, reprioritizing resources will be an ongoing exercise. The state's debt burden is low at $493 per capita and 1.8% of personal income. Debt service is also low at less than 2% of general fund spending. Debt levels will increase as $3 billion of newly authorized debt is gradually issued, but debt burden is expected to remain manageable.4

With its swift and effective response to a multiyear budget imbalance, North Carolina's credit outlook has remained stable. The state is implementing tough decisions and revising its spending and revenue methods to fill or prevent budget gaps, an important credit consideration for its highest quality, AAA rating by Standard & Poor's, an independent credit rating agency.5 North Carolina's future credit direction will be tied to the rebuilding of reserves, and its progress in returning structural balance to the budget in fiscal year 2004.


5. This does not indicate Standard & Poor's rating of the Fund.



50 |  Semiannual Report

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.





THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



                                                          Semiannual Report | 51

Performance Summary as of 8/31/03

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.30            $11.94           $12.24
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2773
------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.30            $12.05           $12.35
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2437



PERFORMANCE
------------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH           1-YEAR          5-YEAR           10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.22%           +3.10%         +25.36%           +66.28%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -4.44%           -1.30%          +3.72%            +4.76%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                      -1.03%          +3.99%            +4.91%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.36%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       7.31%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  4.08%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.84%
------------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH           1-YEAR          5-YEAR    INCEPTION (5/1/95)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              -0.49%           +2.60%         +22.06%           +53.87%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -2.41%           +0.63%          +3.87%            +5.17%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                      +0.66%          +4.14%            +5.42%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          3.83%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.42%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.61%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.05%


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




52 |  Past performance does not guarantee future results.  |  Semiannual Report

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and North Carolina state personal income tax bracket of 40.36%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.



    Semiannual Report | Past performance does not guarantee future results. | 53

Franklin Virginia Tax-Free Income Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Virginia Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Virginia state personal income taxes through a portfolio consisting mainly of Virginia municipal bonds. 1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA .......................  55.6%
AA ........................  18.4%
A .........................  15.3%
BBB .......................   8.7%
Below Investment Grade ....   2.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------



This semiannual report for Franklin Virginia Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.64 on February 28, 2003, to $11.45 on August 31, 2003. The Fund's Class A shares paid dividends totaling
26.16 cents per share for the same period.2 The Performance Summary beginning



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 113.



54 |  Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Virginia Tax-Free Income Fund
3/1/03-8/31/03

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                --------------------------------
   MONTH                                           CLASS A            CLASS C
--------------------------------------------------------------------------------
   March                                          4.37 cents         3.85 cents
--------------------------------------------------------------------------------
   April                                          4.37 cents         3.85 cents
--------------------------------------------------------------------------------
   May                                            4.37 cents         3.85 cents
--------------------------------------------------------------------------------
   June                                           4.35 cents         3.81 cents
--------------------------------------------------------------------------------
   July                                           4.35 cents         3.81 cents
--------------------------------------------------------------------------------
   August                                         4.35 cents         3.80 cents
--------------------------------------------------------------------------------
   TOTAL                                         26.16 CENTS        22.97 CENTS


on page 58 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.36%. An investor in the 2003 maximum combined federal and Virginia state personal income tax bracket of 38.74% would need to earn a distribution rate of 7.12% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


COMMONWEALTH UPDATE

Despite a long-suffering job market and rising debt levels, Virginia's economy and fiscal health are relatively stable largely due to diversification and sound financial management. Job growth in the commonwealth has been flat since 2001, with waning construction, manufacturing, information technology and telecommunications sectors impeding the economy most. However, through the resilience of its service-related industries, particularly education and health services, Virginia's unemployment levels remained substantially below average at




                                                          Semiannual Report | 55

PORTFOLIO BREAKDOWN
Franklin Virginia Tax-Free Income Fund
8/31/03

-------------------------------------
                           % OF TOTAL
                LONG-TERM INVESTMENTS
-------------------------------------
  Utilities                     20.6%
-------------------------------------
  Transportation                17.6%
-------------------------------------
  General Obligation            13.0%
-------------------------------------
  Hospital & Health Care        11.0%
-------------------------------------
  Other Revenue                  8.2%
-------------------------------------
  Housing                        7.2%
-------------------------------------
  Higher Education               6.2%
-------------------------------------
  Tax-Supported                  4.5%
-------------------------------------
  Corporate-Backed               4.4%
-------------------------------------
  Subject to Government
    Appropriations               4.3%
-------------------------------------
  Prerefunded                    3.0%



3.7% in August 2003 compared with 6.1% nationwide.3 Local government hiring continued to expand, offsetting declines at state levels, and federal/military employment fueled by increased defense spending has stabilized the employment base and income levels.

Although reserves were built up in fiscal years 1996-2000, they were drained significantly during the 2001-2002 and 2003-2004 biennia, resulting in a combined $6 billion revenue shortfall and budget gap.4 Early in fiscal year 2003, revenue estimates showed the budget for the current biennium posting a shortfall of more than $2 billion.4 In addition, Virginia's tax receipts -- 84% of revenues -- are coming in significantly weaker than originally budgeted.4 To cover the large remaining difference, the commonwealth's legislature adopted a budget bill that included a combined $1.2 billion of reductions, translating into leaner spending agendas and a wave of layoffs within state agencies.5 Furthermore, the use of stabilization reserves, transference of resources into the general fund, various fee hikes and other measures, including non-recurring fixes such as drawing down the rainy day fund, added to an immediate solution designed to help cover the remaining budget gap while stabilizing the budget for the future.

Independent credit rating agencies Standard & Poor's and Moody's Investors Service assigned Virginia their highest quality credit ratings of AAA and Aaa; however, Moody's outlook for the commonwealth's general obligation bonds is negative, based on severe fiscal pressures brought on by a slow economy and a



3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, "Summary: Virginia; Tax Secured, General Obligation," RATINGSDIRECT, 6/4/03.
5. Source: Moody's Investors Service, "New Issue: Virginia (Commonwealth of)," 6/3/03.




56 |  Semiannual Report
significant revenue shortfall in the face of rising debt maintenance.6 To its favor, prompt revenue forecasts and budget shortfall remedies display the commonwealth's recognition of the severity of its fiscal stress and commitment to sound financial management.


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.





THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

6. These do not indicate ratings of the Fund.



                                                          Semiannual Report | 57

Performance Summary as of 8/31/03

FRANKLIN VIRGINIA TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
-------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
-------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.19            $11.45           $11.64
-------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2616
-------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
-------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.19            $11.55           $11.74
-------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2297



PERFORMANCE
-------------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH           1-YEAR          5-YEAR           10-YEAR
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +0.59%           +3.10%         +22.84%           +64.62%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -3.72%           -1.31%          +3.30%            +4.65%
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                      -0.90%          +3.56%            +4.78%
-------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.36%
-------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       7.12%
-------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  4.06%
-------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.63%
-------------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH           1-YEAR          5-YEAR    INCEPTION (5/1/95)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +0.31%           +2.62%         +19.65%           +50.53%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -1.68%           +0.60%          +3.45%            +4.91%
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                      +0.88%          +3.68%            +5.13%
-------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          3.91%
-------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.38%
-------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.65%
-------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   5.96%


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



58 |  Past performance does not guarantee future results.  |  Semiannual Report

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum combined offering price per share on 8/31/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum federal and Virginia state personal income tax bracket of 38.74%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.




    Semiannual Report | Past performance does not guarantee future results. | 59

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                       ------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        AUGUST 31, 2003                  YEAR ENDED FEBRUARY 28,
CLASS A                                                   (UNAUDITED)    2003         2002       2001        2000        1999
                                                       ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................      $11.50     $11.22       $11.08     $10.62      $11.68      $11.98
                                                       ------------------------------------------------------------------------
Income from investment operations:

 Net investment income a .............................         .26        .54          .56        .58         .61         .62

 Net realized and unrealized gains (losses) ..........        (.21)       .28          .14        .47       (1.06)       (.25)
                                                       ------------------------------------------------------------------------

Total from investment operations .....................         .05        .82          .70       1.05        (.45)        .37
                                                       ------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............................        (.26)      (.54)        (.56)      (.59)       (.60)       (.62)

 Net realized gains ..................................          --         --           --         --        (.01)       (.05)
                                                       ------------------------------------------------------------------------

Total distributions ..................................        (.26)      (.54)        (.56)      (.59)       (.61)       (.67)
                                                       ------------------------------------------------------------------------

Net asset value, end of period .......................      $11.29     $11.50       $11.22     $11.08      $10.62      $11.68
                                                       ------------------------------------------------------------------------

Total return b .......................................         .43%      7.55%        6.49%     10.11%      (3.92)%      3.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................    $225,531   $228,746     $215,649   $210,198    $203,256    $238,670

Ratios to average net assets:

 Expenses ............................................         .71%c      .73%         .73%       .73%        .72%        .71%

 Net investment income ...............................        4.48%c     4.81%        5.05%      5.32%       5.46%       5.23%

Portfolio turnover rate ..............................        6.04%     17.10%        9.94%     11.12%      20.99%       8.67%

a Based on average shares outstanding beginning with year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.




60 |  Semiannual Report

Franklin Tax-Free Trust

FRANKLIN ALABAMA TAX-FREE INCOME FUND (CONTINUED)

                                                       -------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        AUGUST 31, 2003                YEAR ENDED FEBRUARY 28,
CLASS C                                                   (UNAUDITED)    2003         2002       2001        2000        1999
                                                       -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............         $11.58     $11.29       $11.14     $10.68      $11.74      $12.04
                                                       -------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..........................            .23        .49          .50        .52         .55         .56

 Net realized and unrealized gains (losses) .......           (.21)       .28          .15        .47       (1.06)       (.25)
                                                       -------------------------------------------------------------------------
Total from investment operations ..................            .02        .77          .65        .99        (.51)        .31
                                                       -------------------------------------------------------------------------

Less distributions from:

 Net investment income ............................           (.23)      (.48)        (.50)      (.53)       (.54)       (.56)

 Net realized gains ...............................             --         --           --         --        (.01)       (.05)
                                                       -------------------------------------------------------------------------

Total distributions ...............................           (.23)      (.48)        (.50)      (.53)       (.55)       (.61)
                                                       -------------------------------------------------------------------------
Net asset value, end of period ....................         $11.37     $11.58       $11.29     $11.14      $10.68      $11.74
                                                       -------------------------------------------------------------------------

Total return b ....................................            .14%      7.01%        5.96%      9.46%      (4.46)%      2.62%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................        $28,740    $25,258      $18,462    $14,475     $14,056     $14,895

Ratios to average net assets:

 Expenses .........................................           1.29%c     1.26%        1.28%      1.28%       1.27%       1.27%

 Net investment income ............................           3.90%c     4.28%        4.50%      4.77%       4.91%       4.67%

Portfolio turnover rate ...........................           6.04%     17.10%        9.94%     11.12%      20.99%       8.67%


a Based on average shares outstanding beginning with year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.


                     Semiannual Report | See notes to financial statements. | 61

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.8%
  Alabama Building Renovation Finance Authority Revenue, Refunding, AMBAC Insured, 5.625%,
    9/01/24 ............................................................................     $  2,500,000   $    2,588,575
  Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A, AMBAC
    Insured, 5.25%, 8/15/24 ............................................................        1,805,000        1,832,003
  Alabama HFA, SFMR,
     Series A-2, GNMA Secured, 6.80%, 4/01/25 ..........................................          865,000          887,654
     Series D-2, GNMA Secured, 5.75%, 10/01/23 .........................................        1,480,000        1,514,913
  Alabama State Docks Department Docks Facilities Revenue,
     MBIA Insured, 6.30%, 10/01/21 .....................................................        4,500,000        4,960,350
     Refunding, MBIA Insured, 5.50%, 10/01/22 ..........................................        1,000,000        1,047,640
  Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, 12/01/23         2,000,000        1,879,560
  Alabama Water Pollution Control Authority Revenue, FundLoan, Series A, AMBAC Insured, 5.00%,
    8/15/23 ............................................................................        4,435,000        4,434,867
  Alabaster GO, wts., AMBAC Insured, 5.00%,
     9/01/24 ...........................................................................        3,470,000        3,456,571
     9/01/27 ...........................................................................        1,500,000        1,481,415
  Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 9/01/14 .................        2,215,000        2,358,510
  Athens Electric Revenue, wts., MBIA Insured, 6.00%, 6/01/25 ..........................        1,000,000        1,081,450
  Auburn GO, FSA Insured, 5.00%, 1/01/24 ...............................................        1,500,000        1,494,210
  Baldwin County Eastern Shore Health Care Authority Hospital Revenue, 5.75%, 4/01/27 ..        1,000,000          915,710
  Bessemer Medical Clinic Board Revenue, Bessemer Carraway Center, Refunding, Series A, MBIA
    Insured, 7.25%, 4/01/15 ............................................................        1,000,000        1,004,660
  Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue, Baptist
     Health System Inc., Refunding, MBIA Insured, 5.875%,
     11/15/19 ..........................................................................        3,500,000        3,771,950
     11/15/26 ..........................................................................        2,000,000        2,125,460
  Birmingham GO, Refunding and Capital Improvement, Series B, AMBAC Insured, 5.00%,
    12/01/32 ...........................................................................        2,000,000        1,966,640
  Birmingham Southern College Private Educational Building Authority Tuition Revenue, Refunding,
    5.35%, 12/01/19 ....................................................................        1,000,000        1,013,120
  Birmingham Special Care Facilities Financing Authority Revenue, Health Care, Medical Center
    East, MBIA Insured, 7.00%, 7/01/12 .................................................        1,200,000        1,200,000
  Camden IDB, PCR, Facilities Revenue, MacMillian Bloedel Project, Refunding, Series A, 7.75%,
    5/01/09 ............................................................................        3,250,000        3,250,000
  Clarke and Mobile Counties Gas District Revenue, AMBAC Insured, 5.875%, 12/01/23 .....        4,000,000        4,320,280
  Coffee County PBA, Building Revenue,
     MBIA Insured, 5.00%, 9/01/27 ......................................................        2,145,000        2,118,423
     wts., FSA Insured, 6.10%, 9/01/16 .................................................        1,000,000        1,142,060
  Courtland IDBR,
     Environmental Improvement Revenue, Champion International Corp. Project, Refunding,
     6.40%, 11/01/26 ...................................................................        2,000,000        2,043,720
     Solid Waste Disposal Revenue, Champion International Corp. Project, Series A, 6.50%,
      9/01/25 ..........................................................................        5,000,000        5,151,750
  Culman and Jefferson County Gas District Gas Revenue, MBIA Insured, 5.85%, 7/01/24 ...        2,000,000        2,158,280



62 |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
     5.45%, 9/01/14 ....................................................................     $  2,000,000   $    2,032,740
     Series A, 6.70%, 12/01/24 .........................................................        3,500,000        3,619,280
  Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 .........................        1,415,000        1,465,204
  Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ............................        1,000,000        1,021,170
  Gulf Shores GO, wts., Refunding, AMBAC Insured, 6.00%, 9/01/21 .......................        1,935,000        2,118,631
  Houston County Health Care Authority Revenue,
     AMBAC Insured, 6.125%, 10/01/25 ...................................................        1,000,000        1,103,220
     AMBAC Insured, 6.25%, 10/01/30 ....................................................        3,150,000        3,495,964
     Southeast Medical Center, MBIA Insured, 6.125%, 10/01/12 ..........................        2,070,000        2,098,587
  Huntsville Capital Improvement GO,  Series A, AMBAC Insured, 5.00%, 2/01/23 ..........        1,000,000          999,950
  Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
     5.40%, 6/01/22 ....................................................................        4,000,000        4,131,000
     5.50%, 6/01/27 ....................................................................        3,820,000        3,963,594
  Huntsville PBA, Lease Revenue, Municipal Justice and Public Safety Center, MBIA Insured, 5.00%,
     10/01/25 ..........................................................................        5,000,000        4,960,200
     10/01/29 ..........................................................................        4,000,000        3,942,520
  Jacksonville State University Revenue, Tuition and Fee, MBIA Insured, 5.00%, 12/01/22         3,000,000        3,010,320
  Jasper County Waterworks and Sewer Board Water and Sewer Revenue, AMBAC Insured, 6.15%,
    6/01/14 ............................................................................        1,000,000        1,057,790
  Jefferson County Sewer Revenue,
     Capital Improvement wts., Series A, FGIC Insured, 5.375%, 2/01/36 .................        6,000,000        6,738,240
     Capital Improvement wts., Series A, FGIC Insured, 5.00%, 2/01/33 ..................        2,385,000        2,640,481
     Capital Improvement wts., Series A, FGIC Insured, Pre-Refunded, 5.00%, 2/01/33 ....        2,615,000        2,881,338
     Series D, FGIC Insured, 5.00%, 2/01/32 ............................................        4,000,000        4,347,120
     wts., ETM, 7.50%, 9/01/13                                                                    200,000          205,564
     wts., Series D, FGIC Insured, 5.75%, 2/01/27 ......................................        6,000,000        6,744,960
  Lauderdale County and Florence Health Care Authority Revenue, Coffee Health Group, Series A,
    MBIA Insured,
     5.625%, 7/01/21 ...................................................................        3,000,000        3,169,500
     5.375%, 7/01/29 ...................................................................        1,905,000        2,160,003
     5.375%, 7/01/29 ...................................................................        3,095,000        3,159,128
  Madison GO, wts.,
     AMBAC Insured, 5.35%, 2/01/26 .....................................................        2,410,000        2,453,958
     MBIA Insured, 6.00%, 4/01/23 ......................................................        2,000,000        2,160,200
     Series B, MBIA Insured, Pre-Refunded, 6.25%, 2/01/15 ..............................        1,560,000        1,624,350
  Marshall County Health Care Authority Hospital Revenue, Series A, 5.75%, 1/01/32 .....        2,170,000        2,160,777
  Mobile County Board School Commissioners GO, Capital Outlay wts., Series B, AMBAC Insured,
     5.10%, 3/01/22 ....................................................................        2,265,000        2,286,042
     5.125%, 3/01/31 ...................................................................        8,230,000        8,237,572
  Mobile Housing Assistance Corp. MFHR, Refunding, Series  A, FSA Insured, 7.625%, 2/01/21      1,275,000        1,277,856
  Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and Clinic,
    Refunding, AMBAC Insured, 6.00%, 3/01/26 ...........................................        6,000,000        6,436,620
  Morgan County Decatur Health Care Authority Hospital Revenue, Decatur General Hospital,
    Refunding, Connie Lee Insured, 6.375%, 3/01/24 .....................................        5,750,000        5,986,900



                                                          Semiannual Report | 63

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Morgan County Warrants, MBIA Insured, 4.50%, 4/01/23 .................................     $  3,810,000   $    3,563,341
  Moulton Water Works Board Water Revenue, MBIA Insured, 5.375%, 1/01/32 ...............        1,935,000        1,960,097
  Muscle Shoals GO,
     Refunding, wts., MBIA Insured, 5.80%, 8/01/16 .....................................        1,725,000        1,882,872
     Refunding, wts., MBIA Insured, 5.90%, 8/01/25 .....................................        7,000,000        7,591,500
     wts., MBIA Insured, 5.50%, 8/01/30 ................................................        2,150,000        2,217,059
  Oneonta Utilities Board Utility Revenue, FSA Insured, 6.90%, 11/01/24 ................          230,000          248,053
  Oxford GO, School wts., AMBAC Insured, 6.00%, 5/01/30 ................................        4,275,000        4,733,109
  Puerto Rico Commonwealth GO, Public Improvement,
     Refunding, FSA Insured, 5.25%, 7/01/27 ............................................        2,500,000        2,569,200
     Refunding, FSA Insured, 5.125%, 7/01/30 ...........................................        3,000,000        3,033,510
     Series A, 5.125%, 7/01/31 .........................................................        5,000,000        4,952,050
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     Refunding, Series H, 5.00%, 7/01/28 ...............................................        4,000,000        3,905,240
     Series G, 5.00%, 7/01/33 ..........................................................        3,000,000        2,913,780
  Puerto Rico Commonwealth Urban Renewal and Housing Corp. Revenue, Commonwealth
    Appropriation, Refunding, 7.875%, 10/01/04 .........................................           85,000           85,436
  Puerto Rico Electric Power Authority Revenue, Series II, FSA Insured, 5.125%, 7/01/26         5,000,000        5,082,650
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.25%, 7/01/27 .............        3,065,000        3,084,126
  Russellville GO, wts., Refunding, MBIA Insured, 5.75%, 12/01/26 ......................        2,500,000        2,662,950
  Sheffield GO, wts. 5.125%, 5/01/33 ...................................................        2,610,000        2,612,767
  St. Clair County Board of Education, School Tax Anticipation wts., Series C, FSA Insured, 5.85%,
    2/01/29 ............................................................................        4,815,000        5,209,782
  Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/25 ....................................        1,700,000        1,746,121
  Tallassee GO, Water, Gas and Sewer wts., AMBAC Insured, 5.25%, 5/01/31 ...............        1,135,000        1,145,930
  Troy State University Student Fee Revenue, MBIA Insured, 5.00%, 11/01/21 .............        2,215,000        2,234,293
  University of Montavello Revenue, FSA Insured, 5.30%, 5/01/22 ........................        1,940,000        1,994,087
  University of North Alabama Revenue, General Fee, Series A, FSA Insured, 5.375%, 11/01/17     4,395,000        4,629,385
  Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital, Series A,
    5.65%, 11/01/22 ....................................................................        3,465,000        3,082,083
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/13 ..........................................................................        1,700,000        1,759,347
     10/01/22 ..........................................................................        2,300,000        2,294,503
  Warrior River Water Authority Water Revenue, FSA Insured,
     5.40%, 8/01/29 ....................................................................        4,250,000        4,340,780
     5.50%, 8/01/34 ....................................................................        4,735,000        4,777,710
                                                                                                             --------------
  TOTAL LONG TERM INVESTMENTS (COST $240,647,026) ......................................                       251,202,311
                                                                                                             --------------




64 |  Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS .2%
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
    AMBAC Insured, Weekly VRDN and Put, .85%, 7/01/28 ..................................     $    500,000    $     500,000
                                                                                                             --------------
  TOTAL SHORT TERM INVESTMENTS (COST $500,000) .........................................                           500,000
                                                                                                             --------------
  TOTAL INVESTMENTS (COST $241,147,026) 99.0% ..........................................                       251,702,311
  OTHER ASSETS, LESS LIABILITIES 1.0% ..................................................                         2,569,249
                                                                                                             --------------
  NET ASSETS 100.0% ....................................................................                     $ 254,271,560
                                                                                                             --------------


See Glossary of terms on page 117.
a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                     Semiannual Report | See notes to financial statements. | 65

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 2003                  YEAR ENDED FEBRUARY 28,
CLASS A                                                (UNAUDITED)      2003        2002        2001         2000        1999
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............        $11.97      $11.71      $11.54      $10.89       $11.91      $11.87
                                                     -------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .........................           .28         .57         .59         .61          .61         .62

 Net realized and unrealized gains (losses) ......          (.28)        .26         .18          .64       (1.02)        .05
                                                     -------------------------------------------------------------------------

Total from investment operations .................            --         .83         .77        1.25         (.41)        .67
                                                     -------------------------------------------------------------------------

Less distributions from:

 Net investment income ...........................          (.28)       (.57)       (.60)       (.60)        (.61)       (.62)

 Net realized gains ..............................            --          --          --          --           --d       (.01)
                                                     -------------------------------------------------------------------------

Total distributions ..............................          (.28)       (.57)       (.60)       (.60)        (.61)       (.63)
                                                     -------------------------------------------------------------------------

Net asset value, end of period ...................        $11.69      $11.97      $11.71      $11.54       $10.89      $11.91
                                                     -------------------------------------------------------------------------

Total return b ...................................          (.05)%      7.32%       6.83%      11.77%       (3.54)%      5.75%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................    $1,543,560  $1,624,544  $1,609,946  $1,538,593   $1,509,624  $1,785,720

Ratios to average net assets:

 Expenses ........................................           .61%c       .61%        .62%        .62%         .62%        .61%

 Net investment income ...........................          4.63%c      4.87%       5.05%       5.41%        5.37%       5.19%

Portfolio turnover rate ..........................          2.11%      16.84%      13.91%      12.05%       26.39%       7.66%



a Based on average shares outstanding beginning with year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.
d The Fund made a capital gain distribution of $.0009.



66 |  Semiannual Report

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND (CONTINUED)

                                                      ---------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        AUGUST 31, 2003              YEAR ENDED FEBRUARY 28,
CLASS B                                                   (UNAUDITED)      2003       2002        2001        2000 D
                                                      ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $12.04       $11.77     $11.58      $10.90      $10.83
                                                      ---------------------------------------------------------------

Income from investment operations:

 Net investment income a ...........................           .25          .51        .52         .55         .05

 Net realized and unrealized gains (losses) ........          (.29)         .27        .20         .67         .07
                                                      ---------------------------------------------------------------

Total from investment operations ...................          (.04)         .78        .72        1.22         .12
                                                      ---------------------------------------------------------------

Less distributions from:

 Net investment income .............................          (.24)        (.51)      (.53)       (.54)       (.05)
                                                      ---------------------------------------------------------------

Total distributions ................................          (.24)        (.51)      (.53)       (.54)       (.05)
                                                      ---------------------------------------------------------------

Net asset value, end of period .....................        $11.76       $12.04     $11.77      $11.58      $10.90
                                                      ---------------------------------------------------------------

Total return b .....................................          (.33)%       6.78%      6.38%      11.42%       1.07%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................       $67,484      $55,167    $30,875      $7,412        $304

Ratios to average net assets:

 Expenses ..........................................          1.16%c       1.16%      1.17%       1.17%       1.17%c

 Net investment income .............................          4.08%c       4.32%      4.50%       4.81%       5.32%c

Portfolio turnover rate ............................          2.11%       16.84%     13.91%      12.05%      26.39%


a Based on average shares outstanding beginning with year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.

d For the period February 1, 2000 (effective date) to February 29, 2000 for Class B. .




                                                          Semiannual Report | 67

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND (CONTINUED)

                                                      -------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        AUGUST 31, 2003                  YEAR ENDED FEBRUARY 28,
CLASS C                                                  (UNAUDITED)     2003         2002       2001        2000        1999
                                                      -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............         $12.09     $11.83       $11.65     $10.98      $12.01      $11.96
                                                      -------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..........................            .25        .51          .53        .55         .55         .55

 Net realized and unrealized gains (losses) .......           (.29)       .26          .18        .66       (1.04)        .06
                                                      -------------------------------------------------------------------------

Total from investment operations ..................           (.04)       .77          .71       1.21        (.49)        .61
                                                      -------------------------------------------------------------------------

Less distributions from:

 Net investment income ............................           (.24)      (.51)        (.53)      (.54)       (.54)       (.55)

 Net realized gains ...............................             --         --           --         --         --c        (.01)
                                                      -------------------------------------------------------------------------

Total distributions ...............................           (.24)      (.51)        (.53)      (.54)       (.54)       (.56)
                                                      -------------------------------------------------------------------------

Net asset value, end of period ....................         $11.81     $12.09       $11.83     $11.65      $10.98      $12.01
                                                      -------------------------------------------------------------------------

Total return b ....................................           (.34)%     6.66%        6.26%     11.26%      (4.14)%      5.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................       $116,483   $113,644      $90,895    $74,194     $72,135     $82,596

Ratios to average net assets:

 Expenses .........................................           1.15%c     1.16%        1.17%      1.17%       1.17%       1.17%

 Net investment income ............................           4.09%c     4.32%        4.51%      4.86%       4.83%       4.63%

Portfolio turnover rate ...........................           2.11%     16.84%       13.91%     12.05%      26.39%       7.66%


a Based on average shares outstanding beginning with year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c The fund made a capital gain distribution of $.0009.



68 |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)


----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.9%
  BONDS 92.6%
  Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital, Series A,
   MBIA Insured, 5.80%, 12/01/26 .......................................................   $  10,000,000   $    10,619,700
  Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/21 .......................       2,000,000         2,021,200
  Bay County Hospital System Revenue, Bay Medical Center Project, Pre-Refunded, 8.00%,
    10/01/12 ...........................................................................       9,520,000        10,217,530
  Brevard County Health Facilities Authority Health Care Facilities Revenue, Health
    First Inc. Project, 5.00%, 4/01/26 .................................................       5,000,000         4,953,050
  Brevard County Housing Finance Authority SFMR, Multi-County Program, GNMA Secured,
    6.40%,9/01/30 ......................................................................       1,780,000         1,850,719
  Brevard County School Board COP, Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 ..       4,415,000         4,904,800
  Brevard County Shool Board COP, AMBAC Insured, 5.00%, 7/01/26 ........................      10,000,000         9,932,000
  Broward County Educational Facilities Authority Revenue, Nova Southeastern University
    Project, Refunding, Connie Lee Insured, 6.125%, 4/01/17 ............................       2,250,000         2,348,055
  Broward County Health Facilities Authority Revenue, Catholic Health Services, Refunding,
    5.50%, 8/15/20 .....................................................................       9,360,000         9,558,526
  Broward County HFA,
     MFHR, Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 .............       3,000,000         2,929,620
     MFHR, Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 ....................       1,990,000         2,002,497
     MFHR, Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 .....................       5,775,000         5,807,860
     MFHR, Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 .....................       1,000,000           961,910
     MFHR, Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 ......................       2,000,000         1,911,820
     Series D, 6.90%, 6/01/09 ..........................................................          95,000            95,344
     Series D, 7.375%, 6/01/21 .........................................................         375,000           376,016
  Broward County Professional Sports Facilities Tax Revenue, Civic Arena Project, Series A,
    MBIA Insured,
     5.75%, 9/01/21 ....................................................................       5,000,000         5,360,500
     5.625%, 9/01/28 ...................................................................      10,000,000        10,528,200
  Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/26 ...............      21,500,000        21,353,800
  Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 ..............       3,500,000         3,401,405
  Celebration CDD, Special Assessment,
     MBIA Insured, 6.00%, 5/01/10 ......................................................       3,050,000         3,165,778
     MBIA Insured, 6.10%, 5/01/16 ......................................................       2,220,000         2,305,714
     Series A, MBIA Insured, 5.50%, 5/01/18 ............................................       1,470,000         1,560,082
  Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.25%,
    8/15/23 ............................................................................      10,245,000        10,297,249
  Clay County School Board COP, Master Lease Program, MBIA Insured, 5.00%, 7/01/24 .....       2,980,000         2,982,086
  Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA Insured,
    6.50%, 10/01/25 ....................................................................       2,630,000         2,658,430
  Clermont Water and Sewer Revenue, Refunding, FSA Insured, 5.375%, 12/01/30 ...........       5,000,000         5,101,750
  Crossing At Fleming Island CDD, Florida Special Assessment Revenue, Refunding, Series B,
    MBIA Insured, 5.80%, 5/01/16 .......................................................       5,980,000         6,653,049
  Dade County Aviation Revenue, Miami International Airport,
     Series B, FSA Insured, 5.125%, 10/01/22 ...........................................       4,750,000         4,763,300
     Series C, FSA Insured, 5.125%, 10/01/27 ...........................................       9,550,000         9,601,570
  Dade County Special Obligation, Courthouse Center Project, Pre-Refunded, 6.10%, 4/01/20      5,000,000         5,467,550



                                                          Semiannual Report | 69

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Dade County Water and Sewer System Revenue, FGIC Insured,
     5.75%, 10/01/22 ...................................................................   $   5,000,000   $     5,325,550
     5.50%, 10/01/25 ...................................................................      11,500,000        11,932,055
     5.25%, 10/01/26 ...................................................................      13,000,000        13,201,890
  Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%,
    11/15/32 ...........................................................................       3,250,000         3,210,415
  Dovera CDD, Special Assessment Revenue, 7.875%, 5/01/12 ..............................         700,000           708,085
  Duval County HFA,
     MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.60%, 7/01/17 ........       1,000,000         1,040,980
     MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.70%, 7/01/27 ........       2,000,000         2,042,100
     SFMR, Series 1988, GNMA Secured, 8.625%, 12/01/19 .................................          15,000            15,064
  Enterprise CDD, Water and Sewer Revenue, MBIA Insured, 5.50%, 5/01/26 ................       3,000,000         3,101,610
  Escambia County Capital Improvement Revenue, MBIA Insured, 5.00%, 10/01/27 ...........       3,000,000         2,987,400
  Escambia County Health Facilities Authority Health Facility Revenue,
     Baptist Hospital and Baptist Manor, 5.125%, 10/01/19 ..............................       8,750,000         8,072,137
     Baptist Hospital and Baptist Manor, Pre-Refunded, 6.75%, 10/01/14 .................       3,415,000         3,497,882
     Baptist Hospital and Baptist Manor, Refunding, 6.75%, 10/01/14 ....................         210,000           214,597
     Florida Health Care Facility Loan VHA Project, AMBAC Insured, 5.95%, 7/01/20 ......      10,000,000        10,751,700
  Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Refunding,
    Series A-2, AMBAC Insured, Pre-Refunded, 5.75%, 11/15/29 ...........................      25,000,000        28,976,000
  Escambia County HFA, SFMR,
     Multi County Program, Series A, MBIA Insured, 6.40%, 10/01/30 .....................       5,945,000         6,246,590
     Multi-County Program, Series C, GNMA Secured, 5.80%, 10/01/19 .....................         725,000           744,154
  First Florida Governmental Financing Commission Revenue, AMBAC Insured, Pre-Refunded,
    5.75%, 7/01/16 .....................................................................       3,700,000         4,139,153
  Florida HFA,
     SFMR, Series A, 8.60%, 7/01/16 ....................................................          90,000            90,879
     General Mortgage, Refunding, Series A, 6.40%, 6/01/24 .............................       2,640,000         2,682,478
     Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 .......................       4,445,000         4,624,534
     MFH, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 .........................       3,350,000         3,353,082
     Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ......................       5,000,000         5,091,200
     Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 ....................       2,000,000         2,038,260
     Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 ....................       1,300,000         1,362,764
  Florida HFC Revenue,
     Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 ...............       4,965,000         5,118,567
     Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 .........................       4,245,000         4,470,579
     Housing Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 ........       1,245,000         1,293,045
     Housing-Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 ...............       3,000,000         3,198,030
  Florida Housing Finance Corp. Revenue, Deer Meadows Apartments, Series R, FNMA Insured,
    6.00%, 5/01/32 .....................................................................       3,505,000         3,656,101
  Florida Intergovernmental Finance Commission Capital Revenue, Series C-1, AMBAC Insured,
    5.00%, 2/01/21 .....................................................................       1,355,000         1,370,826
  Florida Municipal Loan Council Revenue,
     Series A, MBIA Insured, 5.00%, 5/01/28 ............................................       2,000,000         1,988,640
     Series B, MBIA Insured, 5.75%, 11/01/29 ...........................................       1,500,000         1,619,580
  Florida Ports Financing Commission Revenue, State Transportation Trust Fund-Intermodal
    Program, FGIC Insured, 5.50%, 10/01/23 .............................................       7,000,000         7,201,810
  Florida State Board Education Lottery Revenue, Series B, FGIC Insured, 4.625%, 7/01/19       2,000,000         1,994,320




70 |  Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Florida State Board of Education Capital Outlay GO, Public Education,
     Refunding, Series D, 6.00%, 6/01/23 ...............................................   $  15,000,000   $    17,153,700
     Refunding, Series D, 5.75%, 6/01/22 ...............................................      25,900,000        28,127,659
     Refunding, Series G, FGIC Insured, 5.00%, 6/01/31 .................................       5,000,000         4,940,450
     Series B, Pre-Refunded, 5.875%, 6/01/24 ...........................................       5,000,000         5,442,350
     Series C, FGIC Insured, 5.75%, 6/01/29 ............................................       5,000,000         5,372,500
     Series F, FGIC Insured, 5.50%, 6/01/26 ............................................      10,000,000        10,250,100
  Florida State Board of Education GO,
     Series C, MBIA Insured, 5.00%, 6/01/27 ............................................       5,000,000         4,978,950
     Series F, MBIA Insured, 5.00%, 6/01/28 ............................................      20,000,000        19,886,000
  Florida State Board of Education Lottery Revenue, Series A, FGIC Insured, 5.00%,
     7/01/20 ...........................................................................       7,000,000         7,141,190
  Florida State Board Regent Housing Revenue,
     University of Central Florida, AMBAC Insured, 5.75%, 10/01/29 .....................       8,650,000         9,332,658
     University of Florida, FGIC Insured, 5.75%, 7/01/25 ...............................       3,400,000         3,628,854
     University of Florida, FGIC Insured, 5.25%, 7/01/30 ...............................       2,060,000         2,084,885
  Florida State Correctional Privatization Commission COP, Correctional Facility Bay
    Project, MBIA Insured, Pre-Refunded, 6.00%, 8/01/15 ................................       6,000,000         6,389,460
  Florida State Department Environmental Protection Preservation Revenue, Florida Forever,
    Series A, MBIA Insured, 5.00%, 7/01/21 .............................................       4,000,000         4,024,400
  Florida State Department of Corrections COP, Okeechobee Correctional Facility, AMBAC
   Insured,
    6.25%, 3/01/15 .....................................................................       2,960,000         3,190,436
  Florida State Department of General Services Division Facilities Management Revenue,
    Florida Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 .....................      10,000,000        10,286,000
  Florida State Mid-Bay Bridge Authority Revenue,
     Exchangeable, 6.05%, 10/01/22 .....................................................       7,000,000         7,091,910
     Exchangeable, Series A, 5.95%, 10/01/13 ...........................................      13,085,000        14,026,727
     Exchangeable, Series D, 6.10%, 10/01/22 ...........................................      17,240,000        17,515,668
     Series A, ETM, 6.875%, 10/01/22 ...................................................       6,000,000         7,408,200
  Florida State Municipal Power Agency Revenue, Stanton II Project, Refunding, AMBAC
   Insured,
    5.00%, 10/01/26 ....................................................................       5,000,000         4,986,250
  Florida State Turnpike Authority Turnpike Revenue, Department of Transportation,
     Series A, FGIC Insured, Pre-Refunded, 5.50%, 7/01/21 ..............................       5,000,000         5,427,200
     Series B, 5.00%, 7/01/30 ..........................................................       3,455,000         3,424,492
  Fort Pierce Utilities Authority Revenue, AMBAC Insured, 5.00%, 10/01/27 ..............       7,000,000         6,970,600
  Gainesville Utilities Systems Revenue, Series A, 5.20%, 10/01/26 .....................       7,590,000         7,776,486
  Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%,
    5/01/14 ............................................................................       4,800,000         4,970,784
  Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
    5.30%, 12/20/18 ....................................................................       1,240,000         1,279,097
  Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
     5.25%, 11/15/20 ...................................................................      10,000,000         9,865,500
     Series A, 6.00%, 11/15/31 .........................................................      16,000,000        16,540,800
  Hillsborough County Assessment Revenue, Capacity Assesment Special, FSA Insured, 5.125%,
    3/01/20 ............................................................................       1,000,000         1,033,420
  Hillsborough County Aviation Authority Revenue, Tampa International Airport, Series B,
    FGIC Insured, 5.875%, 10/01/23 .....................................................       5,000,000         5,388,850
  Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 5.875%,
    4/01/30 ............................................................................       3,690,000         3,787,785



                                                          Semiannual Report | 71

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Hillsborough County IDA,
     PCR, Tampa Electric Co. Project, Refunding, 5.50%, 10/01/23 .......................   $  16,000,000   $    15,288,160
     Colonial Penn Insurance Project, 7.35%, 8/01/13 ...................................       5,300,000         5,416,441
     Refunding, Series B, 5.40%, 10/01/28 ..............................................       7,000,000         6,676,390
  Hillsborough County School Board COP,
     Master Lease Program, Series A, MBIA Insured, 5.375%, 7/01/21 .....................       5,000,000         5,203,550
     Master Lease Program, Series A, MBIA Insured, 5.25%, 7/01/22 ......................       5,000,000         5,138,050
     MBIA Insured, 5.375%, 7/01/26 .....................................................       8,000,000         8,165,600
     MBIA Insured, 5.00%, 7/01/29 ......................................................      10,000,000         9,884,900
     Series B, MBIA Insured, 5.125%, 7/01/26 ...........................................       5,000,000         5,026,100
  Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%, 10/01/15       1,000,000         1,090,460
  Jacksonville Capital Improvement Revenue Certificates, Gator Bowl Project, AMBAC
   Insured,
    5.875%, 10/01/25 ...................................................................       5,000,000         5,444,050
  Jacksonville Capital Improvement Revenue,
     Refunding, Series C, AMBAC Insured, 5.00%, 10/01/25 ...............................       4,460,000         4,459,822
     Series A, AMBAC Insured, 5.00%, 10/01/30 ..........................................      10,000,000         9,911,700
  Jacksonville Electric Authority Revenue, Water and Sewer,
     Series A, 6.125%, 10/01/39 ........................................................      20,330,000        21,906,591
     Series B, FGIC Insured, 5.40%, 10/01/20 ...........................................       3,000,000         3,136,200
  Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
    5.00%, 10/01/32 ....................................................................      17,250,000        17,040,757
  Jacksonville Hospital Revenue, University Medical Center Inc. Project, Connie Lee
   Insured,
    6.60%, 2/01/21 .....................................................................       1,750,000         1,770,387
  Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/23 .......................       5,000,000         5,022,900
  Jacksonville Transportation Revenue, MBIA Insured,
     5.00%, 10/01/31 ...................................................................      25,000,000        24,701,500
     5.25%, 10/01/29 ...................................................................      17,955,000        18,190,031
  Jea Water and Sewer System Revenue, Series C, 4.625%, 10/01/22 .......................      10,000,000         9,448,000
  Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15 .........       5,000,000         5,063,100
  Lakeland Hospital System Revenue, Lakeland Regional Health System,
     5.75%, 11/15/27 ...................................................................       6,925,000         6,998,890
     5.50%, 11/15/32 ...................................................................      12,070,000        11,744,231
     Series A, MBIA Insured, 5.50%, 11/15/26 ...........................................      10,000,000        10,385,200
  Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured,
    6.00%, 10/01/17 ....................................................................       4,500,000         4,828,995
  Lee County Airport Revenue, Series A, FSA Insured, 6.00%, 10/01/32 ...................      11,405,000        12,146,781
  Lee County Hospital Board of Directors Hospital Revenue, Lee Memorial Health System,
    Series A, MBIA Insured, 5.875%, 4/01/24 ............................................      18,000,000        18,943,920
  Lee County IDA, Health Care Facilities Revenue, Shell Point Village Project,
     Refunding, Series A, 5.50%, 11/15/29 ..............................................       4,000,000         3,639,200
     Series A, 5.50%, 11/15/21 .........................................................       7,500,000         7,111,275
  Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%, 10/01/27 ..........       5,000,000         5,276,850
  Lessburg Hospital Revenue, Leesburg Regional Medical Center Project, 5.50%, 7/01/32 ..       4,150,000         4,015,747
  Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 .........       5,575,000         6,347,082
  Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ..................       5,000,000         4,939,950
  Martin County Consolidated Utilities System Revenue, Refunding, FGIC Insured, ETM,
    6.00%, 10/01/24 ....................................................................         735,000           771,566
  Melbourne Water and Sewer Revenue, FGIC Insured, 5.25%, 10/01/30 .....................       6,000,000         6,074,580



72 |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM, 7.375%, 12/01/08 ....   $   1,590,000   $     1,610,209
  Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 ...................       7,000,000         6,938,470
  Miami Dade County Aviation Revenue,
     Maimi International Airport, FGIC Insured, 5.375%, 10/01/32 .......................       5,000,000         5,040,850
     Miami International Airport, FGIC Insured, 5.375%, 10/01/27 .......................       5,000,000         5,066,050
  Miami-Dade County Educational Facilities Authority Revenue, Series A, AMBAC Insured,
    5.75%, 4/01/29 .....................................................................      10,000,000        10,673,000
  Miami-Dade County HFA,
     MFHR, Cedar Grove Apartments, FSA Insured, 5.50%, 8/01/27 .........................       2,015,000         2,032,873
     MFMR, Villa Esperanza Apartments Project, 5.25%, 10/01/19 .........................         430,000           423,563
     MFMR, Villa Esperanza Apartments Project, 5.40%, 10/01/33 .........................       1,500,000         1,452,300
  Miami-Dade County IDAR, Airis Miami ll LLC Project, AMBAC Insured, 6.00%, 10/15/25 ...       4,500,000         4,848,795
  Miami-Dade County School Board COP, Series A, MBIA Insured, 5.00%, 5/01/31 ...........      10,000,000        10,998,400
  Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded, 6.75%,
    10/01/25 ...........................................................................       6,500,000         6,962,865
  North Broward Hospital District Revenue,
     Improvement, 6.00%, 1/15/31 .......................................................      25,530,000        26,014,815
     Refunding and Improvement, MBIA Insured, 5.75%, 1/15/27 ...........................      19,370,000        20,117,488
     Refunding and Improvement, MBIA Insured, 5.375%, 1/15/24 ..........................      10,000,000        10,230,500
  North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation
   Group,
    6.00%,
     8/15/16 ...........................................................................       2,000,000         2,098,820
     8/15/24 ...........................................................................       1,750,000         1,801,100
  Northern Palm Beach County Water Control District Revenue, Unit Development No. 31,
    Project 2, Pre-Refunded,
     6.75%, 11/01/07 ...................................................................         725,000           745,981
     6.625%, 11/01/13 ..................................................................       1,470,000         1,512,248
  Orange County Health Facilities Authority Revenue,
     Adventist Health System, 6.375%, 11/15/20 .........................................       3,000,000         3,222,360
     Adventist Health System, 6.50%, 11/15/30 ..........................................      10,750,000        11,572,913
     Adventist Health System, 6.25%, 11/15/24 ..........................................       5,500,000         5,810,365
     Hospital Adventist Health System, 5.625%, 11/15/32 ................................      15,000,000        14,860,500
     Hospital Orlando Regional Healthcare, 6.00%, 12/01/29 .............................       6,000,000         6,140,280
     MBIA Insured, 6.00%, 11/01/24 .....................................................         285,000           290,090
     Regional Healthcare System, Series E, 6.00%, 10/01/26 .............................      12,000,000        12,268,680
  Orange County HFA, Homeowner Revenue, Series C-1, GNMA Secured, 5.70%, 9/01/26 .......       2,005,000         2,044,298
  Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 .............       5,050,000         5,529,245
  Orange County School Board COP,
     Series A, MBIA Insured, 5.00%, 8/01/27 ............................................      12,000,000        11,900,280
     Series B, AMBAC Insured, Daily VRDN and Put, .80%, 8/01/25 ........................       1,005,000         1,005,000
     Series B, MBIA Insured, Daily VRDN and Put, .80%, 8/01/27 .........................         200,000           200,000
  Orange County Tourist Development Tax Revenue,
     AMBAC Insured, 5.50%, 10/01/31 ....................................................      10,500,000        10,922,205
     AMBAC Insured, 5.50%, 10/01/32 ....................................................      20,000,000        20,647,400
     Refunding, MBIA Insured, 5.125%, 10/01/20 .........................................      10,000,000        10,271,300
     sub., AMBAC Insured, 5.125%, 10/01/30 .............................................      10,000,000        10,009,900
     Subordinate, AMBAC Insured, 5.125%, 10/01/25 ......................................       5,500,000         5,528,215



                                                          Semiannual Report | 73

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Orlando and Orange County Expressway Authority Expressway Revenue,
     junior lien, FGIC Insured, 5.00%, 7/01/28 .........................................   $   8,000,000   $     7,954,400
     senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ..................................         265,000           295,014
     Series B, AMBAC Insured, 5.00%, 7/01/35 ...........................................       4,000,000         3,949,480
  Osceola County IDAR, Community Provider Pooled Loan Program,
     Series A, FSA Insured, 7.75%, 7/01/10 .............................................       3,210,000         3,218,635
     Series C, FSA Insured, 7.60%, 7/01/10 .............................................         645,000           646,683
  Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 ........................      10,000,000        10,021,800
  Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 ........      10,000,000         9,878,700
  Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, Pre-Refunded,
    6.00%, 6/01/15 .....................................................................       5,000,000         5,283,450
  Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment Project,
   Series A,
    5.90%, 6/01/38 .....................................................................       1,000,000         1,008,740
  Palm Beach County HFA,
     SFM Purchase Revenue, Series B, GNMA Secured, 7.60%, 3/01/23 ......................       1,195,000         1,197,725
     Acts Retirement-Life Communities, 5.125%, 11/15/29 ................................       3,650,000         3,247,259
  Palm Beach County IDR,
     Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, Pre-Refunded, 6.55%,
      12/01/16 .........................................................................       1,755,000         2,043,329
     Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, Pre-Refunded, 6.625%,
      12/01/26 .........................................................................       4,000,000         4,666,560
     South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 .........................       5,000,000         5,135,400
  Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
    5.125%, 11/01/30 ...................................................................      10,000,000        10,042,300
  Palm Beach County School Board COP,
     Refunding, Series D, FSA Insured, 5.00%, 8/01/28 ..................................       8,000,000         7,920,880
     Series A, AMBAC Insured, 5.125%, 8/01/24 ..........................................      15,000,000        15,175,800
     Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ..............................       5,000,000         5,833,850
     Series C, FSA Insured, 5.00%, 8/01/27 .............................................      10,000,000         9,916,900
  Panama City Beach Utility Revenue, Refunding,
     AMBAC Insred, 5.00%, 6/01/27 ......................................................       4,450,000         4,431,266
     AMBAC Insured, 5.00%, 6/01/32 .....................................................       2,795,000         2,761,181
  Pensacola Airport Revenue, Series A, MBIA Insured, 5.75%, 10/01/27 ...................       5,615,000         5,847,966
  Pensacola-Westwood Homes Development Corp. Revenue, Mortgage Loan, Refunding, FNMA
    Secured, 6.40%, 7/15/23 ............................................................         900,000           900,810
  Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA
   Insured,
    5.00%, 11/15/30 ....................................................................      11,500,000        11,231,705
  Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21 ...       2,350,000         2,558,845
  Polk County IDAR, Solid Waste Disposal Facility, Tampa Electric Co. Project, 5.85%,
    12/01/30 ...........................................................................      15,000,000        14,082,000
  Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 ..................       4,000,000         3,973,120
  Port Everglades Authority Port Improvement Revenue, Series 1986, ETM, 7.50%, 11/01/06          460,000           502,458
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     Series A, MBIA Insured, 5.00%, 7/01/38 ............................................      12,800,000        12,857,856
     Series D, 5.375%, 7/01/36 .........................................................       5,000,000         5,064,450
     Series G, 5.00%, 7/01/33 ..........................................................      10,000,000         9,712,600
     Series G, FGIC Insured, 5.00%, 7/01/22 ............................................       3,615,000         3,687,915



74 |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series B, Pre-Refunded, 6.00%, 7/01/39 .............................................   $   5,000,000   $     5,858,700
  Puerto Rico Electric Power Authority Revenue, Series II, 5.25%, 7/01/31 ..............      15,000,000        15,067,500
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Revenue, Cogen Facilities, AES, Puerto Rico Project, 6.625%, 6/01/26 ...............       6,000,000         6,221,280
  Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33        5,000,000         5,082,150
  Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital Inc.,
   Series A,
    6.20%, 10/01/14 ....................................................................      14,165,000        14,386,682
  Santa Rosa County IDR, Refunding, Holley Navarre Water System Project, 6.75%, 5/01/24        4,290,000         4,413,080
  Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16 ...........       5,250,000         5,628,683
  Sarasota County Utilities System Revenue,
     FGIC Insured, 5.75%, 10/01/27 .....................................................      18,000,000        18,821,340
     Refunding, Series A, FGIC Insured, 5.25%, 10/01/25 ................................       9,000,000         9,208,620
  Seminole County School Board COP, Series B, MBIA Insured, Pre-Refunded, 6.50%,
    7/01/21 ............................................................................       5,000,000         5,274,900
  South Broward Hospital District Revenue,
     5.60%, 5/01/27 ....................................................................       5,000,000         5,096,700
     5.625%, 5/01/32 ...................................................................      16,250,000        16,619,200
  South Florida Water Management District Special Obligation, Land Acquisition Bonds,
    AMBAC Insured, Pre-Refunded, 6.00%, 10/01/15 .......................................       1,000,000         1,038,530
  St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%,
    10/01/32 ...........................................................................      10,000,000        11,075,900
  Sunrise Lakes Recreation District GO, Phase 4,
     Refunding, AMBAC Insured, 5.25%, 8/01/24 ..........................................       4,320,000         4,411,498
     Series A, Pre-Refunded, 6.75%, 8/01/15 ............................................       3,080,000         3,443,532
     Series A, Pre-Refunded, 6.75%, 8/01/24 ............................................       6,120,000         6,854,767
  Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ..........       2,550,000         2,641,800
  Tallahassee Health Facilities Revenue, Tallahassee Memorial Healthcare Project,
    6.375%, 12/01/30 ...................................................................       2,500,000         2,382,950
  Tamarac Sales Tax Revenue, FGIC Insured, 5.00%, 4/01/22 ..............................       2,490,000         2,514,103
  Tampa Allegheny Health System Revenue, St. Joseph, MBIA Insured, Pre-Refunded, 6.50%,
    12/01/23 ...........................................................................       7,000,000         7,602,840
  Tampa Bay Water Utility System Revenue,
     FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 .......................................      15,000,000        17,174,100
     Series B, FGIC Insured, 5.00%, 10/01/31 ...........................................      10,000,000         9,880,600
  Tampa Sports Authority Revenue,
     Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.00%, 10/01/15 ........       1,000,000         1,167,010
     Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.05%, 10/01/20 ........       1,715,000         1,991,304
     Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.10%, 10/01/26 ........       2,695,000         3,118,385
     Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.125%, 10/01/26 ......       6,800,000         7,444,164
     Sales Tax Payments, Stadium Project, 5.25%, 1/01/27 ...............................       5,860,000         5,979,427
  Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, 7.25%, 10/01/16 ...       1,330,000         1,335,307
  Tampa-Hillsborough County Expressway Authority Revenue, AMBAC Insured, 5.00%,
    7/01/22 ............................................................................       5,000,000         5,050,850
  Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 ......       6,000,000         6,451,440
  Viera East CDD Revenue, Special Assessment, Series B,
     6.75%, 5/01/14 ....................................................................         300,000           301,650
     ETM, 6.75%, 5/01/14 ...............................................................       7,190,000         8,455,943



                                                          Semiannual Report | 75

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Viera East CDD,
     Special Assessment, Refunding, 7.00%, 5/01/26 .....................................   $   7,225,000   $     7,600,989
     Special Assessment, Water Management, Refunding, Series A, 6.50%, 5/01/22 .........      11,340,000        11,557,048
     Special Assessment, Water Management, Series B, 6.50%, 5/01/05 ....................         465,000           470,761
     Special Assessment, Water Management, Series B, 6.50%, 5/01/22 ....................       4,580,000         4,667,661
     Water and Sewer Revenue, 7.875%, 5/01/05 ..........................................         815,000           838,285
     Water and Sewer Revenue, 6.75%, 5/01/09 ...........................................       2,850,000         2,948,297
  Village Center CDD, Recreational Revenue, Series A, MBIA Insured, 5.20%, 11/01/25 ....      10,000,000        10,086,300
  Volusia County Educational Facility Authority Revenue, Educational Facilities,
     Embry Riddle University, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/22 ......       2,000,000         2,052,380
     Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 ....................       5,000,000         5,076,100
  Volusia County School Board COP, Master Lease Program, FSA Insured, 5.50%, 8/01/24 ...       5,000,000         5,185,650
  West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 ..............       1,910,000         2,088,012
  West Orange Healthcare District Revenue, Series A, 5.65%, 2/01/22 ....................      10,850,000        10,812,459
  West Palm Beach Utility System Revenue, FGIC Insured, 5.50%, 10/01/29 ................       5,000,000         5,206,000
                                                                                                           ----------------
  TOTAL BONDS (COST $1,522,885,601)                                                                        $ 1,600,410,796
                                                                                                           ----------------
  ZERO COUPON BONDS 6.3%
  Broward County HFAR, SFMR, Refunding, Series B, FHA Insured, 4/01/29 .................       4,800,000           847,392
  Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured,
    10/01/08 ...........................................................................       3,670,000         3,141,116
  Clay County Housing Finance Authority Revenue, SFMR, GNMA Secured, 4/01/33 ...........       2,250,000           303,570
  Dade County Guaranteed Entitlement Revenue, Capital Appreciation, AMBAC Insured,
    Pre-Refunded, 8/01/18 ..............................................................      17,020,000         6,558,487
  Duval County Housing Finance Authority SFMR, Capital Appreciation, GNMA Secured,
    10/01/32 ...........................................................................       2,385,000           334,949
  Florida HFC Revenue,
     Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured, 7/01/30 ..........       7,315,000         1,193,442
     Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured, 7/01/17 ............       2,770,000         1,338,686
     Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured, 1/01/29 ............      48,475,000        11,453,188
  Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured,
     10/01/25 ..........................................................................       9,845,000         2,804,644
     10/01/26 ..........................................................................       2,500,000           669,800
  Fort Pierce Utilities Authority Revenue, Capital Appreciation, Series B, AMBAC Insured,
     10/01/20 ..........................................................................       3,090,000         1,281,825
     10/01/21 ..........................................................................       2,585,000         1,016,680
     10/01/22 ..........................................................................       3,090,000         1,137,120
     10/01/23 ..........................................................................       3,060,000         1,060,259
     10/01/24 ..........................................................................       2,560,000           826,010
  Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 4/01/32 ........       2,340,000           405,382
  Lakeland Electric and Water Revenue, Capital Appreciation, ETM, 10/01/14 .............       5,770,000         3,543,934
  Melbourne Water and Sewer Revenue, Capital Appreciation,
     FGIC Insured, ETM, 10/01/26 .......................................................       1,500,000           431,805
     Refunding, Series B, FGIC Insured, 10/01/22 .......................................       1,785,000           638,834
     Refunding, Series B, FGIC Insured, 10/01/26 .......................................       4,500,000         1,241,325
  Miami-Dade County Special Obligation,
     Sub Series B, MBIA Insured, 10/01/36 ..............................................       5,635,000           787,266
     Sub Series C, MBIA Insured, 10/01/28 ..............................................       8,305,000         1,937,224
     sub. lien, Refunding, Series A, MBIA Insured, 10/01/25 ............................      22,365,000         6,262,871



76 |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  ZERO COUPON BONDS (CONT.)
  Palm Beach County HFAR, Capital Appreciation, Refunding, Series A-1, FNMA Insured,
    4/01/32 ............................................................................   $   2,215,000   $       349,903
  Pinellas County HFA, SFHMR, Multi County B-1, GNMA Secured, 9/01/31 ..................       1,740,000           282,559
  Port Everglades Authority Port Improvement Revenue,
     Capital Appreciation, 9/01/10 .....................................................      24,525,000        18,516,620
     Capital Appreciation, ETM, 9/01/10 ................................................      25,475,000        19,512,831
     Refunding, Series A, 9/01/03 ......................................................       9,075,000         9,075,000
     Refunding, Series A, 9/01/04 ......................................................       3,550,000         3,499,483
     MBIA Insured, 9/01/29 .............................................................      20,000,000         4,446,000
  Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
     11/01/09 ..........................................................................       1,365,000         1,099,057
     11/01/12 ..........................................................................       1,780,000         1,194,843
     11/01/15 ..........................................................................       2,180,000         1,242,185
                                                                                                           ----------------
  TOTAL ZERO COUPON BONDS (COST $98,679,130) ...........................................                       108,434,290
                                                                                                           ----------------
  TOTAL LONG TERM INVESTMENTS (COST $1,621,564,731) ....................................                     1,708,845,086
                                                                                                           ----------------
  SHORT TERM INVESTMENTS .2%
  Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program,
    Refunding, AMBAC Insured, Daily VRDN and Put, .80%, 12/01/15 .......................       3,150,000         3,150,000
                                                                                                           ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $3,150,000) .......................................                         3,150,000
                                                                                                           ----------------
  TOTAL INVESTMENTS (COST $1,624,714,731) 99.1% ........................................                     1,711,995,086
  OTHER ASSETS, LESS LIABILITIES .9% ...................................................                        15,531,230
                                                                                                           ----------------
  NET ASSETS 100.0% ....................................................................                   $ 1,727,526,316
                                                                                                           ----------------

See Glossary of terms on page 117.
a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                     Semiannual Report | See notes to financial statements. | 77

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                      ------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        AUGUST 31, 2003                 YEAR ENDED FEBRUARY 28,
CLASS A                                                   (UNAUDITED)    2003         2002       2001        2000        1999
                                                      ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $11.99     $11.86       $11.73     $11.03      $12.07      $12.12
                                                      ------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ...........................           .27        .56          .57        .59         .59         .61

 Net realized and unrealized gains (losses) ........          (.23)       .13          .14        .70       (1.03)        .01
                                                      ------------------------------------------------------------------------

Total from investment operations ...................           .04        .69          .71       1.29        (.44)        .62
                                                      ------------------------------------------------------------------------

Less distributions from:

 Net investment income .............................          (.27)      (.56)        (.58)      (.59)       (.60)       (.61)

 Net realized gains ................................            --         --           --         --          --c       (.06)
                                                      ------------------------------------------------------------------------

Total distributions ................................          (.27)      (.56)        (.58)      (.59)       (.60)       (.67)
                                                      ------------------------------------------------------------------------
Net asset value, end of period .....................        $11.76     $11.99       $11.86     $11.73      $11.03      $12.07
                                                      ------------------------------------------------------------------------

Total return b .....................................           .34%      6.02%        6.15%     11.93%      (3.71)%      5.22%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................      $166,430   $171,381     $169,489   $163,352    $151,670    $164,669

Ratios to average net assets:

 Expenses ..........................................           .73%d      .74%         .75%       .76%        .75%        .76%

 Net investment income .............................          4.48%d     4.76%        4.83%      5.15%       5.14%       5.00%

Portfolio turnover rate ............................          5.51%     10.56%       19.66%     18.67%      46.90%      12.84%


a Based on average shares outstanding beginning with year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c The Fund made a capital gain distribution of $.002.
dAnnualized.



78 |  Semiannual Report

Franklin Tax-Free Trust

FRANKLIN GEORGIA TAX-FREE INCOME FUND (CONTINUED)

                                                     --------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2003                  YEAR ENDED FEBRUARY 28,
CLASS C                                                  (UNAUDITED)     2003         2002       2001        2000        1999
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............         $12.08     $11.94       $11.81     $11.10      $12.15      $12.19
                                                     --------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..........................            .24        .50          .51        .53         .53         .54

 Net realized and unrealized gains (losses) .......           (.23)       .14          .13        .71       (1.05)        .02
                                                     --------------------------------------------------------------------------

Total from investment operations ..................            .01        .64          .64       1.24        (.52)        .56
                                                     --------------------------------------------------------------------------

Less distributions from:

 Net investment income ............................           (.24)      (.50)        (.51)      (.53)       (.53)       (.54)

 Net realized gains ...............................             --         --           --         --          --c       (.06)
                                                     --------------------------------------------------------------------------

Total distributions ...............................          (0.24)      (.50)        (.51)      (.53)       (.53)       (.60)
                                                     --------------------------------------------------------------------------

Net asset value, end of period ....................         $11.85     $12.08       $11.94     $11.81      $11.10      $12.15
                                                     --------------------------------------------------------------------------

Total return b ....................................            .05%      5.50%        5.52%     11.36%      (4.32)%      4.70%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................        $32,617    $32,422      $24,672    $16,780     $14,811     $17,277

Ratios to average net assets:

 Expenses .........................................           1.31%d     1.27%        1.30%      1.31%       1.30%       1.31%

 Net investment income ............................           3.90%d     4.23%        4.29%      4.60%       4.58%       4.45%

Portfolio turnover rate ...........................           5.51%     10.56%       19.66%     18.67%      46.90%      12.84%


a Based on average shares outstanding beginning with year ended February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c The Fund made a capital gain distribution of $.002.
d Annualized.



                     Semiannual Report | See notes to financial statements. | 79

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.0%
  Athens Housing Authority Student Housing Lease Revenue,
     University of Georgia East Campus Housing, Refunding, AMBAC Insured, 5.00%, 12/01/27 .  $  1,150,000   $    1,141,927
     University of Georgia, East Campus, Refunding, AMBAC Insured, 5.00%, 12/01/33 ........     4,750,000        4,676,802
  Atlanta Airport Facilities Revenue,
     Refunding, Series A, FGIC Insured, Pre-Refunded, 5.50%, 1/01/26 ......................     5,000,000        5,648,450
     Refunding, Series A, FGIC Insured, Pre-Refunded, 5.60%, 1/01/30 ......................     5,000,000        5,676,700
     Series B, AMBAC Insured, 6.00%, 1/01/21 ..............................................       575,000          592,595
  Atlanta and Fulton County Recreation Authority Revenue, AMBAC Insured, 5.50%, 12/01/20 ..     1,500,000        1,599,705
  Atlanta Development Authority Revenue, Yamacraw Design Center Project, Series A, MBIA
   Insured,
    5.125%, 1/01/23 .......................................................................     4,150,000        4,195,940
  Atlanta GO, Series A, Pre-Refunded, 6.125%, 12/01/23 ....................................     2,000,000        2,163,020
  Atlanta HDC, Mortgage Revenue, Oakland City/West, Refunding, Series A, FHA Insured,
    6.375%, 3/01/23 .......................................................................     1,480,000        1,501,697
  Atlanta Urban Residential Finance Authority MFHR,
     Defoors Ferry Manor Project, 5.90%, 10/01/18 .........................................     1,700,000        1,774,715
     Fulton Cotton Mill, GNMA Secured, 6.00%, 5/20/17 .....................................     1,040,000        1,091,022
     Fulton Cotton Mill, GNMA Secured, 6.125%, 5/20/27 ....................................     1,560,000        1,614,803
  Augusta Water and Sewer Revenue, FSA Insured, 5.00%, 10/01/32 ...........................     3,000,000        2,959,140
  Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
     5.25%, 12/01/22 ......................................................................     2,500,000        1,974,350
     5.375%, 12/01/28 .....................................................................     2,000,000        1,539,880
  Barnesville Water and Sewer Revenue, Pre-Refunded, 6.85%, 09/01/2017 ....................       975,000          984,750
  Brunswick and Glynn County Development Authority Revenue, Georgia Pacific Project,
   Refunding,
    5.55%, 3/01/26 ........................................................................     2,000,000        1,564,860
  Bulloch County Development Authority Student Housing Lease Revenue, Southern University
    Project, AMBAC Insured, 4.75%, 8/01/28                                                      2,500,000        2,387,425
  Cherokee County Water and Sewage Authority Revenue, MBIA Insured, 6.90%, 8/01/18 ........        10,000           10,018
  Cherokee County Water and Sewer Authority Revenue, FGIC Insured, 4.50%, 8/01/32 .........     3,000,000        2,709,690
  Clayton County Development Authority Revenue, Gateway Village Project, Series A,
    6.00%, 8/01/23 ........................................................................     3,500,000        3,904,635
  Clayton County Housing Authority MFHR,
     Southlake Cove Project A, GNMA Secured, 5.60%, 12/20/24 ..............................     2,000,000        2,083,740
     Vineyard Pointe, Series A, GMNA Secured, 5.50%, 10/20/32 .............................     1,475,000        1,505,680
  Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 .......       995,000        1,016,641
  Cobb County Hospital Authority Revenue, MBAC Insured, 5.00%, 4/01/28 ....................     3,520,000        3,437,139
  Cobb County Kennestone Hospital Authority Revenue, Series A, MBIA Insured, ETM,
    7.75%, 2/01/07 ........................................................................        65,000           71,401
  College Park Business and IDAR, Civic Center Project, AMBAC Insured, 5.75%, 9/01/26 .....     2,000,000        2,155,300
  Columbia County GO, Courthouse/Detention Center Projects, 5.00%, 2/01/24 ................     2,000,000        2,006,440
  Conyers Water and Sewer Revenue, Series A, AMBAC Insured, ETM, 6.60%, 7/01/15 ...........     1,000,000        1,068,270
  De Kalb County Housing Authority MFHR, Castaway Apartments, Series A, GNMA Insured,
    5.40%, 2/20/29 ........................................................................     2,000,000        2,034,560
  De Kalb County Water and Sewer Revenue, 5.125%, 10/01/31 ................................     5,000,000        5,014,550
  Fayette County PFAR, Criminal Justice Center Project, Refunding, 5.00%, 6/01/26 .........     3,000,000        2,991,690
  Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A,
    MBIA Insured, 6.50%, 7/01/24 ..........................................................       885,000          853,264
  Forsyth County GO, 5.75%, 2/01/19 .......................................................     1,500,000        1,649,685



80 |  Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Fulton County Development Authority Revenue,
     Georgia Tech Foundation Funding, Series A, 5.00%, 11/01/31 ...........................  $  3,000,000   $    2,964,060
     Georgia Tech Foundation, Sac II Project, Series A, 5.25%, 11/01/30 ...................     5,000,000        5,075,850
  Gainesville and Hall County Hospital Authority Revenue Anticipation Certificates,
    Northeast Health System Inc. Project, Refunding, 5.50%, 5/15/31 .......................     2,500,000        2,433,950
  Georgia Municipal Association Inc. COP, City Court Atlanta Project, AMBAC Insured,
    5.25%, 12/01/26 .......................................................................     2,000,000        2,030,320
  Georgia Municipal Electric Authority Power Revenue, Series W,
     6.60%, 1/01/18 .......................................................................       955,000        1,151,453
     ETM, 6.60%, 1/01/18 ..................................................................        45,000           55,435
  Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured,
    5.00%, 6/01/24 ........................................................................     1,000,000        1,000,490
  Georgia Private Colleges and Universities Authority Student Housing Revenue, Mercer
    Housing Corp. Project, Series A, 6.00%, 6/01/24 .......................................     2,550,000        2,607,171
  Georgia State HFAR,
     MF, Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25 ...............     1,000,000        1,151,580
     MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 .............     1,000,000        1,035,820
     SF, Sub Series C-2, 5.95%, 12/01/31 ..................................................     4,860,000        4,989,568
     SFM, Series B, Sub Series B-2, 6.15%, 12/01/28 .......................................       830,000          850,426
     SFM, Sub Series B-2, 5.85%, 12/01/28 .................................................     2,570,000        2,636,383
  Gwinnett County GO, Detention Center Expansion Project, 4.00%, 1/01/19 ..................     4,515,000        4,139,984
  Gwinnett County Hospital Authority Revenue Anticipation Certificates, Gwinnett Hospital
    Systems Inc. Project, Series B, MBIA Insured, 5.30%, 9/01/27 ..........................     3,750,000        3,794,888
  Gwinnett County Water and Sewer Authority Revenue, 5.25%, 8/01/25 .......................     2,795,000        2,864,791
  Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
    AMBAC Insured, 6.00%, 7/01/29 .........................................................     5,000,000        5,457,400
  Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured,
    6.00%, 10/01/23 .......................................................................     3,300,000        3,778,698
  Marietta Development Authority Revenue, First Mortgage, Life College Inc.,
     Refunding, Series A, FSA Insured, 5.75%, 9/01/14 .....................................     1,800,000        1,958,688
     Refunding, Series A, FSA Insured, 5.80%, 9/01/19 .....................................     1,100,000        1,194,644
     Refunding, Series A, FSA Insured, 5.95%, 9/01/19 .....................................     1,000,000        1,088,940
     Series B, FSA Insured, 5.75%, 9/01/14 ................................................       800,000          870,528
  Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
    Healthcare System, MBIA Insured, 5.50%, 8/01/25 .......................................     6,000,000        6,072,540
  Meriwether County PFAR, Meriwether County Schools Project, MBIA Insured, 5.85%, 10/01/26      1,000,000        1,064,940
  Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Series A, MBIA Insured,
    Pre-Refunded, 6.90%, 7/01/20 ..........................................................     5,930,000        6,334,248
  Monroe County Development Authority PCR, Oglethorpe Power Co., Scherer Project, Refunding,
    Series A, 6.80%, 1/01/12 ..............................................................     1,500,000        1,793,625
  Newton County Hospital Authority Revenue, Newton Health System Project 1999, AMBAC Insured,
    6.10%, 2/01/24 ........................................................................     4,500,000        4,988,880
  Private Colleges and Universities Authority Revenue,
     Emory University Project, Refunding, Series A, 5.50%, 11/01/25 .......................    10,000,000       10,549,200
     Mercer University Project, Refunding, Series A, 5.375%, 10/01/29 .....................     2,000,000        1,909,600
  Puerto Rico Commonwealth GO, Public Improvement, Refunding, Pre-Refunded, 5.375%, 7/01/25     2,000,000        2,229,320
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.50%, 7/01/09 ........................................................................         5,000            5,013



                                                          Semiannual Report | 81

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Puerto Rico Electric Power Authority Revenue,
     Refunding, Series U, 6.00%, 7/01/14 ..................................................  $  1,000,000   $    1,041,040
     Series T, Pre-Refunded, 6.00%, 7/01/16 ...............................................     1,000,000        1,060,370
  Richmond County Development Authority, Solid Waste Disposal Revenue, International Paper Co.
    Project, 5.80%, 12/01/20 ..............................................................     1,500,000        1,483,740
  Rockdale County Water and Sewer Authority Revenue, Refunding, Series A, MBIA Insured,
    5.375%, 7/01/29 .......................................................................     5,000,000        5,122,700
  Savannah Port Authority PCR, Union Carbide Plastic Co. Inc., Refunding, 7.55%, 8/01/04 ..     4,600,000        4,644,068
  St. Mary's Housing Authority MFMR, Cumberland Oaks Apartments, Refunding, Series A,
    FHA Insured, 7.375%, 9/01/22 ..........................................................       500,000          483,190
  Suwanee GO, MBIA Insured, 5.25%, 1/01/32 ................................................     3,000,000        3,042,180
  Tift County Hospital Authority Revenue, Antic Certificates, AMBAC Insured, 5.00%, 12/01/27    1,000,000          979,290
  Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27 ................     1,550,000        1,572,057
  Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical
    Center Project, AMBAC Insured, 5.25%, 10/01/27 ........................................     3,000,000        3,023,220
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
     5.40%, 10/01/12 ......................................................................       850,000          879,376
     5.50%, 10/01/22 ......................................................................     1,200,000        1,197,132
     5.625%, 10/01/25 .....................................................................     1,530,000        1,527,047
  Walker, Dade and Catoosa Counties Hospital Authority Revenue, Series A, FGIC Insured,
    Pre-Refunded, 7.00%, 10/01/10 .........................................................     1,500,000        1,506,765
  Walton County Water and Sewer Authority Revenue, Refunding and Improvement, MBIA Insured,
    6.00%, 2/01/21 ........................................................................       750,000          819,338
  Ware County Hospital Authority Revenue, Anticipation Certificates, MBIA Insured,
    5.25%, 3/01/25 ........................................................................     3,000,000        3,029,010
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $187,718,624) .........................................                    195,089,440
                                                                                                              -------------
  SHORT TERM INVESTMENTS 1.0%
a Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding,
    Daily VRDN and Weekly Put, .82%, 10/01/16 .............................................       200,000          200,000
a Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put,
    .80%, 11/01/41 ........................................................................       600,000          600,000
a Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, .85%, 11/01/15 ................     1,100,000        1,100,000
                                                                                                              -------------
  TOTAL SHORT TERM INVESTMENTS (COST $1,900,000) ..........................................                      1,900,000
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $189,618,624) 99.0% .............................................                    196,989,440
  OTHER ASSETS, LESS LIABILITIES 1.0% .....................................................                      2,057,470
                                                                                                              -------------
  NET ASSETS 100.0% .......................................................................                   $199,046,910
                                                                                                              -------------


See Glossary of terms on page 117.
a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interst rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



82 |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                      -------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        AUGUST 31, 2003                  YEAR ENDED FEBRUARY 28,
CLASS A                                                  (UNAUDITED)     2003         2002       2001        2000        1999
                                                      -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $11.30     $11.13       $11.03     $10.42      $11.47      $11.45
                                                      -------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ...........................           .25        .52          .55        .57         .58         .59

 Net realized and unrealized gains (losses) ........          (.32)       .17          .10        .61       (1.04)        .03
                                                      -------------------------------------------------------------------------

Total from investment operations ...................          (.07)       .69          .65       1.18        (.46)        .62

Less distributions from:

 Net investment income .............................          (.25)      (.52)        (.55)      (.57)       (.59)       (.60)
                                                      -------------------------------------------------------------------------

Total distributions ................................          (.25)      (.52)        (.55)      (.57)       (.59)       (.60)
                                                      -------------------------------------------------------------------------

Net asset value, end of period .....................        $10.98     $11.30       $11.13     $11.03      $10.42      $11.47
                                                      -------------------------------------------------------------------------

Total return b .....................................          (.65)%     6.38%        6.08%     11.65%      (4.13)%      5.51%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................      $116,513   $114,541      $96,299    $76,369     $63,964     $64,516

Ratios to average net assets:

 Expenses ..........................................           .60%c      .60%         .52%       .45%        .45%        .42%

 Expenses excluding waiver and payments
 by affiliates .....................................           .77%c      .80%         .82%       .82%        .81%        .81%

 Net investment income .............................          4.40%c     4.67%        4.96%      5.34%       5.31%       5.12%

Portfolio turnover rate ............................          3.93%      7.34%        6.07%     12.80%      16.31%      10.49%



a Based on average shares outstanding beginning with year ended February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.




                     Semiannual Report | See notes to financial statements. | 83

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.0%
  BONDS 96.9%
  Ashland Solid Waste Revenue, Ashland Oil Inc. Project, 7.20%, 10/01/20 ................... $  1,000,000   $    1,001,410
  Boone County GO, Public Project, 5.00%,
     4/01/20 ...............................................................................    1,310,000        1,327,266
     4/01/21 ...............................................................................    1,000,000        1,006,200
  Boone County PCR, Dayton Power and Light Co., Collateralized, Refunding,
    Series A, 6.50%, 11/15/22 ..............................................................      710,000          722,034
  Boone Florence Water Commission Water Supply Systems Revenue, Refunding, FGIC Insured,
    5.00%,
     12/01/22 ..............................................................................    1,200,000        1,206,600
     12/01/27 ..............................................................................    2,000,000        1,980,440
  Bowling Green ISD, Finance Corp. School Building Revenue, 5.75%, 1/01/20 .................    1,140,000        1,227,506
  Campbell and Kenton Counties Sanitation District No.1 Sanitation District Revenue,
     Series A, FSA Insured, 5.00%,
     8/01/19 ...............................................................................    1,500,000        1,533,480
     8/01/24 ...............................................................................    2,000,000        1,997,340
  Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds,
    Refunding, 5.375%, 5/15/33 .............................................................    1,945,000        1,572,260
  Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A, 6.00%, 7/01/17     1,000,000        1,048,490
  Christian County Public Courthouse Corp. Lease Revenue, District Court
    Facilities Project, 5.125%, 8/01/20 ....................................................    1,015,000        1,037,898
  Danville Multi-City Lease Revenue, Campbellsville, Series B, MBIA Insured, 6.15%, 7/01/12     1,500,000        1,581,555
  Elizabethtown Public Properties Holding Inc. Revenue, First Mortgage,
    Administrative Office of the Courts, Judicial Facilities Project,
    MBIA Insured, 5.20%, 4/01/22 ...........................................................    2,000,000        2,027,980
  Fayette County School District Finance Corp. School Building Revenue,
     5.50%, 9/01/18 ........................................................................    2,500,000        2,647,125
     Series A, AMBAC Insured, 5.25%, 4/01/20 ...............................................    2,160,000        2,243,916
  Florence GO, Public Project, Series A, FGIC Insured, 5.00%, 11/01/32 .....................    1,000,000          981,860
  Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects,
    Refunding, Series A, MBIA Insured, 6.10%, 1/01/24 ......................................    1,660,000        1,599,078
  Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ................................      400,000          408,468
  Hancock County Solid Waste Disposal Revenue, Willamette  Industries Inc.
    Project, 6.60%, 5/01/26 ................................................................    1,000,000        1,045,600
  Hardin County School District Finance Corp. School Building Revenue, 5.75%, 2/01/20 ......    1,500,000        1,621,545
  Hardin County Water District No. 2, Water System Revenue, Series A,
    AMBAC Insured, 5.00%, 1/01/31 ..........................................................    2,620,000        2,573,836
  Harlan County Justice Center GO, First Judicial Center Project, AMBAC Insured, 5.00%,
    3/01/25 ................................................................................    1,330,000        1,324,786
  Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%, 1/01/28 .    2,035,000        1,938,948
  Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc.,
    Refunding, AMBAC Insured, 5.75%, 1/01/26 ...............................................    1,000,000        1,036,020
  Jefferson County PCR, DuPont, Series A, 6.30%, 7/01/12 ...................................      450,000          467,005
  Jefferson County School District Financial Corp. School Building Revenue, Series A,
    FSA Insured, 5.25%, 7/01/18 ............................................................    1,500,000        1,570,020
  Jessamine County School District Finance Corp. School Building Revenue, 5.50%, 1/01/21 ...    2,500,000        2,586,575



84 |  Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Kenton County Airport Board Revenue,
     Cincinnati/Northern Kentucky International Airport, Series B, MBIA Insured,
     5.75%, 3/01/13 ........................................................................  $ 1,230,000     $  1,333,148
     Series B, MBIA Insured, 5.00%, 3/01/23 ................................................    2,000,000        1,927,620
     Special Facilities, Delta Airlines Inc. Project, Series A, 7.50%, 2/01/20 .............      445,000          393,109
     Special Facilities, Delta Airlines Inc. Project, Series A, 7.125%, 2/01/21 ............      325,000          275,392
     Special Facilities, Delta Airlines Inc. Project, Series B, 7.25%, 2/01/22 .............      445,000          380,479
  Kentucky Area Development Districts Financing Trust Lease Program Revenue, City of Ewing,
     6.00%, 6/01/30 ........................................................................    2,000,000        2,102,460
     Series C, 6.00%, 6/01/30 ..............................................................    1,285,000        1,374,989
     Series E, 5.70%, 6/01/22 ..............................................................    1,000,000        1,062,820
  Kentucky Economic Development Finance Authority College and University Revenue,
    Centre College Project, Refunding and Improvement, FSA Insured, 5.00%, 4/01/32 .........    3,000,000        2,946,150
  Kentucky Economic Development Finance Authority Hospital Facilities Revenue,
    St. Elizabeth Medical Center Project, Series A, FGIC Insured, Pre-Refunded, 6.00%,
      12/01/22 .............................................................................      625,000          645,056
  Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
    Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ...........    2,000,000        1,752,600
  Kentucky Economic Development Finance Authority Medical Center Revenue,
    Ashland Hospital Corp., Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12     500,000          510,000
  Kentucky Economic Development Finance Authority Revenue, Catholic Health Project,
    Refunding and Improvement, Series A, 5.00%, 12/01/18 ...................................    2,000,000        1,991,400
  Kentucky HFC Revenue,
     Refunding, Series A, 6.375%, 7/01/28                                                          90,000           92,866
     Series B, 6.25%, 7/01/28 ..............................................................      840,000          866,401
     Series C, FHA Insured, 6.40%, 1/01/17 .................................................      515,000          530,177
  Kentucky Infrastructure Authority Revenue,
     Infrastructure Revolving Fund Program, Series J, Pre-Refunded, 6.375%, 6/01/14 ........      500,000          553,415
     Series A, 5.00%, 6/01/19 ..............................................................    1,140,000        1,161,158
     Series A, 5.00%, 6/01/20 ..............................................................    1,250,000        1,265,112
     Series A, 5.00%, 6/01/21 ..............................................................    1,190,000        1,198,259
  Kentucky Rural Water Finance Corp. Public Project Revenue, Flexible Term Program,
    Series A, 5.00%, 2/01/26 ...............................................................    1,055,000        1,034,058
  Kentucky State Property and Buildings Commission Revenues,
     Project No. 56, Pre-Refunded, 6.00%, 9/01/14 ..........................................      700,000          748,314
     Project No. 62, Refunding, 2nd Series, 5.25%, 10/01/18 ................................    3,540,000        3,697,141
     Project No. 64, MBIA Insured, 5.50%, 5/01/17 ..........................................    1,535,000        1,649,097
     Refunding, Project No. 69, Series A, FSA Insured, 5.00%, 8/01/21 ......................    2,300,000        2,319,320
     Refunding, Project No. 77, MBIA Insured, 5.00%, 8/01/23 ...............................    1,100,000        1,101,650
  Lawrenceburg Water and Sewer Revenue, MBIA Insured, 5.00%, 10/01/28 ......................    1,730,000        1,708,012
  Lexington-Fayette Urban County Government Revenue, University of Kentucky Library Project,
     MBIA Insured, Pre-Refunded,
     6.625%, 11/01/13 ......................................................................      500,000          541,575
     6.75%, 11/01/24 .......................................................................      750,000          813,435
  Louisville and Jefferson County Metropolitan Sewer District Revenue, Series A, Refunding,
    FGIC, Insured, 4.75%, 5/15/28 ..........................................................    2,500,000        2,381,075
  Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
     Series A, AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 .................................      300,000          326,019
     FGIC Insured, 5.00%, 5/15/30 ..........................................................    2,750,000        2,705,973




                                                          Semiannual Report | 85

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Louisville Parking Authority of River City, MBIA Insured, 5.00%, 6/01/29 ................. $  3,290,000   $    3,242,887
  Louisville Waterworks Board Water System Revenue, Louisville Water Co.,
     FSA Insured, 5.50%, 11/15/25 ..........................................................    2,000,000        2,087,900
     Refunding, FSA Insured, 5.25%, 11/15/24 ...............................................    2,500,000        2,535,700
  McCracken County Hospital Revenue, Mercy Health System, Refunding, Series A,
    MBIA Insured, 6.40%, 11/01/07 ..........................................................      500,000          534,940
  Northern Kentucky University COP, AMBAC Insured, 5.00%, 12/01/27 .........................    1,500,000        1,485,330
  Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 ..........    1,270,000        1,277,341
  Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties Leasing Trust,
    Series A, 6.50%, 3/01/19 ...............................................................    1,050,000        1,087,328
  Puerto Rico Commonwealth GO,
     Pre-Refunded, 6.45%, 7/01/17 ..........................................................      430,000          455,598
     Public Improvement, Series A, 5.125%, 7/01/31 .........................................    5,000,000        4,952,050
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     5.00%, 7/01/28 ........................................................................    3,605,000        3,519,598
     Series D, 5.375%, 7/01/36 .............................................................    2,500,000        2,532,225
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.25%, 7/01/36 .................    1,450,000        1,450,899
  Russell Health System Revenue,
     Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15 ..................................      800,000          890,272
     Pre-Refunded, 8.10%, 7/01/15 ..........................................................      145,000          172,267
     Pre-Refunded, 8.10%, 7/01/15 ..........................................................      140,000          158,477
  University of Kentucky University Revenue, Construction of Educational Buildings, Series Q,
    FGIC Insured, 5.00%, 5/01/18 ...........................................................    1,785,000        1,827,501
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 .    2,000,000        1,996,140
                                                                                                            ---------------
  TOTAL BONDS (COST $111,203,171)                                                                              112,909,974
                                                                                                            ---------------
  ZERO COUPON BONDS 1.1%
  Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc., Series C,
     MBIA Insured, zero cpn. to 10/01/05, 6.15% thereafter,
     10/01/24 ..............................................................................      405,000          379,752
     10/01/25 ..............................................................................      935,000          871,252
                                                                                                            ---------------
  TOTAL ZERO COUPON BONDS (COST $1,181,112) ................................................                     1,251,004
                                                                                                            ---------------
  TOTAL LONG TERM INVESTMENTS (COST $112,384,283) ..........................................                   114,160,978
                                                                                                            ---------------
  SHORT TERM INVESTMENTS .4%
a Kentucky Area Development Districts Financing Trust Lease Program Revenue,
    Ewing Acquisition Project, Weekly VRDN and Put, .95%, 6/01/33 ..........................      445,000          445,000
                                                                                                            ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $445,000) .............................................                       445,000
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $112,829,283) 98.4% ..............................................                   114,605,978
  OTHER ASSETS, LESS LIABILITIES 1.6% ......................................................                     1,906,756
                                                                                                            ---------------
  NET ASSETS 100.0% ........................................................................                $  116,512,734
                                                                                                            ---------------


See Glossary of terms on page 117.
a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.




86 |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                       -----------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        AUGUST 31, 2003                  YEAR ENDED FEBRUARY 28,
CLASS A                                                   (UNAUDITED)    2003         2002       2001        2000        1999
                                                       -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................     $11.55     $11.38       $11.22     $10.55      $11.59      $11.61
                                                       -----------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................        .26        .55          .56        .58         .58         .60

 Net realized and unrealized gains (losses) ...........       (.24)       .17          .16        .67       (1.03)       (.01)
                                                       -----------------------------------------------------------------------

Total from investment operations ......................        .02        .72          .72       1.25        (.45)        .59
                                                       -----------------------------------------------------------------------

Less distributions from net investment income .........       (.27)      (.55)        (.56)      (.58)       (.59)       (.61)
                                                       -----------------------------------------------------------------------

Net asset value, end of period ........................     $11.30     $11.55       $11.38     $11.22      $10.55      $11.59
                                                       -----------------------------------------------------------------------

Total return b ........................................        .13%      6.52%        6.73%     12.05%      (3.93)%      5.23%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................   $178,573   $177,211     $167,909   $154,750    $144,299    $158,099

Ratios to average net assets:

 Expenses .............................................        .73%c      .74%         .74%       .74%        .74%        .75%

 Net investment income ................................       4.52%c     4.84%        4.99%      5.32%       5.29%       5.14%

Portfolio turnover rate ...............................       9.05%     12.60%       10.05%      8.63%      27.31%      14.99%


a Based on average shares outstanding beginning with year ended February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.



                                                          Semiannual Report | 87

Franklin Tax-Free Trust

FRANKLIN LOUISIANA TAX-FREE INCOME FUND (CONTINUED)

                                                      ------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        AUGUST 31, 2003                 YEAR ENDED FEBRUARY 28,
CLASS C                                                   (UNAUDITED)    2003         2002       2001        2000        1999
                                                      ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................      $11.65     $11.47       $11.29     $10.62      $11.66      $11.68
                                                      ------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .............................         .23        .49          .51        .52         .53         .54

 Net realized and unrealized gains (losses) ..........        (.25)       .18          .17        .67       (1.04)       (.01)
                                                      ------------------------------------------------------------------------

Total from investment operations .....................        (.02)       .67          .68       1.19        (.51)        .53
                                                      ------------------------------------------------------------------------

Less distributions from net investment income ........        (.24)      (.49)        (.50)      (.52)       (.53)       (.55)
                                                      ------------------------------------------------------------------------

Net asset value, end of period .......................      $11.39     $11.65       $11.47     $11.29      $10.62      $11.66
                                                      ------------------------------------------------------------------------

Total return b .......................................        (.24)%     5.98%        6.18%     11.46%      (4.45)%      4.61%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................     $20,170    $20,503      $16,047    $12,424     $10,730      $9,982

Ratios to average net assets:

 Expenses ............................................        1.32%c     1.28%        1.29%      1.29%       1.29%       1.31%

 Net investment income ...............................        3.95%c     4.30%        4.44%      4.77%       4.74%       4.58%

Portfolio turnover rate ..............................        9.05%     12.60%       10.05%      8.63%      27.31%      14.99%



a Based on average shares outstanding beginning with year ended February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.




88 |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.6%
  Bossier City Public Improvement Sales and Use Tax Revenue,
     FGIC Insured, 5.00%, 12/01/19 ..........................................................$  1,145,000       $1,166,503
     Refunding, FGIC Insured, 5.00%, 12/01/21 ...............................................   1,875,000        1,890,731
     Refunding, FGIC Insured, 5.00%, 12/01/22 ...............................................   1,515,000        1,521,272
  Bossier Parish Sales and Use Tax Revenue, AMBAC Insured, 5.00%, 7/01/20 ...................   1,900,000        1,935,587
  Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series B, 6.875%,
    11/01/12 ................................................................................     260,000          264,776
  Calcasieu Parish Public Trust Authority SFMR, Series A, GNMA Secured, 6.40%, 4/01/32 ......     130,000          134,287
  Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese Student Housing Project,
    MBIA Insured, 5.25%,
     5/01/21 ................................................................................   1,505,000        1,551,339
     5/01/33 ................................................................................   2,500,000        2,520,575
  De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
     7.70%, 11/01/18 ........................................................................   1,500,000        1,604,970
     5.65%, 12/01/21 ........................................................................   1,000,000          963,550
  De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured, 5.875%,
    9/01/29 .................................................................................  11,500,000       12,498,545
  Denham Spring Livingston Housing and Mortgage Finance Authority SFHMR, Series A, FHA Insured,
    ETM, 7.20%, 8/01/10 .....................................................................   1,380,000        1,690,873
  East Baton Rouge Mortgage Finance Authority Revenue, SFM Purchase, Refunding, Series A,
    6.10%, 10/01/29 .........................................................................     635,000          654,469
  East Baton Rouge Parish Sales and Use Tax Revenue,
     Public Improvement, Series ST, FGIC Insured, 5.00%, 2/01/20 ............................   1,000,000        1,015,710
     Series ST, FGIC Insured, Pre-Refunded, 5.90%, 2/01/18 ..................................     750,000          809,137
  Ernest N. Morial New Orleans Exhibit Hall Authority Special Tax, senior sub. note, Series A, AMBAC
    Insured, 5.00%, 7/15/33 .................................................................   5,000,000        4,900,900
  Greater New Orleans Expressway Commission Revenue,
     Refunding and Improvement, AMBAC Insured, 5.00%, 11/01/33 ..............................   1,500,000        1,470,135
     Refunding, AMBAC Insured, 5.00%, 11/01/27 ..............................................   5,000,000        4,937,500
  Jefferson Sales Tax District Special Sales Tax Revenue,
     Refunding, FSA Insured, 5.00%, 12/01/22 ................................................   3,000,000        3,010,950
     Special Tax Bond, AMBAC Insured, 5.00%, 12/01/20 .......................................   4,195,000        4,254,108
  Lafayetta Public Trust Financing Authority Revenue, LCC Facilities Corp. Project, MBIA Insured,
    4.75%, 10/01/22 .........................................................................   1,750,000        1,711,273
  Lafayette Public Trust Financing Authority Revenue, Ragin Cajun Facilities Inc. Project, MBIA
    Insured, 5.00%, 10/01/22 ................................................................   1,500,000        1,508,820
  Lafayette Public Trust Financing Authority SFMR, Series A, ETM, 7.20%, 4/01/11 ............      30,000           36,636
  Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ........................      85,000           99,386
  Lake Charles Harbor and Terminal District Port Facilities Revenue, Occidental Petroleum Corp.,
    Refunding, 7.20%, 12/01/20 ..............................................................   3,000,000        3,060,300
  Louisiana HFA, Mortgage Revenue,
     MF, Refunding, Series A, FHA Insured, 7.00%, 7/01/22 ...................................   1,945,000        1,877,431
     MF, Westview Project, 7.80%, 4/01/30 ...................................................     750,000          760,538
     SF, Series A-1, GNMA Secured, 5.45%, 12/01/20 ..........................................   1,605,000        1,635,286



                                                          Semiannual Report | 89

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Louisiana Local Government Environmental Facilities CDA Revenue,
     Delgado Community College Foundation Project, AMBAC Insured, 6.00%, 10/01/29 ...........$  1,000,000   $    1,109,990
     Jefferson Parking Garage Project, AMBAC Insued, 5.00%, 9/01/21 .........................   2,215,000        2,235,334
     MBIA Insured, 5.00%, 12/01/26 ..........................................................   3,000,000        2,967,240
     Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/26 .....   2,000,000        2,045,240
     Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 .....   2,000,000        2,046,580
  Louisiana Local Government Environmental Facility CDA Revenue, MBIA Insured, 5.00%,
    12/01/32 ................................................................................   1,350,000        1,325,471
  Louisiana Local Government Environmental Facility Revenue, Baton Rouge Apartments, Series A,
    MBIA Insured, 6.375%, 1/01/30 ...........................................................   4,265,000        4,558,176
  Louisiana Public Facilities Authority Hospital Revenue,
     Franciscan Missionaries, Series C, MBIA Insured, 5.00%, 7/01/19 ........................   3,750,000        3,795,150
     Pendleton Memorial Methodist, Refunding, 5.25%, 6/01/28 ................................   4,500,000        3,174,660
     Touro Infirmary Project, Series A, 5.625%, 8/15/29 .....................................   6,000,000        5,820,720
  Louisiana Public Facilities Authority Lease Revenue, Orleans Parish School Board Project, FSA
    Insured, Pre-Refunded, 5.65%, 6/15/11 ...................................................   1,230,000        1,298,745
  Louisiana Public Facilities Authority Revenue,
     Centenary College Project, Refunding, 5.75%, 2/01/29 ...................................   7,300,000        7,260,945
     Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 ...................   1,500,000        1,534,590
     Dillard University Project, Series A, AMBAC Insured, 5.30%, 8/01/26 ....................   1,540,000        1,563,962
     HFA, Mortgage Purchase, FNMA Insured, 6.05%, 1/01/26 ...................................   1,200,000        1,222,908
     MFH, One Lakeshore, Refunding, Series A, GNMA Secured, 6.40%, 7/20/20 ..................   1,900,000        1,963,669
     Ochsner Clinic Foundation Project, Series B, 5.75%, 5/15/23 ............................   2,500,000        2,525,675
     Tulane University, AMBAC Insured, 6.05%, 10/01/25 ......................................   5,500,000        6,055,170
     Tulane University, Refunding, Series A, AMBAC Insured, 5.125%, 7/01/27 .................   3,000,000        3,007,170
     Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17 ........   1,000,000        1,045,950
     Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ........   6,015,000        6,079,601
  Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%,
     6/01/27 ................................................................................   3,500,000        3,456,600
     6/01/32 ................................................................................   2,000,000        1,963,920
  Louisiana State Office Facilities Corp. Lease Revenue, Capital Complex Program,
     AMBAC Insured, 5.00%, 5/01/21 ..........................................................   2,500,000        2,524,325
     Series A, MBIA Insured, 5.375%, 3/01/19 ................................................   3,000,000        3,122,370
  Louisiana State University Agricultural and Mechanical College University Revenues, Auxiliary,
    MBIA Insured, 5.50%, 7/01/26 ............................................................   1,500,000        1,536,855
  Louisiana State University and Agricultural and Mechanical College Board Revenue, AMBAC
    Insured, 5.00%, 7/01/22 .................................................................   5,000,000        5,030,750
  Monroe Sales and Use Tax Revenue, FGIC Insured, 5.25%, 7/01/23 ............................   1,535,000        1,566,667
  New Orleans GO,
     Drain Systems, AMBAC Insured, 5.00%, 12/01/18 ..........................................   1,000,000        1,019,310
     Public Improvement, FGIC Insured, 5.125%, 12/01/26 .....................................   2,000,000        2,005,840
     Public Improvement, FGIC Insured, 5.25%, 12/01/21 ......................................   1,295,000        1,337,010
     Refunding, MBIA Insured, 5.125%, 9/01/21 ...............................................   2,000,000        2,045,540
  Orleans Levee District Revenue, Levee Improvement, Refunding, FSA Insured, 5.95%,
    11/01/14 ................................................................................     765,000          849,953
  Orleans Parish Parishwide School District GO, Refunding, Series B, FGIC Insured, 5.50%,
    9/01/20 .................................................................................   1,000,000        1,036,550
  Orleans Parish School Board GO, Series 95, FGIC Insured, 5.375%, 9/01/18 ..................   1,950,000        2,060,214



90 |  Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center,
    Refunding, FSA Insured, 5.75%, 5/15/21 ..................................................$  2,500,000   $    2,660,950
  Ouachita Parish La West Ouachita Parish School District Sales and Use Tax Revenue, FGIC
    Insured, 5.75%, 9/01/24 .................................................................   1,410,000        1,502,059
  Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, Pre-Refunded, 5.75%,
    7/01/26 .................................................................................   4,500,000        5,168,610
  Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase, FHA Insured,
    ETM, 7.25%, 8/01/10 .....................................................................     965,000        1,131,549
  Shreveport Certificates of Indebtedness Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
    10/01/16 ................................................................................   1,000,000        1,043,140
  St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM, 7.50%,
    9/01/10 .................................................................................     435,000          545,155
  St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26 ....   1,500,000        1,556,460
  St. Charles Parish PCR, Louisiana Power and Light Co. Project, 7.50%, 6/01/21 .............   2,500,000        2,513,250
  St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co. Project,
     7.05%, 4/01/22 .........................................................................   1,500,000        1,506,765
     Series A, 7.00%, 12/01/22 ..............................................................     750,000          766,770
  St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ..............   2,500,000        2,540,850
  St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
     7/01/10 ................................................................................      90,000          103,858
     7/01/11 ................................................................................      50,000           62,138
  State Colleges and Universities Lease Revenue, University of Southwestern Louisiana,
    Cajundome, MBIA Insured, 5.65%, 9/01/26 .................................................   3,080,000        3,185,767
  Tangipahoa Parish Hospital Service District No. 1, Hospital Revenue, Refunding, AMBAC
    Insured, Pre-Refunded, 6.25%, 2/01/24 ...................................................   5,500,000        5,726,875
  Terrebonne Parish Hospital Service District No. 1 Hospital Revenue, Terrebonne General
    Medical Center Project, Refunding, AMBAC Insured, 5.50%, 4/01/33 ........................   2,155,000        2,210,513
  University of Louisiana Board of Supervisors Lease Revenue, LaFayette Cajundome Convention,
    MBIA Insured, 6.25%, 9/01/29 ............................................................   1,200,000        1,349,868
  University System Board of Supervisors Revenue, Northwestern State University Wellness,
   AMBAC
    Insured, 5.10%, 4/01/24 .................................................................   1,000,000        1,004,320
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ...   3,000,000        3,029,610
  West Feliciana Parish PCR, Gulf State Utility Co. Project, 7.70%, 12/01/14 ................   6,500,000        6,637,670
                                                                                                            ---------------
  TOTAL LONG TERM INVESTMENTS (COST $190,050,559) ...........................................                  195,924,614
                                                                                                            ---------------
  SHORT TERM INVESTMENTS .2%
a Louisiana Public Facilities Authority Revenue, Kenner Hotel Ltd., Daily VRDN and Put, .85%,
    12/01/15 ................................................................................     200,000          200,000
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, .85%, 7/01/28 .............................     200,000          200,000
                                                                                                            ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $400,000) ..............................................                      400,000
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $190,450,559) 98.8% ...............................................                  196,324,614
  OTHER ASSETS, LESS LIABILITIES 1.2% .......................................................                    2,418,688
                                                                                                            ---------------
  NET ASSETS 100.0% .........................................................................               $  198,743,302
                                                                                                            ---------------


See Glossary of terms on page 117.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.




                     Semiannual Report | See notes to financial statements. | 91

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN MARYLAND TAX-FREE INCOME FUND
                                                      ------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        AUGUST 31, 2003              YEAR ENDED FEBRUARY 28,
CLASS A                                                   (UNAUDITED)    2003         2002       2001        2000        1999
                                                      ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $11.78     $11.52       $11.36     $10.63      $11.66      $11.64
                                                      ------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ............................          .26        .54          .55        .57         .56         .58

 Net realized and unrealized gains (losses) .........         (.26)       .26          .17        .72       (1.00)        .06
                                                      ------------------------------------------------------------------------

Total from investment operations ....................           --        .80          .72       1.29        (.44)        .64
                                                      ------------------------------------------------------------------------

Less distributions from:

 Net investment income ..............................         (.26)      (.54)        (.56)      (.56)       (.56)       (.58)

 Net realized gains .................................           --         --           --         --        (.03)       (.04)
                                                      ------------------------------------------------------------------------

Total distributions .................................         (.26)      (.54)        (.56)      (.56)       (.59)       (.62)
                                                      ------------------------------------------------------------------------

Net asset value, end of period ......................       $11.52     $11.78       $11.52     $11.36      $10.63      $11.66
                                                      ------------------------------------------------------------------------

Total return b ......................................          .02%      7.16%        6.44%     12.44%      (3.86)%      5.64%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................     $324,518   $322,873     $281,141   $248,964    $221,176    $253,014

Ratios to average net assets:

 Expenses ...........................................          .69%c      .70%         .72%       .73%        .72%        .74%

 Net investment income ..............................         4.39%c     4.65%        4.81%      5.16%       5.07%       4.91%

Portfolio turnover rate .............................         6.08%      6.30%        6.39%     13.01%      11.78%       6.02%



a Based on average shares outstanding beginning with year ended February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.




92 |  Semiannual Report

Franklin Tax-Free Trust

FRANKLIN MARYLAND TAX-FREE INCOME FUND (CONTINUED)
                                                      ------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        AUGUST 31, 2003                 YEAR ENDED FEBRUARY 28,
CLASS C                                                   (UNAUDITED)    2003         2002       2001        2000        1999
                                                      ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............         $11.90     $11.63       $11.46     $10.72      $11.75      $11.72
                                                      ------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..........................            .23        .48          .49        .51         .51         .51

 Net realized and unrealized gains (losses) .......           (.26)       .27          .17        .73       (1.01)        .07
                                                      ------------------------------------------------------------------------

Total from investment operations ..................           (.03)       .75          .66       1.24        (.50)        .58
                                                      ------------------------------------------------------------------------

Less distributions from:

 Net investment income ............................           (.23)      (.48)        (.49)      (.50)       (.50)       (.51)

 Net realized gains ...............................             --         --           --         --        (.03)       (.04)
                                                      ------------------------------------------------------------------------

Total distributions ...............................           (.23)      (.48)        (.49)      (.50)       (.53)       (.55)
                                                      ------------------------------------------------------------------------

Net asset value, end of period ....................         $11.64     $11.90       $11.63     $11.46      $10.72      $11.75
                                                      ------------------------------------------------------------------------

Total return b ....................................           (.24)%     6.59%        5.88%     11.83%      (4.37)%      5.11%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................        $49,181    $48,305      $33,257    $22,547     $17,298     $16,826

Ratios to average net assets:

 Expenses .........................................           1.29%c     1.22%        1.27%      1.28%       1.27%       1.29%

 Net investment income ............................           3.79%c     4.13%        4.26%      4.61%       4.53%       4.35%

Portfolio turnover rate ...........................           6.08%      6.30%        6.39%     13.01%      11.78%       6.02%


a Based on average shares outstanding beginning with year ended February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.



                     Semiannual Report | See notes to financial statements. | 93

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.7%
  Anne Arundel County GO, 4.625%, 3/01/32 .................................................  $  3,000,000   $    2,821,410
  Anne Arundel County Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.00%, 1/01/26 .     1,650,000        1,676,581
  Anne Arundel County PCR, Baltimore Gas and Electric Co. Project, Refunding, 6.00%, 4/01/24    9,500,000        9,788,420
  Baltimore Convention Center Revenue, FGIC Insured, Pre-Refunded, 6.15%, 9/01/19 .........     4,250,000        4,465,432
  Baltimore County Metropolitan 68th District GO, Refunding, 5.00%, 8/01/32 ...............     1,000,000          996,920
  Baltimore County Mortgage Revenue, Old Orchard Apartments Project, Refunding, Series A,
   MBIA Insured,
     7.00%, 7/01/16 .......................................................................     1,000,000        1,035,820
     7.125%, 1/01/27 ......................................................................     3,000,000        3,101,760
  Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding, Series A,
    7.00%, 8/01/11 ........................................................................     2,955,000        3,062,828
  Baltimore GO, Consolidated Public Improvement,
     Series A, FGIC Insured, 5.30%, 10/15/17 ..............................................     1,500,000        1,701,030
     Series A, FSA Insured, 5.25%, 10/15/17 ...............................................     3,300,000        3,754,905
     Series B, 7.15%, 10/15/08 ............................................................     1,000,000        1,197,130
  Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11 ...     1,850,000        1,894,492
  Baltimore Project Revenue, Wastewater Project,
     Series A, FGIC Insured, 5.00%, 7/01/28 ...............................................     1,100,000        1,102,464
     Series A, FGIC Insured, 5.00%, 7/01/33 ...............................................    13,950,000       13,949,023
     Series B, FGIC Insured, Pre-Refunded, 5.00%, 7/01/28 .................................     4,000,000        4,385,680
  Baltimore Revenue, Wastewater Project, Series A,
     FGIC Insured, Pre-Refunded, 5.80%, 7/01/15 ...........................................     5,000,000        5,740,000
     FSA Insured, Pre-Refunded, 5.75%, 7/01/30 ............................................    10,000,000       11,452,900
  Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Asset Guaranteed,
     5.375%, 1/01/16 ......................................................................     2,000,000        2,127,000
     5.50%, 1/01/19 .......................................................................     1,000,000        1,047,450
     5.625%, 1/01/25 ......................................................................     2,000,000        2,095,960
  Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
    Improvement, FSA Insured, 6.00%, 9/01/21 ..............................................     8,000,000        8,624,400
  Harford County GO, Consolidated Public Improvement,
     4.35%, 1/15/14 .......................................................................     1,300,000        1,331,824
     4.40%, 1/15/15 .......................................................................     1,450,000        1,480,088
     4.40%, 1/15/16 .......................................................................     1,420,000        1,439,539
     4.45%, 1/15/17 .......................................................................     1,125,000        1,134,990
  Harford County Mortgage Revenue, Greenbrier V Apartments Project, Refunding, FHA Insured,
    6.50%, 11/01/26 .......................................................................     3,000,000        3,116,520
  Howard County Mortgage Revenue, Normandy Woods III Apartments Project, Refunding, Series A,
    FHA Insured, 6.10%, 7/01/25 ...........................................................     2,000,000        2,068,020
  Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11     1,900,000        1,904,237
  Maryland State CDA, Department of Housing and Community Development Revenue,
     Housing, Series A, 6.00%, 7/01/32 ....................................................     4,000,000        4,133,480
     Residential, Series D, 5.25%, 9/01/29 ................................................     4,635,000        4,608,951
     Series B, 5.35%, 9/01/30 .............................................................     2,745,000        2,761,415
     SF Program, First Series, 5.00%, 4/01/17 .............................................     1,000,000        1,013,280
     SF Program, Second Series, 5.00%, 4/01/17 ............................................     3,000,000        3,037,620
  Maryland State EDC, Utility Infrastructure Revenue, University College Park Project,
    AMBAC Insured, 5.00%, 7/01/19 .........................................................     1,710,000        1,756,683
  Maryland State Energy Financing Administration Solid Waste Disposal Revenue, Limited
    Obligation, Wheelabrator Water Projects, 6.45%, 12/01/16 ..............................     3,000,000        3,189,750
  Maryland State Health and Higher Educational Facilities Authority Revenue,
     Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ............................     8,365,000        8,371,525
     Carroll County General Hospital, 6.00%, 7/01/26 ......................................     2,000,000        2,050,720



94 |  Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS  (CONT.)
  Maryland State Health and Higher Educational Facilities Authority Revenue, (cont.)
     Carroll County General Hospital, 5.80%, 7/01/32 ......................................  $  5,000,000    $   5,051,100
     Catholic Health Initiatives, Series A, 6.00%, 12/01/20 ...............................     2,920,000        3,199,006
     Catholic Health Initiatives, Series A, 6.00%, 12/01/24 ...............................     2,025,000        2,202,471
     Charity Obligation Group, Series A, 5.00%, 11/01/19 ..................................     1,515,000        1,521,711
     Charity Obligation Group, Series A, 5.00%, 11/01/29 ..................................     2,250,000        2,236,838
     Doctors Community Hospital, Refunding, 5.75%, 7/01/13 ................................     3,000,000        3,025,530
     Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 ...............................    11,000,000       11,167,750
     Johns Hopkins University Issue, Pre-Refunded, 6.00%, 7/01/39 .........................     5,000,000        5,835,100
     Johns Hopkins, AMBAC Insured, 5.00%, 7/01/27 .........................................       655,000          655,373
     Kernan Hospital, Connie Lee Insured, 6.10%, 7/01/24 ..................................     1,700,000        1,787,958
     Maryland Institue College of Art, 5.625%, 6/01/36 ....................................     3,600,000        3,570,372
     Mercy Medical Center Project, Refunding, FSA Insured, 5.75%, 7/01/26 .................     1,500,000        1,573,110
     Mercy Medical Center, Refunding, 5.625%, 7/01/31 .....................................     5,500,000        5,472,720
     North Arundel Hospital, 6.50%, 7/01/26 ...............................................     1,000,000        1,066,010
     North Arundel Hospital, 6.50%, 7/01/31 ...............................................     1,320,000        1,404,625
     Roland Park Place Project, Refunding, 5.625%, 7/01/18 ................................     2,500,000        2,406,175
     Roland Park Place Project, Refunding, 5.625%, 7/01/24 ................................     2,680,000        2,497,921
     University of Maryland Medical System, 6.75%, 7/01/30 ................................    11,000,000       12,025,640
     Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 ...................     5,000,000        5,107,400
     Upper Chesapeake Hospitals, Series A, FSA Insured, 5.125%, 1/01/33 ...................     7,100,000        7,104,402
  Maryland State Health And Higher Revenue, John Hopkins University, Series A, 5.00%, 7/01/32  23,000,000       22,859,240
  Maryland State Stadium Authority Lease Revenue, Convention Center Expansion, AMBAC Insured,
    5.875%, 12/15/14 ......................................................................     4,655,000        4,984,900
  Maryland State Stadium Authority Sports Facilities Lease Revenue, AMBAC Insured,
     5.75%, 3/01/22 .......................................................................     5,000,000        5,317,000
     5.80%, 3/01/26 .......................................................................     2,045,000        2,177,066
  Maryland State Transportation Facilities Authority Revenue, Refunding, Series 1992,
    5.75%, 7/01/13 ........................................................................     5,400,000        5,408,748
  Maryland Transportation Authority Revenue, AMBAC Insured, 5.00%, 3/01/27 ................     8,000,000        7,978,000
  Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund, Series A,
    6.55%, 9/01/14 ........................................................................     1,000,000        1,007,980
  Montgomery County GO, 4.75%, 2/01/17 ....................................................     5,000,000        5,164,600
  Montgomery County Housing Opportunities Commission MFHR, Series B, FHA Insured,
    6.00%, 7/01/37 ........................................................................     2,500,000        2,587,400
  Montgomery County Revenue Authority Golf Course System Revenue, Series A, Pre-Refunded,
    6.125%, 10/01/22 ......................................................................     1,000,000        1,142,840
  Morgan State University Maryland and Aux Facilities Fees Revenue, Series A, FGIC Insured,
    5.00%, 7/01/32 ........................................................................     6,450,000        6,454,515
  Ocean City GO, Refunding, MBIA Insured, 5.75%,
     3/15/12 ..............................................................................     1,880,000        1,956,272
     3/15/13 ..............................................................................     1,120,000        1,165,438
     3/15/14 ..............................................................................     1,180,000        1,227,873
  Prince George's County COP, Real Estate Acquisition Program II, MBIA Insured, 6.00%, 9/15/14  2,050,000        2,176,875
  Prince George's County GO, Consolidated Public Improvement,
     4.40%, 9/15/22 .......................................................................    10,000,000        9,367,400
     MBIA Insured, 5.00%, 4/15/18 .........................................................     2,100,000        2,187,948
  Prince George's County Housing Authority MFHR, Emerson House Project, Series A,
    7.00%, 4/15/19 ........................................................................     5,500,000        5,701,355
  Prince George's County Housing Authority Mortgage Revenue, New Keystone Apartments Project,
    Refunding, Series A, MBIA Insured, 6.80%, 7/01/25 .....................................     2,900,000        2,899,797



                                                          Semiannual Report | 95

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS  (CONT.)
  Prince George's County IDA, Lease Revenue,
     Upper Marlboro Justice Center Project, MBIA Insured, 5.80%, 6/30/14 ..................  $  2,750,000   $    2,807,558
     Upper Marlboro Justice-B, MBIA Insured, 4.75%, 6/30/30 ...............................     4,000,000        3,847,200
  Prince George's County Parking Authority Revenue, Justice Center Facilities Project,
   Refunding,
    6.45%, 5/01/05 ........................................................................       500,000          504,525
  Prince George's County PCR, Potomac Electric Project, Refunding,
     6.00%, 9/01/22 .......................................................................     1,200,000        1,232,004
     6.375%, 1/15/23 ......................................................................     2,975,000        3,044,020
  Puerto Rico Commonwealth GO, Public Improvement,
     Refunding, FSA Insured, 5.25%, 7/01/27 ...............................................     2,535,000        2,605,169
     Refunding, FSA Insured, 5.125%, 7/01/30 ..............................................     7,230,000        7,310,759
     Series A, FGIC Insured, 5.00%, 7/01/32 ...............................................     5,000,000        5,010,250
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     Refunding, Series D, FSA Insured, 5.00%, 7/01/32 .....................................     1,000,000        1,002,760
     Series D, 5.25%, 7/01/38 .............................................................     5,000,000        5,003,100
     Series G, 5.00%, 7/01/33 .............................................................     7,000,000        6,798,820
     Series Y, FSA insured, 5.00%, 7/01/36 ................................................     2,000,000        2,005,500
  Puerto Rico Electric Power Authority Revenue,
     Series HH, FSA Insured, 5.25%, 7/01/29 ...............................................    10,780,000       11,064,269
     Series II, 5.25%, 7/01/31 ............................................................     3,000,000        3,013,500
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.25%, 7/01/36 ................     2,000,000        2,001,240
  Rockville Mortgage Revenue, Summit Apartments Project, Refunding, Series A, MBIA Insured,
    5.70%, 1/01/26 ........................................................................     1,145,000        1,160,286
  St. Mary's College Revenue, Academic Fees and Auxiliary Fees Project, Series A, AMBAC
   Insured,
    5.55%, 9/01/30 ........................................................................     2,000,000        2,098,580
  University of Maryland Auxiliary Facilities System and Tuition Revenue, Series A,
    5.60%, 4/01/16 ........................................................................     1,000,000        1,086,570
  Virgin Islands PFAR, senior lien,
     Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ................................     1,700,000        1,716,779
     Refunding, Series A, 5.50%, 10/01/14 .................................................     3,300,000        3,406,194
  Westminster Education Facility Revenue, Mc Daniel College, 5.50%,
     4/01/27 ..............................................................................       425,000          412,960
     4/01/32 ..............................................................................     1,500,000        1,451,700
                                                                                                            ---------------
  TOTAL LONG TERM INVESTMENTS (COST $357,062,506) .........................................                    368,680,449
                                                                                                            ---------------
  SHORT TERM INVESTMENTS .3%
a Baltimore County Revenue, Oak Crest Village Inc. Project, Series A, Weekly VRDN and Put,
    .85%, 1/01/29 .........................................................................       900,000          900,000
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, .69%, 12/01/15 ...................................................       400,000          400,000
                                                                                                            ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $1,300,000) ..........................................                      1,300,000
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $358,362,506) 99.0% .............................................                    369,980,449
  OTHER ASSETS, LESS LIABILITIES 1.0% .....................................................                      3,718,267
                                                                                                            ---------------
  NET ASSETS 100.0% .......................................................................                 $  373,698,716
                                                                                                            ---------------


See Glossary of terms on page 117.
a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



96 |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                     ---------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2003              YEAR ENDED FEBRUARY 28,
CLASS A                                                  (UNAUDITED)     2003         2002       2001        2000        1999
                                                     ---------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $12.23     $12.00       $11.77     $11.02      $12.19      $12.23
                                                     ---------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ............................          .28        .58          .58        .60         .60         .61

 Net realized and unrealized gains (losses) .........         (.30)       .23          .24        .75       (1.15)         --
                                                     ---------------------------------------------------------------------------

Total from investment operations ....................         (.02)       .81          .82       1.35        (.55)        .61
                                                     ---------------------------------------------------------------------------

Less distributions from:

 Net investment income ..............................         (.28)      (.58)        (.59)      (.60)       (.61)       (.62)

 Net realized gains .................................           --         --           --         --        (.01)       (.03)
                                                     ---------------------------------------------------------------------------

Total distributions .................................         (.28)      (.58)        (.59)      (.60)       (.62)       (.65)
                                                     ---------------------------------------------------------------------------

Net asset value, end of period ......................       $11.93     $12.23       $12.00     $11.77      $11.02      $12.19
                                                     ---------------------------------------------------------------------------

Total return b ......................................         (.21)%     6.90%        7.13%     12.50%      (4.62)%      5.12%
                                                     ---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................     $466,009   $468,008     $425,795   $373,190    $346,649    $386,948

Ratios to average net assets:

 Expenses ...........................................          .66%c      .67%         .68%       .69%        .69%        .70%

 Net investment income ..............................         4.48%c     4.72%        4.91%      5.22%       5.16%       4.99%

Portfolio turnover rate .............................        13.73%     18.73%       22.80%     38.38%      18.43%      15.21%


a Based on average shares outstanding beginning with year ended February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.



                                                          Semiannual Report | 97

Franklin Tax-Free Trust

FRANKLIN MISSOURI TAX-FREE INCOME FUND (CONTINUED)

                                                       -----------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        AUGUST 31, 2003                  YEAR ENDED FEBRUARY 28,
CLASS C                                                   (UNAUDITED)    2003         2002       2001        2000        1999
                                                       -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................     $12.29     $12.06       $11.82     $11.06      $12.24      $12.27
                                                       -----------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................        .24        .51          .52        .54         .53         .54

 Net realized and unrealized gains (losses) ...........       (.29)       .23          .24        .75       (1.16)        .01
                                                       -----------------------------------------------------------------------

Total from investment operations ......................       (.05)       .74          .76       1.29        (.63)        .55
                                                       -----------------------------------------------------------------------

Less distributions from:

 Net investment income ................................       (.24)      (.51)        (.52)      (.53)       (.54)       (.55)

 Net realized gains ...................................         --         --           --         --        (.01)       (.03)
                                                       -----------------------------------------------------------------------

Total distributions ...................................       (.24)      (.51)        (.52)      (.53)       (.55)       (.58)
                                                       -----------------------------------------------------------------------

Net asset value, end of period ........................     $12.00     $12.29       $12.06     $11.82      $11.06      $12.24
                                                       -----------------------------------------------------------------------

Total return b ........................................       (.48)%     6.29%        6.61%     11.94%      (5.21)%      4.58%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................    $57,409    $55,608      $41,013    $28,695     $23,537     $20,396

Ratios to average net assets:

 Expenses .............................................       1.26%c     1.19%        1.23%      1.24%       1.24%       1.25%

 Net investment income ................................       3.88%c     4.20%        4.36%      4.67%       4.62%       4.44%

Portfolio turnover rate ...............................      13.73%     18.73%       22.80%     38.38%      18.43%      15.21%


a Based on average shares outstanding beginning with year ended February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.



98 |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)



----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.7%
  Arnold Public Facilities Corp. Leasehold Revenue, MBIA Insured, 5.00%, 8/15/27 .........   $  2,600,000   $    2,581,982
  Bi-State Development Agency Missouri Illinois, Metropolitan District, St. Clair County
    Metrolink Extension, Series A, MBIA Insured, 5.00%, 7/01/28 ..........................      1,750,000        1,744,942
  Bi-State Development Agency Missouri Illinois, Metropolitan District, Metrolink Cross
    County Project, Series B, FSA Insured, 5.00%, 10/01/32 ...............................     15,000,000       14,840,550
  Boone County IDA, Health Care Revenue, Retirement Center Project, GNMA Secured, 5.70%,
    10/20/22 .............................................................................      1,515,000        1,591,220
  Cape Girardeau County IDA,
     Health Care Facilities Revenue, St. Francis Medical Center, Series A, 5.50%, 6/01/27       6,350,000        6,274,752
     Health Care Facilities Revenue, St. Francis Medical Center, Series A, 5.50%, 6/01/32       5,000,000        4,914,450
     Solid Waste Disposal Revenue, Procter and Gamble Paper Products, 5.30%, 5/15/28 .....      6,875,000        6,905,181
  Childrens Trust Fund Tobacco Settlement Revenue, Pre-Refunded, 6.00%, 7/01/26 ..........      2,785,000        3,222,579
  Fenton Public Facility Authority Leasehold Revenue, Pre-Refunded, 5.25%, 1/01/18 .......      2,250,000        2,486,520
  Florissant COP, FGIC Insured, 5.00%, 8/01/22 ...........................................      1,285,000        1,302,463
  Franklin County Public Water Supply District No. 3 COP, Series B, FGIC Insured, 5.00%,
    12/01/32 .............................................................................      3,715,000        3,686,469
  Grandview GO, COP, FGIC Insured, 5.00%, 1/01/23 ........................................      2,410,000        2,425,906
  Guam Airport Authority Revenue,
     Series A, 6.50%, 10/01/23 ...........................................................      1,075,000        1,097,758
     Series B, 6.60%, 10/01/10 ...........................................................        500,000          510,770
     Series B, 6.70%, 10/01/23 ...........................................................      4,000,000        4,084,000
  Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, GNMA Secured, 6.10%,
    9/20/26 ..............................................................................      1,745,000        1,807,593
  Hickory County School District R-1 Skyline GO, Direct Deposit Program, 6.05%, 3/01/20 ..      1,100,000        1,241,508
  High Ridge Fire Protection District GO, FSA Insured, 5.375%, 11/01/20 ..................      1,000,000        1,052,920
  Howard Bend Levee District Special Tax,
     5.65%, 3/01/13 ......................................................................      1,000,000        1,044,090
     5.85%, 3/01/19 ......................................................................      4,000,000        4,104,040
  Independence  Schoold District, Direct Deposit Program, Refunding, MBIA Insured, 5.00%,
    3/01/20 ..............................................................................      1,240,000        1,270,120
  Jackson County Consolidated School District No. 2 GO, Direct Deposit Program, 5.20%,
    3/01/20 ..............................................................................      2,000,000        2,043,520
  Jackson County Reorganized School District No. 7 GO, Lees Summit, Refunding and
    Improvement, FSA Insured, 5.00%, 3/01/21 .............................................      5,700,000        5,814,570
  Jackson County Special Obligation Revenue, MBIA Insured, 5.00%, 12/01/27 ...............      4,855,000        4,854,612
  Jasper County Reorganized School District No. R-7 GO, Direct Deposit Program, 6.00%,
    3/01/20 ..............................................................................      1,025,000        1,163,108
  Jefferson County Conservation Public Watersupply District No. C-1, Waterworks Revenue,
    AMBAC Insured, 5.00%, 12/01/26 .......................................................      4,500,000        4,502,340
  Kansas City IDA, MFHR, Mews Apartments Project, Series A, FNMA Insured, 6.30%, 7/01/20 .      3,345,000        3,471,876
  Kansas City Land Clearance Redevelopment Authority Lease Revenue, Municipal Auditorium
    and Muehlebach Hotel, Series A, FSA Insured, 5.90%, 12/01/18 .........................      5,000,000        5,480,100
  Kansas City MAC Revenue,
     Leasehold Improvement, Citywide Infrastructure, Series B, FSA Insured, Pre-Refunded,
      6.50%, 3/01/14 .....................................................................      7,790,000        7,999,629
     Leasehold Roe Bartle, Refunding, Series A, MBIA Insured, 5.00%, 4/15/20 .............     10,000,000       10,193,200



                                                          Semiannual Report | 99

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
     Pre-Refunded, 6.25%, 12/01/16 .......................................................   $  2,000,000   $    2,313,260
     Pre-Refunded, 6.40%, 12/01/25 .......................................................      7,000,000        8,117,200
     Refunding, 5.25%, 12/01/14 ..........................................................        750,000          734,370
     Refunding, 5.25%, 12/01/26 ..........................................................      1,000,000          942,340
  Lee's Summit IDAR,
     John Knox Village Project, 6.55%, 8/15/10 ...........................................      1,000,000        1,050,750
     John Knox Village Project, 6.625%, 8/15/13 ..........................................      2,000,000        2,095,480
     John Knox Village Project, 5.70%, 8/15/22 ...........................................      1,500,000        1,503,330
     MFHR, Crossroads Apartment Project, Series A, FSA Insured, 6.15%, 10/01/29 ..........      2,695,000        2,798,353
  Lee's Summit Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/22 ..........      1,995,000        2,021,873
  Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery
    Foundation, Series A, MBIA Insured, 5.00%, 12/01/30 ..................................      9,500,000        9,505,605
  Missouri Health and Educational Facilities Authority Revenue, Series A, 5.00%, 2/15/33 .      8,925,000        8,802,817
  Missouri School Board Association COP, Pooled Finance Program,
     Series A-3, MBIA Insured, 7.875%, 3/01/06 ...........................................          5,000            5,140
     Series A-5, MBIA Insured, 7.375%, 3/01/06 ...........................................         20,000           20,565
  Missouri School Board Association Lease COP, Republic R-3 School District Project,
    Refunding, FSA Insured, 6.00%, 3/01/16 ...............................................      2,220,000        2,392,050
  Missouri Southern State College Revenue, Auxiliary Enterprise System, MBIA Insured,
    5.50%, 4/01/23 .......................................................................      1,200,000        1,247,364
  Missouri State Board of Public Buildings Special Obligation Revenue, Series A, 4.75%,
    10/15/28 .............................................................................      7,620,000        7,285,863
  Missouri State Board of Public Buildings State Office Building, Special Obligation,
   Series A,
    5.125%, 5/01/26 ......................................................................      3,960,000        3,998,452
  Missouri State Development Finance Board Infrastructure Facilities Revenue, Midtown
    Redevelopment Project, Series A, MBIA Insured, 5.75%, 4/01/22 ........................     10,000,000       10,757,200
  Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater St.
    Louis Project, Series A, 5.40%, 9/01/18 ..............................................      7,420,000        7,858,299
  Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and
    Gamble Paper Product, 5.20%, 3/15/29 .................................................      3,000,000        3,025,380
  Missouri State Environmental Improvement and Energy Resources Authority PCR, National
    Rural Association, Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13 .......      2,100,000        2,270,394
  Missouri State Environmental Improvement and Energy Resources Authority Water PCR,
     Revolving Fund Program, Series A, 7.00%, 10/01/10                                            840,000          843,755
     Revolving Fund Program, Series B, 7.125%, 12/01/10 ..................................        350,000          350,850
     Revolving Fund Program, Series B, Pre-Refunded, 7.20%, 7/01/16 ......................      1,155,000        1,236,578
     State Revolving Fund Program, Series B, 6.05%, 7/01/16 ..............................        485,000          511,597
     State Revolving Fund Program, Series B, 5.50%, 7/01/21                                     1,440,000        1,508,602
     State Revolving Fund Program, Series B, FSA Insured, Pre-Refunded, 6.05%, 7/01/16 ...        515,000          546,523
     State Revolving Fund, Series A, 5.75%, 1/01/16 ......................................        150,000          161,787
     State Revolving, Series A, 6.55%, 7/01/14 ...........................................        890,000          900,724
     State Revolving, Series B, 5.80%, 1/01/15 ...........................................        125,000          133,509
     State Revolving, Series B, 7.20%, 7/01/16                                                    845,000          897,804
  Missouri State GO,
     State Water Pollution Control, Series A, 5.00%, 6/01/26 .............................      3,785,000        3,774,516
     Stormwater Control, Series A, 5.00%, 6/01/26 ........................................      1,895,000        1,889,751



100 |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Missouri State HDC,
     MFHR, FHA Insured, 8.50%, 12/01/29 ..................................................   $     75,000   $       75,773
     SFMR, Homeowner Loan, Series C-1, GNMA Secured, 5.90%, 9/01/25 ......................      4,655,000        4,799,957
     SFMR, Homeowner Loan, Series C-1, GNMA Secured, 5.95%, 3/01/28 ......................      3,295,000        3,397,409
     SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 .......................        785,000          805,489
     SFMR, Series B, GNMA Secured, 6.10%, 9/01/14 ........................................        965,000        1,004,247
     SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 ........................................        655,000          677,224
  Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
     Maryville University of St. Louis Project, 6.50%, 6/15/22 ...........................      1,750,000        1,860,967
     Maryville University of St. Louis Project, 6.75%, 6/15/30 ...........................      4,500,000        4,780,305
     Washington University, 5.00%, 11/15/37 ..............................................     11,050,000       10,888,780
     Washington University, Refunding, Series B, 5.00%, 3/01/30 ..........................     14,000,000       13,837,880
     Washington University, Series B, Pre-Refunded, 6.00%, 3/01/30 .......................     13,550,000       15,695,642
     Webster University, MBIA Insured, 5.30%, 4/01/27 ....................................      8,000,000        8,200,160
  Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
     Children's Mercy Hospital, 5.30%, 5/15/28 ...........................................     12,420,000       12,200,787
     Freeman Health Systems Project, 5.25%, 2/15/28 ......................................      2,750,000        2,563,770
     Health Midwest, Series B, MBIA Insured, 6.10%, 6/01/11 ..............................        700,000          740,201
     Health Midwest, Series B, MBIA Insured, 6.25%, 6/01/14 ..............................      1,990,000        2,106,475
     Jefferson Memorial Hospital Obligated Group, 6.75%, 5/15/15 .........................      4,000,000        4,113,680
     Jefferson Memorial Hospital Obligated Group, 6.80%, 5/15/25 .........................      3,250,000        3,318,510
     Lake of the Ozarks General Hospital, 6.25%, 2/15/11 .................................        410,000          430,471
     Lake of the Ozarks General Hospital, Pre-Refunded, 6.25%, 2/15/11 ...................        840,000          944,731
     Lake of the Ozarks General Hospital, Pre-Refunded, 6.50%, 2/15/21 ...................        670,000          758,400
     Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 ......................        330,000          338,927
     Lutheran Senior Services, Refunding, 5.875%, 2/01/23 ................................      1,000,000        1,008,450
     Lutheran Senior Services, Series A, 6.375%, 2/01/27 .................................      4,000,000        4,071,000
     St. Luke's Episcopal, Presbyterian Hospital, FSA Insured, 5.25%, 12/01/26 ...........      8,500,000        8,654,360
  Missouri State Health and Educational Facilities Revenue, SSM Healthcare System, Series A,
    AMBAC Insured, 5.25%, 6/01/28 ........................................................     16,385,000       16,532,301
  Missouri State Highways and Transportation Commission State Road Revenue,
     Series A, 5.00%, 2/01/21 ............................................................     10,000,000       10,136,600
     Series A, 5.00%, 2/01/22 ............................................................      3,000,000        3,026,520
  Monarch-Chesterfield Levee District Revenue, MBIA Insured, 5.75%, 3/01/19 ..............      1,920,000        2,093,088
  Northeast State University Recreational Facility Revenue, Campus Recreational Center
   Project,
    AMBAC Insured, 5.80%, 6/01/15 ........................................................      1,000,000        1,067,890
  Phelps County Hospital Revenue, Regional Medical Center, Refunding, Connie Lee Insured,
    6.00%, 5/15/13 .......................................................................      5,000,000        5,014,650
  Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    Pre-Refunded, 9.00%, 7/01/09 .........................................................         30,000           33,486
  Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.375%, 7/01/28 .............      3,000,000        3,058,260
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Refunding,
    Series AA, 5.00%, 7/01/35 ............................................................      1,800,000        1,738,728
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     Series D, 5.375%, 7/01/36 ...........................................................      2,500,000        2,532,225
     Series Y, 5.50%, 7/01/36                                                                  11,750,000       12,142,803
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series G, 5.00%, 7/01/42 .............................................................      7,500,000        7,142,475


                                                         Semiannual Report | 101

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Puerto Rico Electric Power Authority Power Revenue,
     Series II, 5.25%, 7/01/31 ...........................................................   $ 10,000,000   $   10,045,000
     Series NN, 5.125%, 7/01/29 ..........................................................      6,750,000        6,696,945
  Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ....................        185,000          185,459
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Industrial Revenue, Guaynabo Municipal Government,
     5.625%, 7/01/22 ......... ...........................................................      2,500,000        2,507,625
  Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 ..      8,035,000        8,167,015
  Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39 ...      1,600,000        1,670,880
  Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
     5.625%, 8/15/18 .....................................................................      3,000,000        2,677,440
     5.70%, 8/15/28 ......................................................................      5,250,000        4,510,328
  Springfield Public Building Corp. Leasehold Revenue, Springfield Recreational, Series B,
    AMBAC Insured,
     6.125%, 6/01/21 .....................................................................      3,230,000        3,589,531
     6.15%, 6/01/25 ......................................................................      3,645,000        3,997,763
  Springfield School District No. R 12 GO, Missouri Direct Deposit Program, 5.85%, 3/01/20      1,500,000        1,628,715
  St. Charles School District, Series B, FSA Insured, 5.00%, 3/01/22 .....................      6,745,000        6,836,597
  St. Charles County Public Water Supply District No. 2, COP, Missouri Project, Series A,
  MBIA
    Insured, 5.25%, 12/01/28 .............................................................      1,000,000        1,018,670
  St. Louis Airport Revenue,
     Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/26 .................      5,000,000        4,999,650
     Airport Development Program, Series A, MBIA Insured, 5.25%, 7/01/31 .................     18,835,000       19,074,581
     Capital Improvement Program, Series A, MBIA Insured, 5.00%, 7/01/32 .................      3,040,000        3,012,275
  St. Louis County Housing Authority MFHR, Kensington Square Apartments Project, Refunding,
     6.55%, 3/01/14 ......................................................................      1,000,000        1,001,200
     6.65%, 3/01/20 ......................................................................      2,750,000        2,860,688
  St. Louis County IDA,
     Elderly Housing Revenue, Centenary Towers Apartments Project, 6.40%, 4/01/14 ........      1,000,000        1,058,990
     Elderly Housing Revenue, Centenary Towers Apartments Project, 6.55%, 4/01/19 ........      1,000,000        1,041,510
     Health Facilities Revenue, Jewish Center Healthcare, GNMA Secured, 5.40%, 2/20/31 ...      1,000,000        1,016,990
     Health Facilities Revenue, Jewish Center Healthcare, GNMA Secured, 5.50%, 2/20/36 ...     10,460,000       10,818,255
     Health Facilities Revenue, Mary Queen Healthcare, GNMA Secured, 5.375%, 9/20/31 .....      3,310,000        3,379,212
     Health Facilities Revenue, Mother of Perpetual Help, GNMA Secured, 6.40%, 8/01/35 ...      1,895,000        2,007,639
     MFHR, Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31 ......................      1,095,000        1,097,683
     MFHR, South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 ....      1,250,000        1,300,488
  St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 ...............      1,500,000        1,333,170
  St. Louis IDA, Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project,
    5.875%, 11/01/26 .....................................................................      1,100,000        1,116,687
  St. Louis Municipal Finance Corp. Leasehold Revenue,
     Carnahan Courthouse, Series A, FGIC Insured, 5.125%, 2/15/27 ........................      4,750,000        4,790,375
     City Justice Center, Series A, AMBAC Insured, 6.00%, 2/15/20 ........................      1,000,000        1,110,760
  Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association,
     5.30%, 5/15/18 ......................................................................      3,000,000        2,910,390
     5.40%, 5/15/28 ......................................................................      1,500,000        1,395,615
  Taney County Reorganized School District Go, No. R-V Hollister, Refunding, FSA Insured,
    5.00%, 3/01/20 .......................................................................      1,300,000        1,331,577



102 |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  University of Missouri Revenue, System Facilities,
     Pre-Refunded, 5.80%, 11/01/27 .......................................................   $  1,000,000   $    1,143,670
     Refunding, Series B, 5.00%, 11/01/27 ................................................      7,865,000        7,831,652
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
     5.40%, 10/01/12 .....................................................................      2,500,000        2,586,400
     5.50%, 10/01/22 .....................................................................      2,500,000        2,494,025
  West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding,
     5.50%, 11/15/12 .....................................................................      1,000,000          978,060
     5.60%, 11/15/17 .....................................................................      1,700,000        1,592,254
     5.65%, 11/15/22 .....................................................................      1,500,000        1,367,250
  West Plains Waterworks System Revenue, AMBAC Insured, 5.625%, 3/01/21 ..................      1,250,000        1,322,637
                                                                                                            ---------------
  TOTAL LONG TERM INVESTMENTS (COST $500,895,920) ........................................                     516,513,121
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $500,895,920) 98.7% ............................................                     516,513,121
  OTHER ASSETS, LESS LIABILITIES 1.3% ....................................................                       6,904,581
                                                                                                            ---------------
  NET ASSETS 100.0% ......................................................................                  $  523,417,702
                                                                                                            ---------------



See Glossary of terms on page 117.



                    Semiannual Report | See notes to financial statements. | 103

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                     -------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        AUGUST 31, 2003                 YEAR ENDED FEBRUARY 28,
CLASS A                                                   (UNAUDITED)    2003         2002       2001        2000        1999
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $12.24     $11.96       $11.78     $11.04      $12.16      $12.11
                                                     -------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ............................          .27        .56          .58        .60         .60         .60

 Net realized and unrealized gains (losses) .........         (.29)       .28          .19        .73       (1.12)        .06
                                                     -------------------------------------------------------------------------

Total from investment operations ....................         (.02)       .84          .77       1.33        (.52)        .66
                                                     -------------------------------------------------------------------------

Less distributions from net investment income .......         (.28)      (.56)        (.59)      (.59)       (.60)       (.61)
                                                     -------------------------------------------------------------------------

Net asset value, end of period ......................       $11.94     $12.24       $11.96     $11.78      $11.04      $12.16
                                                     -------------------------------------------------------------------------

Total return b ......................................         (.22)%     7.23%        6.74%     12.38%      (4.37)%      5.54%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................     $401,286   $418,196     $388,400   $342,402    $315,101    $349,419

Ratios to average net assets:

 Expenses ...........................................          .67%c      .66%         .69%       .69%        .68%        .70%

 Net investment income ..............................         4.43%c     4.65%        4.89%      5.25%       5.18%       4.95%

Portfolio turnover rate .............................         5.16%      7.69%       10.85%      9.61%      21.07%       5.44%



a Based on average shares outstanding beginning with year ended February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.



104 |  Semiannual Report

Franklin Tax-Free Trust

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND (CONTINUED)

                                                      ------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        AUGUST 31, 2003                 YEAR ENDED FEBRUARY 28,
CLASS C                                                   (UNAUDITED)    2003         2002       2001        2000        1999
                                                      ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................     $12.35     $12.05       $11.87     $11.12      $12.24      $12.18
                                                      ------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................        .24        .50          .52        .54         .54         .54

 Net realized and unrealized gains (losses) ...........       (.30)       .30          .19        .74       (1.13)        .06
                                                      ------------------------------------------------------------------------

Total from investment operations ......................       (.06)       .80          .71       1.28        (.59)        .60
                                                      ------------------------------------------------------------------------

Less distributions from net investment income .........       (.24)      (.50)        (.53)      (.53)       (.53)      (.54)
                                                      ------------------------------------------------------------------------

Net asset value, end of period ........................     $12.05     $12.35       $12.05     $11.87      $11.12      $12.24
                                                      ------------------------------------------------------------------------

Total return b ........................................       (.49)%     6.76%        6.09%     11.79%      (4.88)%      5.02%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................    $78,792    $76,400      $57,881    $43,476     $38,577     $38,171

Ratios to average net assets:

 Expenses .............................................       1.26%c     1.19%        1.24%      1.24%       1.23%       1.25%

 Net investment income ................................       3.84%c     4.12%        4.34%      4.70%       4.63%       4.40%

Portfolio turnover rate ...............................       5.16%      7.69%       10.85%      9.61%      21.07%       5.44%


a Based on average shares outstanding beginning with year ended February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.



                    Semiannual Report | See notes to financial statements. | 105

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 100.1%
  Appalachian State University Revenue, Teachers College Utility System,
     MBIA Insured, Pre-Refunded, 6.10%, 5/15/13 ...........................................  $  1,075,000   $    1,134,329
     Refunding, MBIA Insured, 5.00%, 5/15/24 ..............................................     3,000,000        3,042,390
  Asheville Water System Revenue,
     FGIC Insured, 5.70%, 8/01/25 .........................................................     4,000,000        4,251,520
     FSA Insured, 5.00%, 8/01/25 ..........................................................     1,000,000        1,011,680
  Broad River Water Authority Water System Revenue, MBIA Insured, 5.375%, 6/01/26 .........     1,000,000        1,043,490
  Buncombe County Metropolitan Sewer District Sewer System Revenue,
     FSA Insured, 5.00%, 7/01/29 ..........................................................     5,000,000        5,035,050
     MBIA Insured, 5.00%, 7/01/26 .........................................................     1,000,000        1,010,250
  Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 .....     5,115,000        5,297,554
  Charlotte Airport Revenue, Series B, MBIA Insured, 6.00%,
     7/01/24 ..............................................................................     4,000,000        4,328,600
     7/01/28 ..............................................................................     6,300,000        6,770,673
  Charlotte COP,
     Convention Facility Project, 5.625%, 12/01/25 ........................................     7,230,000        7,616,371
     Governmental Facilities Projects, Series G, 5.00%, 6/01/28 ...........................     3,000,000        2,966,190
  Charlotte GO, Series C, 5.00%, 7/01/27 ..................................................     2,010,000        2,012,693
  Charlotte Storm Water Fee Revenue, Refunding, 5.00%, 6/01/25 ............................     1,000,000        1,001,450
  Charlotte Water and Sewer GO, 5.00%, 2/01/21 ............................................     4,000,000        4,128,480
  Charlotte Water and Sewer System Revenue,
     5.125%, 6/01/26 ......................................................................     6,000,000        6,052,140
     Pre-Refunded, 5.25%, 6/01/24 .........................................................     3,000,000        3,377,040
     Pre-Refunded, 5.25%, 6/01/25 .........................................................     3,950,000        4,430,912
  Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
     5.90%, 1/15/16 .......................................................................     3,465,000        3,638,804
     Carolinas Healthcare System, Refunding, Series A, 5.00%, 1/15/31 .....................     5,000,000        4,897,450
     Carolinas Healthcare System, Series A, 5.125%, 1/15/22 ...............................     8,000,000        8,023,680
  Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding, 5.50%,
    5/15/39 ...............................................................................     8,500,000        6,742,285
  Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue, International
    Paper Co. Project, Refunding, Series A, 5.80%, 12/01/16 ...............................     1,450,000        1,471,054
  Concord COP, Series B, MBIA Insured,
     5.75%, 6/01/16 .......................................................................     1,475,000        1,611,806
     6.125%, 6/01/21 ......................................................................     2,180,000        2,404,191
  Concord Utility System Revenue, Series A, FSA Insured, 4.70%, 12/01/21 ..................     1,020,000        1,018,694
  Cumberland County COP, Civic Center Project,
     Refunding, AMBAC Insured, 5.00%, 12/01/18 ............................................     3,000,000        3,105,690
     Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/19 ...............................     3,500,000        3,797,115
     Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/24 ...............................     3,765,000        4,084,611
  Cumberland County Finance Corp. Installment Payment Revenue, Detention Center and Mental
    Health, FSA Insured, Pre-Refunded, 5.625%, 6/01/24 ....................................     5,000,000        5,674,900
  Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc.,
    Refunding, 5.25%, 10/01/29 ............................................................     5,250,000        4,971,855
  Dare County COP, AMBAC Insured,
     5.125%, 6/01/21 ......................................................................       650,000          673,406
     5.00%, 6/01/23 .......................................................................     3,000,000        3,032,970



106 |  Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Durham County Enterprise System Revenue, MBIA Insured, 5.00%, 6/01/23 ...................  $  1,670,000   $    1,689,138
  Durham County GO, Public Improvement, 5.00%, 6/01/22 ....................................     2,000,000        2,026,720
  Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 ......................................     1,250,000        1,268,338
  Gastonia Combined Utilities System Revenue,
     FSA Insured, 5.00%, 5/01/25 ..........................................................     1,000,000        1,011,350
     MBIA Insured, 5.625%, 5/01/19 ........................................................     1,000,000        1,083,480
  Greensboro Enterprise Systems Revenue, Series A, 5.125%,
     6/01/21 ..............................................................................       390,000          397,816
     6/01/22 ..............................................................................       350,000          355,271
  Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 .....     1,320,000        1,334,058
  Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp.
   Project,
     5.45%, 11/01/33 ......................................................................     4,000,000        3,632,840
     Refunding, 6.45%, 11/01/29 ...........................................................     3,900,000        4,062,903
  Harnett County COP, FSA Insured, 5.125%, 12/01/23 .......................................     1,000,000        1,021,920
  Haywood County Industrial Facilities and PCFA, Environmental Improvement Revenue,
    Champion International Project, 6.25%, 9/01/25 ........................................     2,000,000        2,024,560
  Henderson County COP, Henderson County School Project, AMBAC Insured, 5.00%, 3/01/21 ....     1,000,000        1,029,700
  Kinston Housing Authority Mortgage Revenue, Kinston Towers Project, Refunding, 6.75%,
    12/01/18 ..............................................................................     3,155,000        3,226,177
  Martin County Industrial Facilities and PCFA Revenue,
     Pollution Control, Weyerhaeuser Co. Project, Refunding, 6.375%, 1/01/10 ..............     3,000,000        3,045,330
     Solid Waste, Weyerhaeuser Co. Project, 5.65%, 12/01/23 ...............................     2,000,000        1,909,380
     Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25 ...............................     5,400,000        5,360,256
  Mecklenburg County GO, Public Improvement, Series B, 4.70%, 2/01/20 .....................     3,000,000        2,993,070
  Mooresville Enterprise System Revenue, MBIA Insured, 4.75%, 5/01/25 .....................     2,470,000        2,411,066
  New Hanover County COP, New Hanover County Projects, AMBAC Insured, 5.00%, 12/01/22 .....     5,000,000        5,116,400
  North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
   Meredith College,
     5.00%, 4/01/33 .......................................................................     4,000,000        3,939,080
     AMBAC Insured, 4.875%, 6/01/24 .......................................................     1,000,000        1,001,460
  North Carolina Eastern Municipal Power Agency Power System Revenue,
     Refunding, Series A, 6.50%, 1/01/18 ..................................................     3,000,000        3,422,970
     Refunding, Series A, 5.75%, 1/01/26 ..................................................    10,000,000       10,088,200
     Refunding, Series D, 6.75%, 1/01/26 ..................................................     5,000,000        5,420,750
     Series B, MBIA Insured, 5.875%, 1/01/21 ..............................................     5,000,000        5,437,050
  North Carolina Educational Facilities Finance Agency Revenue, Duke University Project,
   Series A,
    5.25%, 7/01/42 ........................................................................    10,000,000       10,100,200
  North Carolina HFA,
     MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 ....................     2,230,000        2,291,949
     MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ...............................     2,780,000        2,870,795
     MF, Refunding, Series J, 5.45%, 7/01/17 ..............................................     2,175,000        2,242,904
     MFR, Refunding, Series B, 6.90%, 7/01/24 .............................................     2,920,000        2,936,702
     Refunding, Series F, 6.70%, 1/01/27 ..................................................     3,945,000        4,102,721
     SF, Refunding, Series DD, 6.20%, 9/01/27 .............................................     1,995,000        2,037,533
     SF, Series JJ, 6.45%, 9/01/27 ........................................................     3,350,000        3,492,040
     SFR, Series AA, 6.25%, 3/01/17 .......................................................       650,000          671,327
     SFR, Series RR, 5.85%, 9/01/28 .......................................................     3,395,000        3,469,996
     SFR, Series X, 6.65%, 9/01/19 ........................................................     1,105,000        1,135,631



                                                         Semiannual Report | 107

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  North Carolina Medical Care Commission Health Care Facilities Revenue,
     Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 ............  $  1,000,000   $    1,032,240
     Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 ............     5,500,000        5,548,675
     Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/19 ................       630,000          670,106
     Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/29 ................     1,220,000        1,253,733
     Wakemed Project, AMBAC Insured, 5.00%, 10/01/32 ......................................     4,205,000        4,166,650
  North Carolina Medical Care Commission Health System Revenue, Catholic Health East
    Project, Series C, AMBAC Insured, 5.00%, 11/15/18 .....................................     2,500,000        2,612,500
  North Carolina Medical Care Commission Hospital Revenue,
     Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%, 1/01/22 ..................     1,920,000        2,067,667
     Annie Penn Memorial Hospital Project, Refunding, ETM, 5.25%, 1/01/12 .................     1,940,000        2,149,074
     Halifax Regional Medical Center Project, 5.00%, 8/15/18 ..............................     1,500,000        1,359,870
     Halifax Regional Medical Center Project, 5.00%, 8/15/24 ..............................     2,800,000        2,433,564
     Mission St. Joseph's Health System Project, MBIA Insured, 5.125%, 10/01/28 ...........     5,000,000        5,047,850
     Northeast Medical Center, AMBAC Insured, 5.50%, 11/01/30 .............................     1,580,000        1,628,016
     Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ................................     2,780,000        2,875,521
     Southeastern Regional Medical Center, 6.25%, 6/01/29 .................................     4,000,000        4,153,480
     Southeastern Regional Medical Center, 5.375%, 6/01/32 ................................     3,500,000        3,422,020
     Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 .............     1,090,000        1,013,253
     Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 ..................    10,825,000       11,126,260
     Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18 .........     5,000,000        5,314,050
  North Carolina Medical Care Community Revenue, FHA Insured Betsy Johnson Project, FSA
    Insured, 5.125%, 10/01/32 .............................................................     4,500,000        4,462,965
  North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Series A, MBIA
   Insured,
     5.00%, 1/01/20 .......................................................................     2,000,000        2,043,340
     5.25%, 1/01/19 .......................................................................     5,000,000        5,197,700
  North Carolina State Education Assistance Authority Revenue, Guaranteed, Student Loan,
   sub. lien,
     Series A, 6.05%, 7/01/10 .............................................................     3,310,000        3,465,669
     Series A, 6.30%, 7/01/15 .............................................................     1,500,000        1,558,485
     Series C, 6.35%, 7/01/16 .............................................................     4,500,000        4,704,525
  North Carolina State Public Improvement GO, Series A, 5.00%, 3/01/23 ....................     2,000,000        2,024,120
  Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 6/01/15 ..........     2,000,000        2,101,940
  Piedmont Triad Airport Authority Airport Revenue, Refunding, Series A, FSA Insured,
    6.00%, 7/01/24 ........................................................................     5,745,000        6,263,142
  Pitt County COP,
     MBIA Insured, 5.85%, 4/01/17 .........................................................     5,055,000        5,568,891
     School Facilities Project, Series A, FSA Insured, 5.25%, 4/01/25 .....................     1,670,000        1,731,757
     School Facilities Project, Series B, FSA Insured, 5.50%, 4/01/25 .....................     1,000,000        1,039,470
  Puerto Rico Commonwealth GO,
     Pre-Refunded, 6.45%, 7/01/17 .........................................................     8,050,000        8,529,217
     Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 ..........................     8,750,000        8,847,738
     Public Improvement, Series A, 5.00%, 7/01/27 .........................................     5,000,000        4,890,650
     Public Improvement, Series A, 5.375%, 7/01/28 ........................................     7,330,000        7,472,349
     Public Improvement, Series A, 5.125%, 7/01/31 ........................................     5,000,000        4,952,050



108 |  Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     Refunding, Series D, FSA Insured, 5.00%, 7/01/32 .....................................  $  5,000,000   $    5,013,800
     Series A, MBIA Insured, 5.00%, 7/01/38 ...............................................     2,000,000        2,009,040
     Series D, 5.375%, 7/01/36 ............................................................     5,000,000        5,064,450
     Series D, 5.25%, 7/01/38 .............................................................     3,000,000        3,001,860
     Series G, 5.00%, 7/01/33 .............................................................     7,000,000        6,798,820
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
    Series A,
     7.50%, 7/01/09 .......................................................................        15,000           15,038
     AMBAC Insured, 5.00%, 7/01/28 ........................................................    10,000,000       10,037,000
  Puerto Rico Electric Power Authority Revenue,
     Series II, 5.25%, 7/01/31 ............................................................     6,000,000        6,027,000
     Series X, Pre-Refunded, 6.125%, 7/01/21 ..............................................     4,000,000        4,433,520
  Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .....................       230,000          230,570
  Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 ...     7,000,000        7,115,010
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.70%,
    8/01/25 ...............................................................................     5,000,000        5,262,350
  Raeford HDC First Lien Revenue, Yadkin Trail, Refunding, Series A, FHA Insured, 6.00%,
    7/15/22 ...............................................................................     1,350,000        1,355,063
  Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%,
     11/01/31 .............................................................................     8,000,000        7,892,320
     11/01/25 .............................................................................     6,480,000        6,462,374
  Randolph County COP, FSA Insured, 5.75%, 6/01/22 ........................................     5,500,000        5,895,285
  Robeson County Industrial Facilities and PCFA Revenue, Campbell Soup Co. Project,
   Refunding,
    6.40%, 12/01/06 .......................................................................     1,750,000        1,972,233
  Rutherford County COP,
     Public Facilities Project, FGIC Insured, Pre-Refunded, 6.25%, 6/01/23 ................     1,850,000        1,958,281
     Refunding, AMBAC Insured, 4.70%, 9/01/22 .............................................     1,030,000        1,009,709
  Union County Enterprise System Revenue, Series A, FSA Insured, 5.00%, 6/01/29 ...........     2,000,000        2,001,380
  University of Greenboro Revenue, Housing and Dining System, Series G, MBIA Insured, 6.00%,
    4/01/26 ...............................................................................     2,040,000        2,237,390
  University of North Carolina Ashville Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
    6/01/27 ...............................................................................     1,300,000        1,309,971
  University of North Carolina Greensboro Revenue, Series A, FSA Insured, 5.00%, 4/01/26 ..     4,940,000        4,994,735
  University of North Carolina Revenue, Series A, 5.00%, 12/01/25 .........................     4,000,000        4,004,800
  University of North Carolina System Pool Revenue, Series A, AMBAC Insured, 5.00%, 4/01/27     2,100,000        2,109,051
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
     5.50%, 10/01/18 ......................................................................     2,000,000        2,019,740
     5.625%, 10/01/25 .....................................................................     1,575,000        1,571,960
  Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Company
   Project,
    Refunding, 5.375%, 2/01/17 ............................................................     8,000,000        8,234,240
  Wilkes County COP, Public Improvements Project, FSA Insured, 5.375%, 12/01/20 ...........     1,000,000        1,064,580
  Winston-Salem Water and Sewer System Revenue,
     Refunding, Pre-Refunded, 5.125%, 6/01/20 .............................................     2,500,000        2,772,625
     Refunding, Pre-Refunded, 5.125%, 6/01/28 .............................................     2,000,000        2,218,100
     Series B, Pre-Refunded, 5.70%, 6/01/17 ...............................................     2,250,000        2,464,290
                                                                                                            ---------------
  TOTAL LONG TERM INVESTMENTS (COST $464,711,396) .........................................                    480,605,526
                                                                                                            ---------------




                                                         Semiannual Report | 109

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS .2%
a North Carolina Medical Care Commission Hospital Revenue,
     Lexington Memorial Hospital Project, Refunding, Daily VRDN and Put, .80%, 4/01/10 ....  $    400,000   $      400,000
     Valdese General Hospital Inc. Project, Refunding, Weekly VRDN and Put, .85%, 10/01/16        500,000          500,000
                                                                                                            ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $900,000) ............................................                        900,000
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $465,611,396) 100.3% ............................................                    481,505,526
  OTHER ASSETS, LESS LIABILITIES (.3)% ....................................................                     (1,427,398)
                                                                                                            ---------------
  NET ASSETS 100.0% .......................................................................                 $  480,078,128
                                                                                                            ---------------


See Glossary of terms on page 117.
a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



110 |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                      ------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2003                  YEAR ENDED FEBRUARY 28,
CLASS A                                                  (UNAUDITED)     2003         2002       2001        2000        1999
                                                      ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................      $11.64     $11.52       $11.45     $10.79      $11.88      $11.88
                                                      ------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .............................         .27        .54          .56        .59         .59         .60

 Net realized and unrealized gains (losses) ..........        (.20)       .12          .08        .65       (1.09)        .03
                                                      ------------------------------------------------------------------------

Total from investment operations .....................         .07        .66          .64       1.24        (.50)        .63
                                                      ------------------------------------------------------------------------

Less distributions from:

 Net investment income ...............................        (.26)      (.54)        (.57)      (.58)       (.59)       (.60)

 Net realized gains ..................................          --         --           --         --          --        (.03)
                                                      ------------------------------------------------------------------------

Total distributions ..................................        (.26)      (.54)        (.57)      (.58)       (.59)       (.63)
                                                      ------------------------------------------------------------------------

Net asset value, end of period .......................      $11.45     $11.64       $11.52     $11.45      $10.79      $11.88
                                                      ------------------------------------------------------------------------

Total return b .......................................         .59%      5.90%        5.73%     11.80%      (4.31)%      5.40%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................    $423,033   $426,371     $395,579   $356,599    $327,235    $379,670

Ratios to average net assets:

 Expenses ............................................         .67%c      .68%         .69%       .70%        .68%        .68%

 Net investment income ...............................        4.42%c     4.67%        4.88%      5.27%       5.19%       4.98%

Portfolio turnover rate ..............................        1.29%     12.94%       15.36%      8.89%      22.53%       8.90%



a Based on average shares outstanding beginning with year ended February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.




                                                         Semiannual Report | 111

Franklin Tax-Free Trust

FRANKLIN VIRGINIA TAX-FREE INCOME FUND (CONTINUED)

                                                      -------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        AUGUST 31, 2003                 YEAR ENDED FEBRUARY 28,
CLASS C                                                    (UNAUDITED)   2003         2002       2001        2000        1999
                                                      -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................      $11.74     $11.62       $11.53     $10.86      $11.95      $11.95
                                                      -------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .............................         .11        .48          .50        .53         .53         .53

 Net realized and unrealized gains (losses) ..........        (.07)       .12          .09        .66       (1.09)        .03
                                                      -------------------------------------------------------------------------

Total from investment operations .....................         .04        .60          .59       1.19        (.56)        .56
                                                      -------------------------------------------------------------------------

Less distributions from:

 Net investment income ...............................        (.23)      (.48)        (.50)      (.52)       (.53)       (.53)

 Net realized gains ..................................          --         --           --         --          --        (.03)
                                                      -------------------------------------------------------------------------

Total distributions ..................................        (.23)      (.48)        (.50)      (.52)       (.53)       (.56)
                                                      -------------------------------------------------------------------------

Net asset value, end of period .......................      $11.55     $11.74       $11.62     $11.53      $10.86      $11.95
                                                      -------------------------------------------------------------------------



Total return b .......................................        0.31%      5.28%        5.28%     11.23%      (4.82)%      4.78%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................     $40,640    $41,802      $33,992    $24,766     $21,454     $22,796

Ratios to average net assets:

 Expenses ............................................        1.25%c     1.21%        1.24%      1.24%       1.23%       1.24%

 Net investment income ...............................        3.84%c     4.14%        4.34%      4.72%       4.64%       4.42%

Portfolio turnover rate ..............................        1.29%     12.94%       15.36%      8.89%      22.53%       8.90%



a Based on average shares outstanding beginning with year ended February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.



112 |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)



----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.5%
  Abingdon IDA, Hospital Facilities Revenue, Johnston Memorial Hospital,
    Refunding, 5.375%, 7/01/28 ............................................................. $  5,000,000   $    4,915,500
  Albermarle County IDAR, Martha Jefferson Hospital, Refunding, 5.875%, 10/01/13 ...........    5,000,000        5,104,250
  Alexandria IDA, Educational Facilities Revenue, Episcopal High School, 5.875%, 1/01/29 ...    2,500,000        2,657,525
  Arlington County GO, Public Improvements, 5.00%, 2/01/22 .................................    2,060,000        2,089,561
  Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
     5.60%, 12/01/25 .......................................................................    2,650,000        2,089,737
     6.30%, 12/01/25 .......................................................................    2,000,000        1,736,140
     Series A, 6.55%, 12/01/25 .............................................................    5,000,000        4,474,250
  Bristol Utility System Revenue, Refunding, ETM, 5.00%, 7/15/21 ...........................    1,245,000        1,310,948
  Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34 ........................    1,000,000        1,001,970
  Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project,
    MBIA Insured, 6.00%, 6/01/12 ...........................................................    3,940,000        4,140,822
  Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
     7/15/19 ...............................................................................    3,250,000        3,399,857
     7/15/32 ...............................................................................    8,000,000        8,082,880
  Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 6.65%, 9/01/18 ...    5,000,000        5,176,500
  Danville IDA,
     Hospital Revenue, Danville Regional Medical Center, FGIC Insured,
     Pre-Refunded, 6.50%, 10/01/24 .........................................................    5,000,000        5,342,750
     Solid Waste Disposal Revenue, International Paper Co., 6.50%, 3/01/19 .................      500,000          513,295
  Fairfax County EDA Revenue, National Wildlife Federation, MBIA Insured, 5.375%, 9/01/29 ..    8,000,000        8,227,360
  Fairfax County IDAR, Health Care,
     Inova Health System Project, 6.00%, 8/15/26 ...........................................    5,000,000        5,416,750
     Inova Health System Project, Refunding, Series A, 5.00%, 8/15/25 ......................    5,000,000        4,882,650
     Inova Health, Refunding, Series A, 5.00%, 8/15/18 .....................................    2,100,000        2,133,936
  Fairfax County Redevelopment and Housing Authority MFHR,
     Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 .................................    4,700,000        4,859,189
     Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17 ..................    1,000,000        1,053,970
     Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28 .................    1,000,000        1,044,480
  Fairfax County Sewer Revenue, MBIA Insured, 5.875%, 7/15/28 ..............................    5,000,000        5,424,100
  Fairfax County Water Authority Water Revenue, Refunding, 5.00%, 4/01/27 ..................   14,250,000       14,229,907
  Frederick County IDA, Lease Revenue, Government Complex Facilities Project, MBIA Insured,
    Pre-Refunded, 6.50%, 12/01/09 ..........................................................    2,040,000        2,215,685
  Fredericksburg IDA, Hospital Facilities Revenue, Medicorp Health System Obligation,
    Refunding, AMBAC Insured, 5.25%, 6/15/23 ...............................................   10,000,000       10,193,700
  Gloucester County IDA, Lease Revenue, Courthouse Project, MBIA Insured, 5.50%, 11/01/30 ..    1,715,000        1,769,640
  Greater Richmond Convention Center Authority Hotel Tax Revenue, Convention Center
    Expansion Project,
     6.125%, 6/15/29 .......................................................................    8,000,000        8,621,280
     6.25%, 6/15/32 ........................................................................    8,175,000        8,858,430
  Guam Airport Authority Revenue,
     Refunding, Series A, 6.375%, 10/01/10 .................................................      830,000          847,936
     Series A, 6.50%, 10/01/23 .............................................................    1,000,000        1,021,170
  Hampton Convention Center Revenue,
     AMBAC Insured, 5.25%, 1/15/23 .........................................................    3,000,000        3,087,000
     Refunding, AMBAC Insured, 5.125%, 1/15/28 .............................................    3,605,000        3,632,795
     Refunding, AMBAC Insured, 5.00%, 1/15/35 ..............................................    3,000,000        2,971,650
  Hampton Redevelopment and Housing Authority Senior Living Association Revenue,
    Refunding, Series A, GNMA Secured, 6.00%, 1/20/26 ......................................    1,060,000        1,101,785



                                                         Semiannual Report | 113

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A,
    MBIA Insured, 5.00%, 7/01/28 ........................................................... $ 10,000,000   $   10,012,000
  Hanover County Water and Sewer System Revenue, MBIA Insured, 5.25%, 2/01/26 ..............    4,175,000        4,250,317
  Harrisonburg GO, FSA Insured, 5.75%, 12/01/29 ............................................    1,000,000        1,079,310
  Henrico County IDAR, Solid Waste, Browning-Ferris Industries, South Atlantic Inc.,
    Series A, 5.875%, 3/01/17 ..............................................................    1,000,000          897,970
  Henry County IDA, Hospital Revenue, Memorial Hospital of Martinsville and Henry,
    Pre-Refunded, 6.00%, 1/01/27 ...........................................................    1,250,000        1,409,625
  Isle Wight County IDA,
     Environmental Improvement Revenue, International Paper Company
     Project, Series A, 6.60%, 5/01/24 .....................................................    2,000,000        2,101,940
     International Paper Co. Project, Series A, 5.85%, 1/01/18 .............................    4,155,000        4,169,376
  Leesburg Utilities System Revenue, Refunding, MBIA Insured, 5.125%, 7/01/22 ..............    3,000,000        3,047,310
  Loudoun County IDA,
     Hospital Revenue, Loudoun Hospital Center, FSA Insured, 5.80%, 6/01/26 ................    3,000,000        3,158,790
     Hospital Revenue, Loudoun Hospital Center, Series A, 6.10%, 6/01/32 ...................    1,500,000        1,511,325
  Loudoun County Sanitation Authority Water and Sewer Revenue,
     Refunding, FGIC Insured, 5.125%, 1/01/26 ..............................................    3,795,000        3,827,257
     Refunding, FGIC Insured, 5.125%, 1/01/30 ..............................................    5,250,000        5,282,392
     Series 96, FGIC Insured, 5.25%, 1/01/26 ...............................................    6,500,000        6,608,095
     Series 96, FGIC Insured, 5.25%, 1/01/30 ...............................................    1,000,000        1,014,290
  Lynchburg IDA, Healthcare Facilities Revenue, Centra Health, Refunding, 5.20%, 1/01/28 ...    8,000,000        7,773,600
  Lynchburg Redevelopment and Housing Authority Revenue, Walden Pond III, Refunding,
    Series A, GNMA Secured, 6.20%, 7/20/27 .................................................    1,000,000        1,043,520
  Metropolitan Washington D.C. Airports Authority General Airport Revenue,
     Refunding, Series A, FGIC Insured, 5.00%, 10/01/27 ....................................    5,000,000        4,816,850
     Series A, 5.375%, 10/01/23 ............................................................    3,000,000        3,044,070
     Series B, 5.75%, 10/01/20 .............................................................    6,000,000        6,255,660
  Metropolitan Washington D.C. Airports Authority System, Series B,
    FGIC Insured, 5.25%, 10/01/32 ..........................................................    6,655,000        6,697,659
  Middlesex County IDA, Lease Revenue, School Facilities Project, MBIA Insured,
     5.875%, 8/01/21 .......................................................................    1,420,000        1,564,684
     6.10%, 8/01/26 ........................................................................    1,725,000        1,924,720
  Montgomery County IDA, Lease Revenue, Series B, AMBAC Insured, 5.50%, 1/15/22 ............    1,000,000        1,045,550
  Newport News GO, General Improvement and Water, Series A, 5.00%, 7/01/22 .................    1,250,000        1,267,362
  Newport News IDA, Mortgage Revenue, Mennowood Communities Inc., Series A,
    GNMA Secured, 6.25%, 8/01/36 ...........................................................    2,960,000        3,116,199
  Newport News Redevelopment and Housing Authority Revenue, Refunding, Series A,
    GNMA Secured, 5.85%, 12/20/30 ..........................................................    4,060,000        4,206,363
  Norfolk Airport Authority Revenue, Series B, FGIC Insured, 5.125%, 7/01/31 ...............    1,440,000        1,405,483
  Norfolk GO, Capital Improvements, Refunding, Series B, FSA Insured, 5.00%, 7/01/22 .......    1,720,000        1,736,994
  Norfolk IDAR, Health Care, Bon Secours Health, Series B, MBIA Insured, 5.25%, 8/15/26 ....    3,000,000        3,047,340
  Norfolk Parking System Revenue, MBIA Insured, 5.55%, 2/01/27 .............................    2,000,000        2,059,100
  Norfolk Water Revenue,
     MBIA Insured, 5.90%, 11/01/25 .........................................................    5,000,000        5,420,800
     Refunding, FGIC Insured, 4.75%, 11/01/20 ..............................................      750,000          753,480
  Orange County IDAR, Public Facility, Orange County Project, AMBAC Insured, 5.00%, 2/01/34     1,000,000          984,590
  Peninsula Ports Authority Coal Terminal Revenue, Coal Terminal Association Project,
    Refunding, 7.375%, 6/01/20 .............................................................    5,480,000        5,596,121



114 |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial Hospital Project,
    Refunding, FHA Insured, 8.70%, 8/01/23 ................................................. $     50,000   $       61,067
  Port Authority Commonwealth Port Fidelity Revenue, 4.75%, 7/01/28 ........................    3,000,000        2,824,710
  Powhatan Co. EDA, Lease Revenue, Virginia Capital Projects, AMBAC Insured, 5.25%, 7/15/33     1,000,000        1,024,910
  Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1,
    AMBAC Insured, 6.00%, 12/01/33 .........................................................    2,340,000        2,423,000
  Prince William County Service Authority Water and Sewer Systems Revenue,
    FGIC Insured, 5.50%, 7/01/29 ...........................................................    5,000,000        5,137,050
  Puerto Rico Commonwealth GO, Public Improvement, Series A,
     5.125%, 7/01/31 .......................................................................    5,000,000        4,952,050
     FGIC Insured, 5.00%, 7/01/32 ..........................................................   16,000,000       16,032,800
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     Series D, 5.375%, 7/01/36 .............................................................    5,000,000        5,064,450
     Series D, 5.25%, 7/01/38 ..............................................................    3,000,000        3,001,860
     Series Y, 5.50%, 7/01/36 ..............................................................    4,500,000        4,650,435
     Series Y, Pre-Refunded, 6.00%, 7/01/22 ................................................    2,000,000        2,263,580
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
    Series A, AMBAC Insured, 5.00%, 7/01/28 ................................................    5,000,000        5,018,500
  Puerto Rico Electric Power Authority Revenue,
     Refunding, Series Z, 5.25%, 7/01/21 ...................................................    1,500,000        1,514,160
     Series HH, FSA Insured, 5.25%, 7/01/29 ................................................    5,910,000        6,065,847
  Puerto Rico HFC Revenue,
     MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ............................................    1,415,000        1,418,509
     Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ................       20,000           20,279
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ......    4,780,000        4,807,103
  Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 ....    5,000,000        5,082,150
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
    Series E, 5.70%, 8/01/25 ...............................................................    1,000,000        1,052,470
  Richmond GO, FGIC Insured, 5.00%, 7/15/19 ................................................    3,690,000        3,820,700
  Richmond IDA, Student Housing Revenue, University Real Estate Foundation, 5.55%, 1/01/31 .    4,400,000        4,492,752
  Richmond Public Facilities COP, 800 Megahertz Project, Series A,
    AMBAC Insured, 5.00%, 8/01/22 ..........................................................    2,000,000        2,018,120
  Richmond Public Utility Revenue, Refunding, FSA Insured, 5.00%, 1/15/33 ..................    7,000,000        6,946,310
  Spotsylvania County Water and Sewer System Revenue, MBIA Insured,
     5.25%, 6/01/22 ........................................................................    6,500,000        6,657,885
     5.40%, 6/01/27 ........................................................................    6,800,000        7,002,096
  University of Virginia Revenue, Series A, 5.00%, 6/01/33 .................................   14,000,000       13,977,320
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/15 ..............................................................................    1,500,000        1,538,775
     10/01/18 ..............................................................................    1,500,000        1,514,805
  Virginia Beach Water and Sewer Revenue, 5.25%, 8/01/21 ...................................    1,865,000        1,920,390
  Virginia College Building Authority Educational Facilities Revenue GO, Regent University
   Project,
    MBIA Insured, 5.125%, 10/01/21 .........................................................    5,000,000        5,137,850
  Virginia College Building Authority Educational Facilities Revenue,
     21st Century College Program, 5.00%, 2/01/21 ..........................................    1,000,000        1,014,350
     Hampton University Project, 6.00%, 4/01/20 ............................................    1,500,000        1,659,615
     Washington and Lee University, 5.75%, 1/01/19 .........................................       50,000           51,559
  Virginia College Building Authority Virginia Educational Facilities Revenue GO,
    Regent University Project, MBIA Insured, 5.125%, 10/01/31 ..............................    3,000,000        3,022,560



                                                         Semiannual Report | 115

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Virginia Commonwealth Transportation Board Transportation Revenue,
     Northern Virginia Transportation Program, Refunding, Series A, 5.00%, 5/15/27 ......... $  8,920,000   $    8,907,066
     U.S. Route 58 Corridor Development Program, Series B, 5.00%, 5/15/24 ..................    2,000,000        2,006,200
  Virginia State Commonwealth Transportation Board Transportation Revenue,
    US Route 58 Corridor Development Project, Series B, 5.00%, 5/15/26 .....................   10,000,000        9,999,300
  Virginia State HDA Commonwealth Mortgage Revenue, Series J, Sub Series J-1,
    MBIA Insured, 5.20%, 7/01/19 ...........................................................    5,000,000        5,089,650
  Virginia State HDA,
     MFHR, Series C, 5.30%, 11/01/16 .......................................................    1,000,000        1,040,670
     MFHR, Series H, 5.55%, 5/01/15 ........................................................    1,000,000        1,044,040
     Rental Housing Revenue, Series J, 5.80%, 2/01/19 ......................................    2,000,000        2,075,600
     Rental Housing Revenue, Series L, 5.75%, 2/01/15 ......................................    1,000,000        1,058,610
  Virginia State PBA, Public Facilities Revenue, Series A, 4.50%, 8/01/20 ..................    3,205,000        3,108,818
  Virginia State Public School Authority GO, School Financing, Series A, 5.00%,
     8/01/20 ...............................................................................    3,000,000        3,075,300
     8/01/21 ...............................................................................    4,000,000        4,052,880
  Virginia State Public School Authority Revenue, School Financing, Series C, 5.00%,
     8/01/22 ...............................................................................    2,000,000        2,018,580
     8/01/26 ...............................................................................   10,925,000       10,905,226
  Virginia State Resource Authority Airport Revenue, Revolving Fund, Series A,
    5.00%, 8/01/27 .........................................................................    3,000,000        2,950,530
  Virginia State Resources Authority Water and Sewer System Revenue,
     Pooled Loan Program, Series A, ETM, 7.35%, 11/01/16 ...................................       45,000           47,153
     Pooled Loan Program, Series A, ETM, 7.45%, 11/01/16 ...................................       10,000           10,750
     Rapidan Service Authority, Refunding, 5.30%, 10/01/18 .................................    1,610,000        1,712,203
     Tuckahoe Service District Project, 5.00%, 11/01/35 ....................................    2,000,000        1,980,900
  Washington County IDA, College Facilities Revenue, Emory and Henry College
    Project, 6.375%, 4/01/23 ...............................................................    3,295,000        3,369,368
  Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah University
     Project, Asset Guaranteed,
     6.80%, 10/01/24 .......................................................................      185,000          197,623
     Pre-Refunded, 6.80%, 10/01/24 .........................................................    1,000,000        1,081,640
  York County Sewer Revenue, 5.875%,
     6/01/24 ...............................................................................      500,000          536,705
     6/01/29 ...............................................................................    1,500,000        1,599,150
                                                                                                            ---------------
  TOTAL LONG TERM INVESTMENTS (COST $443,882,509) ..........................................                   456,817,519
                                                                                                            ---------------
  SHORT TERM INVESTMENTS .6%
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
    MBIA Insured, Weekly VRDN and Put, .69%, 12/01/15 ......................................      900,000          900,000
a Roanoke IDA, Hospital Revenue, Carilion Health System, Series C,
    Daily VRDN and Put, .80%, 7/01/27 ......................................................    2,000,000        2,000,000
                                                                                                            ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $2,900,000) ...........................................                     2,900,000
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $446,782,509) 99.1% ..............................................                   459,717,519
  OTHER ASSETS, LESS LIABILITIES .9% .......................................................                     3,954,973
                                                                                                            ---------------
  NET ASSETS 100.0% ........................................................................                $  463,672,492
                                                                                                            ---------------

See Glossary of terms on page 117.
a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



116 |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

GLOSSARY OF TERMS



AMBAC     - American Municipal Bond Assurance Corp.
CDA       - Community Development Authority/Agency
CDD       - Community Development District
COP       - Certificate of Participation
EDA       - Economic Development Authority
EDC       - Economic Development Corp.
EDR       - Economic Development Revenue
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority/Agency
FNMA      - Federal National Mortgage Association
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HDC       - Housing Development Corporation
HFA       - Housing Finance Authority/Agency
HFAR      - Housing Finance Authority Revenue
HFC       - Housing Finance Corp.
IDA       - Industrial Development Authority/Agency
IDAR      - Industrial Development Authority/Agency Revenue
IDB       - Industrial Development Board
IDBR      - Industrial Development Board Revenue
IDR       - Industrial Development Revenue
ISD       - Independent School District
LLC       - Limited Liability Corporation
MBIA      - Municipal Bond Investors Assurance Corp.
MF        - Multi-Family
MFHR      - Multi-Family Housing Revenue
MFMR      - Multi-Family Mortgage Revenue
MFR       - Multi-Family Revenue
PBA       - Public Building Authority
PCFA      - Pollution Control Financing Authority
PCR       - Pollution Control Revenue
PFAR      - Public Financing Authority Revenue
SF        - Single Family
SFHMR     - Single Family Housing Mortgage Revenue
SFM       - Single Family Mortgage
SFMR      - Single Family Mortgage Revenue
VRDN      - Variable Rate Demand Note
WTS.      - Warrants



                    Semiannual Report | See notes to financial statements. | 117

Franklin Tax-Free Trust

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2003 (unaudited)

                                                                       ------------------------------------------------------
                                                                           FRANKLIN           FRANKLIN           FRANKLIN
                                                                       ALABAMA TAX-FREE   FLORIDA TAX-FREE   GEORGIA TAX-FREE
                                                                          INCOME FUND        INCOME FUND        INCOME FUND
                                                                       ------------------------------------------------------
Assets:
 Investments in securities:
  Cost ................................................................   $241,147,026      $1,624,714,731     $189,618,624
                                                                       ------------------------------------------------------
  Value ...............................................................    251,702,311       1,711,995,086      196,989,440
 Cash .................................................................      1,978,680              96,960           15,571
 Receivables:
  Investment securities sold ..........................................             --           3,405,951               --
  Capital shares sold .................................................        197,582           1,759,265          102,026
  Interest ............................................................      3,683,719          26,301,491        2,693,936
                                                                       ------------------------------------------------------
      Total assets ....................................................    257,562,292       1,743,558,753      199,800,973
                                                                       ------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................................      2,584,118           9,853,611               --
  Capital shares redeemed .............................................        177,411           2,537,753          313,709
  Affiliates ..........................................................        163,660             983,841          136,927
  Shareholders ........................................................         87,670             765,619           47,392
 Distributions to shareholders ........................................        263,107           1,840,463          239,860
 Other liabilities ....................................................         14,766              51,150           16,175
                                                                       ------------------------------------------------------
      Total liabilities ...............................................      3,290,732          16,032,437          754,063
                                                                       ------------------------------------------------------
       Net assets, at value ...........................................   $254,271,560      $1,727,526,316     $199,046,910
                                                                       ------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ..................................   $   (207,097)     $     (789,682)    $   (230,451)
 Net unrealized appreciation (depreciation) ...........................     10,555,285          87,280,355        7,370,816
 Accumulated net realized gain (loss) .................................    (10,143,231)         (7,757,884)      (3,231,170)
 Capital shares .......................................................    254,066,603       1,648,793,527      195,137,715
                                                                       ------------------------------------------------------
       Net assets, at value ...........................................   $254,271,560      $1,727,526,316     $199,046,910
                                                                       ------------------------------------------------------
CLASS A:
 Net assets, at value .................................................   $225,531,109      $1,543,559,736     $166,429,768
                                                                       ------------------------------------------------------
 Shares outstanding ...................................................    19,969,376         132,050,018       14,149,580
                                                                       ------------------------------------------------------
 Net asset value per sharea ...........................................        $11.29              $11.69           $11.76
                                                                       ------------------------------------------------------
 Maximum offering price per share (net asset value
 per share / 95.75%) ..................................................        $11.79              $12.21           $12.28
                                                                       ------------------------------------------------------
CLASS B:
 Net assets, at value .................................................  $         --      $   67,483,839     $         --
                                                                       ------------------------------------------------------
 Shares outstanding ...................................................            --           5,738,903               --
                                                                       ------------------------------------------------------
 Net asset value per sharea ...........................................        $   --              $11.76              $--
                                                                       ------------------------------------------------------
CLASS C:
 Net assets, at value .................................................  $ 28,740,451      $  116,482,741     $ 32,617,142
                                                                       ------------------------------------------------------
 Shares outstanding ...................................................     2,527,163           9,859,338        2,751,659
                                                                       ------------------------------------------------------
 Net asset value per sharea ...........................................        $11.37              $11.81           $11.85
                                                                       ------------------------------------------------------
 Maximum offering price per share (net asset value per share / 99%) ...        $11.48              $11.93           $11.97
                                                                       ------------------------------------------------------


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



118 |  Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
August 31, 2003 (unaudited)

                                                                       ------------------------------------------------------
                                                                          FRANKLIN           FRANKLIN          FRANKLIN
                                                                      KENTUCKY TAX-FREE LOUISIANA TAX-FREE MARYLAND TAX-FREE
                                                                         INCOME FUND        INCOME FUND       INCOME FUND
                                                                       ------------------------------------------------------
Assets:
 Investments in securities:
  Cost ................................................................  $112,829,283        $190,450,559     $358,362,506
                                                                       ------------------------------------------------------
  Value ...............................................................   114,605,978         196,324,614      369,980,449
 Cash .................................................................       495,428             108,181           75,127
 Receivables:
  Investment securities sold ..........................................            --                  --        1,106,019
  Capital shares sold .................................................       177,729             142,249          756,030
  Interest ............................................................     1,555,629           2,998,965        4,887,389
                                                                       ------------------------------------------------------
      Total assets ....................................................   116,834,764         199,574,009      376,805,014
                                                                       ------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................................            --                  --        1,102,445
  Capital shares redeemed .............................................        87,165             330,322        1,108,593
  Affiliates ..........................................................        57,213             128,975          231,690
  Shareholders ........................................................        42,941             147,016          260,143
 Distributions to shareholders ........................................       119,786             206,593          382,117
 Other liabilities ....................................................        14,925              17,801           21,310
                                                                       ------------------------------------------------------
      Total liabilities ...............................................       322,030             830,707        3,106,298
                                                                       ------------------------------------------------------
       Net assets, at value ...........................................  $116,512,734        $198,743,302     $373,698,716
                                                                       ------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ..................................  $    (55,455)       $   (218,326)    $   (188,911)
 Net unrealized appreciation (depreciation) ...........................     1,776,695           5,874,055       11,617,943
 Accumulated net realized gain (loss) .................................    (2,345,371)         (2,161,411)      (1,386,273)
 Capital shares .......................................................   117,136,865         195,248,984      363,655,957
                                                                       ------------------------------------------------------
       Net assets, at value ...........................................  $116,512,734        $198,743,302     $373,698,716
                                                                       ------------------------------------------------------
CLASS A:
 Net assets, at value .................................................  $116,512,734        $178,573,467     $324,518,195
                                                                       ------------------------------------------------------
 Shares outstanding ...................................................    10,615,896          15,808,222       28,171,403
                                                                       ------------------------------------------------------
 Net asset value per sharea ...........................................        $10.98              $11.30           $11.52
                                                                       ------------------------------------------------------
 Maximum offering price per share (net asset value per share / 95.75%)         $11.47              $11.80           $12.03
                                                                       ------------------------------------------------------
CLASS C:
 Net assets, at value .................................................            --        $ 20,169,835     $ 49,180,521
                                                                       ------------------------------------------------------
 Shares outstanding ...................................................            --           1,770,939        4,224,319
                                                                       ------------------------------------------------------
 Net asset value per sharea ...........................................            --              $11.39           $11.64
                                                                       ------------------------------------------------------
 Maximum offering price per share (net asset value per share / 99%) ...            --              $11.51           $11.76
                                                                       ------------------------------------------------------



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                                                         Semiannual Report | 119

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
August 31, 2003 (unaudited)

                                                                      -------------------------------------------------------
                                                                                             FRANKLIN
                                                                          FRANKLIN        NORTH CAROLINA        FRANKLIN
                                                                      MISSOURI TAX-FREE      TAX-FREE       VIRGINIA TAX-FREE
                                                                         INCOME FUND        INCOME FUND        INCOME FUND
                                                                      -------------------------------------------------------
Assets:
 Investments in securities:
  Cost ................................................................  $500,895,920        $465,611,396     $446,782,509
                                                                      -------------------------------------------------------
  Value ...............................................................   516,513,121         481,505,526      459,717,519
 Cash .................................................................     6,883,689              19,323          179,696
 Receivables:
  Investment securities sold ..........................................     1,625,039           1,958,164               --
  Capital shares sold .................................................       499,645             593,975          525,434
  Interest                                                                  7,632,982           6,220,187        5,510,454
                                                                      -------------------------------------------------------
      Total assets ....................................................   533,154,476         490,297,175      465,933,103
                                                                      -------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................................     8,010,058           7,389,542               --
  Capital shares redeemed .............................................       655,681           1,719,700          942,748
  Affiliates ..........................................................       295,897             296,007          275,281
  Shareholders ........................................................       205,015             308,688          538,218
 Distributions to shareholders ........................................       540,646             485,793          474,597
 Other liabilities ....................................................        29,477              19,317           29,767
                                                                      -------------------------------------------------------
      Total liabilities ...............................................     9,736,774          10,219,047        2,260,611
                                                                      -------------------------------------------------------
       Net assets, at value ...........................................  $523,417,702        $480,078,128     $463,672,492
                                                                      -------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ..................................  $   (456,816)       $   (396,705)    $   (309,638)
 Net unrealized appreciation (depreciation) ...........................    15,617,201          15,894,130       12,935,010
 Accumulated net realized gain (loss) .................................    (3,721,991)         (3,282,868)      (6,449,081)
 Capital shares .......................................................   511,979,308         467,863,571      457,496,201
                                                                      -------------------------------------------------------
       Net assets, at value ...........................................  $523,417,702        $480,078,128     $463,672,492
                                                                      -------------------------------------------------------
CLASS A:
 Net assets, at value .................................................  $466,008,571        $401,285,889     $423,032,896
                                                                      -------------------------------------------------------
 Shares outstanding ...................................................    39,045,873          33,600,800       36,942,191
                                                                      -------------------------------------------------------
 Net asset value per sharea ...........................................        $11.93              $11.94           $11.45
                                                                      -------------------------------------------------------
 Maximum offering price per share (net asset value per share / 95.75%)         $12.46              $12.47           $11.96
                                                                      -------------------------------------------------------
CLASS C:
 Net assets, at value .................................................  $ 57,409,131        $ 78,792,239     $ 40,639,596
                                                                      -------------------------------------------------------
 Shares outstanding ...................................................     4,785,914           6,541,395        3,519,104
                                                                      -------------------------------------------------------
 Net asset value per sharea ...........................................        $12.00              $12.05           $11.55
                                                                      -------------------------------------------------------
 Maximum offering price per share (net asset value
 per share / 99%) .....................................................        $12.12              $12.17           $11.67
                                                                      -------------------------------------------------------



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



120 |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended August 31, 2003 (unaudited)

                                                                      ------------------------------------------------------
                                                                          FRANKLIN           FRANKLIN           FRANKLIN
                                                                      ALABAMA TAX-FREE   FLORIDA TAX-FREE   GEORGIA TAX-FREE
                                                                         INCOME FUND        INCOME FUND        INCOME FUND
                                                                      ------------------------------------------------------
Investment income:
 Interest ............................................................   $ 6,762,355        $ 47,287,288       $ 5,393,526
                                                                      ------------------------------------------------------
Expenses:
 Management fees (Note 3) ............................................       705,791           4,138,892           573,668
 Distribution fees (Note 3)
  Class A ............................................................       115,579             811,934            86,659
  Class B ............................................................            --             208,610                --
  Class C ............................................................        95,127             382,124           113,500
 Transfer agent fees (Note 3) ........................................        54,608             307,690            51,792
 Custodian fees ......................................................         1,272               8,891               947
 Reports to shareholders .............................................         8,111              33,959             7,923
 Registration and filing fees ........................................         3,604               9,926             2,817
 Professional fees ...................................................         7,997              16,671             6,301
 Trustees' fees and expenses .........................................         1,216               8,953               937
 Other ...............................................................        12,070              62,343            10,722
                                                                      ------------------------------------------------------
      Total expenses .................................................     1,005,375           5,989,992           855,266
                                                                      ------------------------------------------------------
        Net investment income ........................................     5,756,980          41,297,296         4,538,260
                                                                      ------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ...........................       (81,035)            (98,801)         (263,532)
 Net unrealized appreciation (depreciation) on investments ...........    (4,704,724)        (42,645,711)       (3,580,339)
                                                                      ------------------------------------------------------
Net realized and unrealized gain (loss) ..............................    (4,785,759)        (42,744,512)       (3,843,871)
                                                                      ------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ......   $   971,221        $ (1,447,216)      $   694,389
                                                                      ------------------------------------------------------




                                                         Semiannual Report | 121

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONT.)
for the six months ended August 31, 2003 (unaudited)

                                                                      ------------------------------------------------------
                                                                          FRANKLIN           FRANKLIN          FRANKLIN
                                                                      KENTUCKY TAX-FREE LOUISIANA TAX-FREE MARYLAND TAX-FREE
                                                                         INCOME FUND        INCOME FUND       INCOME FUND
                                                                      ------------------------------------------------------
Investment income:
 Interest ..........................................................     $ 2,991,813         $ 5,377,785       $ 9,700,860
                                                                      ------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................................         359,427             569,509           975,609
 Distribution fees (Note 3) ........................................          62,204
  Class A ..........................................................              --              91,700           165,254
  Class C ..........................................................              --              72,435           174,450
 Transfer agent fees (Note 3) ......................................          20,106              41,247           105,354
 Custodian fees ....................................................             543               1,077             1,991
 Reports to shareholders ...........................................           4,599               8,429            14,472
 Registration and filing fees ......................................           1,116               1,962             4,055
 Professional fees .................................................           6,676               6,667            10,040
 Trustees' fees and expenses .......................................             557               1,106             2,076
 Other .............................................................           9,041              12,854            17,125
                                                                      ------------------------------------------------------
      Total expenses ...............................................         464,269             806,986         1,470,426
      Expenses waived/paid by affiliate (Note 3) ...................        (102,882)                 --                --
                                                                      ------------------------------------------------------
       Net expenses ................................................         361,387             806,986         1,470,426
                                                                      ------------------------------------------------------
        Net investment income ......................................       2,630,426           4,570,799         8,230,434
                                                                      ------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........................        (189,830)         (1,033,251)          429,169
 Net unrealized appreciation (depreciation) on investments .........      (3,259,096)         (3,549,286)       (8,632,050)
                                                                      ------------------------------------------------------
Net realized and unrealized gain (loss) ............................      (3,448,926)         (4,582,537)       (8,202,881)
                                                                      ------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ....     $  (818,500)        $   (11,738)      $    27,553
                                                                      ------------------------------------------------------




122 |  Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONT.)
for the six months ended August 31, 2003 (unaudited)

                                                                      ------------------------------------------------------
                                                                                             FRANKLIN
                                                                          FRANKLIN        NORTH CAROLINA        FRANKLIN
                                                                      MISSOURI TAX-FREE      TAX-FREE       VIRGINIA TAX-FREE
                                                                         INCOME FUND        INCOME FUND        INCOME FUND
                                                                      ------------------------------------------------------
Investment income:
 Interest ..........................................................    $ 13,812,380        $ 12,699,996       $12,159,790
                                                                      ------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................................       1,321,634           1,239,551         1,187,577
 Distribution fees (Note 3)
  Class A ..........................................................         239,708             209,612           216,588
  Class C ..........................................................         201,392             271,377           145,518
 Transfer agent fees (Note 3) ......................................         126,629             116,422           122,024
 Custodian fees ....................................................           2,475               2,422             2,443
 Reports to shareholders ...........................................          18,690              14,634            17,057
 Registration and filing fees ......................................           4,501               3,587             4,038
 Professional fees .................................................           9,415               9,426             9,677
 Trustees' fees and expenses .......................................           2,555               2,462             2,603
 Other .............................................................          23,883              20,385            20,991
                                                                      ------------------------------------------------------
      Total expenses ...............................................       1,950,882           1,889,878         1,728,516
                                                                      ------------------------------------------------------
        Net investment income ......................................      11,861,498          10,810,118        10,431,274
                                                                      ------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........................      (1,441,056)             31,315            (7,370)
 Net unrealized appreciation (depreciation) on investments .........     (11,601,649)        (12,194,813)       (7,615,256)
                                                                      ------------------------------------------------------
Net realized and unrealized gain (loss) ............................     (13,042,705)        (12,163,498)       (7,622,626)
                                                                      ------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ....    $ (1,181,207)       $ (1,353,380)      $ 2,808,648
                                                                      ------------------------------------------------------




                    Semiannual Report | See notes to financial statements. | 123

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended August 31, 2003
(unaudited) and the year ended February 28, 2003

                                              -----------------------------------------------------------------------------
                                                       FRANKLIN ALABAMA                          FRANKLIN FLORIDA
                                                     TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                              -----------------------------------------------------------------------------
                                              SIX MONTHS ENDED      YEAR ENDED          SIX MONTHS ENDED     YEAR ENDED
                                               AUGUST 31, 2003   FEBRUARY 28, 2003       AUGUST 31, 2003  FEBRUARY 28, 2003
                                              -----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................       $ 5,756,980       $ 11,552,439          $  41,297,296     $  84,578,918
  Net realized gain (loss) from
 investments ...............................           (81,035)          (756,718)               (98,801)        5,298,092
  Net unrealized appreciation (depreciation)
 on investments ............................        (4,704,724)         7,105,523            (42,645,711)       32,698,345
                                              -----------------------------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations .................           971,221         17,901,244             (1,447,216)      122,575,355
 Distributions to shareholders from:
  Net investment income:
   Class A .................................        (5,252,784)       (10,637,243)           (37,310,330)      (78,381,899)
   Class B .................................                --                 --             (1,279,423)       (1,831,850)
   Class C .................................          (540,679)          (907,623)            (2,354,590)       (4,283,469)
                                              -----------------------------------------------------------------------------
 Total distributions to shareholders .......        (5,793,463)       (11,544,866)           (40,944,343)      (84,497,218)
 Capital share transactions: (Note 2)
   Class A .................................         1,053,033          7,336,510            (43,136,634)      (20,007,516)
   Class B .................................                --                 --             13,990,584        23,150,515
   Class C .................................         4,036,675          6,200,540              5,707,984        20,418,312
                                              -----------------------------------------------------------------------------
 Total capital share transactions ..........         5,089,708         13,537,050            (23,438,066)       23,561,311
      Net increase (decrease) in
 net assets ................................           267,466         19,893,428            (65,829,625)       61,639,448
Net assets
 Beginning of period .......................       254,004,094        234,110,666          1,793,355,941     1,731,716,493
                                              -----------------------------------------------------------------------------
 End of period .............................      $254,271,560       $254,004,094         $1,727,526,316    $1,793,355,941
                                              -----------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
 End of period .............................      $   (207,097)      $   (170,614)        $     (789,682)   $   (1,142,635)
                                              -----------------------------------------------------------------------------




124 |  Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
for the six months ended August 31, 2003 (unaudited) and the year ended February 28, 2003

                                              ------------------------------------------------------------------------------
                                                       FRANKLIN GEORGIA                         FRANKLIN KENTUCKY
                                                     TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                              ------------------------------------------------------------------------------
                                              SIX MONTHS ENDED      YEAR ENDED          SIX MONTHS ENDED     YEAR ENDED
                                               AUGUST 31, 2003   FEBRUARY 28, 2003       AUGUST 31, 2003  FEBRUARY 28, 2003
                                              ------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................       $ 4,538,260        $ 9,183,798            $ 2,630,426       $ 4,855,435
  Net realized gain (loss) from
 investments ...............................          (263,532)          (663,949)              (189,830)       (1,018,850)
  Net unrealized appreciation (depreciation)
 on investments ............................        (3,580,339)         2,843,181             (3,259,096)        2,610,898
                                              ------------------------------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations .................           694,389         11,363,030               (818,500)        6,447,483
 Distributions to shareholders from:
  Net investment income:
   Class A .................................        (3,921,185)        (7,995,364)            (2,627,918)       (4,845,554)
   Class C .................................          (652,148)        (1,192,259)                    --                --
                                              ------------------------------------------------------------------------------
 Total distributions to shareholders .......        (4,573,333)        (9,187,623)            (2,627,918)       (4,845,554)
 Capital share transactions: (Note 2)
   Class A .................................        (1,695,670)           107,163              5,418,004        16,640,295
   Class C .................................           818,429          7,359,223                     --                --
                                              ------------------------------------------------------------------------------
 Total capital share transactions ..........          (877,241)         7,466,386              5,418,004        16,640,295
      Net increase (decrease) in
 net assets ................................        (4,756,185)         9,641,793              1,971,586        18,242,224
Net assets
 Beginning of period .......................       203,803,095        194,161,302            114,541,148        96,298,924
                                              ------------------------------------------------------------------------------
 End of period .............................      $199,046,910       $203,803,095           $116,512,734      $114,541,148
                                              ------------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
 End of period .............................      $   (230,451)      $   (195,378)          $    (55,455)     $    (57,963)
                                              ------------------------------------------------------------------------------




                                                         Semiannual Report | 125

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
for the six months ended August 31, 2003 (unaudited) and the year ended February 28, 2003

                                              -------------------------------------------------------------------------------
                                                      FRANKLIN LOUISIANA                        FRANKLIN MARYLAND
                                                     TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                              -------------------------------------------------------------------------------
                                              SIX MONTHS ENDED      YEAR ENDED          SIX MONTHS ENDED     YEAR ENDED
                                               AUGUST 31, 2003   FEBRUARY 28, 2003       AUGUST 31, 2003  FEBRUARY 28, 2003
                                              -------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................     $ 4,570,799        $ 9,128,231            $ 8,230,434      $ 15,666,187
  Net realized gain (loss) from
 investments .................................      (1,033,251)          (286,931)               429,169           240,920
  Net unrealized appreciation (depreciation)
 on investments ..............................      (3,549,286)         3,138,517             (8,632,050)        7,637,756
                                              -------------------------------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations ...................         (11,738)        11,979,817                 27,553        23,544,863
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................      (4,227,765)        (8,331,261)            (7,413,491)      (14,087,275)
   Class C ...................................        (421,271)          (778,551)              (973,875)       (1,677,457)
                                              -------------------------------------------------------------------------------
 Total distributions to shareholders .........      (4,649,036)        (9,109,812)            (8,387,366)      (15,764,732)
 Capital share transactions: (Note 2)
   Class A ...................................       5,541,078          6,723,781              8,892,189        34,936,729
   Class C ...................................         148,840          4,164,157              1,988,477        14,062,166
                                              -------------------------------------------------------------------------------
 Total capital share transactions ............       5,689,918         10,887,938             10,880,666        48,998,895
      Net increase (decrease) in
 net assets ..................................       1,029,144         13,757,943              2,520,853        56,779,026
Net assets
 Beginning of period .........................     197,714,158        183,956,215            371,177,863       314,398,837
                                              -------------------------------------------------------------------------------
 End of period ...............................    $198,743,302       $197,714,158           $373,698,716      $371,177,863
                                              -------------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
 End of period ...............................    $   (218,326)      $   (140,089)          $   (188,911)     $    (31,979)
                                              -------------------------------------------------------------------------------



126 |  Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
for the six months ended August 31, 2003 (unaudited) and the year ended February 28, 2003

                                              ------------------------------------------------------------------------------
                                                      FRANKLIN MISSOURI                      FRANKLIN NORTH CAROLINA
                                                     TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                              ------------------------------------------------------------------------------
                                              SIX MONTHS ENDED      YEAR ENDED          SIX MONTHS ENDED     YEAR ENDED
                                               AUGUST 31, 2003   FEBRUARY 28, 2003       AUGUST 31, 2003  FEBRUARY 28, 2003
                                              ------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................      $ 11,861,498       $ 22,903,104           $ 10,810,118      $ 21,526,380
  Net realized gain (loss) from
 investments ...............................        (1,441,056)          (547,163)                31,315           686,306
  Net unrealized appreciation (depreciation)
 on investments ............................       (11,601,649)        10,366,635            (12,194,813)       10,659,052
                                              ------------------------------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations .................        (1,181,207)        32,722,576             (1,353,380)       32,871,738
 Distributions to shareholders from:
  Net investment income:
   Class A .................................       (10,816,292)       (21,109,963)            (9,468,569)      (18,810,127)
   Class C .................................        (1,141,950)        (2,035,845)            (1,543,404)       (2,765,733)
                                              ------------------------------------------------------------------------------
 Total distributions to shareholders .......       (11,958,242)       (23,145,808)           (11,011,973)      (21,575,860)
 Capital share transactions: (Note 2)
   Class A .................................         9,681,884         33,623,333             (6,554,436)       20,250,134
   Class C .................................         3,259,798         13,606,971              4,401,695        16,768,980
                                              ------------------------------------------------------------------------------
 Total capital share transactions ..........        12,941,682         47,230,304             (2,152,741)       37,019,114
      Net increase (decrease) in
 net assets ................................          (197,767)        56,807,072            (14,518,094)       48,314,992
Net assets
 Beginning of period .......................       523,615,469        466,808,397            494,596,222       446,281,230
                                              ------------------------------------------------------------------------------
 End of period .............................      $523,417,702       $523,615,469           $480,078,128      $494,596,222
                                              ------------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
 End of period .............................      $   (456,816)      $   (360,072)          $   (396,705)     $   (194,850)
                                              ------------------------------------------------------------------------------



                                                         Semiannual Report | 127

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
for the six months ended August 31, 2003 (unaudited) and the year ended February 28, 2003

                                                                              ---------------------------------------
                                                                                        FRANKLIN VIRGINIA
                                                                                       TAX-FREE INCOME FUND
                                                                              ---------------------------------------
                                                                                SIX MONTHS ENDED      YEAR ENDED
                                                                                 AUGUST 31, 2003   FEBRUARY 28, 2003
                                                                              ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................       $ 10,431,274       $ 20,734,984
  Net realized gain (loss) from investments ................................             (7,370)        (1,547,708)
  Net unrealized appreciation (depreciation) on investments ................         (7,615,256)         6,208,600
                                                                              ---------------------------------------
      Net increase (decrease) in net assets resulting from operations ......          2,808,648         25,395,876
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................................         (9,613,378)       (19,304,187)
   Class C .................................................................           (822,852)        (1,537,328)
                                                                              ---------------------------------------
 Total distributions to shareholders .......................................        (10,436,230)       (20,841,515)
 Capital share transactions: (Note 2)
   Class A .................................................................          3,617,315         26,656,643
   Class C .................................................................           (490,716)         7,391,873
                                                                              ---------------------------------------
 Total capital share transactions ..........................................          3,126,599         34,048,516
      Net increase (decrease) in net assets ................................         (4,500,983)        38,602,877
Net assets
 Beginning of period .......................................................        468,173,475        429,570,598
                                                                              ---------------------------------------
 End of period .............................................................      $ 463,672,492       $468,173,475
                                                                              ---------------------------------------
Undistributed net investment income included in net assets:
 End of period .............................................................      $    (309,638)      $   (304,682)
                                                                              ---------------------------------------



128 |  See notes to financial statements.  |  Semiannual Report

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All Funds included in this report (the Funds) are diversified except the Franklin Maryland Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.
Other distributions are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.






                                                         Semiannual Report | 129

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. GUARANTEES AND INDEMNIFICATIONS

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience the Funds expect the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

----------------------------------------------------------------------------------------------------------------
      CLASS A                        CLASS A & CLASS C                    CLASS A, CLASS B, & CLASS C
----------------------------------------------------------------------------------------------------------------
Franklin Kentucky Tax-Free  Franklin Alabama Tax-Free Income Fund         Franklin Florida Tax-Free Income Fund
 Income Fund                Franklin Georgia Tax-Free Income Fund
                            Franklin Louisiana Tax-Free Income Fund
                            Franklin Maryland Tax-Free Income Fund
                            Franklin Missouri Tax-Free Income Fund
                            Franklin North Carolina Tax-Free Income Fund
                            Franklin Virginia Tax-Free Income Fund






130 |  Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

At August 31, 2003, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                         --------------------------------------------------------------
                                             FRANKLIN ALABAMA                  FRANKLIN FLORIDA
                                           TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                         --------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                         --------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2003
 Shares sold ..........................   1,264,163    $ 14,588,887         6,827,294   $  81,955,226
 Shares issued in reinvestment of
 distributions ........................     205,471       2,368,414         1,136,375      13,618,560
 Shares redeemed ......................  (1,383,038)    (15,904,268)      (11,627,038)   (138,710,420)
                                         --------------------------------------------------------------
 Net increase (decrease) ..............      86,596    $  1,053,033        (3,663,369)  $ (43,136,634)
                                         --------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ..........................   2,720,475    $ 30,570,054        16,224,930   $ 190,925,054
 Shares issued in reinvestment of
 distributions ........................     411,009       4,629,720         2,248,772      26,425,324
 Shares redeemed ......................  (2,474,126)    (27,863,264)      (20,195,116)   (237,357,894)
                                         --------------------------------------------------------------
 Net increase (decrease) ..............     657,358    $  7,336,510        (1,721,414)  $ (20,007,516)
                                         --------------------------------------------------------------
CLASS B SHARES:
Six months ended August 31, 2003
 Shares sold ..........................                                     1,466,803   $  17,730,212
 Shares issued in reinvestment of
 distributions ........................                                        55,019         662,846
 Shares redeemed ......................                                      (366,722)     (4,402,474)
                                                                          -----------------------------
 Net increase (decrease) ..............                                     1,155,100   $  13,990,584
                                                                          -----------------------------
Year ended February 28, 2003
 Shares sold ..........................                                     2,328,425   $  27,512,309
 Shares issued in reinvestment of
 distributions ........................                                        81,722         966,320
 Shares redeemed ......................                                      (449,448)     (5,328,114)
                                                                          -----------------------------
 Net increase (decrease) ..............                                     1,960,699   $  23,150,515
                                                                          -----------------------------
CLASS C SHARES:
Six months ended August 31, 2003
 Shares sold ..........................     437,445    $  5,079,419         1,224,257   $  14,908,297
 Shares issued in reinvestment of
 distributions ........................      20,510         238,001            99,888       1,209,503
 Shares redeemed ......................    (111,327)     (1,280,745)         (861,621)    (10,409,816)
                                         --------------------------------------------------------------
 Net increase (decrease) ..............     346,628    $  4,036,675           462,524   $   5,707,984
                                         --------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ..........................     791,454    $  8,988,483         2,767,475   $  32,935,996
 Shares issued in reinvestment of
 distributions ........................      35,890         407,239           175,927       2,089,536
 Shares redeemed ......................    (282,453)     (3,195,182)       (1,230,617)    (14,607,220)
                                         --------------------------------------------------------------
 Net increase (decrease) ..............     544,891    $  6,200,540         1,712,785   $  20,418,312
                                         --------------------------------------------------------------




                                                          Semiannual Report |131

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         --------------------------------------------------------------
                                             FRANKLIN GEORGIA                  FRANKLIN KENTUCKY
                                           TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                         --------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                         --------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2003
 Shares sold ........................       788,900   $  9,506,414          1,055,818    $ 11,912,381
 Shares issued in reinvestment of
 distributions ......................       182,068      2,191,376            106,859       1,203,012
 Shares redeemed ....................    (1,119,338)   (13,393,460)          (687,244)     (7,697,389)
                                         --------------------------------------------------------------
 Net increase (decrease) ............      (148,370)  $ (1,695,670)           475,433    $  5,418,004
                                         --------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ........................     2,043,821   $ 24,188,284          2,159,812    $ 24,173,500
 Shares issued in reinvestment of
 distributions ......................       358,487      4,240,899            190,333       2,121,891
 Shares redeemed ....................    (2,396,807)   (28,322,020)          (863,900)     (9,655,096)
                                         --------------------------------------------------------------
 Net increase (decrease) ............         5,501   $    107,163          1,486,245    $ 16,640,295
                                         --------------------------------------------------------------
CLASS C SHARES:
Six months ended August 31, 2003
 Shares sold ........................       386,967   $  4,686,328
 Shares issued in reinvestment of
 distributions ......................        30,953        375,493
 Shares redeemed ....................      (350,437)    (4,243,392)
                                         ---------------------------
 Net increase (decrease) ............        67,483   $    818,429
                                         ---------------------------
Year ended February 28, 2003
 Shares sold ........................       927,401   $ 11,066,459
 Shares issued in reinvestment of
 distributions ......................        58,012        691,479
 Shares redeemed ....................      (367,006)    (4,398,715)
                                         ---------------------------
 Net increase (decrease) ............       618,407   $  7,359,223
                                         ---------------------------


                                         --------------------------------------------------------------
                                            FRANKLIN LOUISIANA                 FRANKLIN MARYLAND
                                           TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                         --------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                         --------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2003
 Shares sold ........................     1,087,567   $ 12,628,783          2,271,894    $ 26,763,216
 Shares issued in reinvestment of
 distributions ......................       201,488      2,326,561            362,154       4,263,181
 Shares redeemed ....................      (821,399)    (9,414,266)        (1,882,813)    (22,134,208)
                                         --------------------------------------------------------------
 Net increase (decrease) ............       467,656   $  5,541,078            751,235    $  8,892,189
                                         --------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ........................     1,667,975   $ 19,006,969          5,352,288    $ 62,077,239
 Shares issued in reinvestment of
 distributions ......................       380,863      4,342,933            689,174       7,985,872
 Shares redeemed ....................    (1,457,832)   (16,626,121)        (3,035,370)    (35,126,382)
                                         --------------------------------------------------------------
 Net increase (decrease) ............       591,006   $  6,723,781          3,006,092    $ 34,936,729
                                         --------------------------------------------------------------



132 |  Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         --------------------------------------------------------------
                                            FRANKLIN LOUISIANA                 FRANKLIN MARYLAND
                                           TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                         --------------------------------------------------------------
                                            SHARES        AMOUNT              SHARES         AMOUNT
                                         --------------------------------------------------------------
CLASS C SHARES:
Six months ended August 31, 2003
 Shares sold ...........................    212,609   $  2,478,937            591,243    $  7,050,615
 Shares issued in reinvestment of
 distributions .........................     18,882        219,927             50,906         605,581
 Shares redeemed .......................   (221,138)    (2,550,024)          (477,394)     (5,667,719)
                                         --------------------------------------------------------------
 Net increase (decrease) ...............     10,353    $   148,840            164,755    $  1,988,477
                                         --------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ...........................    469,109   $  5,400,377          1,659,622    $ 19,451,359
 Shares issued in reinvestment of
 distributions .........................     34,385        395,363             89,480       1,047,856
 Shares redeemed .......................   (141,900)    (1,631,583)          (549,976)     (6,437,049)
                                         --------------------------------------------------------------
 Net increase (decrease) ...............    361,594   $  4,164,157          1,199,126    $ 14,062,166
                                         --------------------------------------------------------------


                                         --------------------------------------------------------------
                                             FRANKLIN MISSOURI              FRANKLIN NORTH CAROLINA
                                           TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                         --------------------------------------------------------------
                                           SHARES         AMOUNT             SHARES         AMOUNT
                                         --------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2003
 Shares sold ...........................  3,255,660   $ 39,942,394          2,287,088    $ 28,032,688
 Shares issued in reinvestment of
 distributions .........................    447,845      5,472,193            437,224       5,339,730
 Shares redeemed ....................... (2,935,487)   (35,732,703)        (3,279,656)    (39,926,854)
                                         --------------------------------------------------------------
 Net increase (decrease) ...............    768,018   $  9,681,884           (555,344)   $ (6,554,436)
                                         --------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ...........................  5,750,975   $ 69,246,539          5,133,614    $ 61,721,118
 Shares issued in reinvestment of
 distributions .........................    850,951     10,230,750            861,386      10,352,896
 Shares redeemed ....................... (3,807,445)   (45,853,956)        (4,312,198)    (51,823,880)
                                         --------------------------------------------------------------
 Net increase (decrease) ...............  2,794,481   $ 33,623,333          1,682,802    $ 20,250,134
                                         --------------------------------------------------------------


CLASS C SHARES:
Six months ended August 31, 2003
 Shares sold ...........................    569,164   $  7,018,295            736,550    $  9,097,703
 Shares issued in reinvestment of
 distributions .........................     57,193        702,203             75,678         932,326
 Shares redeemed .......................   (365,006)    (4,460,700)          (457,867)     (5,628,334)
                                         --------------------------------------------------------------
 Net increase (decrease) ...............    261,351   $  3,259,798            354,361    $  4,401,695
                                         --------------------------------------------------------------



                                                         Semiannual Report | 133

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        ---------------------------------------------------------------
                                             FRANKLIN MISSOURI              FRANKLIN NORTH CAROLINA
                                           TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                        ---------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                        ---------------------------------------------------------------
CLASS C SHARES:
Year ended February 28, 2003
 Shares sold .........................    1,534,768   $ 18,573,751          2,131,359    $ 25,773,944
 Shares issued in reinvestment of
 distributions .......................      103,840      1,255,534            137,126       1,662,595
 Shares redeemed .....................     (516,002)    (6,222,314)          (883,057)    (10,667,559)
                                        ---------------------------------------------------------------
 Net increase (decrease) .............    1,122,606   $ 13,606,971          1,385,428    $ 16,768,980
                                        ---------------------------------------------------------------


                                                                           ---------------------------
                                                                               FRANKLIN VIRGINIA
                                                                             TAX-FREE INCOME FUND
                                                                           ---------------------------
                                                                             SHARES          AMOUNT
                                                                           ---------------------------
CLASS A SHARES:
Six months ended August 31, 2003
 Shares sold .........................................................      2,294,622    $ 26,838,553
 Shares issued in reinvestment of distributions ......................        448,307       5,238,860
 Shares redeemed .....................................................     (2,437,475)    (28,460,098)
                                                                           ---------------------------
 Net increase (decrease) .............................................        305,454    $  3,617,315
                                                                           ---------------------------
Year ended February 28, 2003
 Shares sold .........................................................      5,015,611    $ 57,798,594
 Shares issued in reinvestment of distributions ......................        887,130      10,210,584
 Shares redeemed .....................................................     (3,592,895)    (41,352,535)
                                                                           ---------------------------
 Net increase (decrease) .............................................      2,309,846    $ 26,656,643
                                                                           ---------------------------
CLASS C SHARES:
Six months ended August 31, 2003
 Shares sold .........................................................        367,724    $  4,343,072
 Shares issued in reinvestment of distributions ......................         40,224         474,066
 Shares redeemed .....................................................       (450,462)     (5,307,854)
                                                                           ---------------------------
 Net increase (decrease) .............................................        (42,514)   $   (490,716)
                                                                           ---------------------------
Year ended February 28, 2003
 Shares sold .........................................................      1,035,218    $ 12,037,205
 Shares issued in reinvestment of distributions ......................         77,077         894,365
 Shares redeemed .....................................................       (477,123)     (5,539,697)
                                                                           ---------------------------
 Net increase (decrease) .............................................        635,172    $  7,391,873
                                                                           ---------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.







134 |  Semiannual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

----------------------------------------------------------------------------
  ANNUALIZED FEE RATE   MONTH-END NET ASSETS
----------------------------------------------------------------------------
         .625%          First $100 million
         .500%          Over $100 million, up to and including $250 million
         .450%          In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive a portion of the management fees for the Franklin Kentucky Tax-Free Income Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                      --------------------------------------------------
                                                         FRANKLIN            FRANKLIN        FRANKLIN
                                                          ALABAMA             FLORIDA         GEORGIA
                                                         TAX-FREE            TAX-FREE        TAX-FREE
                                                        INCOME FUND         INCOME FUND     INCOME FUND
                                                      --------------------------------------------------
Net commissions received (paid) ....................      $31,803            $715,186        $(20,493)
Contingent deferred sales charges ..................      $ 9,780            $ 96,739        $ 11,873

                                                      --------------------------------------------------
                                                         FRANKLIN            FRANKLIN        FRANKLIN
                                                         KENTUCKY           LOUISIANA        MARYLAND
                                                         TAX-FREE            TAX-FREE        TAX-FREE
                                                        INCOME FUND         INCOME FUND     INCOME FUND
                                                      --------------------------------------------------
Net commissions received (paid) ....................      $25,024            $ (5,408)       $ 11,665
Contingent deferred sales charges ..................      $    --            $ 12,284        $ 17,011

                                                      --------------------------------------------------
                                                         FRANKLIN            FRANKLIN        FRANKLIN
                                                         MISSOURI         NORTH CAROLINA     VIRGINIA
                                                         TAX-FREE            TAX-FREE        TAX-FREE
                                                        INCOME FUND         INCOME FUND     INCOME FUND
                                                      --------------------------------------------------
Net commissions received (paid) ....................      $   782            $(34,523)       $ 22,837
Contingent deferred sales charges ..................      $33,785            $ 21,081        $ 13,181

The Funds paid transfer agent fees of $945,872 of which $613,986 was paid to Investor Services.






                                                         Semiannual Report | 135

Franklin Tax-Free Trust

4. INCOME TAXES

At February 28, 2003, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                     -------------------------------------------------
                                                       FRANKLIN            FRANKLIN        FRANKLIN
                                                        ALABAMA             FLORIDA         GEORGIA
                                                       TAX-FREE            TAX-FREE        TAX-FREE
                                                      INCOME FUND         INCOME FUND     INCOME FUND
                                                     -------------------------------------------------
Capital loss carryovers expiring in:
 2008 .............................................   $ 1,941,746          $       --      $1,387,542
 2009 .............................................       135,955           7,210,144         833,999
 2010 .............................................     7,179,861             245,369              --
 2011 .............................................       804,634                  --              --
                                                     -------------------------------------------------
                                                      $10,062,196          $7,455,513      $2,221,541
                                                     -------------------------------------------------

                                                     -------------------------------------------------
                                                       FRANKLIN            FRANKLIN        FRANKLIN
                                                       KENTUCKY            LOUISIANA       MARYLAND
                                                       TAX-FREE            TAX-FREE        TAX-FREE
                                                      INCOME FUND         INCOME FUND     INCOME FUND
                                                     -------------------------------------------------
Capital loss carryovers expiring in:
 2004 .............................................    $   65,389            $    --       $       --
 2005 .............................................       294,278                 --               --
 2008 .............................................       305,529             545,898         407,077
 2009 .............................................            --             171,149       1,288,544
 2010 .............................................       413,791                  --         119,821
                                                     -------------------------------------------------
                                                       $1,078,987            $717,047      $1,815,442
                                                     -------------------------------------------------

                                                     -------------------------------------------------
                                                       FRANKLIN            FRANKLIN        FRANKLIN
                                                       MISSOURI         NORTH CAROLINA     VIRGINIA
                                                       TAX-FREE            TAX-FREE        TAX-FREE
                                                      INCOME FUND         INCOME FUND     INCOME FUND
                                                     -------------------------------------------------
Capital loss carryovers expiring in:
 2008 .............................................    $       --          $       --      $2,286,114
 2009 .............................................     1,738,727           3,314,184       1,407,973
 2010 .............................................            --                  --       1,188,255
 2011 .............................................       316,094                  --              --
                                                     -------------------------------------------------
                                                       $2,054,821          $3,314,184      $4,882,342
                                                     -------------------------------------------------

At February 28, 2003, Franklin Kentucky Tax-Free Income Fund and Franklin Louisiana Tax-Free Income Fund had expired capital loss carryovers of $382,887 and $730,877, respectively, which were reclassed to paid in capital.

At February 28, 2003, the following Funds had deferred capital losses occurring subsequent to October 31, 2002. For tax purposes, such losses will be reflected in the year ending February 29, 2004.





136 |  Semiannual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

------------------------------------------------------------------------------------------------------
   FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN        FRANKLIN          FRANKLIN
    FLORIDA           GEORGIA          KENTUCKY          LOUISIANA       MISSOURI          VIRGINIA
   TAX-FREE          TAX-FREE          TAX-FREE          TAX-FREE        TAX-FREE          TAX-FREE
  INCOME FUND       INCOME FUND       INCOME FUND       INCOME FUND     INCOME FUND       INCOME FUND
------------------------------------------------------------------------------------------------------
   $203,567          $733,433         $1,076,554         $411,113        $119,119         $1,559,370

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of bond discounts and losses realized subsequent to October 31 on the sale of securities.

At August 31, 2003, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                    ---------------------------------------------------
                                                       FRANKLIN          FRANKLIN          FRANKLIN
                                                        ALABAMA           FLORIDA           GEORGIA
                                                       TAX-FREE          TAX-FREE          TAX-FREE
                                                      INCOME FUND       INCOME FUND       INCOME FUND
                                                    ---------------------------------------------------
Investments at cost ..............................   $241,123,781    $1,624,497,701      $189,615,526
                                                    ---------------------------------------------------
Unrealized appreciation ..........................     11,884,792        93,811,860         9,793,828
Unrealized depreciation ..........................     (1,306,262)       (6,314,475)       (2,419,914)
                                                    ---------------------------------------------------
 Net unrealized appreciation (depreciation) ......    $10,578,530    $   87,497,385       $ 7,373,914
                                                    ---------------------------------------------------

                                                    ---------------------------------------------------
                                                       FRANKLIN          FRANKLIN          FRANKLIN
                                                       KENTUCKY          LOUISIANA         MARYLAND
                                                       TAX-FREE          TAX-FREE          TAX-FREE
                                                      INCOME FUND       INCOME FUND       INCOME FUND
                                                    ---------------------------------------------------
Investments at cost ..............................   $112,810,988      $190,494,776      $358,335,674
                                                    ---------------------------------------------------
Unrealized appreciation ..........................      3,150,653         7,737,746        14,090,055
Unrealized depreciation ..........................     (1,355,663)       (1,907,908)       (2,445,280)
                                                    ---------------------------------------------------
Net unrealized appreciation (depreciation) .......   $  1,794,990      $  5,829,838      $ 11,644,775
                                                    ---------------------------------------------------

                                                    ---------------------------------------------------
                                                       FRANKLIN          FRANKLIN          FRANKLIN
                                                       MISSOURI       NORTH CAROLINA       VIRGINIA
                                                       TAX-FREE          TAX-FREE          TAX-FREE
                                                      INCOME FUND       INCOME FUND       INCOME FUND
                                                    ---------------------------------------------------
Investments at cost ..............................   $501,030,875      $465,579,944      $446,755,235
                                                    ---------------------------------------------------
Unrealized appreciation ..........................     18,735,025        19,322,952        15,459,011
Unrealized depreciation ..........................     (3,252,779)       (3,397,370)       (2,496,727)
                                                    ---------------------------------------------------
Net unrealized appreciation (depreciation) .......   $ 15,482,246      $ 15,925,582      $ 12,962,284
                                                    ---------------------------------------------------



                                                         Semiannual Report | 137

Franklin Tax-Free Trust

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 2003 were as follows:

                          -------------------------------------------------
                            FRANKLIN          FRANKLIN          FRANKLIN
                             ALABAMA           FLORIDA           GEORGIA
                            TAX-FREE          TAX-FREE          TAX-FREE
                           INCOME FUND       INCOME FUND       INCOME FUND
                          -------------------------------------------------
Purchases .............    $18,721,659       $56,217,234       $11,116,727
Sales .................    $15,353,073       $37,068,777       $11,782,684


                          -------------------------------------------------
                            FRANKLIN          FRANKLIN          FRANKLIN
                            KENTUCKY          LOUISIANA         MARYLAND
                            TAX-FREE          TAX-FREE          TAX-FREE
                           INCOME FUND       INCOME FUND       INCOME FUND
                          -------------------------------------------------
Purchases .............    $11,924,870       $25,150,677       $35,109,646
Sales .................    $ 4,491,725       $18,022,040       $22,727,255


                          -------------------------------------------------
                            FRANKLIN          FRANKLIN          FRANKLIN
                            MISSOURI       NORTH CAROLINA       VIRGINIA
                            TAX-FREE          TAX-FREE          TAX-FREE
                           INCOME FUND       INCOME FUND       INCOME FUND
                          -------------------------------------------------
Purchases .............    $96,455,289       $29,368,728       $19,323,950
Sales .................    $72,200,889       $25,084,265       $ 5,975,815




138 |  Semiannual Report

Franklin Tax-Free Trust

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention:
Proxy Group.





                                                         Semiannual Report | 139

                       This page intentionally left blank.

Literature Request

For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 7
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate
  U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5, 6

STATE-SPECIFIC TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

VARIABLE INSURANCE PRODUCTS FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11



1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. Effective June 30, 2003, the fund reopened to all new investors.

4. Upon reaching approximately $350 million in assets, the fund will close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/03                                          Not part of the semiannual report

         [LOGO]
FRANKLIN[R] TEMPLETON[R]  One Franklin Parkway
       INVESTMENTS        San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TAX-FREE TRUST


INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Tax-Free Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



TF2 S2003 10/03












                                                                 AUGUST 31, 2003
--------------------------------------------------------------------------------

Franklin Arizona
Tax-Free Income Fund

Franklin Colorado
Tax-Free Income Fund

Franklin Connecticut
Tax-Free Income Fund

Franklin Double
Tax-Free Income Fund

Franklin Federal
Intermediate-Term
Tax-Free Income Fund

Franklin High Yield
Tax-Free Income Fund

Franklin New Jersey
Tax-Free Income Fund

Franklin Oregon
Tax-Free Income Fund

Franklin Pennsylvania
Tax-Free Income Fund



--------------------------------------------------------------------------------
SEMIANNUAL REPORT AND SHAREHOLDER LETTER          |       TAX-FREE INCOME
--------------------------------------------------------------------------------

                             FRANKLIN TAX-FREE TRUST


                 WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
               ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT
                 FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.
--------------------------------------------------------------------------------



                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS




                      FRANKLIN o TEMPLETON o MUTUAL SERIES

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.



SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.



TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.



RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.



--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]





Not part of the semiannual report

Contents

SHAREHOLDER LETTER ......  1

SPECIAL FEATURE:
Understanding Your
Tax-Free Income Fund ....  4



SEMIANNUAL REPORT

Investment Strategy &
Manager's Discussion ....  8

Franklin Arizona
Tax-Free Income Fund .... 10

Franklin Colorado
Tax-Free Income Fund .... 16

Franklin Connecticut
Tax-Free Income Fund .... 21

Franklin Double
Tax-Free Income Fund .... 26

Franklin Federal
Intermediate-Term
Tax-Free Income Fund .... 31

Franklin High Yield
Tax-Free Income Fund .... 36

Franklin New Jersey
Tax-Free Income Fund .... 42

Franklin Oregon
Tax-Free Income Fund .... 48

Franklin Pennsylvania
Tax-Free Income Fund .... 53

Financial Highlights &
Statements of Investments 59

Financial Statements ....153

Notes to
Financial Statements ....167

Proxy Voting Policies
and Procedures ..........179


--------------------------------------------------------------------------------

Semiannual Report


Investment Strategy &
Manager's Discussion



We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolios become well diversified with a broad range of coupons, calls and maturities. This broad diversification helps stabilize Fund share prices. We generally stay fully invested to support income distribution.

The municipal bond market, like other bond markets, was volatile over the six-month period ended August 31, 2003. The market struggled with geopolitical events, an accommodative Federal Reserve Board (Fed), mixed economic releases, a strong equity market, and a record level of new bond issuance. From March 1 through mid-June, the municipal bond market generally performed well as yields decreased to historically low levels; the Municipal Market Data AAA 10-year yield fell from 3.56% at the beginning of the period to 2.85% on June 13, and the 30-year yield declined from 4.71% to 4.20% over the same period.1 Market strength was driven by perceptions that inflation would stay low and the Fed would remain accommodative as economic indicators seemed to show little growth. At its May meeting the Fed in fact warned the economy risked further weakening. First quarter gross domestic product growth was lower than expected, the employment outlook was declining and consumer confidence remained low.

Many municipalities facing a weak economy and budget imbalances took advantage of lower interest rates to exercise call options and refinance higher yielding outstanding debt. Refunding activity contributed to more than $254 billion in new issuance for the calendar year through August 2003--a 12.5% increase over the same period in 2002 (a record issuance year).2 Increased proceeds from bond calls, along with investors shifting assets into the municipal bond market in a "flight to quality," steered our investment focus through the first five months of the reporting period. In maintaining our value-oriented strategy of investing primarily for income, we generally looked to remain fully invested in bonds ranging from 15 to 30 years in maturity, with good call features, for the long-term Funds, and in bonds between 10 and 15 years in maturity for the intermediate-term Fund. The yield difference between securities with short-term and intermediate- to long-term maturities remained historically wide. This enabled the Funds to earn more income by investing in intermediate- to long-term bonds than by staying idle in cash or cash equivalent securities. In the investment grade or higher-rated bond arena, yield



1. Source: Thomson Financial.

2. Source: THE BOND BUYER, 9/1/03.




8 | Semiannual Report
spreads between solid BBB-rated bonds and AAA-rated bonds continued to be narrow, so many of our purchases in the investment grade Funds were in higher-rated bonds. Although below investment-grade bonds have suffered through increased default rates and lower liquidity over the past few years, they generally outperformed for the period. We searched for opportunities to purchase what we identified to be undervalued bonds in the sector. In our national funds, we also strived to take advantage of increasing yield spreads in states facing budget gaps or an economic downturn, but that could gain in a recovery.

We changed our general investment focus in July, however, when municipal bond market yields began to increase significantly. The Municipal Market Data AAA 10-year yield increased from 2.85% on June 13 to 3.95% on August 31, and the 30-year yield rose from 4.20% to 5.02% for the same period.1 The yield increase was attributed to rising consumer confidence driven by several factors that were perceived to put the economy in a stronger posture toward growth. The Fed reduced the federal funds target rate by 25 basis points (0.25%) rather than the widely expected 50 basis points (0.50%) at its June meeting, bringing the rate to 1.00%. Furthermore, the Fed left the federal funds target rate unchanged at its August meeting citing indications of a strengthening economy as second quarter gross domestic product was higher than expected. With signs of economic growth, historically low interest rates, passage of the president's tax plan, and diminishing concerns around pending geopolitical risks, the market drove yields higher through the last month of the reporting period. As a result, we shifted our investment focus to concentrate more on executing tax loss swaps that entailed selling bonds purchased in a lower interest rate environment, and purchasing similarly structured bonds. This strategy enabled many Funds to book losses that can be used to offset future capital gains, and allowed them to increase the portfolios' book yield or distributable yield.

Consistent with our income-oriented investment philosophy, we generally invest in bonds that we believe should provide the most relative value from an income perspective, and we are comfortable holding them unless we find an opportunity to enhance the portfolio's structure or increase its future income-earning potential. As a result of our strategy, the Funds are generally weighted in higher coupon bonds purchased in a more favorable yield environment. Such bonds are susceptible to being called when interest rates decline. Most of the Funds had to lower their dividend distributions during the reporting period, as interest rates were historically low. On the other hand, many of the higher coupon bonds that we continue to hold recently traded at a premium, which generally makes them less price sensitive to interest rate fluctuations and thus behave defensively through an increasing interest rate cycle. Furthermore, our higher coupon bonds allowed us to distribute an attractive tax-free distribution yield, which we look to ultimately drive our intermediate- and long-term performance.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.



                                                           Semiannual Report | 9

Franklin Arizona Tax-Free Income Fund


YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Arizona Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting mainly of Arizona municipal bonds. 1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Arizona Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA ..................... 58.6%
AA ......................  7.6%
A ....................... 19.5%
BBB ..................... 13.3%
Below Investment Grade ..  1.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------

This semiannual report for Franklin Arizona Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $10.88 on February 28, 2003, to $10.66 on August 31, 2003. The Fund's Class A shares paid dividends totaling
26.10 cents per share for the same period.2 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.69%. An investor in the 2003 maximum combined



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 62.



10 | Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Arizona Tax-Free Income Fund
3/1/03-8/31/03


                                                   DIVIDEND PER SHARE
                                          --------------------------------------
   MONTH                                    CLASS A      CLASS B       CLASS C
--------------------------------------------------------------------------------
   March                                   4.35 cents   3.85 cents   3.90 cents
--------------------------------------------------------------------------------
   April                                   4.35 cents   3.85 cents   3.90 cents
--------------------------------------------------------------------------------
   May                                     4.35 cents   3.85 cents   3.90 cents
--------------------------------------------------------------------------------
   June                                    4.35 cents   3.84 cents   3.77 cents
--------------------------------------------------------------------------------
   July                                    4.35 cents   3.84 cents   3.77 cents
--------------------------------------------------------------------------------
   August                                  4.35 cents   3.86 cents   3.79 cents
--------------------------------------------------------------------------------
   TOTAL                                  26.10 CENTS  23.09 CENTS  23.03 CENTS



federal and Arizona state personal income tax bracket of 38.28% would need to earn a distribution rate of 7.60% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.


STATE UPDATE

Arizona's economy continued to diversify away from dependence on natural resources, fueled by significant expansions in high technology, manufacturing and tourism. Population growth -- up more than 40% since 1990 and supported by an increasingly balanced employment mix in the trade, services, finance, utilities and transportation sectors -- is far higher than the 13% national average.3 The national economic downturn, however, affected Arizona, especially in the sharply contracted high-tech industry. Still, the state's recent unemployment levels, at 6.0% in August 2003 compared with 6.1% for the nation, continued a long trend of below-average jobless rates.4 Above-par personal income growth has also been the norm in recent years, averaging 7.0% since 1996, well above the 5.0% national figure. Despite these inroads, state poverty levels remain high, with Arizona ranking among the nation's top 10 for percentage of residents living in poverty.3

For the past two years, states have faced unprecedented economic slowing and the impact of budget gaps. Arizona is no exception. The state has seen financial operations tighten significantly during the current biennium. Much of the declining reserves stemmed from recent national economic weakness. While sales taxes only increased a modest 0.15% in fiscal year 2002, the state's sales tax receipts have held up well compared to other western states.5



3. Source: Moody's Investors Service, "New Issue: Arizona School Facilities Board," 8/20/03.

4. Source: Bureau of Labor Statistics.

5. Source: Standard & Poor's, "Summary: Arizona; Tax-Secured, Sales Tax," RATINGSDIRECT, 5/20/03.



                                                          Semiannual Report | 11

PORTFOLIO BREAKDOWN
Franklin Arizona
Tax-Free Income Fund
8/31/03

--------------------------------------
                           % OF TOTAL
                LONG-TERM INVESTMENTS
--------------------------------------
  Utilities                     23.6%
--------------------------------------
  Hospital & Health Care        20.0%
--------------------------------------
  Prerefunded                   10.9%
--------------------------------------
  Transportation                 8.2%
--------------------------------------
  General Obligation             7.9%
--------------------------------------
  Subject to Government
    Appropriations               7.1%
--------------------------------------
  Higher Education               6.4%
--------------------------------------
  Other Revenue                  6.0%
--------------------------------------
  Housing                        5.0%
--------------------------------------
  Tax-Supported                  3.7%
--------------------------------------
  Corporate-Backed               1.2%
--------------------------------------



Moody's Investors Service shifted Arizona's outlook from stable to negative, which reflects an overall slowdown in economic growth. Although the state has acted to correct the immediate fiscal situation, many of the legislative actions include non-recurring adjustments, while reserve balances continue to dwindle. Improving tourism, increased federal defense activity, and new biotechnology research could contribute to economic growth, but any related financial benefits may not be seen until 2004. However, Moody's currently expects that active fiscal management will restore structural budget balance over the long term.


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



12 | Semiannual Report

Performance Summary as of 8/31/03

FRANKLIN ARIZONA TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
-------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.22            $10.66           $10.88
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2610
-------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           8/31/03          2/28/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.23            $10.71           $10.94
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2309
-------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.22            $10.75           $10.97
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2303




    Semiannual Report | Past performance does not guarantee future results. | 13

PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                                6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               +0.35%         +3.19%           +21.13%          +60.38%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -3.89%         -1.19%            +3.00%           +4.38%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     -0.61%            +3.37%           +4.58%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.69%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       7.60%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  4.12%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.68%
-----------------------------------------------------------------------------------------------------
  CLASS B                                6-MONTH         1-YEAR            3-YEAR  INCEPTION (2/1/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               -0.02%         +2.70%           +14.04%          +23.10%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -3.93%         -1.24%            +3.56%           +5.24%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     -0.75%            +4.78%           +5.97%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.32%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       7.01%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.75%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.08%
-----------------------------------------------------------------------------------------------------
  CLASS C                                6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/95
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               +0.06%         +2.60%           +17.88%          +46.96%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -1.90%         +0.60%            +3.13%           +4.60%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     +1.20%            +3.47%           +4.91%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.19%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.78%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.71%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.01%


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



14 | Past performance does not guarantee future results. | Semiannual Report

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and Arizona state personal income tax bracket of 38.28%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.


    Semiannual Report | Past performance does not guarantee future results. | 15

Franklin Colorado Tax-Free Income Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Colorado Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Colorado state personal income taxes through a portfolio consisting mainly of Colorado municipal bonds. 1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA .... 65.6%
AA .....  9.6%
A ...... 14.1%
BBB .... 10.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------

This semiannual report for Franklin Colorado Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.98 on February 28, 2003, to $11.68 on August 31, 2003. The Fund's Class A shares paid dividends totaling
26.70 cents per share for the same period.2 The Performance Summary beginning on page 19 shows that at the end of this reporting period the Fund's Class A



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 71.



16 | Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Colorado Tax-Free Income Fund
3/1/03-8/31/03


                                                           DIVIDEND PER SHARE
                                                       -------------------------
   MONTH                                                 CLASS A       CLASS C
--------------------------------------------------------------------------------
   March                                                4.45 cents   3.94 cents
--------------------------------------------------------------------------------
   April                                                4.45 cents   3.94 cents
--------------------------------------------------------------------------------
   May                                                  4.45 cents   3.94 cents
--------------------------------------------------------------------------------
   June                                                 4.45 cents   3.83 cents
--------------------------------------------------------------------------------
   July                                                 4.45 cents   3.83 cents
--------------------------------------------------------------------------------
   August                                               4.45 cents   3.86 cents
--------------------------------------------------------------------------------
   TOTAL                                               26.70 CENTS  23.34 CENTS


shares' distribution rate was 4.38%. An investor in the 2003 maximum combined federal and Colorado state personal income tax bracket of 38.01% would need to earn a distribution rate of 7.06% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.


STATE UPDATE

Colorado's economy diversified and grew strongly in the 1990s, fueled by growth in telecommunications and high technology sectors. However, these same sectors contributed to slower growth for the state in recent years as the whole nation experienced an economic downturn. Consequently, Colorado's unemployment rate rose to 5.7% in August 2003, but remained below the 6.1% national average.3

The June 2003 forecast for general fund revenues in the current and subsequent fiscal years is lower than the March 2003 forecast. The reduction reflects continued weakness in Colorado's economy and in capital gains income. Still, the state ended fiscal year 2003 with a $144.7 million reserve, slightly more than required. Budgetary shortfalls were not the result of the Taxpayer Bill of Rights (TABOR), which limits the amount of taxpayer money the state can keep. Instead, budget shortfalls resulted from declining revenues, which caused expenses to exceed income.4

Independent credit rating agency Standard & Poor's gave Colorado's debt a negative outlook, underscoring ongoing concerns over structural budget imbalances. Through March 2003, the state's budget shortfall in the current fiscal year climbed



3. Source: Bureau of Labor Statistics.

4. Source: State of Colorado, Office of State Planning and Budgeting, June 2003 Revenue Forecast.



                                                          Semiannual Report | 17

PORTFOLIO BREAKDOWN
Franklin Colorado
Tax-Free Income Fund
8/31/03

                            % OF TOTAL
                 LONG-TERM INVESTMENTS
---------------------------------------
  Hospital & Health Care        19.2%
---------------------------------------
  Transportation                15.9%
---------------------------------------
  Utilities                     11.2%
---------------------------------------
  General Obligation            10.7%
---------------------------------------
  Housing                       10.1%
---------------------------------------
  Prerefunded                    8.0%
---------------------------------------
  Higher Education               7.3%
---------------------------------------
  Subject to Government
    Appropriations               6.6%
---------------------------------------
  Tax-Supported                  5.2%
---------------------------------------
  Other Revenue                  3.2%
---------------------------------------
  Corporate-Backed               2.6%
---------------------------------------



to nearly $1 billion.5 Plans to cope with sluggish revenue growth into 2004 include setting aside $131.7 million of the state's recent $143.3 million unrestricted windfall from the federal tax-cut bill as a budget reserve.6


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

5. Source: Stateline.org: Colorado, http://www.state.co.us, April 2003.
6. Source: Standard & Poor's, "Summary: Colorado; Appropriation, Appropriation," RATINGSDIRECT, 7/18/03.




18 | Semiannual Report

Performance Summary as of 8/31/03

FRANKLIN COLORADO TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for the operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.30            $11.68           $11.98
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2670
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.30            $11.76           $12.06
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2334

PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               -0.31%         +2.65%           +23.86%          +66.74%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -4.53%         -1.73%            +3.47%           +4.79%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     -1.28%            +3.82%           +4.95%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.38%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       7.06%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  4.06%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.55%
-----------------------------------------------------------------------------------------------------
  CLASS C                                6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               -0.58%         +2.16%           +20.59%          +53.27%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -2.53%         +0.17%            +3.61%           +5.12%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     +0.63%            +3.95%           +5.41%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          3.90%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.29%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.60%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   5.81%
-----------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


    Semiannual Report | Past performance does not guarantee future results. | 19

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and Colorado state personal income tax bracket of 38.01%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.



20 |  Past performance does not guarantee future results. |  Semiannual Report

Franklin Connecticut Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Connecticut Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Connecticut state personal income taxes through a portfolio consisting mainly of Connecticut municipal bonds. 1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Connecticut Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA .... 54.6%
AA ..... 15.5%
A ...... 11.9%
BBB .... 18.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------


This semiannual report for Franklin Connecticut Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.10 on February 28, 2003, to $10.69 on August 31, 2003. The Fund's Class A shares paid dividends totaling
24.78 cents per share for the same period.2 The Performance Summary beginning on page 24 shows that at the end of this reporting period the Fund's Class A



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 77.



                                                          Semiannual Report | 21

DIVIDEND DISTRIBUTIONS*
Franklin Connecticut Tax-Free Income Fund
3/1/03-8/31/03

                                                          DIVIDEND PER SHARE
                                                       -------------------------
   MONTH                                                 CLASS A       CLASS C
--------------------------------------------------------------------------------
   March                                                4.15 cents   3.65 cents
--------------------------------------------------------------------------------
   April                                                4.15 cents   3.65 cents
--------------------------------------------------------------------------------
   May                                                  4.15 cents   3.65 cents
--------------------------------------------------------------------------------
   June                                                 4.12 cents   3.56 cents
--------------------------------------------------------------------------------
   July                                                 4.12 cents   3.56 cents
--------------------------------------------------------------------------------
   August                                               4.09 cents   3.55 cents
--------------------------------------------------------------------------------
   TOTAL                                               24.78 CENTS  21.62 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




shares' distribution rate was 4.40%. An investor in the maximum combined federal and Connecticut state personal income tax bracket of 38.25% would need to earn a distribution rate of 7.12% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


STATE UPDATE

During the Fund's reporting period, Connecticut's economic slowdown continued along with the rest of the country's. Even though the state's unemployment rate rose to 5.0% in August 2003, it remained well below the national average of 6.1%.3 Connecticut's wealthy population allowed for sustained consumer spending.

Like most states, Connecticut felt the ill effects of an eroding revenue base. As a high-wealth state, it has seen steep losses during the recession due to severe declines in capital gains and corporate tax receipts. The ongoing economic slowdown resulted in large structural budget gaps in fiscal years 2002 and 2003. The state relied on



3. Source: Bureau of Labor Statistics.



22  |  Semiannual Report
one-time resources to eliminate most of the budget gaps, exhausting its budget reserve fund and other surplus funds. Balancing the budget also required tax increases, spending cuts and the cancellation of prior spending authorizations.

Although Connecticut absorbed earlier deficits, major independent credit rating agencies remain concerned that further revenue losses will occur and that the state may have a difficult time handling potential budget gaps. It projects shortfalls of $2 billion and $2.5 billion for fiscal years 2004 and 2005, even with a modest economic recovery.4 Based on its belief that Connecticut's balance sheet will remain weak, Moody's Investors Service downgraded the state's GO bonds from Aa2 to Aa3, while keeping the stable outlook intact and removing Connecticut from the Watchlist.5

Even though Connecticut's debt level is high at $3,240 per capita, it is relatively less burdensome given the population's wealth.4 Moody's stable outlook assumes the state will adopt a balanced budget for fiscal year 2004 and make appropriate adjustments as needed to restore structural balance should economic recovery be less than expected. Financial challenges will likely continue as the state struggles to replenish depleted reserves in a weak revenue environment.


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Franklin Connecticut Tax-Free Income Fund underperformed during this reporting period. One contributing factor was weak performance in the health care sector. This sector continued to suffer as the state lowered reimbursements or eliminated financial assistance to health care programs. Our research team continues to closely monitor the credits.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



PORTFOLIO BREAKDOWN
Franklin Connecticut
Tax-Free Income Fund
8/31/03

                            % OF TOTAL
                 LONG-TERM INVESTMENTS
--------------------------------------
  Hospital & Health Care        21.1%
--------------------------------------
  Higher Education              19.4%
--------------------------------------
  General Obligation            15.6%
--------------------------------------
  Utilities                     13.1%
--------------------------------------
  Prerefunded                    9.6%
--------------------------------------
  Other Revenue                  7.4%
--------------------------------------
  Subject to Government
   Appropriations                5.1%
--------------------------------------
  Housing                        3.9%
--------------------------------------
  Transportation                 2.4%
--------------------------------------
  Tax-Supported                  1.7%
--------------------------------------
  Corporate-Backed               0.7%
--------------------------------------


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

4. Source: Moody's Investors Service, Connecticut (State of), 7/2/03. 5. This does not indicate Moody's rating of the Fund.




                                                          Semiannual Report | 23

Performance Summary as of 8/31/03

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.41            $10.69           $11.10
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2478
------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.42            $10.73           $11.15
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2162



PERFORMANCE
------------------------------------------------------------------------------------------------------
  CLASS A                                6-MONTH         1-YEAR            5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               -1.52%         +1.40%           +21.41%          +59.86%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -5.68%         -2.92%            +3.06%           +4.35%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     -2.86%            +3.37%           +4.48%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.40%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       7.12%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  4.12%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.67%
------------------------------------------------------------------------------------------------------
  CLASS C                                6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/95)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               -1.88%         +0.83%           +18.14%          +48.43%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -3.79%         -1.12%            +3.19%           +4.72%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     -1.05%            +3.48%           +4.97%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          3.93%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.36%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.71%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.01%


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



24  |  Past performance does not guarantee future results. |  Semiannual Report

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and Connecticut state personal income tax bracket of 38.25%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.



    Semiannual Report | Past performance does not guarantee future results. | 25

Franklin Double Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Double Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and many states' personal income taxes through a portfolio consisting mainly of municipal bonds.1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Double Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA .... 49.6%
AA ..... 21.2%
BBB .... 29.2%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------



This semiannual report for Franklin Double Tax-Free Income Fund covers the period ended August 31, 2003.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.90 on February 28, 2003, to $11.52 on August 31, 2003. The Fund's Class A shares paid dividends totaling
26.44 cents per share for the same period.2 The Performance Summary beginning on page 29 shows that at the end of this reporting period the Fund's Class A



1. These dividends are generally subject to state and local income taxes, if any. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 82.



26  |  Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Double Tax-Free Income Fund
3/1/03-8/31/03


                                                           DIVIDEND PER SHARE
                                                      --------------------------
   MONTH                                                 CLASS A       CLASS C
--------------------------------------------------------------------------------
   March                                                4.48 cents   3.97 cents
--------------------------------------------------------------------------------
   April                                                4.48 cents   3.97 cents
--------------------------------------------------------------------------------
   May                                                  4.48 cents   3.97 cents
--------------------------------------------------------------------------------
   June                                                 4.35 cents   3.77 cents
--------------------------------------------------------------------------------
   July                                                 4.35 cents   3.77 cents
--------------------------------------------------------------------------------
   August                                               4.30 cents   3.70 cents
--------------------------------------------------------------------------------
   TOTAL                                               26.44 CENTS  23.15 CENTS


shares' distribution rate was 4.29%. An investor in the 2003 maximum regular federal income tax bracket of 35.00% would need to earn a distribution rate of 6.60% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Franklin Double Tax-Free Income Fund is the only mutual fund of its kind to offer both state and federal income tax exemption in all 50 states. We do this by investing in U.S. territories such as Puerto Rico, Virgin Islands and Guam, which are dual tax exempt. This can be particularly appealing to residents of states such as Illinois, Iowa and Wisconsin, which place a tax on their in-state municipal bonds.



                                                          Semiannual Report | 27

PORTFOLIO BREAKDOWN
Franklin Double
Tax-Free Income Fund
8/31/03


                           % OF TOTAL
                LONG-TERM INVESTMENTS
--------------------------------------
  Utilities                     19.8%
--------------------------------------
  Transportation                16.9%
--------------------------------------
  Prerefunded                   13.5%
--------------------------------------
  General Obligation            10.1%
--------------------------------------
  Subject to Government
    Appropriations               9.7%
--------------------------------------
  Other Revenue                  7.8%
--------------------------------------
  Housing                        6.5%
--------------------------------------
  Higher Education               6.4%
--------------------------------------
  Hospital & Health Care         4.6%
--------------------------------------
  Tax-Supported                  4.4%
--------------------------------------
  Corporate-Backed               0.3%
--------------------------------------

The Fund was well diversified with 70 different positions across 11 different sectors as of August 31, 2003. Issuers represented in the portfolio included Puerto Rico (77.3% of the Fund's total long-term investments), Virgin Islands (16.4%), and Guam (6.3%). At the end of the period, the Fund was entirely investment grade, with AAA-rated securities representing 49.6% of the Fund's total long-term investments.

Many mutual funds purchase U.S. territory paper, mainly Puerto Rico's, as an alternative for their specialty state funds when the supply within a particular state is running low. This strong demand for territory paper also helps to keep bond values high relative to other states. Puerto Rico's municipal bond market is widely traded and is very liquid because of its dual tax-exemption advantages.

Thank you for your continued participation in Franklin Double Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



28  |  Semiannual Report

Performance Summary as of 8/31/03

FRANKLIN DOUBLE TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.


PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.38            $11.52           $11.90
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2644
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.37            $11.56           $11.93
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2315

PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                                6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               -0.74%         +2.21%           +24.13%          +66.86%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -4.97%         -2.10%            +3.51%           +4.80%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     -1.71%            +3.85%           +4.95%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.29%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.60%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  4.04%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.22%
-----------------------------------------------------------------------------------------------------
  CLASS C                                6-MONTH         1-YEAR            5-YEAR  INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               -0.93%         +1.74%           +20.93%          +52.16%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -2.87%         -0.25%            +3.67%           +5.04%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     +0.15%            +4.01%           +5.32%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          3.80%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       5.85%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.62%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   5.57%


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



    Semiannual Report | Past performance does not guarantee future results. | 29

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/03.

5. Taxable equivalent distribution rate and yield assume the 2003 maximum regular federal income tax bracket of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.



30  |  Past performance does not guarantee future results. |  Semiannual Report

Franklin Federal Intermediate-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio of municipal bonds with an average weighted maturity (the time in which debt must be repaid) between 3 and 10 years. 1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Federal Intermediate Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA ..................... 69.3%
AA ......................  7.5%
A .......................  6.7%
BBB ..................... 15.0%
Below Investment Grade ..  1.5%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------

This semiannual report for Franklin Federal Intermediate-Term Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.48 on February 28, 2003, to $11.21 on August 31, 2003. The Fund's Class A shares paid dividends totaling



1. These dividends are generally subject to state and local income taxes, if any. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 87.



                                                          Semiannual Report | 31

DIVIDEND DISTRIBUTIONS 2
Franklin Federal Intermediate-Term Tax-Free Income Fund
3/1/03-8/31/03

                                                          DIVIDEND PER SHARE
                                                       -------------------------
   MONTH                                                 CLASS A      CLASS C*
--------------------------------------------------------------------------------
   March                                                3.76 cents           --
--------------------------------------------------------------------------------
   April                                                3.76 cents          --
--------------------------------------------------------------------------------
   May                                                  3.76 cents          --
--------------------------------------------------------------------------------
   June                                                 3.64 cents          --
--------------------------------------------------------------------------------
   July                                                 3.64 cents   1.92 cents
--------------------------------------------------------------------------------
   August                                               3.60 cents   3.06 cents
--------------------------------------------------------------------------------
   TOTAL                                               22.16 CENTS   4.98 CENTS


*Effective July 1, 2003, the fund began offering Class C shares to investors. See the prospectus for details.



22.16 cents per share for the same period.2 The Performance Summary beginning on page 34 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.77%. An investor in the 2003 maximum regular federal income tax bracket of 35.00% would need to earn a distribution rate of 5.79% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Franklin Federal Intermediate-Term Tax-Free Income Fund underperformed during the reporting period as its assets grew more than 12%. Bonds with intermediate



2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



32  |  Semiannual Report
maturities experienced an increase in yields as evidenced by Municipal Market Data's 10-year AAA yield rising from 3.56% to 3.95% during the period.

As part of our income oriented investment strategy, we focused on purchasing bonds in the 10- to 15-year maturity range to capture an attractive yield versus remaining idle in cash. Although bonds in this maturity range declined during the period, we sought to take advantage of a historically wide yield spread between short-term and intermediate-term securities. The yield difference enabled us to construct a portfolio that matches our investment strategy over intermediate- and longer-term horizons.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term
Tax-Free Income Fund
8/31/03

                            % OF TOTAL
                 LONG-TERM INVESTMENTS
---------------------------------------
  General Obligation            33.8%
---------------------------------------
  Utilities                     27.3%*
---------------------------------------
  Hospital & Health Care         9.2%
---------------------------------------
  Tax-Supported                  6.6%
---------------------------------------
  Transportation                 6.3%
---------------------------------------
  Prerefunded                    5.0%
---------------------------------------
  Subject to Government
    Appropriations               4.0%
---------------------------------------
  Higher Education               3.9%
---------------------------------------
  Corporate-Backed               3.0%
---------------------------------------
  Housing                        0.6%
---------------------------------------
  Other Revenue                  0.3%
---------------------------------------

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



                                                          Semiannual Report | 33

Performance Summary as of 8/31/03

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.27            $11.21           $11.48
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2216
------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03           7/1/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.44            $11.23           $11.67
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (7/1/03-8/31/03)
------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0498

PERFORMANCE
------------------------------------------------------------------------------------------------------
  CLASS A                                6-MONTH         1-YEAR            5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               -0.46%         +2.56%           +24.06%          +66.75%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -2.66%         +0.27%            +3.93%           +5.01%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     +1.46%            +4.41%           +5.25%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          3.77%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       5.79%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.37%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   5.18%
------------------------------------------------------------------------------------------------------
  CLASS C                                                                           INCEPTION (7/1/03)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                                                 -3.26%
------------------------------------------------------------------------------------------------------
  Aggregate Total Return 7                                                                  -5.20%
------------------------------------------------------------------------------------------------------
  Aggregate Total Return (9/30/03) 7                                                        -2.22%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          3.24%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       4.98%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  2.95%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   4.54%


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



34  |  Past performance does not guarantee future results. |  Semiannual Report

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.


CLASS A: Subject to the maximum 2.25% initial sales charge.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/03.

5. Taxable equivalent distribution rate and yield assume the 2003 maximum regular federal income tax bracket of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.

7. Since Class C shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charges.



    Semiannual Report | Past performance does not guarantee future results. | 35

Franklin High Yield Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin High Yield Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting mainly of higher-yielding, medium- to lower-rated and non-rated municipal bonds.1 As discussed in the Fund's prospectus, these securities entail greater risks than higher-rated municipal securities.

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA ..................... 21.3%
AA ......................  2.1%
A ....................... 10.9%
BBB ..................... 26.0%
Below Investment Grade .. 39.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------

This semiannual report for Franklin High Yield Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $10.39 on February 28, 2003, to $10.25 on August 31, 2003. The Fund's Class A shares paid dividends totaling



1. These dividends are generally subject to state and local income taxes, if any. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 100.



36  |  Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin High Yield Tax-Free Income Fund
3/1/03-8/31/03


                                                    DIVIDEND PER SHARE
                                          --------------------------------------
   MONTH                                    CLASS A      CLASS B       CLASS C
--------------------------------------------------------------------------------
   March                                   4.95 cents   4.46 cents   4.47 cents
--------------------------------------------------------------------------------
   April                                   4.95 cents   4.46 cents   4.47 cents
--------------------------------------------------------------------------------
   May                                     4.95 cents   4.46 cents   4.47 cents
--------------------------------------------------------------------------------
   June                                    4.95 cents   4.47 cents   4.45 cents
--------------------------------------------------------------------------------
   July                                    4.95 cents   4.47 cents   4.45 cents
--------------------------------------------------------------------------------
   August                                  4.95 cents   4.45 cents   4.44 cents
--------------------------------------------------------------------------------
   TOTAL                                  29.70 CENTS  26.77 CENTS  26.75 CENTS

29.70 cents per share for the same period.2 The Performance Summary beginning on page 39 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 5.55%. An investor in the 2003 maximum regular federal income tax bracket of 35.00% would need to earn a distribution rate of 8.54% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

General consensus began building in June 2003 that the economy was improving, which drove stock prices and high yield bond prices higher and high-grade fixed income prices lower. An improving economy generally leads to lower default rates in high yield securities; as a result, high yield bonds and high yield bond funds outperformed other fixed income securities. In an environment of stock market volatility and historically low Treasury yields, risk-tolerant investors also benefited from the high income offered by high yield securities.


2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



                                                          Semiannual Report | 37

PORTFOLIO BREAKDOWN
Franklin High Yield
Tax-Free Income Fund
8/31/03


                            % OF TOTAL
                 LONG-TERM INVESTMENTS
---------------------------------------
  Utilities                     24.7%
---------------------------------------
  Prerefunded                   16.4%
---------------------------------------
  Hospital & Health Care        15.6%
---------------------------------------
  Tax-Supported                 13.4%
---------------------------------------
  Transportation                12.2%
---------------------------------------
  General Obligation             5.7%
---------------------------------------
  Corporate-Backed               4.7%
---------------------------------------
  Other Revenue                  3.6%
---------------------------------------
  Housing                        2.2%
---------------------------------------
  Subject to Government
   Appropriations                0.8%
---------------------------------------
  Higher Education               0.7%
---------------------------------------


Franklin High Yield Tax-Free Income Fund generated above-average tax-free income for shareholders over the past six months. Overall, by focusing on income, while maintaining broad diversification, the Fund delivered strong results for our shareholders.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



38  |  Semiannual Report

Performance Summary as of 8/31/03

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
-------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.14            $10.25           $10.39
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2970
-------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           8/31/03          2/28/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.14            $10.31           $10.45
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2677
-------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.14            $10.34           $10.48
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2675




    Semiannual Report | Past performance does not guarantee future results. | 39

PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               +1.50%         +2.94%           +16.96%          +68.01%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -2.80%         -1.45%            +2.29%           +4.87%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     +0.58%            +2.72%           +5.04%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          5.55%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       8.54%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  5.04%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   7.75%
-----------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH         1-YEAR            3-YEAR   INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               +1.21%         +2.36%           +13.29%          +14.13%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -2.73%         -1.53%            +3.34%           +2.52%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     +0.48%            +4.41%           +3.05%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          5.18%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       7.97%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  4.72%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   7.26%
-----------------------------------------------------------------------------------------------------
  CLASS C                                6-MONTH         1-YEAR            5-YEAR  INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               +1.21%         +2.35%           +13.83%          +49.75%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -0.82%         +0.34%            +2.42%           +4.84%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     +2.48%            +2.86%           +5.13%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          5.10%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       7.85%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  4.68%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   7.20%


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



40  |  Past performance does not guarantee future results. |  Semiannual Report

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/03.

5. Taxable equivalent distribution rate and yield assume the 2003 maximum regular federal income tax bracket of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.



    Semiannual Report | Past performance does not guarantee future results. | 41

Franklin New Jersey Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin New Jersey Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and New Jersey state personal income taxes through a portfolio consisting mainly of New Jersey municipal bonds. 1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA ..................... 75.6%
AA ......................  2.2%
A ....................... 10.7%
BBB ..................... 10.5%
Below Investment Grade ..  1.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------



This semiannual report for Franklin New Jersey Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $12.03 on February 28, 2003, to $11.72 on August 31, 2003. The Fund's Class A shares paid dividends totaling
27.27 cents per share for the same period.2 The Performance Summary beginning on page 45 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.32%. An investor in the 2003 maximum combined



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 128.



42  |  Semiannual Report
federal and New Jersey state personal income tax bracket of 39.14% would need to earn a distribution rate of 7.10% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


STATE UPDATE

New Jersey residents generally enjoy a high living standard given the state's diverse economy and access to employment opportunities in New York and Pennsylvania. In August 2003, the state's unemployment rate came in at 5.9%, still below the national average of 6.1%.3 However, New Jersey remains vulnerable to national economic swings.

During fiscal year 2003, the state's adopted balanced budget deteriorated quickly and soon it was predicting a $1.3 billion shortfall. The governor took steps to implement non-recurring cost-cutting measures to bring the budget back into balance. As of July 2003, the state expected to close fiscal year 2003 with a $100 million general fund balance. While personal income and sales taxes continued to show weakness, the corporate business tax was poised to generate $2.41 billion, up approximately $590 million from original budget estimates.4

Thus, Moody's Investors Service, an independent credit rating agency, gave New Jersey counties an overall credit forecast of stable. Four factors primarily supported it: stable property taxes, modest exposure to federal and state mandated social service costs, significant fiscal oversight by the state's Division of Local Government Services, and favorable credit data.






3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, "New Jersey; Tax Secured, General Obligation," RATINGSDIRECT, 7/15/03.



                                                          Semiannual Report | 43

PORTFOLIO BREAKDOWN
Franklin New Jersey
Tax-Free Income Fund
8/31/03


                            % OF TOTAL
                 LONG-TERM INVESTMENTS
--------------------------------------
  Hospital & Health Care        23.7%
--------------------------------------
  Transportation                19.4%
--------------------------------------
  General Obligation            18.5%
--------------------------------------
  Utilities                      9.4%
--------------------------------------
  Prerefunded                    9.1%
--------------------------------------
  Housing                        7.0%
--------------------------------------
  Higher Education               4.4%
--------------------------------------
  Other Revenue                  3.9%
--------------------------------------
  Subject to Government
    Appropriations               3.2%
--------------------------------------
  Tax-Supported                  0.8%
--------------------------------------
  Corporate-Backed               0.6%



DIVIDEND DISTRIBUTIONS*
Franklin New Jersey Tax-Free Income Fund
3/1/03-8/31/03

                                                   DIVIDEND PER SHARE
                                          --------------------------------------
   MONTH                                    CLASS A      CLASS B       CLASS C
--------------------------------------------------------------------------------
   March                                   4.62 cents   4.08 cents   4.05 cents
--------------------------------------------------------------------------------
   April                                   4.62 cents   4.08 cents   4.05 cents
--------------------------------------------------------------------------------
   May                                     4.62 cents   4.08 cents   4.05 cents
--------------------------------------------------------------------------------
   June                                    4.50 cents   3.95 cents   3.90 cents
--------------------------------------------------------------------------------
   July                                    4.50 cents   3.95 cents   3.90 cents
--------------------------------------------------------------------------------
   August                                  4.41 cents   3.84 cents   3.82 cents
--------------------------------------------------------------------------------
   TOTAL                                  27.27 CENTS  23.98 CENTS  23.77 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Standard & Poor's, another independent credit rating agency, also gave New Jersey a stable outlook and expects the state will make strides in matching its expenditures with available resources to produce structural balance in the future. Over the long term, the state's central location, transportation infrastructure, highly skilled workforce and high income provide a foundation for growth.


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



44  |  Semiannual Report

Performance Summary as of 8/31/03

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
-------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.31            $11.72           $12.03
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2727
-------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           8/31/03          2/28/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.31            $11.78           $12.09
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2398
-------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.31            $11.80           $12.11
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2377



    Semiannual Report | Past performance does not guarantee future results. | 45

PERFORMANCE
------------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               -0.35%         +2.31%           +25.29%          +65.32%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -4.56%         -2.02%            +3.71%           +4.70%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     -1.75%            +4.01%           +4.85%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.32%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       7.10%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  4.07%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.69%
------------------------------------------------------------------------------------------------------
  CLASS B                                6-MONTH         1-YEAR            3-YEAR   INCEPTION (2/1/00)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               -0.62%         +1.82%           +16.85%          +26.28%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -4.52%         -2.09%            +4.42%           +6.01%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     -1.82%            +5.54%           +6.59%
------------------------------------------------------------------------------------------------------
     Distribution Rate4                          3.91%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.43%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.71%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.10%
------------------------------------------------------------------------------------------------------
  CLASS C                                6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/95)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               -0.64%         +1.73%           +21.93%          +53.03%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -2.58%         -0.24%            +3.84%           +5.11%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     +0.05%            +4.15%           +5.36%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          3.85%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.32%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.67%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.03%


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



46  |  Past performance does not guarantee future results. |  Semiannual Report

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and New Jersey state personal income tax bracket of 39.14%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.



    Semiannual Report | Past performance does not guarantee future results. | 47

Franklin Oregon Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Oregon Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Oregon state personal income taxes through a portfolio consisting mainly of Oregon municipal bonds. 1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA ....................  44.1%
AA .....................  32.0%
A ......................  12.4%
BBB ....................   8.7%
Below Investment Grade .   2.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------

This semiannual report for Franklin Oregon Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.69 on February 28, 2003, to $11.45 on August 31, 2003. The Fund's Class A shares paid dividends totaling
26.37 cents per share for the same period.2 The Performance Summary beginning on page 51 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.35%. An investor in the 2003 maximum combined



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 136.




48  |  Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Oregon Tax-Free Income Fund
3/1/03-8/31/03

                                                          DIVIDEND PER SHARE
                                                      --------------------------
   MONTH                                                 CLASS A       CLASS C
--------------------------------------------------------------------------------
   March                                                4.45 cents   3.94 cents
--------------------------------------------------------------------------------
   April                                                4.45 cents   3.94 cents
--------------------------------------------------------------------------------
   May                                                  4.45 cents   3.94 cents
--------------------------------------------------------------------------------
   June                                                 4.34 cents   3.77 cents
--------------------------------------------------------------------------------
   July                                                 4.34 cents   3.77 cents
--------------------------------------------------------------------------------
   August                                               4.34 cents   3.75 cents
--------------------------------------------------------------------------------
   TOTAL                                               26.37 CENTS  23.11 CENTS



federal and Oregon state personal income tax bracket of 40.85% would need to earn a distribution rate of 7.36% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


STATE UPDATE

For the past two years, states have faced unprecedented economic slowing and the impact of budget gaps. Oregon is no exception. The state has seen financial operations tighten significantly. Its economy saw sharp declines in tax revenues from job losses, especially in high technology. Due to the effects of Oregon's economic downturn, the state faced a projected revenue shortfall of approximately $2.1 billion for the 2002-2003 biennium. During this time, the legislature held five special sessions to balance the budget and did so through a combination of new revenue measures and spending cuts, but the May 15, 2003, forecast projected biennium revenues to be lower by an additional $60 million.3


3. Source: Standard & Poor's, "Summary: Oregon; Tax-Secured, General Obligation," 6/5/03 and "Oregon's $2.4 Billion GO Bonds Affirmed at `AA'; Outlook Negative," RATINGSDIRECT, 3/6/03.



                                                          Semiannual Report | 49

PORTFOLIO BREAKDOWN
Franklin Oregon
Tax-Free Income Fund
8/31/03


                            % OF TOTAL
                 LONG-TERM INVESTMENTS
--------------------------------------
  General Obligation            29.7%
--------------------------------------
  Transportation                14.4%
--------------------------------------
  Housing                        9.4%
--------------------------------------
  Hospital & Health Care         9.0%
--------------------------------------
  Higher Education               8.8%
--------------------------------------
  Utilities                      7.6%
--------------------------------------
  Prerefunded                    7.6%
--------------------------------------
  Corporate-Backed               4.3%
--------------------------------------
  Subject to Government
    Appropriations               4.1%
--------------------------------------
  Other Revenue                  3.9%
--------------------------------------
  Tax-Supported                  1.2%



Nearly 90% of the budgeted general fund tax revenues come from personal income tax, and ongoing weakness in this area contributed to declining revenues.3 The state's recent unemployment levels remained high at 8.0% in August 2003 compared with 6.1% for the nation.4 These cyclical and structural factors--along with an 18.8% revenue shortfall--limited fiscal flexibility in dealing with the budget.3

In March 2003, Moody's Investors Service downgraded bonds issued by Oregon, which reflects the overall slowdown in economic growth. Although the state acted to correct the immediate fiscal situation, citizens voted down tax increases in early 2003 forcing the state to cut education expenditures by $1.2 billion and human services by $262 million during the biennium. Standard & Poor's negative outlook for Oregon reflects uncertainties related to the proposed budget corrections and constrained fiscal flexibility.3


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

4. Source: Bureau of Labor Statistics.




50  |  Semiannual Report

Performance Summary as of 8/31/03

FRANKLIN OREGON TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.24            $11.45           $11.69
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2637
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.25            $11.54           $11.79
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2311


PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                                6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               +0.17%         +2.86%           +23.26%          +62.51%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -4.10%         -1.53%            +3.37%           +4.52%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     -1.10%            +3.69%           +4.65%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.35%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       7.36%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  4.03%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.81%
-----------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               -0.19%         +2.27%           +19.93%          +49.68%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -2.17%         +0.27%            +3.49%           +4.83%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     +0.73%            +3.81%           +5.09%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                          3.86%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.52%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.63%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   6.14%


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



    Semiannual Report | Past performance does not guarantee future results. | 51

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and Oregon state personal income tax bracket of 40.85%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.



52  |  Past performance does not guarantee future results. |  Semiannual Report

Franklin Pennsylvania Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Pennsylvania Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Pennsylvania state personal income taxes through a portfolio consisting mainly of Pennsylvania municipal bonds. 1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/03

[PIE CHART OMITTED]

AAA .... 73.9%
AA .....  5.1%
A ......  8.2%
BBB .... 12.8%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------

This semiannual report for Franklin Pennsylvania Tax-Free Income Fund covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $10.51 on February 28, 2003, to $10.26 on August 31, 2003. The Fund's Class A shares paid dividends totaling
23.97 cents per share for the same period.2 The Performance Summary beginning on page 56 shows that at the end of this reporting period the Fund's Class A



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 145.



                                                          Semiannual Report | 53

DIVIDEND DISTRIBUTIONS*
Franklin Pennsylvania Tax-Free Income Fund
3/1/03-8/31/03


                                                     DIVIDEND PER SHARE
                                           -------------------------------------
   MONTH                                    CLASS A      CLASS B       CLASS C
--------------------------------------------------------------------------------
   March                                   4.10 cents   3.61 cents   3.66 cents
--------------------------------------------------------------------------------
   April                                   4.10 cents   3.61 cents   3.66 cents
--------------------------------------------------------------------------------
   May                                     4.10 cents   3.61 cents   3.66 cents
--------------------------------------------------------------------------------
   June                                    3.90 cents   3.41 cents   3.37 cents
--------------------------------------------------------------------------------
   July                                    3.90 cents   3.41 cents   3.37 cents
--------------------------------------------------------------------------------
   August                                  3.87 cents   3.37 cents   3.33 cents
--------------------------------------------------------------------------------
   TOTAL                                  23.97 CENTS  21.02 CENTS  21.05 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



shares' distribution rate was 4.33%. An investor in the 2003 maximum combined federal and Pennsylvania state personal income tax bracket of 36.82% would need to earn a distribution rate of 6.86% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

COMMONWEALTH UPDATE

Pennsylvania has a diverse economic base, excellent educational facilities and health care systems, and a strong transportation infrastructure. However, the commonwealth is experiencing the recession's effects along with the rest of the nation. Manufacturing declined but Pennsylvania's transformation from a heavy industry-based economy to a more balanced one lessened the severity of this downturn compared with prior recessions. Although job growth slowed, Pennsylvania's 5.2% unemployment rate in August 2003 came in below the national average of 6.1%.3



3. Source: Bureau of Labor Statistics.



54 |  Semiannual Report

The commonwealth posted general fund budgetary surpluses in each of the five fiscal years 1997 through 2001 and significantly improved its budget reserves and cash balances over that period. However, beginning with fiscal year 2002, the commonwealth has fought budget shortfalls resulting from slower economic activity, reduced corporate and personal spending, and severe stock market losses. The commonwealth is likely to end fiscal year 2003 with a very narrow budget balance. A cigarette tax increase was expected to net $585 million. Because the state was able to build a $1.1 billion rainy day fund in the growth years of the 1990s, the fiscal year 2003 budget did not call for significant tax increases.4

Independent credit rating agency Moody's Investors Service retained the commonwealth's high-quality Aa2 general obligation (GO) bond rating during the reporting period, reflecting Pennsylvania's prudent financial management and a well-controlled debt position with manageable capital needs.5 Offsetting factors include a tighter fiscal environment and uncertainty regarding the current economic recession's severity and duration. Although the general fund budget is likely to be constrained in this and the next fiscal year, Moody's expects that continued active financial management will ensure strong liquidity, and they hold a stable outlook for the commonwealth's GO bonds.


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 8 for details.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



PORTFOLIO BREAKDOWN
Franklin Pennsylvania Tax-Free Income Fund
8/31/03


                            % OF TOTAL
                 LONG-TERM INVESTMENTS
---------------------------------------
  Hospital & Health Care        18.6%
---------------------------------------
  General Obligation            18.3%
---------------------------------------
  Transportation                16.7%
---------------------------------------
  Prerefunded                   12.3%
---------------------------------------
  Higher Education               8.5%
---------------------------------------
  Utilities                      8.1%
---------------------------------------
  Subject to Government
    Appropriations               4.9%
---------------------------------------
  Housing                        4.8%
---------------------------------------
  Corporate-Backed               3.6%
---------------------------------------
  Other Revenue                  2.6%
---------------------------------------
  Tax-Supported                  1.6%
---------------------------------------


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

4. Source: Standard & Poor's, "Pennsylvania; Tax Secured, General Obligation," RATINGSDIRECT, 5/19/03.
5. This does not indicate Moody's rating of the Fund.




                                                          Semiannual Report | 55

Performance Summary as of 8/31/03

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           8/31/03          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.25            $10.26           $10.51
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2397
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           8/31/03          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.25            $10.29           $10.54
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2102
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           8/31/03          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.26            $10.32           $10.58
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-8/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2105




56  |  Past performance does not guarantee future results. |  Semiannual Report

------------------------------------------------------------------------------------------------------
  CLASS A                                6-MONTH         1-YEAR            5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               -0.14%         +3.24%           +25.21%          +68.12%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -4.41%         -1.13%            +3.69%           +4.88%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     -0.86%            +3.96%           +5.00%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          4.33%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.86%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.76%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   5.95%
------------------------------------------------------------------------------------------------------
  CLASS B                                6-MONTH         1-YEAR            3-YEAR   INCEPTION (2/1/00)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               -0.41%         +2.77%           +17.69%          +27.51%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -4.32%         -1.18%            +4.67%           +6.31%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     -0.90%            +5.65%           +6.84%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          3.93%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.22%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.40%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   5.38%
------------------------------------------------------------------------------------------------------
  CLASS C                                6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/95)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1               -0.51%         +2.65%           +21.78%          +53.10%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2           -2.50%         +0.61%            +3.81%           +5.12%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     +0.92%            +4.08%           +5.35%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                          3.83%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5       6.07%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                  3.36%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                   5.32%


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



    Semiannual Report | Past performance does not guarantee future results. | 57

ENDNOTES


BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and Pennsylvania state personal income tax bracket of 36.82%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/03.



58  |  Past performance does not guarantee future results. |  Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 2003               YEAR ENDED FEBRUARY 28,
CLASS A                                                 (UNAUDITED)      2003        2002        2001        2000        1999
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............       $10.88      $10.76      $10.83      $10.31      $11.38      $11.44
                                                     -------------------------------------------------------------------------

Income from investment operations:
 Net investment income a............................          .26         .54         .55         .57         .57         .59
 Net realized and unrealized gains (losses) ........         (.22)        .12        (.06)        .52       (1.02)       (.01)
                                                     -------------------------------------------------------------------------
Total from investment operations ...................          .04         .66         .49        1.09        (.45)        .58

Less distributions from:
 Net investment income .............................         (.26)       (.54)       (.56)       (.57)       (.58)       (.59)
 Net realized gains ................................           --          --          --          --        (.04)       (.05)
                                                     -------------------------------------------------------------------------
Total distributions ................................         (.26)       (.54)       (.56)       (.57)       (.62)       (.64)
                                                     -------------------------------------------------------------------------
Net asset value, end of period .....................       $10.66      $10.88      $10.76      $10.83      $10.31      $11.38
                                                     -------------------------------------------------------------------------

Total return b .....................................          .35%       6.28%       4.63%      10.80%      (4.15)%      5.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................     $857,668    $880,409    $877,126    $777,553    $756,274    $861,020
Ratios to average net assets:
 Expenses ..........................................          .63%c       .63%        .64%        .64%        .62%        .63%
 Net investment income .............................         4.73%c      5.00%       5.12%       5.39%       5.30%       5.11%
Portfolio turnover rate ............................         7.43%      24.94%      27.59%      24.38%      20.55%      14.11%


a Based on average weighted shares outstanding beginning with year ended
  February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. c Annualized




                                                          Semiannual Report | 59

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND (CONTINUED)

                                                                --------------------------------------------------------------
                                                                SIX MONTHS ENDED
                                                                 AUGUST 31, 2003           YEAR ENDED FEBRUARY 28,
CLASS B                                                            (UNAUDITED)      2003        2002        2001        2000 D
                                                                --------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................         $10.93      $10.81      $10.86      $10.32      $10.24
                                                                --------------------------------------------------------------

Income from investment operations:
 Net investment income a .....................................            .23         .48         .50         .52         .05
 Net realized and unrealized gains (losses) ..................           (.22)        .12        (.05)        .53         .07
                                                                --------------------------------------------------------------
Total from investment operations .............................            .01         .60         .45        1.05         .12
                                                                --------------------------------------------------------------
Less distributions from net investment income ................           (.23)       (.48)       (.50)       (.51)       (.04)
                                                                --------------------------------------------------------------
Net asset value, end of period ...............................         $10.71      $10.93      $10.81      $10.86      $10.32
                                                                --------------------------------------------------------------

Total return b ...............................................           (.02)%      5.76%       4.22%      10.37%       1.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................        $22,988     $20,648     $11,798      $3,700        $176
Ratios to average net assets:
 Expenses ....................................................           1.18%c      1.18%       1.19%       1.19%       1.18%c
 Net investment income .......................................           4.18%c      4.45%       4.57%       4.82%       5.26%c
Portfolio turnover rate ......................................           7.43%      24.94%      27.59%      24.38%      20.55%


a Based on average weighted shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d For the period February 1, 2000 (effective date) to February 29, 2000.




60  |  Semiannual Report

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND (CONTINUED)

                                                      -------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2003               YEAR ENDED FEBRUARY 28,
CLASS C                                                  (UNAUDITED)     2003        2002        2001        2000        1999
                                                      -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................      $10.97      $10.85      $10.90      $10.38      $11.45      $11.51
                                                      -------------------------------------------------------------------------

Income from investment operations:
 Net investment income a ............................         .23         .48         .50         .52         .52         .52
 Net realized and unrealized gains (losses) .........        (.22)        .12        (.05)        .51       (1.03)       (.01)
                                                      -------------------------------------------------------------------------
Total from investment operations ....................         .01         .60         .45        1.03        (.51)        .51
                                                      -------------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.23)       (.48)       (.50)       (.51)       (.52)       (.52)
 Net realized gains .................................          --          --          --          --        (.04)       (.05)
                                                      -------------------------------------------------------------------------
Total distributions .................................        (.23)       (.48)       (.50)       (.51)       (.56)       (.57)
                                                      -------------------------------------------------------------------------
Net asset value, end of period ......................      $10.75      $10.97      $10.85      $10.90      $10.38      $11.45
                                                      -------------------------------------------------------------------------
Total return b ......................................         .06%       5.66%       4.21%      10.13%      (4.65)%      4.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $40,129     $37,315     $31,526     $23,840     $22,671     $23,871
Ratios to average net assets:
 Expenses ...........................................        1.21%c      1.16%       1.19%       1.19%       1.18%       1.19%
 Net investment income ..............................        4.15%c      4.47%       4.57%       4.84%       4.75%       4.55%
Portfolio turnover rate .............................        7.43%      24.94%      27.59%      24.38%      20.55%      14.11%



a Based on average weighted shares outstanding beginning with year ended
  February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. c Annualized


                     Semiannual Report | See notes to financial statements. | 61

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.9%
  Arizona Capital Facilities Finance Corp. Student Housing Revenue, Arizona State University
    Project, 6.25%, 9/01/32 .............................................................   $  3,825,000    $    3,943,690
  Arizona Educational Loan Marketing Corp. Revenue,
     Senior Series, 6.375%, 9/01/05 .....................................................     10,000,000        10,190,600
     Series B, 7.00%, 3/01/05 ...........................................................      1,000,000         1,004,400
     Sub Series, 6.625%, 9/01/05 ........................................................      1,000,000         1,019,880
  Arizona Health Facilities Authority Hospital System Revenue, Phoenix Baptist Hospital,
    MBIA Insured, ETM, 6.25%, 9/01/11 ...................................................      2,000,000         2,043,960
  Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A, 6.625%,
    7/01/20 .............................................................................      6,390,000         6,717,168
  Arizona School Facilities Board Revenue, State School Improvement, 5.00%, 7/01/19 .....      2,000,000         2,050,620
  Arizona State Board Regents COP, University of Arizona Main Campus, Series A-1, AMBAC
    Insured, 5.125%, 6/01/25 ............................................................      2,000,000         2,018,280
  Arizona State Municipal Financing Program COP,
     Dysart School, Series 22, MBIA Insured, ETM, 7.875%, 8/01/05 .......................      1,350,000         1,514,281
     Peoria School, Series 19, MBIA Insured, ETM, 7.75%, 8/01/04 ........................        500,000           530,435
     Refunding, 1992, Series 14, AMBAC Insured, 5.00%, 8/01/33 ..........................      1,000,000           992,280
     Refunding, Series 16, AMBAC Insured, 4.70%, 8/01/33 ................................      3,000,000         2,829,900
     Series 20, MBIA Insured, ETM, 7.625%, 8/01/06 ......................................      3,250,000         3,591,575
     Series 25, MBIA Insured, 7.875%, 8/01/14 ...........................................        500,000           661,010
  Arizona State University COP,
     Arizona State University Project-2002, MBIA Insured, 5.00%, 7/01/20 ................      5,475,000         5,596,162
     Arizona State University Project-2002, MBIA Insured, 5.00%, 7/01/21 ................      5,965,000         6,058,173
     Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/23 ................      3,545,000         3,592,538
     Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/24 ................      1,875,000         1,896,112
     Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/25 ................      2,640,000         2,662,202
     Downtown Campus/Mercado Project, Series A, MBIA Insured, 5.80%, 7/01/24 ............      1,350,000         1,428,921
  Arizona State University Revenue, FGIC Insured,
     5.00%, 7/01/23 .....................................................................      2,890,000         2,908,236
     5.00%, 7/01/25 .....................................................................      2,250,000         2,253,015
     5.875%, 7/01/25 ....................................................................      1,000,000         1,085,440
  Arizona Student Loan Acquisition Authority Student Loan Revenue,
     junior subordinate, Refunding, Series B-1, 6.15%, 5/01/29 ..........................      1,000,000         1,032,230
     Refunding, Senior Series A-1, 5.90%, 5/01/24 .......................................      1,500,000         1,553,835
  Arizona Tourism and Sports Authority Tax Revenue, Multipurpose Stadium Facility, Series A,
    MBIA Insured, 5.00%,
     7/01/28 ............................................................................      7,000,000         6,979,770
     7/01/31 ............................................................................     15,000,000        14,843,250
  Arizona Water Infrastructure Finance Authority Revenue, Water Quality, Series A, 5.05%,
    10/01/20 ............................................................................      1,890,000         1,932,676
  Casa Grande Excise Tax Revenue, FGIC Insured,
     6.00%, 4/01/10 .....................................................................        400,000           409,816
     6.20%, 4/01/15 .....................................................................        930,000           987,260
  Casa Grande IDA,
     IDR, Frito Lay/PepsiCo, 6.65%, 12/01/14 ............................................        500,000           515,315
     PCR, Frito Lay/PepsiCo, 6.60%, 12/01/10 ............................................      1,800,000         1,855,044



62  |  Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Chandler GO, FGIC Insured, Pre-Refunded,
     6.80%, 7/01/13 .....................................................................   $  1,750,000    $    1,850,502
     6.85%, 7/01/14 .....................................................................      1,625,000         1,718,990
  Chandler IDA, MFHR, Hacienda Apartments Project, Refunding, Series A, GNMA Secured,
    6.05%, 7/20/30 ......................................................................      4,055,000         4,073,896
  Chandler Street and Highway Revenue, MBIA Insured, Pre-Refunded, 6.85%, 7/01/13 .......      1,250,000         1,322,300
  Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding, 5.50%,
    5/15/39 .............................................................................      5,000,000         3,966,050
  Coconino County PCR, Arizona Public Service Co., Refunding, Series A, MBIA Insured,
    5.875%, 8/15/28 .....................................................................      5,275,000         5,399,912
  Douglas Community Housing Corp. MFR, Rancho La Perilla, Series A, GNMA Secured,
    6.125%, 7/20/41 .....................................................................      2,255,000         2,366,938
  Eloy Municipal Property Corp. Facilities Revenue, 7.80%, 7/01/09 ......................        385,000           386,617
  Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ..............................     32,900,000         8,636,250
  Gilbert ID No. 11, Special Assessment, FGIC Insured, 7.60%, 1/01/05 ...................      1,500,000         1,530,255
  Gilbert Water and Sewer Revenue, Refunding, FGIC Insured, 6.50%,
     7/01/12 ............................................................................      1,500,000         1,572,975
     7/01/22 ............................................................................      3,250,000         3,408,112
  Glendale IDA, Educational Facilities Revenue, American Graduate School International,
     Connie Lee Insured, Pre-Refunded, 7.00%, 7/01/14 ...................................      1,000,000         1,112,410
     Connie Lee Insured, Pre-Refunded, 7.125%, 7/01/20 ..................................      1,250,000         1,393,312
     Refunding, Connie Lee Insured, 5.875%, 7/01/15 .....................................      2,200,000         2,405,282
  Glendale IDAR, Midwestern University, Series A,
     5.375%, 5/15/28 ....................................................................     15,000,000        15,036,300
     Connie Lee Insured, 6.00%, 5/15/16 .................................................        455,000           501,496
     Connie Lee Insured, 6.00%, 5/15/26 .................................................        340,000           370,267
     MBIA Insured, 5.375%, 5/15/28 ......................................................      2,000,000         2,051,240
  Goodyear Community Facilities General District No. 1, GO, MBIA Insured, 5.20%, 7/15/25       1,500,000         1,521,165
  Goodyear Community Facilities Utilities District No. 1, GO, MBIA Insured, 5.20%, 7/15/25     1,000,000         1,014,110
  Health Facilities Authority Hospital System Revenue, John C. Lincoln Health Network,
    5.75%, 12/01/32 .....................................................................      3,280,000         3,048,202
  Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding, MBIA Insured,
    5.25%, 7/01/22 ......................................................................      1,100,000         1,129,084
  Maricopa County COP, 6.00%, 6/01/04 ...................................................      2,135,000         2,149,945
  Maricopa County GO,
     School District No. 11, Peoria Unified, AMBAC Insured, Pre-Refunded, 6.10%, 7/01/10       2,980,000         3,134,066
     School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10 ...      4,020,000         4,202,468
     School District No. 31, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 7/01/13 ......        570,000           599,936
     USD No. 41, Gilbert, 6.25%, 7/01/15 ................................................        160,000           174,910
     USD No. 41, Gilbert, Pre-Refunded, 6.25%, 7/01/15 ..................................      1,840,000         2,132,652
     USD No. 65, Littleton School Improvement, Series B, FGIC Insured, Pre-Refunded,
      6.40%, 7/01/14 ....................................................................      1,175,000         1,226,982
     USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 6.00%, 7/01/13 ...................      1,600,000         1,751,088
  Maricopa County Hospital Revenue, Sun Health Corp.,
     5.30%, 4/01/29 .....................................................................     14,095,000        12,391,901
     Refunding, 5.80%, 4/01/08 ..........................................................      3,870,000         4,141,790
     Refunding, 5.90%, 4/01/09 ..........................................................      2,120,000         2,262,528
     Refunding, 6.125%, 4/01/18 .........................................................     15,650,000        15,948,133



                                                          Semiannual Report | 63

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Maricopa County IDA,
     Health Facilities Revenue, Catholic Healthcare, Refunding, 5.00%, 7/01/16 ..........   $  1,785,000    $    1,779,859
     Health Facilities Revenue, Catholic Healthcare, Refunding, Series A, 5.00%, 7/01/21       9,600,000         9,291,264
     Health Facilities Revenue, Catholic Healthcare West Project, Refunding, Series A, 5.00%,
      7/01/16 ...........................................................................     10,315,000         9,945,207
     Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 ...................     16,000,000        15,823,040
     Hospital Facility Revenue, Mayo Clinic Hospital, AMBAC Insured, 5.25%, 11/15/37 ....      3,000,000         3,023,340
     Hospital Facility Revenue, Samaritan Health Services, Refunding, Series A, MBIA Insured,
      ETM, 7.00%, 12/01/16 ..............................................................      1,890,000         2,377,450
     IDR, Citizens Utilities Co. Project, 6.20%, 5/01/30 ................................      5,000,000         5,004,150
     MFHR, Bay Club at Mesa Cove Project, Series A, MBIA Insured, 5.80%, 9/01/35 ........      3,000,000         3,114,870
     MFHR, Madera Pointe Apartments Project, Refunding, FSA Insured, 5.90%, 6/01/26 .....      2,105,000         2,171,371
     MFHR, Metro Gardens, Mesa Ridge Project, Series A, MBIA Insured, 5.15%, 7/01/29 ....      2,350,000         2,336,206
     MFHR, Senior National Health Facilities II, Project A, FSA Insured, 5.50%, 1/01/18 .      2,000,000         2,150,140
     MFHR, Tierra Antigua Project, Series A-1, AMBAC Insured, 5.30%, 12/01/21 ...........      1,585,000         1,594,320
     MFHR, Villas De Merced Apartment Project, Series A, GNMA Secured, 5.50%,
      12/20/37 ..........................................................................        570,000           571,186
     MFHR, Western Groves Apartments, Series A-1, AMBAC Insured, 5.30%, 12/01/22 ........      1,785,000         1,794,318
  Maricopa County IDAR, SFMR, GNMA Secured, 6.25%, 12/01/30 .............................        635,000           643,363
  Maricopa County Osborn School District No. 8 GO, Refunding, Series A, FGIC Insured,
    5.875%, 7/01/14 .....................................................................      1,410,000         1,545,614
  Maricopa County Pollution Control Corp. PCR, Public Service Co. Palo Verde Project,
    Series A, AMBAC Insured, 5.05%, 5/01/29 .............................................     10,000,000        10,013,900
  Maricopa County School District No. 3 GO, Tempe Elementary,
     AMBAC Insured, Pre-Refunded, 6.00%, 7/01/13 ........................................        255,000           270,504
     Refunding, AMBAC Insured, 6.00%, 7/01/13 ...........................................        445,000           469,221
  Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
     5.75%, 1/01/25 .....................................................................     41,500,000        43,750,546
     5.625%, 1/01/29 ....................................................................     18,000,000        18,737,460
  Mesa Street and Highway Revenue, FSA Insured, 5.00%, 7/01/19 ..........................      2,500,000         2,550,425
  Mesa Utility System Revenue, FGIC Insured, 5.00%, 7/01/21 .............................      5,000,000         5,070,800
  Mohave County IDA,
     Health Care Revenue, Refunding, GNMA Secured, 6.375%, 11/01/31 .....................      1,585,000         1,674,473
     IDR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ................................      4,100,000         4,143,132
  Navajo County PCR, Arizona Public Service Co., Refunding, Series A, 5.875%, 8/15/28 ...     54,500,000        54,870,600
  Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured,
    5.75%, 7/01/17 ......................................................................        500,000           544,965
  Peoria Water and Sewer Revenue, FGIC Insured, 5.00%, 7/01/19 ..........................      1,300,000         1,326,221
  Phoenix Airport Revenue,
     Refunding, Series B, MBIA Insured, 6.20%, 7/01/10 ..................................        700,000           737,149
     Refunding, Series C, MBIA Insured, 6.30%, 7/01/10 ..................................      1,680,000         1,767,074
     Refunding, Series C, MBIA Insured, 6.40%, 7/01/11 ..................................      1,785,000         1,878,980
     Refunding, Series C, MBIA Insured, 6.40%, 7/01/12 ..................................        570,000           600,011
     Series D, MBIA Insured, 6.30%, 7/01/10 .............................................      1,800,000         1,893,294
     Series D, MBIA Insured, 6.40%, 7/01/11 .............................................      3,825,000         4,026,386
     Series D, MBIA Insured, 6.40%, 7/01/12 .............................................        820,000           863,173



64  |  Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series B, FGIC Insured, 5.25%,
     7/01/22 ............................................................................   $  3,000,000    $    3,033,570
     7/01/23 ............................................................................      5,000,000         5,041,800
     7/01/27 ............................................................................     15,250,000        15,334,485
  Phoenix Civic Improvement Corp. Excise Tax Revenue,
     Adams Street Garage Project, senior lien, Series B, 5.35%, 7/01/24 .................      2,985,000         3,079,386
     Municipal Courthouse Project, senior lien, Series A, 5.375%, 7/01/29 ...............     18,310,000        18,818,652
  Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, MBIA Insured,
    Pre-Refunded, 6.90%, 7/01/21 ........................................................      2,000,000         2,136,340
  Phoenix Civic Improvement Corp. Wastewater System Revenue, junior lien,
     FGIC Insured, Pre-Refunded, 6.00%, 7/01/19 .........................................      3,000,000         3,505,200
     FGIC Insured, Pre-Refunded, 6.00%, 7/01/20 .........................................      3,670,000         4,288,028
     FGIC Insured, Pre-Refunded, 6.00%, 7/01/24 .........................................     24,715,000        28,877,006
     Refunding, FGIC Insured, 5.00%, 7/01/20 ............................................      9,710,000         9,904,588
     Refunding, FGIC Insured, 5.125%, 7/01/21 ...........................................     10,000,000        10,222,300
     Refunding, FGIC Insured, 5.00%, 7/01/24 ............................................      7,050,000         7,076,720
  Phoenix Civic Improvement Corp. Water System Revenue, junior lien,
     FGIC Insured, 5.00%, 7/01/26 .......................................................      3,250,000         3,252,080
     Pre-Refunded, 6.00%, 7/01/19 .......................................................      3,000,000         3,348,090
  Phoenix Civic Plaza Building Corp. Excise Tax Revenue, senior lien, 6.00%, 7/01/14 ....      4,300,000         4,631,100
  Phoenix GO,
     5.25%, 7/01/22 .....................................................................      5,420,000         5,585,581
     Various Purposes, Series B, 5.00%, 7/01/27 .........................................      8,360,000         8,324,804
  Phoenix HFC, Mortgage Revenue,
     Project A, Refunding, MBIA Insured, 6.50%, 7/01/24 .................................      2,680,000         2,583,895
     Section 8 Project, Refunding, Series A, MBIA Insured, 6.90%, 1/01/23 ...............      1,750,000         1,767,308
     Section 8 Project, Refunding, Series A, MBIA Insured, 7.25%, 1/01/23 ...............      2,260,000         2,271,097
  Phoenix IDA,
     Government Office Lease Revenue, Capital Mall Project, AMBAC Insured, 5.375%,
      9/15/22 ...........................................................................      2,000,000         2,069,100
     Government Office Lease Revenue, Capital Mall Project, AMBAC Insured, 5.50%,
      9/15/27 ...........................................................................     24,300,000        25,128,630
     Government Office Lease Revenue, Capitol Mall LLC II Project, AMBAC Insured, 5.00%,
      9/15/21 ...........................................................................      4,300,000         4,365,575
     Government Office Lease Revenue, Capitol Mall LLC II Project, AMBAC Insured, 5.00%,
      9/15/28 ...........................................................................      4,000,000         3,988,600
     Hospital Revenue, Refunding, Series B, Connie Lee Insured, 5.75%, 12/01/16 .........      3,500,000         3,807,195
     SFMR, GNMA Secured, 6.30%, 12/01/12 ................................................        205,000           214,012
  Phoenix IDAR, SFMR, Series 1B, GNMA Secured, 6.20%, 6/01/22 ...........................        420,000           429,299
  Phoenix Municipal Housing Revenue, Fillmore Gardens Project, Refunding, 6.30%,
    6/01/09 .............................................................................      1,500,000         1,580,160
  Phoenix Street and Highway Revenue, Refunding, 6.60%, 7/01/07 .........................        610,000           617,747
  Pima County IDA,
     MFR, Series A, FNMA Insured, 6.00%, 12/01/21 .......................................      2,720,000         2,847,650
     SFMR, GNMA Secured, 6.40%, 11/01/09 ................................................        320,000           330,134
     SFMR, GNMA Secured, 6.625%, 11/01/14 ...............................................        210,000           215,485
     SFMR, GNMA Secured, 6.75%, 11/01/27 ................................................      1,105,000         1,135,100
     SFMR, Refunding, Series A, 7.625%, 2/01/12 .........................................      1,030,000         1,033,760
     SFMR, Series B-1, GNMA Secured, 6.10%, 5/01/31 .....................................        415,000           430,529



                                                          Semiannual Report | 65

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Prescott Valley Municipal Property Corp., Municipal Facilities Revenue, FGIC Insured,
    5.00%, 1/01/27 ......................................................................   $  1,200,000    $    1,198,272
  Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    Pre-Refunded, 9.00%, 7/01/09 ........................................................         55,000            61,392
  Puerto Rico Commonwealth GO,
     MBIA Insured, Pre-Refunded, 6.45%, 7/01/17 .........................................        845,000           895,303
     Public Improvement, Series A, 5.375%, 7/01/28 ......................................      5,000,000         5,097,100
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series B, 6.00%, 7/01/26 ...........................................................      2,000,000         2,108,140
     Series B, Pre-Refunded, 6.00%, 7/01/39 .............................................     19,600,000        22,966,104
     Series D, 5.375%, 7/01/36 ..........................................................      5,000,000         5,064,450
     Series Y, 5.00%, 7/01/36 ...........................................................     10,500,000        10,106,355
     Series Y, 5.50%, 7/01/36 ...........................................................      8,550,000         8,835,827
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
    Series A, 7.50%, 7/01/09 ............................................................        155,000           155,397
  Puerto Rico Electric Power Authority Revenue, Series II, 5.25%, 7/01/31 ...............     15,000,000        15,067,500
  Puerto Rico HFC Revenue,
     MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .........................................        795,000           796,972
     Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 .............         40,000            40,558
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Hospital Revenue,
     Dr. Pila Hospital Project, Refunding, FHA Insured, 5.875%, 8/01/12 .................      5,225,000         5,594,721
     Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ..........      2,790,000         2,986,639
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 .............     30,000,000        30,492,900
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.50%,
    8/01/29 .............................................................................     15,000,000        15,529,800
  Salt River Project Agricultural Improvement and Power District Electric System Revenue,
     Salt River Project, Refunding, Series A, 5.00%, 1/01/23 ............................      6,000,000         6,039,600
     Salt River Project, Refunding, Series A, 5.125%, 1/01/27 ...........................     15,000,000        15,126,150
     Salt River Project, Series B, 5.00%, 1/01/25 .......................................      7,125,000         7,135,046
     Salt River Project, Series B, 5.00%, 1/01/31 .......................................      6,225,000         6,169,598
     Series A, 5.75%, 1/01/13 ...........................................................        310,000           316,705
     Series C, 5.00%, 1/01/25 ...........................................................      1,195,000         1,194,904
  Santa Cruz County IDAR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ................      8,000,000         8,084,160
  Scottsdale GO,
     5.00%, 7/01/24 .....................................................................      8,225,000         8,307,168
     Refunding, 5.00%, 7/01/22 ..........................................................      3,000,000         3,051,060
  Scottsdale IDA, Hospital Revenue,
     Scottsdale Healthcare, 5.70%, 12/01/21 .............................................      2,000,000         2,027,040
     Scottsdale Healthcare, 5.80%, 12/01/31 .............................................     14,865,000        14,958,501
     Scottsdale Memorial Hospital, Refunding, Series A, AMBAC Insured, 6.15%, 1/01/15 ...      1,250,000         1,250,000
  Sedona Sewer Sales Tax Revenue, Refunding,
     6.75%, 7/01/07 .....................................................................      3,800,000         4,015,042
     7.00%, 7/01/12 .....................................................................      5,000,000         5,293,200
  Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC Insured, 6.15%, 1/01/15        360,000           381,758
  Southern Arizona Capital Facilities Finance Corp., Student Housing Revenue, University
    of Arizona Project, MBIA Insured, 5.10%, 9/01/33 ....................................      6,000,000         6,021,420
  Surprise Municipal Property Corp. Excise Tax Revenue, FGIC Insured, 5.70%, 7/01/20 ....      8,000,000         8,527,120



66  |  Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Tolleson IDA, MFR, Copper Cove Project, Series A, GNMA Secured,
     5.40%, 11/20/22 ....................................................................   $  1,090,000    $    1,116,640
     5.45%, 11/20/32 ....................................................................      1,285,000         1,302,592
  Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31 .......     10,000,000        10,093,700
  Tucson GO,
     Series 1984-G, FGIC Insured, Pre-Refunded, 6.25%, 7/01/18 ..........................        650,000           684,405
     Series A, 5.25%, 7/01/20 ...........................................................      1,050,000         1,087,170
  Tucson IDA, Lease Revenue, University Of Arizona/Marshall Foundation, Series A,
    AMBAC Insured, 5.00%, 7/15/32 .......................................................      1,000,000           992,380
  Tucson Water Revenue,
     Series A, FGIC Insured, 5.00%, 7/01/23 .............................................      3,600,000         3,620,592
     Series D, FGIC Insured, 5.25%, 7/01/23 .............................................      3,000,000         3,050,910
     Series D, FGIC Insured, 5.25%, 7/01/24 .............................................      2,700,000         2,741,715
  University of Arizona COP,
     Administrative and Packaging Facility Project, Series B, MBIA Insured, Pre-Refunded,
      6.00%, 7/15/16 ....................................................................        500,000           531,360
     Administrative and Packaging Facility Project, Series B, MBIA Insured, Pre-Refunded,
      6.00%, 7/15/23 ....................................................................      1,625,000         1,726,920
     Parking and Student Housing, AMBAC Insured, 5.75%, 6/01/24 .........................      1,115,000         1,195,235
     Residence Life Project, Series A, FSA Insured, 5.80%, 9/01/13 ......................      1,000,000         1,059,300
     University of Arizona Projects, Series B, AMBAC Insured, 5.125%, 6/01/22 ...........      2,250,000         2,295,090
  University of Arizona System Revenue,
     Arizona Board of Regents System, Series A, FGIC Insured, 5.80%, 6/01/24 ............      2,000,000         2,144,460
     Pre-Refunded, 6.25%, 6/01/11 .......................................................      1,000,000         1,058,140
     Pre-Refunded, 6.35%, 6/01/14 .......................................................      1,300,000         1,376,544
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/13      2,500,000         2,587,275
  Virgin Islands Water and Power Authority Electric System Revenue, AMBAC Insured,
    4.50%, 7/01/28 ......................................................................      8,500,000         8,002,580
  Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.50%,
    7/01/17 .............................................................................      1,500,000         1,504,095
  Yavapai County GO,
     Elementary School District No. 6 Cottonwood-Oak Creek, Project of 1993, Series B,
      AMBAC Insured, Pre-Refunded, 6.70%, 7/01/09 .......................................        250,000           264,153
     USD No. 28, Camp Verde, Refunding, FGIC Insured, 6.00%, 7/01/09 ....................        775,000           817,315
  Yavapai County IDA,
     Hospital Facility Revenue, Regional Medical Center, Series A, 6.00%, 8/01/33 .......      2,000,000         1,977,940
     IDR, Citizens Utilities Co. Project, 5.45%, 6/01/33 ................................      5,000,000         4,462,400
     Residential Care Facility Revenue, Margaret T. Morris Center, Series A, GNMA Secured,
      5.40%, 2/20/38 ....................................................................      1,575,000         1,575,835
  Yuma IDA, Hospital Revenue,
     Regency Apartments, Refunding, Series A, GNMA Secured, 5.50%, 12/20/32 .............        920,000           923,680
     Yuma Regional Medical Center, FSA Insured, 5.50%, 8/01/21 ..........................      2,015,000         2,091,026
  Yuma Municipal Property Corp. Revenue, Municipal Facilities, AMBAC Insured, 5.00%,
    7/01/25 .............................................................................      3,100,000         3,103,348
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $902,496,166) .......................................                      910,541,858
                                                                                                              -------------




                                                          Semiannual Report | 67

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS .4%
a Pinal County IDA, PCR, Magna-Copper Co., Newmont Mining Corp., Daily VRDN and Put,
    .80%, 12/01/09 ......................................................................   $  1,900,000    $    1,900,000
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
    MBIA Insured, Weekly VRDN and Put, .69%, 12/01/15 ...................................        300,000           300,000
a Tempe Excise Tax Revenue, Daily VRDN and Put, .85%, 7/01/20 ...........................      1,200,000         1,200,000
                                                                                                            ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $3,400,000) ........................................                        3,400,000
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $905,896,166) 99.3% ...........................................                      913,941,858
  OTHER ASSETS, LESS LIABILITIES .7% ....................................................                        6,842,960
                                                                                                            ---------------
  NET ASSETS 100.0%                                                                                         $  920,784,818
                                                                                                            ---------------


See glossary of terms on page 152.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.




68  |  See notes to financial statements. |  Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                    --------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 2003               YEAR ENDED FEBRUARY 28,
CLASS A                                                  (UNAUDITED)     2003        2002        2001        2000        1999
                                                    --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $11.98      $11.79      $11.64      $10.90      $12.05      $12.11
                                                    --------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................           .27         .57         .58         .59         .59         .60
 Net realized and unrealized gains (losses) .......          (.30)        .19         .16         .74       (1.13)        .02
                                                    --------------------------------------------------------------------------
Total from investment operations ..................          (.03)        .76         .74        1.33        (.54)        .62
                                                    --------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................          (.27)       (.57)       (.59)       (.59)       (.60)       (.60)
 Net realized gains ...............................            --          --          --          --        (.01)       (.08)
                                                    --------------------------------------------------------------------------
Total distributions ...............................          (.27)       (.57)       (.59)       (.59)       (.61)       (.68)
                                                    --------------------------------------------------------------------------
Net asset value, end of period ....................        $11.68      $11.98      $11.79      $11.64      $10.90      $12.05
                                                    --------------------------------------------------------------------------
Total return b ....................................          (.31)%      6.62%       6.48%      12.50%      (4.57)%      5.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $323,929    $345,825    $309,109    $285,169    $264,563    $301,381
Ratios to average net assets:
 Expenses .........................................           .67%c       .69%        .70%        .71%        .70%        .70%
 Net investment income ............................          4.51%c      4.79%       4.95%       5.27%       5.18%       4.93%
Portfolio turnover rate ...........................          9.90%      26.30%      20.72%      50.05%      29.30%      12.60%


a Based on average weighted shares outstanding beginning with year ended February
  29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized



                                                          Semiannual Report | 69

Franklin Tax-Free Trust

FRANKLIN COLORADO TAX-FREE INCOME FUND (CONTINUED)

                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 2003               YEAR ENDED FEBRUARY 28,
CLASS C                                                 (UNAUDITED)      2003        2002        2001        2000        1999
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............         $12.06      $11.86      $11.70      $10.96      $12.11      $12.17
                                                     -------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .........................            .24         .51         .52         .54         .53         .54
 Net realized and unrealized gains (losses) ......           (.31)        .20         .16         .73       (1.14)        .02
                                                     -------------------------------------------------------------------------
Total from investment operations .................           (.07)        .71         .68        1.27        (.61)        .56
                                                     -------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................           (.23)       (.51)       (.52)       (.53)       (.53)       (.54)
 Net realized gains ..............................             --          --          --          --        (.01)       (.08)
                                                     -------------------------------------------------------------------------
Total distributions ..............................           (.23)       (.51)       (.52)       (.53)       (.54)       (.62)
                                                     -------------------------------------------------------------------------
Net asset value, end of period ...................         $11.76      $12.06      $11.86      $11.70      $10.96      $12.11
                                                     -------------------------------------------------------------------------

Total return b ...................................           (.58)%      6.10%       5.95%      11.83%      (5.08)%      4.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................        $41,916     $43,821     $34,473     $23,450     $20,564     $21,899
Ratios to average net assets:
 Expenses ........................................           1.26%c      1.22%       1.25%       1.26%       1.25%       1.26%
 Net investment income ...........................           3.92%c      4.26%       4.40%       4.72%       4.63%       4.38%
Portfolio turnover rate ..........................           9.90%      26.30%      20.72%      50.05%      29.30%      12.60%


a Based on average weighted shares outstanding beginning with year ended
  February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized



70  |  See notes to financial statements. |  Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.1%
  Arapahoe County MFR,
     Centennial East Project, Series A-1, AMBAC Insured, 5.95%, 12/01/33 ................   $  2,820,000    $    2,882,858
     Housing Development Reserve, South Creek Project, Series A, FSA Insured, 6.45%,
      6/01/32 ...........................................................................      3,105,000         3,292,263
  Arapahoe County Water and Wastewater GO, Refunding, Series A, MBIA Insured, 5.125%,
    12/01/32 ............................................................................     15,000,000        15,037,050
  Arvada IDR, Wanco Inc. Project,
     5.25%, 12/01/07 ....................................................................        100,000           100,747
     5.80%, 12/01/17 ....................................................................        480,000           481,200
  Arvada MFHR, Springwood Community Project, Refunding, 6.35%, 8/20/16 ..................      1,000,000         1,026,090
  Aurora COP,
     AMBAC Insured, 5.50%, 12/01/30 .....................................................      4,935,000         5,098,102
     Refunding, 6.25%, 12/01/09 .........................................................      2,850,000         3,017,494
  Bayfield School District No. 10 GO, MBIA Insured, Pre-Refunded, 6.65%, 6/01/15 ........      1,000,000         1,091,990
  Boulder County Development Revenue, University Corporation for Atmospheric Research,
    MBIA Insured, 5.00%, 9/01/33 ........................................................      1,500,000         1,477,080
  Boulder County Hospital Revenue, Longmont United Hospital Project,
     5.50%, 12/01/12 ....................................................................      1,000,000         1,022,960
     5.80%, 12/01/13 ....................................................................      2,000,000         2,013,100
     5.60%, 12/01/17 ....................................................................      3,385,000         3,386,456
     5.875%, 12/01/20 ...................................................................      1,285,000         1,262,333
  Boulder County MFHR, Cloverbasin Village II Apartments, Series A, FSA Insured,
     6.10%, 10/01/24 ....................................................................      1,280,000         1,326,490
     6.15%, 10/01/31 ....................................................................      2,830,000         2,943,002
  Bowles Metropolitan District, 5.00%, 12/01/33 .........................................      2,500,000         2,461,475
  Broomfield COP,
     AMBAC Insured, 6.00%, 12/01/29 .....................................................      2,000,000         2,199,160
     Master Facilities Lease Purchase, AMBAC Insured, 5.625%, 12/01/22 ..................      1,535,000         1,602,479
  Broomfield Sales and Use Tax Revenue, Refunding and Improvement, Series A,
    AMBAC Insured, 5.00%, 12/01/27 ......................................................     11,050,000        10,987,678
  Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue, AMBAC Insured,
    5.00%, 12/01/31 .....................................................................      7,500,000         7,398,900
  Colorado Educational and Cultural Facilities Authority Revenue and Improvement,
    University of Denver Project, Refunding, AMBAC Insured, 5.375%, 3/01/23 .............      4,000,000         4,115,400
  Colorado Educational and Cultural Facilities Authority Revenue, Student Housing,
    University of Colorado Foundation Project, AMBAC Insured, 5.00%,
     7/01/27 ............................................................................      6,545,000         6,508,479
     7/01/32 ............................................................................     10,005,000         9,868,932
  Colorado Health Facilities Authority Revenue,
     Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26 ...................      1,615,000         1,622,978
     Catholic Health Initiatives, Series A, 5.00%, 12/01/28 .............................      1,800,000         1,732,446
     Community Provider Pooled Loan Program, FSA Insured, 6.75%, 7/15/17 ................        954,000           956,185
     Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17             1,685,000         1,689,297
     Covenant Retirement Communities, 6.75%, 12/01/15 ...................................      1,750,000         1,824,830
     Covenant Retirement Communities, 6.75%, 12/01/25 ...................................      4,950,000         5,034,843
     Hospital Improvement, NCMC Inc. Project, FSA Insured, 5.75%, 5/15/24 ...............      5,000,000         5,266,000
     Kaiser Permanente, Series A, 5.35%, 11/01/16 .......................................      8,000,000         8,141,120
     National Benevolent Association, Series A, GNMA Secured, 5.70%, 12/20/31 ...........      2,820,000         2,932,546
     Oakbrook Manor, Series A, GNMA Secured, 7.25%, 4/01/11 .............................        255,000           256,188




                                                          Semiannual Report | 71

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Colorado Health Facilities Authority Revenue, (cont.)
     Oakbrook Manor, Series A, GNMA Secured, 7.625%, 4/01/26 ............................   $    885,000    $      889,372
     Parkview Medical Center Inc. Project, 5.25%, 9/01/18 ...............................      1,660,000         1,629,605
     Parkview Medical Center Inc. Project, 5.30%, 9/01/25 ...............................      1,615,000         1,511,559
     Portercare Adventist Health, 6.625%, 11/15/26 ......................................      2,500,000         2,668,650
     Portercare Adventist Health, 6.50%, 11/15/31 .......................................      5,500,000         5,826,480
     Sisters of Charity Leavenworth, MBIA Insured, 5.00%, 12/01/25 ......................      1,000,000           985,400
  Colorado HFAR,
     MF, Project II, Series A2, 5.30%, 10/01/23 .........................................      2,000,000         2,009,040
     MF, Project II, Series A2, 5.375%, 10/01/32 ........................................      4,390,000         4,408,350
     MF, Series A-2, 6.00%, 10/01/28 ....................................................      1,000,000         1,033,500
     MFH, Castle High, Series A, AMBAC Insured, 5.90%, 12/01/20 .........................      2,630,000         2,742,906
     MFH, Insured Mortgage, Series C-3, 6.05%, 10/01/32 .................................      1,535,000         1,593,821
  Colorado Public Highway Authority Revenue, Highway E-470,
     Refunding, Series A, MBIA Insured, 5.00%, 9/01/26 ..................................     10,000,000         9,945,900
     Series A, MBIA Insured, 5.75%, 9/01/29 .............................................      4,575,000         4,917,027
     Series A, MBIA Insured, 5.75%, 9/01/35 .............................................     10,825,000        11,544,429
  Colorado School of Mines Auxiliary Facilities Revenue, Enterprise, Refunding and Improvement,
    AMBAC Insured, 5.00%, 12/01/30 ......................................................      2,000,000         1,976,380
  Colorado Springs Hospital Revenue, Refunding, 6.375%, 12/15/30 ........................      7,500,000         7,859,925
  Colorado Springs Utilities Revenue,
     Refunding and Improvement, Series A, 5.375%, 11/15/26 ..............................     10,000,000        10,238,400
     sub. lien, Refunding and Improvement, Series A, 5.00%, 11/15/21 ....................      4,925,000         4,980,751
     sub. lien, System Improvement, Series B, 5.00%, 11/15/27 ...........................      5,000,000         4,964,950
  Colorado State Board of Community Colleges and Occupational Education Revenue,
    Red Rocks Community College Project, AMBAC Insured, Pre-Refunded, 6.00%, 11/01/19 ...         90,000            98,789
  Colorado Water Resource and Power Development Authority Clean Water Revenue, Series A,
     6.15%, 9/01/11 .....................................................................        125,000           127,837
     6.30%, 9/01/14 .....................................................................         25,000            25,321
  Colorado Water Resource and Power Development Authority Small Water Resource Revenue,
    Series A, FGIC Insured, 5.80%, 11/01/20 .............................................      2,000,000         2,186,900
  Denver City and County Airport Revenue,
     Series A, 7.50%, 11/15/23 ..........................................................      3,315,000         3,523,182
     Series A, AMBAC Insured, 5.625%, 11/15/23 ..........................................      4,500,000         4,645,935
     Series A, Pre-Refunded, 7.50%, 11/15/23 ............................................        685,000           749,198
     Series B, 5.50%, 11/15/33 ..........................................................      5,000,000         4,639,650
     Series D, 7.75%, 11/15/13 ..........................................................      1,000,000         1,191,430
  Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.50%, 12/01/25 ....     17,000,000        19,406,860
  Denver City and County Revenue, Childrens Hospital Association Project, FGIC Insured,
    6.00%, 10/01/15 .....................................................................      3,150,000         3,222,828
  Denver Convention Center Hotel Authority Revenue, Senior Series A, XLCA Insured, 4.75%,
    12/01/28 ............................................................................      7,500,000         7,058,100
  Denver Health and Hospital Authority Healthcare Revenue, Series A, 6.00%,
     12/01/23 ...........................................................................      1,000,000         1,001,820
     12/01/31 ...........................................................................      5,400,000         5,312,790
  Dolores County School District GO, FSA Insured, 5.375%, 12/01/25 ......................      1,400,000         1,434,874
  Douglas County School District No. 1 GO, Douglas and Elbert Counties, Improvement,
    Series A, MBIA Insured, 6.50%, 12/15/16 .............................................        230,000           246,199



72  |  Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  El Paso County Mortgage Revenue, Stetson Meadows, Series A, GNMA Secured, 5.25%,
    12/20/32 ............................................................................   $  1,900,000    $    1,891,393
  El Paso County School District No. 2 GO, FGIC Insured, 5.25%, 12/01/26 ................      4,000,000         4,055,760
  El Paso County School District No. 38 GO, Pre-Refunded, 6.00%, 12/01/24 ...............      1,500,000         1,748,385
  Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 ...............      5,325,000         5,507,754
  Frisco Fire Protection District GO, Refunding and Improvement, 7.20%, 12/01/05 ........         20,000            20,273
  Garfield County Building Corp. COP, AMBAC Insured, 5.75%,
     12/01/19 ...........................................................................      1,500,000         1,647,495
     12/01/24 ...........................................................................      1,000,000         1,071,480
  Greeley MFR, Housing Mortgage, Creek Stone Project, FHA Insured, 5.95%, 7/01/28 .......      1,000,000         1,030,610
  Guam Airport Authority Revenue,
     Refunding, Series A, 6.375%, 10/01/10 ..............................................        400,000           408,644
     Series A, 6.50%, 10/01/23 ..........................................................        800,000           816,936
  La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
     5.75%, 4/01/14 .....................................................................      2,090,000         2,106,950
     6.00%, 4/01/19 .....................................................................      1,000,000           988,000
     6.10%, 4/01/24 .....................................................................      1,000,000           982,710
  Lakewood MFHR, Mortgage, FHA Insured,
     6.65%, 10/01/25 ....................................................................      1,235,000         1,287,216
     6.70%, 10/01/36 ....................................................................      3,025,000         3,154,621
  Las Animas County School District No. 1 COP, Refunding,
     6.15%, 12/01/08 ....................................................................      1,000,000         1,081,190
     6.20%, 12/01/10 ....................................................................        935,000         1,002,806
  Montrose County COP, 6.35%, 6/15/06 ...................................................      1,850,000         1,929,568
  Mountain College Residence Hall Authority Revenue, MBIA Insured, 5.75%, 6/01/23 .......      2,000,000         2,118,000
  Northwest Parkway Public Highway Authority Revenue, Series A,
     AMBAC Insured, 5.125%, 6/15/26 .....................................................      7,500,000         7,548,150
     FSA Insured, 5.25%, 6/15/41 ........................................................      3,460,000         3,478,130
  Northwest Parkway Public Highway Authority, Colorado Revenue, Series A, AMBAC Insured,
    5.125%, 6/15/31 .....................................................................      4,465,000         4,476,564
  Pitkin County Open Space Acquisition GO, Refunding, AMBAC Insured, 5.375%, 12/01/30 ...      2,940,000         3,009,649
  Pueblo Board Waterworks Water Revenue, Series A, FSA Insured, 6.00%, 11/01/21 .........      4,300,000         4,771,194
  Pueblo County COP, Public Parking, 6.90%, 7/01/15 .....................................        430,000           440,251
  Pueblo County GO, MBIA Insured, 6.00%, 6/01/16 ........................................      4,395,000         4,768,311
  Pueblo County School District No. 070 Pueblo Rural GO,
     AMBAC Insured, Pre-Refunded, 6.40%, 12/01/14 .......................................      1,000,000         1,065,160
     FGIC Insured, Pre-Refunded, 6.00%, 12/01/19 ........................................      3,995,000         4,657,531
  Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding, AMBAC Insured, 6.10%,
    12/01/15 ............................................................................      1,000,000         1,020,310
  Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    Pre-Refunded, 9.00%, 7/01/09 ........................................................         25,000            27,905
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
   Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%,
     7/01/22 ............................................................................      1,335,000         1,339,072
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 .............      7,400,000         7,521,582
  Regional Transportation District Sales Tax Revenue, Series A, FGIC Insured, 5.125%,
    11/01/20 ............................................................................      1,735,000         1,778,462



                                                          Semiannual Report | 73

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Summit County Sports Facilities Revenue, Keystone Resorts Project, Ralston Purina Co.,
    Refunding, 7.875%, 9/01/08 ..........................................................   $  2,750,000      $  3,382,968
  University of Colorado COP, USHSC and Academic Project, Series A, AMBAC Insured, 5.00%,
    6/01/33 .............................................................................      6,070,000         5,977,129
  University of Colorado Hospital Authority Revenue, Series A, 5.60%, 11/15/25 ..........      1,900,000         1,907,258
  UTE Water Conservancy District Water Revenue, MBIA Insured, 5.75%, 6/15/20 ............      5,000,000         5,438,050
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
     5.40%, 10/01/12 ....................................................................      2,500,000         2,586,400
     5.50%, 10/01/22 ....................................................................      2,500,000         2,494,025
  Westminster Building Authority COP, MBIA Insured, 5.25%, 12/01/22 .....................      1,555,000         1,597,794
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $343,207,656) .......................................                      358,791,995
                                                                                                              -------------
  SHORT TERM INVESTMENTS .1%
a Denver City and County MFHR, Ogden Residences Project, Daily VRDN and Put, .85%,
    12/01/29 ............................................................................        100,000           100,000
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
    MBIA Insured, Weekly VRDN and Put, .69%, 12/01/15 ...................................        400,000           400,000
                                                                                                              -------------
  TOTAL SHORT TERM INVESTMENTS (COST $500,000) ..........................................                          500,000
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $343,707,656) 98.2% ...........................................                      359,291,995
  OTHER ASSETS, LESS LIABILITIES 1.8% ...................................................                        6,553,902
                                                                                                              -------------
  NET ASSETS 100.0% .....................................................................                     $365,845,897
                                                                                                              -------------


See glossary of terms on page 152.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



74  |  See notes to financial statements. |  Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                     ---------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 2003                     YEAR ENDED FEBRUARY 28,
CLASS A                                                  (UNAUDITED)     2003        2002        2001        2000        1999
                                                     ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $11.10      $10.88      $10.63      $10.06      $11.27      $11.23
                                                     ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................           .24         .51         .53         .56         .56         .58
 Net realized and unrealized gains (losses) .......          (.40)        .22         .25         .56       (1.21)        .04
                                                     ---------------------------------------------------------------------------
Total from investment operations ..................          (.16)        .73         .78        1.12        (.65)        .62
                                                     ---------------------------------------------------------------------------
Less distributions from net investment income .....          (.25)       (.51)       (.53)       (.55)       (.56)       (.58)
                                                     ---------------------------------------------------------------------------
Net asset value, end of period ....................        $10.69      $11.10      $10.88      $10.63      $10.06      $11.27
                                                     ---------------------------------------------------------------------------
Total return b ....................................        (1.52)%      6.90%       7.53%      11.43%      (5.90)%      5.62%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................      $260,991    $279,268    $266,100    $228,844    $207,745    $245,016

Ratios to average net assets:

 Expenses .........................................          .69%c       .70%        .70%        .73%        .71%        .72%

 Net investment income ............................         4.37%c      4.66%       4.91%       5.37%       5.26%       5.08%

Portfolio turnover rate ...........................         3.05%      10.20%      15.45%      10.11%      30.61%       5.87%



a Based on average weighted shares outstanding beginning with year ended
  February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized



                                                          Semiannual Report | 75

Franklin Tax-Free Trust

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND (CONTINUED)

                                                      -----------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2003               YEAR ENDED FEBRUARY 28,
CLASS C                                                   (UNAUDITED)    2003        2002        2001        2000        1999
                                                      -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................      $11.15      $10.92      $10.66      $10.10      $11.30      $11.26
                                                      -----------------------------------------------------------------------
Income from investment operations:
 Net investment income a.............................         .21         .45         .47         .50         .50         .52
 Net realized and unrealized gains (losses) .........        (.41)        .23         .26         .56       (1.20)        .03
                                                      -----------------------------------------------------------------------
Total from investment operations ....................        (.20)        .68         .73        1.06        (.70)        .55
                                                      -----------------------------------------------------------------------
Less distributions from net investment income .......        (.22)       (.45)       (.47)       (.50)       (.50)       (.51)
                                                      -----------------------------------------------------------------------
Net asset value, end of period ......................      $10.73      $11.15      $10.92      $10.66      $10.10      $11.30
                                                      -----------------------------------------------------------------------

Total return b ......................................      (1.88)%      6.40%       7.01%      10.69%      (6.32)%      5.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $42,765     $46,267     $38,368     $27,256     $25,007     $23,443
Ratios to average net assets:
 Expenses ...........................................       1.27%c      1.24%       1.25%       1.28%       1.26%       1.28%
 Net investment income ..............................       3.79%c      4.12%       4.36%       4.83%       4.73%       4.53%
Portfolio turnover rate .............................       3.05%      10.20%      15.45%      10.11%      30.61%       5.87%


a Based on average weighted shares outstanding beginning with year ended
  February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. c Annualized



76 |  See notes to financial statements. |  Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 96.3%
  Bridgeport GO, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/15/19 ..................   $  1,000,000    $    1,161,600
  Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
    5.50%, 5/15/39 ......................................................................      4,000,000         3,172,840
  Connecticut State Airport Revenue, Bradley International Airport, Series A, FGIC Insured,
    5.125%, 10/01/26 ....................................................................      3,000,000         2,985,810
  Connecticut State Development Authority First Mortgage Gross Revenue, Health Care Project,
     5.75%, 12/01/23 ....................................................................        750,000           746,370
     Baptist Homes Inc. Project, Refunding, Asset Guaranteed, 5.625%, 9/01/22 ...........      2,000,000         2,103,020
     Church Homes Inc., Refunding, 5.80%, 4/01/21 .......................................      4,000,000         3,712,920
     Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ......................      1,100,000         1,062,721
  Connecticut State Development Authority PCR, Connecticut Light and Water, Refunding,
    Series A, 5.85%, 9/01/28 ............................................................      5,500,000         5,732,155
  Connecticut State Development Authority Revenue, Life Care Facilities, Seabury Project,
    Refunding, Asset Guaranteed, 5.00%, 9/01/21 .........................................      2,000,000         1,990,600
  Connecticut State Development Authority Solid Waste Disposal Facilities Revenue,
    Pfizer Inc. Project, 7.00%, 7/01/25 .................................................      2,000,000         2,173,560
  Connecticut State Development Authority Water Facility Revenue,
    Bridgeport Hydraulic Co. Project,
     6.15%, 4/01/35 .....................................................................      1,000,000         1,042,230
     6.00%, 9/01/36 .....................................................................     10,000,000        10,268,200
  Connecticut State GO,
     Series B, 5.00%, 6/15/20 ...........................................................     10,000,000        10,179,900
     Series B, 5.00%, 6/15/22 ...........................................................      2,000,000         2,018,240
     Series F, FSA Insured, 5.00%, 10/15/19 .............................................      4,000,000         4,132,880
  Connecticut State Health and Educational Facilities Authority Revenue,
     Abbot Terrace Health Center Project, Series A, Pre-Refunded, 6.00%, 11/01/14 .......      2,000,000         2,291,180
     Brunswick School, Series A, MBIA Insured, 5.00%, 7/01/29 ...........................      5,000,000         4,999,650
     Catholic Health East, Series F, MBIA Insured, 5.75%, 11/15/29 ......................      3,250,000         3,491,995
     Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 ............      1,250,000         1,327,412
     Child Care Facilities Program, Series E, AMBAC Insured, 5.00%, 7/01/31 .............      1,000,000           991,020
     Choate Rosemary Hall, Series A, MBIA Insured, Pre-Refunded, 7.00%, 7/01/25 .........      1,500,000         1,588,605
     Connecticut College Project, Series D-1, MBIA Insured, 5.75%, 7/01/30 ..............      1,000,000         1,069,120
     Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%, 7/01/29 .........      3,500,000         3,748,745
     Eastern Connecticut Health Network, Refunding, Series A, Asset Guaranteed,
      6.00%, 7/01/25 ....................................................................      9,195,000         9,969,127
     Fairfield University, Series I, MBIA Insured, 5.25%, 7/01/25 .......................      2,500,000         2,548,000
     Fairfield University, Series I, MBIA Insured, 5.50%, 7/01/29 .......................      8,000,000         8,250,560
     Fairfield University, Series J, MBIA Insured, 5.00%, 7/01/29 .......................      3,000,000         2,995,470
     Greenwich Academy, Series B, FSA Insured, 5.00%, 3/01/32 ...........................      4,210,000         4,190,971
     Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 .........................      2,000,000         2,108,300
     Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 ....................      3,800,000         3,830,552
     Horace Bushnell Memorial Hall, Series A, MBIA Insured, 5.625%, 7/01/29 .............      1,000,000         1,055,780
     Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 ....................      7,205,000         5,762,703
     Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 .....................      5,500,000         4,045,800
     Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ..........................        500,000           632,670
     New Horizons Village Project, 7.30%, 11/01/16 ......................................      2,905,000         3,109,425
     Sacred Heart University, Refunding, Series E, Asset Guaranteed, 5.00%, 7/01/28 .....      4,000,000         3,960,440
     Sacred Heart University, Series C, 6.50%, 7/01/16 ..................................        235,000           247,420



                                                          Semiannual Report | 77

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Connecticut State Health and Educational Facilities Authority Revenue, (cont.)
     Sacred Heart University, Series C, 6.625%, 7/01/26 .................................   $    785,000    $      809,508
     Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 ....................        765,000           875,367
     Sacred Heart University, Series C, Pre-Refunded, 6.625%, 7/01/26 ...................      6,215,000         7,132,893
     Sacred Heart University, Series D, Pre-Refunded, 6.20%, 7/01/27 ....................      1,000,000         1,157,100
     Series B, MBIA Insured, 5.00%, 7/01/33 .............................................      2,690,000         2,677,411
     St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ...........................      4,615,000         3,736,581
     Trinity College, Series E, MBIA Insured, 5.875%, 7/01/26 ...........................      2,000,000         2,151,060
     Trinity College, Series G, AMBAC Insured, 5.00%, 7/01/31 ...........................      5,425,000         5,400,370
     University of Connecticut Foundation, Series A, 5.375%, 7/01/29 ....................      1,250,000         1,268,300
     Village Families and Children, Series A, AMBAC Insured, 5.00%, 7/01/32 .............      1,000,000           980,470
     Westover School, Series A, Asset Guaranteed, 5.70%, 7/01/30 ........................      2,000,000         2,104,900
     Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ......................      8,000,000         6,734,800
     Yale New Haven Hospital, Refunding, Series H, MBIA Insured, 5.70%, 7/01/25 .........      4,000,000         4,181,040
  Connecticut State HFAR,
     Housing Finance Mortgage Project, Series B, 6.10%, 11/15/31 ........................      2,715,000         2,816,025
     Housing Mortgage Finance Program, Series C-2, 6.25%, 11/15/18 ......................      1,500,000         1,575,615
     Housing Mortgage Finance Program, Sub Series B-1, 5.30%, 11/15/28 ..................      1,085,000         1,103,868
     Housing Mortgage Finance Program, Sub Series C-2, 5.85%, 11/15/28 ..................        885,000           908,470
     Housing Mortgage Finance Program, Sub Series D-1, 5.55%, 11/15/28 ..................      1,000,000         1,020,380
     Housing Mortgage Finance Program, Sub Series E-2, 5.20%, 11/15/21 ..................      1,840,000         1,881,878
     Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/22 .      1,000,000         1,006,560
     Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/32 .      1,000,000           998,410
  Connecticut State Higher Education Supplemental Loan Authority Revenue,
    Family Education Loan Program, Series A,
     AMBAC Insured, 6.00%, 11/15/18 .....................................................      1,565,000         1,657,194
     MBIA Insured, 5.50%, 11/15/17 ......................................................      1,595,000         1,669,869
  Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
     Series A, FSA Insured, Pre-Refunded, 5.375%, 10/01/18 ..............................      2,000,000         2,237,860
     Series A, FSA Insured, Pre-Refunded, 5.00%, 10/01/21 ...............................      1,000,000         1,092,920
     Series B, AMBAC Insured, 5.00%, 12/01/20 ...........................................      5,000,000         5,133,700
     Series B, AMBAC Insured, 5.00%, 12/01/22 ...........................................      1,000,000         1,013,220
  Griswold GO, AMBAC Insured, 7.50%, 4/01/06 ............................................        200,000           227,686
  Guam Airport Authority Revenue, Series B,
     6.60%, 10/01/10 ....................................................................        250,000           255,385
     6.70%, 10/01/23 ....................................................................      1,300,000         1,327,300
  Guam Power Authority Revenue, Series A, Pre-Refunded, 6.75%, 10/01/24 .................      5,500,000         5,946,105
  New Haven GO, Refunding, Series C, MBIA Insured, 5.00%, 11/01/22 ......................      3,000,000         3,042,780
  Puerto Rico Commonwealth GO, Public Improvement,
     MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 .........................................      1,775,000         2,038,730
     Refunding, FSA Insured, 5.125%, 7/01/30 ............................................      2,000,000         2,022,340
     Series A, 5.125%, 7/01/31 ..........................................................      5,000,000         4,952,050
     Series A, FGIC Insured, 5.00%, 7/01/32 .............................................      5,000,000         5,010,250
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, 5.00%, 7/01/38 ............................................................      2,500,000         2,404,225
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
    Series A, AMBAC Insured, 5.00%, 7/01/28 .............................................      5,000,000         5,018,500



78  |  Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Puerto Rico Electric Power Authority Revenue,
     Series HH, FSA Insured, 5.25%, 7/01/29 .............................................   $ 13,000,000    $   13,342,810
     Series II, 5.25%, 7/01/31 ..........................................................      1,000,000         1,004,500
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19       3,595,000         3,415,502
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ...........      1,000,000         1,002,220
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 .............      8,000,000         8,131,440
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
    Series E, 5.70%, 8/01/25 ............................................................     11,000,000        11,577,170
  South Regional Water Authority Water System Revenue, Series A, MBIA Insured,
    5.00%, 8/01/33 ......................................................................      6,000,000         5,972,040
  University of Connecticut Revenue, Student Fee,
     Refunding, Series A, FGIC Insured, 5.00%, 11/15/26 .................................     10,000,000        10,015,100
     Series A, 5.00%, 5/15/23 ...........................................................     10,000,000        10,069,400
     Series A, FGIC Insured, Pre-Refunded, 6.00%, 11/15/25 ..............................      1,500,000         1,758,810
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/13 ...........................................................................      2,500,000         2,587,275
     10/01/22 ...........................................................................      2,500,000         2,494,025
  Virgin Islands Water and Power Authority Electric System Revenue, Refunding,
    5.30%, 7/01/21 ......................................................................      1,000,000           920,730
                                                                                                            ---------------
  TOTAL LONG TERM INVESTMENTS (COST $288,360,745) .......................................                      292,560,133
                                                                                                            ---------------
  SHORT TERM INVESTMENTS 1.1%
a Connecticut State Health and Educational Facilities Authority Revenue, Weekly VRDN and Put,
    .80%, 7/01/27 .......................................................................        100,000           100,000
a Connecticut State Health and Educational United MethodiHome, Series A,
    Weekly VRDN and Put, .80%, 7/01/31 ..................................................        600,000           600,000
a North Canaan Housing Authority Revenue, Geer Woods Project, Weekly VRDN and Daily Put,
    .80%, 8/01/31 .......................................................................      1,000,000         1,000,000
a Puerto Rico Commonwealth Government Development Bank Revenue,
    Refunding, MBIA Insured, Weekly VRDN and Put, .69%, 12/01/15 ........................        900,000           900,000
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, .85%, 7/01/28 .........................        610,000           610,000
                                                                                                            ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $3,210,000) ........................................                        3,210,000
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $291,570,745) 97.4% ...........................................                      295,770,133
  OTHER ASSETS, LESS LIABILITIES 2.6% ...................................................                        7,985,708
                                                                                                            ---------------
  NET ASSETS 100.0% .....................................................................                   $  303,755,841
                                                                                                            ---------------


See glossary of terms on page 152.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                     Semiannual Report | See notes to financial statements. | 79

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                       -----------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        AUGUST 31, 2003               YEAR ENDED FEBRUARY 28,
CLASS A                                                  (UNAUDITED)     2003        2002        2001        2000        1999
                                                       -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................     $11.90      $11.68      $11.55      $10.95      $11.88      $11.86
                                                       -----------------------------------------------------------------------
Income from investment operations:
 Net investment income a .............................        .26         .54         .56         .58         .59         .60
 Net realized and unrealized gains (losses) ..........       (.35)        .22         .15         .60        (.92)        .06
                                                       -----------------------------------------------------------------------
Total from investment operations .....................       (.09)        .76         .71        1.18        (.33)        .66
                                                       -----------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................       (.26)       (.54)       (.58)       (.58)       (.58)       (.60)
 Net realized gains ..................................       (.03)         --          --d         --        (.02)       (.04)
                                                       -----------------------------------------------------------------------
Total distributions ..................................       (.29)       (.54)       (.58)       (.58)       (.60)       (.64)
                                                       -----------------------------------------------------------------------
Net asset value, end of period .......................     $11.52      $11.90      $11.68      $11.55      $10.95      $11.88
                                                       -----------------------------------------------------------------------
Total return b .......................................       (.74)%      6.67%       6.29%      11.06%      (2.91)%      5.68%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................   $279,007    $273,119    $239,081    $205,678    $195,157    $218,753
Ratios to average net assets:
 Expenses ............................................        .73%c       .74%        .75%        .77%        .74%        .74%
 Net investment income ...............................       4.32%c      4.61%       4.84%       5.18%       5.14%       4.98%
Portfolio turnover rate ..............................      10.28%      31.54%      33.53%      42.32%      13.41%      20.19%



a Based on average weighted shares outstanding beginning with year ended
  February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d The fund made a capital gain distribution of $.002.





80  |  Semiannual Report

Franklin Tax-Free Trust

FRANKLIN DOUBLE TAX-FREE INCOME FUND (CONTINUED)

                                                    --------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     AUGUST 31, 2003                  YEAR ENDED FEBRUARY 28,
CLASS C                                                (UNAUDITED)      2003        2002        2001        2000        1999
                                                    --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $11.93      $11.70      $11.58      $10.97      $11.89      $11.87
                                                       -----------------------------------------------------------------------

Income from investment operations:
 Net investment income a ...........................          .22         .48         .50         .52         .53         .53
 Net realized and unrealized gains (losses) ........         (.33)        .23         .13         .61        (.92)        .06
                                                       -----------------------------------------------------------------------
Total from investment operations ...................         (.11)        .71         .63        1.13        (.39)        .59
                                                       -----------------------------------------------------------------------
Less distributions from:
                                                       -----------------------------------------------------------------------
 Net investment income .............................         (.23)       (.48)       (.51)       (.52)       (.51)       (.53)
                                                       -----------------------------------------------------------------------
 Net realized gains ................................         (.03)         --          --d         --        (.02)       (.04)
                                                       -----------------------------------------------------------------------
Total distributions ................................         (.26)       (.48)       (.51)       (.52)       (.53)       (.57)
                                                       -----------------------------------------------------------------------
Net asset value, end of period .....................       $11.56      $11.93      $11.70      $11.58      $10.97      $11.89
                                                       -----------------------------------------------------------------------

Total return b .....................................         (.93)%      6.17%       5.59%      10.54%      (3.37)%      5.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................      $39,741     $30,856     $17,971     $10,413      $7,270      $7,050
Ratios to average net assets:
 Expenses ..........................................         1.34%c      1.24%       1.30%       1.32%       1.30%       1.30%
 Net investment income .............................         3.71%c      4.11%       4.29%       4.63%       4.60%       4.43%
Portfolio turnover rate ............................        10.28%      31.54%      33.53%      42.32%      13.41%      20.19%


a Based on average weighted shares outstanding beginning with year ended
  February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. c Annualized d The fund made a capital gain distribution of $.002.




                     Semiannual Report | See notes to financial statements. | 81

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.3%
  Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding, 5.50%,
    5/15/39 .............................................................................   $  6,000,000    $    4,759,260
  Guam Airport Authority Revenue, Series B,
     6.60%, 10/01/10 ....................................................................      1,675,000         1,711,079
     6.70%, 10/01/23 ....................................................................      5,800,000         5,921,800
  Guam Power Authority Revenue,
     Refunding, Series A, MBIA Insured, 5.125%, 10/01/29 ................................      1,975,000         1,997,693
     Refunding, Series A, MBIA Insured, 5.25%, 10/01/34 .................................      7,000,000         7,136,360
     Series A, Pre-Refunded, 6.75%, 10/01/24 ............................................      2,680,000         2,897,375
  Puerto Rico Commonwealth GO,
     Pre-Refunded, 6.40%, 7/01/11 .......................................................      2,000,000         2,118,240
     Public Improvement, MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 .....................      3,000,000         3,445,740
     Public Improvement, Series A, 5.375%, 7/01/28 ......................................      2,000,000         2,038,840
     Public Improvement, Series A, FGIC Insured, 5.125%, 7/01/31 ........................      5,000,000         5,052,600
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
     Refunding, Series AA, 5.00%, 7/01/35 ...............................................      4,200,000         4,057,032
     Series Y, 5.50%, 7/01/36 ...........................................................     11,850,000        12,246,145
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ...................................      1,500,000         1,504,140
     Series B, Pre-Refunded, 6.00%, 7/01/39 .............................................     10,000,000        11,717,400
     Series D, 5.375%, 7/01/36 ..........................................................     11,990,000        12,144,551
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation Bonds,
    Series A, ETM, 5.50%, 10/01/32 ......................................................     12,850,000        13,729,454
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
     7.50%, 7/01/09 .....................................................................        310,000           310,794
     AMBAC Insured, 5.00%, 7/01/21 ......................................................     10,000,000        10,178,300
     AMBAC Insured, 5.00%, 7/01/28 ......................................................      2,000,000         2,007,400
  Puerto Rico Commonwealth Urban Renewal and Housing Corp. Revenue,
    Commonwealth Appropriation, Refunding, 7.875%, 10/01/04 .............................      1,320,000         1,326,772
  Puerto Rico Electric Power Authority Revenue,
     Series HH, FSA Insured, 5.25%, 7/01/29 .............................................      1,605,000         1,647,324
     Series II, 5.25%, 7/01/31 ..........................................................     15,500,000        15,569,750
     Series II, FSA Insured, 5.125%, 7/01/26 ............................................      1,000,000         1,016,530
     Series NN, 5.125%, 7/01/29 .........................................................      1,250,000         1,240,175
     Series NN, MBIA Insured, 5.00%, 7/01/32 ............................................      2,000,000         2,004,480
     Series T, Pre-Refunded, 6.375%, 7/01/24 ............................................      5,000,000         5,319,350
  Puerto Rico HFC,
     HMR, MBS, Series A, GNMA Secured, 5.20%, 12/01/33 ..................................     12,360,000        12,497,072
     HMR, Series A, 4.875%, 6/01/34 .....................................................      2,250,000         2,173,365
     Revenue, MF Mortgage, Portfolio A-I, 7.50%, 10/01/15 ...............................        340,000           341,659
     Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ................................      1,030,000         1,032,554
     Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ....      2,060,000         2,088,758
  Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage,
    First Portfolio, 6.25%, 4/01/29 .....................................................      1,915,000         1,980,857
  Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
    Financing Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 ..................        900,000           930,357



82  |  Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Hospital Revenue,
     Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 .................   $  2,500,000    $    2,660,875
     Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 ..................        500,000           533,320
     Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ..........      8,445,000         9,040,204
     Mennonite General Hospital Project, 5.625%, 7/01/17 ................................        825,000           707,140
     Mennonite General Hospital Project, 5.625%, 7/01/27 ................................      2,000,000         1,608,760
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Industrial Revenue,
     Guaynabo Municipal Government, 5.625%, 7/01/15 .....................................      6,550,000         6,759,862
     Guaynabo Municipal Government, 5.625%, 7/01/22 .....................................      3,160,000         3,169,638
     Guaynabo Warehouse, Series A, 5.15%, 7/01/19 .......................................      1,250,000         1,187,587
     Guaynabo Warehouse, Series A, 5.20%, 7/01/24 .......................................      4,120,000         3,771,860
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue,
     Ana G. Mendez University System Project, Refunding, 5.375%, 12/01/21 ...............      2,000,000         2,028,940
     Ana G. Mendez University System Project, Refunding, 5.375%, 2/01/29 ................      8,850,000         8,639,901
     Ana G. Mendez University System Project, Refunding, 5.50%, 12/01/31 ................      3,565,000         3,494,556
     Cogen Facilities, AES, Puerto Rico Project, 6.625%, 6/01/26 ........................      8,000,000         8,295,040
     University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ...................      6,000,000         6,013,320
  Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.50%, 8/01/23               7,400,000         7,844,666
  Puerto Rico Municipal Finance Agency Revenue, Series A,
     FSA Insured, 5.00%, 8/01/27 ........................................................      7,500,000         7,542,525
     Pre-Refunded, 6.50%, 7/01/19 .......................................................      1,000,000         1,059,070
  Puerto Rico PBA Revenue,
     Government Facilities, Series D, 5.375%, 7/01/33 ...................................     12,500,000        12,705,375
     Refunding, Series G, 4.75%, 7/01/32 ................................................      4,450,000         4,158,569
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ............      1,250,000         1,252,212
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
     Series A, 5.00%, 6/01/26 ...........................................................      3,865,000         3,787,545
     Series A, MBIA Insured, 5.00%, 8/01/31 .............................................      4,000,000         4,010,160
     Series E, 5.50%, 8/01/29 ...........................................................      7,000,000         7,247,240
  Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
     6.45%, 3/01/16 .....................................................................        275,000           284,925
     6.50%, 3/01/25 .....................................................................        655,000           674,709
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
     5.50%, 10/01/18 ....................................................................      3,000,000         3,029,610
     5.50%, 10/01/22 ....................................................................      6,750,000         6,733,868
     5.625%, 10/01/25 ...................................................................      3,950,000         3,942,377
  Virgin Islands Port Authority Marine Revenue, Series A, FSA Insured,
     5.25%, 9/01/18 .....................................................................      3,930,000         4,091,209
     5.00%, 9/01/23 .....................................................................     10,000,000         9,912,600
  Virgin Islands Water and Power Authority Electric System Revenue,
     AMBAC Insured, 4.50%, 7/01/28 ......................................................     10,500,000         9,885,540
     Refunding, 5.30%, 7/01/18 ..........................................................      4,175,000         3,938,528
     Refunding, 5.30%, 7/01/21 ..........................................................      1,000,000           920,730



                                                          Semiannual Report | 83

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Virgin Islands Water and Power Authority Water System Revenue, Refunding,
     5.25%, 7/01/12 .....................................................................   $  4,000,000    $    4,052,320
     5.50%, 7/01/17 .....................................................................      4,000,000         4,010,920
                                                                                                            ---------------
  TOTAL LONG TERM INVESTMENTS (COST $306,870,319) .......................................                      313,138,907
                                                                                                            ---------------

  SHORT TERM INVESTMENTS .9%
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
    MBIA Insured, Weekly VRDN and Put, .69%, 12/01/15 ...................................      1,900,000         1,900,000
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, .85%, 7/01/28 .........................      1,000,000         1,000,000
                                                                                                            ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $2,900,000) ........................................                        2,900,000
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $309,770,319) 99.2% ...........................................                      316,038,907
  OTHER ASSETS, LESS LIABILITIES .8% ....................................................                        2,709,131
                                                                                                            ---------------
  NET ASSETS 100.0% .....................................................................                   $  318,748,038
                                                                                                            ---------------


See glossary of terms on page 152.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



84  |  See notes to financial statements. |  Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                       -----------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        AUGUST 31, 2003                YEAR ENDED FEBRUARY 28,
CLASS A                                                  (UNAUDITED)     2003        2002        2001        2000        1999
                                                       -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................      $11.48      $11.14      $10.94      $10.52      $11.30      $11.25
                                                       -----------------------------------------------------------------------
Income from investment operations:
 Net investment income a ............................         .21         .46         .50         .52         .51         .51
 Net realized and unrealized gains (losses) .........        (.26)        .35         .21         .42        (.78)        .06
                                                       -----------------------------------------------------------------------
Total from investment operations ....................        (.05)        .81         .71         .94        (.27)        .57
                                                       -----------------------------------------------------------------------
Less distributions from net investment income .......        (.22)       (.47)       (.51)       (.52)       (.51)       (.52)
                                                       -----------------------------------------------------------------------
Net asset value, end of period ......................      $11.21      $11.48      $11.14      $10.94      $10.52      $11.30
                                                       -----------------------------------------------------------------------

Total return b ......................................        (.46)%      7.45%       6.64%       9.10%      (2.43)%      5.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................    $412,452    $365,043    $240,157    $164,450    $170,907    $195,598
Ratios to average net assets:
 Expenses ...........................................         .69%c       .72%        .77%        .76%        .73%        .75%
 Expenses excluding waiver and payments by
 affiliate ..........................................         .69%c       .72%        .77%        .76%        .75%        .78%
 Net investment income ..............................        3.69%c      4.07%       4.49%       4.88%       4.72%       4.53%
Portfolio turnover rate .............................        3.28%       4.86%       7.47%       8.87%      31.27%      16.57%


a Based on average weighted shares outstanding beginning with year ended
  February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized



                                                          Semiannual Report | 85

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND (CONTINUED)

                                                                     -----------------
                                                                       PERIOD ENDED
                                                                     AUGUST 31, 2003 C
CLASS C                                                                 (UNAUDITED)
                                                                     -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................        $11.67
                                                                     -----------------
Income from investment operations:
 Net investment income a...........................................           .06
 Net realized and unrealized gains (losses) .......................          (.44)
                                                                     -----------------
Total from investment operations ..................................          (.38)
                                                                     -----------------
Less distributions from net investment income .....................          (.06)
                                                                     -----------------
Net asset value, end of period ....................................        $11.23
                                                                     -----------------

Total return b ....................................................         (3.26)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................        $3,423
Ratios to average net assets:
 Expenses .........................................................          1.24%d
 Net investment income ............................................          3.14%d
Portfolio turnover rate ...........................................          3.28%



a Based on average weighted shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period July 1, 2003 (effective date) to August 31, 2003.
d Annualized




86  |  See notes to financial statements. |  Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)



----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                 PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 99.0%
  BONDS 98.4%
  ALABAMA 5.3%
  Alabama State GO, Series A, 4.00%,
     9/01/12 ............................................................................   $  2,130,000    $    2,118,391
     9/01/15 ............................................................................      1,000,000           971,840
  Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan,
     Refunding, Series B, AMBAC Insured, 4.625%, 8/15/13 ................................      5,900,000         6,123,433
     Series B, AMBAC Insured, 4.125%, 2/15/14 ...........................................      3,000,000         2,986,080
  East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
    Series A, MBIA Insured,
     4.50%, 9/01/13 .....................................................................      1,925,000         1,968,197
     4.625%, 9/01/14 ....................................................................      2,010,000         2,060,009
     4.50%, 9/01/15 .....................................................................      2,100,000         2,118,018
  Huntsville Health Care Authority Revenue, Series A, MBIA Insured, 4.80%, 6/01/13 ......      2,400,000         2,515,968
  Morgan County Decatur Health Care Authority Hospital Revenue, Refunding,
    Connie Lee Insured, 5.80%, 3/01/04 ..................................................        500,000           511,065
  Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/12 .....................................        600,000           664,884
                                                                                                            ----------------
                                                                                                                22,037,885
                                                                                                            ----------------
  ALASKA .1%
  Alaska State HFC Revenue, Veteran's Mortgage, First Series, GNMA Secured,
    5.80%, 6/01/04 ......................................................................        280,000           289,710
                                                                                                            ----------------
  ARIZONA 5.3%
  Arizona School Facilities Board, Series B, 4.00%, 9/01/13 .............................      5,000,000         5,012,250
  Maricopa County GO,
     School District No. 11, Peoria Unified, Refunding, FSA Insured, 4.00%, 7/01/12 .....      2,200,000         2,224,398
     School District No. 40, Glendale School Improvement, 6.10%, 7/01/08 ................        570,000           615,116
     School District No. 40, Glendale School Improvement, Pre-Refunded, 6.10%, 7/01/08 ..        430,000           470,553
     School District No. 97, Deer Valley School Improvement, Series A, FGIC Insured, 4.75%,
      7/01/12 ...........................................................................      4,000,000         4,267,000
  Maricopa County USD,
     No. 48 Scottsdale GO, Refunding, Series A, FSA Insured, 4.00%, 7/01/15 .............      3,000,000         2,949,870
     No. 80 Chandler GO, Project of 2002, Series A, FSA Insured, 4.00%, 7/01/14 .........      1,000,000           993,870
  Mesa GO,
     FGIC Insured, Pre-Refunded, 4.50%, 7/01/14 .........................................      1,000,000         1,060,160
     Refunding, Series A, FGIC Insured, 4.20%, 7/01/16 ..................................        715,000           709,366
  Phoenix GO, Refunding, 4.00%, 7/01/15 .................................................      4,000,000         3,850,760
                                                                                                            ----------------
                                                                                                                22,153,343
                                                                                                            ----------------
  ARKANSAS .8%
  Conway Hospital Revenue, Conway Regional Medical Improvement, Refunding, Series A,
    6.20%, 8/01/17 ......................................................................      1,105,000         1,136,172
  University of Arkansas University Revenue, Student Fee University of Arkansas at Fort Smith,
    FSA Insured, 4.75%, 12/01/15 ........................................................      2,295,000         2,362,680
                                                                                                            ----------------
                                                                                                                 3,498,852
                                                                                                            ----------------




                                                          Semiannual Report | 87

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                 PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  CALIFORNIA 7.1%
  Bakersfield PFAR, Refunding, Series A, 5.80%, 9/15/05 .................................   $  2,050,000    $    2,052,993
  California State Department of Water Resources Power Supply Revenue, Series A, 5.125%,
    5/01/18 .............................................................................      3,000,000         3,025,950
  California State GO, Refunding, 5.00%, 2/01/17 ........................................      3,000,000         3,032,580
  Los Angeles Department of Water and Power Waterworks Revenue, Series B, MBIA Insured,
    4.25%, 7/01/17 ......................................................................      6,530,000         6,382,683
  Los Angeles USD, GO, Series A, MBIA Insured,
     4.125%, 7/01/15 ....................................................................      2,500,000         2,470,375
     4.25%, 7/01/16 .....................................................................      2,500,000         2,473,075
  Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 4.00%, 6/01/14 ........     10,000,000         9,870,500
  San Joaquin County COP, General Hospital Project, ETM, 5.90%, 9/01/03 .................        200,000           200,000
                                                                                                            ----------------
                                                                                                                29,508,156
                                                                                                            ----------------
  COLORADO .8%
  Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.75%, 12/01/16 ....      3,000,000         3,472,500
                                                                                                            ----------------
  CONNECTICUT .7%
  Connecticut State Health and Educational Facilities Authority Revenue, Sacred Heart University,
     Refunding, Series C, 6.00%, 7/01/05 ................................................        135,000           143,697
     Series C, ETM, 6.00%, 7/01/05 ......................................................        425,000           459,773
  Connecticut State HFAR, Housing Mortgage Finance Program, Series C-2, 6.00%,
    11/15/10 ............................................................................      2,000,000         2,134,460
                                                                                                            ----------------
                                                                                                                 2,737,930
                                                                                                            ----------------
  FLORIDA 8.0%
  Collier County Capital Improvement Revenue, FGIC Insured, 4.60%, 10/01/13 .............      1,000,000         1,044,480
  Hillsborough County School Board Sales Tax Revenue, AMBAC Insured, 4.25%, 10/01/12 ....      1,800,000         1,844,496
  Jacksonville Electric Authority Revenue, Electric System, Sub Series A, 5.00%, 10/01/16      3,420,000         3,494,385
  Jacksonville Water and Sewer System Revenue GO, Series B, FSA Insured, 4.10%,
    10/01/13 ............................................................................      3,000,000         3,009,990
  Marion County Public Improvement Revenue, Refunding, MBIA Insured,
     4.10%, 12/01/11 ....................................................................      1,600,000         1,643,888
     4.20%, 12/01/12 ....................................................................      1,400,000         1,433,348
     4.30%, 12/01/13 ....................................................................      1,800,000         1,839,888
  Marion County School Board COP, FSA Insured, 4.00%, 6/01/15 ...........................      1,115,000         1,082,353
  Northern Palm Beach County Water Control District Revenue, Unit Development No. 31,
     Program 1, Refunding, 6.60%, 11/01/03 ..............................................        405,000           407,920
     Program 2, Refunding, 6.60%, 11/01/03 ..............................................        320,000           322,307
  Orlando Waste Water Services Revenue, Refunding, Series A, AMBAC Insured, 4.00%,
    10/01/14 ............................................................................      7,530,000         7,443,480
  Palm Beach County IDR, Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project,
    Pre-Refunded,
     6.20%, 12/01/08 ....................................................................        275,000           317,169
     6.30%, 12/01/09 ....................................................................        580,000           670,753



88  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                 PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  FLORIDA (CONT.)
  Tampa Bay Water Utility System Revenue,
     FGIC Insured, Pre-Refunded, 5.75%, 10/01/15 ........................................   $  1,000,000    $    1,144,940
     Series B, FGIC Insured, 4.75%, 10/01/15 ............................................      4,140,000         4,282,954
     Series B, FGIC Insured, 4.75%, 10/01/16 ............................................      3,400,000         3,491,664
                                                                                                            ----------------
                                                                                                                33,474,015
                                                                                                            ----------------
  GEORGIA 1.0%
  Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%,
    12/01/13 ............................................................................      1,020,000           913,879
  Wayne County Development Authority PCR, ITT Rayonier Inc. Project, Refunding, 6.10%,
    11/01/07 ............................................................................      3,105,000         3,178,154
                                                                                                            ----------------
                                                                                                                 4,092,033
                                                                                                            ----------------
  HAWAII .7%
  Hawaii State Department of Budget and Finance Special Purpose Revenue,
     Kaiser Permanente, Series A, 5.10%, 3/01/14 ........................................      2,500,000         2,545,150
     Kapi `Olani Health Obligation, 5.60%, 7/01/06 ......................................        500,000           533,400
                                                                                                            ----------------
                                                                                                                 3,078,550
                                                                                                            ----------------
  ILLINOIS 1.3%
  Chicago Park District GO, Refunding, FGIC Insured, 4.125%, 1/01/14 ....................      3,125,000         3,100,219
  Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03 .        190,000           191,972
  Illinois Health Facilities Authority Revenue,
     St. Elizabeth's Hospital, 6.00%, 7/01/05 ...........................................        140,000           148,994
     Victory Health Services, Series A, 5.25%, 8/15/09 ..................................      1,170,000         1,224,159
  Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue,
    McCormick Place Convention Center, ETM, 5.75%, 7/01/06 ..............................        640,000           682,765
                                                                                                            ----------------
                                                                                                                 5,348,109
                                                                                                            ----------------
  INDIANA 1.4%
  Franklin EDR, Hoover Universal Inc. Project, Johnson Controls, Refunding, 6.10%,
    12/01/04 ............................................................................      2,000,000         2,107,600
  Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09 .      3,500,000         3,583,930
                                                                                                            ----------------
                                                                                                                 5,691,530
                                                                                                            ----------------
  KANSAS 1.8%
  Kansas State Turnpike Authority Revenue, Series A, Refunding, AMBAC Insured, 4.00%,
    9/01/16 .............................................................................      7,785,000         7,431,094
                                                                                                            ----------------
  KENTUCKY .6%
  Kentucky Economic Development Finance Authority Hospital System Revenue,
    Appalachian Regional Health Center Facility, Refunding and Improvement,
     5.70%, 10/01/10 ....................................................................      1,000,000           955,690
     5.75%, 10/01/11 ....................................................................      1,500,000         1,426,485
                                                                                                            ----------------
                                                                                                                 2,382,175
                                                                                                            ----------------



                                                          Semiannual Report | 89

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STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED) (CONTINUED)



----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                 PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  LOUISIANA 2.5%
  Louisiana Public Facilities Authority Revenue, Ochsner Clinic Foundation Project, Series A,
    MBIA Insured, 4.00%, 5/15/12 ........................................................   $  6,285,000    $    6,275,572
  Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
    First Stage, Refunding, Series B, 6.20%, 9/01/03 ....................................        100,000           100,000
  St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ..........      4,000,000         4,065,360
                                                                                                            ----------------
                                                                                                                10,440,932
                                                                                                            ----------------
  MASSACHUSETTS 2.8%
  Massachusetts State Development Finance Agency Resource Recovery Revenue,
    Waste Management Inc. Project, Series B, 6.90%, 12/01/29 ............................      3,000,000         3,291,990
  Massachusetts State Development Finance Agency Revenue, Loomis Community Project,
    first mortgage, Refunding, Series A, 5.50%, 7/01/08 .................................      2,420,000         2,411,700
  Massachusetts State Industrial Finance Agency Resource Recovery Revenue,
    Ogden Haverhill Project, Refunding, Series A,
     5.15%, 12/01/07 ....................................................................      2,000,000         1,946,440
     5.20%, 12/01/08 ....................................................................      2,000,000         1,935,720
  Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care, 5.50%,
    10/01/12 ............................................................................      1,745,000         1,849,089
                                                                                                            ----------------
                                                                                                                11,434,939
                                                                                                            ----------------
  MICHIGAN 4.2%
  Battle Creek Downtown Development Authority Tax Allocation, Refunding, MBIA Insured,
    5.00%, 5/01/17 ......................................................................      3,295,000         3,395,464
  Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial
    Hospital, Refunding, Series B, 5.30%, 11/01/07 ......................................        815,000           844,739
  Detroit GO, Refunding, Series B, 6.375%, 4/01/06 ......................................      1,000,000         1,078,150
  Ferris State University Revenue, Refunding, AMBAC Insured, 5.00%, 10/01/18 ............      2,640,000         2,698,318
  Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
    MBIA Insured, Pre-Refunded, 6.00%, 11/15/13 .........................................      1,200,000         1,407,660
  Saginaw-Midland GO, Municipal Water Supply Corp. Revenue, Water Supply System, Refunding,
    MBIA Insured, 4.25%, 9/01/13 ........................................................      1,245,000         1,263,476
  Wayne-Westland Community Schools GO, Refunding,
     4.50%, 5/01/12 .....................................................................      1,035,000         1,079,981
     4.625%, 5/01/13 ....................................................................      1,095,000         1,144,866
  Western Townships Utilities Authority GO, Refunding, MBIA Insured, 4.75%, 1/01/17 .....      4,290,000         4,369,494
                                                                                                            ----------------
                                                                                                                17,282,148
                                                                                                            ----------------
  MINNESOTA 9.1%
  Chaska ISD No. 112, GO, Refunding, Series A,
     5.00%, 2/01/16 .....................................................................      4,000,000         4,141,640
     FSA Insured, 4.00%, 2/01/14 ........................................................      2,060,000         2,037,464
  Minneapolis GO, Various Purpose, 5.00%, 12/01/17 ......................................      3,000,000         3,110,490
  Minneapolis Special School District No. 1 COP, Refunding, Series B, FGIC Insured, 4.625%,
    2/01/17 .............................................................................      1,000,000         1,010,900



90  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                 PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MINNESOTA (CONT.)
  Minneapolis Special School District No. 1 GO, Refunding, FSA Insured, 4.00%,
     2/01/13 ............................................................................   $  7,155,000    $    7,138,114
     2/01/14 ............................................................................      6,300,000         6,231,078
  Mounds View ISD No. 621, GO, MBIA Insured, 5.00%,
     2/01/14 ............................................................................      2,340,000         2,491,843
     2/01/15 ............................................................................      2,425,000         2,562,910
     2/01/16 ............................................................................      2,460,000         2,580,343
  Ramsey County GO, Capital Improvement Plan, Series A, 4.75%, 2/01/15 ..................      2,215,000         2,297,287
  Robbinsdale ISD No. 281, GO, Refunding, FSA Insured,
     4.00%, 2/01/13 .....................................................................      2,070,000         2,065,115
     4.125%, 2/01/14 ....................................................................      2,175,000         2,174,021
                                                                                                            ----------------
                                                                                                                37,841,205
                                                                                                            ----------------

  MISSOURI 1.7%
  Lake of the Ozarks Community Bridge Corp. Bridge System Revenue, Refunding, 5.00%,
    12/01/08 ............................................................................      3,000,000         3,060,720
  Southeast Missouri State University System Facilities Revenue, Refunding and Improvement,
    MBIA Insured,
     4.375%, 4/01/12 ....................................................................        335,000           346,008
     4.50%, 4/01/14 .....................................................................        545,000           558,342
     4.60%, 4/01/15 .....................................................................      1,360,000         1,393,170
     4.70%, 4/01/16 .....................................................................      1,165,000         1,193,310
  West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding, 5.00%,
    11/15/04 ............................................................................        560,000           562,475
                                                                                                            ----------------
                                                                                                                 7,114,025
                                                                                                            ----------------
  NEW HAMPSHIRE .1%
  New Hampshire Higher Education and Health Facilities Authority Revenue, New Hampshire
    Catholic Charities, Refunding, Series A, 5.10%, 8/01/04 .............................        250,000           249,812
                                                                                                            ----------------
  NEW JERSEY 4.6%
  Camden County Improvement Authority Leave Revenue, County Guaranteed, Refunding,
    Series A, FGIC Insured, 4.00%, 9/01/15 ..............................................      4,000,000         3,826,920
  Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
    Waste Management Inc. Project, Refunding, Series A, 6.85%, 12/01/29 .................      2,625,000         2,931,495
  Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1,
    5.90%, 1/01/15 ......................................................................        900,000           858,474
  New Jersey Health Care Facilities Financing Authority Revenue, Monmouth Medical Center,
    Refunding, Series C, FSA Insured, ETM, 5.80%, 7/01/04 ...............................      1,000,000         1,039,320
  New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
    Refunding, Series C, FSA Insured, 4.50%, 12/15/10 ...................................     10,000,000        10,630,700
                                                                                                            ----------------
                                                                                                                19,286,909
                                                                                                            ----------------




                                                          Semiannual Report | 91

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                 PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK 7.7%
  Liverpool Central School District GO, Refunding, FSA Insured, 5.00%, 7/15/14 ..........   $  1,560,000    $    1,662,196
  Middletown New York City School District GO, Refunding, Series A, FSA Insured, 4.00%,
     11/01/14 ...........................................................................      1,785,000         1,767,489
     11/01/15 ...........................................................................      2,050,000         2,009,266
  MTA Commuter Facilities Revenue, Services Contract, Refunding, Series R, ETM, 5.50%,
    7/01/11 .............................................................................      2,215,000         2,477,921
  MTA Transportation Facilities Revenue, Series A, Pre-Refunded, 6.00%, 7/01/15 .........      1,500,000         1,742,265
  New York City GO,
     Refunding, Series H, 5.90%, 8/01/09 ................................................        500,000           546,290
     Refunding, Series J, 6.00%, 8/01/08 ................................................      3,000,000         3,309,390
     Series C, MBIA Insured, 5.875%, 8/01/16 ............................................      1,250,000         1,392,500
     Series F, 4.75%, 1/15/16 ...........................................................      3,000,000         2,961,210
     Series J, 6.00%, 2/15/04 ...........................................................      1,000,000         1,021,470
  New York City Transitional Finance Authority Revenue, Series C, 4.50%, 2/15/13 ........      4,500,000         4,614,390
  New York State Dormitory Authority Revenue,
     FHA Insured Mortgage, St. Barnabas, Series B, AMBAC Insured, 4.25%, 8/01/14 ........      2,355,000         2,358,391
     Mental Health Services Facilities Improvement, Refunding, Series D, 5.60%, 2/15/07 .        140,000           153,132
     Mental Health Services Facilities Improvement, Series D, MBIA Insured, 5.00%,
      8/15/17 ...........................................................................      2,000,000         2,067,100
  New York State HFAR, Health Facilities, New York City, Refunding, Series A, 5.90%,
    5/01/05 .............................................................................      1,000,000         1,072,290
  New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
    Pre-Refunded, 5.75%,
     4/01/08 ............................................................................        500,000           560,100
     4/01/09 ............................................................................      1,150,000         1,288,230
  Port Authority of New York and New Jersey Special Obligation Revenue, 3rd Installment,
    7.00%, 10/01/07 .....................................................................      1,000,000         1,049,320
                                                                                                            ----------------
                                                                                                                32,052,950
                                                                                                            ----------------
  NORTH CAROLINA 6.4%
  Asheville Water System Revenue, FSA Insured, 5.25%,
     8/01/15 ............................................................................        915,000           986,068
     8/01/17 ............................................................................      1,020,000         1,085,749
     8/01/19 ............................................................................      1,030,000         1,085,085
  Charlotte Water and Sewer System Revenue, 5.00%, 6/01/16 ..............................      4,000,000         4,201,960
  Mecklenburg County GO, Public Improvement, Series A, 4.00%, 2/01/16 ...................      5,000,000         4,847,400
  North Carolina Eastern Municipal Power Agency Power System Revenue,
     Refunding, Series D, 6.00%, 1/01/09 ................................................      1,000,000         1,102,060
     Series D, 6.45%, 1/01/14 ...........................................................      1,000,000         1,102,740
  North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding,
    Series B, 6.50%, 1/01/09 ............................................................      5,000,000         5,629,550
  Wake County GO, Public Improvement, 4.50%, 3/01/14 ....................................      6,400,000         6,595,904
                                                                                                            ----------------
                                                                                                                26,636,516
                                                                                                            ----------------




92  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                 PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  OHIO 6.9%
  Akron GO, Refunding and Improvement Various Purpose, MBIA Insured, 4.125%,
    12/01/14 ............................................................................   $  1,000,000    $      999,500
  Allen County GO, AMBAC Insured, 4.75%, 12/01/17 .......................................      2,180,000         2,230,641
  Butler County GO, MBIA Insured, 4.00%, 12/01/14 .......................................      1,210,000         1,195,904
  Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services, Refunding,
     5.25%, 7/01/08 .....................................................................        575,000           589,467
     5.40%, 7/01/10 .....................................................................        775,000           782,866
     5.50%, 7/01/11 .....................................................................        500,000           503,630
  Kenston Local School District GO, School Improvement, MBIA Insured, 4.00%, 12/01/15 ...      1,775,000         1,736,216
  Lake Ohio Local School District GO, MBIA Insured, 5.20%, 12/01/17 .....................      2,565,000         2,711,282
  Mahoning County Sewer System Revenue, AMBAC Insured, 5.20%, 12/01/14 ..................      1,360,000         1,460,314
  Mason Ohio City School District GO, School Improvement, Refunding, FGIC Insured, 5.00%,
    12/01/15 ............................................................................      2,670,000         2,864,696
  Ohio State Building Authority Revenue, State Facilities, Administration Building Fund Project,
    Refunding, Series B, FSA Insured, 4.00%, 10/01/12 ...................................      1,000,000         1,009,080
  Ohio State GO, Common Schools, Series B, 4.00%, 9/15/14 ...............................      8,895,000         8,808,808
  University of Akron General Receipts Revenue, FGIC Insured, 5.75%, 1/01/14 ............      2,000,000         2,224,740
  Youngstown GO, AMBAC Insured, 6.125%, 12/01/15 ........................................      1,275,000         1,510,633
                                                                                                            ----------------
                                                                                                                28,627,777
                                                                                                            ----------------
  OKLAHOMA .7%
  Jackson County Memorial Hospital Authority Revenue, Jackson County Memorial Hospital
    Project, Refunding, 6.75%, 8/01/04 ..................................................        345,000           347,170
  Okmulgee County Governmental Building Authority Sales Tax Revenue, first mortgage,
    MBIA Insured,
     5.60%, 3/01/10 .....................................................................      1,200,000         1,322,856
     6.00%, 3/01/15 .....................................................................        700,000           781,956
  Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
    5.75%, 8/15/06 ......................................................................        435,000           458,555
                                                                                                            ----------------
                                                                                                                 2,910,537
                                                                                                            ----------------
  OREGON 4.1%
  Clackamas County Hospital Facilities Authority Revenue, Willamette View Inc. Project,
    Refunding, 6.00%, 11/01/06 ..........................................................        500,000           512,350
  Emerald Peoples Utility District Revenue, Refunding, Series A, FSA Insured, 4.00%,
     11/01/14 ...........................................................................      2,380,000         2,341,991
     11/01/15 ...........................................................................      2,475,000         2,409,734
  Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project, Refunding,
    5.75%, 10/01/12 .....................................................................      1,000,000         1,028,260
  Lane County School District No. 52 Bethel GO, Refunding, FSA Insured,
     3.75%, 6/15/12 .....................................................................      1,645,000         1,617,117
     3.75%, 6/15/13 .....................................................................      1,785,000         1,740,607
     3.875%, 6/15/14 ....................................................................      1,935,000         1,884,110



                                                          Semiannual Report | 93

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                 PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  OREGON (CONT.)
  Salem Water and Sewer Revenue,
     MBIA Insured, 4.10%, 6/01/16 .......................................................   $  1,035,000    $    1,012,810
     Refunding, FSA Insured, 4.375%, 6/01/11 ............................................      2,160,000         2,260,224
     Refunding, FSA Insured, 4.50%, 6/01/12 .............................................      2,250,000         2,354,153
                                                                                                            ----------------
                                                                                                                17,161,356
                                                                                                            ----------------
  PENNSYLVANIA 2.0%
  Allegheny County IDAR, Pollution Control, Refunding, Series A, AMBAC Insured, 4.35%,
    12/01/13 ............................................................................      5,000,000         5,020,250
  Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding, 5.40%,
    7/01/07 .............................................................................      1,135,000         1,123,729
  Delaware County IDA, PCR, Peco Energy Co. Project, Refunding, Series A, 5.20%, 4/01/21       1,000,000         1,034,390
  Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc.,
    6.50%, 1/01/10 ......................................................................      1,300,000         1,319,669
                                                                                                            ----------------
                                                                                                                 8,498,038
                                                                                                            ----------------
  SOUTH CAROLINA .7%
  Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding,
    AMBAC Insured, 5.25%, 1/01/10 .......................................................      1,000,000         1,083,130
  Rock Hill Utility System Revenue, Refunding and Improvement, Series A, FSA Insured, 4.00%,
    1/01/14 .............................................................................      2,000,000         1,971,620
                                                                                                            ----------------
                                                                                                                 3,054,750
                                                                                                            ----------------
  TENNESSEE .9%
  Tennessee State School Board Authority Revenue, Higher Educational Facilities,
    Second Program, Series A, FSA Insured, 5.00%, 5/01/13 ...............................      3,425,000         3,642,453
                                                                                                            ----------------
  TEXAS 3.1%
  Abilene Higher Educational Facilities Revenue, Abilene Christian University,
     5.90%, 10/01/05 ....................................................................        720,000           773,583
     Refunding, ETM, 5.90%, 10/01/05 ....................................................         65,000            70,834
  Goose Creek Consolidated ISD, GO, Pre-Refunded, 5.00%, 2/15/15 ........................      1,000,000         1,053,020
  Houston Hotel Occupancy Tax and Special Revenue, Convention and Entertainment, Series B,
    AMBAC Insured, 5.00%, 9/01/11 .......................................................      6,000,000         6,496,500
  Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%,
    11/01/10 ............................................................................      2,500,000         2,568,000
  Travis County Health Facilities Development Corp. Revenue, Ascension Health Credit,
    Series A, MBIA Insured, Pre-Refunded, 6.25%, 11/15/17 ...............................      1,500,000         1,780,605
                                                                                                            ----------------
                                                                                                                12,742,542
                                                                                                            ----------------
  U.S. TERRITORIES 2.6%
  District of Columbia GO,
     Refunding, Series A, 5.875%, 6/01/05 ...............................................        200,000           212,802
     Series A, ETM, 5.875%, 6/01/05 .....................................................        500,000           539,345



94  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                 PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  U.S. TERRITORIES (CONT.)
  Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/04 ................   $  1,345,000    $    1,396,796
  Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 ................      4,000,000         4,138,680
  Virgin Islands Water and Power Authority Water System Revenue, Refunding,
     4.875%, 7/01/06 ....................................................................      2,000,000         2,103,540
     5.00%, 7/01/09 .....................................................................      2,400,000         2,498,160
                                                                                                            ----------------
                                                                                                                10,889,323
                                                                                                            ----------------
  UTAH .1%
  Salt Lake County College Revenue, Westminster College Project, 5.50%, 10/01/12 ........        340,000           358,863
                                                                                                            ----------------
  VIRGINIA 2.7%
  Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 5.85%, 9/01/04       2,800,000         2,903,068
  Fairfax County GO, Series B, 4.00%, 6/01/15 ...........................................      8,645,000         8,509,187
                                                                                                            ----------------
                                                                                                                11,412,255
                                                                                                            ----------------
  WASHINGTON .4%
  Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 ..........        600,000           605,724
  Washington State Public Power Supply System Revenue, Nuclear Project No. 1,
    Refunding, Series A, AMBAC Insured, 5.70%, 7/01/09 ..................................      1,000,000         1,104,490
                                                                                                            ----------------
                                                                                                                 1,710,214
                                                                                                            ----------------
  WEST VIRGINIA .2%
  West Virginia Public Energy Authority Energy Revenue, Morgantown Association Project,
    Series A, 5.05%, 7/01/08 ............................................................        740,000           765,862
                                                                                                            ----------------
  TOTAL BONDS                                                                                                  409,309,288
                                                                                                            ----------------
  ZERO COUPON BONDS .6%
  CALIFORNIA .6%
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, Refunding,
    Series A, 1/15/17 ...................................................................      3,000,000         2,289,240
                                                                                                            ----------------
  TOTAL LONG TERM INVESTMENTS (COST $404,501,484)                                                              411,598,528
                                                                                                            ----------------
  SHORT TERM INVESTMENTS .9%
  MINNESOTA .3%
a Beltrami County Environmental Control Revenue, Northwood Panelboard, Refunding,
    Daily VRDN and Put, .85%, 12/01/21 ..................................................        300,000           300,000
a Hennepin County GO, Series B, Weekly VRDN and Put, .75%, 12/01/20 .....................        695,000           695,000
a Spring Lake Park Senior Housing Revenue, Oak Crest Apartment Project, Refunding,
    Weekly VRDN and Put, .85%, 2/15/33 ..................................................        400,000           400,000
                                                                                                            ----------------
                                                                                                                 1,395,000
                                                                                                            ----------------




                                                          Semiannual Report | 95

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                 PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONT.)
  NEW YORK .6%
a New York City GO,
     Sub Series A-7, Daily VRDN and Put, .75%, 8/01/20 ..................................   $    500,000    $      500,000
     Sub Series E-3, Daily VRDN and Put, .75%, 8/01/23 ..................................        300,000           300,000
a Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
    Series 2, Daily VRDN and Put, .85%, 5/01/19 .........................................      1,500,000         1,500,000
                                                                                                            ----------------
                                                                                                                 2,300,000
                                                                                                            ----------------
  U.S. TERRITORIES
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, .85%, 7/01/28 .........................        100,000           100,000
                                                                                                            ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $3,795,000) ........................................                        3,795,000
                                                                                                            ----------------
  TOTAL INVESTMENTS (COST $408,296,484) 99.9% ...........................................                      415,393,528
  OTHER ASSETS, LESS LIABILITIES .1% ....................................................                          481,446
                                                                                                            ----------------
  NET ASSETS 100.0% .....................................................................                   $  415,874,974
                                                                                                            ----------------

See glossary of terms on page 152.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



96  |  See notes to financial statements. |  Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                           ------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                             AUGUST 31, 2003                       YEAR ENDED FEBRUARY 28,
CLASS A                                        (UNAUDITED)        2003          2002          2001         2000          1999
                                           ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period .....        $10.39        $10.58        $10.50       $10.41        $11.49        $11.68
                                           ------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a..................           .30           .59           .61           .62          .65           .66
 Net realized and unrealized gains
 (losses) ................................          (.14)         (.18)          .06           .09        (1.08)         (.18)
                                           ------------------------------------------------------------------------------------
Total from investment operations .........           .16           .41           .67           .71         (.43)          .48
                                           ------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ...................          (.30)         (.60)         (.59)         (.62)        (.65)         (.65)
 Net realized gains ......................            --            --            --            --           --d         (.02)
                                           ------------------------------------------------------------------------------------
Total distributions ......................          (.30)         (.60)         (.59)         (.62)        (.65)         (.67)
                                           ------------------------------------------------------------------------------------
Net asset value, end of period ...........        $10.25        $10.39        $10.58        $10.50       $10.41        $11.49
                                           ------------------------------------------------------------------------------------

Total return b ...........................         1.50%         3.97%         6.53%         6.99%       (3.81)%        4.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........    $4,293,257    $4,410,233    $4,660,764    $4,709,402   $5,017,322    $5,988,204
Ratios to average net assets:
 Expenses ................................          .62%c         .62%          .62%          .62%         .61%          .62%
 Net investment income ...................         5.65%c        5.69%         5.78%         5.90%        5.92%         5.64%
Portfolio turnover rate ..................         3.60%        11.81%        10.18%        11.08%       25.35%        18.55%


a Based on average weighted shares outstanding beginning with year ended February
  29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d The fund made a capital gain distribution of $.003.




                                                          Semiannual Report | 97

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONTINUED)

                                                   ----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     AUGUST 31, 2003                       YEAR ENDED FEBRUARY 28,
CLASS B                                                 (UNAUDITED)      2003        2002        2001        2000        1999
                                                   ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............          $10.45      $10.64      $10.54      $10.45      $11.52      $11.51
                                                   ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income a.........................             .27         .54         .56         .56         .59         .11
 Net realized and unrealized gains (losses) .....            (.14)       (.19)        .07         .09       (1.07)         --
                                                   ----------------------------------------------------------------------------
Total from investment operations ................             .13         .35         .63         .65        (.48)        .11
                                                   ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................            (.27)       (.54)       (.53)       (.56)       (.59)       (.10)
 Net realized gains .............................              --          --          --          --          --d         --
                                                   ----------------------------------------------------------------------------
Total distributions .............................            (.27)       (.54)       (.53)       (.56)       (.59)       (.10)
                                                   ----------------------------------------------------------------------------
Net asset value, end of period ..................          $10.31      $10.45      $10.64      $10.54      $10.45      $11.52
                                                   ----------------------------------------------------------------------------

Total return b ..................................           1.21%       3.37%       6.10%       6.38%      (4.27)%       .96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............        $227,236    $212,027    $175,655    $136,030     $92,099     $15,487
Ratios to average net assets:
 Expenses .......................................           1.18%c      1.18%       1.18%       1.18%       1.17%       1.18%c
 Net investment income ..........................           5.09%c      5.13%       5.23%       5.33%       5.44%       5.06%c
Portfolio turnover rate .........................           3.60%      11.81%      10.18%      11.08%      25.35%      18.55%


a Based on average weighted shares outstanding beginning with year ended February
  29, 2000.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d The fund made a capital gain distribution of $.003.
e For the period January 1, 1999 (effective date) to February 28, 1999.




98 |  Semiannual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONTINUED)

                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 2003                  YEAR ENDED FEBRUARY 28,
CLASS C                                                  (UNAUDITED)     2003        2002        2001        2000        1999
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $10.48      $10.67      $10.58      $10.48      $11.56      $11.75
                                                     -------------------------------------------------------------------------
Income from investment operations:
 Net investment income a............................          .27         .54         .56         .56         .59         .60
 Net realized and unrealized gains (losses) ........         (.14)       (.19)        .06         .10       (1.08)       (.18)
                                                     -------------------------------------------------------------------------
Total from investment operations ...................          .13         .35         .62         .66        (.49)        .42
                                                     -------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................         (.27)       (.54)       (.53)       (.56)       (.59)       (.59)
 Net realized gains ................................           --          --          --          --          --d       (.02)
                                                     -------------------------------------------------------------------------
Total distributions ................................         (.27)       (.54)       (.53)       (.56)       (.59)       (.61)
                                                     -------------------------------------------------------------------------
Net asset value, end of period .....................       $10.34      $10.48      $10.67      $10.58      $10.48      $11.56
                                                     -------------------------------------------------------------------------

Total return b .....................................        1.21%       3.37%       5.98%       6.45%      (4.41)%      3.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................     $513,779    $508,653    $504,900    $501,372    $540,932    $631,974
Ratios to average net assets:
 Expenses ..........................................        1.18%c      1.18%       1.18%       1.18%       1.17%       1.18%
 Net investment income .............................        5.09%c      5.13%       5.23%       5.34%       5.35%       5.07%
Portfolio turnover rate ............................        3.60%      11.81%      10.18%      11.08%      25.35%      18.55%


a Based on average weighted shares outstanding beginning with year ended February
  29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d The fund made a capital gain distribution of $.003.




                     Semiannual Report | See notes to financial statements. | 99

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)



----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.0%
  BONDS 90.5%
  ALABAMA .3%
  Camden IDB, Exempt Facilities Revenue, Weyerhaeuser, Refunding,
     Series A, 6.125%, 12/01/24 .........................................................$    3,000,000    $     3,053,310
     Series B, 6.375%, 12/01/24 .........................................................     1,750,000          1,770,108
  Oneonta Eastern Health Systems Special Care Facilities Financing Authority GO, 7.75%,
    7/01/21 .............................................................................    11,215,000         12,151,901
                                                                                                            ----------------
                                                                                                                16,975,319
                                                                                                            ----------------
  ALASKA .3%
  Alaska Industrial Development and Export Authority Power Revenue,
    Upper Lynn Canal Regional Power,
     5.70%, 1/01/12 .....................................................................     2,765,000          2,573,745
     5.80%, 1/01/18 .....................................................................     1,495,000          1,279,840
     5.875%, 1/01/32 ....................................................................     6,900,000          5,522,346
  Alaska State HFC Revenue,
     Refunding, Series A, MBIA Insured, 6.00%, 12/01/15 .................................     1,475,000          1,495,326
     Series A, MBIA Insured, 5.85%, 12/01/15 ............................................     2,340,000          2,435,027
                                                                                                            ----------------
                                                                                                                13,306,284
                                                                                                            ----------------
  ARIZONA 6.9%
  Apache County IDA,
     IDR, Tucson Electric Power Co. Project, Series C, 5.85%, 3/01/26 ...................    16,500,000         14,776,575
     PCR, Tucson Electric Power Co. Project, Series A, 5.85%, 3/01/28 ...................    53,150,000         47,399,170
     PCR, Tucson Electric Power Co. Project, Series B, 5.875%, 3/01/33 ..................    33,800,000         29,997,500
  Arizona Health Facilities Authority Revenue,
     Bethesda Foundation Project, Series A, 6.375%, 8/15/15 .............................       400,000            394,568
     Bethesda Foundation Project, Series A, 6.40%, 8/15/27 ..............................     4,000,000          3,624,400
     Catholic Healthcare West, Series A, 6.625%, 7/01/20 ................................     4,340,000          4,562,208
  Casa Grande IDA, Hospital Revenue, Casa Grande Regional Medical Center, Series A, 7.25%,
    12/01/32 ............................................................................    14,500,000         14,600,195
  Coconino County PCR, Tucson Electric Power Navajo, Refunding,
     Series A, 7.125%, 10/01/32 .........................................................    21,125,000         21,293,578
     Series B, 7.00%, 10/01/32 ..........................................................     9,500,000          9,587,875
  Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ..............................     4,000,000          1,050,000
  Health Facilities Authority Hospital System Revenue, John C. Lincoln Health Network,
    6.375%, 12/01/37 ....................................................................     2,500,000          2,526,850
  Maricopa County IDA, Health Facilities Revenue, Catholic Healthcare, Refunding, 5.00%,
    7/01/16 .............................................................................     6,500,000          6,481,280
  Maricopa County Pollution Control Corp. PCR,
     El Paso Electric, Series A, 6.375%, 7/01/14 ........................................    32,000,000         33,095,680
     Public Service Co. of Colorado, Refunding, Series A, 5.75%, 11/01/22 ...............     9,800,000          9,576,854
  Pima County IDAR, Tucson Electric Power Co. Project,
     Series A, 6.10%, 9/01/25 ...........................................................     3,990,000          3,652,446
     Series B, 6.00%, 9/01/29 ...........................................................    94,690,000         86,041,962
     Series C, 6.00%, 9/01/29 ...........................................................    53,500,000         48,613,845
  Red Hawk Canyon CFD, No. 1, Arizona Assessment Revenue, 7.625%, 6/01/05 ...............     7,220,000          7,485,191
                                                                                                            ----------------
                                                                                                               344,760,177
                                                                                                            ----------------



100  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  ARKANSAS .5%
  Arkansas State Development Finance Authority Industrial Facilities Revenue,
    Potlach Corp. Projects, Series A, 7.75%, 8/01/25 .................................... $   3,800,000    $     3,985,440
  Baxter County IDR, Aeroquip/Trinova Corp. Project, Refunding, 5.80%, 10/01/13 .........     2,400,000          2,681,352
  Calhoun County Solid Waste Disposal Revenue, Georgia-Pacific Corp. Project, 6.375%,
    11/01/26 ............................................................................    10,000,000          8,741,800
  Independence County PCR, Arkansas Power and Light Co. Project, Refunding, 6.25%,
    1/01/21 .............................................................................     5,000,000          5,064,650
  Warren Solid Waste Disposal Revenue, Potlach Corp. Project, 7.00%, 4/01/12 ............     3,150,000          3,178,004
                                                                                                            ----------------
                                                                                                                23,651,246
                                                                                                            ----------------
  CALIFORNIA 9.3%
  ABAG 1915 Act, Special Assessment,
     Windemere Ranch AD 1, 7.45%, 9/02/30 ...............................................    38,020,000         39,893,626
     Windemere Ranch AD 99-1, 6.375%, 9/02/32 ...........................................     9,840,000          9,883,198
  Adelanto Water Authority Revenue, Water Systems Acquisition Project, sub. lien, Series A,
    Pre-Refunded, 7.50%, 9/01/28 ........................................................    21,330,000         26,835,913
  Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 ....    12,150,000         13,066,596
a Arroyo Grande Hospital System COP, Vista Hospital Systems,
     Refunding, Series A, 7.315%, 7/01/20 ...............................................    22,515,000          9,006,000
     Series A, 6.45%, 7/01/06 ...........................................................     2,500,000          1,000,000
  Avenal PFAR, Refunding,
     7.00%, 9/02/10 .....................................................................     1,250,000          1,316,650
     7.25%, 9/02/27 .....................................................................     3,665,000          3,805,186
  Azusa RDA, Tax Allocation, Merged Area Project, Refunding, Series A, 6.75%, 8/01/23 ...     2,850,000          2,915,692
  Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 .......     4,495,000          5,543,594
  Calabasas Special Tax, CFD No. 01-1, Refunding, 6.25%, 9/01/31 ........................     6,000,000          5,950,560
  California County California Tobacco Securitization Agency Tobacco Revenue, Asset-Backed,
    Alameda County, 5.875%, 6/01/35 .....................................................     3,700,000          2,808,522
  California Educational Facilities Authority Revenue, Pooled College and University Financing,
    Series B, 6.125%, 6/01/09 ...........................................................       910,000            936,572
  California PCFA, Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project, 6.875%,
    11/01/27 ............................................................................     5,480,000          5,406,294
  California Special Districts Association Finance Corp. COP, Series V, 7.50%, 5/01/13 ..       640,000            656,704
  California State GO,
     5.25%, 4/01/30 .....................................................................     2,500,000          2,443,850
     5.00%, 2/01/33 .....................................................................    15,000,000         14,078,100
     Refunding, 5.25%, 4/01/32 ..........................................................     5,500,000          5,363,105
  California Statewide CDA Revenue,
     Elder Care Alliance, Series A, 8.25%, 11/15/32 .....................................    13,090,000         13,241,713
     Eskaton Village Grass Valley, 8.25%, 11/15/31 ......................................     3,500,000          3,751,230
     Monterey Institute International, 7.75%, 7/01/31 ...................................    15,370,000         13,115,989
     Prospect Sierra School, 6.75%, 9/01/32 .............................................     6,545,000          6,611,170
  California Statewide Communities Development Revenue, John F. Kennedy University, 6.75%,
    10/01/33 ............................................................................     8,000,000          7,475,600



                                                         Semiannual Report | 101

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  CALIFORNIA (CONT.)
  Capistrano USD, CFD,
     Special Tax No. 9, Pre-Refunded, 6.60%, 9/01/05 ....................................  $    285,000    $       290,700
     Special Tax No. 9, Pre-Refunded, 6.70%, 9/01/06 ....................................       280,000            285,600
     Special Tax No. 9, Pre-Refunded, 6.80%, 9/01/07 ....................................       325,000            331,500
     Special Tax No. 9, Pre-Refunded, 6.90%, 9/01/08 ....................................       260,000            265,200
     Special Tax No. 90-2 Talega, 5.875%, 9/01/31 .......................................     2,500,000          2,444,600
     Special Tax No. 92-1, Pre-Refunded, 7.00%, 9/01/18 .................................     1,000,000          1,020,000
  Chula Vista CFD, Special Tax No. 99-1, Otay Ranch Special Assessment 1, 6.10%,
    9/01/31 .............................................................................     4,890,000          4,806,234
  Corona COP,
     Corona Community Hospital Project, ETM, 9.425%, 9/01/06 ............................     4,655,000          5,209,783
     Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ...................     8,820,000         12,034,537
    aVista Hospital System, Refunding, Series B, 6.45%, 7/01/06 .........................    11,100,000          4,440,000
    aVista Hospital System, Refunding, Series B, 7.315%, 7/01/20 ........................    10,885,000          4,354,000
  El Dorado County CFD, Special Tax, Promontory Specific, Series No. 2001-1, 6.30%,
    9/01/31 .............................................................................     3,500,000          3,510,255
  Elk Grove Special Tax, East Franklin Community No. 1-A,
     5.80%, 8/01/25                                                                           4,245,000          4,147,025
     6.00%, 8/01/33 .....................................................................     5,435,000          5,404,727
  Emeryville RDA, MFHR, Emery Bay Apartments II,
     Refunding, Series A, 5.85%, 10/01/28 ...............................................    14,185,000         13,556,604
     sub. lien, Refunding, Series B, 6.35%, 10/01/28 ....................................     3,350,000          3,208,295
     sub. lien, Refunding, Series C, 7.875%, 10/01/28 ...................................     1,975,000          1,906,961
  Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Series A, Pre-Refunded,
    6.50%, 1/01/32 ......................................................................    37,675,000         42,931,416
  Fullerton CFD No. 1, Special Tax, Amerige Heights, 6.20%, 9/01/32 .....................     3,500,000          3,495,310
  Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded, 7.75%,
    9/01/25 .............................................................................     4,465,000          5,070,365
  Golden State Tobacco Securitization Corp. California Settlement Revenue, Asset Backed,
    Series A-3, 7.875%, 6/01/42 .........................................................    10,000,000          9,563,300
  Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Series 2003 A-1,
    6.75%, 6/01/39 ......................................................................     2,500,000          2,053,400
  Hesperia PFAR, Series B, 7.375%, 10/01/23 .............................................     6,365,000          6,458,884
  Lake Elsinore 1915 Act, AD No. 93-1, Limited Obligation, Refunding, 7.00%, 9/02/30 ....     8,565,000          8,841,393
  Los Angeles MFR, Refunding,
     Series J-1A, 7.125%, 1/01/24 .......................................................        10,000             10,015
     Series J-1B, 7.125%, 1/01/24 .......................................................       675,000            678,902
     Series J-1C, 7.125%, 1/01/24 .......................................................     1,435,000          1,443,294
     Series J-2A, 8.50%, 1/01/24 ........................................................       490,000            490,289
     Series J-2B, 8.50%, 1/01/24 ........................................................     3,190,000          3,177,144
     Series J-2C, 8.50%, 1/01/24 ........................................................     6,755,000          6,729,736
  Los Angeles Regional Airports Corp. Lease Revenue, Series C, 6.125%, 12/01/03 .........     1,000,000            990,290
  Los Angeles Regional Airports Improvement Corp. Lease Revenue,
     Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ............    12,000,000          9,147,240
     Facilities Sub-Lease, Los Angeles International, Series A-1, 7.125%, 12/01/24 ......     2,000,000          1,631,100



102  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  CALIFORNIA (CONT.)
  Los Angeles Regional Airports Improvement Corp. Lease Revenue, (cont.)
     Facilities Sub-Lease, Los Angeles International, Series A-2, 7.50%, 12/01/24 ....... $  10,000,000    $     8,147,100
     Refunding, Series C, 6.125%, 12/01/07 ..............................................     5,000,000          4,591,900
     Refunding, Series C, 7.00%, 12/01/12 ...............................................     8,000,000          7,004,160
     Refunding, Series C, 7.50%, 12/01/24 ...............................................    30,000,000         24,441,300
     United Airlines, International Airport, Refunding, 6.875%, 11/15/12 ................     9,500,000          5,674,065
  Murrieta CFD, 1915 Act, No. 2000-1, Special Tax, 6.375%, 9/01/30 ......................     4,000,000          4,019,040
  Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 .....................     1,945,000          2,010,080
  Orinda 1915 Act, Special Assessment, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 .........     2,606,000          2,606,000
  Poway USD, Special Tax GO, CFD, No. 10, Area A, 6.10%, 9/01/31 ........................     1,995,000          1,984,387
  San Bernardino County Finance Authority Revenue, Public Improvement, AD, Refunding,
    Series A,
     6.50%, 9/02/04 .....................................................................       815,000            830,110
     7.00%, 9/02/17 .....................................................................     2,375,000          2,391,768
  San Francisco Uptown Parking Corp. Parking Revenue, Union Square, MBIA Insured, 6.00%,
    7/01/31 .............................................................................     8,920,000          9,519,424
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, 5.00%,
    1/01/33 .............................................................................     5,930,000          5,287,425
  San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 2/01/10 ........................     1,395,000          1,399,283
a San Luis Obispo COP, Vista Hospital System Inc., 6.45%, 7/01/29 .......................    22,000,000          8,800,000
  San Ramon 1915 Act, Special Assessment, Fostoria Parkway Reassessment District No. 9,
     6.30%, 9/02/03 .....................................................................        10,000             10,000
     6.80%, 9/02/15 .....................................................................       680,000            705,568
  Saugus USD, Special Tax, 6.00%, 9/01/33 ...............................................     3,150,000          3,073,014
  Stockton CFD, Special Tax, Spanos Park West, 6.375%, 9/01/32 ..........................     4,100,000          4,104,797
  Stockton Improvement Bond Revenue, 1915 Act Ltd. Obligation Mosher Assessment
    District 02, 6.30%, 9/02/33 .........................................................     6,000,000          5,971,920
                                                                                                            ----------------
                                                                                                               467,605,304
                                                                                                            ----------------
  COLORADO 2.0%
  Arvada MFHR, Springwood Community Project, 6.45%, 2/20/26 .............................     3,000,000          3,063,390
  Colorado Health Facilities Authority Revenue,
     Rocky Mountain Adventist Health Center, Refunding, 6.25%, 2/01/04 ..................       400,000            407,132
     Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.45%,
      7/01/08 ...........................................................................     1,135,000          1,102,153
     Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.75%,
      7/01/20 ...........................................................................     3,000,000          2,629,590
     Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.875%,
      7/01/28 ...........................................................................     3,290,000          2,802,126
  Denver City and County Airport Revenue,
     Series B, 5.50%, 11/15/33 ..........................................................    20,000,000         18,558,600
     Series D, 7.75%, 11/15/13 ..........................................................       500,000            595,715
  Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
    Series A, 6.875%, 10/01/32 ..........................................................    11,760,000          4,548,298



                                                         Semiannual Report | 103

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  COLORADO (CONT.)
  Eagle County Air Terminal Corp. Revenue, Series A,
     7.00%, 5/01/21 ..................................................................... $     955,000    $       869,547
     7.125%, 5/01/31 ....................................................................     1,705,000          1,539,564
  Eagle County Airport Terminal Project Revenue, 7.50%, 5/01/21 .........................     1,985,000          1,961,775
  Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding,
    6.95%, 8/01/19 ......................................................................    41,200,000         40,382,592
  Littleton MFHR, Riverpoint, Refunding, Series C, 8.00%, 12/01/29 ......................     2,905,000          3,075,872
  McKay Landing Metropolitan District No. 2 GO, Limited Tax, 7.50%, 12/01/19 ............     3,585,000          3,772,137
  Saddle Rock South Metropolitan District No. 2, GO, Ltd. Mill Levy Obligation, 7.20%,
    12/01/19 ............................................................................       785,000            824,297
  Saddle Rock South Metropolitan District No. 3, GO, Ltd. Mill Levy Obligation, 7.35%,
    12/01/19 ............................................................................     3,550,000          3,765,307
  University of Colorado Hospital Authority Revenue, Series A, 5.60%, 11/15/31 ..........     9,000,000          8,923,500
  Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, cash flow variable rate
    bond, 7.95%, 6/01/31 ................................................................     3,000,000          2,213,580
                                                                                                            ----------------
                                                                                                               101,035,175
                                                                                                            ----------------
  CONNECTICUT 2.0%
  Connecticut State Development Authority PCR,
     Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ...................    53,825,000         56,096,953
     Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 ............    12,500,000         13,027,625
  Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
    Project, 6.15%, 4/01/35 .............................................................     3,000,000          3,126,690
  Connecticut State Health and Educational Facilities Authority Revenue,
     Sacred Heart University, Series C, 6.50%, 7/01/16 ..................................       420,000            442,197
     Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 ....................     1,580,000          1,807,947
     St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ...........................     5,650,000          4,574,579
     Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 ......................     1,600,000          1,487,360
  Connecticut State HFAR, Housing Mortgage Finance Program, Series C-1, 6.30%,
    11/15/17 ............................................................................    19,995,000         21,027,742
                                                                                                            ----------------
                                                                                                               101,591,093
                                                                                                            ----------------
  FLORIDA 10.0%
  Beacon Tradeport CDD, Special Assessment, Commercial Project, Series A,
     ETM, 5.80%, 5/01/04 ................................................................     1,535,000          1,583,199
     Pre-Refunded, 6.00%, 5/01/16 .......................................................    27,760,000         32,207,707
     Pre-Refunded, 6.20%, 5/01/22 .......................................................    23,590,000         27,644,885
  Brighton Lakes CDD, GO, Special Assessment, Series B,
     7.375%, 5/01/07 ....................................................................     6,805,000          6,928,987
     7.625%, 5/01/31 ....................................................................     3,300,000          3,419,229
  Brooks of Bonita Springs CDD, Capital Improvement Revenue,
     6.85%, 5/01/31 .....................................................................     1,500,000          1,537,155
     Series A, 6.20%, 5/01/19 ...........................................................     8,000,000          8,047,280
  Brooks of Bonita Springs II CDD, Capital Improvement Revenue,
     Series A, 7.00%, 5/01/31 ...........................................................    12,550,000         13,096,427
     Series B, 6.60%, 5/01/07 ...........................................................     2,175,000          2,242,229



104  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  FLORIDA (CONT.)
  Capital Region CDD, Capital Improvement Revenue, Series A-2, 6.85%, 5/01/31 ........... $   2,395,000    $     2,459,114
  Cedar Hammock CDD, Capital Improvement Revenue, 6.375%, 11/01/04 ......................     9,050,000          9,142,038
  Championsgate CDD, Capital Improvement Revenue,
     Series A, 6.25%, 5/01/20 ...........................................................     2,795,000          2,629,592
     Series B, 5.70%, 5/01/05 ...........................................................     1,235,000          1,236,828
  Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.375%,
    8/15/32 .............................................................................    10,550,000         10,622,795
  Falcon Trace CDD, Special Assessment, 6.00%, 5/01/20 ..................................     3,690,000          3,662,805
  Fleming Plantation CDD, Special Assessment, Series B, 7.375%, 5/01/31 .................    10,000,000         10,704,100
  Florida State Board of Education Capital Outlay GO, Public Education, Refunding,
    Series D, 6.00%, 6/01/23 ............................................................     5,000,000          5,717,900
  Gateway Services District Water Management Benefit Tax Revenue, Second Assessment Area,
    Phase One, 8.00%, 5/01/20 ...........................................................     3,880,000          4,047,577
  Groves CDD, Special Assessment Revenue,
     Series A, 7.75%, 5/01/32 ...........................................................     1,810,000          1,771,248
     Series B, 7.625%, 5/01/08 ..........................................................    10,500,000         10,328,955
  Halifax Hospital Medical Center Hospital Revenue, Series A, 7.25%,
     10/01/24 ...........................................................................     4,700,000          5,008,085
     10/01/29 ...........................................................................     1,400,000          1,486,800
  Heritage Harbor CDD, Special Assessment Revenue, Series A, 6.70%, 5/01/19 .............     1,760,000          1,783,602
  Heritage Palms CDD, Capital Improvement Revenue, 6.25%, 11/01/04 ......................     2,800,000          2,826,460
  Highlands County Health Facilities Authority Revenue, Adventist Health Systems, Refunding,
    5.25%, 11/15/28 .....................................................................     4,495,000          4,342,350
  Hillsborough County IDAR, Refunding, Series B, 5.25%,
     10/01/28 ...........................................................................     3,000,000          2,820,870
     10/01/34 ...........................................................................     7,750,000          7,191,457
  Indian Trace CDD,
     Special Assessment, Isles at Weston Project, 5.50%, 5/01/33 ........................     3,000,000          2,666,490
     Water Management Special Benefit, Refunding, Sub Series B, 8.25%, 5/01/05 ..........     3,170,000          3,293,979
     Water Management Special Benefit, Refunding, Sub Series B, 8.25%, 5/01/11 ..........    12,760,000         14,008,056
  Indian Trail ID, GO, Water Control and Improvement, Unit Development 18,
     6.875%, 8/01/10 ....................................................................       940,000            981,576
     7.00%, 8/01/20 .....................................................................     2,445,000          2,537,274
     7.25%, 8/01/31 .....................................................................     5,725,000          5,948,103
  Indigo CDD, Capital Improvement Revenue,
     Refunding, Series A, 7.00%, 5/01/31 ................................................       960,000            975,072
     Series C, 7.00%, 5/01/30 ...........................................................     5,005,000          5,083,578
  Lake Ashton CDD Revenue, Series A, 7.40%, 5/01/32 .....................................     1,960,000          2,010,000
  Lakeland Retirement Community Revenue, first mortgage, Carpenters Home, Refunding,
    Series A, 6.75%, 1/01/19 ............................................................    15,345,000         14,873,908
  Lakeside Plantation CDD, Capital Improvement Revenue, 7.00%, 5/01/07 ..................     4,910,000          4,530,604
  Lakewood Ranch CDD, Special Assessment Revenue, 6.00%, 5/01/08 ........................     1,755,000          1,781,132
  Lakewood Ranch CDD 2, Benefit Special Assessment,
     6.25%, 5/01/18 .....................................................................     1,535,000          1,542,291
     Series A, 8.125%, 5/01/17 ..........................................................     3,585,000          3,770,811
  Lakewood Ranch CDD 3, Special Assessment Revenue, 7.625%, 5/01/18 .....................       495,000            518,052



                                                         Semiannual Report | 105

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  FLORIDA (CONT.)
  Marion County IDAR, Little Sumter Utility Co. Project, 7.15%, 10/01/30 ................ $   4,250,000    $     4,291,012
  Mediterra North CDD, Capital Improvement Revenue, Series A, 6.80%, 5/01/31 ............     8,670,000          8,817,390
  Mediterra South CDD, Capital Improvement Revenue,
     6.85%, 5/01/31 .....................................................................     2,705,000          2,772,003
     Series B, 6.25%, 5/01/04 ...........................................................        80,000             80,464
     Series B, 6.95%, 5/01/31 ...........................................................     7,615,000          7,905,055
a Miami-Dade County IDAR, Special Facilities, United Airlines Inc. Project, 6.05%,
    3/01/35 .............................................................................     5,000,000          1,085,500
  Mount Dora Country Club CDD, Special Assessment Revenue,
     7.125%, 5/01/05 ....................................................................       780,000            793,705
     7.75%, 5/01/13 .....................................................................       725,000            740,812
  North Springs ID,
     Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%, 5/01/19 .......     1,030,000          1,066,565
     Special Assessment, Water Management, Series A, Pre-Refunded, 8.20%, 5/01/24 .......     1,800,000          1,899,018
     Special Assessment, Water Management, Series B, 8.30%, 5/01/24 .....................     1,585,000          1,631,631
  Northern Palm Beach County ID Revenue, Water Control and Improvement,
    Unit Development No. 43, 6.10%, 8/01/21 .............................................     2,850,000          2,884,941
  Northwood CDD, Special Assessment Revenue, Series B, 7.60%, 5/01/17 ...................     1,340,000          1,358,680
  Oaksted CDD Revenue, Capital Improvement, Series A, 7.20%, 5/01/32 ....................     3,430,000          3,566,342
  Orange County Health Facilities Authority Revenue,
     Hospital Adventist Health System, 5.625%, 11/15/32 .................................    10,000,000          9,907,000
     Hospital Orlando Regional Healthcare, 5.75%, 12/01/32 ..............................    15,000,000         15,051,750
  Palm Beach County HFAR, Abbey Del Ray South Project, Refunding, 8.25%, 10/01/15 .......     6,000,000          6,131,460
  Parklands West CDD Revenue, Special Assessment, Series A, 6.90%, 5/01/32 ..............     2,970,000          3,004,304
  Parkway Center CDD, Special Assessment, Series A, 8.25%, 5/01/31 ......................     2,500,000          2,125,000
  Pelican Marsh CDD, Special Assessment Revenue,
     Series A, 7.10%, 5/01/20 ...........................................................     3,815,000          4,008,573
     Series A, 7.20%, 5/01/31 ...........................................................     6,470,000          6,796,929
     Series A, ETM, 8.25%, 5/01/04 ......................................................       315,000            329,833
     Series A, Pre-Refunded, 8.25%, 5/01/16 .............................................     6,590,000          7,031,201
     Series B, 6.90%, 5/01/11 ...........................................................    12,155,000         12,758,253
     Series C, 7.00%, 5/01/19 ...........................................................    11,920,000         12,362,232
     Series D, 6.95%, 5/01/19 ...........................................................     4,550,000          4,697,147
  Piney-Z CDD, Capital Improvement Revenue, Series A, 7.25%, 5/01/19 ....................       785,000            814,281
  Poinciana CDD, Special Assessment, Series A, 7.125%, 5/01/31 ..........................    10,660,000         11,089,918
  Reserve CDD,
     Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 .................     3,365,000          3,451,514
     No. 2, Capital Improvement Revenue, 7.125%, 5/01/30 ................................     4,530,000          4,676,817
     Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%, 12/01/22 ......     4,205,000          4,290,277
  River Place St. Lucie CDD, Special Assessment Revenue,
     Series A, 7.625%, 5/01/21 ..........................................................     1,245,000          1,279,885
     Series A, 7.625%, 5/01/30 ..........................................................     1,590,000          1,634,552
     Series B, 7.25%, 5/01/10 ...........................................................     3,120,000          3,195,442
  Riverwood Community Development Revenue, Special AD, Series A,
     6.75%, 5/01/04 .....................................................................       845,000            851,397
     7.75%, 5/01/14 .....................................................................       905,000            960,648



106  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  FLORIDA (CONT.)
  Sampson Creek CDD, Capital Improvement Revenue, Series A, 6.95%, 5/01/31 .............. $   2,935,000    $     3,005,880
  St. John's County IDA, Health Care Revenue, Glenmoor St. John's Project, Series A, 8.00%,
    1/01/17 .............................................................................     3,375,000          3,402,878
  St. Lucie West Services District Capital Improvement Revenue, Cascades Project, 6.10%,
    5/01/18 .............................................................................     2,305,000          2,309,771
  St. Lucie West Services District Revenue, Port St. Lucie, Pre-Refunded, 7.875%, 5/01/20    17,665,000         18,707,588
  St. Lucie West Services District Special Assessment Revenue, Port St. Lucie,
    Water Management Benefit, Refunding, Series B,
     6.00%, 5/01/09 .....................................................................       955,000            950,483
     6.25%, 5/01/25 .....................................................................     5,080,000          5,134,813
  St. Lucie West Services District Water Management Benefit Tax Revenue, Pre-Refunded,
    7.70%, 5/01/25 ......................................................................     4,595,000          4,884,531
  Stoneybrook West CDD, Special Assessment Revenue, Series A, 7.00%, 5/01/32 ............     3,075,000          3,183,086
  Sumter County IDAR, Little Sumter Utility Co. Project,
     6.75%, 10/01/27 ....................................................................     2,800,000          2,827,020
     7.25%, 10/01/27 ....................................................................     4,120,000          4,159,840
  Tara CDD, No. 1, Capital Improvement Revenue, Series A, 7.15%, 5/01/31 ................     1,415,000          1,466,478
  Venetian CDD, Capital Improvement Revenue, Series A, 6.75%, 5/01/34 ...................     8,635,000          8,633,964
  Verandah West CDD Revenue, Series A, 6.625%, 5/01/33 ..................................     9,000,000          8,776,800
  Village CDD, No. 4, Special Assessment Revenue, 7.20%, 5/01/31 ........................     9,715,000         10,237,570
  Village Center CDD, Recreational Revenue,
     Sub Series B, 6.30%, 1/01/07 .......................................................     1,395,000          1,411,056
     Sub Series B, 6.25%, 1/01/13 .......................................................     7,665,000          7,735,825
     Sub Series B, 8.25%, 1/01/17 .......................................................     2,310,000          2,440,654
     Sub Series C, 7.375%, 1/01/19 ......................................................     2,550,000          2,616,122
  Vista Lake CDD, Capital Improvement Revenue, Series A, 7.20%, 5/01/32 .................     2,790,000          2,909,440
  Waterchase CDD, Capital Improvement Revenue, Series A, 6.70%, 5/01/32 .................     2,975,000          3,009,659
  Waterlefe CDD, Capital Improvement Revenue, Series A, 6.95%, 5/01/31 ..................     1,210,000          1,242,259
  Westchase East CDD, Capital Improvement Revenue, 7.10%, 5/01/21 .......................     1,530,000          1,598,559
                                                                                                            ----------------
                                                                                                               504,996,407
                                                                                                            ----------------
  GEORGIA .4%
  Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
    12/01/28 ............................................................................     1,470,000          1,131,812
  Forsyth County Hospital Authority Revenue, Anticipation Certificate,
    Georgia Baptist Health Care System Project,
     6.25%, 10/01/18 ....................................................................     6,000,000          6,987,120
     6.375%, 10/01/28 ...................................................................     8,000,000          9,262,240
  McDuffie County Development Authority Waste Disposal Revenue,
    Temple-Inland Forest Products, 6.95%, 12/01/23 ......................................     5,120,000          5,120,000
                                                                                                            ----------------
                                                                                                                22,501,172
                                                                                                            ----------------
  HAWAII .1%
  Hawaii State Department of Transportation Special Facilities Revenue,
    Continental Airlines Inc. Project, Refunding, 7.00%, 6/01/20 ........................     4,240,000          3,386,149
                                                                                                            ----------------



                                                         Semiannual Report | 107

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  IDAHO .4%
  Nez Perce County PCR,
     Potlatch 84, 7.00%, 12/01/14 ....................................................... $   2,500,000    $     2,576,150
     Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 .................................    17,500,000         15,834,525
                                                                                                            ----------------
                                                                                                                18,410,675
                                                                                                            ----------------
  ILLINOIS 2.8%
  Antioch Village Special Service Area No. 1 Special Tax, Deercrest Project, 6.625%,
    3/01/33 .............................................................................     3,350,000          3,180,155
  Antioch Village Special Service Area No. 2 Special Tax, Clublands Project, 6.625%,
    3/01/33 .............................................................................     5,650,000          5,363,545
  Bolingbrook Special Service Area No. 1, Special Tax, Augusta Village Project, 6.75%,
    3/01/32 .............................................................................     5,500,000          5,525,355
  Bolingbrook Special Service Area No. 2, Special Tax, Bloomfield West Project, Series A,
     6.625%, 3/01/31 ....................................................................     4,530,000          4,292,266
     7.00%, 3/01/31 .....................................................................     5,000,000          5,083,000
  Bolingbrook Special Service Area No. 3, Special Tax, Lakewood Ridge Project, 7.05%,
    3/01/31 .............................................................................     5,905,000          5,984,186
  Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured, 5.90%,
    8/01/23 .............................................................................    11,000,000         11,256,300
  Cary Special Tax,
     Special Service Area No. 1 Cambridge, Series A, 7.625%, 3/01/30 ....................     3,913,000          4,153,571
     Special Service Area No. 2 Foxford Hill, 7.50%, 3/01/30 ............................     5,500,000          5,663,130
  Chicago O'Hare International Airport Special Facilities Revenue,
    American Airlines Inc. Project, 8.20%, 12/01/24 .....................................     7,830,000          3,525,927
  Gilberts Special Service Area No. 9, Special Tax, Big Timber Project, 7.75%, 3/01/27 ..     6,000,000          6,543,420
  Illinois Educational Facilities Authority Revenue, Osteopathic Health Systems,
     ETM, 7.125%, 5/15/11 ...............................................................     2,140,000          2,184,876
     Pre-Refunded, 7.25%, 5/15/22 .......................................................     7,000,000          7,148,610
  Illinois Health Facilities Authority Revenue,
     Northwestern Medical Center, MBIA Insured, Pre-Refunded, 6.625%, 11/15/25 ..........     6,500,000          7,054,125
     Rush Presbyterian Hospital, Refunding, Series A, MBIA Insured, 6.25%, 11/15/20 .....     9,000,000          9,848,430
     Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ..............     3,370,000          3,591,914
     St. Elizabeth's Hospital, 6.25%, 7/01/16 ...........................................     1,215,000          1,266,613
     St. Elizabeth's Hospital, 6.375%, 7/01/26 ..........................................     6,695,000          6,851,529
     Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 .....................     8,595,000          7,617,061
  Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue,
    McCormick Place Convention Center,
     ETM, 7.00%, 7/01/26 ................................................................     7,500,000          9,592,050
     Pre-Refunded, 6.25%, 7/01/17 .......................................................    11,000,000         12,561,120
  Montgomery Special Assessment, Improvement, Lakewood Creek Project, 7.75%,
    3/01/30 .............................................................................     5,000,000          5,353,450
  Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29 ........     2,425,000          2,254,959
  Wauconda Special Service Area No. 1, Special Tax, Liberty Lakes Project, 6.625%,
    3/01/33 .............................................................................     5,280,000          5,024,818
                                                                                                            ----------------
                                                                                                               140,920,410
                                                                                                            ----------------



108  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  INDIANA 1.3%
  Goshen Industrial Revenue, Greencroft Hospital Association Inc., Refunding, 5.75%,
     8/15/19 ............................................................................ $   3,000,000    $     2,756,220
     8/15/28 ............................................................................     5,000,000          4,438,800
  Indiana Health Facility Financing Authority Hospital Revenue,
     Community Foundation Northwest Indiana, Series A, 6.375%, 8/01/31 ..................    48,500,000         47,842,825
     Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 ................     1,500,000          1,434,630
  Indiana State Development Finance Authority Environmental Revenue, USX Corp. Project,
    Refunding, 5.60%, 12/01/32 ..........................................................     8,200,000          7,825,506
                                                                                                            ----------------
                                                                                                                64,297,981
                                                                                                            ----------------
  KANSAS .1%
  Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 8/15/23 .............     5,730,000          5,879,954
                                                                                                            ----------------
  KENTUCKY 1.0%
  Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
     Series A, 7.50%, 2/01/20 ...........................................................    17,290,000         15,273,813
     Series B, 7.25%, 2/01/22 ...........................................................     3,595,000          3,073,761
  Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
    Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ........     6,835,000          5,989,510
  Maysville Solid Waste Disposal Facilities Revenue, Inland Container Corp. Project,
    Refunding, 6.90%, 9/01/22 ...........................................................    16,000,000         16,000,000
  Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%, 9/01/06 ..........       475,000            486,937
  Russell Health System Revenue, Pre-Refunded, 8.10%, 7/01/15 ...........................     6,940,000          8,095,360
                                                                                                            ----------------
                                                                                                                48,919,381
                                                                                                            ----------------
  LOUISIANA 1.7%
  Beauregard Parish Revenue, Boise Cascade Corporate Project, Refunding, 6.80%,
    2/01/27 .............................................................................    13,990,000         14,018,679
  Lake Charles Harbor and Terminal District Port Facilities Revenue, Trunkline Co. Project,
    Refunding, 7.75%, 8/15/22 ...........................................................    35,000,000         36,316,000
  Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13      4,850,000          4,909,316
  West Feliciana Parish PCR,
     Entergy Gulf States Project, Refunding, Series B, 6.60%, 9/01/28 ...................    20,750,000         21,018,298
     Series A, 7.50%, 5/01/15 ...........................................................     8,740,000          8,975,630
                                                                                                            ----------------
                                                                                                                85,237,923
                                                                                                            ----------------
  MAINE .7%
  Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ..................     4,800,000          4,744,368
  Skowhegan PCR, S.D. Warren Co.,
     Series A, 6.65%, 10/15/15 ..........................................................    24,570,000         23,853,293
     Series B, 6.65%, 10/15/15 ..........................................................     4,940,000          4,795,900
                                                                                                            ----------------
                                                                                                                33,393,561
                                                                                                            ----------------




                                                         Semiannual Report | 109

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MARYLAND .8%
  Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital,
    Refunding and Improvement, Series B, 8.50%,
     9/01/07 ............................................................................ $   5,340,000    $     5,967,824
     3/01/13 ............................................................................       320,000            320,000
  Maryland State CDA, Department of Housing and Community Development Revenue,
    Series A, 5.875%, 7/01/16 ...........................................................     3,185,000          3,352,085
  Maryland State EDC Revenue, Chesapeake Bay,
     senior lien, Series B, 7.50%, 12/01/14 .............................................     1,915,000          1,759,578
     senior lien, Series B, 7.625%, 12/01/22 ............................................     6,740,000          6,044,567
     Series B, 7.75%, 12/01/31 ..........................................................    16,160,000         14,413,104
  Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project,
    Series B, 8.50%,
     9/01/03 ............................................................................       365,000            365,000
     9/01/07 ............................................................................     6,975,000          7,883,424
                                                                                                            ----------------
                                                                                                                40,105,582
                                                                                                            ----------------
  MASSACHUSETTS .5%
  Massachusetts Bay Transportation Authority Revenue, General Transportation System,
    Series A, 7.00%, 3/01/21 ............................................................     2,000,000          2,514,580
  Massachusetts State Development Finance Agency Resource Recovery Revenue,
    Waste Management Inc. Project, Series B, 6.90%, 12/01/29 ............................     3,000,000          3,291,990
  Massachusetts State Development Finance Agency Revenue,
     Berkshire Retirement Project, first mortgage, 5.60%, 7/01/19 .......................     1,030,000            970,126
     Berkshire Retirement Project, first mortgage, 5.625%, 7/01/29 ......................     1,620,000          1,475,496
     Loomis Community Project, first mortgage, Refunding, Series A, 5.75%, 7/01/23 ......     3,500,000          3,123,645
     Loomis Community Project, first mortgage, Series A, 5.625%, 7/01/15 ................     1,850,000          1,764,567
  Massachusetts State Health and Educational Facilities Authority Revenue,
    Saint Memorial Medical Center, Refunding, Series A,
     5.75%, 10/01/06 ....................................................................     3,250,000          3,251,723
     6.00%, 10/01/23 ....................................................................     6,235,000          5,629,706
a Massachusetts State Industrial Finance Agency Solid Waste Disposal Revenue,
    Massachusetts Paper Co. Project, senior lien, 8.50%, 11/01/12 .......................    39,820,661          5,176,686
                                                                                                            ----------------
                                                                                                                27,198,519
                                                                                                            ----------------
  MICHIGAN 3.6%
  Delta County EDC, Environmental Improvement Revenue, Mead Escanaba Paper,
    Refunding, Series A, 6.25%, 4/15/27 .................................................    10,500,000         10,589,460
  Detroit GO,
     Refunding, Series B, 6.375%, 4/01/07 ...............................................     7,535,000          8,094,474
     Refunding, Series B, 6.25%, 4/01/08 ................................................     3,000,000          3,202,920
     Series A, Pre-Refunded, 6.80%, 4/01/15 .............................................     5,160,000          5,652,367
  Dickinson County Memorial Hospital System Revenue, Pre-Refunded, 8.125%, 11/01/24 .....     4,250,000          4,666,033
  Garden City Hospital Financing Authority Hospital Revenue, Refunding,
     5.625%, 9/01/10 ....................................................................     2,000,000          1,761,540
     5.75%, 9/01/17 .....................................................................     1,000,000            778,770



110  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MICHIGAN (CONT.)
  Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System, Series A,
    MBIA Insured, Pre-Refunded, 6.125%, 1/15/21 ......................................... $  11,770,000    $    13,162,391
  Michigan State Hospital Finance Authority Revenue,
     Ascension Health Credit, Refunding, Series A, MBIA Insured, Pre-Refunded, 6.125%,
      11/15/23 ..........................................................................    18,000,000         21,241,080
     Detroit Medical Center, Series A, 5.25%, 8/15/28 ...................................     3,000,000          2,813,760
     Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 .......     7,500,000          5,605,875
     Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 .......    30,205,000         21,399,940
     Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%, 8/15/23 .......       500,000            296,125
     Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 ..................       500,000            285,685
     Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 .............................     1,000,000            999,900
     Memorial Healthcare Center, Refunding, 5.875%, 11/15/21 ............................     1,000,000            972,160
     Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.75%, 8/15/16 ................     7,310,000          7,890,268
     Sinai Hospital, Refunding, 6.625%, 1/01/16 .........................................     2,990,000          2,218,550
     Sinai Hospital, Refunding, 6.70%, 1/01/26 ..........................................     7,250,000          4,946,675
  Michigan State Strategic Fund Limited Obligation Revenue,
     Detroit Edison Co. Pollution Control Project, Refunding, Series C, 5.45%, 9/01/29 ..    11,000,000         11,228,360
     Detroit Edison Co. Pollution Project, Refunding, Series BB, MBIA Insured, 6.20%,
      8/15/25 ...........................................................................     7,825,000          8,547,717
  Midland County EDR, Refunding,
     Series A, 6.875%, 7/23/09 ..........................................................    35,000,000         35,239,750
     Series B, 6.75%, 7/23/09 ...........................................................     4,000,000          4,003,440
  Tawas City Hospital Finance Authority Revenue, Tawas St. Joseph's Hospital Project,
    Refunding, Series A, ETM, 5.60%, 2/15/13 ............................................     1,915,000          2,110,062
  Wayne Charter County Special Airport Facilities Revenue, Airport Revenues, Refunding,
    6.75%, 12/01/15 .....................................................................     5,000,000          4,240,200
                                                                                                            ----------------
                                                                                                               181,947,502
                                                                                                            ----------------

  MINNESOTA 1.8%
  Duluth Commercial Development Revenue, Duluth Radisson Hotel Project, Refunding,
    8.00%, 12/01/15 .....................................................................     5,000,000          4,030,950
  Hubbard County Solid Waste Disposal Revenue, Potlach Corp. Project, 7.25%, 8/01/14 ....     9,000,000          9,249,840
  International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 ......     1,500,000          1,310,400
  Maplewood Health Care Facility Revenue, Health East Project, 5.95%, 11/15/06 ..........     2,200,000          2,112,154
  Minneapolis and St. Paul Metropolitan Airports Commission Special Facilities Revenue,
     Northwest Airlines, Series B, 6.50%, 4/01/25 .......................................     3,750,000          3,444,113
     Northwest Airlines Project, Series A, 7.00%, 4/01/25 ...............................     6,000,000          4,956,600
  Minneapolis CDA, Supported Development Revenue, Limited Tax, Series 3-A, 8.375%,
    12/01/19 ............................................................................       600,000            604,884
  Minneapolis Health Care Facility Revenue, Fairview Health Services, Series A, 5.625%,
    5/15/32 .............................................................................    18,380,000         18,313,464
  Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
    Series A, 6.375%, 11/15/29 ..........................................................     6,500,000          6,883,760
  Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%,
    2/01/18 .............................................................................     2,525,000          2,599,993



                                                         Semiannual Report | 111

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MINNESOTA (CONT.)
  Northwest Multi-County RDAR, Government Housing, Pooled Housing Project, 7.40%,
    7/01/26 ............................................................................. $   5,165,000    $     3,134,174
  Robbinsdale MFHR, Copperfield Phase II Apartments, Refunding, 9.00%, 3/01/25 ..........     4,110,000          4,176,993
  Roseville MFHR, Rosepointe I Project, Refunding, Series C, 8.00%, 12/01/29 ............     3,300,000          3,506,910
  Southcentral Multi-County Housing and RDAR, Pooled Housing and Ltd. Annual Tax,
    Pooled Housing Program, 8.00%, 2/01/25 ..............................................    10,000,000          6,141,200
  St. Paul Housing and RDA, Tax Increment Revenue, Energy Park Project, Series A, 8.625%,
    9/01/07 .............................................................................       865,000            872,776
  St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%,
     6/01/16 ............................................................................     4,425,000          4,431,239
     6/01/26 ............................................................................    10,660,000         10,674,817
  Victoria Private School Facility Revenue, Holy Family Catholic High School, Series A,
    5.875%, 9/01/29 .....................................................................     4,000,000          3,740,440
                                                                                                            ----------------
                                                                                                                90,184,707
                                                                                                            ----------------
  MISSISSIPPI .7%
  Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ........    33,295,000         32,622,108
  Corinth and Alcorn County Hospital Revenue, Magnolia Regional Health Center Project,
     Refunding, Series A, 5.50%, 10/01/21 ...............................................     4,000,000          3,814,880
     Series B, 5.50%, 10/01/21 ..........................................................     1,000,000            953,720
                                                                                                            ----------------
                                                                                                                37,390,708
                                                                                                            ----------------
  MISSOURI .7%
  Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
     Pre-Refunded, 6.25%, 12/01/16 ......................................................     1,000,000          1,156,630
     Pre-Refunded, 6.40%, 12/01/25 ......................................................     3,000,000          3,478,800
     Refunding, 5.25%, 12/01/20 .........................................................     8,350,000          8,028,775
  St. Louis County IDA, Industrial Revenue, Kiel Center, Refunding,
     7.625%, 12/01/09 ...................................................................     8,000,000          8,219,680
     7.75%, 12/01/13 ....................................................................     5,175,000          5,314,777
     7.875%, 12/01/24 ...................................................................     6,000,000          6,164,340
  West Plains IDA, Hospital Revenue, Ozarks Medical Center,
     6.30%, 11/15/11 ....................................................................     1,000,000          1,031,490
     6.75%, 11/15/24 ....................................................................     1,870,000          1,897,358
     Refunding, 5.50%, 11/15/12 .........................................................       500,000            489,030
                                                                                                            ----------------
                                                                                                                35,780,880
                                                                                                            ----------------
  MONTANA .3%
  Montana State Board of Investments Resource Recovery Revenue, Yellowstone Energy Project,
    7.00%, 12/31/19 .....................................................................    20,750,000         15,605,245
                                                                                                            ----------------
  NEBRASKA
  Scotts Bluff County Hospital Authority No. 1, Hospital Revenue,
    Regional West Medical Center, 6.375%, 12/15/08 ......................................     1,145,000          1,165,919
                                                                                                            ----------------




112  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEVADA 3.9%
  Clark County ID,
     Special Assessment, Special ID No. 108, Summerlin, 6.625%, 2/01/17 ................. $   7,230,000    $     7,506,548
     Local ID No. 132, Summerlin, 6.875%, 2/01/21 .......................................     3,975,000          4,079,423
     Southwest Gas Corp., Series A, 6.50%, 12/01/33 .....................................    13,775,000         13,864,262
  Director of State Department of Business and Industry Revenue, Las Vegas Monorail Project,
    Second Tier,
     7.25%, 1/01/23 .....................................................................     8,000,000          7,450,480
     7.375%, 1/01/30 ....................................................................     9,000,000          8,384,580
     7.375%, 1/01/40 ....................................................................    45,000,000         41,680,350
  Henderson Local ID No. 2, Special Assessment, 9.50%, 8/01/11 ..........................     2,895,000          2,968,880
  Henderson Local ID No. T-1,
     Special Assessment, Series A, 8.50%, 8/01/13 .......................................    17,725,000         18,422,124
     Special Assessment, Series A, 7.375%, 8/01/18 ......................................    43,780,000         46,504,867
  Henderson Local ID No. T-4C, Green Valley, Refunding, Series A, 5.90%, 11/01/18 .......     3,190,000          3,232,969
  Las Vegas Downtown RDA, Tax Increment Revenue, Fremont Street Project, Series A,
    Pre-Refunded, 6.10%, 6/15/14 ........................................................     3,500,000          3,670,275
  Las Vegas IDR, Special Local ID No. 808, Summerlin, 6.75%, 6/01/21 ....................     8,425,000          8,649,274
  Las Vegas Local Improvement Bond Special Assessment, ID No. 404, FSA Insured, 5.85%,
    11/01/09 ............................................................................     3,095,000          3,115,768
  Las Vegas Special Assessment ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 ..............     6,400,000          6,630,336
  Nevada Housing Division Revenue, SF Program,
     Sub Series A-1, FHA Insured, 8.75%, 10/01/04 .......................................        50,000             50,430
     Sub Series B-1, 7.90%, 10/01/05 ....................................................       215,000            217,382
     Sub Series C-1, 7.55%, 10/01/05 ....................................................       265,000            266,232
  Washoe County Revenue, Reno-Sparks Convention Center Project, FSA Insured,
    Pre-Refunded, 6.40%, 7/01/29 ........................................................    15,415,000         18,073,933
                                                                                                            ----------------
                                                                                                               194,768,113
                                                                                                            ----------------
  NEW HAMPSHIRE .4%
  New Hampshire Higher Education and Health Facilities Authority Revenue,
     Hillcrest Terrace, 7.50%, 7/01/24 ..................................................    17,250,000         15,241,410
     Littleton Hospital Association, Series B, 5.90%, 5/01/28 ...........................     2,000,000          1,533,200
     New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 ..............     1,300,000          1,262,196
  New Hampshire State Business Finance Authority PCR, United Illuminating Co.,
    Refunding, Series A, 5.875%, 10/01/33 ...............................................     2,500,000          2,514,125
                                                                                                            ----------------
                                                                                                                20,550,931
                                                                                                            ----------------
  NEW JERSEY 4.0%
  Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
     Series 1, 6.00%, 1/01/19 ...........................................................     2,180,000          2,058,857
     Series 1, 6.00%, 1/01/29 ...........................................................     5,000,000          4,615,400
     Series 2, 6.125%, 1/01/19 ..........................................................     2,125,000          2,032,308
     Series 2, 6.125%, 1/01/29 ..........................................................     5,105,000          4,790,124
  New Jersey EDA,
     Special Facility Revenue, Continental Airlines Inc. Project, 6.625%, 9/15/12 .......    18,500,000         16,470,920
     Special Facility Revenue, Continental Airlines Inc. Project, 6.25%, 9/15/19 ........    54,420,000         43,603,481



                                                         Semiannual Report | 113

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW JERSEY (CONT.)
  New Jersey EDA, (cont.)
     Special Facility Revenue, Continental Airlines Inc. Project, 6.40%, 9/15/23 ........ $  73,030,000    $    58,096,095
     Lease Revenue, International Center for Public Health Project, University of
      Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 .............................     9,965,000         10,843,215
  New Jersey EDA Revenue,
     FHA, Keswick Pines, Refunding, 5.75%, 1/01/24 ......................................     1,500,000          1,404,390
     first mortgage, Presbyterian, Series A, 6.25%, 11/01/20 ............................     7,635,000          7,644,773
  New Jersey Health Care Facilities Financing Authority Revenue,
     5.50%, 7/01/33 .....................................................................     3,000,000          2,800,470
     Lutheran Home, Series A, 8.40%, 7/01/19 ............................................     2,100,000          2,109,807
     South Jersey Hospital, 5.875%, 7/01/21 .............................................     7,500,000          7,532,550
     South Jersey Hospital, 6.00%, 7/01/32 ..............................................    18,000,000         17,924,760
     Trinitas Hospital Obligation Group, Refunding, 7.50%, 7/01/30 ......................     5,000,000          5,447,800
  Tobacco Settlement Financing Corp. Revenue, Asset Backed, Refunding,
     6.00%, 6/01/37 .....................................................................    10,000,000          7,449,500
     6.125%, 6/01/42 ....................................................................     9,050,000          6,778,631
                                                                                                            ----------------
                                                                                                               201,603,081
                                                                                                            ----------------
  NEW MEXICO 2.7%
  Farmington PCR,
     Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%,
      12/01/16 ..........................................................................    24,045,000         24,438,136
     Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%,
      4/01/22 ...........................................................................    66,125,000         67,343,684
     Public Service Co. Project, Series A, 6.60%, 10/01/29 ..............................     6,000,000          6,165,600
     Tucson Electric Power Co., Series A, 6.95%, 10/01/20 ...............................    37,000,000         37,342,990
  New Mexico Mortgage Finance Authority SFM, Program Revenue, Series A, 9.10%,
    9/01/03 .............................................................................        70,000             70,000
                                                                                                            ----------------
                                                                                                               135,360,410
                                                                                                            ----------------
  NEW YORK 10.0%
  Corinth IDA, Environmental Improvement Revenue, International Paper Company Project,
    Refunding, Series A, 5.75%, 2/01/22 .................................................     2,000,000          1,948,960
  MTA Transit Facilities Revenue, Series A, MBIA Insured, Pre-Refunded, 5.875%,
    7/01/27 .............................................................................    22,700,000         26,074,809
  New York City GO,
     Refunding, Series F, 6.00%, 8/01/11 ................................................    10,000,000         10,783,300
     Refunding, Series H, 6.25%, 8/01/15 ................................................    25,000,000         27,050,250
     Refunding, Series J, 6.00%, 8/01/21 ................................................    10,000,000         10,708,500
     Series A, 6.125%, 8/01/06 ..........................................................     9,595,000         10,086,168
     Series A, Pre-Refunded, 6.125%, 8/01/06 ............................................       595,000            631,343
     Series B, 7.00%, 2/01/18 ...........................................................       115,000            116,072
     Series B, Pre-Refunded, 6.00%, 8/15/26 .............................................     5,000,000          5,296,328
     Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 .............................    17,070,000         18,202,082
     Series B, Sub Series B-1, Pre-Refunded, 7.25%, 8/15/19 .............................     5,000,000          5,343,350
     Series D, 7.625%, 2/01/14 ..........................................................         5,000              5,048
     Series D, Pre-Refunded, 6.00%, 2/15/10 .............................................     4,995,000          5,386,258



114  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK (CONT.)
  New York City GO, (cont.)
     Series E, 6.25%, 2/15/07 ........................................................... $      10,000    $        10,657
     Series E, Pre-Refunded, 6.25%, 2/15/07 .............................................     3,260,000          3,527,027
     Series F, 7.50%, 2/01/21 ...........................................................        85,000             85,812
     Series F, Pre-Refunded, 6.625%, 2/15/25 ............................................     8,625,000          9,351,570
     Series G, 5.75%, 8/01/10 ...........................................................       505,000            533,896
     Series G, 6.125%, 10/15/11 .........................................................    20,480,000         22,337,536
     Series G, 6.20%, 10/15/14 ..........................................................    10,000,000         10,871,700
     Series G, 7.50%, 2/01/22 ...........................................................        10,000             10,095
     Series I, 6.25%, 4/15/17 ...........................................................     8,490,000          9,155,361
     Series I, 6.25%, 4/15/27 ...........................................................     5,065,000          5,442,545
     Series I, Pre-Refunded, 6.25%, 4/15/17 .............................................    16,880,000         19,410,650
     Series I, Pre-Refunded, 6.25%, 4/15/27 .............................................    17,855,000         20,531,822
  New York City IDA,
     Civic Facility Revenue, Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20 ..     6,895,000          6,966,501
     Civic Facility Revenue, Series C, 6.80%, 6/01/28 ...................................     5,000,000          4,940,350
     Civic Facility Revenue, Staten Island University Hospital Project, Series C, 6.45%,
      7/01/32 ...........................................................................     1,500,000          1,559,070
     IDR, La Guardia Association LP Project, Refunding, 6.00%, 11/01/28 .................     7,500,000          4,125,000
     Special Facilities Revenue, American Airlines Inc. Project, 6.90%, 8/01/24 .........     4,000,000          1,981,600
     Special Facilities Revenue, British Airways PLC Project, 7.625%, 12/01/32 ..........    15,000,000         13,044,000
     Special Facilities Revenue, JFK International Airport Project, Series A, 8.00%,
      8/01/12 ...........................................................................    74,000,000         42,649,160
  New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Series E, 5.00%, 6/15/34 ............................................................    18,000,000         17,556,840
  New York GO,
     6.125%, 8/01/25 ....................................................................     5,570,000          5,906,818
     Refunding, Series A, 6.25%, 8/01/08 ................................................     2,965,000          3,120,099
     Refunding, Series A, Pre-Refunded, 6.25%, 8/01/08 ..................................     7,035,000          7,469,271
     Refunding, Series H, Pre-Refunded, 6.125%, 8/01/25 .................................        30,000             34,503
  New York Revenue, Fiscal 2003, Series I, 5.00%,
     3/01/24 ............................................................................     5,000,000          4,868,700
     3/01/25 ............................................................................     9,000,000          8,745,930
     3/01/33 ............................................................................    20,000,000         19,109,800
  New York State Dormitory Authority Revenue,
     City University System, Series 2, Pre-Refunded, 6.00%, 7/01/26 .....................     6,100,000          6,932,955
     Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ........................    11,240,000         12,259,693
     State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 ..............     5,000,000          5,657,000
  New York State HFA Service Contract Obligation Revenue, Series A,
     6.00%, 3/15/26 .....................................................................       220,000            239,842
     Pre-Refunded, 6.00%, 3/15/26 .......................................................     4,755,000          5,431,494
  New York State HFAR, Refunding, Series A, 5.90%, 11/01/05 .............................    12,515,000         13,688,281
  New York State Mortgage Agency Revenue, Homeowners Mortgage,
     Series 59, 6.10%, 10/01/15 .........................................................     2,000,000          2,117,920
     Series 59, 6.15%, 10/01/17 .........................................................     2,750,000          2,871,302
     Series 61, 5.80%, 10/01/16 .........................................................     5,000,000          5,245,300



                                                         Semiannual Report | 115

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STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED) (CONTINUED)



----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK (CONT.)
  New York State Urban Development Corp. Revenue, Correctional Capital Facilities, Series 7,
    Pre-Refunded, 5.70%, 1/01/27 ........................................................ $   4,750,000    $     5,371,680
  Oneida County IDAR, Civic Facility, St. Elizabeth Medical, Series B, 6.00%, 12/01/19 ..     1,000,000            936,850
  Onondaga County IDA, Solid Waste Disposal Facility Revenue, Solvay Paperboard LLC Project,
    Refunding,
     6.80%, 11/01/14 ....................................................................     5,000,000          5,226,550
     7.00%, 11/01/30 ....................................................................     7,000,000          7,314,860
  Port Authority of New York and New Jersey Special Obligation Revenue,
     3rd Installment, 7.00%, 10/01/07 ...................................................     6,700,000          7,030,444
     4th Installment, Special Project, 6.75%, 10/01/11 ..................................       925,000            947,607
     5th Installment, 6.75%, 10/01/19 ...................................................    17,500,000         17,935,400
     Continental Airlines Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 ............    10,000,000         10,033,100
     Continental Airlines Inc., Eastern Project, La Guardia, 9.125%, 12/01/15 ...........    27,650,000         27,472,487
  Utica IDA, Civic Facility Revenue, Utica College Civic Facility,
     6.75%, 12/01/21 ....................................................................     1,250,000          1,272,937
     6.85%, 12/01/31 ....................................................................     2,000,000          2,036,520
  Warren and Washington Counties IDAR, Adirondack Resource Recovery Project, Refunding,
    Series A, 7.90%, 12/15/07 ...........................................................       810,000            798,360
                                                                                                            ----------------
                                                                                                               505,799,363
                                                                                                            ----------------
  NORTH CAROLINA 1.7%
  North Carolina Eastern Municipal Power Agency Power System Revenue,
     Refunding, Series A, 5.75%, 1/01/26 ................................................    37,500,000         37,830,750
     Refunding, Series B, 5.75%, 1/01/24 ................................................    35,750,000         36,279,815
     Refunding, Series D, 6.75%, 1/01/26 ................................................     5,000,000          5,420,750
     Series D, 6.70%, 1/01/19 ...........................................................     2,000,000          2,178,720
  North Carolina HFAR, SF, Series II, FHA Insured, 6.20%,
     3/01/16 ............................................................................     2,155,000          2,249,368
     9/01/17 ............................................................................     1,385,000          1,439,278
                                                                                                            ----------------
                                                                                                                85,398,681
                                                                                                            ----------------
  NORTH DAKOTA .5%
  Mercer County PCR, Basin Electric Power Corp., Refunding, Second Series, AMBAC Insured,
    6.05%, 1/01/19 ......................................................................    24,655,000         26,355,949
                                                                                                            ----------------
  OHIO 3.4%
  Akron COP, Akron Municipal Baseball Stadium Project, Capital Appreciation,
     6.30%, 12/01/05 ....................................................................     1,700,000          1,846,506
     6.40%, 12/01/06 ....................................................................     1,685,000          1,875,523
     6.50%, 12/01/07 ....................................................................     1,750,000          1,918,612
     6.90%, 12/01/16 ....................................................................     2,500,000          2,727,725
  Cuyahoga County Hospital Revenue, Refunding, 5.50%, 1/01/29 ...........................    11,500,000         11,551,060
  Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
    Refunding,
     Series C, 6.05%, 10/01/09 ..........................................................    14,250,000         12,805,620
     Series E, 6.05%, 10/01/09 ..........................................................     5,250,000          4,717,860
     Series F, 6.05%, 10/01/09 ..........................................................     1,000,000            898,640



116  |  Semiannual Report

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STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED) (CONTINUED)



----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  OHIO (CONT.)
  Franklin County Health Care Facilities Revenue,
     Ohio Presbyterian, Series A, 7.125%, 7/01/29 ....................................... $   1,000,000    $     1,030,830
     Presbyterian Retirement Services, Refunding, 5.50%, 7/01/17 ........................     3,100,000          2,936,537
     Presbyterian Retirement Services, Refunding, 5.50%, 7/01/21 ........................     4,700,000          4,203,821
     Presbyterian Retirement Services, Series A, 6.625%, 7/01/13 ........................     1,000,000          1,061,970
  Lucas County Health Facilities Revenue, Presbyterian Retirement Services, Refunding,
    Series A,
     6.625%, 7/01/14 ....................................................................     1,000,000          1,034,200
     6.75%, 7/01/20 .....................................................................     2,000,000          2,027,540
  Montgomery County Health Systems Revenue,
     Series B-1, Pre-Refunded, 8.10%, 7/01/18 ...........................................     5,940,000          6,964,810
     Series B-2, Pre-Refunded, 8.10%, 7/01/18 ...........................................     6,045,000          7,093,921
     St. Leonard, Series B, Pre-Refunded, 8.10%, 7/01/18 ................................     9,000,000         10,554,500
  Ohio State Air Quality Development Authority Revenue,
     Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 ......................    17,900,000         18,076,136
     PCR, Cleveland Electric, Refunding, Series B, 6.00%, 8/01/20 .......................     6,250,000          6,314,500
     Pollution Control, Ohio Edison, Refunding, Series A, 5.95%, 5/15/29 ................    13,000,000         12,111,840
  Ohio State Water Development Authority PCR, Facilities Revenue, Cleveland Electric,
    Refunding, Series A, 8.00%, 10/01/23 ................................................    27,700,000         29,217,960
  Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express, Project 1,
     7.00%, 4/01/04 .....................................................................       870,000            871,679
     7.25%, 4/01/09 .....................................................................     5,385,000          5,425,818
     7.375%, 4/01/14 ....................................................................     8,200,000          8,270,684
     7.50%, 4/01/19 .....................................................................    14,365,000         14,067,501
  Willoughby IDR, Presbyterian Retirement Services, Refunding, Series A, 6.875%,
    7/01/16 .............................................................................     1,500,000          1,536,930
                                                                                                            ----------------
                                                                                                               171,142,723
                                                                                                            ----------------
  OKLAHOMA .2%
  Oklahoma Development Finance Authority Revenue, Comache County Hospital Project,
    Series B, 6.60%, 7/01/31 ............................................................     5,000,000          5,018,550
  Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
    6.00%, 8/15/14 ......................................................................     4,000,000          4,052,680
                                                                                                            ----------------
                                                                                                                 9,071,230
                                                                                                            ----------------
  OREGON 2.2%
  Klamath Falls Electric Revenue, Klamath Cogen, senior lien, Refunding,
     5.75%, 1/01/13 .....................................................................    13,000,000         12,823,850
     5.875%, 1/01/16 ....................................................................    19,650,000         19,202,373
     6.00%, 1/01/25 .....................................................................    66,060,000         62,342,804
  Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
    Pre-Refunded, 6.00%, 5/01/26 ........................................................     9,400,000         10,950,436
  Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
    Linfield College Project, Series A, 6.75%, 10/01/25 .................................     5,220,000          5,697,525
                                                                                                            ----------------
                                                                                                               111,016,988
                                                                                                            ----------------



                                                         Semiannual Report | 117

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STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED) (CONTINUED)


----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  PENNSYLVANIA 5.3%
  Allegheny County Hospital Development Authority Revenue, Health System,
     Series A, MBIA Insured, 6.50%, 11/15/30 ............................................ $  10,000,000    $    11,316,100
     Series B, 8.65%, 11/15/05 ..........................................................     2,000,000          2,061,700
     Series B, 9.25%, 11/15/15 ..........................................................    24,000,000         23,148,240
     Series B, 9.25%, 11/15/22 ..........................................................    24,000,000         23,020,800
  Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding,
     6.10%, 7/15/20 .....................................................................     5,500,000          5,567,100
     Series A, 6.70%, 12/01/20 ..........................................................     9,400,000          9,825,820
  Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ..........     3,775,000          4,026,377
  Chartiers Valley Industrial and Commercial Development Authority Revenue,
    Asbury Health Center Project, Refunding, 7.40%, 12/01/15 ............................     5,250,000          5,376,157
  Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
     6.10%, 1/01/04 .....................................................................     1,310,000          1,318,987
     6.10%, 1/01/06 .....................................................................     2,140,000          2,223,246
     6.50%, 1/01/08 .....................................................................       425,000            457,691
     6.10%, 7/01/13 .....................................................................    20,500,000         21,820,610
     6.20%, 7/01/19 .....................................................................     6,500,000          6,680,310
  Lancaster IDAR, Garden Spot Village Project, Series A, 7.625%, 5/01/31 ................     1,650,000          1,722,996
  Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding, Series A,
    MBIA Insured, 6.15%, 8/01/29 ........................................................     4,000,000          4,348,200
  Pennsylvania Convention Center Authority Revenue, Refunding, Series A,
     6.25%, 9/01/04 .....................................................................     2,225,000          2,306,657
     6.60%, 9/01/09 .....................................................................    16,000,000         16,901,760
     6.70%, 9/01/14 .....................................................................    20,760,000         21,857,581
     6.75%, 9/01/19 .....................................................................    15,800,000         16,583,996
  Pennsylvania EDA, Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%,
    12/01/15 ............................................................................    10,000,000         10,340,400
  Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
    Allegheny Delaware Valley Obligation Group, Series A, MBIA Insured, 5.875%, 11/15/16     13,000,000         14,174,810
  Philadelphia GO, Refunding, Series B, 6.00%, 5/15/05 ..................................     3,080,000          3,168,766
  Philadelphia IDA, Health Care Facility Revenue, Pauls Run, Series A,
     5.85%, 5/15/13 .....................................................................     2,200,000          2,144,274
     5.75%, 5/15/18 .....................................................................     1,500,000          1,387,680
  Philadelphia Municipal Authority Revenue, Lease,
     Refunding, Series D, 6.30%, 7/15/17 ................................................     3,500,000          3,580,430
     Sub Series D, 6.25%, 7/15/13 .......................................................     3,000,000          3,068,700
  Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ..................    10,675,000         11,342,188
  Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.75%,
    12/01/21 ............................................................................     3,000,000          3,012,510
  Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc.,
    6.50%, 1/01/10 ......................................................................    21,590,000         21,916,657
  South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital
    Project, Series A, MBIA Insured, 5.75%, 7/01/16 .....................................     8,130,000          8,785,603
  Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured,
    6.05%, 4/01/14 ......................................................................     5,025,000          5,409,212
                                                                                                            ----------------
                                                                                                               268,895,558
                                                                                                            ----------------



118  |  Semiannual Report
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STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED) (CONTINUED)



----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  RHODE ISLAND .5%
  Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
    Series 17-A, 6.25%, 4/01/17 ......................................................... $   5,000,000    $     5,165,750
  Rhode Island State Health and Educational Building Corp. Revenue,
     Hospital Financing, Lifespan Obligation Group, 6.50%, 8/15/32 ......................     8,000,000          8,010,320
     Hospital Financing, Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ........     3,500,000          3,661,980
     Landmark Medical Center, Asset Guaranteed, 5.875%, 10/01/19 ........................     6,000,000          6,129,540
                                                                                                            ----------------
                                                                                                                22,967,590
                                                                                                            ----------------
  SOUTH CAROLINA .5%
  Charleston County Hospital Facilities First Mortgage Revenue, Sandpiper Village Inc., 8.00%,
    11/01/13 ............................................................................     2,985,000          2,868,615
  Piedmont Municipal Power Agency Electric Revenue, Refunding,
     6.60%, 1/01/21 .....................................................................     3,515,000          3,522,311
     Series A, 6.55%, 1/01/16 ...........................................................     4,110,000          4,118,467
  South Carolina Jobs EDA,
     Health Facilities Revenue, Lutheran Homes, first mortgage, Refunding, 5.65%,
      5/01/18 ...........................................................................     1,200,000          1,108,668
     Myrtle Beach Convention, Series A, 6.625%, 4/01/36 .................................    11,400,000         10,433,850
  Tobacco Settlement Revenue Management Authority, Tobacco Settlement Revenue, Series B,
    6.375%, 5/15/30 .....................................................................     3,750,000          2,978,887
                                                                                                            ----------------
                                                                                                                25,030,798
                                                                                                            ----------------
  SOUTH DAKOTA
  South Dakota Health and Educational Facilities Authority Revenue, Prairie Lakes Health Care,
    Refunding, 7.25%, 4/01/22 ...........................................................     1,020,000          1,042,766
                                                                                                            ----------------
  TENNESSEE
  Tennessee HDA Revenue, Mortgage Finance, Series A, 6.90%, 7/01/25 .....................        15,000             15,456
                                                                                                            ----------------
  TEXAS 1.6%
  Alliance Airport Authority Special Facilities Revenue, American Airlines Inc. Project, 7.50%,
    12/01/29 ............................................................................    15,500,000          6,936,250
  Angelina and Neches River Authority, Texas Waste Disposal Revenue,
    Adjusted Temple Inland Forest Products, 6.95%, 5/01/23 ..............................     3,250,000          3,275,382
  Austin Convention Enterprises Inc. Convention Center Revenue, First Tier, Series A, 6.70%,
    1/01/32 .............................................................................    10,000,000         10,125,500
  Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
    Refunding, FSA Insured, ETM, 6.00%, 11/15/15 ........................................     8,750,000          9,455,250
  Brazos River Authority PCR, Refunding, TXU Energy Co. Project, Series B, 6.30%, 7/01/32     9,500,000          9,374,600
  Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 ...........................     3,360,000          3,411,744
  Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 .................     4,940,000          4,501,032
  El Paso Health Facilities Development Corp. Revenue, Senior Care Facilities,
    Bienvivir Senior Health,
     7.00%, 8/15/12 .....................................................................     1,030,000          1,047,026
     7.50%, 8/15/18 .....................................................................     2,300,000          2,333,603
  Georgetown Health Facilities Development Corp. Revenue, Georgetown Healthcare System,
    Refunding, 6.25%, 8/15/29 ...........................................................    10,975,000         10,294,001




                                                         Semiannual Report | 119

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STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED) (CONTINUED)



----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  TEXAS (CONT.)
  Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
     5.60%, 1/01/27 ..................................................................... $   8,640,000    $     2,268,000
     Series A, 5.60%, 4/01/18 ...........................................................     4,500,000          1,181,250
  Sabine River Authority PCR,
     Refunding, TXU Energy Co. Project, Series A, 5.80%, 7/01/22 ........................     2,000,000          1,959,460
     Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 ...........     7,000,000          7,674,380
  Texas State GO, Veterans Housing Assistance, Fund I, Refunding, Series A, 6.15%,
    12/01/25 ............................................................................     7,430,000          7,640,789
                                                                                                            ----------------
                                                                                                                81,478,267
                                                                                                            ----------------
  U.S. TERRITORIES 3.8%
  Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
     5.50%, 5/15/39 .....................................................................    11,500,000          9,121,915
     5.625%, 5/15/43 ....................................................................     5,500,000          4,368,815
  District of Columbia GO,
     Refunding, Series A, 5.875%, 6/01/05 ...............................................     2,355,000          2,505,743
     Refunding, Series A, 6.00%, 6/01/07 ................................................     8,930,000          9,640,649
     Series A, ETM, 6.00%, 6/01/07 ......................................................     2,845,000          3,141,136
     Series A, Pre-Refunded, 6.375%, 6/01/11 ............................................    22,770,000         25,997,192
     Series A, Pre-Refunded, 6.375%, 6/01/16 ............................................    27,230,000         31,089,308
     Series E, FSA Insured, 6.00%, 6/01/11 ..............................................     3,185,000          3,269,721
  District of Columbia Hospital Revenue, Medlantic Healthcare Group, Refunding, Series A,
    MBIA Insured, ETM, 5.875%, 8/15/19 ..................................................     8,850,000          9,724,557
  District of Columbia Revenue,
     Carnegie Endowment Revenue, 5.75%, 11/15/26 ........................................     5,410,000          5,659,996
     Methodist Home Issue, 6.00%, 1/01/29 ...............................................     4,750,000          4,256,665
  District of Columbia Tobacco Settlement Financing Corp. Revenue, Asset Backed Bonds,
    6.50%,  5/15/33 .....................................................................    22,000,000         18,062,000
  Northern Mariana Islands Commonwealth Ports Authority Airport Revenue, senior lien,
    Series A, 6.25%, 3/15/28 ............................................................     9,045,000          9,052,146
  Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%,
    3/15/28 .............................................................................     8,475,000          8,640,856
  Puerto Rico Electric Power Authority Revenue, Series NN, 5.125%, 7/01/29 ..............    12,500,000         12,401,750
  Virgin Islands PFAR, sub. lien, Fund Loan Notes, Refunding, Series E,
     5.75%, 10/01/13 ....................................................................    15,000,000         14,830,050
     5.875%, 10/01/18 ...................................................................     7,000,000          7,037,800
     6.00%, 10/01/22 ....................................................................    14,500,000         14,385,450
                                                                                                            ----------------
                                                                                                               193,185,749
                                                                                                            ----------------
  UTAH .1%
  Carbon County Solid Waste Disposal Revenue, Laidlaw Environmental Services, Refunding,
    Series A, 7.45%, 7/01/17 ............................................................     2,500,000          2,528,950
                                                                                                            ----------------
  VERMONT .3%
  Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
    Series A, AMBAC Insured, 6.00%, 12/01/23 ............................................    15,000,000         16,651,800
                                                                                                            ----------------



120  |  Semiannual Report

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STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED) (CONTINUED)



----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  VIRGINIA .3%
  Virginia Beach Development Authority Residential Care Facility Mortgage Revenue,
    Westminster Canterbury Project, Series A,
     7.125%, 11/01/23 ................................................................... $   5,000,000    $     5,344,300
     7.25%, 11/01/32 ....................................................................     9,000,000          9,676,890
                                                                                                            ----------------
                                                                                                                15,021,190
                                                                                                            ----------------

  WEST VIRGINIA .3%
  West Virginia State Hospital Finance Authority Hospital Revenue,
    Logan General Hospital Project, Refunding and Improvement, 7.25%, 7/01/20 ...........    15,000,000         13,500,000
                                                                                                            ----------------
  WISCONSIN .4%
  Kaukauna Environmental Improvement Revenue, International Paper Co. Project,
    Series A, 6.70%, 5/01/24 ............................................................     4,100,000          4,319,760
  Wisconsin Housing and EDA, Homeownership Revenue, Series C, 6.15%, 9/01/17 ............     1,810,000          1,867,160
  Wisconsin State Health and Educational Facilities Authority Revenue,
     Franciscan Skemp Medical Center Inc. Project, 6.25%, 11/15/20 ......................     9,510,000          9,920,166
     New Castle Place Project, Series A, 7.00%, 12/01/31 ................................     2,500,000          2,503,000
                                                                                                            ----------------
                                                                                                                18,610,086
                                                                                                            ----------------
  WYOMING .2%
  Sweetwater County PCR, Idaho Power Co. Project, Refunding, Series A, 6.05%, 7/15/26 ...    10,500,000         10,720,290
                                                                                                            ----------------
  TOTAL BONDS ...........................................................................                    4,556,963,242
                                                                                                            ----------------
  ZERO COUPON BONDS 7.5%
  CALIFORNIA 6.4%
  Foothill/Eastern Corridor Agency Toll Road Revenue,
     Capital Appreciation, Refunding, 1/15/22 ...........................................    49,115,000         16,148,030
     Capital Appreciation, Refunding, 1/15/31 ...........................................     4,000,000            732,680
     Capital Appreciation, Refunding, 1/15/34 ...........................................     4,500,000            684,315
     Capital Appreciation, Refunding, 1/15/36 ...........................................     4,000,000            537,320
     Convertible Capital Appreciation, Refunding, 1/15/23 ...............................    35,000,000         23,867,550
  San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
     7/01/09 ............................................................................     3,750,000          3,016,800
     7/01/10 ............................................................................     4,500,000          3,395,340
     7/01/12 ............................................................................     4,500,000          2,999,385
     7/01/13 ............................................................................     4,250,000          2,661,732
     7/01/14 ............................................................................     2,250,000          1,318,298
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
     junior lien, ETM, 1/01/04 ..........................................................     7,400,000          7,371,288
     junior lien, ETM, 1/01/05 ..........................................................     8,000,000          7,849,360
     junior lien, ETM, 1/01/06 ..........................................................     9,000,000          8,608,950
     junior lien, ETM, 1/01/07 ..........................................................     9,400,000          8,674,602
     junior lien, ETM, 1/01/08 ..........................................................    10,400,000          9,178,416
     junior lien, ETM, 1/01/09 ..........................................................    21,800,000         18,313,090



                                                         Semiannual Report | 121

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  ZERO COUPON BONDS (CONT.)
  CALIFORNIA (CONT.)
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, (cont.)
     junior lien, ETM, 1/01/10 .......................................................... $  15,000,000    $    11,851,350
     junior lien, ETM, 1/01/12 ..........................................................    30,100,000         21,243,376
     junior lien, ETM, 1/01/24 ..........................................................    52,700,000         17,772,548
     junior lien, ETM, 1/01/25 ..........................................................    45,200,000         14,181,952
     junior lien, ETM, 1/01/26 ..........................................................   131,900,000         39,026,572
     junior lien, ETM, 1/01/27 ..........................................................   139,100,000         38,882,623
     senior lien, Refunding, Series A, 1/15/16 ..........................................    22,500,000         17,447,850
     senior lien, Refunding, Series A, 1/15/17 ..........................................    20,000,000         15,261,600
     senior lien, Refunding, Series A, 1/15/23 ..........................................    20,000,000         14,698,600
     senior lien, Refunding, Series A, 1/15/24 ..........................................    20,000,000         14,651,600
                                                                                                            ----------------
                                                                                                               320,375,227
                                                                                                            ----------------
  KENTUCKY .5%
  Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc.,
    Series C, MBIA Insured, zero cpn. to 10/01/05,
     6.10% thereafter, 10/01/22 .........................................................    15,975,000         15,157,719
     6.15% thereafter, 10/01/27 .........................................................    10,000,000          9,302,800
                                                                                                            ----------------
                                                                                                                24,460,519
                                                                                                            ----------------
  NEW YORK
  MAC for City of Troy Revenue, Capital Appreciation, Series C, MBIA Insured,
     7/15/21 ............................................................................       428,010            171,076
     1/15/22 ............................................................................       649,658            249,936
                                                                                                            ----------------
                                                                                                                   421,012
                                                                                                            ----------------
  TENNESSEE .4%
  Johnson City Health and Educational Facilities Board Hospital Revenue, Refunding,
    First Mortgage Mountain States Health, Series A, MBIA Insured,
     7/01/27 ............................................................................    19,365,000          4,970,802
     7/01/28 ............................................................................    19,400,000          4,692,278
     7/01/29 ............................................................................    19,365,000          4,401,277
     7/01/30 ............................................................................    19,370,000          4,146,148
  Knox County Health and Housing Facilities Board Hospital Facilities Revenue,
    Refunding and Improvement, FSA Insured, 1/01/25 .....................................     5,000,000          1,449,200
  Knox County Health Educational and Housing Board Hospital Facilities Revenue,
    Refunding and Improvement, FSA Insured, 1/01/26 .....................................     2,610,000            710,599
                                                                                                            ----------------
                                                                                                                20,370,304
                                                                                                            ----------------
  TEXAS .2%
  Texas State Turnpike Authority Revenue, Capital Appreciation, AMBAC Insured, 8/15/32 ..    51,000,000          9,148,890
                                                                                                            ----------------
  TOTAL ZERO COUPON BONDS ...............................................................                      374,775,952
                                                                                                            ----------------
  TOTAL LONG TERM INVESTMENTS (COST $4,953,166,315) .....................................                    4,931,739,194
                                                                                                            ----------------




122  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 1.2%
  FLORIDA
b Orange County School Board COP, Series B, AMBAC Insured, Daily VRDN and Put, .80%,
    8/01/25 ............................................................................. $     200,000     $      200,000
                                                                                                            ----------------

  GEORGIA .1%
b Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding,
    Weekly VRDN and Put, .82%, 10/01/16 .................................................     5,790,000          5,790,000
                                                                                                            ----------------

  MARYLAND .4%
b Baltimore County Revenue, Oak Crest Village Inc. Project, Series A, Weekly VRDN and Put,
    .85%, 1/01/29 .......................................................................     7,155,000          7,155,000
b Maryland EDC, Student Housing Revenue, Baltimore County Project, Weekly VRDN and Put,
    .85%, 11/01/31 ......................................................................    14,900,000         14,900,000
                                                                                                            ----------------
                                                                                                                22,055,000
                                                                                                            ----------------
  MASSACHUSETTS
b Massachusetts State Water Resource Authority Revenue, Multi-Modal, Refunding,
    Sub Series D, Daily VRDN and Put, .80%, 8/01/17 .....................................     2,500,000          2,500,000
                                                                                                            ----------------
  MICHIGAN .1%
b Detroit Sewage Disposal Revenue, senior lien, Series B, Daily VRDN and Put,
..80%,
    7/01/33 .............................................................................     3,600,000          3,600,000
                                                                                                            ----------------
  NEW MEXICO
b Farmington PCR, Arizona Public Service Co., Series A, Daily VRDN and Put, .80%,
    5/01/24 .............................................................................     1,700,000          1,700,000
                                                                                                            ----------------
  NEW YORK
b New York City GO, Sub Series A-10, Daily VRDN and Put, .77%, 8/01/16 ..................       200,000            200,000
b New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series G,
    FGIC Insured, Daily VRDN and Put, .75%, 6/15/24 .....................................       600,000            600,000
                                                                                                            ----------------
                                                                                                                   800,000
                                                                                                            ----------------
  NORTH CAROLINA .2%
b North Carolina State GO, Series G, Weekly VRDN and Put, .73%, 5/01/21 .................     7,750,000          7,750,000
                                                                                                            ----------------




                                                         Semiannual Report | 123

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONT.)
  TENNESSEE .4%
b Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund,
    Daily VRDN and Put, .85%, 7/01/31 ................................................... $  10,500,000     $   10,500,000
b Clarksville PBA, Revenue, Pooled Financing, Tennessee Municipal Bond Fund,
    Daily VRDN and Put, .85%, 1/01/33 ...................................................     3,100,000          3,100,000
b Knox County Health Educational and Housing Facility Board Student Housing Revenue,
    Volunteer Student Housing LLC Project, Weekly VRDN and Put, .85%, 9/01/34 ...........     2,400,000          2,400,000
b Montgomery County PBA, Pooled Financing Revenue, Tennessee County Loan Pool,
    Daily VRDN and Put, .85%, 4/01/32 ...................................................     2,990,000          2,990,000
                                                                                                            ----------------
                                                                                                                18,990,000
                                                                                                            ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $63,385,000) .......................................                       63,385,000
                                                                                                            ----------------
  TOTAL INVESTMENTS (COST $5,016,551,315) 99.2% .........................................                    4,995,124,194
  OTHER ASSETS, LESS LIABILITIES .8% ....................................................                       39,147,297
                                                                                                            ----------------
  NET ASSETS 100.0% .....................................................................                   $5,034,271,491
                                                                                                            ----------------




See glossary of terms on page 152.

a The fund discontinues accruing income on defaulted securities.  See Note 6.
b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



123  |  See notes to financial statements. |  Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                      ------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2003                 YEAR ENDED FEBRUARY 28,
CLASS A                                                  (UNAUDITED)     2003        2002        2001        2000        1999
                                                      ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $12.03      $11.85      $11.70      $10.99      $11.96      $11.92
                                                      ------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................          .27         .56         .57         .59         .60         .61
 Net realized and unrealized gains (losses) ........         (.31)        .18         .15         .71        (.96)        .05
                                                      ------------------------------------------------------------------------
Total from investment operations ...................         (.04)        .74         .72        1.30        (.36)        .66
                                                      ------------------------------------------------------------------------
Less distributions from net investment income ......         (.27)       (.56)       (.57)       (.59)       (.61)d      (.62)
                                                      ------------------------------------------------------------------------
Net asset value, end of period .....................       $11.72      $12.03      $11.85      $11.70      $10.99      $11.96
                                                      ------------------------------------------------------------------------
Total return b .....................................        (.35)%      6.41%       6.35%      12.16%      (3.08)%      5.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................     $761,434    $778,716    $731,972    $654,709    $617,407    $681,818
Ratios to average net assets:
 Expenses ..........................................         .64%c       .65%        .65%        .67%        .65%        .65%
 Net investment income .............................        4.47%c      4.68%       4.86%       5.24%       5.23%       5.06%
Portfolio turnover rate ............................        6.46%      17.95%       6.11%      20.19%      21.21%       5.43%


a Based on average weighted shares outstanding beginning with year ended February
  29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d The fund made a capital gain distribution of $.003.




                                                         Semiannual Report | 125

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND (CONTINUED)

                                                                --------------------------------------------------------------
                                                                SIX MONTHS ENDED
                                                                 AUGUST 31, 2003           YEAR ENDED FEBRUARY 28,
CLASS B                                                            (UNAUDITED)      2003        2002        2001        2000 D
                                                                --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................         $12.09      $11.90      $11.74      $11.00      $10.89
                                                                --------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................................            .24         .49         .51         .54         .06
 Net realized and unrealized gains (losses) ..................           (.31)        .19         .16         .73         .10
                                                                --------------------------------------------------------------
Total from investment operations .............................           (.07)        .68         .67        1.27         .16
                                                                --------------------------------------------------------------
Less distributions from net investment income ................           (.24)       (.49)       (.51)       (.53)       (.05)
                                                                --------------------------------------------------------------
Net asset value, end of period ...............................         $11.78      $12.09      $11.90      $11.74      $11.00
                                                                --------------------------------------------------------------

Total return b ...............................................          (.62)%      5.88%       5.82%      11.81%       1.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................        $74,203     $67,994     $36,461      $9,798        $226
Ratios to average net assets:
 Expenses ....................................................          1.19%c      1.20%       1.20%       1.21%       1.20%c
 Net investment income .......................................          3.92%c      4.13%       4.31%       4.64%       4.66%c
Portfolio turnover rate ......................................          6.46%      17.95%       6.11%      20.19%      21.21%


a Based on average weighted shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d For the period February 1, 2000 (effective date) to February 29, 2000.





126  |  Semiannual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND (CONTINUED)

                                                      ------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2003                 YEAR ENDED FEBRUARY 28,
CLASS C                                                  (UNAUDITED)     2003        2002        2001        2000        1999
                                                      ------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................      $12.11      $11.93      $11.77      $11.05      $12.03      $11.98
                                                      ------------------------------------------------------------------------
Income from investment operations:
 Net investment income a.............................         .24         .50         .51         .53         .54         .54
 Net realized and unrealized gains (losses) .........        (.31)        .18         .16         .72        (.98)        .06
                                                      ------------------------------------------------------------------------
Total from investment operations ....................        (.07)        .68         .67        1.25        (.44)        .60
                                                      ------------------------------------------------------------------------
Less distributions from net investment income .......        (.24)       (.50)       (.51)       (.53)       (.54)d      (.55)
                                                      ------------------------------------------------------------------------
Net asset value, end of period ......................      $11.80      $12.11      $11.93      $11.77      $11.05      $12.03
                                                      ------------------------------------------------------------------------

Total return b ......................................       (.64)%      5.80%       5.81%      11.59%      (3.69)%      5.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................    $105,657    $100,410     $74,104     $53,381     $46,403     $48,715
Ratios to average net assets:
 Expenses ...........................................       1.22%c      1.18%       1.20%       1.21%       1.20%       1.21%
 Net investment income ..............................       3.89%c      4.15%       4.31%       4.69%       4.67%       4.50%
Portfolio turnover rate .............................       6.46%      17.95%       6.11%      20.19%      21.21%       5.43%



a Based on average weighted shares outstanding beginning with year ended February
  29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d The fund made a capital gain distribution of $.003.




                    Semiannual Report | See notes to financial statements. | 127

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)



----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.8%
  BONDS 98.8%
  Aberdeen Township GO, Refunding, FGIC Insured, 5.70%, 2/01/22 .........................   $  4,100,000    $    4,377,939
  Allamuchy Town Board of Education COP, MBIA Insured, 6.00%, 11/01/14 ..................      1,000,000         1,069,420
  Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project,
    MBIA Insured, ETM, 7.40%, 7/01/16 ...................................................      9,500,000        12,055,310
  Berkeley Township Board of Education GO, FSA Insured, 4.75%, 8/01/22 ..................      1,975,000         1,950,648
  Branchburg Township Board of Education GO, FGIC Insured, 5.00%,
     7/15/26 ............................................................................      1,230,000         1,231,513
     7/15/27 ............................................................................      1,300,000         1,300,754
     7/15/28 ............................................................................      1,365,000         1,364,918
     7/15/29 ............................................................................      1,440,000         1,437,840
  Camden County Improvement Authority Health System Revenue, Catholic Health East,
    Series B, AMBAC Insured, 5.00%, 11/15/28 ............................................     11,600,000        11,484,348
  Cape May County IPC, Financing Authority Revenue, Atlantic City Electric Co., Refunding,
    Series A, MBIA Insured, 6.80%, 3/01/21 ..............................................      5,400,000         6,719,976
  Carteret Board of Education COP, MBIA Insured,
     5.75%, 1/15/30 .....................................................................      1,155,000         1,230,872
     Pre-Refunded, 6.25%, 4/15/19 .......................................................      2,750,000         2,963,895
  Delaware River and Bay Authority Revenue,
     FGIC Insured, 5.25%, 1/01/26 .......................................................      9,000,000         9,082,440
     MBIA Insured, 5.00%, 1/01/27 .......................................................     10,000,000         9,904,200
     Series A, AMBAC Insured, 5.75%, 1/01/29 ............................................      4,000,000         4,272,880
  Delaware River Port Authority Pennsylvania and New Jersey Delaware River Bridges Revenue,
    FSA Insured, 5.75%,
     1/01/22 ............................................................................      8,500,000         9,122,115
     1/01/26 ............................................................................     10,000,000        10,612,900
  East Orange GO, Water Utility, AMBAC Insured, 5.70%,
     6/15/23 ............................................................................      1,200,000         1,257,732
     6/15/24 ............................................................................      1,385,000         1,444,389
     6/15/25 ............................................................................      1,465,000         1,525,285
  Egg Harbor Township School District, Refunding, FGIC Insured, 5.125%, 7/15/24 .........      4,870,000         4,937,255
  Freehold Township Board Education GO, MBIA Insured, 5.00%, 2/15/30 ....................      1,500,000         1,497,765
  Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
    Waste Management Inc. Project,
     Refunding, Series A, 6.85%, 12/01/29 ...............................................      1,375,000         1,535,545
     Refunding, Series B, 7.00%, 12/01/29 ...............................................      1,250,000         1,395,262
  Hammonton School District GO, FGIC Insured, 5.00%,
     8/01/26 ............................................................................      1,155,000         1,156,594
     8/01/27 ............................................................................      1,215,000         1,215,814
  Health Care Facilities Financing Authority Revenue,Englewood Hospital, MBIA Insured,
    5.00%, 8/01/31 ......................................................................      7,330,000         7,231,925
  Higher Education Student Assistance Authority Student Loan Revenue, Series A,
    MBIA Insured, 6.15%, 6/01/19 ........................................................      2,500,000         2,626,775
  Highland Park School District GO, Refunding, MBIA Insured, 5.125%, 2/15/25 ............      7,120,000         7,166,138
  Hoboken GO, Parking Utility, Series A, FGIC Insured, 5.00%, 1/01/23 ...................      4,315,000         4,349,908
  Hoboken New Jersey Parking Authority Parking Revenue, AMBAC Insured, 5.30%, 5/01/27 ...      3,600,000         4,058,460
  Hudson County Improvement Authority Solid Waste Systems Revenue, Koppers Site Project,
    Series A, 6.125%, 1/01/29 ...........................................................      6,510,000         5,996,556



128  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Irvington Township GO, Refunding, Series B, MBIA Insured, 5.00%, 7/15/33 ..............   $ 15,000,000    $   14,907,000
  Jackson Township School District GO, FGIC Insured, 5.00%, 4/15/25 .....................      3,000,000         3,008,160
  Jersey City GO,
     FSA Insured, 5.00%, 3/01/21 ........................................................      1,500,000         1,518,225
     Series A, FSA Insured, 5.625%, 3/01/20 .............................................      1,000,000         1,071,380
  Lafayette Yard Community Development Revenue, Hotel/Conference Center Project-Trenton
    Guaranteed, MBIA Insured, Pre-Refunded,
     6.00%, 4/01/29 .....................................................................      1,750,000         2,035,652
     5.80%, 4/01/35 .....................................................................      2,520,000         2,901,830
  Middlesex County COP, MBIA Insured, 5.00%, 8/01/31 ....................................      3,250,000         3,220,880
  Middlesex County Improvement Authority Revenue, Administration Building Residential Project,
    FNMA Insured,
     5.25%, 7/01/21 .....................................................................        750,000           761,962
     5.35%, 7/01/34 .....................................................................      1,575,000         1,574,874
  Middletown Township GO, Board of Education, MBIA Insured, Pre-Refunded, 5.85%,
     8/01/24 ............................................................................      4,295,000         4,856,528
     8/01/25 ............................................................................          5,000             5,654
  Monroe Township Municipal Utilities Authority Middlesex County Revenue, Refunding,
    FGIC Insured, 5.00%, 2/01/26 ........................................................      1,000,000           999,950
  New Jersey Building Authority State Building Revenue, Series A, FSA Insured, 5.00%,
    12/15/22 ............................................................................      1,000,000         1,009,540
  New Jersey EDA,
     EDR, School Revenue, Blair Academy, 1995 Project, Series N, 6.90%, 12/01/11 ........      2,765,000         2,799,065
     Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%, 12/01/10 .....      6,370,000         6,506,573
     Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%, 12/01/04 .....      1,360,000         1,379,135
     Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%, 12/01/07 .....      2,720,000         2,780,275
     Lease Revenue, International Center for Public Health Project,
      University of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ...............      5,000,000         5,440,650
     Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series A,
      AMBAC Insured, 6.25%, 8/01/24 .....................................................      8,200,000         8,710,532
     PCR, Jersey Central Power and Light, 7.10%, 7/01/15 ................................        550,000           562,281
     Revenue, Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%,
      1/01/16 ...........................................................................      2,500,000         2,654,650
     Revenue, Jewish Community Housing Corp. Metropolitan Project, 5.90%, 12/01/31 ......      5,110,000         5,341,892
     School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16 ..............      1,640,000         1,701,976
     State Lease Revenue, Liberty State Park Lease Rental, Refunding, AMBAC Insured, 5.75%,
      3/15/20 ...........................................................................      4,605,000         4,966,170
     Terminal Revenue, GATX Terminals Corp. Project, 6.65%, 9/01/22 .....................      7,440,000         7,621,164
     Water Facilities Revenue, Hackensack Water Co. Project, Refunding, Series A,
      MBIA Insured, 5.80%, 3/01/24 ......................................................      1,000,000         1,034,770
     Water Facilities Revenue, Refunding, AMBAC Insured, 5.00%, 9/01/32 .................        560,000           556,601
  New Jersey EDA Revenue,
     School Facilities Construction, Series A, AMBAC Insured, 5.00%, 6/15/21 ............     15,000,000        15,143,250
     School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 .............     22,000,000        21,330,320
     Series A, AMBAC Insured, 5.00%, 4/01/28 ............................................     14,545,000        14,402,314
     Transportation Project, Sublease, Series A, FSA Insured, 5.25%, 5/01/17 ............      5,000,000         5,253,950
     Transportation Project, Sublease, Series A, FSA Insured, 5.00%, 5/01/18 ............      2,000,000         2,052,360



                                                         Semiannual Report | 129

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  New Jersey Health Care Facilities Financing Authority Revenue,
     5.75%, 7/01/28 .....................................................................   $ 11,000,000    $   10,715,430
     Atlantic City Medical Center, Refunding, 5.75%, 7/01/25 ............................      5,000,000         5,100,050
     Atlantic Health Systems, Series A, AMBAC Insured, 5.00%, 7/01/27 ...................      7,500,000         7,437,600
     Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 ..................................      5,725,000         5,756,831
     Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 .................      5,000,000         5,122,650
     East Orange General Hospital, Series B, 7.75%, 7/01/20 .............................      4,775,000         4,515,622
     Franciscan St. Mary's Hospital, ETM, 5.875%, 7/01/12 ...............................      3,900,000         4,380,012
     Hackensack University Medical Center, 6.00%, 1/01/34 ...............................     10,000,000        10,260,900
     Holy Name Hospital, 6.00%, 7/01/25 .................................................      3,000,000         3,004,080
     Holy Name Hospital, AMBAC Insured, 5.25%, 7/01/20 ..................................      3,000,000         3,087,630
     Jersey City Medical Center, AMBAC Insured, 5.00%, 8/01/31 ..........................      7,000,000         6,906,340
     Jersey Shore Medical Center, Refunding, AMBAC Insured, 5.875%, 7/01/24 .............        975,000         1,000,935
     JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 ...............      7,855,000         7,863,483
     Medical Center at Princeton Obligation Group, AMBAC Insured, 5.00%, 7/01/28 ........      7,000,000         6,930,770
     Meridian Health Systems Obligation Group, FSA Insured, 5.375%, 7/01/24 .............      6,500,000         6,657,885
     Meridian Health Systems Obligation Group, FSA Insured, 5.25%, 7/01/29 ..............     20,000,000        20,192,600
     Monmouth Medical Center, Series C, FSA Insured, Pre-Refunded, 6.25%, 7/01/24 .......      8,250,000         8,768,512
     Pascack Valley Hospital Association, 5.125%, 7/01/28 ...............................      6,000,000         4,724,640
     Robert Wood Johnson University Hospital, 5.75%, 7/01/25 ............................      5,000,000         5,220,050
     South Jersey Hospital, 5.875%, 7/01/21 .............................................     10,000,000        10,043,400
     South Jersey Hospital, 6.00%, 7/01/32 ..............................................     18,600,000        18,522,252
     Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 ........................      2,000,000         1,983,360
     St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 5.75%,
      7/01/16 ...........................................................................      1,000,000         1,082,050
     St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 6.00%,
      7/01/26 ...........................................................................      1,000,000         1,072,410
     St. Peters University Hospital, Series A, 6.875%, 7/01/30 ..........................      1,500,000         1,579,305
  New Jersey State Building Authority State Building Revenue, Refunding, 5.00%, 6/15/15 .      5,000,000         5,266,050
  New Jersey State Educational Facilities Authority Revenue,
     Bloomfield College, Series A, 6.85%, 7/01/30 .......................................      1,360,000         1,450,522
     Capital Improvement Funding Project, Series A, FSA Insured, 5.00%, 9/01/20 .........      8,000,000         8,132,080
     FGIC Insured, 5.50%, 7/01/30 .......................................................      6,615,000         6,850,163
     Montclair State University, Series F, FGIC Insured, 5.00%, 7/01/31 .................      5,000,000         4,969,900
     New Jersey Institute of Technology, Refunding, Series A, MBIA Insured, 6.00%,
      7/01/24 ...........................................................................      1,455,000         1,534,821
     New Jersey Institute of Technology, Series A, MBIA Insured, 6.00%, 7/01/15 .........      4,000,000         4,223,200
     New Jersey Institute of Technology, Series G, MBIA Insured, 4.75%, 7/01/31 .........      2,000,000         1,913,600
     Ramapo College, Series D, AMBAC Insured, 5.00%, 7/01/25 ............................      1,000,000         1,001,210
     Ramapo College, Series D, AMBAC Insured, 5.00%, 7/01/31 ............................      1,500,000         1,490,970
     Rowan College, Series E, AMBAC Insured, Pre-Refunded, 6.00%, 7/01/26 ...............      9,810,000        11,041,547
     Rowan University, Series C, FGIC Insured, 5.00%, 7/01/31 ...........................      2,000,000         1,987,960
     Rowan University, Series K, FGIC Insured, 5.00%, 7/01/27 ...........................      1,000,000           998,550
     Rowan University, Series K, FGIC Insured, 5.00%, 7/01/33 ...........................      1,000,000           993,790
     Seton Hall University Project, Series G, AMBAC Insured, 5.00%, 7/01/26 .............      1,870,000         1,869,869
     Stevens Institute of Technology, Series I, 5.00%, 7/01/18 ..........................      1,100,000         1,116,434
     Stevens Institute of Technology, Series I, 5.00%, 7/01/28 ..........................      1,575,000         1,524,852
     University of Medical Dentistry, Series C, AMBAC Insured, 5.125%, 12/01/29 .........      2,700,000         2,719,143



130  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  New Jersey State Highway Authority Garden State Parkway General Revenue, 6.20%,
    1/01/10 .............................................................................   $  5,000,000    $    5,741,800
  New Jersey State Housing and Mortgage Finance Agency MFHR,
     GO, Series D, FSA Insured, 5.50%, 5/01/22 ..........................................        970,000           978,294
     Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 ................................      5,000,000         5,220,100
     Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 ................................     12,070,000        12,492,088
     Series A1, FSA Insured, 6.35%, 11/01/31 ............................................      2,000,000         2,111,820
     Series B, FSA Insured, 6.25%, 11/01/26 .............................................      2,000,000         2,112,180
     Series E1, FSA Insured, 5.70%, 5/01/20 .............................................      3,525,000         3,694,729
     Series E1, FSA Insured, 5.75%, 5/01/25 .............................................      1,630,000         1,695,771
  New Jersey State Housing and Mortgage Finance Agency Revenue,
     Home Buyer, Series J, MBIA Insured, 6.20%, 10/01/25 ................................      4,555,000         4,664,320
     Home Buyer, Series N, MBIA Insured, 6.35%, 10/01/27 ................................      2,385,000         2,457,504
     Home Buyer, Series U, MBIA Insured, 5.85%, 4/01/29 .................................     12,000,000        12,319,680
     Home Buyer, Series CC, MBIA Insured, 5.875%, 10/01/31 ..............................      4,990,000         5,124,680
     SFMR, Home Buyer, Series Z, MBIA Insured, 5.70%, 10/01/17 ..........................      6,080,000         6,303,562
  New Jersey State Transportation Corp. COP, Federal Transportation Administration Grants,
    Series A, AMBAC Insured, Pre-Refunded, 6.125%, 9/15/15 ..............................      2,000,000         2,323,260
  New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
    Refunding, Series B, MBIA Insured, 5.00%, 12/15/21 ..................................     10,000,000        10,100,600
  New Jersey State Turnpike Authority Turnpike Revenue, Series A, MBIA Insured,
     5.60%, 1/01/22 .....................................................................      7,500,000         7,936,575
     5.50%, 1/01/25 .....................................................................     16,300,000        16,932,929
  New Jersey State Turnpike Authority Turnpike Revenue GO, Series A, FGIC Insured, 5.00%,
    1/01/27 .............................................................................     18,000,000        17,974,080
  North Brunswick Township Board of Education GO, Refunding, FGIC Insured, 5.00%,
    2/01/15 .............................................................................      2,000,000         2,085,080
  North Hudson Sewer Authority New Jersey Sewer Revenue, Series C, MBIA Insured, 5.00%,
     8/01/22 ............................................................................      1,000,000         1,008,400
     8/01/31 ............................................................................      1,000,000           994,000
  North Plainfield Board of Education GO, FSA Insured, 4.875%, 8/15/25 ..................      1,020,000         1,008,454
  Ocean County Board of Education GO, Cape May, FGIC Insured, 5.00%,
     4/01/21 ............................................................................      2,155,000         2,184,761
     4/01/22 ............................................................................      2,142,000         2,162,092
  Passaic Valley Sewer Commissioners GO, Sewer System, Refunding, Series E,
    AMBAC Insured, 5.75%, 12/01/22 ......................................................      8,925,000         9,658,992
  Port Authority of New York and New Jersey Revenue,
     120th Series, MBIA Insured, 5.50%, 10/15/35 ........................................      5,000,000         5,095,750
     121st Series, MBIA Insured, 5.375%, 10/15/35 .......................................      3,000,000         3,084,840
     Consolidated 94th Series, 6.00%, 12/01/16 ..........................................      2,000,000         2,113,760
     Consolidated 94th Series, 6.00%, 6/01/17 ...........................................      5,000,000         5,281,200
     Consolidated, 109th Series, FSA Insured, 5.375%, 7/15/27 ...........................      2,500,000         2,565,325
     Consolidated, 125th Series, FSA Insured, 5.00%, 4/15/32 ............................     23,950,000        23,987,841
     Delta Air Lines Special Project, Series 1, 6.95%, 6/01/08 ..........................      5,000,000         5,022,450
  Port Authority of New York and New Jersey Special Obligation Revenue,
     4th Installment, Special Project, 6.75%, 10/01/11 ..................................      2,500,000         2,561,100
     John F. Kennedy International Air Terminal, MBIA Insured, 5.75%, 12/01/22 ..........      8,000,000         8,444,800



                                                         Semiannual Report | 131

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Puerto Rico Commonwealth GO,
     Pre-Refunded, 6.45%, 7/01/17 .......................................................   $  3,000,000    $    3,178,590
     Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 ........................     22,005,000        22,250,796
     Public Improvement, Series A, 5.00%, 7/01/27 .......................................     11,555,000        11,302,292
     Public Improvement, Series A, FGIC Insured, 5.00%, 7/01/32 .........................      3,000,000         3,006,150
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series B, Pre-Refunded, 6.00%, 7/01/39 .............................................     10,000,000        11,717,400
     Series D, 5.375%, 7/01/36 ..........................................................      5,000,000         5,064,450
     Series D, 5.25%, 7/01/38 ...........................................................      5,000,000         5,003,100
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation Bonds,
    Series A, ETM, 5.50%, 10/01/32 ......................................................      1,000,000         1,068,440
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
     7.50%, 7/01/09 .....................................................................         60,000            60,154
     AMBAC Insured, 5.00%, 7/01/28 ......................................................     15,000,000        15,055,500
  Puerto Rico Commonwealth Urban Renewal and Housing Corp. Revenue,
    Commonwealth Appropriation, Refunding, 7.875%, 10/01/04 .............................        365,000           366,872
  Puerto Rico Electric Power Authority Revenue,
     Series II, 5.25%, 7/01/31 ..........................................................     18,000,000        18,081,000
     Series X, Pre-Refunded, 6.00%, 7/01/15 .............................................      2,000,000         2,212,260
     Series X, Pre-Refunded, 6.125%, 7/01/21 ............................................      5,000,000         5,541,900
  Puerto Rico HFC, Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ..................      2,920,000         2,927,242
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ...........      1,000,000         1,002,220
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 .............     25,000,000        25,410,750
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A,
    MBIA Insured, 5.00%, 8/01/29 ........................................................      5,000,000         5,019,200
  Salem County IPC, Financing Authority Revenue, Public Services, Electric and Gas Co.,
    Refunding, Series D, MBIA Insured, 6.55%, 10/01/29 ..................................      5,000,000         5,347,500
  South Brunswick Township Board of Education GO, Refunding, Series AA, FGIC Insured,
    5.50%, 8/01/24 ......................................................................      1,720,000         1,782,178
  South Jersey Transportation Authority Transportation Systems Revenue, AMBAC Insured,
    5.00%, 11/01/29 .....................................................................     12,000,000        11,947,080
  Tobacco Settlement Financing Corp. Revenue, Asset Backed, Refunding, 6.00%, 6/01/37 ...     13,000,000         9,684,350
  Union County Improvement Authority Revenue, FSA Insured, 5.00%, 3/01/34 ...............      5,000,000         4,945,950
  Union County Utilities Authority Solid Waste Revenue, sub. lease, Ogden Martin, Series A,
    AMBAC Insured, 5.35%, 6/01/23 .......................................................      2,705,000         2,736,784
  University of Medicine and Dentistry COP,
     AMBAC Insured, 5.00%, 4/15/32 ......................................................      3,500,000         3,463,005
     Series A, MBIA Insured, 5.00%, 9/01/22 .............................................      1,700,000         1,751,714
  University of Medicine and Dentistry Revenue, Series A, AMBAC Insured, 5.00%,
     12/01/24 ...........................................................................      2,500,000         2,509,000
     12/01/31 ...........................................................................     28,395,000        28,222,642
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/15 ...........................................................................      2,500,000         2,564,625
     10/01/18 ...........................................................................      3,045,000         3,075,054
     10/01/22 ...........................................................................      2,000,000         1,995,220
  Washington Township Board of Education GO, Mercer County, FGIC Insured, 5.00%,
    1/01/28 .............................................................................      4,497,000         4,496,685



132  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  West Orange County Board of Education COP, MBIA Insured, 5.625%, 10/01/29 .............   $  2,000,000    $    2,071,020
  Woodbridge Township GO, FGIC Insured, 5.00%, 7/15/24 ..................................      1,220,000         1,225,441
                                                                                                            ----------------
  TOTAL BONDS ...........................................................................                      930,229,773
                                                                                                            ----------------
  ZERO COUPON BONDS
  Middlesex County COP, MBIA Insured, 6/15/24 ...........................................      1,000,000           323,840
                                                                                                            ----------------
  TOTAL LONG TERM INVESTMENTS (COST $901,022,738) .......................................                      930,553,613
                                                                                                            ----------------
  SHORT TERM INVESTMENTS .1%
a Camden County Improvement Authority Revenue, Senior Redevelopment,
    Harvest Village Project, Series A, Daily VRDN and Put, .80%, 7/01/29 ................        400,000           400,000
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, .85%, 7/01/28 .........................        100,000           100,000
                                                                                                            ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $500,000) ..........................................                          500,000
                                                                                                            ----------------
  TOTAL INVESTMENTS (COST $901,522,738) 98.9% ...........................................                      931,053,613
  OTHER ASSETS, LESS LIABILITIES 1.1% ...................................................                       10,239,657
                                                                                                            ----------------
  NET ASSETS 100.0% .....................................................................                   $  941,293,270
                                                                                                            ----------------


See glossary of terms on page 152.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                    Semiannual Report | See notes to financial statements. | 133

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN OREGON TAX-FREE INCOME FUND

                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 2003                  YEAR ENDED FEBRUARY 28,
CLASS A                                                 (UNAUDITED)      2003        2002        2001        2000        1999
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............         $11.69      $11.52      $11.42      $10.81      $11.83      $11.86
                                                     -------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .........................            .26         .53         .55         .58         .58         .59
 Net realized and unrealized gains (losses) ......           (.24)        .18         .11         .61       (1.02)       (.01)
                                                     -------------------------------------------------------------------------
Total from investment operations .................            .02         .71         .66        1.19        (.44)        .58
                                                     -------------------------------------------------------------------------
Less distributions from net investment income ....           (.26)       (.54)       (.56)       (.58)       (.58)       (.61)
                                                     -------------------------------------------------------------------------
Net asset value, end of period ...................         $11.45      $11.69      $11.52      $11.42      $10.81      $11.83
                                                     -------------------------------------------------------------------------

Total return b ...................................           .17%       6.32%       5.95%      11.25%      (3.76)%      5.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $536,888    $559,531    $513,733    $457,613    $432,675    $483,664
Ratios to average net assets:
 Expenses ........................................           .65%c       .65%        .67%        .67%        .66%        .67%
 Net investment income ...........................          4.40%c      4.63%       4.79%       5.20%       5.16%       5.00%
Portfolio turnover rate ..........................          3.05%       8.92%      19.36%      16.22%      24.58%      10.65%



a Based on average weighted shares outstanding beginning with year ended
  February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized




134  |  Semiannual Report

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND (CONTINUED)

                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 2003                   YEAR ENDED FEBRUARY 28,
CLASS C                                                 (UNAUDITED)      2003        2002        2001        2000        1999
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $11.79      $11.61      $11.50      $10.88      $11.90      $11.92
                                                     -------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................           .22         .48         .49         .52         .52         .53
 Net realized and unrealized gains (losses) .......          (.24)        .18         .12         .62       (1.02)         --
                                                     -------------------------------------------------------------------------
Total from investment operations ..................          (.02)        .66         .61        1.14        (.50)        .53
                                                     -------------------------------------------------------------------------
Less distributions from net investment income .....          (.23)       (.48)       (.50)       (.52)       (.52)       (.55)
                                                     -------------------------------------------------------------------------
Net asset value, end of period ....................        $11.54      $11.79      $11.61      $11.50      $10.88      $11.90
                                                     -------------------------------------------------------------------------

Total return b ....................................         (.19)%      5.79%       5.50%      10.58%      (4.36)%      4.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $78,493     $75,491     $56,449     $38,733     $34,071     $32,962
Ratios to average net assets:
 Expenses .........................................         1.25%c      1.17%       1.22%       1.22%       1.21%       1.23%
 Net investment income ............................         3.80%c      4.11%       4.24%       4.65%       4.62%       4.44%
Portfolio turnover rate ...........................         3.05%       8.92%      19.36%      16.22%      24.58%      10.65%


a Based on average weighted shares outstanding beginning with year ended
  February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized



                    Semiannual Report | See notes to financial statements. | 135

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)



----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 99.2%
  BONDS 96.6%
  Bend Sewer Revenue, AMBAC Insured, 5.375%, 10/01/20 ...................................   $  1,550,000    $    1,628,476
  Benton and Linn County School District No. 509J GO, Corvallis, FSA Insured, 5.00%,
    6/01/22 .............................................................................      7,295,000         7,372,984
  Benton County Hospital Facilities Authority Revenue, Samaritan Health Services Project,
    Refunding,
     5.20%, 10/01/17 ....................................................................      4,000,000         4,068,480
     5.125%, 10/01/28 ...................................................................      4,500,000         4,312,980
  Children's Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
    5.625%, 5/15/43 .....................................................................     10,000,000         7,943,300
  Clackamas County Hospital Facilities Authority Revenue,
     Gross Willamette Falls, Refunding, 5.75%, 4/01/15 ..................................      2,250,000         2,261,092
     Kaiser Permanente, Series A, 5.375%, 4/01/14 .......................................      2,500,000         2,621,175
     Willamette Falls Hospital Project, 6.00%, 4/01/19 ..................................      1,000,000         1,006,590
     Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ...........................        500,000           514,025
     Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ...........................      1,500,000         1,530,465
  Clackamas County School District No. 007J Lake Oswego GO, MBIA Insured,
    5.00%, 6/01/26 ......................................................................      5,000,000         5,018,750
  Clackamas County School District No. 86 GO, 5.25%, 6/15/20 ............................      3,000,000         3,110,490
  Clackamas County School District No. 108 GO, FSA Insured, 5.00%, 6/15/25 ..............      5,000,000         5,022,000
  Clatsop County School District No. 001 Astoria GO, Refunding, FSA Insured, 4.65%,
    6/15/19 .............................................................................      2,265,000         2,272,950
  Coos County School District No. 13 GO, North Bend, FSA Insured, 5.00%, 6/15/22 ........      2,520,000         2,544,797
  Curry County School District No. 17-C Brookings Harbor GO, 5.375%, 12/15/20 ...........      2,750,000         2,887,335
  Deschutes County Administrative School District No. 1 GO, Series A, FSA Insured,
    5.125%, 6/15/21 .....................................................................      3,500,000         3,582,005
  Deschutes County Hospital Facilities Authority Hospital Revenue, St. Charles Medical Center,
    6.00%, 1/01/13 ......................................................................      3,000,000         3,147,960
  Douglas County Hospital Facilities Authority Revenue, Catholic Health Facilities, Series B,
    MBIA Insured, 6.00%, 11/15/15 .......................................................      1,950,000         2,080,318
  Eugene Public Safety Facilities GO, FGIC Insured, 5.70%, 6/01/16 ......................        500,000           541,155
  Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 9/01/09 ......................        615,000           616,636
  Gresham Stormwater Revenue, FGIC Insured, 5.30%, 5/01/21 ..............................      1,190,000         1,238,504
  Guam Airport Authority Revenue, Series B,
     6.60%, 10/01/10 ....................................................................        750,000           766,155
     6.70%, 10/01/23 ....................................................................      1,900,000         1,939,900
  Hermiston GO, MBIA Insured, 4.50%, 12/01/28 ...........................................      1,000,000           931,390
  Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project,
    Asset Guaranteed, 5.375%,
     10/01/26 ...........................................................................      2,000,000         2,024,060
     10/01/31 ...........................................................................      2,000,000         2,029,340
  Jackson County School District No. 4 GO, Phoenix-Talent District, FSA Insured,
    5.00%, 6/15/20 ......................................................................      2,000,000         2,047,740
  Jackson County School District No. 9 Eagle Point GO, 5.00%,
     6/15/20 ............................................................................      1,680,000         1,701,487
     6/15/21 ............................................................................      1,500,000         1,510,455
  Klamath Falls Inter Community Hospital Authority Revenue, Merle West Medical Center Project,
    Refunding, 6.25%, 9/01/31 ...........................................................      5,250,000         5,351,482



136  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Lane and Douglas Counties School District No. 045J3 GO, South Lane District,
    Refunding, FSA Insured, 4.75%, 6/15/25 ..............................................   $  3,510,000    $    3,425,971
  Lane County PCR, Weyerhaeuser Co. Project, Refunding, 6.50%, 7/01/09 ..................     11,575,000        11,918,662
  Lane County School District No. 052 Bethel GO, Refunding, FSA Insured, 5.00%, 6/15/20 .      5,700,000         5,850,366
  Lane County School District No. 4J Eugene GO, FSA Insured, 4.75%, 7/01/22 .............      5,150,000         5,080,320
  Lebanon Wastewater Revenue, Refunding, 5.875%, 6/01/20 ................................      2,425,000         2,458,538
  Linn County Community School District No. 9 GO, MBIA Insured, Pre-Refunded,
    5.375%, 6/15/30 .....................................................................      5,000,000         5,609,350
  Linn County School District No. 55 GO, Sweet Home, FSA Insured, 5.00%, 6/15/29 ........      1,000,000         1,001,840
  Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured,
    7.50%, 10/20/25 .....................................................................      1,185,000         1,284,493
  Medford Hospital Facilities Authority Revenue, Asante Health System, Series A,
    MBIA Insured, 5.00%,
     8/15/18 ............................................................................      8,000,000         8,160,480
     8/15/24 ............................................................................      5,300,000         5,321,465
  Multnomah County COP, Series A, 4.75%, 8/01/16 ........................................      1,000,000         1,025,320
  Multnomah County Educational Facilities Revenue, University of Portland Project,
    6.00%, 4/01/25 ......................................................................      2,000,000         2,093,700
  Multnomah County School District No. 40 GO, FSA Insured, 5.00%, 12/01/20 ..............      3,490,000         3,568,420
  Multnomah-Clackamas Counties Centennial School District No. 28-302 GO, FGIC Insured,
    5.00%, 6/15/21 ......................................................................      5,000,000         5,093,200
  Northern Wasco County Peoples Utilities District Hydroelectric Revenue,
    McNary Dam Fishway Project, 5.20%, 12/01/24 .........................................      5,000,000         5,052,250
  Oak Lodge Water District GO, AMBAC Insured,
     7.40%, 12/01/08 ....................................................................        215,000           229,517
     7.50%, 12/01/09 ....................................................................        215,000           229,779
  Oregon Board Higher Education GO, Refunding, 5.00%, 8/01/31 ...........................      2,000,000         1,982,080
  Oregon City Sewer Revenue, Pre-Refunded, 6.875%, 10/01/19 .............................      4,000,000         4,477,240
  Oregon Health Sciences University Revenue, Series A, MBIA Insured, 5.00%, 7/01/32 .....     23,750,000        23,569,025
  Oregon State Board Higher Education GO, Series A, 5.00%, 8/01/33 ......................      1,520,000         1,508,266
  Oregon State Department of Administrative Services COP,
     Refunding, Series A, AMBAC Insured, 5.00%, 5/01/24 .................................     10,000,000        10,072,500
     Refunding, Series A, FSA Insured, 4.50%, 5/01/23 ...................................      1,545,000         1,465,618
     Refunding, Series B, AMBAC Insured, 5.00%, 5/01/26 .................................      7,500,000         7,530,900
     Series A, AMBAC Insured, Pre-Refunded, 6.00%, 5/01/26 ..............................      2,000,000         2,329,880
  Oregon State Department of Transportation Revenue, Regional Light Rail Federal
    Westside Project, MBIA Insured,
     6.10%, 6/01/07 .....................................................................      2,000,000         2,114,860
     6.20%, 6/01/08 .....................................................................      2,500,000         2,645,400
     Pre-Refunded, 6.25%, 6/01/09 .......................................................      1,750,000         1,852,427
  Oregon State Department of Transportation Usertax Revenue, Series A, 5.125%,
     11/15/23 ...........................................................................      5,000,000         5,071,050
     11/15/26 ...........................................................................     14,200,000        14,307,636
  Oregon State EDR, Georgia Pacific Corp. Project, Series CLVII, 6.35%, 8/01/25 .........      7,910,000         6,915,238
  Oregon State GO,
     Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/27 .................      6,000,000         5,958,360
     Board of Higher Education, Series A, 5.65%, 8/01/27 ................................      4,440,000         4,656,628



                                                         Semiannual Report | 137

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Oregon State GO, (cont.)
     Board of Higher Education, Series C, 5.65%, 8/01/27 ................................   $  1,460,000    $    1,531,233
     Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/15 ...................        910,000           952,242
     Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/21 ...................        455,000           472,963
     Elderly and Disabled Housing Authority, Series A, 5.375%, 8/01/28 ..................      1,950,000         1,979,932
     Elderly and Disabled Housing Authority, Series B, 6.10%, 8/01/17 ...................      1,410,000         1,453,174
     Elderly and Disabled Housing Authority, Series B, 6.25%, 8/01/23 ...................      2,015,000         2,102,572
     Elderly and Disabled Housing Authority, Series B, 6.375%, 8/01/24 ..................        135,000           136,559
     Elderly and Disabled Housing Authority, Series C, 6.50%, 8/01/22 ...................        335,000           338,886
     State Board of Higher Education, Series A, 5.60%, 8/01/25 ..........................      8,000,000         8,302,320
     State Board of Higher Education, Series A, 5.50%, 8/01/29 ..........................      2,000,000         2,095,760
     Veteran's Welfare, Series 75, 5.85%, 10/01/15 ......................................        525,000           547,381
     Veteran's Welfare, Series 75, 5.875%, 10/01/18 .....................................        280,000           289,752
     Veteran's Welfare, Series 75, 6.00%, 4/01/27 .......................................      1,365,000         1,408,107
     Veteran's Welfare, Series 76-A, 6.05%, 10/01/28 ....................................      1,905,000         1,989,049
     Veteran's Welfare, Series 77, 5.30%, 10/01/29 ......................................      3,445,000         3,479,484
     Veteran's Welfare, Series A, 5.70%, 10/01/32 .......................................      5,355,000         5,466,170
  Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
     Lewis and Clark College Project, Series A, MBIA Insured, 6.125%, 10/01/24 ..........     10,500,000        11,166,015
     Peacehealth, AMBAC Insured, 5.00%, 11/15/26 ........................................      5,500,000         5,523,760
     Reed College Project, Series A, 5.75%, 7/01/32 .....................................     10,735,000        11,321,346
  Oregon State Housing and Community Services Department HFR, Multi-Unit,
     Series A, FHA Insured, 6.80%, 7/01/13 ..............................................      6,275,000         6,286,107
     Series C, FHA Insured, 6.85%, 7/01/22 ..............................................        180,000           180,401
  Oregon State Housing and Community Services Department MFR, Housing, Series A,
    6.15%, 7/01/21 ......................................................................        910,000           952,269
  Oregon State Housing and Community Services Department MFHR, Series B,
    6.00%, 7/01/31 ......................................................................      5,000,000         5,160,400
  Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program,
     Series A, 6.35%, 7/01/14 ...........................................................      1,525,000         1,573,480
     Series A, 6.40%, 7/01/18 ...........................................................        700,000           720,398
     Series A, 6.45%, 7/01/26 ...........................................................      1,490,000         1,537,561
     Series B, 6.875%, 7/01/28 ..........................................................      3,860,000         3,877,216
     Series C, 6.20%, 7/01/15 ...........................................................      1,265,000         1,311,919
     Series C, 6.40%, 7/01/26 ...........................................................        575,000           593,176
     Series D, 6.80%, 7/01/27 ...........................................................      1,750,000         1,767,342
     Series H, FHA Insured, 5.75%, 7/01/30 ..............................................      4,390,000         4,492,243
  Polk Marion and Benton Counties School District No. 13J GO, FSA Insured,
    5.80%, 6/15/20 ......................................................................      1,985,000         2,155,948
  Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15 ......................        945,000           895,567
  Port of Portland International Airport Revenue, Portland International Airport,
     Refunding, Series D, FGIC Insured, 5.00%, 7/01/23 ..................................      3,000,000         2,947,950
     Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 ..............................      2,800,000         3,400,404
     Series 12C, FGIC Insured, 5.00%, 7/01/18 ...........................................      1,500,000         1,530,030
     Series A, AMBAC Insured, 5.50%, 7/01/24 ............................................     22,000,000        23,107,480



138  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Port St. Helens PCR,
     Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/27 ............................   $  7,750,000    $    6,465,748
     Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 ....................      3,600,000         3,075,480
  Portland Community College District GO, Series B, 5.00%,
     6/01/20 ............................................................................      7,185,000         7,281,135
     6/01/21 ............................................................................      6,290,000         6,333,653
  Portland GO,
     Central City Streetcar Project, Series A, 4.75%, 4/01/21 ...........................      3,600,000         3,536,712
     Limited Tax, Series A, 5.00%, 4/01/18 ..............................................      1,000,000         1,030,430
     Limited Tax, Series A, 5.00%, 6/01/24 ..............................................     10,000,000        10,020,300
     Limited Tax, Series A, MBIA Insured, 5.125%, 6/01/30 ...............................      6,315,000         6,374,298
  Portland Housing Authority MFR,
     Berry Ridge Project, 6.30%, 5/01/29 ................................................      1,500,000         1,567,395
     Housing-Lovejoy Station Apartments Project, MBIA Insured, 6.00%, 7/01/33 ...........      2,000,000         2,072,180
  Portland Housing Authority Revenue, 7.10%, 7/01/15 ....................................      1,000,000         1,015,900
  Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16 .....        635,000           637,559
  Portland MFHR, Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 ................      1,000,000         1,028,320
  Portland MFR, Housing Garden Park Estates Project, Series A, GNMA Secured,
    5.875%, 3/20/37 .....................................................................      3,175,000         3,230,309
  Portland Sewer System Revenue,
     Refunding, Series A, FSA Insured, 5.00%, 6/01/23 ...................................      2,500,000         2,517,075
     Series A, Pre-Refunded, 6.25%, 6/01/15 .............................................      9,100,000         9,542,260
  Portland Urban Renewal and Redevelopment Tax Allocation, Convention Center, Series A,
    AMBAC Insured, 5.50%, 6/15/20 .......................................................      3,000,000         3,188,820
  Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A,
    FSA Insured, Pre-Refunded, 9.00%, 7/01/09 ...........................................         45,000            50,229
  Puerto Rico Commonwealth GO,
     Pre-Refunded, 6.45%, 7/01/17 .......................................................      1,000,000         1,059,530
     Public Improvement, Series A, 5.00%, 7/01/27 .......................................     10,000,000         9,781,300
     Public Improvement, Series A, 5.125%, 7/01/31 ......................................     15,000,000        14,856,150
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
    Series Y, 5.50%,
     7/01/26 ............................................................................      4,275,000         4,773,380
     7/01/36 ............................................................................     13,000,000        13,434,590
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series D, 5.375%, 7/01/36 ...........................................................     10,000,000        10,128,900
  Puerto Rico Electric Power Authority Revenue,
     Series II, 5.25%, 7/01/31 ..........................................................     12,000,000        12,054,000
     Series II, FSA Insured, 5.125%, 7/01/26 ............................................      9,150,000         9,301,250
     Series X, Pre-Refunded, 6.00%, 7/01/15 .............................................      2,500,000         2,765,325
  Puerto Rico HFC, Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded,
    7.75%, 12/01/26 .....................................................................        395,000           400,514



                                                         Semiannual Report | 139

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
    5.50%, 8/01/29 ......................................................................   $  5,000,000    $    5,176,600
  Redmond GO, Series C, MBIA Insured, 5.00%, 6/01/33 ....................................      1,260,000         1,250,260
  Rogue Community College District GO, MBIA Insured, 4.45%, 6/01/33 .....................      1,000,000           892,990
  Salem Educational Facilities Revenue, Willamette University, Refunding, 6.10%, 4/01/14       1,000,000         1,028,800
  Salem-Keizer School District No. 24J GO, 5.00%, 6/01/19 ...............................      9,500,000         9,780,915
  Tri-County Metropolitan Transportation District Revenue, Limited Obligation,
    Airport Light Rail, Series 1, 5.65%, 6/01/29 ........................................     14,080,000        14,505,498
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/15 ...........................................................................      1,635,000         1,677,265
     10/01/18 ...........................................................................      2,400,000         2,423,688
  Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
     7/01/18 ............................................................................      2,500,000         2,358,400
     7/01/21 ............................................................................      1,400,000         1,289,022
  Washington and Clackamas Counties School District No. 23 GO, MBIA Insured,
    5.00%, 6/15/22 ......................................................................      7,000,000         7,068,880
  Washington County Clean Water Services Sewer Revenue, senior lien, FGIC Insured,
    5.00%, 10/01/19 .....................................................................      3,905,000         4,022,501
  Washington County GO, 5.00%, 6/01/26 ..................................................     10,000,000         9,905,400
  Washington County School District No. 48J Beaverton GO, 5.00%, 6/01/22 ................      4,155,000         4,163,435
  Washington County School District No. 88J Sherwood GO, FSA Insured, Pre-Refunded,
    6.10%, 6/01/12 ......................................................................        190,000           205,685
  Washington County Unified Sewer Agency Revenue, senior lien, Series A,
     AMBAC Insured, 6.20%, 10/01/10 .....................................................        470,000           490,422
     AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 ......................................      1,000,000         1,054,650
     Pre-Refunded, 6.20%, 10/01/10 ......................................................      3,530,000         3,723,797
  Washington Multnomah and Yamhill Counties School District No. 1J Hillsboro GO,
    FSA Insured, 5.60%, 4/01/20 .........................................................      1,000,000         1,063,140
  Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of St. Joseph of
    Peace Health and Hospital Services, Refunding, MBIA Insured, 5.875%, 8/01/12               4,400,000         4,632,848
                                                                                                            ----------------
  TOTAL BONDS ...........................................................................                      594,768,789
                                                                                                            ----------------
  ZERO COUPON BONDS 2.6%
  Linn County Community School District No. 9 GO, Lebanon, FGIC Insured,
    zero cpn. to 12/15/03,
     5.55% thereafter, 6/15/21 ..........................................................      1,155,000         1,176,009
     5.60% thereafter, 6/15/30 ..........................................................      9,495,000         9,643,692
  Oregon Health Sciences University Revenue, Capital Appreciation, Refunding, Series A,
    MBIA Insured, 7/01/21 ...............................................................     11,480,000         4,494,994
  Portland GO, Limited Tax, Series B, 6/01/21 ...........................................      1,000,000           396,000
                                                                                                            ----------------
  TOTAL ZERO COUPON BONDS ...............................................................                       15,710,695
                                                                                                            ----------------
  TOTAL LONG TERM INVESTMENTS (COST $594,489,727) .......................................                      610,479,484
                                                                                                            ----------------




140  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS .1%
a Multnomah County Higher Educational Revenue, Concordia University Portland Project,
    Daily VRDN and Put, .85%, 12/01/29 ..................................................   $    200,000    $      200,000
a Port of Portland PCR, Reynolds Metals, Daily VRDN and Put, .67%, 12/01/09 .............        200,000           200,000
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, .85%, 7/01/28 .........................        500,000           500,000
                                                                                                            ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $900,000) ..........................................                          900,000
                                                                                                            ----------------
  TOTAL INVESTMENTS (COST $595,389,727) 99.3% ...........................................                      611,379,484
  OTHER ASSETS, LESS LIABILITIES .7% ....................................................                        4,001,069
                                                                                                            ----------------
  NET ASSETS 100.0% .....................................................................                   $  615,380,553
                                                                                                            ----------------


See glossary of terms on page 152.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                    Semiannual Report | See notes to financial statements. | 141

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                      -------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2003                   YEAR ENDED FEBRUARY 28,
CLASS A                                                 (UNAUDITED)      2003        2002        2001        2000        1999
                                                      -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $10.51      $10.29      $10.12      $ 9.55      $10.52      $10.56
                                                      -------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................          .24         .50         .52         .53         .53         .55
 Net realized and unrealized gains (losses) ........         (.25)        .22         .17         .56        (.97)       (.02)
                                                      -------------------------------------------------------------------------
Total from investment operations ...................         (.01)        .72         .69        1.09        (.44)        .53
                                                      -------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................         (.24)       (.50)       (.52)       (.52)       (.53)       (.56)
 Net realized gains ................................           --          --          --          --          --d       (.01)
                                                      -------------------------------------------------------------------------
Total distributions ................................         (.24)       (.50)       (.52)       (.52)       (.53)       (.57)
                                                      -------------------------------------------------------------------------
Net asset value, end of period .....................       $10.26      $10.51      $10.29      $10.12      $ 9.55      $10.52
                                                      -------------------------------------------------------------------------

Total return b .....................................        (.14)%      7.23%       7.01%      11.73%      (4.24)%      5.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................     $710,401    $722,865    $676,684    $649,603    $639,004    $758,942
Ratios to average net assets:
 Expenses ..........................................         .65%c       .66%        .67%        .67%        .66%        .65%
 Net investment income .............................        4.47%c      4.82%       5.07%       5.40%       5.32%       5.17%
Portfolio turnover rate ............................        7.70%       6.60%      11.23%       7.56%      24.21%      11.11%


a Based on average weighted shares outstanding beginning with year ended February
  29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d The fund made a capital gain distribution of $.0002.




142  |  Semiannual Report

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND (CONTINUED)

                                                                --------------------------------------------------------------
                                                                SIX MONTHS ENDED
                                                                 AUGUST 31, 2003           YEAR ENDED FEBRUARY 28,
CLASS B                                                            (UNAUDITED)      2003        2002        2001        2000 D
                                                                --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................          $10.54      $10.31      $10.13      $ 9.55       $9.47
                                                                --------------------------------------------------------------
Income from investment operations:
 Net investment income a ....................................             .21         .44         .46         .48         .04
 Net realized and unrealized gains (losses) .................            (.25)        .24         .18         .57         .08
                                                                --------------------------------------------------------------
Total from investment operations ............................            (.04)        .68         .64        1.05         .12
                                                                --------------------------------------------------------------
Less distributions from net investment income ...............            (.21)       (.45)       (.46)       (.47)       (.04)
                                                                --------------------------------------------------------------
Net asset value, end of period ..............................          $10.29      $10.54      $10.31      $10.13       $9.55
                                                                --------------------------------------------------------------

Total return b ..............................................           (.41)%      6.74%       6.50%      11.23%       1.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................         $45,152     $36,575     $16,408      $3,205        $186
Ratios to average net assets:
 Expenses ...................................................           1.20%c      1.21%       1.22%       1.22%       1.21%c
 Net investment income ......................................           3.92%c      4.27%       4.50%       4.85%       5.06%c
Portfolio turnover rate .....................................           7.70%       6.60%      11.23%       7.56%      24.21%



a Based on average weighted shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d For the period February 1, 2000 (effective date) to February 29, 2000.






                                                        Semiannual Report | 143

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND (CONTINUED)

                                                      -------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2003                  YEAR ENDED FEBRUARY 28,
CLASS C                                                  (UNAUDITED)     2003        2002        2001        2000        1999
                                                      -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $10.58      $10.35      $10.18      $ 9.60      $10.57      $10.61
                                                      -------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................          .21         .45         .46         .48         .48         .49
 Net realized and unrealized gains (losses) ........         (.26)        .23         .17         .57        (.97)       (.03)
                                                      -------------------------------------------------------------------------
Total from investment operations ...................         (.05)        .68         .63        1.05        (.49)        .46

Less distributions from:
 Net investment income .............................         (.21)       (.45)       (.46)       (.47)       (.48)       (.49)
 Net realized gains ................................           --          --          --          --          --d       (.01)
                                                      -------------------------------------------------------------------------
Total distributions ................................         (.21)       (.45)       (.46)       (.47)       (.48)       (.50)
                                                      -------------------------------------------------------------------------
Net asset value, end of period .....................       $10.32      $10.58      $10.35      $10.18      $ 9.60      $10.57
                                                      -------------------------------------------------------------------------

Total return b .....................................        (.51)%      6.71%       6.38%      11.18%      (4.76)%      4.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................      $76,109     $74,605     $55,692     $43,907     $40,973     $41,917
Ratios to average net assets:
 Expenses ..........................................        1.23%c      1.19%       1.22%       1.22%       1.21%       1.21%
 Net investment income .............................        3.89%c      4.29%       4.52%       4.85%       4.77%       4.61%
Portfolio turnover rate ............................        7.70%       6.60%      11.23%       7.56%      24.21%      11.11%



a Based on average weighted shares outstanding beginning with year ended February
  29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d The fund made a capital gain distribution of $.0002.




144  |  See notes to financial statements. |  Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003 (UNAUDITED)



----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.3%
  BONDS 97.5%
  Allegheny County Airport Authority Airport Revenue, Pittsburgh International Airport,
    Refunding, 5.75%, 1/01/18 ...........................................................   $  1,000,000    $    1,050,450
  Allegheny County Airport Revenue, Pittsburgh International Airport, Refunding, Series B,
    MBIA Insured, 5.00%, 1/01/19 ........................................................      6,000,000         6,055,380
  Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 ..................................      4,000,000         3,971,320
  Allegheny County GO, MBIA Insured, 5.00%, 11/01/27 ....................................      1,420,000         1,413,979
  Allegheny County Higher Education Building Authority Revenue, Duquesne University Project,
    AMBAC Insured, 5.00%, 3/01/21 .......................................................      1,000,000         1,007,990
  Allegheny County Hospital Development Authority Revenue,
     Allegheny General Hospital Project, Series A, MBIA Insured, Pre-Refunded, 6.25%,
      9/01/20 ...........................................................................     10,000,000        11,485,900
     Allegheny Hospital, South Hills Health System, Series A, MBIA Insured,
      5.875%, 5/01/26 ...................................................................      1,700,000         1,814,138
     Health Center, Canterbury Place, AMBAC Insured, 5.375%, 12/01/21 ...................      4,500,000         4,673,250
     Health System, Series A, MBIA Insured, 6.50%, 11/15/30 .............................     10,000,000        11,316,100
     University of Pittsburgh Health Center, Refunding, Series A, MBIA Insured,
      5.625%, 4/01/27 ...................................................................     10,450,000        10,677,287
  Allegheny County IDAR,
     Environmental Improvement, USX Corp., Refunding, 6.10%, 1/15/18 ....................      2,000,000         2,036,360
     Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 ...................     10,000,000         9,494,000
     Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 ....................      7,530,000         7,305,832
     Series A, MBIA Insured, 5.00%, 11/01/29 ............................................      5,000,000         4,949,250
     Series B, MBIA Insured, 5.00%, 11/01/29 ............................................      9,795,000         9,695,581
  Allegheny County Port Authority Special Revenue, Transportation,
     FGIC Insured, 5.00%, 3/01/25 .......................................................     13,250,000        13,232,642
     FGIC Insured, 5.00%, 3/01/29 .......................................................     16,500,000        16,335,660
     MBIA Insured, Pre-Refunded, 6.125%, 3/01/29 ........................................     15,000,000        17,476,200
  Allegheny County RDA, Tax Increment Revenue, Robinson Mall Project,
     Series A, 7.00%, 11/01/17 ..........................................................      8,500,000         8,947,525
     Series B, 6.875%, 11/01/17 .........................................................      2,600,000         2,736,708
  Allegheny County Residential Finance Authority Mortgage Revenue,
     Ladies Grand Army Republic Health Facilities Project, Series G, FHA Insured,
      6.35%, 10/01/36 ...................................................................      1,840,000         1,897,077
     SF, Series FF-2, GNMA Secured, 6.00%, 11/01/31 .....................................      4,245,000         4,376,425
     SF, Series II-2, GNMA Secured, 5.90%, 11/01/32 .....................................      1,180,000         1,211,730
     SFM, Series DD-1, GNMA Secured, 5.35%, 11/01/19 ....................................        390,000           396,926
     SFM, Series DD-2, GNMA Secured, 5.40%, 11/01/29 ....................................      1,750,000         1,764,332
     SFMR, Series T, GNMA Secured, 6.95%, 5/01/17 .......................................        715,000           721,106
  Armstrong County GO, MBIA Insured, 5.40%, 6/01/31 .....................................      2,500,000         2,564,950
  Bensalem Township GO, Refunding, FGIC Insured, 5.75%, 12/01/16 ........................      3,000,000         3,252,510
  Berks County Municipal Authority Revenue, FGIC Insured, Pre-Refunded, 7.00%, 5/15/18 ..      4,000,000         4,166,240
  Berwick Area School District GO, Series A, FGIC Insured, 5.00%, 10/01/25 ..............      1,000,000           998,630
  Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co. Projects,
    Series A, 6.60%, 3/01/19 ............................................................      2,500,000         2,595,175
  Bucks County IDAR, AMBAC Insured, 5.125%, 9/15/31 .....................................      3,675,000         3,683,342
  Cambria County IDA, PCR, Pennsylvania Electric Co. Project, Refunding, Series A,
    MBIA Insured, 5.80%, 11/01/20 .......................................................      5,000,000         5,407,100



                                                         Semiannual Report | 145

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ..........   $  4,000,000    $    4,266,360
  Chartiers Valley Industrial and Commercial Development Authority First Mortgage Revenue,
    Asbury Place Project, Pre-Refunded, 6.50%, 2/01/36 ..................................      4,160,000         4,647,510
  Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
     5.40%, 7/01/07 .....................................................................      1,000,000           990,070
     5.55%, 7/01/09 .....................................................................      2,365,000         2,331,322
     5.60%, 7/01/10 .....................................................................        600,000           585,354
     5.75%, 7/01/12 .....................................................................      1,795,000         1,735,819
     5.75%, 7/01/17 .....................................................................        700,000           651,308
     5.625%, 7/01/21 ....................................................................      1,500,000         1,345,005
  Council Rock School District GO, Series A, MBIA Insured, 5.00%, 11/15/22 ..............      5,180,000         5,224,703
  Cumberland County Municipal Authority College Revenue, Dickinson College Series A,
    AMBAC Insured, 5.50%, 11/01/30 ......................................................      1,200,000         1,237,104
  Dauphin County General Authority Health System Revenue, Pinnacle Health System Project,
    Refunding, MBIA Insured, 5.50%, 5/15/17 .............................................      2,000,000         2,110,820
  Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project,
    Refunding,
     Series A, MBIA Insured, 6.50%, 7/01/12 .............................................      4,500,000         4,554,135
     Series B, MBIA Insured, ETM, 6.25%, 7/01/16 ........................................      5,000,000         5,848,750
  Dauphin County General Authority Revenue, Sub. Series 3, AMBAC Insured,
    4.75%, 6/01/26 ......................................................................      1,000,000         1,071,360
  Deer Lakes School District GO, Series A, FSA Insured, 5.00%, 1/15/23 ..................      1,000,000         1,001,880
  Delaware County Authority College Revenue,
     Cabrini College, Asset Guaranteed, 5.875%, 7/01/29 .................................      6,385,000         6,729,726
     Eastern College, Series C, 5.625%, 10/01/28 ........................................      2,210,000         2,179,215
     Haverford College, 5.75%, 11/15/29 .................................................      3,500,000         3,720,430
     Haverford College, 6.00%, 11/15/30 .................................................      1,750,000         1,914,518
  Delaware County Authority Healthcare Revenue, Mercy Health Corp. Southeastern,
    Series B, Pre-Refunded, 6.00%, 11/15/07 .............................................      5,565,000         5,869,851
  Delaware County Authority Revenue,
     Dunwoody Village Project, 6.25%, 4/01/30 ...........................................      1,800,000         1,841,688
     Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26 ................     10,800,000        11,960,892
  Delaware County IDAR, Philadelphia Suburban Water Co. Project, FGIC Insured, 6.00%,
    6/01/29 .............................................................................      2,000,000         2,153,020
  Delaware County University Authority Revenue, Villanova University, Series A,
    MBIA Insured, 5.00%, 12/01/28 .......................................................      3,000,000         2,978,490
  Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
    AMBAC Insured, 5.60%, 7/01/17 .......................................................      5,000,000         5,632,800
  Erie County Hospital Authority Revenue, Nursing Home, Sarah A. Reed Retirement Center,
    Refunding, 5.625%, 7/01/14 ..........................................................      3,660,000         3,357,464
  Erie County IDA, Environmental Improvement Revenue, International Paper Co. Project,
    Refunding, Series B, 6.00%, 9/01/16 .................................................        600,000           620,622
  Erie GO, Series E, FGIC Insured, 5.25%, 11/15/25 ......................................      5,000,000         5,096,300
  Erie School District GO, AMBAC Insured, Pre-Refunded, 5.80%, 9/01/29 ..................      3,000,000         3,444,690
  Erie-Western Pennsylvania Port Authority General Revenue, 6.875%, 6/15/16 .............        920,000           958,723
  Greater Johnstown School District GO, Series C, MBIA Insured, 5.125%, 8/01/25 .........      3,630,000         3,658,205
  Hazleton Area School District GO, Series B, FGIC Insured, 5.00%, 3/01/23 ..............      4,455,000         4,463,865



146  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital,
    5.50%, 7/01/27 ......................................................................   $  2,475,000    $    2,069,793
  Lancaster County Hospital Authority Revenue, Health Center,
     Masonic Homes Project, Refunding, AMBAC Insured, 5.00%, 11/15/20 ...................      1,600,000         1,610,688
     Willow Valley Retirement Project, 5.875%, 6/01/21 ..................................      1,000,000         1,015,220
  Latrobe IDAR, Saint Vincent College Project, 5.70%, 5/01/31 ...........................      1,500,000         1,477,290
  Lebanon County Good Samaritan Hospital Authority Revenue, Good Samaritan Hospital Project,
    Refunding, 6.00%, 11/15/18 ..........................................................      2,500,000         2,502,800
  Lehigh County General Purpose Authority Revenue,
     Good Shepherd Rehabilitation Hospital, Refunding, AMBAC Insured, 5.25%, 11/15/27 ...      5,000,000         5,057,550
     Lehigh Valley Hospital, Health Network, Series A, MBIA Insured, 5.00%, 7/01/28 .....      4,000,000         3,943,760
     Lehigh Valley Hospital, Health Network, Series B, FSA Insured, 5.25%, 7/01/19 ......      2,750,000         2,878,040
     Lehigh Valley Hospital, Refunding, Series A, MBIA Insured, 5.875%, 7/01/15 .........      1,000,000         1,077,790
     Muhlenburg Hospital Center Series A, Pre-Refunded, 6.60%, 7/15/22 ..................      5,800,000         6,076,022
  Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
     Series A, MBIA Insured, 6.15%, 8/01/29 .............................................      5,550,000         6,033,128
     Series B, MBIA Insured, 6.40%, 9/01/29 .............................................     10,000,000        10,642,400
  Lower Merion Township School District GO, Refunding, 4.375%, 5/15/18 ..................      3,000,000         2,931,420
  Luzerne County IDA, Exempt Facility Revenue, Gas and Water Co. Project, Refunding,
    Series A, AMBAC Insured,
     7.00%, 12/01/17 ....................................................................      5,000,000         5,375,900
     6.05%, 1/01/19 .....................................................................      4,750,000         4,845,285
  Lycoming County Authority College Revenue, Pennsylvania College of Technology,
     AMBAC Insured, 5.25%, 5/01/32 ......................................................      5,030,000         5,103,036
     Refunding, AMBAC Insured, 5.35%, 7/01/26 ...........................................      2,400,000         2,470,080
  Mercer County GO, FGIC Insured, 5.00%, 10/01/31 .......................................      2,000,000         1,973,180
  Mercer County IDA, Water Facilities Revenue, MBIA Insured, 6.00%, 7/01/30 .............      5,000,000         5,285,700
  Montgomery County GO, 5.00%, 9/15/22 ..................................................      3,335,000         3,356,878
  Montgomery County Higher Education and Health Authority Revenue,
    Faulkeways At Gwynedd Project, 6.75%,
     11/15/24 ...........................................................................        400,000           416,804
     11/15/30 ...........................................................................      1,000,000         1,039,060
  Montgomery County IDA, Retirement Community Revenue,
     Act Retirement-Life Communities, 5.25%, 11/15/28 ...................................      5,000,000         4,575,950
     Adult Community Total Services, Refunding, Series A, 5.875%, 11/15/22 ..............      4,850,000         4,965,964
     Adult Community Total Services, Series B, 5.75%, 11/15/17 ..........................      4,000,000         4,172,640
  Mount Pleasant Business District Authority Hospital Revenue, Frick Hospital, Refunding,
     5.70%, 12/01/13 ....................................................................      1,205,000         1,227,654
     5.75%, 12/01/17 ....................................................................        500,000           491,845
     5.75%, 12/01/27 ....................................................................      1,600,000         1,515,872
  Muhlenberg School District GO, Series AA, FGIC Insured,
     5.00%, 9/01/22 .....................................................................      1,390,000         1,403,024
     Pre-Refunded, 6.00%, 9/01/23 .......................................................      4,000,000         4,642,320
  Neshaminy School District GO, FGIC Insured, Pre-Refunded, 7.00%, 2/15/14 ..............      1,000,000         1,056,420
  New Wilmington Municipal Authority College Revenue, Westminster College,
    5.35%, 3/01/28 ......................................................................      2,250,000         2,124,068



                                                         Semiannual Report | 147

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Norristown Area School District GO, FGIC Insured, 5.00%,
     9/01/27 ............................................................................   $  5,000,000    $    4,979,200
     9/01/33 ............................................................................      5,000,000         4,931,150
  North Hampton County IDAR, PCR, Metropolitan Edison Co., Refunding, Series A,
    MBIA Insured, 6.10%, 7/15/21 ........................................................      6,100,000         6,633,750
  North Pocomo School District GO, FGIC Insured, 5.00%, 9/15/23 .........................      2,640,000         2,649,900
  Norwin School District GO,
     FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 .........................................      5,000,000         5,775,950
     Series A, MBIA Insured, 5.00%, 4/01/30 .............................................      1,000,000           988,360
     Series B, MBIA Insured, 5.00%, 4/01/31 .............................................      6,390,000         6,305,013
  Pennsbury School District GO, FGIC Insured, 5.00%, 1/15/22 ............................      2,835,000         2,861,110
  Pennsylvania Convention Center Authority Revenue, Refunding, Series A, 6.60%, 9/01/09 .      5,000,000         5,281,800
  Pennsylvania EDA,
     Financing Authority Revenue, MacMillan, LP Project, Pre-Refunded, 7.60%, 12/01/20 ..      3,000,000         3,449,670
     Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ...      5,000,000         5,170,200
  Pennsylvania HFAR,
     Rental Housing, Refunding, FNMA Insured, 5.75%, 7/01/14 ............................         50,000            50,475
     SF, 5.25%, 4/01/21 .................................................................      7,000,000         7,028,420
     SFM, Series 38, 6.125%, 10/01/24 ...................................................      1,905,000         1,941,805
     SFM, Series 67A, 5.85%, 10/01/18 ...................................................      5,000,000         5,226,350
  Pennsylvania HFA, SFMR, Refunding, Series 54-A, 6.15%, 10/01/22 .......................      1,090,000         1,126,788
  Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue,
    Philadelphia Funding Program, FGIC Insured, Pre-Refunded, 7.00%, 6/15/14 ............      6,000,000         6,600,960
  Pennsylvania State Financial Authority Revenue, Municipal Capital Improvements Program,
    Refunding, 6.60%, 11/01/09 ..........................................................     12,565,000        12,914,810
  Pennsylvania State Higher Educational Facilities Authority College and University Revenues,
     Allegheny College, Series B, 6.125%, 11/01/13 ......................................         90,000            92,021
     Allegheny College, Series B, Pre-Refunded, 6.125%, 11/01/13 ........................        910,000           935,589
     Marywood University Project, MBIA Insured, 5.65%, 6/01/25 ..........................      2,500,000         2,640,100
  Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
     Allegheny Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured,
      5.875%, 11/15/21 ..................................................................     17,000,000        18,369,010
     University of Pennsylvania Health Services, Refunding, Series A, 5.75%, 1/01/22 ....     10,000,000        10,140,200
  Pennsylvania State Higher Educational Facilities Authority Revenue,
     Bryn Mawr College, AMBAC Insured, 5.125%, 12/01/29 .................................      1,500,000         1,504,830
     Drexel University, Refunding, MBIA Insured, 5.75%, 5/01/22 .........................      4,000,000         4,268,240
     Drexel University, Series A, 5.00%, 5/01/20 ........................................      1,485,000         1,474,947
     Drexel University, Series A, 5.20%, 5/01/29 ........................................        750,000           745,740
     Philadelphia College of Textiles and Science, 6.75%, 4/01/20 .......................      3,040,000         3,162,421
     State System of Higher Education, Series N, MBIA Insured, 5.80%, 6/15/24 ...........      4,000,000         4,246,960
     State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 ............      3,140,000         3,141,319
     Temple University, 7.40%, 10/01/10 .................................................         30,000            30,133
     Temple University, First Series, MBIA Insured, 5.00%, 7/15/31 ......................      3,000,000         2,959,830
  Pennsylvania State IDA, Economic Revenue, AMBAC Insured, 6.00%, 1/01/12 ...............      4,250,000         4,392,800
  Pennsylvania State Public School Building Authority Revenue,
    Lehigh Career and Technical Institution, MBIA Insured, 5.00%, 10/01/31 ..............      1,000,000           986,590



148  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue, Series B,
    MBIA Insured, 5.00%,
     12/01/24 ...........................................................................   $  1,655,000    $    1,656,192
     12/01/31 ...........................................................................      5,000,000         4,932,600
  Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, 5.00%, 7/15/28 .........     10,000,000         9,929,000
  Pennsylvania State Turnpike Commission Turnpike Revenue, Series R, AMBAC Insured,
    5.00%, 12/01/26 .....................................................................      2,230,000         2,223,756
  Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue, Series R,
    AMBAC Insured, 5.00%, 12/01/30 ......................................................     11,125,000        10,993,614
  Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured,
    6.10%, 6/15/25 ......................................................................      5,000,000         5,327,900
  Philadelphia Authority For IDR, Philadelphia Corp. for Aging Project, Series B,
    AMBAC Insured, 5.25%, 7/01/31 .......................................................      2,000,000         2,032,080
  Philadelphia Gas Works Revenue, 12th Series B, MBIA Insured, ETM, 7.00%, 5/15/20 ......      1,000,000         1,239,500
  Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
     Children's Hospital, Refunding, Series A, 5.00%, 2/15/21 ...........................      2,465,000         2,436,677
     Frankford Hospital, Series A, ETM, 6.00%, 6/01/14 ..................................      2,460,000         2,529,716
     Temple University Hospital, 5.875%, 11/15/23 .......................................      5,000,000         4,758,500
  Philadelphia Housing Authority Capital Fund Program Revenue, Series A, FSA Insured,
    5.00%, 12/01/21 .....................................................................      5,000,000         5,079,800
  Philadelphia IDA, Lease Revenue, Series B, FSA Insured, 5.125%, 10/01/26 ..............     12,000,000        12,047,040
  Philadelphia Municipal Authority Revenue, Lease, Refunding, Series D, 6.30%, 7/15/17 ..      2,000,000         2,045,960
  Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%,
     9/01/22 ............................................................................      3,250,000         3,341,780
     9/01/29 ............................................................................     13,000,000        13,194,740
  Philadelphia RDA, Home Improvement Loan Revenue, Series B, FHA Insured,
    6.10%, 6/01/17 ......................................................................        600,000           619,800
  Philadelphia School District GO,
     Series B, AMBAC Insured, 5.375%, 4/01/19 ...........................................      1,000,000         1,038,930
     Series C, MBIA Insured, 5.75%, 3/01/29 .............................................      8,000,000         8,520,480
  Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ..................      5,040,000         5,355,000
  Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, 5.00%, 11/01/31 ....      5,000,000         4,896,100
  Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured, 6.00%, 12/01/24 ...      2,000,000         2,199,460
  Pittsburgh Urban RDA,
     Mortgage Revenue, Series C, GNMA Secured, 5.70%, 4/01/30 ...........................      1,395,000         1,420,556
     Mortgage Revenue, Series D, 6.25%, 10/01/17 ........................................      1,695,000         1,764,461
     Tax Allocation, 6.10%, 5/01/19 .....................................................      1,000,000         1,075,970
  Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured,
    ETM, 7.25%, 9/01/14 .................................................................      1,250,000         1,534,838
  Plum Boro School District GO, FGIC Insured, 5.25%, 9/15/30 ............................      8,870,000         8,997,462
  Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%, 7/01/27 .............     10,590,000        10,358,397
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series G,
    5.00%, 7/01/33 ......................................................................     12,615,000        12,252,445



                                                        Semiannual Report | 149

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.875%,
    12/01/31 ............................................................................   $  2,500,000    $    2,513,000
  Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc.,
    6.50%, 1/01/10 ......................................................................     12,295,000        12,481,023
  Seneca Valley School District GO, MBIA Insured, 5.375%, 1/01/21 .......................      2,000,000         2,091,980
  South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
    Series A, MBIA Insured, 5.75%, 7/01/26 ..............................................     10,000,000        10,501,100
  Southcentral General Authority Revenue, Wellspan Health Obligated, Refunding,
    MBIA Insured, 5.25%, 5/15/31 ........................................................     10,000,000        10,145,600
  Southeastern Pennsylvania Transportation Authority Special Revenue, FGIC Insured,
    5.375%, 3/01/22 .....................................................................      3,000,000         3,086,760
  Southern Lehigh School District GO, Series A, FGIC Insured, 5.00%, 9/01/25 ............      6,900,000         6,890,823
  State Public School Building Authority College Revenue, Westmoreland County Community
    College, FGIC Insured, 5.25%, 10/15/22 ..............................................      2,675,000         2,758,888
  State Public School Building Authority School Revenue,
     Daniel Boone School District Project, MBIA Insured, 5.00%, 4/01/28 .................     10,000,000         9,929,700
     Northwestern School District Project, Series E, FGIC Insured, 5.75%, 1/15/19 .......      3,000,000         3,237,510
     Philadelphia School District Project, FSA Insured, 5.00%, 6/01/33 ..................      5,000,000         4,931,050
  State Turnpike Commission Revenue, AMBAC Insured, 5.00%, 7/15/31 ......................     13,820,000        13,634,950
  Susquehanna Area Regional Airport Authority Revenue,
     Series A, AMBAC Insured, 5.00%, 1/01/28 ............................................      3,000,000         2,913,480
     Series B, AMBAC Insured, 5.00%, 1/01/33 ............................................     16,000,000        15,756,800
  University of Pittsburgh Revenue, Higher Education, Refunding, Series B, MBIA Insured,
    5.00%, 6/01/21 ......................................................................     10,000,000        10,098,600
  Upper St. Clair Township School District GO,
     FSA Insured, 5.00%, 7/15/28 ........................................................      1,000,000           992,900
     Refunding, 5.20%, 7/15/27 ..........................................................      5,000,000         5,064,200
  Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding,
    AMBAC Insured, 6.15%, 12/01/29 ......................................................      5,000,000         5,699,000
  Washington County GO, Series A, AMBAC Insured, 5.125%, 9/01/27 ........................      5,000,000         5,034,000
  West Allegheny School District GO, Refunding, Series D,
     4.75%, 9/01/19 .....................................................................      3,625,000         3,652,695
     FGIC Insured, 4.75%, 9/01/20 .......................................................      3,805,000         3,812,876
  Wilkes Barre Area School District GO, FGIC Insured, Pre-Refunded, 6.375%, 4/01/15 .....      2,000,000         2,114,640
                                                                                                            ----------------
  TOTAL BONDS ...........................................................................                      810,401,445
                                                                                                            ----------------
  ZERO COUPON BONDS .8%
  Pennsylvania HFA, SFMR,
     Series 63A, 4/01/30 ................................................................     11,000,000         2,425,940
     Series 64, 4/01/30 .................................................................      6,000,000         4,507,500
                                                                                                            ----------------
  TOTAL ZERO COUPON BONDS ...............................................................                        6,933,440
                                                                                                            ----------------
  TOTAL LONG TERM INVESTMENTS (COST $785,922,955) .......................................                      817,334,885
                                                                                                            ----------------




150  |  Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $3,150,000) .4%
a Chester County IDAR, Refunding, Daily VRDN and Put, .85%, 7/01/31 .....................   $  3,150,000    $    3,150,000
                                                                                                            ----------------
  TOTAL INVESTMENTS (COST $789,072,955) 98.7% ...........................................                      820,484,885
  OTHER ASSETS, LESS LIABILITIES 1.3% ...................................................                       11,177,417
                                                                                                            ----------------
  NET ASSETS 100.0% .....................................................................                   $  831,662,302
                                                                                                            ----------------



See glossary of terms on page 152.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                    Semiannual Report | See notes to financial statements. | 151

Franklin Tax-Free Trust

GLOSSARY OF TERMS



1915 ACT  - Improvement Bond Act of 1915
ABAG      - The Association of Bay Area Governments
AD        - Assessment District
AMBAC     - American Municipal Bond Assurance Corp.
CDA       - Community Development Authority/Agency
CDD       - Community Development District
CFD       - Community Facilities District
COP       - Certificate of Participation
EDA       - Economic Development Authority
EDC       - Economic Development Corp.
EDR       - Economic Development Revenue
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority/Agency
FNMA      - Federal National Mortgage Association
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HDA       - Housing Development Authority/Agency
HFA       - Housing Finance Authority/Agency
HFAR      - Housing Finance Authority/Agency Revenue
HFC       - Housing Finance Corp.
HFR       - Housing Finance Revenue
HMR       - Home Mortgage Revenue
ID        - Improvement District
IDA       - Industrial Development Authority/Agency
IDAR      - Industrial Development Authority/Agency Revenue
IDB       - Industrial Development Bond/Board
IDR       - Industrial Development Revenue
IPC       - Industrial Pollution Control
ISD       - Independent School District
LLC       - Limited Liability Corp.
LP        - Limited Partnership
LTD.      - Limited
MAC       - Municipal Assistance Corp.
MBIA      - Municipal Bond Investors Assurance Corp.
MBS       - Mortgage-Backed Securities
MF        - Multi-Family
MFHR      - Multi-Family Housing Revenue
MFR       - Multi-Family Revenue
MTA       - Metropolitan Transit Authority
PBA       - Public Building Authority
PCFA      - Pollution Control Financing Authority
PCR       - Pollution Control Revenue
PFAR      - Public Financing Authority Revenue
PLC       - Public Limited Co.
RDA       - Redevelopment Agency/Authority
RDAR      - Redevelopment Agency Revenue
SF        - Single Family
SFM       - Single Family Mortgage
SFMR      - Single Family Mortgage Revenue
SFR       - Single Family Revenue
USD       - Unified/Union School District
VRDN      - Variable Rate Demand Notes
WTS.      - Warrants
XLCA      - XL Capital Assurance
ZERO CPN. - Zero Coupon



152  |  Semiannual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2003 (unaudited)


                                                           ----------------------------------------------------------------
                                                              FRANKLIN        FRANKLIN         FRANKLIN        FRANKLIN
                                                               ARIZONA        COLORADO        CONNECTICUT       DOUBLE
                                                              TAX-FREE        TAX-FREE         TAX-FREE        TAX-FREE
                                                             INCOME FUND     INCOME FUND      INCOME FUND     INCOME FUND
                                                           ----------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .................................................   $  905,896,166   $ 343,707,656   $  291,570,745   $ 309,770,319
                                                           ----------------------------------------------------------------
  Value ................................................      913,941,858     359,291,995      295,770,133     316,038,907
 Cash ..................................................          589,689       1,971,267           69,142       1,065,452
 Receivables:
  Investment securities sold ...........................        4,382,591       2,413,309        4,860,861              --
  Capital shares sold ..................................          344,248         447,217          431,520         303,673
  Interest .............................................       10,412,237       5,573,236        3,854,907       3,824,362
                                                           ----------------------------------------------------------------
      Total assets .....................................      929,670,623     369,697,024      304,986,563     321,232,394
                                                           ----------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ......................        6,222,275       2,445,403               --       1,237,226
  Capital shares redeemed ..............................          284,603         453,273          539,784         457,088
  Affiliates ...........................................          511,320         237,848          188,664         198,628
  Shareholders .........................................          645,062         270,375          169,565         180,062
 Distributions to shareholders .........................        1,201,496         442,766          311,759         376,937
 Other liabilities .....................................           21,049           1,462           20,950          34,415
                                                           ----------------------------------------------------------------
      Total liabilities ................................        8,885,805       3,851,127        1,230,722       2,484,356
                                                           ----------------------------------------------------------------
       Net assets, at value ............................   $  920,784,818   $ 365,845,897   $  303,755,841   $ 318,748,038
                                                           ----------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ...................   $     (875,546)  $    (129,474)  $     (248,400)  $    (276,222)
 Net unrealized appreciation (depreciation) ............        8,045,692      15,584,339        4,199,388       6,268,588
 Accumulated net realized gain (loss) ..................      (14,772,521)     (7,863,962)      (5,480,515)        179,552
 Capital shares ........................................      928,387,193     358,254,994      305,285,368     312,576,120
                                                           ----------------------------------------------------------------
       Net assets, at value ............................   $  920,784,818   $ 365,845,897   $  303,755,841   $ 318,748,038
                                                           ----------------------------------------------------------------





                    Semiannual Report | See notes to financial statements. | 153

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2003 (unaudited)



                                                           -----------------------------------------------------------------
                                                              FRANKLIN        FRANKLIN         FRANKLIN        FRANKLIN
                                                               ARIZONA        COLORADO        CONNECTICUT       DOUBLE
                                                              TAX-FREE        TAX-FREE         TAX-FREE        TAX-FREE
                                                             INCOME FUND     INCOME FUND      INCOME FUND     INCOME FUND
                                                           -----------------------------------------------------------------
CLASS A:
 Net assets, at value ..................................   $  857,667,850   $ 323,929,499   $  260,990,940   $ 279,007,462
                                                           -----------------------------------------------------------------
 Shares outstanding ....................................       80,489,694      27,722,455       24,425,113      24,210,609
                                                           -----------------------------------------------------------------
 Net asset value per share a ...........................           $10.66          $11.68           $10.69          $11.52
                                                           -----------------------------------------------------------------
 Maximum offering price per share (net asset value
 per share / 95.75%) ...................................           $11.13          $12.20           $11.16          $12.03
                                                           -----------------------------------------------------------------
CLASS B:
 Net assets, at value ..................................   $   22,988,345              --               --              --
                                                           -----------------------------------------------------------------
 Shares outstanding ....................................        2,146,939              --               --              --
                                                           -----------------------------------------------------------------
 Net asset value and maximum offering price per share a            $10.71              --               --              --
                                                           -----------------------------------------------------------------
CLASS C:
 Net assets, at value ..................................   $   40,128,623   $  41,916,398   $   42,764,901   $  39,740,576
                                                           -----------------------------------------------------------------
 Shares outstanding ....................................        3,734,308       3,565,195        3,985,837       3,439,075
                                                           -----------------------------------------------------------------
 Net asset value per share a ...........................           $10.75          $11.76           $10.73          $11.56
                                                           -----------------------------------------------------------------
 Maximum offering price per share (net asset value
 per share / 99%) ......................................           $10.86          $11.88           $10.84          $11.68
                                                           -----------------------------------------------------------------


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.





154  |  See notes to financial statements. |  Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2003 (unaudited)

                                                       -------------------------------------------------------------------
                                                       FRANKLIN FEDERAL       FRANKLIN         FRANKLIN        FRANKLIN
                                                       INTERMEDIATE-TERM     HIGH YIELD       NEW JERSEY        OREGON
                                                           TAX-FREE           TAX-FREE         TAX-FREE        TAX-FREE
                                                          INCOME FUND        INCOME FUND      INCOME FUND     INCOME FUND
                                                       -------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..............................................     $ 408,296,484   $ 5,016,551,315   $  901,522,738  $  595,389,727
                                                       -------------------------------------------------------------------
  Value .............................................       415,393,528     4,995,124,194      931,053,613     611,379,484
 Cash ...............................................           539,739            79,155           46,616          72,267
 Receivables:
  Investment securities sold ........................                --           514,350               --              --
  Capital shares sold ...............................         1,502,002         5,112,525        1,144,279         292,397
  Interest ..........................................         4,813,786        86,915,993       11,591,369       7,441,103
                                                       -------------------------------------------------------------------
      Total assets ..................................       422,249,055     5,087,746,217      943,835,877     619,185,251
                                                       -------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...................         4,598,750        32,906,994               --       1,246,942
  Capital shares redeemed ...........................         1,079,781         7,260,521          670,445       1,249,596
  Affiliates ........................................           191,780         2,792,620          561,009         353,170
  Shareholders ......................................            53,501         3,626,883          328,092         293,672
 Distributions to shareholders ......................           429,217         6,529,493          939,902         626,701
 Other liabilities ..................................            21,052           358,215           43,159          34,617
                                                       -------------------------------------------------------------------
      Total liabilities .............................         6,374,081        53,474,726        2,542,607       3,804,698
                                                       -------------------------------------------------------------------
       Net assets, at value .........................     $ 415,874,974   $ 5,034,271,491   $  941,293,270  $  615,380,553
                                                       -------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ................     $    (409,570)  $     4,064,015   $     (661,397) $     (187,022)
 Net unrealized appreciation (depreciation) .........         7,097,044       (21,427,121)      29,530,875      15,989,757
 Accumulated net realized gain (loss) ...............        (5,170,320)     (352,692,839)      (3,096,939)     (7,441,341)
 Capital shares .....................................       414,357,820     5,404,327,436      915,520,731     607,019,159
                                                       -------------------------------------------------------------------
       Net assets, at value .........................     $ 415,874,974   $ 5,034,271,491   $  941,293,270  $  615,380,553
                                                       -------------------------------------------------------------------




                    Semiannual Report | See notes to financial statements. | 155

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2003 (unaudited)


                                                       -------------------------------------------------------------------
                                                       FRANKLIN FEDERAL       FRANKLIN         FRANKLIN        FRANKLIN
                                                       INTERMEDIATE-TERM     HIGH YIELD       NEW JERSEY        OREGON
                                                           TAX-FREE           TAX-FREE         TAX-FREE        TAX-FREE
                                                          INCOME FUND        INCOME FUND      INCOME FUND     INCOME FUND
                                                       -------------------------------------------------------------------
CLASS A:
 Net assets, at value ................................    $ 412,452,269   $ 4,293,257,008   $  761,433,628   $ 536,887,980
                                                       -------------------------------------------------------------------
 Shares outstanding ..................................       36,776,927       418,725,498       64,953,814      46,902,193
                                                       -------------------------------------------------------------------
 Net asset value per share a .........................           $11.21            $10.25           $11.72          $11.45
                                                       -------------------------------------------------------------------
 Maximum offering price per share (net asset value
 per share / 95.75%) .................................           $11.47b           $10.70           $12.24          $11.96
                                                       -------------------------------------------------------------------
CLASS B:
 Net assets, at value ................................               --   $   227,235,959   $   74,203,085              --
                                                       -------------------------------------------------------------------
 Shares outstanding ..................................               --        22,039,171        6,298,859              --
                                                       -------------------------------------------------------------------
 Net asset value and maximum offering price
 per sharea ..........................................               --            $10.31           $11.78              --
                                                       -------------------------------------------------------------------
CLASS C:
 Net assets, at value ................................    $   3,422,705   $   513,778,524   $  105,656,557   $  78,492,573
                                                       -------------------------------------------------------------------
 Shares outstanding ..................................          304,910        49,664,632        8,951,921       6,800,263
                                                       -------------------------------------------------------------------
 Net asset value per share a .........................           $11.23            $10.34           $11.80          $11.54
                                                       -------------------------------------------------------------------
 Maximum offering price per share (net asset value
 per share / 99%) ....................................           $11.34            $10.44           $11.92          $11.66
                                                       -------------------------------------------------------------------


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.
b The maximum offering price for the Franklin Federal Intermediate-Term Tax-Free
  Income Fund is calculated at $11.21 / 97.75%.











156  |  See notes to financial statements. |  Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2003 (unaudited)



                                                               --------------
                                                                  FRANKLIN
                                                                PENNSYLVANIA
                                                                  TAX-FREE
                                                                 INCOME FUND
                                                               --------------
Assets:
 Investments in securities:
  Cost .....................................................   $ 789,072,955
                                                               --------------
  Value ....................................................     820,484,885
 Cash ......................................................          44,989
 Receivables:
  Investment securities sold ...............................       4,901,644
  Capital shares sold ......................................       1,082,345
  Interest .................................................      13,565,245
                                                               --------------
      Total assets .........................................     840,079,108
                                                               --------------
Liabilities:
 Payables:
  Investment securities purchased ..........................       4,886,050
  Capital shares redeemed ..................................       1,297,225
  Affiliates ...............................................         489,062
  Shareholders .............................................         696,094
 Distributions to shareholders .............................         991,845
 Other liabilities .........................................          56,530
                                                               --------------
      Total liabilities ....................................       8,416,806
                                                               --------------
       Net assets, at value ................................   $ 831,662,302
                                                               --------------
Net assets consist of:
 Undistributed net investment income .......................   $    (979,472)
 Net unrealized appreciation (depreciation) ................      31,411,930
 Accumulated net realized gain (loss) ......................      (9,941,804)
 Capital shares ............................................     811,171,648
                                                               --------------
       Net assets, at value ................................   $ 831,662,302
                                                               --------------





                    Semiannual Report | See notes to financial statements. | 157

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2003 (unaudited)



                                                                                 ---------------
                                                                                    FRANKLIN
                                                                                  PENNSYLVANIA
                                                                                    TAX-FREE
                                                                                   INCOME FUND
                                                                                 ---------------
CLASS A:
 Net assets, at value ........................................................    $ 710,401,236
                                                                                 ---------------
 Shares outstanding ..........................................................       69,251,005
                                                                                 ---------------
 Net asset value per share a .................................................           $10.26
                                                                                 ---------------
 Maximum offering price per share (net asset value per share / 95.75%) .......           $10.72
                                                                                 ---------------
CLASS B:
 Net assets, at value ........................................................    $  45,152,495
                                                                                 ---------------
 Shares outstanding ..........................................................        4,389,354
                                                                                 ---------------
 Net asset value and maximum offering price per sharea .......................           $10.29
                                                                                 ---------------
CLASS C:
 Net assets, at value ........................................................    $  76,108,571
                                                                                 ---------------
 Shares outstanding ..........................................................        7,371,599
                                                                                 ---------------
 Net asset value per share a .................................................           $10.32
                                                                                 ---------------
 Maximum offering price per share (net asset value per share / 99%) ..........           $10.42
                                                                                 ---------------


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.




158  |  See notes to financial statements. |  Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended August 31, 2003 (unaudited)


                                                                -----------------------------------------------------------
                                                                  FRANKLIN        FRANKLIN       FRANKLIN       FRANKLIN
                                                                   ARIZONA        COLORADO      CONNECTICUT      DOUBLE
                                                                  TAX-FREE        TAX-FREE       TAX-FREE       TAX-FREE
                                                                 INCOME FUND     INCOME FUND    INCOME FUND    INCOME FUND
                                                                -----------------------------------------------------------
Investment income:
 Interest ....................................................  $  25,543,227  $  10,069,545   $   8,202,309  $  8,105,567
                                                                -----------------------------------------------------------
Expenses:
 Management fees (Note 3) ....................................      2,246,600        985,667         843,707       842,900
 Distribution fees (Note 3)
  Class A ....................................................        445,678        171,691         139,199       142,437
  Class B ....................................................         71,050             --              --            --
  Class C ....................................................        136,526        154,356         156,237       130,577
 Transfer agent fees (Note 3) ................................        168,831         90,756          70,867        93,783
 Custodian fees ..............................................          4,694          1,783           1,577         1,481
 Reports to shareholders .....................................         22,198         11,909           9,119        12,110
 Registration and filing fees ................................         11,848          3,646           3,192        38,138
 Professional fees ...........................................         12,533          8,267           8,420         9,219
 Trustees' fees and expenses .................................          4,680          1,893           1,638         1,597
 Other .......................................................         37,919         11,909          13,025        12,971
                                                                -----------------------------------------------------------
      Total expenses .........................................      3,162,557      1,441,877       1,246,981     1,285,213
                                                                -----------------------------------------------------------
       Net investment income .................................     22,380,670      8,627,668       6,955,328     6,820,354
                                                                -----------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ...................    (13,426,526)    (4,399,791)     (1,936,034)      180,716
 Net unrealized appreciation (depreciation) on investments ...     (6,425,891)    (5,293,326)    (10,125,109)   (9,484,086)
                                                                -----------------------------------------------------------
Net realized and unrealized gain (loss) ......................    (19,852,417)    (9,693,117)    (12,061,143)   (9,303,370)
                                                                -----------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations .............................................  $   2,528,253  $  (1,065,449)  $  (5,105,815) $ (2,483,016)
                                                                -----------------------------------------------------------




                    Semiannual Report | See notes to financial statements. | 159

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2003 (unaudited)


                                                           --------------------------------------------------------------
                                                           FRANKLIN FEDERAL      FRANKLIN        FRANKLIN       FRANKLIN
                                                           INTERMEDIATE-TERM    HIGH YIELD      NEW JERSEY       OREGON
                                                               TAX-FREE          TAX-FREE        TAX-FREE       TAX-FREE
                                                              INCOME FUND       INCOME FUND     INCOME FUND    INCOME FUND
                                                           ----------------------------------------------------------------
Investment income:
 Interest ...............................................    $   8,777,792   $ 161,680,532   $  24,823,454   $  16,213,303
                                                           ----------------------------------------------------------------
Expenses:
 Management fees (Note 3) ...............................        1,031,748      11,610,681       2,294,465       1,554,410
 Distribution fees (Note 3)
  Class A ...............................................          200,434       2,059,704         397,127         281,362
  Class B ...............................................               --         728,683         239,597              --
  Class C ...............................................            1,476       1,693,244         360,964         279,420
 Transfer agent fees (Note 3) ...........................           70,427       1,337,500         220,707         136,819
 Custodian fees .........................................            1,802          25,392           4,771           3,153
 Reports to shareholders ................................            8,261         163,998          28,285          17,043
 Registration and filing fees ...........................           30,998         108,117           7,365           3,152
 Professional fees ......................................            9,871          80,381          21,402           9,041
 Trustees' fees and expenses ............................            1,734          25,220           4,681           3,097
 Other ..................................................           24,428         204,365          36,506          27,785
                                                           ----------------------------------------------------------------
      Total expenses ....................................        1,381,179      18,037,285       3,615,870       2,315,282
                                                           ----------------------------------------------------------------
       Net investment income ............................        7,396,613     143,643,247      21,207,584      13,898,021
                                                           ----------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..............         (251,470)     (4,905,296)     (2,127,037)       (907,893)
 Net unrealized appreciation (depreciation) on
 investments ............................................       (9,923,472)    (63,347,139)    (22,940,019)    (12,142,516)
                                                           ----------------------------------------------------------------
Net realized and unrealized gain (loss) .................      (10,174,942)    (68,252,435)    (25,067,056)    (13,050,409)
                                                           ----------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ........................................    $  (2,778,329)  $  75,390,812   $  (3,859,472)  $     847,612
                                                           ----------------------------------------------------------------





160  |  See notes to financial statements. |  Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2003 (unaudited)


                                                                                         -------------
                                                                                           FRANKLIN
                                                                                         PENNSYLVANIA
                                                                                           TAX-FREE
                                                                                          INCOME FUND
                                                                                         -------------
Investment income:
 Interest ............................................................................   $  21,941,308
                                                                                         -------------
Expenses:
 Management fees (Note 3) ............................................................       2,032,086
 Distribution fees (Note 3)
  Class A ............................................................................         367,700
  Class B ............................................................................         138,817
  Class C ............................................................................         265,036
 Transfer agent fees (Note 3) ........................................................         244,874
 Custodian fees ......................................................................           4,098
 Reports to shareholders .............................................................          28,555
 Registration and filing fees ........................................................           8,743
 Professional fees ...................................................................          15,548
 Trustees' fees and expenses .........................................................           3,840
 Other ...............................................................................          34,183
                                                                                         -------------
      Total expenses .................................................................       3,143,480
                                                                                         -------------
       Net investment income .........................................................      18,797,828
                                                                                         -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ...........................................         591,621
 Net unrealized appreciation (depreciation) on investments ...........................     (21,267,951)
                                                                                         -------------
Net realized and unrealized gain (loss) ..............................................     (20,676,330)
                                                                                         -------------
Net increase (decrease) in net assets resulting from operations ......................   $  (1,878,502)
                                                                                         -------------




                    Semiannual Report | See notes to financial statements. | 161

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS for the six months ended August 31, 2003 (unaudited) and the year ended February 28, 2003


                                             -------------------------------------------------------------------------------
                                                       FRANKLIN ARIZONA                          FRANKLIN COLORADO
                                                     TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                             -------------------------------------------------------------------------------
                                             SIX MONTHS ENDED      YEAR ENDED          SIX MONTHS ENDED      YEAR ENDED
                                              AUGUST 31, 2003   FEBRUARY 28, 2003       AUGUST 31, 2003   FEBRUARY 28, 2003
                                             -------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................     $ 22,380,670       $ 46,397,059         $    8,627,668      $  17,389,156
  Net realized gain (loss) from
 investments ...............................      (13,426,526)        (1,217,555)            (4,399,791)          (478,716)
  Net unrealized appreciation (depreciation)
 on investments ............................       (6,425,891)        11,512,404             (5,293,326)         6,898,223
                                             -------------------------------------------------------------------------------
     Net increase (decrease) in net assets
       resulting from operations ...........        2,528,253         56,691,908             (1,065,449)        23,808,663
 Distributions to shareholders from:
  Net investment income:
   Class A .................................      (21,180,682)       (43,990,532)            (7,616,412)       (15,808,097)
   Class B .................................         (463,164)          (726,902)                    --                 --
   Class C .................................         (831,659)        (1,533,527)              (862,395)        (1,657,910)
                                             -------------------------------------------------------------------------------
 Total distributions to shareholders .......      (22,475,505)       (46,250,961)            (8,478,807)       (17,466,007)
 Capital share transactions: (Note 2)
   Class A .................................       (4,157,326)        (6,424,239)           (13,499,625)        31,060,050
   Class B .................................        2,845,107          8,589,023                     --                 --
   Class C .................................        3,672,683          5,315,893               (756,219)         8,661,494
                                             -------------------------------------------------------------------------------
 Total capital share transactions ..........        2,360,464          7,480,677            (14,255,844)        39,721,544
      Net increase (decrease) in net
        assets .............................      (17,586,788)        17,921,624            (23,800,100)        46,064,200
Net assets:
 Beginning of period .......................      938,371,606        920,449,982            389,645,997        343,581,797
                                             -------------------------------------------------------------------------------
 End of period .............................     $920,784,818       $938,371,606         $  365,845,897      $ 389,645,997
                                             -------------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
  End of period ............................     $   (875,546)      $   (780,711)        $     (129,474)     $    (278,335)
                                             -------------------------------------------------------------------------------




162  |  See notes to financial statements. |  Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended August 31, 2003 (unaudited) and the year ended February 28, 2003


                                             -------------------------------------------------------------------------------
                                                     FRANKLIN CONNECTICUT                         FRANKLIN DOUBLE
                                                     TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                             -------------------------------------------------------------------------------
                                             SIX MONTHS ENDED      YEAR ENDED          SIX MONTHS ENDED      YEAR ENDED
                                              AUGUST 31, 2003   FEBRUARY 28, 2003       AUGUST 31, 2003   FEBRUARY 28, 2003
                                             -------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................    $    6,955,328      $  14,448,900         $    6,820,354      $  12,728,262
  Net realized gain (loss) from
 investments ..............................        (1,936,034)          (301,098)               180,716          1,266,563
  Net unrealized appreciation
 (depreciation) on investments ............       (10,125,109)         6,932,080             (9,484,086)         4,007,179
                                             -------------------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations .........        (5,105,815)        21,079,882             (2,483,016)        18,002,004
 Distributions to shareholders from:
  Net investment income:
   Class A ................................        (6,169,963)       (12,678,538)            (6,275,048)       (11,703,123)
   Class C ................................          (890,141)        (1,824,860)              (700,604)          (958,610)
  Net realized gains:
   Class A ................................                --                 --               (801,023)                --
   Class C ................................                --                 --               (110,991)                --
                                             -------------------------------------------------------------------------------
 Total distributions to shareholders ......        (7,060,104)       (14,503,398)            (7,887,666)       (12,661,733)
 Capital share transactions: (Note 2)
   Class A ................................        (7,872,019)         7,591,220             14,973,841         29,180,967
   Class C ................................        (1,741,171)         6,899,565             10,169,769         12,401,078
                                             -------------------------------------------------------------------------------
 Total capital share transactions .........        (9,613,190)        14,490,785             25,143,610         41,582,045
      Net increase (decrease) in net
        assets ............................       (21,779,109)        21,067,269             14,772,928         46,922,316
Net assets:
 Beginning of period ......................       325,534,950        304,467,681            303,975,110        257,052,794
                                             -------------------------------------------------------------------------------
 End of period ............................    $  303,755,841      $ 325,534,950         $  318,748,038      $ 303,975,110
                                             -------------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
  End of period ...........................    $     (248,400)     $    (143,624)        $     (276,222)     $    (120,924)
                                             -------------------------------------------------------------------------------




                    Semiannual Report | See notes to financial statements. | 163

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended August 31, 2003 (unaudited) and the year ended February 28, 2003


                                             -------------------------------------------------------------------------------
                                              FRANKLIN FEDERAL INTERMEDIATE-TERM                FRANKLIN HIGH YIELD
                                                     TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                             -------------------------------------------------------------------------------
                                             SIX MONTHS ENDED      YEAR ENDED          SIX MONTHS ENDED      YEAR ENDED
                                              AUGUST 31, 2003   FEBRUARY 28, 2003       AUGUST 31, 2003   FEBRUARY 28, 2003
                                             -------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................   $    7,396,613      $  12,032,231       $    143,643,247    $   292,448,793
  Net realized gain (loss) from
 investments ...............................         (251,470)        (1,667,996)            (4,905,296)      (156,638,645)
  Net unrealized appreciation (depreciation)
 on investments ............................       (9,923,472)        11,278,999            (63,347,139)        59,952,076
                                             -------------------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations ..........       (2,778,329)        21,643,234             75,390,812        195,762,224
 Distributions to shareholders from:
  Net investment income:
   Class A .................................       (7,613,891)       (12,306,438)          (124,998,487)      (257,560,436)
   Class B .................................               --                 --             (5,674,133)        (9,941,037)
   Class C .................................           (6,339)                --            (13,122,940)       (25,875,435)
                                             -------------------------------------------------------------------------------
 Total distributions to shareholders .......       (7,620,230)       (12,306,438)          (143,795,560)      (293,376,908)
 Capital share transactions: (Note 2)
   Class A .................................       57,794,671        115,549,260            (58,544,651)      (165,542,051)
   Class B .................................               --                 --             18,302,264         39,815,915
   Class C .................................        3,435,710                 --             12,005,817         12,935,149
                                             -------------------------------------------------------------------------------
 Total capital share transactions ..........       61,230,381        115,549,260            (28,236,570)      (112,790,987)
      Net increase (decrease) in net
        assets .............................       50,831,822        124,886,056            (96,641,318)      (210,405,671)
Net assets:
 Beginning of period .......................      365,043,152        240,157,096          5,130,912,809      5,341,318,480
                                             -------------------------------------------------------------------------------
 End of period .............................   $  415,874,974      $ 365,043,152       $  5,034,271,491    $ 5,130,912,809
                                             -------------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
  End of period ............................   $     (409,570)     $    (185,953)      $      4,064,015    $     4,216,328
                                             -------------------------------------------------------------------------------




164  |  See notes to financial statements. |  Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended August 31, 2003 (unaudited) and the year ended February 28, 2003


                                             -------------------------------------------------------------------------------
                                                      FRANKLIN NEW JERSEY                         FRANKLIN OREGON
                                                     TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                             -------------------------------------------------------------------------------
                                             SIX MONTHS ENDED      YEAR ENDED          SIX MONTHS ENDED      YEAR ENDED
                                              AUGUST 31, 2003   FEBRUARY 28, 2003       AUGUST 31, 2003   FEBRUARY 28, 2003
                                             -------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................    $   21,207,584      $  41,127,508           $ 13,898,021      $  27,474,420
  Net realized gain (loss) from
 investments ..............................        (2,127,037)         1,872,908               (907,893)        (1,249,462)
  Net unrealized appreciation (depreciation)
 on investments ...........................       (22,940,019)        12,001,971            (12,142,516)        10,473,963
                                             -------------------------------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations ................        (3,859,472)        55,002,387                847,612         36,698,921
 Distributions to shareholders from:
  Net investment income:
   Class A ................................       (17,777,900)       (35,557,820)           (12,541,606)       (25,009,883)
   Class B ................................        (1,437,977)        (2,168,987)                    --                 --
   Class C ................................        (2,044,851)        (3,583,942)            (1,549,770)        (2,675,738)
                                             -------------------------------------------------------------------------------
 Total distributions to shareholders ......       (21,260,728)       (41,310,749)           (14,091,376)       (27,685,621)
 Capital share transactions: (Note 2)
   Class A ................................         3,028,493         35,368,565            (11,129,432)        37,845,519
   Class B ................................         8,188,027         30,587,915                     --                 --
   Class C ................................         8,077,720         24,933,697              4,731,783         17,981,209
                                             -------------------------------------------------------------------------------
 Total capital share transactions .........        19,294,240         90,890,177             (6,397,649)        55,826,728
      Net increase (decrease) in net
 assets ...................................        (5,825,960)       104,581,815            (19,641,413)        64,840,028
Net assets:
 Beginning of period ......................       947,119,230        842,537,415            635,021,966        570,181,938
                                             -------------------------------------------------------------------------------
 End of period ............................    $  941,293,270      $ 947,119,230           $615,380,553      $ 635,021,966
                                             -------------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
  End of period ...........................    $     (661,397)     $    (608,253)          $   (187,022)     $       6,333
                                             -------------------------------------------------------------------------------




                    Semiannual Report | See notes to financial statements. | 165

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended August 31, 2003 (unaudited) and the year ended February 28, 2003


                                                                                       -------------------------------------
                                                                                               FRANKLIN PENNSYLVANIA
                                                                                               TAX-FREE INCOME FUND
                                                                                       -------------------------------------
                                                                                       SIX MONTHS ENDED      YEAR ENDED
                                                                                        AUGUST 31, 2003   FEBRUARY 28, 2003
                                                                                       -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................   $   18,797,828      $  37,193,302
  Net realized gain (loss) from investments ..........................................          591,621            121,103
  Net unrealized appreciation (depreciation) on investments ..........................      (21,267,951)        17,611,015
                                                                                       -------------------------------------
      Net increase (decrease) in net assets resulting from operations ................       (1,878,502)        54,925,420
 Distributions to shareholders from:
  Net investment income:
   Class A ...........................................................................      (16,584,403)       (33,704,000)
   Class B ...........................................................................         (833,312)        (1,108,726)
   Class C ...........................................................................       (1,531,912)        (2,756,802)
                                                                                       -------------------------------------
 Total distributions to shareholders .................................................      (18,949,627)       (37,569,528)
 Capital share transactions: (Note 2)
   Class A ...........................................................................        5,290,026         31,026,174
   Class B ...........................................................................        9,734,781         19,470,806
   Class C ...........................................................................        3,421,348         17,407,532
                                                                                       -------------------------------------
 Total capital share transactions ....................................................       18,446,155         67,904,512
      Net increase (decrease) in net assets ..........................................       (2,381,974)        85,260,404
Net assets:
 Beginning of period .................................................................      834,044,276        748,783,872
                                                                                       -------------------------------------
 End of period .......................................................................   $  831,662,302      $ 834,044,276
                                                                                       -------------------------------------
Undistributed net investment income included in net assets:
 End of period .......................................................................   $     (979,472)     $    (827,673)
                                                                                       -------------------------------------




166  |  See notes to financial statements. |  Semiannual Report

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four separate series. All funds included in this report (the Funds) are diversified except the Franklin Connecticut Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discount and premiums on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.






                                                         Semiannual Report | 167

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective July 1, 2003, the Franklin Federal Intermediate-Term Tax-Free Income Fund began offering a new class of shares, Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-----------------------------------------------------------------------------------------------------------
  CLASS A & CLASS C                                              CLASS A, CLASS B & CLASS C
-----------------------------------------------------------------------------------------------------------
  Franklin Colorado Tax-Free Income Fund                         Franklin Arizona Tax-Free Income Fund
  Franklin Connecticut Tax-Free Income Fund                      Franklin High Yield Tax-Free Income
  Fund Franklin Double Tax-Free Income Fund                      Franklin New Jersey Tax-Free Income
  Fund Franklin Federal Intermediate-Term Tax-Free Income Fund   Franklin Pennsylvania Tax-Free Income Fund
  Franklin Oregon Tax-Free Income Fund




168  |  Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)




At August 31, 2003, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                        -------------------------------------------------------------
                                             FRANKLIN ARIZONA                   FRANKLIN COLORADO
                                                 TAX-FREE                           TAX-FREE
                                                INCOME FUND                        INCOME FUND
                                        -------------------------------------------------------------
                                         SHARES          AMOUNT              SHARES        AMOUNT
                                        -------------------------------------------------------------
CLASS A SHARES:
Period ended August 31, 2003
 Shares sold ........................    4,875,124   $   53,182,818         1,399,582   $  16,728,431
 Shares issued in reinvestment
 of distributions ...................      861,157        9,391,008           323,550       3,872,189
 Shares redeemed ....................   (6,138,780)     (66,731,152)       (2,858,086)    (34,100,245)
                                        -------------------------------------------------------------
 Net increase (decrease) ............     (402,499)  $   (4,157,326)       (1,134,954)  $ (13,499,625)
                                        -------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ........................    9,083,190   $   97,458,649         5,348,521   $  63,092,701
 Shares issued in reinvestment
 of distributions ...................    1,742,398       18,715,474           660,681       7,802,005
 Shares redeemed ....................  (11,420,942)    (122,598,362)       (3,373,942)    (39,834,656)
                                        -------------------------------------------------------------
 Net increase (decrease) ............     (595,354)  $   (6,424,239)        2,635,260   $  31,060,050
                                        -------------------------------------------------------------
CLASS B SHARES:
Period ended August 31, 2003
 Shares sold ........................      377,204   $    4,138,666
 Shares issued in reinvestment
 of distributions ...................       25,130          275,230
 Shares redeemed ....................     (143,680)      (1,568,789)
                                        ---------------------------
 Net increase (decrease) ............      258,654   $    2,845,107
                                        ---------------------------
Year ended February 28, 2003
 Shares sold ........................      921,864   $    9,940,075
 Shares issued in reinvestment
 of distributions ...................       40,188          434,023
 Shares redeemed ....................     (165,468)      (1,785,075)
                                        ---------------------------
 Net increase (decrease) ............      796,584   $    8,589,023
                                        ---------------------------
CLASS C SHARES:
Period ended August 31, 2003
 Shares sold ........................      659,909   $    7,250,935           414,295   $   4,996,183
 Shares issued in reinvestment
 of distributions ...................       38,758          426,177            43,160         519,694
 Shares redeemed ....................     (364,511)      (4,004,429)         (526,327)     (6,272,096)
                                        -------------------------------------------------------------
 Net increase (decrease) ............      334,156   $    3,672,683           (68,872)  $    (756,219)
                                        -------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ........................    1,057,738   $   11,456,641         1,243,854   $  14,808,721
 Shares issued in reinvestment
 of distributions ...................       74,746          809,507            87,051       1,034,191
 Shares redeemed ....................     (638,585)      (6,950,255)         (604,233)     (7,181,418)
                                        -------------------------------------------------------------
 Net increase (decrease) ............      493,899   $    5,315,893           726,672   $   8,661,494
                                        -------------------------------------------------------------






                                                         Semiannual Report | 169

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)




                                        --------------------------------------------------------------
                                            FRANKLIN CONNECTICUT               FRANKLIN DOUBLE
                                                  TAX-FREE                         TAX-FREE
                                                 INCOME FUND                      INCOME FUND
                                        --------------------------------------------------------------
                                           SHARES        AMOUNT             SHARES         AMOUNT
                                        --------------------------------------------------------------
CLASS A SHARES:
Period ended August 31, 2003
 Shares sold ...........................  1,205,697   $  13,359,459         2,583,304   $  30,667,094
 Shares issued in reinvestment
 of distributions ......................    288,640       3,189,541           337,474       3,993,796
 Shares redeemed ....................... (2,219,016)    (24,421,019)       (1,670,756)    (19,687,049)
                                        --------------------------------------------------------------
 Net increase (decrease) ...............   (724,679)  $  (7,872,019)        1,250,022   $  14,973,841
                                        --------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ...........................  4,088,355   $  44,680,001         4,925,595   $  57,804,023
 Shares issued in reinvestment
 of distributions ......................    576,274       6,287,856           530,164       6,224,833
 Shares redeemed ....................... (3,976,574)    (43,376,637)       (2,968,352)    (34,847,889)
                                        --------------------------------------------------------------
 Net increase (decrease) ...............    688,055   $   7,591,220         2,487,407   $  29,180,967
                                        --------------------------------------------------------------
CLASS C SHARES:
Period ended August 31, 2003
 Shares sold ...........................    281,817   $   3,137,309         1,041,216   $  12,394,865
 Shares issued in reinvestment
 of distributions ......................     55,899         620,315            38,407         455,482
 Shares redeemed .......................   (501,627)     (5,498,795)         (226,921)     (2,680,578)
                                        --------------------------------------------------------------
 Net increase (decrease) ...............   (163,911)  $  (1,741,171)          852,702   $  10,169,769
                                        --------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ...........................  1,190,156   $  13,001,797         1,217,735   $  14,359,255
 Shares issued in reinvestment
 of distributions ......................    114,999       1,260,187            39,146         461,479
 Shares redeemed .......................   (669,302)     (7,362,419)         (205,889)     (2,419,656)
                                        --------------------------------------------------------------
 Net increase (decrease) ...............    635,853   $   6,899,565         1,050,992   $  12,401,078
                                        --------------------------------------------------------------

                                      --------------------------------------------------------------
                                           FRANKLIN FEDERAL                 FRANKLIN HIGH YIELD
                                      INTERMEDIATE-TERM TAX-FREE                  TAX-FREE
                                              INCOME FUND                        INCOME FUND
                                      --------------------------------------------------------------
                                        SHARES         AMOUNT              SHARES          AMOUNT
                                      --------------------------------------------------------------
CLASS A SHARES:
Period ended August 31, 2003
 Shares sold .......................  10,189,536   $ 117,539,445         20,421,129   $   212,257,904
 Shares issued in reinvestment
 of distributions ..................     425,034       4,890,870          5,882,964        61,037,203
 Shares redeemed ...................  (5,645,797)    (64,635,644)       (32,025,700)     (331,839,758)
                                      --------------------------------------------------------------
 Net increase (decrease) ...........   4,968,773   $  57,794,671         (5,721,607)  $   (58,544,651)
                                      --------------------------------------------------------------
Year ended February 28, 2003
 Shares sold .......................  17,062,285   $ 192,289,192         40,094,442   $   419,496,057
 Shares issued in reinvestment
 of distributions ..................     692,108       7,792,982         11,604,443       121,186,423
 Shares redeemed ...................  (7,499,753)    (84,532,914)       (67,637,602)     (706,224,531)
                                      --------------------------------------------------------------
 Net increase (decrease) ...........  10,254,640   $ 115,549,260        (15,938,717)  $(165,542,051)
                                      --------------------------------------------------------------






170  |  Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)




                                      ----------------------------------------------------------------
                                           FRANKLIN FEDERAL                 FRANKLIN HIGH YIELD
                                      INTERMEDIATE-TERM TAX-FREE                  TAX-FREE
                                              INCOME FUND                        INCOME FUND
                                      ----------------------------------------------------------------
                                        SHARES         AMOUNT              SHARES          AMOUNT
                                      ----------------------------------------------------------------
CLASS B SHARES:
Period ended August 31, 2003
 Shares sold .......................                                      2,708,873   $    28,350,423
 Shares issued in reinvestment
 of distributions ..................                                        289,180         3,017,289
 Shares redeemed ...................                                     (1,255,188)      (13,065,448)
                                                                        ------------------------------
 Net increase (decrease) ...........                                      1,742,865   $    18,302,264
                                                                        ------------------------------
Year ended February 28, 2003
 Shares sold .......................                                      5,204,586   $    54,751,295
 Shares issued in reinvestment
 of distributions ..................                                        507,168         5,321,949
 Shares redeemed ...................                                     (1,930,931)      (20,257,329)
                                                                        ------------------------------
 Net increase (decrease) ..........                                       3,780,823   $    39,815,915
                                                                        ------------------------------
CLASS C SHARES:
Period ended August 31, 2003 a
 Shares sold .......................     306,773   $   3,456,733          4,717,663   $    49,523,213
 Shares issued in reinvestment
 of distributions ..................         306           3,442            729,762         7,638,477
 Shares redeemed ...................      (2,169)        (24,465)        (4,314,992)      (45,155,873)
                                      ----------------------------------------------------------------
 Net increase (decrease) ...........     304,910   $   3,435,710          1,132,433   $    12,005,817
                                      ----------------------------------------------------------------
Year ended February 28, 2003
 Shares sold .......................                                      7,331,785   $    77,373,623
 Shares issued in reinvestment
 of distributions ..................                                      1,399,997        14,744,649
 Shares redeemed ...................                                     (7,516,595)      (79,183,123)
                                                                        ------------------------------
 Net increase (decrease) ...........                                      1,215,187   $    12,935,149
                                                                        ------------------------------

                                      ----------------------------------------------------------------
                                            FRANKLIN NEW JERSEY                 FRANKLIN OREGON
                                                 TAX-FREE                          TAX-FREE
                                                INCOME FUND                       INCOME FUND
                                      ----------------------------------------------------------------
                                         SHARES          AMOUNT             SHARES         AMOUNT
                                      ----------------------------------------------------------------
CLASS A SHARES:
Period ended August 31, 2003
 Shares sold .......................     4,441,383   $   53,479,900         2,753,260   $  32,210,643
 Shares issued in reinvestment
 of distributions ..................       838,200       10,076,181           632,866       7,398,591
 Shares redeemed ...................    (5,060,735)     (60,527,588)       (4,354,538)    (50,738,666)
                                      ----------------------------------------------------------------
Net increase (decrease) ............       218,848   $    3,028,493          (968,412)  $ (11,129,432)
                                      ----------------------------------------------------------------
Year ended February 28, 2003
 Shares sold .......................    10,495,503   $  124,602,465         6,811,964   $  78,662,445
 Shares issued in reinvestment
 of distributions ..................     1,645,953       19,539,292         1,253,238      14,463,503
 Shares redeemed ...................    (9,159,046)    (108,773,192)       (4,797,817)    (55,280,429)
                                      ----------------------------------------------------------------
 Net increase (decrease) ...........     2,982,410   $   35,368,565         3,267,385   $  37,845,519
                                      ----------------------------------------------------------------






                                                         Semiannual Report | 171

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)




                                        ---------------------------------------------------------------
                                            FRANKLIN NEW JERSEY                  FRANKLIN OREGON
                                                 TAX-FREE                           TAX-FREE
                                                INCOME FUND                        INCOME FUND
                                        ---------------------------------------------------------------
                                         SHARES          AMOUNT               SHARES         AMOUNT
                                        ---------------------------------------------------------------
CLASS B SHARES:
Period ended August 31, 2003
 Shares sold ........................      900,050   $   10,901,775
 Shares issued in reinvestment
 of distributions ...................       77,123          931,274
 Shares redeemed ....................     (303,735)      (3,645,022)
                                        ----------------------------
 Net increase (decrease) ............      673,438   $    8,188,027
                                        ----------------------------
Year ended February 28, 2003
 Shares sold ........................    2,785,221   $   33,247,871
 Shares issued in reinvestment
 of distributions ...................      115,151        1,375,024
 Shares redeemed ....................     (338,035)      (4,034,980)
                                        ----------------------------
 Net increase (decrease) ............    2,562,337   $   30,587,915
                                        ----------------------------
CLASS C SHARES:
Period ended August 31, 2003
 Shares sold ........................    1,512,343   $   18,334,107           847,717   $  10,013,222
 Shares issued in reinvestment
 of distributions ...................      106,762        1,291,670            86,215       1,016,540
 Shares redeemed ....................     (958,758)     (11,548,057)         (538,745)     (6,297,979)
                                        ---------------------------------------------------------------
 Net increase (decrease) ............      660,347   $    8,077,720           395,187   $   4,731,783
                                        ---------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ........................    3,032,271   $   36,327,461         2,142,866   $  24,990,581
 Shares issued in reinvestment
 of distributions ...................      191,482        2,288,798           149,742       1,742,390
 Shares redeemed ....................   (1,145,069)     (13,682,562)         (751,284)     (8,751,762)
                                        ---------------------------------------------------------------
 Net increase (decrease) ............    2,078,684   $   24,933,697         1,541,324   $  17,981,209
                                        ---------------------------------------------------------------

                                                                          ---------------------------
                                                                             FRANKLIN PENNSYLVANIA
                                                                                   TAX-FREE
                                                                                  INCOME FUND
                                                                          ---------------------------
                                                                            SHARES         AMOUNT
                                                                          ---------------------------
CLASS A SHARES:
Period ended August 31, 2003
 Shares sold ............................................................   4,165,271   $  43,834,576
 Shares issued in reinvestment of distributions .........................     838,818       8,822,122
 Shares redeemed ........................................................  (4,521,613)    (47,366,672)
                                                                          ---------------------------
 Net increase (decrease) ................................................     482,476   $   5,290,026
                                                                          ---------------------------
Year ended February 28, 2003
 Shares sold ............................................................   8,220,702   $  85,008,670
 Shares issued in reinvestment of distributions .........................   1,650,772      17,039,579
 Shares redeemed ........................................................  (6,882,151)    (71,022,075)
                                                                          ---------------------------
 Net increase (decrease) ................................................   2,989,323   $  31,026,174
                                                                          ---------------------------





172  |  Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)



                                                                           ---------------------------
                                                                               FRANKLIN PENNSYLVANIA
                                                                                     TAX-FREE
                                                                                    INCOME FUND
                                                                           ---------------------------
                                                                               SHARES        AMOUNT
                                                                           ---------------------------
CLASS B SHARES:
Period ended August 31, 2003
 Shares sold ...........................................................    1,108,668   $  11,716,185
 Shares issued in reinvestment of distributions ........................       49,400         520,758
 Shares redeemed .......................................................     (239,357)     (2,502,162)
                                                                           ---------------------------
 Net increase (decrease) ...............................................      918,711   $   9,734,781
                                                                           ---------------------------
Year ended February 28, 2003
 Shares sold ...........................................................    1,950,230   $  20,216,053
 Shares issued in reinvestment of distributions ........................       64,904         673,131
 Shares redeemed .......................................................     (136,157)     (1,418,378)
                                                                           ---------------------------
 Net increase (decrease) ...............................................    1,878,977   $  19,470,806
                                                                           ---------------------------
CLASS C SHARES:
Period ended August 31, 2003
 Shares sold ...........................................................    1,091,039   $  11,571,023
 Shares issued in reinvestment of distributions ........................       91,912         972,548
 Shares redeemed .......................................................     (863,619)     (9,122,223)
                                                                           ---------------------------
 Net increase (decrease) ...............................................      319,332   $   3,421,348
                                                                           ---------------------------
Year ended February 28, 2003
 Shares sold ...........................................................    2,329,651   $  24,259,074
 Shares issued in reinvestment of distributions ........................      164,679       1,711,336
 Shares redeemed .......................................................     (824,070)     (8,562,878)
                                                                           ---------------------------
 Net increase (decrease) ...............................................    1,670,260   $  17,407,532
                                                                           ---------------------------

a For the period July 1, 2003 (effective date) to August 31, 2003 for the
  Franklin Federal Intermediate-Term Tax-Free Income Fund.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers Inc. (Advisers), Franklin Templeton Services LLC (FT Services), Franklin/Templeton Distributors Inc. (Distributors), and Franklin/Templeton Investor Services LLC (Investor Services), the Funds' investment manager, administrative manager, principal underwriter, and transfer agent, respectively.




                                                         Semiannual Report | 173

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)




The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

--------------------------------------------------------------------------
 ANNUALIZED FEE RATE   MONTH-END NET ASSETS
--------------------------------------------------------------------------
        .625%          First $100 million
        .500%          Over $100 million, up to and including $250 million
        .450%          In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions from (on) sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                            -----------------------------------------
                                             FRANKLIN       FRANKLIN      FRANKLIN
                                              ARIZONA       COLORADO     CONNECTICUT
                                             TAX-FREE       TAX-FREE      TAX-FREE
                                            INCOME FUND    INCOME FUND   INCOME FUND
                                            -----------------------------------------
Net commissions received (paid) .........     $(118,742)      $(14,819)     $(10,244)
Contingent deferred sales charges .......     $  25,704       $ 29,020      $ 10,603

                                            -----------------------------------------
                                                           FRANKLIN
                                             FRANKLIN       FEDERAL       FRANKLIN
                                              DOUBLE     INTERMEDIATE-   HIGH YIELD
                                             TAX-FREE    TERM TAX-FREE    TAX-FREE
                                            INCOME FUND   INCOME FUND    INCOME FUND
                                            -----------------------------------------
Net commissions received (paid) .........     $(75,078)      $(29,594)     $(960,757)
Contingent deferred sales charges .......     $ 11,857       $ 25,937      $ 233,002

                                            -----------------------------------------
                                             FRANKLIN       FRANKLIN      FRANKLIN
                                            NEW JERSEY       OREGON     PENNSYLVANIA
                                             TAX-FREE       TAX-FREE      TAX-FREE
                                            INCOME FUND    INCOME FUND   INCOME FUND
                                            -----------------------------------------
Net commissions received (paid) .........    $(446,792)       $ 9,370      $(299,251)
Contingent deferred sales charges .......    $  84,614        $28,339      $  54,326







174  |  Semiannual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)




The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                                      -----------------------------------------
                                       FRANKLIN       FRANKLIN      FRANKLIN
                                        ARIZONA       COLORADO     CONNECTICUT
                                       TAX-FREE       TAX-FREE      TAX-FREE
                                      INCOME FUND    INCOME FUND   INCOME FUND
                                      -----------------------------------------
Transfer agent fees ...............     $117,013        $60,112        $49,159

                                      -----------------------------------------
                                                     FRANKLIN
                                       FRANKLIN       FEDERAL       FRANKLIN
                                        DOUBLE     INTERMEDIATE-   HIGH YIELD
                                       TAX-FREE    TERM TAX-FREE    TAX-FREE
                                      INCOME FUND   INCOME FUND    INCOME FUND
                                      -----------------------------------------
Transfer agent fees ...............      $67,147        $52,351       $922,307

                                      -----------------------------------------
                                       FRANKLIN       FRANKLIN      FRANKLIN
                                      NEW JERSEY       OREGON     PENNSYLVANIA
                                       TAX-FREE       TAX-FREE      TAX-FREE
                                      INCOME FUND    INCOME FUND   INCOME FUND
                                      -----------------------------------------
Transfer agent fees ...............     $161,778        $96,431       $176,180


4. INCOME TAXES

At February 28, 2003, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                ------------------------------------------
                                                  FRANKLIN       FRANKLIN      FRANKLIN
                                                   ARIZONA       COLORADO     CONNECTICUT
                                                  TAX-FREE       TAX-FREE      TAX-FREE
                                                 INCOME FUND    INCOME FUND   INCOME FUND
                                                ------------------------------------------
Capital loss carryovers expiring in:
 2004 .........................................   $     --    $        --     $   46,957
 2005 .........................................         --             --        322,502
 2008 .........................................    164,843      1,416,851      2,457,013
 2009 .........................................     46,061      1,524,288        427,481
 2011 .........................................    144,775         81,665         53,698
                                                ------------------------------------------
                                                  $355,679    $ 3,022,804    $ 3,307,651
                                                ------------------------------------------






                                                         Semiannual Report | 175

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)



                                             --------------------------------------------
                                               FRANKLIN
                                                FEDERAL        FRANKLIN       FRANKLIN
                                             INTERMEDIATE-    HIGH YIELD     NEW JERSEY
                                             TERM TAX-FREE     TAX-FREE       TAX-FREE
                                              INCOME FUND     INCOME FUND    INCOME FUND
                                             --------------------------------------------
Capital loss carryovers expiring in:
 2004 .....................................   $  803,112    $         --      $      --
 2005 .....................................       99,478              --             --
 2006 .....................................       95,778              --             --
 2008 .....................................      314,284      37,171,665             --
 2009 .....................................    1,207,419      73,985,675        368,869
 2010 .....................................      614,893      63,519,381             --
 2011 .....................................           --     131,377,453             --
                                             --------------------------------------------
                                              $3,134,964    $306,054,174      $ 368,869
                                             --------------------------------------------

                                             ---------------------------
                                               FRANKLIN      FRANKLIN
                                                OREGON     PENNSYLVANIA
                                               TAX-FREE      TAX-FREE
                                              INCOME FUND   INCOME FUND
                                             ---------------------------
Capital loss carryovers expiring in:
 2008 ....................................   $2,272,755    $  2,126,601
 2009 ....................................      966,007       3,680,545
 2010 ....................................    1,860,003       4,726,279
                                             ---------------------------
                                             $5,098,765    $ 10,533,425
                                             ---------------------------

At February 28, 2003, the following funds have deferred capital losses occurring subsequent to October 31, 2002. For tax purposes, such losses will be reflected in the year ending February 29, 2004.

                      ----------------------------------------------------------
                       FRANKLIN      FRANKLIN       FRANKLIN    FRANKLIN FEDERAL
                        ARIZONA      COLORADO      CONNECTICUT INTERMEDIATE-TERM
                       TAX-FREE      TAX-FREE       TAX-FREE       TAX-FREE
                      INCOME FUND   INCOME FUND    INCOME FUND    INCOME FUND
                      ----------------------------------------------------------
                       $986,534      $441,367       $236,830       $1,783,886

                      ----------------------------------------
                       FRANKLIN      FRANKLIN       FRANKLIN
                      HIGH YIELD    NEW JERSEY       OREGON
                       TAX-FREE      TAX-FREE       TAX-FREE
                      INCOME FUND   INCOME FUND    INCOME FUND
                      ----------------------------------------
                      $40,854,685    $601,033      $1,434,683





176  |  Semiannual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)


Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond workout expenditures, and bond discounts.

At August 31, 2003, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                      ------------------------------------------------
                                                         FRANKLIN         FRANKLIN        FRANKLIN
                                                          ARIZONA         COLORADO       CONNECTICUT
                                                         TAX-FREE         TAX-FREE        TAX-FREE
                                                        INCOME FUND      INCOME FUND     INCOME FUND
                                                      ------------------------------------------------
Cost of investments ................................  $  905,739,523   $ 343,662,962   $  291,562,243
                                                      ------------------------------------------------
Unrealized appreciation ............................  $   37,197,822   $  16,646,427   $   10,356,431
Unrealized depreciation ............................     (28,995,487)     (1,017,394)      (6,148,541)
                                                      ------------------------------------------------
Net unrealized appreciation (depreciation) .........  $    8,202,335   $  15,629,033   $    4,207,890
                                                      ------------------------------------------------

                                                    --------------------------------------------------
                                                       FRANKLIN    FRANKLIN FEDERAL      FRANKLIN
                                                        DOUBLE    INTERMEDIATE-TERM     HIGH YIELD
                                                       TAX-FREE        TAX-FREE          TAX-FREE
                                                      INCOME FUND     INCOME FUND       INCOME FUND
                                                    --------------------------------------------------
Cost of investments ..............................  $ 309,731,885    $ 408,273,801   $  5,015,628,814
                                                    --------------------------------------------------
Unrealized appreciation ..........................  $  10,108,482    $  11,698,275   $    259,990,377
Unrealized depreciation ..........................     (3,801,460)      (4,578,548)      (280,494,997)
                                                    --------------------------------------------------
Net unrealized appreciation (depreciation) .......  $   6,307,022    $   7,119,727   $    (20,504,620)
                                                    --------------------------------------------------

                                                    --------------------------------------------------
                                                         FRANKLIN         FRANKLIN        FRANKLIN
                                                        NEW JERSEY         OREGON       PENNSYLVANIA
                                                         TAX-FREE         TAX-FREE        TAX-FREE
                                                        INCOME FUND      INCOME FUND     INCOME FUND
                                                    --------------------------------------------------
Cost of investments ..............................    $  901,527,359   $ 595,323,406   $  788,952,389
                                                    --------------------------------------------------
Unrealized appreciation ..........................    $   37,556,095   $  21,397,599   $   36,796,205
Unrealized depreciation ..........................        (8,029,841)     (5,341,521)      (5,263,709)
                                                    --------------------------------------------------
Net unrealized appreciation (depreciation) .......    $   29,526,254   $  16,056,078   $   31,532,496
                                                    --------------------------------------------------





                                                         Semiannual Report | 177

Franklin Tax-Free Trust

5. INVESTMENT TRANSACTIONS




Purchases and sales of investments (excluding short-term securities) for the period ended August 31, 2003 were as follows:

                                    ----------------------------------------------
                                         FRANKLIN       FRANKLIN       FRANKLIN
                                          ARIZONA       COLORADO      CONNECTICUT
                                         TAX-FREE       TAX-FREE       TAX-FREE
                                        INCOME FUND    INCOME FUND    INCOME FUND
                                    ----------------------------------------------
Purchases ........................    $  71,969,148   $ 37,329,747  $   9,600,170
Sales ............................    $  69,208,675   $ 49,086,854  $  24,333,340

                                    ----------------------------------------------
                                                      FRANKLIN
                                       FRANKLIN        FEDERAL         FRANKLIN
                                        DOUBLE      INTERMEDIATE-     HIGH YIELD
                                       TAX-FREE     TERM TAX-FREE      TAX-FREE
                                      INCOME FUND    INCOME FUND      INCOME FUND
                                    ----------------------------------------------
Purchases ........................  $  61,857,612   $  72,884,842  $  218,016,739
Sales ............................  $  31,666,378   $  12,893,935  $  179,399,258

                                    ----------------------------------------------
                                         FRANKLIN       FRANKLIN       FRANKLIN
                                        NEW JERSEY       OREGON      PENNSYLVANIA
                                         TAX-FREE       TAX-FREE       TAX-FREE
                                        INCOME FUND    INCOME FUND    INCOME FUND
                                    ----------------------------------------------
Purchases ........................      $91,741,131   $ 22,782,587  $  86,235,356
Sales ............................      $61,037,877   $ 19,052,607  $  63,864,901


6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 39.7% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted and/or other securities for which the income has been deemed uncollectible. The Fund discontinues accruing income on these securities and provides an estimate for losses on interest receivable. At August 31, 2003, the value of these securities was $33,862,186 representing .67% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.







178  |  Semiannual Report

Franklin Tax-Free Trust

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.



                                                         Semiannual Report | 179

                       This page intentionally left blank.

Literature Request

For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS



INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund


GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1


VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund


BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4


SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund


ASSET ALLOCATION
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund


INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust7
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate
  U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund


TAX-FREE INCOME8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,6


STATE-SPECIFIC TAX-FREE INCOME8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia


VARIABLE INSURANCE PRODUCTS FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. Effective June 30, 2003, the fund reopened to all new investors.

4. Upon reaching approximately $350 million in assets, the fund will close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.



09/03                               Not part of the semiannual report

      [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]    One Franklin Parkway
       INVESTMENTS          San Mateo, CA 94403-1906







WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TAX-FREE TRUST


INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Tax-Free Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



TF3 S2003 10/03


ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER.

(C) N/A

(D) N/A

(F) PURSUANT TO ITEM 10(A), THE REGISTRANT IS ATTACHING AS AN EXHIBIT A COPY OF ITS CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICERS FINANCIAL AND ACCOUNTING OFFICER.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) THE REGISTRANT HAS AN AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IF FRANK W.T. LAHAYE AND HE IS "INDEPENDENT" AS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 10. EXHIBITS.

(A) CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS.

(B)(1) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION, AND KIMBERLEY H. MONASTERIO, CHIEF FINANCIAL OFFICER

(B(2) CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION, AND KIMBERLEY H. MONASTERIO, CHIEF FINANCIAL OFFICER

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    October 31, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    October 31, 2003


By /s/Kimberley H. Monasterio
Chief Financial Officer
Date    October 31, 2003